                                                              Investment Company No.  811-5186

                     As filed with the Securities and Exchange Commission on February 15, 2001
                     -------------------------------------------------------------------------

                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     FORM N-1A

                              Registration Statement under The Securities Act of 1933

                                          Post-Effective Amendment No. 44

                          Registration Statement under The Investment Company Act of 1940

                                                 Amendment No. 46

                                              AMERICAN SKANDIA TRUST

                                (Exact Name of Registrant as Specified in Charter)

                                  One Corporate Drive, Shelton, Connecticut 06484
                                  -----------------------------------------------

                                (Address of Principal Executive Offices) (Zip Code)

                                                  (203) 926-1888
                                                  --------------
                               (Registrant's Telephone Number, Including Area Code)

                                       EDWARD P. MACDONALD, ESQ., SECRETARY
                                              AMERICAN SKANDIA TRUST
                                  ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                                  -----------------------------------------------

                                      (Name and Address of Agent for Service)

                                                    Copies to:

                                              ROBERT K. FULTON, ESQ.
                                        STRADLEY RONON STEVENS & YOUNG, LLP
                               2600 ONE COMMERCE SQUARE, PHILADEPHIA, PA 19103-7098

                           It is proposed that this filing will become effective (check appropriate space)

                           _____   immediately upon filing pursuant to paragraph (b).
                           _____    on _______ pursuant to paragraph (b) of rule 485.
                           _____   60 days after filing pursuant to paragraph (a)(1).
                           _____   on _______ pursuant to paragraph (a)(1).
                           _X___   75 days after filing pursuant to paragraph (a)(2).
                           _____   on        pursuant to paragraph (a)(2) of rule 485.
                                      ------
                           _____   this post-effective amendment designates a new effective
                                   date for a previously filed post-effective amendment.

                   Shares of Beneficial Interest of the Various Series of American Skandia Trust
                                      (Title of Securities Being Registered)

PROSPECTUS                                                                                            May 1, 2002

                                              AMERICAN SKANDIA TRUST
                                  One Corporate Drive, Shelton, Connecticut 06484
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American  Skandia  Trust (the "Trust") is an  investment  company made up of the  following 43 separate  portfolios
("Portfolios"):

ASTFUNDPROS
AST Scudder Japan Portfolio
AST Strong International Equity Portfolio
AST Janus Overseas Growth Portfolio
AST American Century International Growth Portfolio
AST DeAM International Equity Portfolio
AST MFS Global Equity Portfolio
AST PBHG Small-Cap Growth Portfolio
AST DeAM Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Gabelli Small-Cap Value Portfolio
AST DeAM Small-Cap Value Portfolio
AST Janus Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman Mid-Cap Value Portfolio
AST Alger All-Cap Growth Portfolio
AST Gabelli All-Cap Value Portfolio
AST Kinetics Internet Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Alliance Growth Portfolio
AST MFS Growth Portfolio
AST Marsico Capital Growth Portfolio
AST JanCap Growth Portfolio
AST DeAM Large-Cap Growth Portfolio
AST DeAM Large-Cap Value Portfolio
AST Alliance/Bernstein Growth + Value Portfolio
AST Sanford Bernstein Core Value Portfolio
AST Cohen & Steers Realty Portfolio
AST Sanford Bernstein Managed Index 500 Portfolio
AST American Century Income & Growth Portfolio
AST Alliance Growth and Income Portfolio
AST MFS Growth with Income Portfolio
AST INVESCO Equity Income Portfolio
AST DeAM Global Allocation Portfolio
AST American Century Strategic Balanced Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Global Bond Portfolio
AST Federated High Yield Portfolio
AST Lord Abbett Bond-Debenture Portfolio
AST DeAM Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST Money Market Portfolio

131

ASTFUNDPROS

THESE  SECURITIES  HAVE NOT BEEN APPROVED OR  DISAPPROVED  BY THE  SECURITIES  AND EXCHANGE  COMMISSION NOR HAS THE
COMMISSION  PASSED UPON THE  ACCURACY  OR ADEQUACY OF THIS  PROSPECTUS.  ANY  REPRESENTATION  TO THE  CONTRARY IS A
CRIMINAL OFFENSE.

The Trust is an investment  vehicle for life insurance  companies  ("Participating  Insurance  Companies")  writing variable  annuity  contracts and variable life  insurance  policies.  Shares of the Trust may also be sold directly to certain  tax-deferred  retirement  plans.  Each variable  annuity  contract and variable life  insurance  policy involves fees and expenses not described in this  Prospectus.  Please read the Prospectus for the variable  annuity contract and variable life insurance  policy for information  regarding the contract or policy,  including its fees and expenses.

The Trust has received an order from the Securities and Exchange  Commission  that permits its investment  manager, subject to approval by its Board of Trustees,  to change sub-advisors  engaged by the Investment Manager to conduct the investment  programs of each Portfolio without  shareholder  approval.  For more  information,  please see this
Prospectus under "Management of the Trust."

                                                 -----------------

Caption                                                                                                        Page
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                                                Risk/Return Summary

         American   Skandia  Trust  (the  "Trust")  is  comprised  of  forty-three   investment   portfolios   (the
"Portfolios").  The  Portfolios  are designed to provide a wide range of  investment  options.  Each  Portfolio has its own  investment  goal and style  (and,  as a  result,  its own level of  risk).  Some of the  Portfolios  offer potential for high returns with  correspondingly  higher risk,  while others offer stable  returns with  relatively less  risk.  It is  possible  to lose  money  when  investing  even in the  most  conservative  of the  Portfolios.
Investments  in the  Portfolios  are not bank  deposits and are not insured or  guaranteed  by the Federal  Deposit
Insurance Corporation or any other government agency.

         It is not  possible  to  provide an exact  measure  of the risk to which a  Portfolio  is  subject,  and a
Portfolio's  risk will vary  based on the  securities  that it holds at a given  time.  Nonetheless,  based on each
Portfolio's  investment  style and the risks  typically  associated  with that style, it is possible to assess in a general  manner  the  risks  to  which a  Portfolio  will be  subject.  The  following  discussion  highlights  the investment  strategies  and risks of each  Portfolio.  Additional  information  about  each  Portfolio's  potential investments and its risks is included in this Prospectus under "Investment Objectives and Policies."

International and Global Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Scudder Japan                 Long-term capital growth       The Portfolio invests primarily in securities issued by
                                                             Japan-based companies or their affiliates, or by companies that derive more than half of their revenues from Japan.

Strong International Equity   Capital growth                 The Portfolio invests primarily in equity securities of
                                                             foreign companies.

Janus Overseas Growth         Long-term capital growth       The Portfolio invests primarily in equity securities of
                                                             foreign companies.

American Century Int'l        Capital growth                 The Portfolio invests primarily in equity securities of
Growth                                                       foreign companies.

DeAM International Equity     Capital growth                 The Portfolio invests primarily in equity securities of
                                                             foreign companies represented in the MSCI EAFE(R)Index.

MFS Global Equity            Capital growth                  The Portfolio invests primarily in common stocks and related securities of U.S. and foreign issuers.

Principal Investment Strategies:
-------------------------------

The AST Scudder  Japan  Portfolio  pursues its  investment  objective  by  investing  at least 80% of net assets in
Japanese  securities  (those issued by Japan-based  companies or their  affiliates,  or by any company that derives more than half of its revenues from Japan).  The  Portfolio  may invest in stocks of any size,  including up to 30%
of its net assets in smaller companies that are traded over-the-counter.

In choosing stocks, the Sub-advisor uses a combination of three analytical disciplines:

         Bottom-up  research.  The Sub-advisor  looks for individual  companies with effective  management,  strong competitive  positioning,  active  research  and  development,  and sound  balance  sheets.  The  Sub-advisor  also evaluates fundamentals such as price-to-earnings ratios.

         Growth  orientation.  The  Sub-advisor  prefers  companies  whose  revenue or earnings seem likely to grow faster than the average  for their  market and whose stock  prices  appear  reasonable  in light of their  business prospects.

         Top-down analysis.  The Sub-advisor considers the economic outlooks for various sectors and industries.

The  Sub-advisor  may favor  securities  from  different  industries  and companies at different  times while still maintaining variety in terms of the industries and companies represented.

The Portfolio  will normally sell a security when it reaches a target price,  its  fundamentals  have changed,  the
Sub-advisor  believes  other  investments  offer better  opportunities,  or when  adjusting its emphasis on a given industry.

The AST Strong  International  Equity Portfolio  (formerly,  the AST AIM  International  Equity Portfolio) seeks to meet its investment objective by investing,  under normal market conditions,  at least 80% of its total assets in a diversified  portfolio of equity securities of companies located or operating in developed  non-U.S.  countries and emerging  markets  of the  world.  The  equity  securities  will  ordinarily  be  traded  on a  recognized  foreign securities exchange or traded in a foreign  over-the-counter  market in the country where the issuer is principally based,  but may also be traded in other countries  including the United States.  The  Sub-advisor  intends to focus on companies  with an  above-average  potential  for  long-term  growth and  attractive  relative  valuations.  The
Sub-advisor selects companies based on five key factors:  growth,  valuation,  management,  risk, and sentiment. In addition, the Sub-advisor looks for companies with the following  characteristics:  (1) a distinguishable franchise on a local,  regional or global basis;  (2) a history of effective  management  demonstrated by expanding  revenues and  earnings  growth;  (3) prudent  financial  and  accounting  policies;  and (4) an ability to  capitalize  on a changing business environment.

The Portfolio will normally allocate assets among a variety of countries,  regions and industry sectors,  investing in at least five countries outside of the United States.  In selecting  countries,  the Sub-advisor  considers such factors as economic  growth  prospects,  monetary and fiscal  policies,  political  stability,  currency trends and market  liquidity.  The  Portfolio may invest up to 40% of its total assets in any one country and up to 25% of its total assets in securities of issuers located and operating primarily in emerging market countries.

The AST Janus Overseas Growth Portfolio pursues its objective  primarily  through  investments in equity securities of issuers  located  outside  the United  States.  Equity  securities  include  common  stocks,  preferred  stocks, warrants and securities  convertible  into or exchangeable  for common or preferred  stocks.  The Portfolio has the flexibility to invest on a worldwide  basis in companies and  organizations  of any size,  regardless of country of organization or place of principal  business  activity.  The Portfolio  normally  invests at least 80% of its total assets in securities of issuers from at least five  different  countries,  excluding  the United  States.  Although the Portfolio  intends to invest  substantially  all of its assets in issuers located outside the United States, it may at times invest in U.S.  issuers and it may at times  invest all of its assets in fewer than five  countries or even a single country.

The  Portfolio  invests  primarily in companies  selected for their growth  potential.  The  Sub-advisor  generally takes a "bottom up" approach to choosing  investments for the Portfolio.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large, regardless of where the  companies are organized or where they  primarily  conduct  business.  Although  themes may emerge in the  Portfolio,  securities  are  generally  selected  without  regard to any  defined  allocation  among countries, geographic regions or industry sectors, or other similar selection procedure.

The AST  American  Century  International  Growth  Portfolio  will seek to  achieve  its  investment  objective  by investing  primarily in equity  securities of international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed that looks for companies with earnings and revenue  growth.  Ideally,  the  Sub-advisor  looks for companies  whose earnings and revenues are not only growing,  but are growing at an accelerating  pace. For purposes of the Portfolio,  equity securities  include common stocks, preferred stocks and convertible securities.

The  Sub-advisor  tracks  financial  information  for  thousands  of companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that,  over the long term,  the stocks of  companies  with  accelerating  earnings and revenues  have a  greater-than-average  chance to increase in value.

The  Sub-advisor  recognizes  that,  in addition to locating  strong  companies  with  accelerating  earnings,  the allocation  of  assets  among  different  countries  and  regions  also  is an  important  factor  in  managing  an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  While the  Portfolio's  focus will be on issuers in developed markets, the Sub-advisor expects to invest to some degree in issuers in developing countries.

The AST  DeAM  International  Equity  Portfolio  (formerly,  the  AST  Founders  Passport  Portfolio)  pursues  its investment  objective by normally  investing at least 80% of its total assets in the equity securities of companies in developed  countries  outside the United  States that are  represented  in the MSCI EAFE(R)Index.  The MSCI EAFE(R)
Index tracks stocks in Australia,  Austria,  Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy,
Japan, the  Netherlands,  New Zealand,  Norway,  Portugal,  Singapore,  Spain,  Sweden,  Switzerland and the United
Kingdom.  The  Sub-advisor  employs an investment  strategy  designed to maintain a portfolio of equity  securities which  approximates  the market risk of those stocks  included in the MSCI EAFE(R)Index,  but which  outperforms the
MSCI EAFE(R)Index through active stock  selection.  The target of this Portfolio is to track the  performance of the
MSCI EAFE(R)Index  within 4% with  normal  deviation  expected  of 1%. It is  possible  that the  deviation  may be higher.  For purposes of this Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the MSCI EAFE(R)Index,  while  improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

In managing the Portfolio,  the Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers a number of factors in  considering  whether to invest in a stock,  including  earnings  growth  rate,  analysts'  estimates of future  earnings and  industry-relative  price  multiples.  Other  factors are cash flow growth as well as earnings and price  momentum.  The Sub-advisor  generally takes a "bottom up" approach to building the Portfolio,  searching for individual companies that demonstrate the best potential for significant earnings.

The AST MFS Global Equity Portfolio invests,  under normal market  conditions,  at least 65% of its total assets in common stocks and related securities,  such as preferred stock,  convertible securities and depositary receipts, of
U.S. and foreign issuers (including issuers in developing countries).

The Portfolio  focuses on companies that the Sub-advisor  believes have favorable  growth  prospects and attractive valuations  based on current  and  expected  earnings  or cash flow.  The  Portfolio  generally  seeks to  purchase securities  of companies  with  relatively  large market  capitalizations  relative to the market in which they are traded. The Portfolio's  investments may include  securities traded in the  over-the-counter  markets,  rather than on  securities  exchanges.  The  Sub-advisor  uses a "bottom  up," as opposed to "top  down,"  investment  style in managing the  Portfolio.  This means that  securities are selected  based upon  fundamental  analysis of individual companies by the Sub-advisor.

Principal Risks:
---------------

o        All six of the  international  and global  portfolios  are equity  funds,  and the primary risk of each is that the value of the stocks they hold will decline.  Stocks can decline for many reasons,  including  reasons related to the particular company, the industry of which it is a part, or the securities markets generally.

o        The  level of risk of the  international  portfolios  will  generally  be  higher  than the  level of risk associated  with domestic  equity funds.  Foreign  investments  involve risks such as fluctuations in currency
     exchange  rates,  less  liquid  and  more  volatile  securities  markets,   unstable  political  and  economic
     structures,  reduced  availability  of  information,  and lack of uniform  financial  reporting and regulatory practices  such as  those  that  apply  to U.S.  issuers.  The  level  of  risk of the AST MFS  Global  Equity
     Portfolio,  as a global fund that invests in both U.S. and foreign securities,  may be lower than that of many international  funds but higher than that of many domestic equity funds.  While none of the  international and global  portfolios  invest primarily in companies  located in developing  countries,  each may invest in those companies to some degree,  and the risks of foreign  investment may be accentuated by investment in developing countries.

o        The AST Scudder Japan  Portfolio's  focus on a single  country  could give rise to increased  risk, as the
     Portfolio's  investments  will not be diversified  among countries having varying  characteristics  and market performance.  Also,  Japanese  economic  growth has weakened  after the sharp  collapse of the stock market in the 1990's and the current economic condition remains uncertain.

Capital Growth Portfolios:

Portfolio:                     Investment Goal:              Primary Investments:
---------                      ---------------               -------------------

PBHG Small-Cap Growth          Capital growth                The Portfolio invests primarily in common stocks of small
                                                             capitalization companies.

DeAM Small-Cap Growth          Maximum capital growth        The Portfolio invests primarily in equity securities of
                                                             small capitalization companies included in the Russell 2000(R)
                                                             Growth Index.

Federated Aggressive Growth    Capital growth                The Portfolio invests primarily in equity securities of
                                                             companies offering superior prospects for earnings growth.

Goldman Sachs Small-Cap        Long-term capital growth      The Portfolio invests primarily in equity securities of
Value                                                        small capitalization companies that are believed to be
                                                             undervalued.

Gabelli Small-Cap Value        Long-term capital growth      The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.

DeAM Small-Cap Value           Maximum capital growth        The Portfolio invests primarily in equity securities of
                                                             small capitalization companies included in the Russell 2000(R)
                                                             Value Index.
Janus Mid-Cap Growth           Long-term capital growth      The Portfolio invests primarily in equity securities of
                                                             medium-sized companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Growth                                                       capitalization companies.

Neuberger Berman Mid-Cap       Capital growth                The Portfolio invests primarily in common stocks of medium
Value                                                        capitalization companies, using a value-oriented investment approach.

Alger All-Cap Growth          Long-term capital growth     The Portfolio invests primarily in common and preferred
                                                           stocks.

Gabelli All-Cap Value         Capital Growth               The Portfolio invests primarily in readily marketable equity securities.

Kinetics Internet             Long-term capital growth     The Portfolio invests primarily in the equity securities of companies that are engaged in the Internet and
                                                           Internet-related activities.

T. Rowe Price Natural         Long-term capital growth     The Portfolio invests primarily in common stocks of companies
Resources                                                  that own or develop natural resources and other basic
                                                           commodities.

Alliance Growth               Long-term capital growth     The Portfolio invests predominantly in the equity securities of a limited number of large, high-quality U.S. companies

MFS Growth                    Long-term capital growth     The Portfolio invests primarily in common stocks and related
                              and future income            securities.

Marsico Capital Growth        Capital growth               The Portfolio invests primarily in common stocks, with the majority of the Portfolio's assets in large capitalization stocks.

JanCap Growth                 Capital growth               The Portfolio invests primarily in equity securities.

DeAM Large-Cap Growth         Maximum capital growth       The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000(R)Growth
                                                           Index.
DeAM Large-Cap Value Fund     Maximum capital growth       The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000(R)Value
                                                           Index.
Alliance/Bernstein Growth     Capital growth               The Portfolio invests approximately 50% of its assets in
+ Value                                                    growth stocks of large companies and 50% of its assets in
                                                           value stocks of large companies.

Sanford Bernstein Core        Long-term capital growth     The Portfolio invests primarily in common stocks of large
Value                                                      capitalization companies that appear to be undervalued.

Principal Investment Strategies:
-------------------------------

The AST PBHG  Small-Cap  Growth  Portfolio  (formerly,  the AST  Janus  Small-Cap  Growth  Portfolio)  pursues  its objective by normally  investing at least 80% of its total assets in the common  stocks of  small-sized  companies.
For purposes of the  Portfolio,  small-sized  companies are those that have market  capitalizations  similar to the market  capitalizations  of the  companies in the Russell  2000(R)Index at the time of the  Portfolio's  investment.
The Sub-advisor  expects to focus primarily on those  securities  whose market  capitalizations  or annual revenues are less than $1 billion at the time of purchase.  The size of the  companies in the Russell  2000(R)Index and those on which the  Sub-advisor  intends to focus the Portfolio's  investments  will change with market  conditions.  The
Sub-Advisor uses its own fundamental  research,  computer models and proprietary  measures of growth in determining which  stocks to select for the  Portfolio.  The  Sub-Advisor's  investment  strategy  seeks to identify  stocks of companies which have strong business  momentum,  earnings  growth,  superior  management teams as well as stocks of those companies whose earnings growth  potential may not be currently  recognized by the market and whose stock may be  considered  to be  underpriced  using  various  financial  measurements  employed by the  Sub-advisor,  such as price-to-earnings ratios.

The AST DeAM  Small-Cap  Growth  Portfolio  (formerly,  the AST Scudder  Small-Cap  Growth  Portfolio)  pursues its investment  objective  by  normally  investing  at least  80% of its  total  assets  in the  equity  securities  of small-sized  companies  included in the Russell 2000(R)Growth Index.  Equity  securities  include  common stocks and securities  convertible  into or exchangeable  for common stocks,  including  warrants and rights.  The Sub-advisor employs an  investment  strategy  designed to maintain a portfolio  of equity  securities  which  approximates  the market risk of those stocks  included in the Russell 2000(R)Growth Index,  but which  outperforms  the Russell 2000(R)
Growth Index  through  active stock  selection.  The Russell  2000(R)Growth Index is a market  capitalization  index that measures the  performance of small-sized  companies with above average growth  prospects.  As of September 30,
2001,  the average  market  capitalization  of the companies in the Russell 2000(R)Growth Index was $356 million and the median  market  capitalization  was $241  million.  The size of the companies in the Russell 2000(R)Growth Index will  change  with market  conditions.  The target of this  Portfolio  is to track the  performance  of the Russell
2000(R)Growth  Index  within 4% with normal  deviation  expected of 1%. It is possible  that the  deviation  may be higher.  For purposes of this Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 2000(R)Growth Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of factors in  determining  whether  to invest in a growth  stock,  including earnings  growth  rate,  analysts'  estimates of future  earnings  and  industry-relative  price  multiples.  Other factors are net income  growth  versus cash flow growth as well as earnings and price  momentum.  In the  selection of  investments,  long-term  capital  appreciation  will take  precedence  over short  range  market  fluctuations.
However,  the Portfolio may  occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

The AST Federated  Aggressive Growth Portfolio  pursues its investment  objective by investing in equity securities of companies  offering  superior  prospects for earnings  growth.  The  Portfolio  focuses its  investments  on the
equity  securities  of  smaller  companies,   but  it  is  not  subject  to  any  specific  market   capitalization
requirements.  The Portfolio may invest in foreign issuers through American Depositary Receipts.

Using its own  quantitative  process,  the Sub-advisor  rates the future  performance  potential of companies.  The
Sub-advisor  evaluates  each  company's  earnings  quality in light of its current  valuation to narrow the list of attractive  companies.  The Sub-advisor then evaluates product  positioning,  management quality and sustainability of current growth trends of those  companies.  Using this type of fundamental  analysis,  the  Sub-advisor  selects the most promising companies for the Portfolio.

In  determining  the amount to invest in a  security,  the  Sub-advisor  limits the  Portfolio's  exposure  to each business  sector that  comprises  the S&P 500 Index.  The  Portfolio's  allocation to a sector will be no more than
300%  of the  Index's  allocation  to  that  sector  or 30% of the  total  portfolio,  whichever  is  greater.  The
Portfolio's  strategies  with  respect to security  analysis,  market  capitalization,  and sector  allocation  are designed to produce a portfolio of stocks whose long-term  growth  prospects are  significantly  above those of the
S&P 500 Index.

The AST Goldman Sachs  Small-Cap Value Portfolio will seek its objective  through  investments  primarily in equity securities of small  capitalization  companies that are believed to be undervalued in the  marketplace.  Typically, in choosing stocks, the Sub-advisor looks for companies using the Sub-advisor's  value investment  philosophy.  The
Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

Usually,  at least 65% of the  Portfolio's  total assets will be invested in common stocks issued by smaller,  less well-known  companies  (with  market  capitalizations  of less  than $4  billion  at the time of  investment).  The
Portfolio may invest up to 25% of its assets in foreign securities.

The stocks in which the Portfolio  generally  invests are those which, in the Sub-advisor's  judgment,  are selling below their  intrinsic  value and at prices that do not  adequately  reflect their  long-term  business  potential.
Selected  smaller stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly  pessimistic about a company's  prospects.  Accordingly,  their prices can rise either as a result of improved business  fundamentals,  particularly when earnings grow faster than general  expectations,  or as more investors  come to recognize the  company's  underlying  potential.  The price of shares in relation to book value, sales,  asset value,  earnings,  dividends and cash flow, both historical and prospective,  are key determinants in the security  selection  process.  These criteria are not rigid,  and other stocks may be included in the Portfolio if they are expected to help it attain its objective.

The  AST  Gabelli  Small-Cap  Value  Portfolio  will  invest  at  least  65% of its  total  assets  in  stocks  and equity-related  securities  of small  companies ($1 billion or less in market  capitalization).  Reflecting a value approach to  investing,  the Portfolio  will seek the stocks of companies  whose current stock prices do not appear to adequately  reflect their underlying value as measured by assets,  earnings,  cash flow or business  franchises.
The  Sub-advisor's  research team seeks to identify  companies that appear to be  undervalued by various  measures, and may be temporarily out of favor, but have good prospects for capital  appreciation.  In selecting  investments, the Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying  assets of the  company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through  restructuring  or other means.  The Portfolio may sell securities for a variety of reasons,  such as to secure gains,  limit losses or re-deploy  assets into more  promising  opportunities.  The Portfolio will not sell a stock just because the company has grown to a market  capitalization of more than $1 billion,  and it may on occasion purchase companies with a market cap of more than $1 billion.

The AST DeAM Small-Cap Value Portfolio pursues its investment  objective by normally  investing at least 80% of its total assets in the equity securities of small-sized  companies  included in the Russell 2000(R)Value Index.  Equity securities  include common stocks and securities  convertible  into or  exchangeable  for common stocks,  including warrants and rights.  The  Sub-advisor  employs an investment  strategy  designed to maintain a portfolio of equity securities  which  approximates  the market risk of those stocks  included in the Russell  2000(R)Value  Index,  but which  outperforms the Russell 2000(R)Value Index through active stock  selection.  The Russell 2000(R)Value Index is a market  capitalization  index that measures the  performance  of  small-sized  companies  trading at discounts to their value.  As of September 30, 2001,  the average  market  capitalization  of the companies in the Russell 2000(R)
Value Index was $451 million and the median market  capitalization  was $348 million.  The target of this Portfolio is to track the  performance  of the Russell 2000(R)Value Index within 4% with normal  deviation  expected of 1%. It is possible  that the  deviation  may be higher.  For purposes of this  Portfolio,  the strategy of  attempting  to correlate a stock  portfolio's  market risk with that of a particular  index,  in this case the Russell 2000(R)Value
Index,  while  improving  upon the return of the same index through  active stock  selection,  is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of  factors in  determining  whether  to invest in a value  stock,  including earnings  growth  rate,  analysts'  estimates of future  earnings  and  industry-relative  price  multiples.  Other factors are net income  growth  versus cash flow growth as well as earnings and price  momentum.  In the  selection of  investments,  long-term  capital  appreciation  will take  precedence  over short  range  market  fluctuations.
However,  the Portfolio may  occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

The AST Janus Mid-Cap Growth Portfolio pursues its objective by investing  primarily in equity securities  selected for their  growth  potential,  and  normally  invests  at least 80% of its net  assets in  medium-sized  companies.
Equity  securities  include  common  stocks,   preferred  stocks,  warrants  and  securities  convertible  into  or exchangeable  for common or preferred  stocks.  For purposes of the  Portfolio,  medium-sized  companies  are those whose  market  capitalizations  (measured  at the time of  investment)  fall within the range of  companies  in the
Standard & Poor's  MidCap 400 Index (the "S&P 400").  The  Sub-advisor  generally  takes a "bottom up"  approach to choosing  investments for the Portfolio.  In other words, the Sub-advisor  seeks to identify  individual  companies with  earnings  growth  potential  that may not be recognized by the market at large.  The  Sub-advisor  makes this assessment by looking at companies one at a time,  regardless of size, country of organization,  place of principal business activity, or other similar selection criteria.

To pursue its objective,  under normal  conditions,  the AST Neuberger  Berman Mid-Cap Growth  Portfolio  primarily invests at least 80% of its net assets in the common  stocks of mid-cap  companies.  Companies  with equity  market capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of investment  are considered mid-cap  companies  for  purposes  of the  Portfolio.  Some  of the  Portfolio's  assets  may  be  invested  in the securities  of  large-cap  companies  as well as in  small-cap  companies.  The  Portfolio  seeks to reduce risk by diversifying among many companies and industries.

The  Portfolio  is  normally  managed  using a  growth-oriented  investment  approach.  The  Sub-advisor  looks for fast-growing  companies that are in new or rapidly  evolving  industries.  Factors in identifying  these  companies may include  above-average growth of earnings or earnings that exceed analysts'  expectations.  The Sub-advisor may also look for other  characteristics  in a company,  such as  financial  strength,  a strong  position  relative to competitors and a stock price that is reasonable in light of its growth rate.

The  Sub-advisor  follows a  disciplined  selling  strategy,  and may sell a stock when it reaches a target  price, fails to perform as expected, or appears substantially less desirable than another stock.

To pursue its  objective,  under  normal  market  conditions  the AST  Neuberger  Berman  Mid-Cap  Value  Portfolio
primarily invests at least 80% of its net assets in the common stocks of mid-cap  companies.  Companies with equity market  capitalizations  that fall  within the range of the Russell  Midcap(R)Index at the time of  investment  are considered  mid-cap  companies for purposes of the  Portfolio.  Some of the  Portfolio's  assets may be invested in the  securities of large-cap  companies as well as in small-cap  companies.  The Portfolio  seeks to reduce risk by diversifying among many companies and industries.

Under the Portfolio's  value-oriented  investment approach,  the Sub-advisor looks for well-managed companies whose stock prices are  undervalued  and that may rise in price when other  investors  realize their worth.  Factors that the Sub-advisor may use to identify these companies include strong  fundamentals,  such as a low  price-to-earnings ratio,  consistent  cash flow,  and a sound track record  through all phases of the market cycle.  The  Sub-advisor may also look for other  characteristics  in a company,  such as a strong position relative to competitors,  a high level of stock ownership among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

The Sub-advisor  generally  considers  selling a stock when it reaches a target price,  when it fails to perform as expected, or when other opportunities appear more attractive.

The AST Alger  All-Cap  Growth  Portfolio  invests  primarily  in equity  securities,  such as common or  preferred stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market.  The  Portfolio  may invest in the equity  securities of companies of all sizes, and may emphasize either larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

The Portfolio  invests  primarily in growth  stocks.  The  Sub-advisor  believes that these stocks are those of two types of companies:

o        High Unit Volume Growth  Companies.  Vital  creative  companies  that offer goods or services to a rapidly expanding  marketplace.  They include both established and emerging firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

o        Positive Life Cycle Change  Companies.  Companies  experiencing a major change that is expected to produce advantageous  results.  These  changes  may  be  as  varied  as  new  management,  products  or  technologies, restructurings or reorganizations, or mergers and acquisitions.

The AST Gabelli All-Cap Value Portfolio will primarily invest in readily  marketable  equity  securities  including common  stocks,  preferred  stocks and  securities  that may be  converted at a later time into common  stock.  The
Portfolio  may invest in the  securities  of companies of all sizes,  and may  emphasize  either  larger or smaller companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

In making stock  selections,  the Portfolio  strives to earn a 10% real rate of return.  The  Portfolio  focuses on companies  that  appear  underpriced  relative  to the value that the  Portfolio's  Sub-Advisor  believes  informed investors  would be willing to pay for the company.  The  Sub-advisor  considers  factors  such as price,  earnings expectations,  earnings and price histories,  balance sheet  characteristics  and perceived  management skills. The
Sub-advisor  also  considers  changes  in  economic  and  political  outlooks  as  well  as  individual   corporate
developments.  The  Sub-Advisor  will sell any Portfolio  investments  that lose their  perceived value relative to other investments.

Under  normal  circumstances,  the AST  Kinetics  Internet  Portfolio  invests at least 65% of its total  assets in common stocks,  convertible  securities,  warrants and other equity securities having the characteristics of common stocks,  such as American  Depositary  Receipts  and  International  Depositary  Receipts,  of domestic and foreign companies  that  are  engaged  in the  Internet  and  Internet-related  activities.  The  Portfolio  also  may make investments  directly in foreign  companies  that are engaged in the Internet and  Internet-related  activities and whose  equity  securities  trade  outside of the U.S. The Internet is a  collection  of  connected  computers  that allows commercial and professional  organizations,  educational institutions,  government agencies and consumers to communicate electronically, access and share information and conduct business around the world.

Portfolio  securities  will be selected by the  Sub-advisor  from companies that are engaged in the  development of hardware,  software and  telecommunications  solutions  that enable the  transaction of business on the Internet by individuals  and  companies,  as well as companies  that offer  products and services  primarily  via the Internet.
Accordingly,  the Portfolio  seeks to invest in the equity  securities of companies  whose research and development efforts  may  result in higher  stock  values.  These  companies  may be large,  medium or small in size if, in the
Sub-advisor's opinion, they meet the Portfolio's investment criteria.

The Sub-advisor  selects portfolio  securities by evaluating a company's  positioning and business model as well as its  ability  to grow  and  expand  its  activities  via  the  Internet  or  achieve  a  competitive  advantage  in cost/profitability  and  brand  image  leveraging  via  use of the  Internet.  The  Sub-advisor  also  considers  a company's fundamentals by reviewing its balance sheets,  corporate revenues,  earnings and dividends.  Furthermore, the Sub-advisor looks at the amount of capital a company currently expends on research and development.

The AST T. Rowe Price Natural Resources  Portfolio  normally invests at least 80% of its total assets in the common stocks of  natural  resource  companies  whose  earnings  and  tangible  assets  could  benefit  from  accelerating inflation.  The  Portfolio  also  may  invest  in  non-resource  companies  with the  potential  for  growth.  When selecting stocks, we look for companies that have the ability to expand production,  maintain superior  exploration programs and production  facilities,  and the potential to accumulate new resources.  Natural resource companies in which the Portfolio  invests  generally own,  develop,  refine,  service or transport  resources,  including energy sources,  precious metals,  nonferrous metals, forest products, real estate,  diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Although at least 50% of Portfolio assets will be invested in U.S.  securities,  up to 50% of total assets also may be invested in foreign  securities.  The Portfolio may sell securities for a variety of reasons,  such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST Alliance Growth  Portfolio  normally  invests at least 80% of its total assets in the equity  securities of
U.S.  companies.  A U.S.  company is a company that is organized under United States law, has its principal  office in the United States and issues equity  securities that are traded  principally in the United States.  For purposes of the Portfolio,  a non-U.S.  company is a company that (i) is organized  outside the United States,  (ii) has its principal place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally, about 40-60  companies  will be represented  in the  Portfolio,  with the 25 companies most highly  regarded by the
Sub-advisor  usually  constituting  approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

The Sub-advisor  relies heavily upon the fundamental  analysis and research of its internal  research staff,  which generally  follows a primary  research  universe of more than 500 companies that have strong  management,  superior industry  positions,  excellent  balance sheets and superior  earnings growth  prospects.  An emphasis is placed on identifying  companies  whose  substantially  above average  prospective  earnings growth is not fully reflected in current market valuations.

During  market  declines,  while  adding to  positions in favored  stocks,  the  Portfolio  becomes  somewhat  more aggressive,  gradually  reducing  the number of  companies  represented  in its  portfolio.  Conversely,  in rising markets,  while reducing or eliminating fully valued positions,  the Portfolio becomes somewhat more  conservative, gradually  increasing the number of companies  represented in its portfolio.  The  Sub-advisor  therefore  seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The AST MFS Growth Portfolio invests,  under normal market  conditions,  at least 80% of its total assets in common stocks and related  securities,  such as preferred  stocks,  convertible  securities  and depositary  receipts,  of
companies  that  the  Sub-advisor   believes  offer  better  than  average  prospects  for  long-term  growth.  The
Sub-advisor uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

In managing the Portfolio,  the Sub-advisor  seeks to purchase  securities of companies that it considers  well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry  position,  where there is potential for high profit margins or substantial  barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico  Capital Growth  Portfolio will pursue its objective by investing  primarily in common stocks.  The
Sub-advisor  expects that the majority of the  Portfolio's  assets will be invested in the common stocks of larger, more established companies.

In selecting  investments  for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down" economic analysis with "bottom up" stock selection.  The "top-down"  approach takes into consideration  such  macro-economic factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive  landscape.  In addition,  the Sub-advisor examines such factors as the most attractive global investment  opportunities,  industry consolidation,  and  the  sustainability  of  economic  trends.  As a  result  of this  "top  down"  analysis,  the
Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the Sub-advisor has observed.

The Sub-advisor  then looks for individual  companies with earnings growth  potential that may not be recognized by the market at large.  In determining  whether a particular  company is appropriate for investment by the Portfolio, the Sub-advisor focuses on a number of different  attributes,  including the company's specific market expertise or dominance,  its  franchise  durability  and pricing  power,  solid  fundamentals  (e.g.,  a strong  balance  sheet, improving  returns on equity,  and the  ability to generate  free cash flow),  strong  management,  and  reasonable valuations in the context of projected growth rates.

The AST JanCap Growth  Portfolio will pursue its objective by investing  primarily in equity  securities.  Equities securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or  preferred  stocks.  Investments  will be in companies  that the  Sub-advisor  believes are  experiencing favorable  demand for their  products and services,  and which operate in a favorable  competitive  and  regulatory environment.  The  Sub-advisor  generally  takes a "bottom up" approach to choosing  investments for the Portfolio.
In other words,  the Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large.

The AST DeAM Large-Cap  Growth  Portfolio  pursues its investment  objective by normally  investing at least 80% of its total assets in the equity  securities  of  large-sized  companies  included in the Russell 1000(R)Growth Index.
Equity  securities  include  common stocks and  securities  convertible  into or  exchangeable  for common  stocks, including  warrants and rights.  The Sub-advisor  employs an investment  strategy  designed to maintain a portfolio of equity  securities  which  approximates  the market risk of those  stocks  included in the Russell  1000(R)Growth
Index,  but which  outperforms  the Russell 1000(R)Growth Index through  active stock  selection.  The Russell 1000(R)
Growth Index is a market  capitalization index that measures the performance of large,  established  companies with above average growth  prospects.  As of September 30, 2001, the average market  capitalization  of the companies in the  Russell  1000(R)Growth  Index was  approximately  $12.7  billion  and the  median  market  capitalization  was approximately  $2.9  billion.  The size of the  companies in the Russell 1000(R)Growth Index will change with market conditions.  The target of this  Portfolio is to track the  performance of the Russell 1000(R)Growth Index within 4%
with normal  deviation  expected of 1%. It is  possible  that the  deviation  may be higher.  For  purposes of this
Portfolio,  the  strategy of  attempting  to  correlate a stock  portfolio's  market risk with that of a particular index,  in this case the Russell  1000(R)Growth  Index,  while  improving  upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of factors in  determining  whether  to invest in a growth  stock,  including earnings  growth  rate,  analysts'  estimates of future  earnings  and  industry-relative  price  multiples.  Other factors are net income  growth  versus cash flow growth as well as earnings and price  momentum.  In the  selection of  investments,  long-term  capital  appreciation  will take  precedence  over short  range  market  fluctuations.
However,  the Portfolio may  occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

The AST DeAM Large-Cap Value Portfolio pursues its investment  objective by normally  investing at least 80% of its total assets in the equity securities of large-sized  companies  included in the Russell 1000(R)Value Index.  Equity securities  include common stocks and securities  convertible  into or  exchangeable  for common stocks,  including warrants and rights.  The  Sub-advisor  employs an investment  strategy  designed to maintain a portfolio of equity securities  which  approximates  the market risk of those stocks  included in the Russell  1000(R)Value  Index,  but which  outperforms the Russell 1000(R)Value Index through active stock  selection.  The Russell 1000(R)Value Index is a market  capitalization index that measures the performance of large,  established  companies trading at discounts to their fair value.  As of September 30, 2001, the average market  capitalization  of the companies in the Russell
1000(R)Value Index was  approximately  $9.9  billion  and the median  market  capitalization  was  approximately  $3 billion.  The size of the  companies  in the Russell  1000(R)Value  Index will  change with market  conditions.  The target of this  Portfolio  is to track the  performance  of the Russell  1000(R)Value  Index  within 4% with normal deviation  expected of 1%. It is possible  that the deviation may be higher.  For purposes of this  Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular index, in this case the Russell 1000(R)Value Index,  while  improving upon the return of the same index through active stock  selection, is called a "managed alpha" strategy.

The  Sub-advisor  considers  a number of  factors in  determining  whether  to invest in a value  stock,  including earnings  growth  rate,  analysts'  estimates of future  earnings  and  industry-relative  price  multiples.  Other factors are net income  growth  versus cash flow growth as well as earnings and price  momentum.  In the  selection of  investments,  long-term  capital  appreciation  will take  precedence  over short  range  market  fluctuations.
However,  the Portfolio may  occasionally  make  investments for short-term  capital  appreciation.  Current income will not be a significant factor in selecting investments.

The AST  Alliance/Bernstein  Growth + Value  Portfolio  will  invest  primarily  in  common  stocks  of large  U.S.
companies   included  in  the  Russell  1000(R)Index  (the  "Russell  1000(R)").   The  Russell  1000(R)is  a  market
capitalization-weighted  index that measures the  performance  of the 1,000 largest U.S.  companies.  As of insert, the average market capitalization of the companies in the Russell 1000 index was approximately $insert billion.

Normally,  about 60-85  companies will be represented in the  Portfolio,  with 25-35  companies  primarily from the
Russell 1000 Growth Index (the "Growth Index")  constituting  approximately 50% of the Portfolio's net assets,  and
35-50  companies  primarily  from the Russell 1000(R)Value Index (the "Value Index")  constituting  the remainder of the  Portfolio's  net assets.  Daily cash flows (that is,  purchases  and  reinvested  distributions)  and outflows
(that is,  redemptions  and expense  items) will be divided  between the two  portfolio  segments  for  purposes of maintaining the targeted  allocation  between growth and value stocks (the "Target  Allocation").  Normally,  while it is not expected that the  allocation of assets  between  portfolio  segments will deviate more than 10% from the
Target  Allocation,  it is  possible  that this  deviation  may be  higher.  Factors  such as  market  fluctuation, economic conditions,  corporate  transactions and declaration of dividends may result in deviations from the Target
Allocation.  In the event the  allocation  of assets to the  portfolio  segments  differs by more than 10% from the
Target  Allocation  (e.g.,  60% of the  Portfolio's net assets invested in growth stocks and 40% of the Portfolio's net assets invested in value stocks),  the Sub-advisors will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a  consequence,  assets may be allocated  from the portfolio  segment that has appreciated more or depreciated  less to the other.  Rebalancing may entail  transaction  costs which over time may be significant.

The AST Sanford  Bernstein  Core Value  Portfolio  will  pursue its  objective  by  investing  primarily  in common stocks.  The  Sub-advisor  expects  that the  majority  of the  Portfolio's  assets  will be invested in the common stocks of large  companies  that appear to be  undervalued.  Among other things,  the  Portfolio  seeks to identify compelling  buying  opportunities  created when  companies are  undervalued  on the basis of investor  reactions to near-term  problems or  circumstances  even though  their  long-term  prospects  remain  sound.  The  Sub-advisor's investment  approach is value-based and price-driven,  and it relies on the intensive  fundamental  research of its internal research staff to identify these buying opportunities in the marketplace.

Portfolio  investments are selected by the Sub-advisor  based upon a model portfolio of 125-175 stocks  constructed by the  Sub-advisor.  In  selecting  investments  for the model  portfolio,  the  Sub-advisor  takes a  "bottom-up"
approach.  In other words, the Sub-advisor  seeks to identify  individual  companies with earnings growth potential that may not be  recognized  by the  market at large.  The  Sub-advisor  relates  present  value of each  company's forecasted  future cash flow to the current price of its stock.  The  Sub-advisor  ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued.

Principal Risks:
---------------

o        All of the capital growth  portfolios are equity funds,  and the primary risk of each is that the value of the stocks they hold will  decline.  Stocks can decline for many  reasons,  including  reasons  related to the particular  company,  the industry of which it is a part, or the securities markets generally.  These declines can be substantial.

o        The risk to which the capital growth  portfolios are subject  depends in part on the size of the companies in which the  particular  portfolio  invests.  Securities  of  smaller  companies  tend to be  subject to more abrupt and erratic  price  movements  than  securities  of larger  companies,  in part  because  they may have limited product lines,  markets,  or financial  resources.  Market  capitalization,  which is the total market value of a company's  outstanding  stock, is often used to classify  companies based on size.  Therefore,  the
     AST PBHG Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the AST Federated  Aggressive
     Growth  Portfolio,  the AST  Goldman  Sachs  Small-Cap  Value  Portfolio,  the  AST  Gabelli  Small-Cap  Value
     Portfolio,  and the AST DeAM Small-Cap  Value Portfolio can be expected to be subject to the highest degree of risk relative to the other capital  growth funds.  The AST Janus Mid-Cap Growth  Portfolio,  the AST Neuberger
     Berman Mid-Cap  Growth  Portfolio and the AST Neuberger  Berman Mid-Cap Value  Portfolio can be expected to be subject to somewhat less risk, and the AST Alliance Growth Portfolio,  the AST MFS Growth  Portfolio,  the AST
     Marsico Capital Growth Portfolio,  the AST JanCap Growth  Portfolio,  the AST DeAM Large-Cap Growth Portfolio,
     the AST DeAM  Large-Cap  Value  Portfolio,  the AST  Alliance/Bernstein  Growth + Value  Portfolio and the AST
     Sanford  Bernstein Core Value  Portfolio to somewhat less risk than the mid-cap  funds.  The AST Alger All-Cap
     Growth Portfolio,  the Gabelli All-Cap Value Portfolio and the AST Kinetics  Internet  Portfolio may invest in equity  securities of companies  without regard to  capitalization,  and may include large and small companies at the same time.  The AST T. Rowe Price  Natural  Resources  Portfolio  invests in  companies of all sizes in order to take advantage of the  opportunities in the natural  resources  sector,  but generally invests mostly in large and medium-sized companies.

o        The AST PBHG Small-Cap  Growth  Portfolio,  the AST DeAM  Small-Cap  Growth  Portfolio,  the AST Federated
     Aggressive Growth Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Growth
     Portfolio,  the AST Alger All-Cap Growth  Portfolio,  the AST Alliance  Growth  Portfolio,  the AST MFS Growth
     Portfolio,  the AST  Marsico  Capital  Growth  Portfolio,  the AST JanCap  Growth  Portfolio  and the AST DeAM
     Large-Cap  Growth  Portfolio  generally  take a growth  approach to  investing,  while the AST  Goldman  Sachs
     Small-Cap  Value  Portfolio,  the AST  DeAM  Small-Cap  Value  Portfolio,  the  AST  Gabelli  Small-Cap  Value
     Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST
     DeAM Large-Cap Value  Portfolio,  and the AST Sanford  Bernstein Core Value  Portfolio  generally take a value approach.  Value stocks are believed to be selling at prices  lower than what they are actually  worth,  while growth  stocks  are  those  of  companies  that are  expected  to grow at  above-average  rates.  A  portfolio investing  primarily in growth  stocks will tend to be subject to more risk than a value fund,  although  this will not always be the case.  Value  stocks are  subject  to the risks that the market may not  recognize  the stock's actual value or that the market actually valued the stock  appropriately.  The AST  Alliance/Bernstein
     Growth + Value Portfolio will invest almost equally in both value and growth stocks.

o        The AST Kinetics Internet  Portfolio and the AST T. Rowe Price Natural Resources  Portfolio are subject to an  additional  risk factor  because  they are less  diversified  than most equity  funds and could  therefore experience  sharp  price  declines  when  conditions  are  unfavorable  in the  sector in which  they  invest.
     Internet  companies  are  especially  sensitive  to the risk of product  obsolescence,  and may be affected by heightened  regulatory scrutiny and impending changes in government  policies.  The rate of earnings growth of natural resource  companies may be irregular  because these companies are strongly affected by natural forces, global economic cycles and international politics.

o        The AST Kinetics  Internet  Portfolio  and AST T. Rowe Price  Natural  Resources  Portfolios  may invest a portion of their assets in non-U.S.  securities.  Investments  in non-U.S.  securities  involve  risks such as fluctuations  in  currency  exchange  rates,  less  liquid  and more  volatile  securities  markets,  unstable political  and  economic  structures,  reduced  availability  of  information,  and lack of uniform  financial reporting and regulatory practices such as those that apply to U.S. issuers.

o        The AST Janus Mid-Cap Growth Portfolio, the AST Kinetics Internet Portfolio and the AST DeAM Large-Cap
     Value Portfolio are non-diversified funds in that they may hold larger positions in a smaller number of securities.  As a result, a single security's increase or decrease in value may have a greater impact on a
     Portfolio's share price and total return.

Growth and Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

Cohen & Steers Realty         Maximize total return          The Portfolio invests primarily in equity securities of real estate companies.

Sanford Bernstein Managed     To outperform the S&P 500      The Portfolio invests primarily in common stocks included in
Index 500                     Stock Index                    the S&P 500.

American Century Income &     Capital growth and,            The Portfolio invests primarily in stocks of large U.S.
Growth                        secondarily, current income    companies selected through quantitative investment techniques.

Alliance Growth and Income    Long term capital growth       The Portfolio invests primarily in common stocks that are
                              and income                     believed to be selling at reasonable valuations in relation to their fundamental business prospects.

MFS Growth with Income        Long term growth of            The Portfolio invests primarily in common stocks and related
                              capital with a secondary       securities.
                              objective to seek
                              reasonable current income.

INVESCO Equity Income         Capital growth and current     The Portfolio invests primarily in dividend-paying common and
                              income                         preferred stocks, and to a lesser extent in fixed income
                                                             securities.

DeAM Global Allocation        A High level of total          The Portfolio intends to have a target 60% equity and 40%
                              return                         fixed income position, including mutual funds.

American Century Strategic    Capital growth and current     The Portfolio normally invests approximately 60% of its
Balanced                      income                         assets in equity securities and the remainder in bonds and other fixed income securities.

T. Rowe Price Asset           A high level of total          The Portfolio normally invests 50-70% of its total assets in
Allocation                    return                         equity securities and 30-50% in fixed income securities.

Principal Investment Strategies:
-------------------------------

The AST Cohen & Steers Realty  Portfolio  pursues its investment  objective of maximizing  total return by seeking, with approximately equal emphasis,  capital growth and current income.  Under normal  circumstances,  the Portfolio will  invest  substantially  all of its assets in the equity  securities  of real  estate  companies.  Such  equity securities  will consist of common stocks,  rights or warrants to purchase  common stocks,  securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's  view, a significant  element of the securities' value, and preferred stocks.

For purposes of the Portfolio's  investment  policies,  a "real estate company" is one that derives at least 50% of its revenues from the ownership,  construction,  financing,  management or sale of real estate or that has at least
50% of its  assets  in real  estate.  The  Portfolio  may  invest up to 10% of its total  assets in  securities  of foreign real estate companies.  Real estate companies may include real estate  investment  trusts ("REITs").  REITs pool  investors'  funds for  investment  primarily in income  producing real estate or real estate related loans or interests.

The AST Sanford  Bernstein  Managed  Index 500 Portfolio  seeks to  outperform  the Standard & Poor's 500 Composite
Stock Price Index (the "S&P 500(R)")  through  stock  selection  resulting in different  weightings  of common stocks relative  to the index.  The S&P 500 is an index of 500 common  stocks,  most of which  trade on the New York Stock
Exchange Inc. (the "NYSE").

In seeking to  outperform  the S&P 500, the  Sub-advisor  starts with a portfolio of stocks  representative  of the holdings  of the index.  It then uses a set of  quantitative  criteria  that are  designed  to  indicate  whether a particular  stock  will  predictably  perform  better  or  worse  than the S&P 500.  Based on these  criteria,  the
Sub-advisor  determines  whether the Portfolio should  over-weight,  under-weight or hold a neutral position in the stock  relative to the  proportion  of the S&P 500 that the stock  represents.  In addition,  the  Sub-advisor  may determine  based on the  quantitative  criteria that (1) certain S&P 500 stocks should not be held by the Portfolio in any  amount,  and (2)  certain  equity  securities  that are not  included  in the S&P 500 should be held by the
Portfolio.  The  Portfolio  may invest up to 15% of its total assets in equity  securities  not included in the S&P
500.

While the  Portfolio  attempts  to  outperform  the S&P 500, it is not  expected  that any  outperformance  will be substantial.  The Portfolio also may underperform the S&P 500 over short or extended periods.

The AST  American  Century  Income  & Growth  Portfolio's  investment  strategy  utilizes  quantitative  management techniques in a two-step  process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor ranks stocks,  primarily the 1,500 largest  publicly  traded U.S.  companies  (measured by market  capitalization), from most  attractive to least  attractive.  These  rankings are determined by using a computer model that combines measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor  uses ratios of stock  price to book value and stock  price to cash flow,  among  others.  To measure  growth,  the  Sub-advisor uses, among others, the rate of growth in a company's earnings and changes in its earnings estimates.

In the second step, the Sub-advisor  uses a technique  called portfolio  optimization.  In portfolio  optimization, the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between risk and expected  return.  The goal is to create an equity  portfolio  that provides  better  returns than the S&P 500 Index without  taking on significant  additional  risk. The  Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

The AST Alliance  Growth and Income  Portfolio  normally will invest in common stocks (and  securities  convertible into common stocks).

The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the Portfolio's  assets invested in securities that are selling at reasonable  valuations in relation to their fundamental  business  prospects.  In doing so, the Portfolio may forgo some  opportunities  for gains when,  in the judgement of the  Sub-advisor,  they are too risky.

In seeking to achieve its objective,  the Portfolio invests  primarily in the equity  securities of U.S.  companies that the  Sub-advisor  believes  are  undervalued.  The  Sub-advisor  believes  that,  over time,  stock prices (of companies in which the Portfolio  invests)  will come to reflect the  companies'  intrinsic  economic  values.  The
Sub-advisor uses a disciplined  investment  process to evaluate the companies in its extensive  research  universe.
Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best  combination of value and potential for price appreciation.

The  Sub-advisor's  analysts prepare their own earnings  estimates and financial models for each company  followed.
The  Sub-advisor  employs these models to identify  equity  securities  whose current  market prices do not reflect what it considers to be their intrinsic  economic value. In determining a company's  intrinsic  economic value, the
Sub-advisor  takes into  account  any  factors it  believes  bear on the  ability of the  company to perform in the future,  including  earnings  growth,  prospective  cash  flows,  dividend  growth  and growth in book  value.  The
Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

The AST MFS Growth with  Income  Portfolio  invests,  under  normal  market  conditions,  at least 65% of its total assets in common stocks and related  securities,  such as preferred stocks,  convertible  securities and depositary receipts.  The  stocks in which the  Portfolio  invests  generally  will pay  dividends.  While the  Portfolio  may invest in companies of any size, the Portfolio  generally  focuses on companies with larger market  capitalizations that the Sub-advisor  believes have  sustainable  growth  prospects and attractive  valuations based on current and expected  earnings or cash flow. The  Sub-advisor  uses a "bottom up," as opposed to "top down,"  investment  style in managing the Portfolio.  This means that securities are selected based upon  fundamental  analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 20% of its net assets in foreign securities.

The AST INVESCO  Equity  Income  Portfolio  seeks to achieve its  objective  by investing  in  securities  that are expected to produce  relatively high levels of income and consistent,  stable returns.  The Portfolio normally will invest at least 65% of its  assets  in  dividend-paying  common  and  preferred  stocks  of  domestic  and  foreign issuers.  Up to 30% of the  Portfolio's  assets  may be  invested  in  equity  securities  that do not pay  regular dividends.  In addition,  the Portfolio  normally will have some portion of its assets  invested in debt securities or convertible bonds.

         The AST DeAM Global  Allocation  Portfolio  initially will invest in equity securities and in fixed income securities  as well as  other  open-end  management  investment  companies  affiliated  with the  Sub-advisor.  The
Portfolio  also  may  diversify  its  assets  by  investing  in  several  other  AST  Portfolios  (the  "Underlying
Portfolios").  The Portfolio  seeks to achieve its investment  objective by investing in different  combinations of the Underlying Portfolios and equity and fixed-income securities.

         The  Portfolio  allocates  its  assets  by  investing  in  shares  of a  diversified  group of  Underlying
Portfolios.  The Portfolio intends its strategy of investing in combinations of Underlying  Portfolios,  as well as equity and  fixed-income  securities,  to result in investment  diversification  that an investor  could  otherwise achieve only by holding  numerous  investments.  It is expected that,  once assets are allocated to AST Portfolios, the  Portfolio  is expected to be invested in at least six such AST  Portfolios  at any time.  It is expected  that the investment objectives of such AST Portfolios will be diversified.

         The  precise  mix of AST  Portfolios  and/or  equity  and  fixed  income  investments  will  depend on the
Sub-advisor's  outlook for the markets.  Shifts  between AST  Portfolios  focused on different  asset  classes,  or between  stocks and bonds,  will  normally be done  gradually  and the  Sub-advisor  will not attempt to  precisely
"time" the market.  The  Portfolio's  investments in AST Portfolios that may invest  significant  portions of their assets in foreign equity and debt securities,  or direct  investments in such  securities,  are intended to provide additional  diversification.  Whether  through  direct  investment or through the  investments  of  applicable  AST
Portfolios,  the  Sub-advisor  will normally have at least three  different  countries  represented  in the foreign equity category.

         The Portfolio can change the allocations of its assets among  Underlying  Portfolios and securities at any time,  if the  Sub-advisor  believes  that doing so would  better  enable the  Portfolio  to pursue its  investment objective.  From time to time, the Portfolio  adjusts its investments  within set limits based on the Sub-advisor's outlook  for the  economy,  financial  markets  generally  and  relative  market  valuation  of the  asset  classes represented  by each  Underlying  Portfolio and equity or  fixed-income  securities.  Although there is no specific allocation among equity and fixed income holdings the Sub-advisor  required to maintain,  the  Sub-advisor's  asset allocation  strategy intends to have a target 60% equity/40% fixed income  allocation.  The equity and fixed income allocation can be comprised of both domestic and  international  holdings.  The present  intention is to re-balance the specific  allocations  periodically.  Additionally  the  Portfolio  may deviate  from set limits  when,  in the
Sub-advisor's  opinion,  it is necessary to do so to pursue the Portfolio's  investment  objective or for temporary defensive  purposes.  Securities,  including  shares of the AST  Portfolios,  may be sold for a variety of reasons, such as to effect a change in asset  allocation,  to secure gains or limit losses,  or to re-deploy  assets to more promising opportunities.

The Sub-advisor to the AST American Century Strategic Balanced  Portfolio intends to maintain  approximately 60% of the  Portfolio's  assets in equity  securities and the remainder in bonds and other fixed income  securities.  With the equity portion of the Portfolio,  the Sub-advisor  utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer  technology.  In the first step,  the  Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded U.S.  companies  (measured by the value of their stock) from most attractive to least  attractive.  These  rankings are  determined by using a computer  model that combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow,  among others.  To measure growth,  the Sub-advisor  uses the rate of growth in a company's earnings and changes in its earnings estimates, as well as other factors.

In the second step, the Sub-advisor  uses a technique  called portfolio  optimization.  In portfolio  optimization, the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between risk and expected  return.  The goal is to create an equity  portfolio  that provides better returns than the S&P 500 Index without taking on significant additional risk.

The Sub-advisor  intends to maintain  approximately 40% of the Portfolio's  assets in fixed income  securities.  Up to 20% of the  Portfolio's  fixed income  securities  will be invested in foreign  fixed income  securities.  These percentages  will fluctuate and may be higher or lower depending on the mix the  Sub-advisor  believes will be most appropriate  for achieving the Portfolio's  objectives.  The fixed income portion of the Portfolio is invested in a
diversified  portfolio  of  government   securities,   corporate  fixed  income  securities,   mortgage-backed  and
asset-backed  securities,  and similar securities.  The Sub-advisor's  strategy is to actively manage the Portfolio by investing  the  Portfolio's  fixed income assets in sectors it believes are  undervalued  (relative to the other sectors) and which represent better relative long-term investment opportunities.

The Sub-advisor  will adjust the weighted  average  portfolio  maturity in response to expected changes in interest rates.  Under  normal  market  conditions,  the  weighted  average  maturity  of the fixed  income  portion  of the
Portfolio will be in the 3- to 10-year range.

The AST T. Rowe Price Asset Allocation  Portfolio normally invests  approximately 60% of its total assets in equity securities  and 40% in fixed income  securities.  This mix may vary over shorter time periods;  the equity  portion may range between 50-70% and the fixed income portion between 30-50%.

The Sub-advisor  concentrates  common stock investments in larger,  more established  companies,  but the Portfolio may include small and  medium-sized  companies  with good growth  prospects.  The  Portfolio's  exposure to smaller companies is not expected to be  substantial,  and will not  constitute  more than 30% of the equity portion of the
Portfolio.  Up to 35% of the equity  portion  may be  invested  in foreign  (non-U.S.  dollar  denominated)  equity securities.  The fixed  income  portion of the  Portfolio  will be  allocated  among  investment  grade  securities
(50-100%  of the  fixed  income  portion);  high  yield or  "junk"  bonds  (up to 30%);  foreign  (non-U.S.  dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

Bond  investments  are primarily  investment  grade (top four credit ratings) and are chosen from across the entire government,  corporate,  mortgage-backed  (including  derivatives such as collateralized  mortgage  obligations and stripped  mortgage-backed  securities) and  asset-backed  bond markets.  While the weighted  average  maturities of each  component of the fixed income  portion  (i.e.,  investment  grade,  high yield,  etc.) of the Portfolio  will differ,  the  weighted  average  maturity of the fixed  income  portion as a whole  (except  for the cash  reserves component)  is expected to be in the range of 7 to 12 years.  Maturities  will  reflect the  sub-advisor's  outlook for interest rates.

When selecting  particular  stocks to purchase,  the Sub-advisor  will examine  relative values and prospects among growth and  value-oriented  stocks,  domestic and international  stocks,  and small-to  large-cap stocks.  Domestic stocks are drawn from the overall U.S.  market while  international  equities  are  selected  primarily  from large companies in developed countries.

The precise mix of equity and fixed income  investments will depend on the  Sub-advisor's  outlook for the markets.
The  Portfolio's   investments  in  foreign  equity  and  debt  securities  are  intended  to  provide   additional
diversification,  and the  Sub-advisor  will normally have at least three different  countries  represented in both the foreign equity and foreign debt portions of the Portfolio.

The Portfolio may also invest in other securities,  including  futures and options,  in keeping with its objective.
Securities may be sold for a variety of reasons,  such as to effect a change in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:
---------------

o        Both equity  securities (e.g.,  stocks) and fixed income  securities  (e.g.,  bonds) can decline in value, and the primary  risk of each of the growth and income  portfolios  is that the value of the  securities  they hold will decline.  The degree of risk to which the growth and income  portfolios  are subject is likely to be somewhat less than a portfolio  investing  exclusively  for capital growth.  Nonetheless,  the share prices of the growth and income portfolios can decline substantially.

o        The AST Cohen & Steers Realty Portfolio,  the AST Sanford  Bernstein Managed Index 500 Portfolio,  the AST
     MFS Growth with Income  Portfolio,  the AST American Century Income & Growth  Portfolio,  and the AST Alliance
     Growth and Income  Portfolio invest  primarily in equity  securities.  The AST INVESCO Equity Income Portfolio invests  primarily  in  equity  securities,  but will  normally  invest  some of its  assets  in fixed  income
     securities.   The  AST  DeAM  Global  Allocation  Portfolio,  the  AST  American  Century  Strategic  Balanced
     Portfolio,  and the AST T. Rowe Price Asset  Allocation  Portfolio  generally  invest in both equity and fixed income  securities.  The values of equity  securities  tend to fluctuate  more widely than the values of fixed income  securities.  Therefore,  those growth and income portfolios that invest primarily in equity securities will likely be subject to  somewhat  higher  risk than those  portfolios  that invest in both equity and fixed income securities.

o        Each of the Portfolios that makes  significant  investments in fixed income  securities may invest to some degree in lower-quality  fixed income  securities,  which are subject to greater risk that the issuer may fail to make  interest and  principal  payments on the  securities  when due.  Each of these  Portfolios  generally invests  in  intermediate-  to  long-term  fixed  income  securities.  Fixed  income  securities  with  longer maturities are generally  subject to greater risk than fixed income  securities  with shorter  maturities,  in that their  values will  fluctuate  more in response to changes in market  interest  rates.  To the extent the
     Portfolio's  fixed  income  component  is  invested  in  mortgage-backed  securities,  there may be  increased volatility due to interest-rate fluctuations.

o        The AST Cohen & Steers  Realty  Portfolio  is  subject to an  additional  risk  factor  because it is less diversified  than most equity funds and could  therefore  experience  sharp price declines when conditions are unfavorable  in the real  estate  sector.  Real  estate  securities  may be subject to risks  similar to those associated with direct  ownership of real estate.  These include risks related to economic  conditions,  heavy cash flow dependency,  overbuilding,  extended  vacancies of properties,  changes in neighborhood  values, and zoning, environmental and housing regulations.

o        Because the AST Sanford  Bernstein  Managed Index 500  Portfolio  invests  primarily in equity  securities included in the S&P 500, and some of these  securities do not produce income,  the Portfolio may be subject to a greater level of risk than a fund that invests primarily in income-producing securities.

o        The AST DeAM Global Allocation  Portfolio may invest in mutual funds,  which carry their own risks similar to those of equity and fixed income securities.

Fixed Income Portfolios:

Portfolio:                    Investment Goal:               Primary Investments:
---------                     ---------------                -------------------

T. Rowe Price Global Bond     High current income and        The Portfolio invests in high-quality foreign and U.S.
                              capital growth                 dollar-denominated bonds.

Federated High Yield          High current income            The Portfolio invests primarily in lower-quality fixed income securities rated BBB and below.

Lord Abbett Bond-Debenture    High current income and        The Portfolio invests primarily in high yield and investment
                              the opportunity for            grade debt securities, securities convertible into common
                              capital appreciation to        stock and preferred stocks.
                              produce a high total
                              return.

DeAM Bond                     High current income            The Portfolio invests primarily in a wide range of
                                                             intermediate-term higher-quality fixed income securities.
PIMCO Total Return Bond       Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from three to six years.

PIMCO Limited Maturity Bond   Maximize total return,         The Portfolio invests primarily in higher-quality fixed
                              consistent with                income securities of varying maturities, so that the
                              preservation of capital        Portfolio's expected average duration will be from one to
                                                             three years.

Money Market                  Maximize current income        The Portfolio invests in high-quality, short-term, U.S.
                              and maintain high levels       dollar-denominated instruments.
                              of liquidity

Principal Investment Strategies:
-------------------------------

To  achieve  its  objectives,  the AST T. Rowe  Price  Global  Bond  Portfolio  (formerly,  the AST T.  Rowe  Price
International  Bond  Portfolio)  will invest at least 80% of its total assets in all types of bonds including those issued or guaranteed by the U.S. or foreign  governments  or their agencies and by foreign  authorities,  provinces and  municipalities  as well as  investment  grade  corporate  bonds,  mortgage  and  asset-backed  securities  and high-yield  bonds of U.S. and foreign  issuers.  The  Portfolio  seeks to moderate  price  fluctuation  by actively managing  its  maturity  structure  and  currency  exposure.  The  Sub-advisor  bases its  investment  decisions on fundamental  market factors,  currency trends,  and credit quality.  The Portfolio  generally  invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

Although  the  Portfolio  expects to maintain  an  intermediate-to-long  weighted  average  maturity,  there are no maturity  restrictions  on the overall  portfolio or on individual  securities.  The  Portfolio may and  frequently does engage in foreign currency  transactions  such as forward foreign  currency  exchange  contracts,  hedging its foreign  currency  exposure  back  to the  dollar  or  against  other  foreign  currencies  ("cross-hedging").  The
Sub-advisor  also attempts to reduce  currency risks through  diversification  among foreign  securities and active management of maturities and currency exposures.

The Portfolio may also invest up to 20% of its assets in the aggregate in below  investment-grade,  high-risk bonds
("junk bonds") and emerging market bonds.  Some emerging market bonds,  such as Brady Bonds,  may be denominated in
U.S.  dollars.  In  addition,  the  Portfolio  may  invest up to 30% of its  assets in  mortgage-backed  (including derivatives,  such as  collateralized  mortgage  obligations and stripped  mortgage  securities)  and  asset-backed securities.

The AST Federated  High Yield  Portfolio  will invest at least 80% of its assets in fixed income  securities  rated
BBB and below.  The  Portfolio  will invest  primarily  in fixed  income  securities  which may  include  preferred stocks,  convertible  securities,  bonds,  debentures,  notes,  equipment  lease  certificates  and equipment trust certificates.  The securities in which the Portfolio  invests  usually will be rated below the three highest rating categories  of a  nationally  recognized  rating  organization  (AAA,  AA, or A for  Standard & Poor's  Corporation
("Standard & Poor's") and Aaa, Aa or A for Moody's  Investors  Service,  Inc.  ("Moody's")) or, if unrated,  are of comparable  quality.  There is no lower limit on the rating of securities  in which the  Portfolio may invest.  The
Portfolio may purchase or hold securities rated in the lowest rating category or securities in default.

Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         Credit  Research.  The  Sub-advisor  will  perform its own credit  analysis  in  addition to using  rating organizations  and other  sources,  and may have  discussions  with the  issuer's  management  or other  investment analysts  regarding  issuers.  The Sub-advisor's  credit analysis will consider the issuer's  financial  soundness, its  responsiveness  to changing  business and market  conditions,  and its anticipated cash flow and earnings.  In evaluating an issuer,  the  Sub-advisor  places  special  emphasis on the  estimated  current value of the issuer's assets rather than their historical cost.

         Diversification.  The  Sub-advisor  invests in  securities  of many  different  issuers,  industries,  and economic sectors.

         Economic  Analysis.  The Sub-advisor  will analyze current  developments  and trends in the economy and in the financial markets.

To  pursue  its  objective,  the AST Lord  Abbett  Bond-Debenture  Portfolio  normally  invests  in high  yield and investment  grade debt securities,  securities  convertible  into common stock and preferred  stocks.  Under normal circumstances,  the  Portfolio  invests  at least 65% of its total  assets in fixed  income  securities  of various types.  At  least  20% of  the  Portfolio's  assets  must  be  invested  in any  combination  of  investment  grade securities, U.S. Government securities and cash equivalents.

The  Sub-advisor  believes  that a high total  return  (current  income and capital  growth) may be derived from an actively managed,  diversified  portfolio of investments.  Through portfolio  diversification,  credit analysis and attention to current  developments and trends in interest rates and economic  conditions,  the Sub-advisor attempts to reduce the Portfolio's  risks. The Sub-advisor seeks unusual values,  using  fundamental,  "bottom-up"  research
(i.e.,  research on individual  companies rather than the economy as a whole) to identify  undervalued  securities.
The Portfolio may find good value in high yield securities,  sometimes called  "lower-rated bonds" or "junk bonds,"
and  frequently  may have more than half of its assets  invested in those  securities.  The Portfolio may also make significant  investments  in  mortgage-backed  securities.  Although the  Portfolio  expects to maintain a weighted average maturity in the range of seven to nine years,  there are no maturity  restrictions on the overall portfolio or on individual securities.

The AST DeAM Bond Portfolio pursues its investment  objective by investing,  under normal  circumstances,  at least
80% of its total assets in intermediate-term U.S. treasury,  corporate,  mortgage-backed and asset-backed,  taxable municipal and  tax-exempt  municipal  bonds.  The  Portfolio  invests  primarily in  investment  grade fixed income securities  rated within the top three rating  categories of a nationally  recognized  rating  organization.  Fixed income investments include bonds, notes (including  structured notes),  mortgage-related  securities,  asset-backed securities,  convertible  securities,  eurodollar and Yankee dollar instruments,  preferred stocks and money market instruments.

The  Sub-advisor  generally  takes a "bottom  up"  approach  to  building  the  Portfolio.  That is,  in  selecting investments,  the Sub-advisor  identifies  securities and sectors which it believes are undervalued relative to the market rather than relying on interest rate  forecasts.  The  Sub-advisor  uses the following  process in selecting investments:

o        Assigns a relative value, based on credit worthiness, cash flow and price, to each bond;
o        Determines the intrinsic value of each issue by examining  credit,  structure,  option value and liquidity risks
o        Uses credit analysis to determine the issuer's ability to fulfill its contracts
o        Subordinates sector weightings to individual bonds that may add above-market value

Although the Sub-advisor  intends to maintain a dollar weighted  effective  average  portfolio  maturity of five to ten years,  there are no maturity  restrictions on the overall  portfolio or on individual  securities.  The dollar weighted average portfolio  maturity may be shorter than the stated maturity due to several factors,  including but not limited to prepayment patterns, call dates and put features.

The AST PIMCO Total Return Bond  Portfolio  will invest at least 65% of its assets in the following  types of fixed income securities:

         (1)  securities  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  government-sponsored enterprises;
         (2)  corporate  debt  securities  of U.S. and  non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5)  structured  notes,   including  hybrid  or  "indexed"   securities,   event-linked   bonds  and  loan
participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt  securities  issued by state or local  governments  and their  agencies and  government-sponsored enterprises;
         (10)  obligations  of  foreign  governments  or  their  subdivisions,  agencies  and  government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in  areas of the  bond  market  that  the  Sub-advisor  believes  to be relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic  forecasting, interest rate anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon  rate) will vary based on the  Sub-advisor's outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a three- to six-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The  Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities
(including  mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST PIMCO Limited  Maturity  Bond  Portfolio  will invest at least 65% of its assets in the following  types of fixed income securities:

         (1)  securities  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  government-sponsored enterprises;
         (2)  corporate  debt  securities  of U.S. and  non-U.S.  issuers,  including  convertible  securities  and corporate commercial paper;
         (3) mortgage and other asset-backed securities;
         (4) inflation-indexed bonds issued by both governments and corporations;
         (5)  structured  notes,   including  hybrid  or  "indexed"   securities,   event-linked   bonds  and  loan
participations;
         (6) delayed funding loans and revolving credit securities;
         (7) bank certificates of deposit, fixed time deposits and bankers' acceptances;
         (8) repurchase agreements and reverse repurchase agreements;
         (9) debt  securities  issued by state or local  governments  and their  agencies and  government-sponsored enterprises;
         (10)  obligations  of  foreign  governments  or  their  subdivisions,  agencies  and  government-sponsored enterprises; and
         (11) obligations of international agencies or supranational entities.

Portfolio  holdings  will be  concentrated  in  areas of the  bond  market  that  the  Sub-advisor  believes  to be relatively  undervalued.  In  selecting  fixed  income  securities,  the  Sub-advisor  uses  economic  forecasting, interest rate anticipation,  credit and call risk analysis,  foreign currency exchange rate forecasting,  and other securities  selection  techniques.  The proportion of the Portfolio's  assets committed to investment in securities with  particular  characteristics  (such as maturity,  type and coupon  rate) will vary based on the  Sub-advisor's outlook for the U.S. and foreign economies,  the financial markets,  and other factors.  The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in  fixed-income  securities of varying  maturities.  The average  portfolio  duration of the Portfolio  generally will vary within a one- to three-year time frame based on the  Sub-advisor's  forecast for interest  rates.  The  Portfolio  can and  routinely  does  invest  in  certain  complex  fixed  income  securities
(including  mortgage-backed and asset-backed  securities) and engage in a number of investment practices (including futures,  swaps and dollar  rolls) that many other fixed income funds do not utilize.  The  Portfolio may invest up to 10% of its assets in fixed  income  securities  that are rated below  investment  grade  ("junk  bonds") (or, if unrated, determined by the Sub-advisor to be of comparable quality).

The AST Money Market Portfolio will invest in high-quality,  short-term,  U.S. dollar denominated  corporate,  bank and government  obligations.  Under the  regulatory  requirements  applicable to money market funds,  the Portfolio must maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in securities  that have effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its  investments  to those securities  that, in accordance  with  guidelines  adopted by the Directors of the Company,  present minimal credit risks.  The Portfolio will not purchase any security (other than a United States Government security) unless:

         (1) if rated by only one  nationally  recognized  statistical  rating  organization  (such as Moody's  and
Standard  &  Poor's),  such  organization  has  rated  it with the  highest  rating  assigned  to  short-term  debt securities;

         (2) if rated by more than one nationally recognized  statistical rating organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or

         (3) it is not rated,  but is  determined to be of comparable  quality in  accordance  with the  guidelines noted above.

Principal Risks:
---------------

o        The risk of a fund or portfolio  investing  primarily in fixed income securities is determined  largely by the quality and maturity  characteristics of its portfolio  securities.  Lower-quality fixed income securities are  subject  to greater  risk that the  company  may fail to make  interest  and  principal  payments  on the securities when due. Fixed income  securities with longer  maturities (or durations) are generally  subject to greater risk than  securities  with shorter  maturities,  in that their values will fluctuate more in response to changes in market interest rates.

o        While the AST T. Rowe  Price  Global  Bond  Portfolio  invests  primarily  in  high-quality  fixed  income securities,  its  substantial  investments  in foreign fixed income  securities  and  relatively  long average maturity  will tend to increase  its level of risk.  Like foreign  equity  investments,  foreign  fixed income investments  involve risks such as fluctuations in currency  exchange rates,  unstable  political and economic structures,  lack of liquidity,  reduced availability of information,  and lack of uniform financial reporting and  regulatory  practices  such as those  that  apply to U.S.  issuers.  The AST T. Rowe  Price  Global  Bond
     Portfolio  can invest to some degree in securities  of issuers in  developing  countries and in  lower-quality fixed  income  securities,  and  the  risks  of the  Portfolio  may be  accentuated  by  these  holdings.  The mortgage-backed and asset-backed  securities could subject the Portfolio to increased  volatility in the event of interest  rate  changes,  which could cause  prepayments  to increase,  and the value of the  securities to decrease.

o        As a fund that invests primarily in lower-quality  fixed income  securities,  the AST Federated High Yield
     Portfolio  will be subject to a level of risk that is high  relative to other fixed  income  funds,  and which may be  comparable  to or  higher  than  some  equity  funds.  The  level  of  risk  of the  AST  Lord  Abbett
     Bond-Debenture  Portfolio  may be higher  than many  other  fixed  income  funds  because  it will  often have significant  investments in  lower-quality  fixed income  securities.  Like equity  securities,  lower-quality
     fixed  income  securities  tend  to  reflect   short-term  market   developments  to  a  greater  extent  than
     higher-quality   fixed  income   securities.   An  economic   downturn  may  adversely  affect  the  value  of
     lower-quality  securities,  and the  trading  market for such  securities  is  generally  less liquid than the market for higher-quality securities.

o        The average  duration or maturity of the AST Lord Abbett  Bond-Debenture  Portfolio  and the AST DeAM Bond
     Portfolio  generally  will be longer than that of the AST PIMCO Total  Return  Bond  Portfolio,  which in turn will be longer than that of the AST PIMCO Limited  Maturity Bond  Portfolio,  and funds having longer  average maturities  or durations  can be expected to be subject to a greater  level of risk than  shorter-term  funds.
     As funds that invest  primarily in high-quality  fixed income  securities,  the level of risk to which the AST
     DeAM Bond Portfolio,  the AST PIMCO Total Return Bond Portfolio and AST PIMCO Limited  Maturity Bond Portfolio
     are  subject  can be expected to be less than most equity  funds.  Nonetheless,  the fixed  income  securities held by these  Portfolios can decline in value because of changes in their quality,  in market interest rates, or for other  reasons.  While the  complex  fixed  income  securities  invested  in and  investment  practices engaged  in by the AST PIMCO  Total  Return  Bond  Portfolio  and AST PIMCO  Limited  Maturity  Portfolio  are
     designed to increase  their return or hedge their  investments,  these  securities  and practices may increase the risk to which the Portfolios are subject.

o        The AST Money Market  Portfolio seeks to preserve the value of your investment at $1.00 per share,  but it is still  possible  to lose money by  investing  in the  Portfolio.  An  investment  in the  Portfolio  is not insured or  guaranteed  by the Federal  Deposit  Insurance  Corporation  or any other  government  agency.  In addition,  the income earned by the Portfolio will fluctuate  based on market  conditions,  interest rates and other factors.

Past Performance

             The bar charts show the  performance  of each  Portfolio for each full calendar year the Portfolio has been in operation.  The tables below each bar chart show each such  Portfolio's  best and worst quarters during the periods  included in the bar chart,  as well as average  annual total returns for each Portfolio  since  inception.
This  information may help provide an indication of each  Portfolio's  risks by showing changes in performance from year to year and by  comparing  the  Portfolio's  performance  with that of a  broad-based  securities  index.  The performance  figures do not reflect any charges  associated  with the variable  insurance  contracts  through which
Portfolio  shares are  purchased;  and would be lower if they did. All figures  assume  reinvestment  of dividends.
Past  performance  does not  necessarily  indicate  how a  Portfolio  will  perform in the future.  No  performance information  is  included  for  those  Portfolios  that  commenced  operations  after  January,  2001 (the AST DeAM
Small-Cap Value  Portfolio,  the AST DeAM Large-Cap Growth  Portfolio,  the AST  Alliance/Bernstein  Growth + Value
Portfolio,  the AST Sanford Bernstein Core Value Portfolio and the AST Lord Abbett  Bond-Debenture  Portfolio,  and
the AST DeAM Bond Portfolio).

                                        To Be Provided by Future Amendment

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below  describes  the fees and  expenses  that you may pay if you buy and hold shares of the  Portfolios.
Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2001.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases                                                 NONE*
Maximum Deferred Sales Charge (Load)                                                                      NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      NONE*
Redemption Fees                                                                                           NONE*
Exchange Fee                                                                                              NONE*

* Because shares of the Portfolios may be purchased  through  variable  insurance  products,  the prospectus of the relevant  product  should be carefully  reviewed  for  information  on the charges and expenses of those  products.
This table does not reflect any such charges.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

                                           Management   Distribution   Other        Total Annual    Fee Waivers     Net
                                           Fees         and Service    Expenses     Portfolio      and Expense      Annual
                                                        (12b-1)                     Operating      Reimbursement(5) Fund
Portfolio:                                              Fees(4)                     Expenses                        Operating
                                                                                                                    Expenses
------------------------------------------ ------------ -------------- ------------ -------------- ---------------- ------------

AST Scudder Japan                              1.00         0.00            1.78         2.78           1.03             1.75
AST Strong International Equity                0.86         0.06            0.24         1.16           N/A              1.16
AST Janus Overseas Growth                      1.00         0.01            0.18         1.19           N/A              1.19
AST American Century International             1.00         0.00            0.24         1.24           N/A              1.24
Growth(1)
AST DeAM International Equity                  1.00         0.00            0.38         1.38           N/A              1.38
AST MFS Global Equity                          1.00         0.00            0.87         1.87           0.12             1.75
AST PBHG Small-Cap Growth                      0.90         0.01            0.16         1.07           N/A              1.07
AST DeAM Small-Cap Growth                      0.95         0.02            0.16         1.13           N/A              1.13
AST Federated Aggressive Growth                0.95         0.00            6.27         7.22           5.87             1.35
AST Goldman Sachs Small-Cap Value              0.95         0.00            0.20         1.15           N/A              1.15
AST Gabelli Small-Cap Value                    0.90         0.01            0.21         1.12           N/A              1.12
AST DeAM Small-Cap Value(2)                Insert       Insert         Insert       Insert         Insert           Insert
AST Janus Mid-Cap Growth                       1.00         0.00            0.28         1.28           N/A              1.28
AST Neuberger Berman Mid-Cap Growth            0.90         0.03            0.16         1.09           N/A              1.09
AST Neuberger Berman Mid-Cap Value             0.90         0.16            0.18         1.24           N/A              1.24
AST Alger All-Cap Growth                       0.95         0.05            0.24         1.24           N/A              1.24
AST Gabelli All-Cap Value                      0.95         0.00            0.64         1.59           0.14             1.45
AST Kinetics Internet                          1.00         0.00            4.34         5.34           3.94             1.40
AST T. Rowe Price Natural Resources            0.90         0.06            0.24         1.20           N/A              1.20
AST Alliance Growth                            0.90         0.07            0.19         1.16           N/A              1.16
AST MFS Growth                                 0.90         0.00            0.30         1.20           N/A              1.20
AST Marsico Capital Growth                     0.90         0.02            0.14         1.06           0.02             1.04
AST JanCap Growth                              0.90         0.01            0.13         1.04           0.04             1.00
AST DeAM Large-Cap Growth(2)               Insert       Insert         Insert       Insert         Insert           Insert
AST DeAM Large-Cap Value                       1.00         0.00            1.41         2.41           1.06             1.35
AST Alliance/Bernstein Growth + Value(3)       0.90         0.03            0.24         1.17           N/A              1.17
AST Sanford Bernstein Core Value(3)            0.75         0.03            0.24         1.02           N/A              1.02
AST Cohen & Steers Realty                      1.00         0.06            0.22         1.28           N/A              1.28
AST Sanford Bernstein Managed Index 500        0.60         0.02            0.16         0.78           N/A              0.78
AST American Century Income & Growth           0.75         0.00            0.19         0.94           N/A              0.94
AST Alliance Growth and Income                 0.75         0.16            0.15         1.06           0.01             1.05
AST MFS Growth with Income                     0.90         0.00            0.33         1.23           N/A              1.23
AST INVESCO Equity Income                      0.75         0.03            0.17         0.95           0.01             0.94
AST DeAM Global Allocation                     0.73         0.00            0.22         0.95           N/A              0.95
AST American Century Strategic Balanced        0.85         0.00            0.25         1.10           N/A              1.10
AST T. Rowe Price Asset Allocation             0.85         0.00            0.23         1.08           N/A              1.08
AST T. Rowe Price Global Bond                  0.80         0.00            0.32         1.12           N/A              1.12
AST Federated High Yield                       0.75         0.00            0.21         0.96           N/A              0.96
AST Lord Abbett Bond-Debenture                 0.80         0.00            2.27         3.07           1.87             1.20
AST DeAM Bond(2)                           Insert       Insert         Insert       Insert         Insert           Insert
AST PIMCO Total Return Bond                    0.65         0.00            0.17         0.82           N/A              0.82
AST PIMCO Limited Maturity Bond                0.65         0.00            0.22         0.87           N/A              0.87
AST Money Market                               0.50         0.00            0.15         0.65           0.05             0.60
(1)  The expense information for this Portfolio reflects the addition of the net assets of the AST American
Century International Growth Portfolio II ("Portfolio II") as result of a merger between the Portfolio and
Portfolio II.
year ending December 31, 2002.
(2)  These Portfolios commenced operations in May 2002.  "Other Expenses" and "Distribution and Service Fees"
shown are based on estimated amounts for the fiscal year ending December 31, 2002.
(3) These  Portfolios  commenced  operations  in May 2001.  "Other  Expenses" and  "Distribution  and Service Fees"
shown are based on estimated  amounts for the fiscal (4) As discussed  below under  "Management of the Trust - Fees and Expenses,  the Trustees  adopted a Distribution  Plan (the  "Distribution  Plan") under Rule 12b-1 to permit an affiliate of the Trust's  Investment  Manager to receive  brokerage  commissions  in connection  with purchases and sales of  securities  held by the  Portfolios,  and to use these  commissions  to promote the sale of shares of the
Portfolio.  While the brokerage  commission  rates and amounts paid by the various  Portfolios  are not expected to increase as a result of the  Distribution  Plan,  the staff of the  Securities  and Exchange  Commission  takes the position  that  commission  amounts  received  under the  Distribution  Plan should be  reflected  as  distribution expenses of the  Portfolios.  The  Distribution  Fees are derived and  annualized  from data  regarding  commission amounts directed to the affiliate under the  Distribution  Plan.  Although there are no maximum amounts  allowable, actual  commission  amounts directed under the Distribution Plan will vary and the amounts directed during the last full fiscal year of the Plan's operations may differ from the amounts listed in the above chart.
(5) The Investment  Manager has agreed to reimburse  and/or waive fees for certain  Portfolios until at least April
30, 2003. The caption "Total Annual Fund Operating  Expenses"  reflects the  Portfolios'  fees and expenses  before such waivers and  reimbursements,  while the caption "Net Annual Fund  Operating  Expenses"  reflects the effect of such waivers and reimbursements.

EXPENSE EXAMPLES:

         This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated.  The Example also assumes that your investment has a 5% return each year, that the Portfolios' total operating expenses remain the same, and that any expense waivers and reimbursements remain in effect only for the periods during which they are binding.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                                After:
Portfolio:                                           1 yr.             3 yrs.           5 yrs.            10 yrs.
---------                                            ------------------------------------------------------------

AST Scudder Japan                                   $178              $551             $949              $2,062
AST Strong International Equity                      118               368              638               1,409
AST Janus Overseas Growth                            121               378              654               1,443
AST American Century International Growth            129               403              697               1,534
AST DeAM International Equity                        141               437               755              1,657
AST PBHG Small-Cap Growth                            109               340              590               1,306
AST DeAM Small-Cap Growth                            115               359              622               1,375
AST Federated Aggressive Growth                      137               428              739               1,624
AST Goldman Sachs Small-Cap Value                    117               365              633               1,398
AST Gabelli Small-Cap Value                          114               356              617               1,363
AST DeAM Small-Cap Value                             Insert            Insert           Insert            Insert
AST Janus Mid-Cap Growth                             130               406              702               1,545
AST Neuberger Berman Mid-Cap Growth                  111               347              601               1,329
AST Neuberger Berman Mid-Cap Value                   126               393              681               1,500
AST Alger All-Cap Growth                             126               393              681               1,500
AST Gabelli All-Cap Value                            148               459              792               1,735
AST Kinetics Internet                                143               443              766               1,680
AST T. Rowe Price Natural Resources                  122               381              660               1,455
AST Alliance Growth                                  118               368              638               1,409
AST MFS Growth                                       122               381              660               1,455
AST Marsico Capital Growth                           106               331              574               1,271
AST JanCap Growth                                    102               318              552               1,225
AST DeAM Large-Cap Growth                            Insert            Insert           Insert            Insert
AST DeAM Large-Cap Value                             137               428              739               1,624
AST Alliance/Bernstein Growth + Value                119               372              N/A               N/A
AST Sanford Bernstein Core Value                     104               325              N/A               N/A
AST Cohen & Steers Realty                            130               406              702               1,545
AST Sanford Bernstein Managed Index 500               80               249              433                 966
AST American Century Income & Growth                  96               300              520               1,155
AST Alliance Growth and Income                       107               334              579               1,283
AST MFS Growth with Income                           125               390              676               1,489
AST INVESCO Equity Income                             96               300              520               1,155
AST DeAM Global Allocation                           303               526              1,166
AST American Century Strategic Balanced              112               350              606               1,340
AST T. Rowe Price Asset Allocation                   110               343              595               1,317
AST T. Rowe Price Global Bond                        114               356              617               1,363
AST Federated High Yield                              98               306              531               1,178
AST Lord Abbett Bond-Debenture                       122               381              660               1,455
AST DeAM Bond                                     Insert               Insert           Insert           Insert
AST PIMCO Total Return Bond                           84               262              455               1,014
AST PIMCO Limited Maturity Bond                       89               278              482               1,073
AST Money Market                                      61               192              335                 750

INVESTMENT OBJECTIVES AND POLICIES:

 .........The  investment  objective,  policies and  limitations  for each of the  Portfolios  are described  below.
While certain policies apply to all Portfolios,  generally each Portfolio has a different  investment objective and investment  focus. As a result,  the risks,  opportunities  and returns of investing in each Portfolio will differ.
The  investment  objectives  and  policies of the  Portfolios  generally  are not  fundamental  policies and may be changed by the Trustees without shareholder approval.

 .........There  can be no  assurance  that the  investment  objective  of any  Portfolio  will be  achieved.  Risks relating to certain types of securities  and  instruments  in which the Portfolios may invest are described in this
Prospectus under "Certain Risk Factors and Investment Methods."

 .........If  approved  by the  Trustees,  the Trust  may add more  Portfolios  and may cease to offer any  existing
Portfolios in the future.

AST SCUDDER JAPAN PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  pursues  its  investment  objective  by  investing  at least 80% of net assets in Japanese securities  (those issued by Japan-based  companies or their  affiliates,  or by any company that derives more than half of its revenues from Japan).  The  Portfolio may invest in stocks of any size,  including up to 30% of its net assets in smaller companies that are traded over-the-counter.

         In choosing stocks, the Sub-advisor uses a combination of three analytical disciplines:

         Bottom-up  research.  The Sub-advisor  looks for individual  companies with effective  management,  strong competitive  positioning,  active  research  and  development,  and sound  balance  sheets.  The  Sub-advisor  also evaluates fundamentals such as price-to-earnings ratios.

         Growth  orientation.  The  Sub-advisor  prefers  companies  whose  revenue or earnings seem likely to grow faster than the average  for their  market and whose stock  prices  appear  reasonable  in light of their  business prospects.

         Top-down  analysis.  The  Sub-advisor  considers the economic  outlooks for various sectors and industries in Japan.

         The  Sub-advisor  may favor  securities  from different  industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

         The  Portfolio  will  normally  sell a security  when it reaches a target  price,  its  fundamentals  have changed, the Sub-advisor believes other investments offer better  opportunities,  or when adjusting its emphasis on a given industry.

         As with any stock fund, the  fundamental  risk associated with the Portfolio is the risk that the value of the stocks it holds might decrease.  Stock values fluctuate in response to factors affecting  particular  companies
(e.g.,  poor  management or shrinking  product  demand) or to overall stock market  performance  (in this case, the performance of the Japanese market).

         Because  the  Portfolio  invests  primarily  in  foreign  securities,  its level of risk and  share  price fluctuation  may be greater than a fund  investing  primarily in domestic  securities.  Japanese  stocks tend to be more volatile than their U.S.  counterparts,  for reasons  ranging from political and economic  uncertainties  to a higher risk that essential  information  may be incomplete or wrong.  Japanese  economic  growth has weakened after the sharp  collapse of the stock market in the 1990's and the current  economic  condition  remains  uncertain.  In addition, changing currency rates could add to investment losses or reduce investment gains.

         The  Portfolio's  focus on a single  country could also give rise to increased  risk,  as the  Portfolio's investments  will not be diversified  among countries having varying  characteristics  and market  performance.  In addition,  the  Portfolio  level of risk will likely  increase to the extent that it invests in the  securities  of smaller  companies,  which may have limited  business  lines and financial  resources,  and therefore be especially vulnerable to business  risks and economic  downturns.  Also,  the growth  stocks in which the Portfolio  generally invests may be out of favor for certain periods.

Other Investments:

         While most of the  Portfolio's  investments  are common  stocks,  the  Portfolio  may also invest in other types of equities,  such as convertible  securities,  depositary  receipts and preferred stocks.  The Portfolio may also invest in debt  securities  rated in the top four credit  quality  categories,  including  those issued by the
Japanese  government or Japanese  companies,  if the Sub-advisor  believes they offer greater potential for capital growth.

         The  Portfolio  may  invest in  various  types of  derivatives  (contracts  whose  value is based on,  for example, indices, currencies or securities), including futures contracts based on Japanese stock indices.

         Additional  information  on the types of  securities in which the Portfolio may invest is included in this
Prospectus under "Certain Risk Factors and Investment Methods."

     Temporary  Investments.  As a temporary defensive measure,  the Portfolio could shift up to 100% of its assets into  investments  such as money market  securities.  While taking a defensive  position could prevent losses,  the opportunity for the Portfolio to achieve its investment objective of capital growth may be limited.

AST STRONG INTERNATIONAL EQUITY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio,  (formerly,  the AST AIM  International  Equity
Portfolio) is to seek long-term  capital  growth by investing in a diversified  portfolio of  international  equity securities the issuers of which are considered to have strong earnings momentum.

Principal Investment Objectives and Risks:

         The Portfolio  seeks to meet its investment  objective by investing,  under normal market  conditions,  at least 80% of its total assets in a diversified  portfolio of equity  securities  of companies  located or operating in developed  non-U.S.  countries  and emerging  markets of the world.  The equity  securities  will  ordinarily be traded on a recognized foreign securities  exchange or traded in a foreign  over-the-counter  market in the country where the issuer is  principally  based,  but may also be traded in other  countries  including the United  States.
The Sub-advisor  intends to focus on companies with an above-average  potential for long-term growth and attractive relative valuations.  The Sub-advisor selects companies based on five key factors: growth,  valuation,  management, risk and sentiment.  In addition,  the Sub-advisor  looks for companies with the following  characteristics:  (1) a distinguishable  franchise  on  a  local,  regional  or  global  basis;  (2)  a  history  of  effective  management demonstrated by expanding revenues and earnings growth; (3) prudent financial and accounting  policies;  and (4) an ability to capitalize on a changing business environment.

         The Portfolio will normally  allocate assets among a variety of countries,  regions and industry  sectors, investing  in at least five  countries  outside of the United  States.  In  selecting  countries,  the  Sub-advisor considers such factors as economic growth prospects,  monetary and fiscal policies,  political stability,  currency trends and market  liquidity.  The  Portfolio may invest up to 40% of its total assets in any one country and up to
25% of its total assets in securities of issuers located and operating primarily in emerging market countries.

         As with any equity fund, the  fundamental  risk  associated  with the Portfolio is the risk that the value of the  securities it holds might  decrease.  The prices of equity  securities  change in response to many factors, including  the  historical  and  prospective  earnings of the issuer,  the value of its  assets,  general  economic conditions, interest rates, investor perceptions and market liquidity.

         As a fund that  invests  primarily  in the  securities  of foreign  issuers,  the risk and degree of share price  fluctuation  of the Portfolio may be greater than a fund  investing  primarily in domestic  securities.  The risks of investing in foreign  securities,  which are  described in more detail below under  "Certain  Risk Factors and Investment  Methods,"  include  political and economic  conditions and instability in foreign  countries,  less available  information  about foreign  companies,  lack of strict financial and accounting  controls and standards, less  liquid and more  volatile  securities  markets,  and  fluctuations  in  currency  exchange  rates.  While the
Portfolio may engage in  transactions  intended to hedge its exposure to  fluctuations  in foreign  currencies,  it does not normally do so. To the extent the Portfolio  invests in  securities  of issuers in  developing  countries, the  Portfolio may be subject to even greater  levels of risk and share price  fluctuation.  Transaction  costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:

         The  Portfolio  may  invest  up to 20% of  its  total  assets  in  debt  or  preferred  equity  securities exchangeable  for or  convertible  into  marketable  equity  securities  of foreign  companies.  In  addition,  the
Portfolio may regularly invest up to 20% of its total assets in high-grade  short-term debt  securities,  including
U.S.  Government  obligations,   investment  grade  corporate  bonds  or  taxable  municipal  securities,   whether
denominated in U.S.  dollars or foreign  currencies.  The Portfolio also may purchase and write (sell) covered call and put options on  securities  and stock  indices.  The  Portfolio  may also  purchase and sell stock and interest rate futures  contracts  and options on these  futures  contracts.  The purpose of these  transactions  is to hedge against changes in the market value of the Portfolio's  portfolio  securities caused by changing interest rates and market conditions,  and to close out or offset existing  positions in options or futures  contracts.  The Portfolio may from time to time make short sales "against the box."

         Additional  information about  convertible  securities,  options,  futures contracts and other investments that the Portfolio may make is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  In addition to regularly  investing  up to 20% of its total assets in  short-term debt securities as noted above,  the Portfolio may hold all or a significant  portion of its assets in cash,  money market  instruments,  bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management  purposes.  While the Portfolio is in such a defensive position,  the opportunity to achieve its investment objective of capital growth may be limited.

AST JANUS OVERSEAS GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The  Portfolio  pursues its  objective  primarily  through  investments  in equity  securities  of issuers located  outside the United  States.  Equity  securities  include  common stocks,  preferred  stocks,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  The Portfolio has the flexibility to invest on a worldwide basis in companies and  organizations  of any size,  regardless of country of organization or place of principal business activity.

         The  Portfolio  normally  invests at least 80% of its total assets in  securities of issuers from at least five different  countries,  excluding the United  States.  Although the Portfolio  intends to invest  substantially all of its assets in issuers located outside the United States,  it may at times invest in U.S.  issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

         The  Portfolio  invests  primarily in  companies  selected for their  growth  potential.  The  Sub-advisor generally  takes a  "bottom  up"  approach  to  choosing  investments  for  the  Portfolio.  In  other  words,  the
Sub-advisor  seeks to identify  individual  companies with earnings growth  potential that may not be recognized by the market at large,  regardless of where the companies are  organized or where they  primarily  conduct  business.
Although  themes may emerge in the  Portfolio,  securities  are generally  selected  without  regard to any defined allocation  among  countries,  geographic  regions or  industry  sectors,  or other  similar  selection  procedure.
Current income is not a significant factor in choosing  investments,  and any income realized by the Portfolio will be incidental to its objective.

         As with any fund investing  primarily in existing  securities,  the  fundamental  risk associated with the
Portfolio  is the  risk  that the  value of the  equity  securities  it holds  might  decrease.  Stock  values  may fluctuate in response to the activities of an individual  company or in response to general market and/or  economic conditions.  As a fund that invests  primarily in the securities of foreign  issuers,  the risk associated with the
Portfolio may be greater than a fund investing  primarily in domestic  securities.  For a further discussion of the risks involved in investing in foreign  securities,  see this Prospectus under "Certain Risk Factors and Investment
Methods."  In  addition,  the  Portfolio  may invest to some  degree in smaller  or newer  issuers,  which are more likely to realize substantial growth as well as suffer significant losses than larger or more established issuers.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not foreseen at the time the  investment  was made.  To a limited  extent,  the
Portfolio may purchase  securities in anticipation  of relatively  short-term  price gains.  The Portfolio may also sell one security and  simultaneously  purchase the same or a comparable  security to take  advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may  invest in  "special  situations"  from time to time.  A special situation  arises  when,  in the  opinion  of the  Sub-advisor,  the  securities  of a  particular  issuer  will be recognized  and  increase  in value  due to a  specific  development  with  respect  to that  issuer.  Developments creating a special  situation might include a new product or process,  a technological  breakthrough,  a management change or other  extraordinary  corporate  event,  or  differences in market supply of and demand for the security.
Investment  in  special  situations  may  carry  an  additional  risk of loss in the  event  that  the  anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may invest to a lesser degree in debt  securities,  including  bonds rated below  investment grade  ("junk"  bonds),  mortgage  and  asset-backed  securities  and zero  coupon,  pay-in-kind  and  step  coupon securities (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  intends  to use most  derivative  instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency  markets or interest  rates. To a limited  extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes  such as  seeking to  increase  income.  The  Portfolio  may also use a variety  of  currency hedging  techniques,  including  forward  currency  contracts,  to  manage  exchange  rate  risk  with  respect  to investments exposed to foreign currency fluctuations.

         Index/structured  Securities. The Portfolio may invest in indexed/structured  securities,  which typically are short- to  intermediate-term  debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may offer growth potential because of anticipated  changes in interest rates, credit standing,  currency  relationships or other factors

         For more  information  on the types of securities  and  instruments  in which the Portfolio may invest and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market  conditions  are not  favorable  for profitable  investing or when the Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities, the  Portfolio's  investments  may be  hedged  to a greater  degree  and/or  its cash or  similar  investments  may increase.  In other  words,  the  Portfolio  does  not  always  stay  fully  invested  in  stocks  and  bonds.  The
Portfolio's  cash and similar  investments  may  include  high-grade  commercial  paper,  certificates  of deposit, repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term growth of capital will be limited.

AST AMERICAN CENTURY INTERNATIONAL GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio will seek to achieve its investment  objective by investing  primarily in equity  securities of  international  companies that the Sub-advisor  believes will increase in value over time. The Sub-advisor  uses a growth  investment  strategy it developed  that looks for companies  with earnings and revenue  growth.  Ideally, the  Sub-advisor  looks for  companies  whose  earnings and revenues  are not only  growing,  but are growing at an accelerating pace.  Accelerating  growth is shown, for example,  by growth that is faster this quarter than last or faster this year than the year before.  For purposes of the  Portfolio,  equity  securities  include common stocks, preferred stocks and convertible securities.

         The  Sub-advisor  tracks  financial  information  for  thousands  of  companies to research and select the stocks it believes will be able to sustain  accelerating  growth.  This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a  greater-than-average  chance to increase in value.

         The Sub-advisor  recognizes  that, in addition to locating strong  companies with  accelerating  earnings, the  allocation  of assets  among  different  countries  and  regions  also is an  important  factor in managing an international  portfolio.  For this  reason,  the  Sub-advisor  will  consider a number of other  factors in making investment  selections,  including the prospects for relative economic growth among countries or regions,  economic and political conditions,  expected inflation rates,  currency exchange fluctuations and tax considerations.  Under normal  conditions,  the Portfolio  will invest at least 65% of its assets in equity  securities of issuers from at least three countries  outside of the United States.  In order to maintain  investment  flexibility,  the Portfolio has not otherwise established geographic requirements for asset distribution.

         While the Portfolio's  focus will be on issuers in developed  markets,  the Sub-advisor  expects to invest to some degree in issuers in developing  countries.  The Portfolio may make foreign  investments either directly in foreign securities,  or indirectly by purchasing  depositary receipts.  Securities purchased in foreign markets may either be traded on foreign securities exchanges or in the over-the-counter markets.

         As with all stocks,  the value of the stocks held by the  Portfolio  can decrease as well as increase.  As a fund  investing  primarily in equity  securities of foreign  issuers,  the Portfolio may be subject to a level of risk and share price  fluctuation  higher  than most funds that invest  primarily  in  domestic  equities.  Foreign companies may be subject to greater economic risks than domestic  companies,  and foreign securities are subject to certain risks relating to political,  regulatory and market structures and events that domestic  securities are not subject to. To the extent the Portfolio  invests in securities  of issuers in  developing  counties,  the Portfolio may be subject to even greater levels of risk and share price fluctuation.

Other Investments:

         Securities of U.S.  issuers may be included in the  Portfolio  from time to time.  The Portfolio  also may invest in bonds,  notes and debt  securities of companies and  obligations of domestic or foreign  governments  and their agencies.  The Portfolio will limit its purchases of debt  securities to investment  grade  obligations.  The
Portfolio may enter into non-leveraged stock index futures contracts and may make short sales "against the box."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts),  currencies,  interest rates, securities indices  or other  financial  indicators  ("reference  indices").  The  Portfolio  may not  invest in a  derivative security  unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the
Portfolio.  For  example,  a  security  whose  underlying  value  is  linked  to the  price of oil  would  not be a permissible  investment  because the Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

         Forward Currency Exchange Contracts.  As a fund investing  primarily in foreign  securities,  the value of the Portfolio will be affected by changes in the exchange  rates between  foreign  currencies and the U.S.  dollar.
To protect against adverse  movements in exchange rates,  the Portfolio may, for hedging  purposes only, enter into forward  foreign  currency  exchange  contracts.  The Portfolio  may enter into a forward  contract to "lock-in" an exchange  rate for a specific  purchase or sale of a security.  Less  frequently,  the  Portfolio  may enter into a forward  contract  to seek to protect  its  holdings  in a  particular  currency  from a decline in that  currency.
Predicting the relative future values of currencies is very  difficult,  and there is no assurance that any attempt to reduce the risk of adverse currency movements through the use of forward contracts will be successful.

         Indirect  Foreign  Investments.  The  Portfolio  may  invest up to 10% of its  assets in  certain  foreign
countries  indirectly  through  investment  funds  and  registered   investment  companies  that  invest  in  those
countries.  If the Portfolio invests in investment  companies,  it will bear its  proportionate  share of the costs incurred by such companies, including any investment advisory fees.

         Additional  information  about the securities that the Portfolio may invest in and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Under exceptional  market or economic  conditions,  the Portfolio may temporarily invest all or a substantial  portion of its assets in cash or  investment-grade  short-term  securities.  While the
Portfolio is in a defensive  position,  the ability to achieve its  investment  objective of capital  growth may be limited.

AST DeAM INTERNATIONAL EQUITY portfolio:

Investment  Objective:  The investment objective of the Portfolio  (formerly,  the AST Founders Passport Portfolio)
is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio pursues its investment  objective by normally  investing at least 80% of its total assets in the equity  securities of companies in developed  countries  outside the United States that are  represented in the
MSCI EAFE(R)Index. The MSCI EAFE(R)Index tracks stocks in Australia,  Austria,  Belgium,  Denmark,  Finland,  France,
Germany,  Hong Kong, Ireland,  Italy, Japan, the Netherlands,  New Zealand,  Norway,  Portugal,  Singapore,  Spain,
Sweden,  Switzerland and the United Kingdom.  The Sub-advisor  employs an investment  strategy designed to maintain a portfolio of equity  securities  which  approximates  the market risk of those stocks  included in the MSCI EAFE(R)
Index,  but which  outperforms  the MSCI EAFE(R)Index through active stock  selection.  The target of this Portfolio is to track  the  performance  of the MSCI  EAFE(R)Index  within 4% with  normal  deviation  expected  of 1%. It is possible  that the  deviation  may be higher.  For  purposes  of this  Portfolio,  the  strategy of  attempting  to correlate a stock  portfolio's  market risk with that of a  particular  index,  in this case the MSCI EAFE(R)Index, while  improving  upon the return of the same index through  active stock  selection,  is called a "managed  alpha"
strategy.

         In managing the Portfolio,  the  Sub-advisor  emphasizes  stock  selection.  The  Sub-advisor  considers a number of  factors  in  determining  whether  to invest  in a stock,  including  earnings  growth  rate,  analysts'
estimates of future earnings and  industry-relative  price multiples.  Other factors are cashflow growth as well as earnings and price momentum.

         The  Sub-advisor  generally  takes a "bottom  up"  approach  to  building  the  Portfolio,  searching  for individual  companies  that  demonstrate  the best  potential for  significant  earnings.  The  allocation  between countries,  regions and industries is determined by the relative  attractiveness  of the securities but constrained by the  embedded  risk  controls.  In the  selection  of  investments,  long-term  capital  appreciation  will take precedence over short range market  fluctuations.  However,  the Portfolio may  occasionally  make  investments for short-term capital appreciation.  Current income will not be a significant factor in selecting investments.

         Like all equity  securities,  the market  values of the  securities  held by the  Portfolio  can fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic or financial  market  movements.  As a fund that invests  primarily in the securities of foreign  issuers, the risk and degree of share price  fluctuation of the Portfolio may be greater than a fund investing  primarily in domestic securities.

         Investments in foreign securities involve different risks than U.S.  investments,  including  fluctuations
in  currency  exchange  rates,  unstable  political  and  economic  structures,   reduced  availability  of  public
information,  and lack of uniform  financial  reporting and  regulatory  practices such as those that apply to U.S.
issuers.  Foreign  investments of the Portfolio may include  securities  issued by companies  located in developing
countries.   Developing  countries  are  subject  to  more  economic,   political  and  business  risk  than  major
industrialized  nations,  and the  securities  they issue are expected to be more volatile and more uncertain as to payment of interest and principal.

         For an additional  discussion  of the risks  involved in foreign  securities,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

Other Investments:

         Options,  Financial  Futures and Other  Derivatives.  The Portfolio may deal in options on securities  and securities  indices,  which  options  may be  listed  for  trading  on a  national  securities  exchange  or traded over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market  risks,  but are not  intended for  speculation.  The  Portfolio  may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments including forward currency transactions and swaps in an effort to manage investment risk, to increase or decrease  exposure to an asset class or benchmark  (as a hedge or to enhance  return),  or to create an investment  position  indirectly.  The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the  Portfolio  may make and  their  risks is included below under "Certain Risk Factors and Investment Methods."

     Temporary  Investments.  Up to 100% of the assets of the  Portfolio  may be  invested  temporarily  in cash or cash  equivalents  in response to  extraordinary  adverse  political,  economic or stock market  events.  Temporary investments  may  include  U.S.  or  foreign  government  obligations,  commercial  paper,  bank  obligations,  and repurchase  agreements.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment objective of capital growth will be limited.

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio invests,  under normal market conditions,  at least 65% of its total assets in common stocks and related  securities,  such as preferred  stock,  convertible  securities and depositary  receipts,  of U.S. and foreign issuers (including issuers in developing countries).

         The Portfolio  focuses on companies  that the  Sub-advisor  believes have favorable  growth  prospects and attractive  valuations  based on current and  expected  earnings or cash flow.  The  Portfolio  generally  seeks to purchase  securities of companies  with  relatively  large market  capitalizations  relative to the market in which they are traded.  The  Portfolio's  investments  may include  securities  traded in the  over-the-counter  markets, rather than on securities exchanges.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         As a fund that invests  primarily in common stocks,  the value of the securities held by the Portfolio may decline,  either  because of  changing  economic,  political  or market  conditions,  or  because  of the  economic condition  of the  company  that  issued the  security.  As a global  fund that  invests in both U.S.  and  foreign securities,  the Portfolio's level of risk may be lower than that of many international  funds but higher than that of many domestic  equity funds.  The  Portfolio's  investments  in foreign  stocks may cause the risk and degree of share price  fluctuation  of the Portfolio to be greater than a fund  investing  primarily in domestic  securities.
The risks of  investing  in foreign  securities,  which are  described  in more detail  below under  "Certain  Risk
Factors and  Investment  Methods,"  include risks  relating to political,  social and economic  conditions  abroad, risks resulting from differing  regulatory  standards in non-U.S.  markets,  and fluctuations in currency  exchange rates.  To the extent the  Portfolio  invests in the  securities  of  issuers in  developing  countries,  the risks relating to  investing in foreign  securities  likely will be  accentuated.  The  Portfolio  may also be subject to increased risk if it makes significant investments in securities traded  over-the-counter,  because such securities are  frequently  those of smaller  companies that  generally  trade less  frequently and are more volatile than the securities of larger companies.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may purchase and sell futures  contracts and related  options on securities  indices,  foreign  currencies and interest rates for hedging and non-hedging  purposes.  The Portfolio may also enter into forward  contracts for the purchase or sale of foreign  currencies for hedging and  non-hedging  purposes.  The Portfolio may purchase and write (sell)
options on securities, stock indices and foreign currencies.  The Portfolio may also purchase warrants.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

AST PBHG SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth
Portfolio) is capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its objective by normally  investing at least 80% of its total assets in the common stocks of small-sized  companies.  For purposes of the Portfolio,  small-sized  companies are generally  those that have market  capitalizations  similar to the market  capitalizations of the companies in the Russell 2000(R)Index at the time of the Portfolio's  investment.  The  Sub-advisor  expects to focus  primarily on those  securities  whose market  capitalizations  or annual  revenues  are less than $1  billion  at the time of  purchase.  The size of the companies  in the  Russell  2000(R)Index and  those on which  the  Sub-advisor  intends  to focus  the  Portfolio's investments will change with market conditions.

         The Sub-Advisor  believes that discipline and consistency are important to long-term  investment  success.
This belief is reflected in its investment  process.  For this Portfolio,  the  Sub-Advisor  uses a fundamental and quantitative  investment process that is extremely focused on business momentum,  as demonstrated by such things as earnings or revenue and sales  growth.  Using its own  fundamental  research and  bottom-up  approach to investing, the Sub-Advisor  also identifies  those companies which are currently out of favor in the market place but have the potential to achieve  significant  appreciation as the market place  recognizes their  fundamental  value and their growth  potential.  The  Sub-Advisor  begins its  investment  process by  creating a universe  for  companies  that possess the growth  characteristics  it seeks.  The universe is continually  updated.  The  Sub-Advisor  then ranks each company in its  universe  using  proprietary  software and research  models that  incorporate  attributes  for successful growth like positive earnings  surprises,  upward earnings estimate revisions and accelerating sales and earnings  growth.  The  Sub-Advisor  will also review its  universe  to identify  companies  which  possess  growth attributes  but whose growth  potential  and  fundamental  value have not been  recognized  by the market and whose stock may be considered  underpriced  using certain  financial  measurements  such as its earning power vs. current stock price, its dividend income potential,  its  price-to-earnings  ratio vs. similar  companies,  its competitive advantages  like  brand or market  niche,  its  management  team and its  current  and future  business  prospects.
Finally,  using its own fundamental research and a bottom-up approach to investing,  the Sub-Advisor evaluates each company's  business  momentum to  determine  whether the company can sustain its current  growth  trend,  or if the company is currently out of market favor,  whether it has the potential to achieve significant  appreciation as the marketplace recognizes its growth potential and fundamental value.

         The Sub-Advisor's  decision to sell a security depends on many factors.  Generally speaking,  however, the
Sub-Advisor  considers selling a security when anticipated future  appreciation is no longer probable,  alternative investments  offer  superior  appreciation  prospects,  the risk of a decline in its market price is too great or a deterioration in business momentum or fundamentals occurs or is expected by the Sub-advisor to occur.

         Because the Portfolio invests  primarily in common stocks,  the primary risk of investing in the Portfolio is that the value of the stocks it holds  might  decrease  and you could lose money.  The prices of the  securities in the Portfolios  will fluctuate.  These price movements may occur because of changes in the financial  markets as a whole,  a company's  individual  situation  or industry  changes.  These  risks are  greater for  companies  with smaller  market  capitalizations  because  they tend to have more  limited  product  lines,  markets and  financial resources and may be dependent on a smaller management group than larger, more established companies.

Other Investments:

         The Portfolio may invest to a lesser degree in types of  securities  other than common  stocks,  including preferred stocks, warrants, and convertible securities

In addition,  the Portfolio may invest in the following types of securities and engage in the following  investment techniques:

         Foreign  Securities.  The  Portfolio may invest up to 15% of its total assets in foreign  securities.  The
Portfolio may invest  directly in foreign  securities  denominated  in foreign  currencies,  or may invest  through depositary  receipts or passive  foreign  investment  companies.  Generally,  the same  criteria are used to select foreign securities as domestic  securities.  American  Depository Receipts and foreign issuers traded in the United
States are not considered to be Foreign Securities for purposes of this investment limitation.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial indices and foreign  currencies and options on such contracts,  and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The Portfolio  may use  derivative  instruments  to hedge the value of its portfolio  against  potential  adverse  movements in securities  prices,  currency  exchange  rates or interest rates.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When the  Sub-advisor  believes  that market  conditions  are not  favorable  for profitable  investing or when the Sub-advisor is otherwise  unable to locate  favorable  investment  opportunities, the  Portfolio's  investments  may be  hedged  to a greater  degree  and/or  its cash or  similar  investments  may increase.  In other  words,  the  Portfolio  does not  always  stay  fully  invested  in stocks  and  other  equity securities.  The Portfolio's cash and similar  investments may include  high-grade  commercial paper,  certificates of  deposit,  repurchase  agreements  and money  market  funds  managed by the  Sub-advisor  or  others.  While the
Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST DeAM SMALL-CAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly,  the AST Scudder  Small-Cap  Growth
Portfolio) is to seek maximum growth of investors'  capital from a portfolio  primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

         The Portfolio pursues its investment  objective by normally  investing at least 80% of its total assets in the equity  securities of  small-sized  companies  included in the Russell 2000(R)Growth  Index.  Equity  securities include common stocks and securities  convertible  into or exchangeable for common stocks,  including  warrants and rights.  The  Sub-advisor  employs an  investment  strategy  designed to maintain a portfolio of equity  securities which  approximates  the market  risk of those  stocks  included  in the  Russell  2000(R)Growth  Index,  but which outperforms  the Russell 2000(R)Growth Index  through  active stock  selection.  The Russell 2000(R)Growth Index is a market  capitalization  index that measures the  performance  of  small-sized  companies  with above average growth prospects.  As of September  30, 2001,  the average  market  capitalization  of the  companies in the Russell 2000(R)
Growth Index was $356 million and the median  market  capitalization  was $241  million.  The size of the companies in the Russell  2000(R)Growth  Index will change with market  conditions.  The target of this  Portfolio is to track the  performance of the Russell 2000(R)Growth Index within 4% with normal  deviation  expected of 1%. It is possible that the  deviation  may be higher.  For  purposes of this  Portfolio,  the strategy of  attempting  to correlate a stock portfolio's  market risk with that of a particular index, in this case the Russell 2000(R)Growth Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  considers  a number of  factors  in  considering  whether  to invest in a growth  stock, including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.
Other factors are net income growth versus cash flow growth as well as earnings and price momentum.

         In the selection of  investments,  long-term  capital  appreciation  will take precedence over short range
market   fluctuations.   However,   the  Portfolio  may  occasionally  make  investments  for  short-term   capital
appreciation.  Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic  or  financial  market  movements.  Because  of the  Portfolio's  focus on the  stocks of  smaller  growth companies,  investment in the Portfolio may involve  substantially greater than average share price fluctuation and investment  risk.  A fund  focusing  on  growth  stocks  will  generally  involve  greater  risk  and  share  price fluctuation  than a fund  investing  primarily in value  stocks.  While the Portfolio  attempts to  outperform  the
Russell 2000(R)Growth Index,  it is not expected that any  outperformance  will be  substantial.  The Portfolio also may underperform the Russell 2000(R)Growth Index over short or extended periods.

         In addition,  investments  in  securities of smaller  companies are generally  considered to offer greater opportunity  for  appreciation  and to involve greater risk of  depreciation  than securities of larger  companies.
Smaller  companies  often have limited  product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities  of small-cap  companies  are not as broadly traded as those of larger  companies,  they are often  subject  to wider  and more  abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial  Futures and Other  Derivatives.  The Portfolio may deal in options on securities  and securities  indices,  which  options  may be  listed  for  trading  on a  national  securities  exchange  or traded over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market  risks,  but are not  intended for  speculation.  The  Portfolio  may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the  Portfolio  may make and  their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         The Portfolio  pursues its investment  objective by investing in equity  securities of companies  offering superior  prospects  for earnings  growth.  The  Portfolio  focuses its  investments  on the equity  securities  of smaller  companies,  but it is not subject to any specific market  capitalization  requirements.  The Portfolio may invest in foreign issuers through American Depositary Receipts.

         Using  its  own  quantitative   process,  the  Sub-advisor  rates  the  future  performance  potential  of companies.  The Sub-advisor  evaluates each company's  earnings quality in light of its current valuation to narrow the list of attractive  companies.  The Sub-advisor  then evaluates  product  positioning,  management  quality and sustainability  of  current  growth  trends of those  companies.  Using  this  type of  fundamental  analysis,  the
Sub-advisor selects the most promising companies for the Portfolio.

         Companies with similar  characteristics  may be grouped  together in broad categories  called sectors.  In determining the amount to invest in a security,  the Sub-advisor  limits the Portfolio's  exposure to each business sector that comprises the S&P 500 Index.  The  Portfolio's  allocation to a sector will be no more than 300% of the
Index's  allocation  to that  sector  or 30% of the total  portfolio,  whichever  is  greater.  As the  Sub-advisor allocates  more of the  Portfolio's  holdings to a particular  sector,  the  Portfolio's  performance  will be more susceptible to the economic, business or other developments that generally affect that sector.

         The  Portfolio's  strategies  with  respect  to  security  analysis,  market  capitalization,  and  sector allocation are designed to produce a portfolio of stocks whose long-term growth prospects are  significantly  above those of the S&P 500 Index.

         As with any fund investing  primarily in equity securities,  the Portfolio is subject to the risk that the value of equity  securities in the  Portfolio  will  decline.  These  declines may occur in the form of a sustained trend or a drastic  movement.  The  prices of  individual  portfolio  stocks  will  fluctuate  because  of  factors specific to that company or because of changes in stock valuations generally.

         Because of the Portfolio's  emphasis on small company growth stocks,  the Portfolio will likely be subject to a degree of risk and share price  fluctuation  greater  than that of many other  equity  funds.  Generally,  the smaller the market  capitalization  of a company,  the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price.  Companies  with smaller market  capitalizations  also tend to have unproven track records, a limited product or service base and limited access to capital.

         Due to their  relatively  high  valuations,  growth stocks are typically  more volatile than value stocks.
For  instance,  the price of a growth stock may  experience  a larger  decline on a forecast of lower  earnings,  a negative fundamental  development,  or an adverse market development.  Further, growth stocks may not pay dividends or may pay lower  dividends  than value  stocks.  This means they depend more on price  changes for returns and may be more adversely  affected in a down market compared to value stocks that pay higher dividends.  In addition,  the
Portfolio's level of risk and share price  fluctuation may increase to the extent it emphasizes  investments in the securities of foreign companies.

Other Investments:

         The  Portfolio  may  attempt  to manage  market  risk and cash by buying  and  selling  financial  futures contracts and options.  This may include the purchase of futures  contracts as a substitute for direct  investments in stocks.  It may also  include the  purchase  and sale of options to protect  against  general  declines in stock prices.

         Additional  information  on the types of securities in which the Portfolio may invest,  including  futures contracts,  options and American  Depositary  Receipts,  is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may temporarily depart from its principal investment  strategies by investing its assets in cash and short-term  debt  securities and similar  obligations.  It may do this to minimize potential losses and maintain  liquidity to meet shareholder  redemptions  during adverse market  conditions.  When the Portfolio is in such a defensive  position,  the ability to achieve its investment  objective of capital growth may be limited.

AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will seek its  objective  through  investments  primarily  in equity  securities  of small capitalization  companies that are believed to be undervalued in the  marketplace.  Typically,  in choosing stocks, the Sub-advisor  looks for companies using the  Sub-advisor's  value investment  philosophy.  The Sub-advisor seeks to identify:

(1)  Well-positioned businesses that have:
o        Attractive returns on capital;
o        Sustainable earnings and cash flow;
o        Strong company management focused on long-term returns to shareholders.

(2)  Attractive valuation opportunities where:
o        The intrinsic value of the business is not reflected in the stock price.

Usually,  at least 65% of the  Portfolio's  total assets will be invested in common stocks issued by smaller,  less well-known  companies  (with  market  capitalizations  of less  than $4  billion  at the time of  investment).  The
Portfolio may invest up to 25% of its assets in foreign securities.

         The stocks in which the Portfolio  generally invests are those which, in the Sub-advisor's  judgment,  are selling  below  their  intrinsic  value and at prices  that do not  adequately  reflect  their  long-term  business potential.  Selected  smaller stocks may be undervalued  because they are often  overlooked by many  investors,  or because the public is overly  pessimistic about a company's  prospects.  Accordingly,  their prices can rise either as a result of improved business  fundamentals,  particularly when earnings grow faster than general  expectations, or as more  investors  come to recognize the  company's  underlying  potential.  The price of shares in relation to book value,  sales,  asset value,  earnings,  dividends and cash flow,  both  historical and  prospective,  are key determinants  in the security  selection  process.  These criteria are not rigid,  and other stocks may be included in the  Portfolio  if they are  expected to help it attain its  objective.  Dividend  and  investment  income is of incidental importance.

         Although  the  Portfolio  typically  will  hold a large  number  of  securities  and  follow a  relatively conservative  value-driven  investment strategy, the Portfolio does entail above-average  investment risk and share price  fluctuation  compared to the overall U.S.  stock  market.  The small  capitalization  companies in which the
Portfolio  primarily invests may offer significant  appreciation  potential.  However,  smaller companies may carry more risk than larger companies.  Generally,  small companies rely on limited product lines,  markets and financial resources,  and these and other factors may make them more susceptible to setbacks or economic  downturns.  Smaller companies  normally have fewer shares  outstanding and trade less frequently than large companies.  Therefore,  the securities of smaller companies may be subject to wider price fluctuations.

Other Investments:

         The Portfolio may engage in various  portfolio  strategies to reduce certain risks of its  investments and to enhance  income,  but not for  speculation.  The  Portfolio  may  purchase and write (sell) put and covered call options on equity  securities  or stock  indices that are traded on national  securities  exchanges.  The Portfolio may  purchase  and sell stock index  futures  for  certain  hedging and risk  management  purposes.  New  financial products and risk  management  techniques  continue to be developed and the Portfolio may use these new investments and techniques to the extent consistent with its investment objective and policies.

         The Portfolio  may invest up to 25% of its net assets (at the time of  investment)  in securities  (of the type  described  above) that are  primarily  traded in foreign  countries.  The  Portfolio  may enter into  forward foreign currency exchange  contracts in connection with its investments in foreign  securities.  The Portfolio also may  purchase  foreign  currency put options and write  foreign  currency  call  options on U.S.  exchanges or U.S.
over-the-counter  markets.  The Portfolio may write a call option on a foreign  currency only in conjunction with a purchase of a put option on that currency.

         The  Portfolio  also may invest in preferred  stocks and bonds that either have  attached  warrants or are convertible into common stocks.

         Additional  information  about these  investments  and  investment  techniques and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  For temporary defensive purposes or pending other investments,  the Portfolio may invest in  high-quality,  short-term  debt  obligations of banks,  corporations or the U.S.  Government.  While the
Portfolio is in a defensive position,  its ability to achieve its investment  objective of long-term capital growth will be limited.

AST Gabelli SMALL-Cap Value PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to provide  long-term  capital  growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

         The  Portfolio  will  normally  invest  at least 65% of its total  assets  in  stocks  and  equity-related securities  of small  companies  ($1  billion or less in market  capitalization).  Reflecting  a value  approach to investing,  the Portfolio will seek the stocks of companies  whose current stock prices do not appear to adequately reflect  their  underlying  value  as  measured  by  assets,  earnings,  cash  flow  or  business  franchises.  The
Sub-advisor's  research team seeks to identify companies that appear to be undervalued by various measures, and may be  temporarily  out of favor,  but have good prospects for capital  appreciation.  In selecting  investments,  the
Sub-advisor generally looks to the following:

         (1) Low price/earnings, price/book value or price/cash flow ratios relative to the company's peers.

         (2) Low stock price relative to a company's underlying asset values.

         (3) A sound balance sheet and other positive financial characteristics.

The Sub-advisor  then determines  whether there is an emerging  catalyst that will focus investor  attention on the underlying  assets of the  company,  such as takeover  efforts,  a change in  management,  or a plan to improve the business through restructuring or other means.

         The  Portfolio may sell  securities  for a variety of reasons,  such as to secure  gains,  limit losses or re-deploy  assets into more promising  opportunities.  The Portfolio will not sell a stock just because the company has grown to a market  capitalization  of more than $1 billion,  and it may on occasion  purchase  companies with a market cap of more than $1 billion.

         As with all stock  funds,  the  Portfolio's  share price can fall  because of  weakness in the  securities market as a whole,  in  particular  industries  or in specific  holdings.  Investing  in small  companies  involves greater risk of loss than is customarily  associated  with more  established  companies.  Stocks of small companies may be subject to more abrupt or erratic price  movements than larger company  stocks.  Small  companies often have limited  product lines,  markets,  or financial  resources,  and their  management  may lack depth and  experience.
While a value  approach  to  investing  is  generally  considered  to  involve  less risk  than a growth  approach, investing in value stocks  carries the risks that the market will not recognize the stock's  intrinsic  value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

         Although the Portfolio will invest  primarily in U.S.  common stocks,  it may also purchase other types of securities, for example,  preferred stocks,  convertible securities,  warrants and bonds when considered consistent with the  Portfolio's  investment  objective and policies.  The Portfolio may purchase  preferred stock for capital appreciation  where the issuer has  omitted,  or is in danger of  omitting,  payment of the  dividend on the stock.
Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

         The  Portfolio  may  invest  up to 20% of its total  assets  in  foreign  securities,  including  American
Depositary  Receipts and  securities  of  companies in  developing  countries,  and may enter into forward  foreign currency  exchange  contracts.  (The  Portfolio  may invest in foreign cash items as  described  below in excess of this 20% limit.) The Portfolio may enter into stock index or currency  futures  contracts (or options  thereon) for hedging  purposes or to provide an efficient  means of regulating the  Portfolio's  exposure to the equity markets.
The  Portfolio  may also write  (sell)  call and put  options  and  purchase  put and call  options on  securities, financial indices,  and currencies.  The Portfolio may invest up to 10% of its total assets in hybrid  instruments, which combine the  characteristics  of futures,  options and  securities.  For additional  information  about these investments and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish  and maintain cash reserves  without  limitation  for temporary  defensive  purposes.  The  Portfolio's  reserves  may be invested in  high-quality  domestic and foreign money  market  instruments,  including  repurchase  agreements  and  money  market  mutual  funds  managed  by  the
Sub-advisor.  Cash  reserves  also  provide  flexibility  in meeting  redemptions  and paying  expenses.  While the
Portfolio is in a defensive  position,  the  opportunity to achieve its investment  objective of long-term  capital growth may be limited.

AST DeAM Small-Cap Value Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek maximum growth of investors'  capital from a portfolio primarily of value stocks of smaller companies.

Principal Investment Policies and Risks:

         The Portfolio pursues its investment  objective by normally  investing at least 80% of its total assets in the equity  securities  of  small-sized  companies  included in the Russell  2000(R)Value Index.  Equity  securities include common stocks and securities  convertible  into or exchangeable for common stocks,  including  warrants and rights.  The  Sub-advisor  employs an  investment  strategy  designed to maintain a portfolio of equity  securities which  approximates  the  market  risk of those  stocks  included  in the  Russell  2000(R)Value  Index,  but which outperforms  the Russell  2000(R)Value Index  through  active stock  selection.  The Russell  2000(R)Value Index is a market  capitalization  index that measures the performance of small-sized  companies trading at discounts to their value.  As of September 30, 2001,  the average  market  capitalization  of the companies in the Russell 2000(R)Value
Index was $451 million and the median  market  capitalization  was $348  million.  The size of the companies in the
Russell  2000(R)Value  Index will  change with  market  conditions.  The target of this  Portfolio  is to track the performance  of the Russell 2000(R)Value Index within 4% with normal  deviation  expected of 1%. It is possible that the  deviation  may be higher.  For purposes of this  Portfolio,  the strategy of  attempting  to correlate a stock portfolio's  market risk with that of a  particular  index,  in this case the  Russell  2000(R)Value  Index,  while improving upon the return of the same index through active stock selection, is called a "managed alpha" strategy.

         The  Sub-advisor  considers  a number of  factors  in  determining  whether  to  invest in a value  stock, including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.
Other  factors  are net income  growth  versus  cash flow growth as well as  earnings  and price  momentum.  In the
selection  of  investments,   long-term  capital   appreciation  will  take  precedence  over  short  range  market fluctuations.  However,  the Portfolio may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic or financial  market  movements.  Because of the Portfolio's  focus on the stocks of small-cap  companies, investment in the Portfolio may involve  substantially  greater than average share price fluctuation and investment risk. While value investing  historically has involved less risk than investing in growth  companies,  investing in value stocks  carries the risk that the market will not  recognize the stock's  intrinsic  value for a long time or that a stock judged to be  undervalued  may  actually be  appropriately  priced.  While the  Portfolio  attempts to outperform  the Russell 2000(R)Value Index,  it is not expected that any  outperformance  will be  substantial.  The
Portfolio also may underperform the Russell 2000(R)Value Index over short or extended periods.

         In addition,  investments  in  securities of smaller  companies are generally  considered to offer greater opportunity  for  appreciation  and to involve greater risk of  depreciation  than securities of larger  companies.
Smaller  companies  often have limited  product lines,  markets or financial  resources,  and they may be dependent upon one or a few key people for  management.  Because the  securities  of small-cap  companies  are not as broadly traded as those of larger  companies,  they are often  subject  to wider  and more  abrupt  fluctuations  in market price.  Additional  reasons for the greater price  fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Options,  Financial  Futures and Other  Derivatives.  The Portfolio may deal in options on securities  and securities  indices,  which  options  may be  listed  for  trading  on a  national  securities  exchange  or traded over-the-counter.  Options  transactions  may be used to pursue the  Portfolio's  investment  objective and also to hedge  against  currency and market  risks,  but are not  intended for  speculation.  The  Portfolio  may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information  about the  other  investments  that the  Portfolio  may make and  their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST JANUS MID-CAP GROWTH PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         The  Portfolio  pursues its  objective by  investing  primarily  in equity  securities  selected for their growth  potential,  and  normally  invests  at  least  80% of its net  assets  in  medium-sized  companies.  Equity securities include common stocks,  preferred stocks,  warrants and securities  convertible into or exchangeable for common or  preferred  stocks.  For  purposes  of the  Portfolio,  medium-sized  companies  are those  whose  market capitalizations  (measured at the time of  investment)  fall within the range of companies in the Standard & Poor's
MidCap 400 Index (the "S&P 400").  The market  capitalizations  within the S&P 400 will vary, but as of January 31,
2002,  they ranged from  approximately  $332 million to $9.06 billion.  The  Sub-advisor  generally takes a "bottom up"  approach  to choosing  investments  for the  Portfolio.  In other  words,  the  Sub-advisor  seeks to identify individual  companies  with  earnings  growth  potential  that may not be  recognized  by the market at large.  The
Sub-advisor  makes  this  assessment  by  looking  at  companies  one at a time,  regardless  of size,  country  of organization, place of principal business activity, or other similar selection criteria.

         Because the Portfolio may invest  substantially all of its assets in equity  securities,  the main risk of investing in the  Portfolio is that the value of the equity  securities it holds might  decrease.  Stock values may fluctuate  in response to the  activities  of an  individual  company or in response to general  market or economic conditions.  As a fund  that  invests  primarily  in  mid-cap  companies,  the  Portfolio's  risk and  share  price fluctuation  can be expected to be more than that of many funds  investing  primarily in large-cap  companies,  but less than that of many funds  investing  primarily in  small-cap  companies.  In general,  the smaller the company, the more likely it is to suffer  significant  losses as well as to realize  substantial  growth.  Smaller companies may lack depth of management,  they may be unable to generate funds necessary for growth or potential  development, or they may be  developing  or  marketing  products  or  services  for which  there are not yet,  and may never be, established  markets.  In addition,  such companies may be subject to intense  competition  from larger  companies, and may have more limited trading markets than the markets for securities of larger issuers.

         The Portfolio is  non-diversified.  In other words,  it may hold larger  positions in a smaller  number of securities  than a diversified  fund.  As a result,  a single  security's  increase or decrease in value may have a greater impact on the Portfolio's  share price and total return.  Because of this, the Portfolio's  share price can be expected to fluctuate more than a comparable diversified fund.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other  developments  not foreseen at the time the  investment  was made.  To a limited  extent,  the
Portfolio may purchase  securities in anticipation  of relatively  short-term  price gains.  The Portfolio may also sell one security and  simultaneously  purchase the same or a comparable  security to take  advantage of short-term differentials in bond yields or securities prices.

         Special  Situations.  The  Portfolio  may invest in "special  situations".  A "special  situation"  arises when, in the opinion of the Sub-advisor,  the securities of a particular  company will be recognized and appreciate in value due to a specific development,  such as a technological breakthrough,  management change or new product at that  company.  Investment  in  "special  situations"  carries  an  additional  risk of loss in the event  that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although  the  Sub-advisor  expects to invest  primarily in domestic and foreign  equity  securities,  the
Portfolio  may also  invest  to a  lesser  degree  in other  types of  securities,  such as debt  securities.  Debt securities may include bonds rated below investment  grade ("junk" bonds),  mortgage  and-asset  backed  securities and zero coupon, pay-in-kind and step coupon securities.

         The  Portfolio  may make short sales  "against  the box." In  addition,  the  Portfolio  may invest in the following types of securities and engage in the following investment techniques:

         Index/structured  Securities. The Portfolio may invest in indexed/structured  securities,  which typically are short- to  intermediate-term  debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities,  indices,  commodity prices or other financial  indicators.  Such securities may be positively or negatively  indexed (i.e.,  their value increase or decrease if the reference  index or instrument appreciates).

         Foreign  Securities.  The  Portfolio  may  invest  up to 25% of  its  net  assets  in  foreign  securities denominated  in  foreign  currencies  and not  publicly  traded in the  United  States.  The  Portfolio  may invest directly in foreign  securities  denominated in a foreign currency,  or may invest through  depositary  receipts or passive  foreign  investment  companies.  Generally,  the same  criteria are used to select  foreign  securities as domestic  securities.  Foreign  securities are generally  selected on a stock-by-stock  basis without regard to any defined  allocation  among  countries or geographic  regions.  However,  certain factors such as expected levels of inflation,  government  policies  influencing  business  conditions,  the outlook for currency  relationships,  and prospects for economic growth among  countries,  regions or geographic  areas may warrant greater  consideration in selecting foreign securities.

         For more  information  on foreign  securities  and their risks,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  may use  derivative  instruments  to hedge or protect its portfolio from adverse  movements in securities  prices,  currency  exchange rates, and interest rates.
To a limited extent,  the Portfolio may also use derivative  instruments  for non-hedging  purposes such as seeking to enhance return.

         For more  information  on the types of securities in which the Portfolio may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Sub-advisor  believes  that  market  conditions  are  unfavorable  for profitable investing,  or when the Sub-advisor is otherwise unable to locate attractive  investment  opportunities, the  Portfolio's  cash or similar  investments  may increase.  In other words,  the Portfolio  does not always stay fully  invested  in stocks.  Even when the  Portfolio  is  essentially  fully  invested,  some  residual  amount of
Portfolio  assets will remain in cash and similar  investments.  These  investments may include  commercial  paper, certificates of deposit,  repurchase  agreements,  short-term debt  obligations,  and money market funds (including funds managed by the Sub-advisor).  When the Portfolio's  investments in cash or similar investments increase,  the opportunity to achieve its investment objective of long-term growth of capital may be limited.

ASt Neuberger Berman Mid-Cap Growth portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective,  under normal market conditions,  the Portfolio primarily invests at least 80% of its net assets in the common stocks of mid-cap companies.  Companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of  investment  are  considered  mid-cap  companies for purposes  of the  Portfolio.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap companies  as well as in  small-cap  companies.  The  Portfolio  seeks to reduce  risk by  diversifying  among many companies  and  industries.  The Portfolio  does not seek to invest in  securities  that pay dividends or interest, and any such income is incidental.

         The Portfolio is normally  managed using a  growth-oriented  investment  approach.  For growth  investors, the aim is to invest in companies  that are already  successful  but could be even more so. The  Sub-advisor  looks for  fast-growing  companies  that  are in  new or  rapidly  evolving  industries.  Factors  in  identifying  these companies  may  include  above-average  growth of earnings or earnings  that  exceed  analysts'  expectations.  The
Sub-advisor may also look for other  characteristics in a company,  such as financial  strength,  a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         The  Sub-advisor  follows a disciplined  selling  strategy,  and may sell a stock when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks  when the market or the economy is not robust,  or fall in price or be difficult to sell during market  downturns.  In addition,  the  Portfolio's  growth  investment program will  generally  involve  greater  risk and price  fluctuation  than funds that invest in more  undervalued securities.  Because the prices of growth  stocks tend to be based  largely on future  expectations,  these  stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

         Although equity securities are normally the Portfolio's  primary  investments,  it may invest in preferred stocks and convertible  securities,  as well as the types of securities  described  below.  Additional  information about these  investments  and the special  risk  factors  that apply to them is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The  Portfolio  may also  invest  in  investment  grade  fixed  income or debt securities.  If the quality of any fixed income  securities held by the Portfolio  deteriorates so that they are no longer  investment  grade,  the Portfolio  will sell such  securities in an orderly  manner so that its holdings of such securities do not exceed 5% of its net assets.

         Foreign  Securities.  The  Portfolio  may invest up to 10% of the value of its total  assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the  percentage  of the  Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.  dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions, including  forward  foreign  currency  contracts and options on foreign  currencies,  to manage  currency risks, to facilitate  transactions in foreign  securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call  Options.  The  Portfolio  may try to reduce the risk of  securities  price or exchange  rate changes  (hedge) or generate  income by writing  (selling)  covered call  options  against  securities  held in its portfolio, and may purchase call options in related closing transactions.

         Real Estate  Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled  investment vehicles  which  invest  primarily  in real  estate  or real  estate  loans.  Additional  information  about  these investments  and the special  risk factors  that apply to them is included in this  Prospectus  and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Portfolio  anticipates  unusual  market  or other  conditions,  it may temporarily  depart from its  objective  of capital  growth and invest  substantially  in  high-quality  short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST NEUBERGER BERMAN MID-CAP VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

         To pursue its objective,  under normal market conditions,  the Portfolio primarily invests at least 80% of its net assets in the common stocks of mid-cap companies.  Companies with equity market  capitalizations  that fall within the range of the Russell  Midcap(R)Index at the time of  investment  are  considered  mid-cap  companies for purposes  of the  Portfolio.  Some of the  Portfolio's  assets  may be  invested  in the  securities  of  large-cap companies  as well as in  small-cap  companies.  The  Portfolio  seeks to reduce  risk by  diversifying  among many companies and industries.

          Under the  Portfolio's  value-oriented  investment  approach,  the  Sub-advisor  looks  for  well-managed companies  whose stock  prices are  undervalued  and that may rise in price before other  investors  realize  their worth.  The  Sub-advisor  may identify  value stocks in several ways,  including  based on earnings,  book value or other  financial  measures.  Factors  that the  Sub-advisor  may use to identify  these  companies  include  strong fundamentals,  including a low price-to-earnings  ratio, consistent cash flow, and a sound track record through all phases of the market cycle.

         The Sub-advisor may also look for other  characteristics in a company,  such as a strong position relative to competitors,  a high level of stock ownership  among  management,  or a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

         The  Sub-advisor  generally  considers  selling a stock when it reaches a target  price,  when it fails to perform as expected, or when other opportunities appear more attractive.

         As a fund that invests  primarily in mid-cap  companies,  the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap  companies,  but less than that of many funds investing  primarily in small-cap  companies.  Mid-cap stocks may fluctuate more widely in price than the market as a whole,  may  underperform  other types of stocks  when the market or the economy is not robust,  or fall in price or be difficult to sell during market  downturns.  While value  investing  historically  has involved less risk than  investing in growth  companies,  the stocks  purchased  by the  Portfolio  will remain  undervalued during a short or extended  period of time.  This may happen  because  value  stocks as a category  lose favor with investors  compared to growth stocks,  or because the Sub-advisor  failed to anticipate  which stocks or industries would benefit from changing market or economic conditions.

Other Investments:

         Although equity  securities are normally the Portfolio's  primary  investment,  it may invest in preferred stocks and convertible  securities,  as well as the types of securities  described  below.  Additional  information about these  investments  and the special  risk  factors  that apply to them is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Fixed  Income  Securities.  The  Portfolio  may  also  invest  in fixed  income  or debt  securities.  The
Portfolio may invest up to 15% of its total assets,  measured at the time of investment,  in debt  securities  that are rated  below  investment  grade or  comparable  unrated  securities.  There is no  minimum  rating on the fixed income securities in which the Portfolio may invest.

         Foreign  Securities.  The  Portfolio  may invest up to 10% of the value of its total  assets,  measured at the time of investment,  in equity and debt  securities  that are  denominated in foreign  currencies.  There is no limitation on the  percentage  of the  Portfolio's  assets that may be invested in securities of foreign  companies that are denominated in U.S.  dollars.  In addition,  the Portfolio may enter into foreign  currency  transactions, including  forward  foreign  currency  contracts and options on foreign  currencies,  to manage  currency risks, to facilitate  transactions in foreign  securities,  and to repatriate dividend or interest income received in foreign currencies.

         Covered Call Options.  The Portfolio  may try to reduce the risk of  securities  price changes  (hedge) or generate  income by writing  (selling)  covered call options  against  securities  held in its  portfolio,  and may purchase  call options in related  closing  transactions.  The value of  securities  against  which options will be written will not exceed 10% of the Portfolio's net assets.

         Real Estate  Investment  Trusts (REITs).  The Portfolio may invest in REITs.  REITs are pooled  investment vehicles  which  invest  primarily  in real  estate  or real  estate  loans.  Additional  information  about  these investments  and the special  risk factors  that apply to them is included in this  Prospectus  and the Trust's SAI under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When  the  Portfolio  anticipates  unusual  market  or other  conditions,  it may temporarily  depart from its  objective  of capital  growth and invest  substantially  in  high-quality  short-term investments.  This could help the Portfolio avoid losses but may mean lost opportunities.

AST ALGER ALL-CAP GROWTH portfolio:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  invests  primarily  in equity  securities,  such as common or preferred  stocks,  that are listed on U.S.  exchanges or in the  over-the-counter  market. The Portfolio may invest in the equity securities of companies  of all  sizes,  and may  emphasize  either  larger or  smaller  companies  at a given  time based on the
Sub-advisor's assessment of particular companies and market conditions.

         The Portfolio  invests  primarily in growth stocks.  The Sub-advisor  believes that these stocks are those of two types of companies:

         High Unit Volume Growth  Companies.  These are vital,  creative  companies that offer goods or services to a rapidly  expanding  marketplace.  They include both  established  and  emerging  firms,  offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

         Positive Life Cycle Change  Companies.  These are companies  experiencing  a major change that is expected to produce  advantageous  results.  These  changes may be as varied as new  management,  products or  technologies, restructurings or reorganizations, or mergers and acquisitions.

         As with any fund  investing  primarily  in  equity  securities,  the value of the  securities  held by the
Portfolio may decline.  These declines can be  substantial.  In addition,  the growth stocks in which the Portfolio primarily  invests tend to fluctuate in price more than other types of stocks.  Prices of growth  stocks tend to be higher in relation to their  companies'  earnings,  and may be more  sensitive  to market,  political  and economic developments  than other stocks.  The  Portfolio's  level of risk will vary based upon the size of the companies it invests in at a given time. To the extent that the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a fund investing primarily in more conservative "large-cap" stocks.

Other Investments:

         In  addition  to  investing  in common and  preferred  stocks,  the  Portfolio  may  invest in  securities convertible into or exchangeable for equity  securities,  including  warrants and rights.  The Portfolio may invest up to 20% of its  total  assets  in  foreign  securities.  (American  Depositary  Receipts  or  other  U.S.  dollar denominated securities of foreign issuers are not subject to the 20% limitation.)

         The  Portfolio  may  purchase  put and call  options  and write  (sell) put and  covered  call  options on securities and securities  indices to increase gain or to hedge against the risk of  unfavorable  price  movements.
However,  the Sub-advisor  does not currently  intend to rely on these option  strategies  extensively,  if at all.
The  Portfolio may purchase and sell stock index  futures  contracts and options on stock index futures  contracts.
The Portfolio may sell securities "short against the box."

         An additional  discussion  of these types of  investments  and their risks is included in this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may  invest up to 100% of its assets in cash,  commercial  paper, high-grade  bonds or cash  equivalents for temporary  defensive  reasons if the  Sub-advisor  believes that adverse market or other  conditions  warrant.  This is to attempt to protect the  Portfolio  from a temporary  unacceptable risk of loss. However,  while the Portfolio is in a defensive  position,  the opportunity to achieve its investment objective of long-term capital growth will be limited.

AST GABELLI ALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Strategies and Risks:

         The Portfolio will invest  primarily in readily  marketable  equity  securities  including  common stocks, preferred  stocks and  securities  that may be  converted  at a later time into common  stock.  The  Portfolio  may invest in the  securities  of companies of all sizes,  and may emphasize  either  larger or smaller  companies at a given time based on the Sub-advisor's assessment of particular companies and market conditions.

         In making  stock  selections,  the  Portfolio  strives  to earn a 10% real rate of return.  The  Portfolio focuses on companies  that appear  underpriced  relative to their private  market value  ("PMV").  PMV is the value that  the  Portfolio's  Sub-advisor  believes  informed  investors  would  be  willing  to pay for a  company.  The
Sub-advisor considers factors such as price,  earnings  expectations,  earnings and price histories,  balance sheet characteristics  and  perceived  management  skills.  The  Sub-advisor  also  considers  changes  in  economic  and political  outlooks  as well as  individual  corporate  developments.  The  Sub-advisor  will  sell  any  Portfolio investments that lose their perceived value relative to other investments.

         Investments  will be made based on the  Sub-advisor's  perception of their  potential for capital  growth.
Current  income may also be  considered.  However,  many of the common stocks the  Portfolio  will buy will not pay dividends.

         As a Portfolio that invests primarily in equity  securities,  the principal risk to which the Portfolio is subject is that the value of the  securities  held by the Portfolio  will decline.  The value of equity  securities will  fluctuate due to many factors,  including the past and predicted  earnings of the issuer,  the quality of the issuer's  management,  general  market  conditions,  the forecasts  for the issuer's  industry and the value of the issuer's  assets.  While value investing  historically  has involved less risk that investing in growth  companies, the  Portfolio  is  subject  to the risks  that the PMVs of the  stocks  purchased  by the  Portfolio  may never be realized by the market, or that the Sub-advisor may be incorrect in its assessment of the PMVs.

         In addition,  the  Portfolio's  level of risk will vary based upon the size of the companies it invests in at a given time. To the extent the Portfolio  emphasizes  small-cap  stocks,  it will be subject to a level of risk higher than a  Portfolio  investing  primarily  in more  conservative  "large-cap"  stocks.  The  Portfolio  may be subject to additional risks as a result of its investments in foreign  securities,  including  unfavorable  foreign government  actions,  political  instability,  the absence of  accurate  information  about  foreign  issuers,  and exposure to foreign currencies that may decline in value relative to the U.S. dollar.

Other Investments:

         The  Portfolio  may invest up to 25% of its total  assets in  securities  of non-U.S.  issuers.  While the
Portfolio  does not intend to do so to a significant  degree,  the  Portfolio may enter into futures  contracts and related  options,  and may  purchase  and sell call and put  options on  securities  and  securities  indices.  The
Portfolio  also may invest in warrants to purchase  securities,  and may engage in short sales  "against  the box".
For  additional  information  on the types of securities in which the  Portfolio  may invest,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When adverse market or economic  conditions  occur, the Portfolio may temporarily invest all or a portion of its assets in  defensive  investments.  Such  investments  may  include  high grade debt securities,  obligations  of the U.S.  Government  and its agencies and  instrumentalities,  and  short-term  money market  instruments.  While the Portfolio is in a defensive  position,  the  opportunity  to achieve its investment objective will be limited.

AST KINETICS INTERNET PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

         Under normal  circumstances,  the  Portfolio  invests at least 65% of its total  assets in common  stocks, convertible  securities,  warrants and other equity securities having the characteristics of common stocks, such as
American  Depositary  Receipts and International  Depositary  Receipts,  of domestic and foreign companies that are engaged in the Internet  and  Internet-related  activities.  The  Portfolio  may also invest up to 10% of its total assets in  below-grade  fixed income  investments.  The  Portfolio may make  investments  directly in issuers whose securities  trade outside of the U.S. The Internet is a collection of connected  computers  that allows  commercial and  professional  organizations,  educational  institutions,  government  agencies and  consumers  to  communicate electronically, access and share information and conduct business around the world.

         Portfolio  securities  will be  selected  by the  Sub-advisor  from  companies  that  are  engaged  in the development of hardware,  software and telecommunications  solutions that enable the transaction of business on the
Internet by  individuals  and companies,  as well as companies  that offer products and services  primarily via the
Internet.  Accordingly,  the  Portfolio  seeks to invest in the equity  securities  or fixed income  securities  of companies  whose  research  and  development  efforts may result in higher stock  values.  These  companies  may be large, medium or small in size if, in the Sub-advisor's  opinion,  they meet the Portfolio's  investment  criteria.
Such companies include, but are not limited to, the following:

         Internet Service Providers: Companies that provide users with access to the Internet.

         Computer  Software  Companies:  Companies  that  produce,  manufacture  and  develop  tools to access  the
Internet,  enable  Internet users to enhance the speed,  integrity and storage of data on the Internet,  facilitate information distribution and gathering on the Internet, or secure Internet-based transactions.

         Computer  Hardware  Companies:  Companies that develop and produce  computer and network  hardware such as modems,  switchers and routers,  and those that develop and manufacture  workstations  and personal  communications systems used to access the Internet and provide Internet services.

         E-Commerce:  Companies  that derive a  substantial  portion of their  revenue  from sales of products  and services conducted via the Internet.

         Content  Developers:  Companies that supply  proprietary  information and entertainment  content,  such as games, music, video, graphics, news, etc. on the Internet.

         The Sub-advisor selects portfolio  securities by evaluating a company's  positioning and business model as well as its ability to grow and expand its  activities  via the  Internet  or achieve a  competitive  advantage  in cost/profitability  and  brand  image  leveraging  via  use of the  Internet.  The  Sub-advisor  also  considers  a company's fundamentals by reviewing its balance sheets,  corporate revenues,  earnings and dividends.  Furthermore, the  Sub-advisor  looks at the amount of capital a company  currently  expends on  research  and  development.  The
Sub-adviser  believes that money invested in research and development  today frequently has significant  bearing on future growth.

         As with any fund that invests  primarily in equity or fixed income  securities,  fluctuations in the value of the  securities  held by the Portfolio  will cause the share price of the Portfolio to fluctuate.  Market prices of the Portfolio's  holdings may be adversely  affected by the issuer having  experienced losses or by the issuer's lack of earnings or failure to meet the market's  expectations  with  respect to new products or services,  or even by market factors wholly unrelated to the condition of the issuer.

         The Portfolio may be subject to greater risk and share price  fluctuation  than other equity funds because of the  concentration  of its investments in a single  industry.  Securities of Internet  companies tend to be more volatile than securities of companies in other  industries.  These  companies are especially  sensitive to the risk of  product  obsolescence,  and may be  affected  by  heightened  regulatory  scrutiny  and  impending  changes  in government  policies.  In addition,  the Portfolio's  investments in the equity or fixed income securities of small and  medium-sized  companies  and in foreign  securities  may increase the degree of risk to which the Portfolio is subject.

         Non-Diversified  Status.  The  Portfolio is  classified  as  "non-diversified"  under the 1940 Act,  which means that  one-half of the  Portfolio's  assets may be invested in two or more stocks while the other half must be spread out among various  investments  each not exceeding 5% of the Portfolio's  total assets.  As a result of this lesser  diversification,  the value of the  Portfolio's  shares may be more  susceptible to adverse  changes in the value of a particular company's securities than would be the shares of a diversified investment company.

Other Investments:

         The  Portfolio  may purchase and write (sell)  options on  securities  in which it invests and may buy and sell  financial  futures  contracts  and related  options for hedging  purposes  and/or as a substitute  for direct investment.

         Temporary  Investments.  To  respond to adverse  market,  economic,  political  or other  conditions,  the
Portfolio  may invest up to 100% of its assets in high quality U.S.  short-term  debt  securities  and money market instruments.  The Portfolio  may invest up to 35% of its assets in these  securities  to maintain  liquidity.  Some of these short-term  instruments  include commercial paper,  certificates of deposit,  demand and time deposits and banker's acceptances,  U.S. Government  securities (e.g., U.S. Treasury  obligations),  and repurchase  agreements.
While the Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of long-term capital growth will be limited.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek long-term  capital growth  primarily through the common stocks of companies that own or develop  natural  resources (such as energy  products,  precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:

         The  Portfolio  normally  invests  primarily  (at least 80% of its total  assets) in the common  stocks of natural  resource  companies  whose earnings and tangible  assets could benefit from  accelerating  inflation.  The
Portfolio  also may invest in  non-resource  companies  with the  potential  for growth.  The relative  percentages invested in natural  resource and  non-resource  companies can vary  depending on economic and monetary  conditions and the  sub-advisor's  outlook for inflation.  When selecting  stocks,  the  Sub-advisor  looks for companies that have the ability to expand production,  to maintain superior  exploration programs and production  facilities,  and the potential to accumulate new resources.  Natural  resource  companies in which the Portfolio  invests  generally own,  develop,  refine,  service or transport  resources,  including energy sources,  precious  metals,  nonferrous metals,  forest products,  real estate,  diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

         The  Portfolio may sell  securities  for a variety of reasons,  such as to secure  gains,  limit losses or re-deploy assets into more promising opportunities.

         As with all  stock  funds,  the  Portfolio's  share  price can fall  because  of  weakness  in one or more securities  markets,  particular  industries or specific holdings.  In addition,  the Portfolio is less diversified than most stock funds and could  therefore  experience  sharp price declines when conditions are unfavorable in the natural  resources  sector.  For  instance,  since the Portfolio  attempts to invest in companies  that may benefit from accelerating  inflation,  low inflation could lessen returns.  The rate of earnings growth of natural resource companies  may be irregular  because these  companies  are strongly  affected by natural  forces,  global  economic cycles and  international  politics.  For  example,  stock  prices of energy  companies  can fall  sharply when oil prices fall.  Real estate companies are influenced by interest rates and other factors.

Other Investments:

         Although the Portfolio will invest  primarily in U.S.  common stocks,  it may also purchase other types of securities,  for example,  preferred stocks,  convertible securities and warrants,  when considered consistent with the  Portfolio's  investment  objective and policies.  The Portfolio may purchase  preferred  stock or common stock for capital  appreciation  where the issuer has omitted,  or is in danger of  omitting,  payment of the dividend on the stock, or is in default on its debt securities.  The Portfolio may invest in debt  securities,  including up to
10%  of its  total  assets  in  debt  securities  rated  below  investment  grade.  The  Portfolio  may  invest  in mortgage-backed  securities,  including stripped mortgage-backed  securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Foreign  Securities.  The  Portfolio  may  invest up to 50% of its total  assets  in  foreign  securities, including  American  Depositary  Receipts  and  securities  of  companies  in  developing  countries,  which  offer increasing  opportunities  for natural  resource-related  growth.  The  Portfolio  may enter into  forward  foreign currency  exchange  contracts in connection with its foreign  investments.  The Portfolio's  investments in foreign securities,  or even in U.S.  companies  with  significant  overseas  investments,  may decline in value because of declining  foreign  currencies or adverse  political and economic events  overseas,  although  currency risk may be somewhat reduced because many commodities markets are dollar based.

         Futures and Options.  The Portfolio may enter into stock index or currency  futures  contracts (or options thereon) for hedging  purposes or to provide an  efficient  means of  regulating  the  Portfolio's  exposure to the equity  markets.  The  Portfolio  may write  covered  call  options and  purchase  put and call  options on foreign currencies, securities, and stock indices.

         For additional  information  about these  investments and their risks,  see this Prospectus under "Certain
Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may establish  and maintain cash reserves  without  limitation  for temporary  defensive  purposes.  The  Portfolio's  reserves  may be invested in  high-quality  domestic and foreign money  market  instruments,  including  repurchase  agreements  and  money  market  mutual  funds  managed  by  the
Sub-advisor.  Cash  reserves  also  provide  flexibility  in meeting  redemptions  and paying  expenses.  While the
Portfolio is in a defensive  position,  the  opportunity to achieve its investment  objective of long-term  capital growth may be limited.

AST ALLIANCE GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  long-term  growth of  capital by investing  predominantly in the equity securities of a limited number of large,  carefully  selected,  high-quality
U.S. companies that are judged likely to achieve superior earnings growth.

Principal Investment Policies and Risks:

         The  Portfolio  normally  invests  at least  80% of its  total  assets in the  equity  securities  of U.S.
companies.  A U.S.  company is a company that is organized  under United  States law, has its  principal  office in the United States and issues equity  securities that are traded  principally in the United States.  For purposes of the  Portfolio,  a non-U.S.  company is a company that (i) is  organized  outside the United  States,  (ii) has its principal place of business outside the United States,  and (iii) issues securities that are traded  principally in foreign  countries.  Companies that do not fall within this definition are deemed to be U.S.  companies.  Normally, about 40-60  companies  will be represented  in the  Portfolio,  with the 25 companies most highly  regarded by the
Sub-advisor  usually  constituting  approximately 70% of the Portfolio's net assets. The Portfolio is thus atypical from many equity mutual funds in its focus on a relatively small number of intensively researched companies.

         The  Sub-advisor's  investment  strategy for the Portfolio  emphasizes  stock  selection.  The Sub-advisor relies heavily upon the fundamental  analysis and research of its internal research staff,  which generally follows a primary research universe of more than 500 companies that have strong  management,  superior industry  positions, excellent  balance sheets and superior earnings growth  prospects.  An emphasis is placed on identifying  companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

         In managing the Portfolio,  the Sub-advisor  seeks to utilize market volatility  judiciously  (assuming no change in company  fundamentals),  striving to capitalize on apparently  unwarranted  price  fluctuations,  both to purchase or increase  positions on weakness  and to sell or reduce  overpriced  holdings.  The  Portfolio  normally remains  nearly fully invested and does not take  significant  cash  positions for market timing  purposes.  During market  declines,  while adding to positions in favored stocks,  the Portfolio  becomes  somewhat more  aggressive, gradually reducing the number of companies represented in its portfolio.

         Conversely,  in rising  markets,  while  reducing or  eliminating  fully valued  positions,  the Portfolio becomes  somewhat more  conservative,  gradually  increasing the number of companies  represented in its portfolio.
The  Sub-advisor  therefore  seeks to gain  positive  returns  in good  markets  while  providing  some  measure of protection in poor markets.

         The  Sub-advisor  expects the average  market  capitalization  of companies  represented  in the Portfolio normally to be in the range, or in excess, of the average market  capitalization  of companies  included in the S&P
500 Index.

         Because the Portfolio invests  primarily in stocks,  the Portfolio is subject to the risks associated with stock  investments,  and the Portfolio's share price therefore may fluctuate  substantially.  The Portfolio's share price  will be  affected  by  changes in the stock  markets  generally,  and  factors  specific  to a company or an industry will affect the prices of particular  stocks held by the Portfolio (for example,  poor  earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental  regulation  affecting an industry).  The Portfolio's focus on large,  more-established  companies may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  Because the Portfolio invests in a smaller  number of  securities  than many other funds,  changes in the value of a single  security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:

         In addition to investing in equity securities, the Portfolio also may:

         -- invest up to 20% of its net assets in convertible securities;
         -- invest up to 5% of its net assets in rights or warrants;
         -- invest up to 15% of its total assets in foreign securities;
         -- purchase and sell exchange-traded index options and stock index futures contracts; and
         -- write  covered  exchange-traded  call  options on its  securities  up to 15% of its total  assets,  and purchase  exchange-traded  call and put options on common stocks up to, for all options,  10% of its total assets.

         American  Depositary  Receipts  (ADRs) are not  considered  foreign  securities  for  purposes  of the 15%
limitation set forth above and may be purchased by the Portfolio.

         For additional  information  on the types of  investments  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although  it does not expect to do so  ordinarily,  when  business  or  financial conditions warrant the Portfolio may assume a temporary  defensive  position and invest in high-grade,  short-term, fixed-income  securities  (which may include  U.S.  Government  securities)  or hold its assets in cash.  While the
Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MFS GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to provide  long-term  growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

         The Portfolio invests,  under normal market conditions,  at least 80% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary  receipts,  of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         In managing the Portfolio,  the  Sub-advisor  seeks to purchase  securities of companies that it considers well-run and poised for growth.  The Sub-advisor looks particularly for companies with the following qualities:

o        a strong franchise, strong cash flows and a recurring revenue stream
o        a strong industry  position,  where there is potential for high profit margins or substantial  barriers to new entry into the industry
o        a strong management with a clearly defined strategy
o        new products or services.

         The Portfolio may invest up to 35% of its net assets in foreign securities.

         As with any fund investing  primarily in common stocks,  the value of the securities held by the Portfolio may decline in value,  either  because of  changing  economic,  political  or market  conditions  or because of the economic  condition of the company that issued the security.  These declines may be substantial.  In addition,  the prices of the growth  company  stocks in which the Portfolio  invests may fluctuate to a greater  extent than other equity  securities due to changing market conditions or disappointing  earnings  results.  The Portfolio may invest in foreign  companies,  including  companies located in developing  countries,  and it therefore will be subject to risks relating to political,  social and economic  conditions  abroad,  risks  resulting from differing  regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may also invest in variable and floating rate debt  securities.  The Portfolio may purchase and sell futures  contracts and related  options on securities  indices,  foreign  currencies  and interest  rates for hedging and  non-hedging purposes.  The Portfolio may also enter into forward  contracts for the purchase or sale of foreign  currencies for hedging and  non-hedging  purposes.  The  Portfolio  may  purchase and write (sell)  options on  securities,  stock indices and foreign currencies.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

AST Marsico Capital Growth Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek  capital  growth.  Income is not an investment objective and any income realized on the Portfolio's investments,  therefore,  will be incidental to the
Portfolio's objective.

Principal Investment Policies and Risks:

         The  Portfolio  will pursue its  objective  by  investing  primarily  in common  stocks.  The  Sub-advisor expects  that the  majority  of the  Portfolio's  assets  will be  invested  in the common  stocks of larger,  more established companies.

         In selecting  investments  for the Portfolio,  the  Sub-advisor  uses an approach that combines "top down"
economic  analysis  with  "bottom  up" stock  selection.  The "top down"  approach  takes into  consideration  such macro-economic  factors as interest  rates,  inflation,  the  regulatory  environment,  and the global  competitive landscape.  In  addition,  the  Sub-advisor  examines  such  factors  as  the  most  attractive  global  investment opportunities,  industry  consolidation,  and the sustainability of economic trends. As a result of this "top down"
analysis,  the  Sub-advisor  identifies  sectors,  industries and companies that should benefit from the trends the
Sub-advisor has observed.

         The  Sub-advisor  then looks for  individual  companies  with earnings  growth  potential  that may not be recognized by the market at large.  In determining  whether a particular  company is appropriate  for investment by the  Portfolio,  the  Sub-advisor  focuses on a number of different  attributes,  including the company's  specific market  expertise or dominance,  its franchise  durability and pricing power,  solid  fundamentals  (e.g., a strong balance sheet,  improving returns on equity, and the ability to generate free cash flow),  strong  management,  and reasonable valuations in the context of projected growth rates.  This is called "bottom up" stock selection.

         The primary risk associated  with investment in the Portfolio will be the risk that the equity  securities held by the Portfolio  will decline in value.  The risk of the Portfolio is expected to be  commensurate  with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

         Although it is the general  policy of the Portfolio to purchase and hold  securities  for capital  growth, changes in the Portfolio  will be made as the  Sub-advisor  deems  advisable.  For example,  portfolio  changes may result from liquidity needs,  securities  having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

         Special  Situations.  The  Portfolio  may invest in  "special  situations"  from time to time.  A "special situation"  arises  when,  in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be recognized and increase in value due to a specific development,  such as a technological  breakthrough,  management change or new product at that company.  Investment in "special  situations"  carries an additional  risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         The Portfolio may also invest to a lesser degree in preferred stocks,  convertible  securities,  warrants, and debt  securities  when the Portfolio  perceives an  opportunity  for capital growth from such  securities.  The
Portfolio  may invest up to 10% of its total  assets in debt  securities,  which may  include  corporate  bonds and debentures and government securities.

         The  Portfolio  may also  purchase  securities  of  foreign  issuers,  including  foreign  equity and debt securities and depositary  receipts.  Foreign securities are selected  primarily on a stock-by-stock  basis without regard to any defined  allocation  among countries or geographic  regions.  The Portfolio may also use a variety of currency hedging  techniques,  including forward currency  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         Index/structured  Securities.  The Portfolio  may invest  without  limit in  index/structured  securities, which are debt  securities  whose  value at  maturity or interest  rate is linked to  currencies,  interest  rates, equity securities,  indices,  commodity prices or other financial indicators.  Such securities may be positively or
negatively   indexed  (i.e.,   their  value  may  increase  or  decrease  if  the  reference  index  or  instrument appreciates).  Index/structured  securities may have return  characteristics  similar to direct  investments in the underlying instruments,  but may be more volatile than the underlying  instruments.  The Portfolio bears the market risk  of an  investment  in the  underlying  instruments,  as  well  as  the  credit  risk  of  the  issuer  of the index/structured security.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio may purchase and write (sell) options on  securities,  financial  indices,  and foreign  currencies,  and may invest in futures  contracts on securities, financial  indices,  and  foreign  currencies,  options  on  futures  contracts,  forward  contracts  and swaps and swap-related  products.  These  instruments  will be used  primarily  to hedge the  Portfolio's  positions  against potential  adverse  movements in  securities  prices,  foreign  currency  markets or interest  rates.  To a limited extent,  the  Portfolio may also use  derivative  instruments  for  non-hedging  purposes  such as  increasing  the
Portfolio's income or otherwise enhancing return.

         For an additional  discussion of many of these types of securities  and their risks,  see this  Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Although the Sub-advisor  expects to invest primarily in equity  securities,  the
Sub-advisor  may increase the Portfolio's  cash position  without  limitation  when the  Sub-advisor  believes that
appropriate   investment   opportunities  for  capital  growth  with  desirable  risk/reward   characteristics  are
unavailable.  Cash and similar  investments  (whether  made for  defensive  purposes or to receive a return on idle cash) will include  high-grade  commercial  paper,  certificates  of deposit and repurchase  agreements.  While the
Portfolio is in a defensive  position,  the opportunity to achieve its investment  objective of capital growth will be limited.

AST JANCAP GROWTH PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  growth  of  capital  in a manner consistent with the preservation of capital.  Realization of income is not a significant  investment  consideration and any  income  realized  on the  Portfolio's  investments,  therefore,  will  be  incidental  to the  Portfolio's objective.

Principal Investment Policies and Risks:

         The Portfolio will pursue its objective by investing  primarily in equity  securities.  Equity  securities include common stocks,  preferred securities,  warrants and securities  convertible into or exchangeable for common or preferred  stocks.  Investments will be in companies that the Sub-advisor  believes are  experiencing  favorable demand for their products and services,  and which operate in a favorable  competitive and regulatory  environment.
The  Sub-advisor  generally  takes a "bottom up"  approach  to choosing  investments  for the  Portfolio.  In other words,  the  Sub-advisor  seeks to identify  individual  companies with earnings  growth  potential that may not be recognized by the market at large.

         Because the  Portfolio  invests a  substantial  portion (or all) of its assets in equity  securities,  the
Portfolio is subject to the risks  associated with  investments in equity  securities,  and the  Portfolio's  share price  therefore may  fluctuate  substantially.  This is true despite the  Portfolio's  focus on the  securities of larger  more-established  companies.  The Portfolio's  share price will be affected by changes in the stock markets generally,  and factors  specific to a company or an industry will affect the prices of  particular  stocks held by the Portfolio  (for example,  poor  earnings,  loss of major  customers,  major  litigation  against an issuer,  or changes in government  regulations  affecting an  industry).  Because of the types of securities it invests in, the
Portfolio is designed for those who are investing for the long term.

         The Portfolio  generally  intends to purchase  securities for long-term  investment rather than short-term gains.  However,  short-term  transactions may occur as the result of liquidity needs,  securities having reached a desired price or yield,  anticipated  changes in interest rates or the credit  standing of an issuer,  or by reason of economic or other developments not foreseen at the time the investment was made.

         Special  Situations.  The  Portfolio  may invest in  "special  situations"  from time to time.  A "special situation"  arises  when,  in the opinion of the  Sub-advisor,  the  securities  of a  particular  company  will be recognized  and  appreciate  in  value  due  to a  specific  development,  such  as a  technological  breakthrough, management  change or new product at that company.  Investment in "special  situations"  carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

         Although the Sub-advisor  expects to invest primarily in equity securities,  the Portfolio may also invest to a lesser degree in debt  securities  when the Portfolio  perceives an  opportunity  for capital growth from such securities.  The  Portfolio is subject to the  following  percentage  limitations  on investing in certain types of debt securities:

         -- 35% of its assets in bonds rated below investment grade ("junk" bonds).
         -- 25% of its assets in mortgage- and asset-backed securities.
         -- 10% of its assets in zero coupon,  pay-in-kind and step coupon  securities  (securities that do not, or may not under certain circumstances, make regular interest payments).

The  Portfolio  may make short sales  "against the box." In addition,  the  Portfolio  may invest in the  following types of securities and engage in the following investment techniques:

         Foreign  Securities.  The Portfolio may also purchase  securities of foreign  issuers,  including  foreign
equity  and  debt  securities  and  depositary   receipts.   Foreign   securities  are  selected   primarily  on  a
stock-by-stock  basis without  regard to any defined  allocation  among  countries or geographic  regions.  No more than 25% of the  Portfolio's  assets may be invested in foreign  securities  denominated in foreign  currencies and not publicly traded in the United States.

         Futures,  Options and Other  Derivative  Instruments.  The Portfolio  may enter into futures  contracts on securities,  financial  indices and foreign  currencies  and options on such contracts and may invest in options on securities,  financial indices and foreign  currencies,  forward contracts and interest rate swaps and swap-related products  (collectively  "derivative  instruments").  The  Portfolio  intends  to use most  derivative  instruments primarily to hedge the value of its portfolio against potential  adverse  movements in securities  prices,  foreign currency  markets or interest  rates. To a limited  extent,  the Portfolio may also use derivative  instruments for non-hedging  purposes  such as  seeking to  increase  income.  The  Portfolio  may also use a variety  of  currency hedging  techniques,  including  forward foreign  currency  exchange  contracts,  to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

         For more  information  on the types of  securities  other than common  stocks in which the  Portfolio  may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Sub-advisor may increase the Portfolio's  cash position  without  limitation when the  Sub-advisor  is of the  opinion  that  appropriate  investment  opportunities  for  capital  growth  with desirable  risk/reward  characteristics are unavailable.  Cash and similar investments  (whether made for defensive purposes or to receive a return on idle cash) will include  high-grade  commercial paper,  certificates of deposit, repurchase  agreements  and money market funds  managed by the  Sub-advisor.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST Deam Large-cap Growth Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  growth  of  capital  by investing primarily in the growth stocks of larger companies.

Principal Investment Policies and Risks:

         The Portfolio pursues its investment  objective by normally  investing at least 80% of its total assets in the equity  securities of  large-sized  companies  included in the Russell 1000(R)Growth  Index.  Equity  securities include common stocks and securities  convertible  into or exchangeable for common stocks,  including  warrants and rights.  The  Sub-advisor  employs an  investment  strategy  designed to maintain a portfolio of equity  securities which  approximates  the market  risk of those  stocks  included  in the  Russell  1000(R)Growth  Index,  but which outperforms  the Russell 1000(R)Growth Index  through  active stock  selection.  The Russell 1000(R)Growth Index is a market  capitalization  index that measures the  performance  of large,  established  companies  with above average growth  prospects.  As of September 30, 2001,  the average  market  capitalization  of the companies in the Russell
1000(R)Growth Index was approximately  $12.7 billion and the median market  capitalization  was  approximately  $2.9 billion.  The size of the  companies  in the Russell  1000(R)Growth  Index will change with market  conditions.  The target of this  Portfolio  is to track the  performance  of the Russell  1000(R)Growth  Index within 4% with normal deviation  expected of 1%. It is possible  that the deviation may be higher.  For purposes of this  Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular index, in this case the Russell 1000(R)Growth Index,  while improving upon the return of the same index through active stock  selection, is called a "managed alpha" strategy.

         The  Sub-advisor  considers  a number of  factors  in  determining  whether  to invest in a growth  stock, including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.
Other  factors  are net income  growth  versus  cash flow growth as well as  earnings  and price  momentum.  In the
selection  of  investments,   long-term  capital   appreciation  will  take  precedence  over  short  range  market fluctuations.  However,  the Portfolio may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic or financial market movements.  The Portfolio's  focus on the stocks of large, more established  companies may mean that its level of risk is lower than a fund  investing  primarily in smaller  companies.  A fund  focusing on growth stocks will generally  involve greater risk and share price  fluctuation than a fund investing  primarily in value stocks.  While the Portfolio  attempts to  outperform  the Russell 1000(R)Growth Index,  it is not expected that any  outperformance  will be substantial.  The Portfolio also may  underperform the Russell 1000(R)Growth Index over short or extended periods.

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Futures,  Options,  and Other  Derivative  Instruments.  The Portfolio may purchase and write put and call options on securities  and  securities  indices,  which options may be listed for trading on a national  securities exchange  or traded  over-the-counter.  Options  transactions  may be used to  pursue  the  Portfolio's  investment objective  and also to hedge  against  currency  and  market  risks,  but are not  intended  for  speculation.  The
Portfolio may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information about the other investments  including  options,  futures and derivatives that the
Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST DeAM LARGE-CAP VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  growth  of  capital  by investing primarily in the value stocks of larger companies.

Principal Investment Policies and Risks:

         The Portfolio pursues its investment  objective by normally  investing at least 80% of its total assets in the equity  securities  of  large-sized  companies  included in the Russell  1000(R)Value Index.  Equity  securities include common stocks and securities  convertible  into or exchangeable for common stocks,  including  warrants and rights.  The  Sub-advisor  employs an  investment  strategy  designed to maintain a portfolio of equity  securities which  approximates  the  market  risk of those  stocks  included  in the  Russell  1000(R)Value  Index,  but which outperforms  the Russell  1000(R)Value Index  through  active stock  selection.  The Russell  1000(R)Value Index is a market  capitalization index that measures the performance of large,  established companies trading at discounts to their fair value.  As of September  30, 2001,  the average  market  capitalization  of the companies in the Russell
1000(R)Value Index was  approximately  $9.9  billion  and the median  market  capitalization  was  approximately  $3 billion.  The size of the  companies  in the Russell  1000(R)Value  Index will  change with market  conditions.  The target of this  Portfolio  is to track the  performance  of the Russell  1000(R)Value  Index  within 4% with normal deviation  expected of 1%. It is possible  that the deviation may be higher.  For purposes of this  Portfolio,  the strategy of attempting to correlate a stock  portfolio's  market risk with that of a particular index, in this case the Russell 1000(R)Value Index,  while  improving upon the return of the same index through active stock  selection, is called a "managed alpha" strategy.

         The  Sub-advisor  considers  a number of  factors  in  determining  whether  to  invest in a value  stock, including  earnings growth rate,  analysts'  estimates of future earnings and  industry-relative  price  multiples.
Other  factors  are net income  growth  versus  cash flow growth as well as  earnings  and price  momentum.  In the
selection  of  investments,   long-term  capital   appreciation  will  take  precedence  over  short  range  market fluctuations.  However,  the Portfolio may  occasionally  make  investments  for short-term  capital  appreciation.
Current income will not be a significant factor in selecting investments.

         Like all common  stocks,  the market  values of the common  stocks  held by the  Portfolio  can  fluctuate significantly,  reflecting  the  business  performance  of the  issuing  company,  investor  perception  or general economic or financial market movements.  The Portfolio's  focus on the stocks of large, more established  companies may mean that its level of risk is lower than a portfolio  investing  primarily in smaller  companies.  While value investing  historically  has  involved  less risk than  investing  in growth  companies,  investing in value stocks carries the risk that the market will not  recognize  the stock's  intrinsic  value for a long time or that a stock judged to be  undervalued  may actually be  appropriately  priced.  While the Portfolio  attempts to outperform the
Russell 1000(R)Value Index,  it is not expected that any  outperformance  will be  substantial.  The Portfolio  also may underperform the Russell 1000(R)Value Index over short or extended periods.

Other Investments:

         In  addition  to  investing  in common  stocks,  the  Portfolio  may also  invest  to a limited  degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer  opportunities  for capital growth.  Other types of securities in which the Portfolio may invest include:

         Foreign  Securities.  The Portfolio may invest in securities of foreign  issuers in the form of depositary receipts or that are  denominated  in U.S.  dollars.  Foreign  securities in which the Portfolio may invest include any type of security  consistent with its investment  objective and policies.  The prices of foreign securities may be more volatile than those of domestic securities.

         Futures,  Options,  and Other  Derivative  Instruments.  The Portfolio may purchase and write put and call options on securities  and  securities  indices,  which options may be listed for trading on a national  securities exchange  or traded  over-the-counter.  Options  transactions  may be used to  pursue  the  Portfolio's  investment objective  and also to hedge  against  currency  and  market  risks,  but are not  intended  for  speculation.  The
Portfolio may engage in financial  futures  transactions on commodities  exchanges or boards of trade in an attempt to hedge against market risks.

         In  addition  to options  and  financial  futures,  the  Portfolio  may  invest in a broad  array of other
"derivative"  instruments  in an effort to manage  investment  risk,  to increase or decrease  exposure to an asset class or benchmark (as a hedge or to enhance return),  or to create an investment  position  indirectly.  The types of derivatives  and  techniques  used by the Portfolio may change over time as new  derivatives  and strategies are developed or as regulatory changes occur.

         Additional  information about the other investments,  including options,  futures and derivatives that the
Portfolio may make and their risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  When a  defensive  position  is deemed  advisable  because of  prevailing  market conditions,  the  Portfolio  may invest  without  limit in high  grade  debt  securities,  commercial  paper,  U.S.
Government  securities or cash or cash equivalents,  including repurchase  agreements.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST ALLIANCE/BERNSTEIN GROWTH + VALUE PORTFOLIO:

Investment  Objective:  The  investment  objective  of  the  Portfolio  is to  seek  capital  growth  by  investing approximately  50% of its assets in growth stocks of large companies and  approximately  50% of its assets in value stocks of large companies.

Principal Investment Policies and Risks:

         The  Portfolio  will invest  primarily in common  stocks of large U.S.  companies  included in the Russell
1000(R)Index (the "Russell 1000(R)").  The Russell 1000(R)is a market  capitalization-weighted  index that measures the performance  of the  1,000  largest  U.S.  companies.  As of  insert,  the  average  market  capitalization  of the companies  in the  Russell  1000(R)index  was  approximately  $[insert]billion.  The size of the  companies  in the
Russell 1000(R)will change with market conditions.

         Normally,  about 60-85  companies will be represented in the  Portfolio,  with 25-35  companies  primarily from the Russell 1000(R)Growth Index (the "Growth  Index")  constituting  approximately  50% of the  Portfolio's net assets,  and 35-50  companies  primarily  from the Russell 1000(R)Value Index (the "Value Index")  constituting  the remainder of the Portfolio's net assets.  Daily cash flows (that is,  purchases and reinvested  distributions)  and outflows (that is,  redemptions and expense items) will be divided between the two portfolio  segments for purposes of  maintaining  the targeted  allocation  between  growth and value stocks (the  "Target  Allocation").  Normally, while it is not expected that the allocation of assets between  portfolio  segments will deviate more than 10% from the Target  Allocation,  it is possible  that this  deviation  may be higher.  Factors such as market  fluctuation, economic conditions,  corporate  transactions and declaration of dividends may result in deviations from the Target
Allocation.  In the event the  allocation  of assets to the  portfolio  segments  differs by more than 10% from the
Target  Allocation  (e.g.,  60% of the  Portfolio's net assets invested in growth stocks and 40% of the Portfolio's net assets invested in value stocks),  the Sub-Advisers will rebalance each portfolio  segment's assets in order to maintain the Target  Allocation.  As a  consequence,  assets may be allocated  from the portfolio  segment that has appreciated more or depreciated  less to the other.  Rebalancing may entail  transaction  costs which over time may be significant.

         The Growth  Index  measures the  performance  of the Russell  1000(R)companies  with higher  price-to-book ratios and higher  forecasted  growth  values.  The Value Index  measures  the  performance  of the  Russell  1000(R)
companies with lower  price-to-book  ratios and lower forecasted  growth values.  This combination of growth stocks and value  stocks is  intended  to enhance  performance  of the  Portfolio  over time,  and reduce the  Portfolio's overall  risk in  comparison  to funds  which  invest  exclusively  in growth or value  stocks.  During  particular periods, the Portfolio may outperform or underperform funds which invest exclusively in growth or in value stocks.

         The  investment  strategy  of the  Sub-advisor  responsible  for the  portion  of the  Portfolio's  assets invested in growth  stocks  emphasizes  stock  selection.  The  Sub-advisor  relies  heavily  upon the  fundamental analysis and rigorous  research of its internal  research  staff.  The  Sub-advisor  selects  investments  based on strong management,  superior industry positions,  excellent balance sheets and superior earnings growth;  where all of these  strengths  have not been  reflected  in the  company's  stock  price.  In  managing  the  Portfolio,  the
Sub-advisor  seeks to take advantage of market  volatility.  During market  declines,  the Sub-advisor  will add to positions,  causing  the  Portfolio  to  become  somewhat  more  aggressive.  Conversely,  in rising  markets,  the
Sub-advisor will trim or eliminate positions and as a result the Portfolio will become more conservative.

         The method of  selecting  the  investments  used by the  Sub-advisor  responsible  for the  portion of the
Portfolio's  assets invested in value stocks is to measure each stock's long-term  expected return by comparing the price of the security to the company's  long-term  cash flows.  The  Sub-advisor  will only  purchase  those stocks that it has  above-average  confidence in the  reliability of its analysts'  forecasts.  The  Sub-advisor may delay its purchase of  securities if recent  weakness in the stock or negative  earnings  revisions by analysts  indicate that the stock price is likely to decline in the near  future,  and it may delay its sale of  securities  if recent strength in the stock or upward  earnings  revisions  indicate  the stock is likely to rise soon.  The  Sub-advisor will  control  risk  within the value  portion of the  Portfolio  by  reviewing  whether  there is undue  portfolio exposure to industry  sector and other risk  factors.  The  Sub-advisor  will take more risk when  unusually  large value  distortions  within the value realm create unusually large  opportunities  to add returns,  and it will take less risk when the opportunities are limited.

         Because the Portfolio invests  primarily in stocks,  the Portfolio is subject to the risks associated with stock  investments,  and the Portfolio's share price therefore may fluctuate  substantially.  The Portfolio's share price  will be  affected  by  changes in the stock  markets  generally,  and  factors  specific  to a company or an industry will affect the prices of particular  stocks held by the Portfolio (for example,  poor  earnings,  loss of major customers,  availability of basic resources or supplies,  major litigation  against a company,  or changes in governmental  regulation  affecting an industry).  The Portfolio's focus on large,  more-established  companies may mean that its level of risk is lower than a fund investing  primarily in smaller  companies.  Because the Portfolio invests in a smaller  number of  securities  than many other funds,  changes in the value of a single  security may have a more significant effect, either negative or positive, on the Portfolio's share price.

Other Investments:

In addition to investing in equity securities, the Portfolio also may:

o        invest up to 20% of the growth portion of its net assets in convertible securities;
o        invest up to 5% of the growth portion of its net assets in rights or warrants;
o        invest up to 15% of its total assets in foreign securities
o        purchase and sell exchange-traded index options and stock index futures contracts; and
o        write  covered  exchange-traded  call  options on its  securities  up to 15% of the growth  portion of its total  assets,  and  purchase  exchange-traded  call and put options on common  stocks up to, for all options, 10% of the growth portion of its total assets.

         For purposes of the  Portfolio a foreign  security is a security  issued by a non-U.S.  company,  which is defined as a company that:  (1) is organized  outside the United States;  (ii) has its principal  place of business outside the United States;  and (iii) issues  securities  traded  principally in a foreign country.  Companies that do not fall within the  definition  of a non-U.S.  company  would be  considered a U.S.  company and  therefore not subject to the above limitation on foreign securities.

         American  Depositary  Receipts  (ADRs) are not  considered  foreign  securities  for  purposes  of the 15%
limitation set forth above and may be purchased by the Portfolio.

         For additional  information  about these  investments and risks,  see this Prospectus  under "Certain Risk
Factors and Investment Methods."

         Temporary  Investments.  Although  it does not expect to do so  ordinarily,  when  business  or  financial conditions warrant,  the Portfolio may assume a temporary defensive position and invest in high-grade,  short-term, fixed-income  securities  (which may include  U.S.  Government  securities)  or hold its assets in cash.  While the
Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST SANFORD BERNSTEIN CORE VALUE PORTFOLIO:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Principal Investment Policies and Risks:

         The  Portfolio  will pursue its  objective  by  investing  primarily  in common  stocks.  The  Sub-advisor expects that the majority of the  Portfolio's  assets will be invested in the common stocks of large companies that appear to be undervalued.  Among other things,  the Portfolio  seeks to identify  compelling  buying  opportunities created when companies are undervalued on the basis of investor  reactions to near-term  problems or  circumstances even though their  long-term  prospects  remain sound.  The  Sub-advisor's  investment  approach is value-based and price-driven,  and it relies on the  intensive  fundamental  research of its  internal  research  staff to identify these buying opportunities in the marketplace.

         Portfolio  investments  are selected by the  Sub-advisor  based upon a model  portfolio of 125-175  stocks constructed  by the  Sub-advisor.  In  selecting  investments  for the model  portfolio,  the  Sub-advisor  takes a
"bottom-up"  approach.  In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential  that may not be  recognized  by the  market at large.  The  Sub-advisor  relates  present  value of each company's  forecasted  future cash flow to the current price of its stock.  The  Sub-advisor  ranks  companies from the  highest  expected  return  to the  lowest,  with  the  companies  at the top of the  ranking  being  the  most undervalued.

         Once  the  expected  return  for each  stock  is  calculated,  the  Sub-advisor  adjusts  for  timing  and concentration  risks.  Securities  are  ranked by  risk-adjusted  expected  returns.  Securities  ranked in the top third of its valuation  universe,  if selected,  are over-weighted in the Portfolio because they represent the most undervalued  stocks in its universe.  The Sub-advisor  market weights  securities ranked in the middle third of its universe,  if  selected,  to add  diversification  to  the  Portfolio.  To  control  variability  in  premium,  the
Sub-advisor also holds the largest capitalization  securities (at under-weighted  positions) even when they rank in bottom  third  of the  universe.  If a  security  falls in the  ranking  from  the top  third of the  Sub-advisor's valuation  universe to the middle third, the Sub-advisor may reduce the Portfolio's  position to market weight.  If the security's  ranking  continues to fall into the bottom third of its universe,  the  Sub-advisor may either sell it or, if it is a very large  capitalization  stock,  will  underweight  it. The  Sub-advisor may from time to time deviate from the foregoing  process with respect to the weighting of  individual  securities in the Portfolio  when determined appropriate by the Sub-advisor.

         The  Sub-advisor  may delay the  Portfolio's  purchase of  securities  if recent  weakness in the stock or negative  earnings  revisions  by analysts  indicate  that the stock price is likely to decline in the near future, and it may delay the Portfolio's  sale of securities if recent  strength in the stock or upward earnings  revisions indicate the stock is likely to rise soon. The  Sub-advisor  will control risk by reviewing  whether there is undue portfolio  exposure to industry sector and other risk factors.  The Sub-advisor  will take more risk when unusually large value  distortions  within the value realm create unusually large  opportunities to add returns,  and it will take less risk when the opportunities are limited.

         The  Sub-advisor  also  seeks  to  control  risks by  correlating  the size of  initial  purchases  by the
Portfolio to the security's  benchmark  weighting,  within plus or minus 0.5%. If market appreciation of a security brings the  security's  weighting to 1.0% above or below its  benchmark  weighting  (at the time),  the size of the holding is generally  increased or reduced  accordingly.  Because the Portfolio  invests  primarily in stocks,  the
Portfolio is subject to the risks  associated with stock  investments,  and the  Portfolio's  share price therefore may  fluctuate  substantially.  The  Portfolio's  share  price will be  affected  by  changes in the stock  markets generally,  and factors  specific to a company or an industry will affect the prices of  particular  stocks held by the Portfolio (for example,  poor earnings,  loss of major customers,  availability of basic resources or supplies,
major  litigation  against  a  company,  or  changes  in  governmental  regulation  affecting  an  industry).   The
Portfolio's  focus on  large,  more-established  companies  may mean  that its  level of risk is lower  than a fund investing  primarily in smaller  companies.  While the Portfolio's  value investing  historically has involved less risk than  investing in growth  companies,  investing  in value  stocks  carries the risks that the market will not recognize  the stock's  intrinsic  value for a long time or that a stock judged to be  undervalued  may actually be appropriately priced.

Other Investments:

         Derivatives.  The Portfolio may invest in various  instruments that are or may be considered  derivatives, including  securities  index  futures  contracts and related  options.  These  instruments  may be used for several reasons: to simulate full investment in equities while retaining cash for fund management  purposes,  to facilitate trading,  or to reduce  transaction  costs.  The Portfolio will not use derivatives for speculative  purposes or to leverage its assets.  The Portfolio will limit its use of securities  index futures  contracts and related  options so that, at all times,  margin  deposits for futures  contracts and premiums on related options do not exceed 5% of the  Portfolio's  assets and the percentage of the  Portfolio's  assets being used to cover its  obligations  under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may maintain up to 25% of its assets in short-term  debt securities and  money  market  instruments  to meet  redemption  requests.  These  securities  include  obligations  issued or guaranteed  by the U.S.  Government  or its  agencies  or  instrumentalities  or by any of the  states,  repurchase agreements,  commercial paper, and certain bank  obligations.  The Portfolio will not invest in these securities as part of a temporary defensive strategy to protect against potential market declines.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to maximize  total return through  investment in real estate securities.

Principal Investment Policies and Risks:

The Portfolio  pursues its investment  objective of maximizing total return by seeking,  with  approximately  equal emphasis,  capital growth and current income. Under normal  circumstances,  the Portfolio will invest substantially all of its assets in the equity securities of real estate companies.  Such equity securities will consist of:

o        common stocks (including shares in real estate investment trusts),
o        rights or warrants to purchase common stocks,
o        securities  convertible into common stocks where the conversion feature  represents,  in the Sub-advisor's view, a significant element of the securities' value, and
o        preferred stocks.

         For  purposes of the  Portfolio's  investment  policies,  a "real  estate  company" is one that derives at least 50% of its revenues from the ownership,  construction,  financing,  management or sale of real estate or that has at least  50% of its  assets  in real  estate.  The  Portfolio  may  invest  up to 10% of its  total  assets in securities of foreign real estate companies.

         Real estate companies may include real estate  investment  trusts  ("REITs").  REITs pool investors' funds for  investment  primarily in income  producing  real estate or real estate  related loans or interests.  REITs can generally  be  classified  as Equity  REITs,  Mortgage  REITs and Hybrid  REITs.  Equity  REITs,  which  invest the majority of their assets  directly in real property,  derive their income  primarily  from rents.  Equity REITs can also realize  capital gains or losses by selling  properties.  Mortgage  REITs,  which invest the majority of their assets in real estate  mortgages,  derive their income primarily from interest  payments.  Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

         As a fund that invests primarily in equity  securities,  the Portfolio will be subject to many of the same risks as other equity funds.  The Portfolio  also will be subject to certain  risks  related  specifically  to real estate  securities,  and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

         While the Portfolio will not invest in real estate  directly,  securities of real estate  companies may be subject to risks  similar to those  associated  with the direct  ownership  of real  estate.  These  include  risks related to general and local  economic  conditions,  dependence on management  skill,  heavy cash flow  dependency, possible lack of available mortgage funds,  overbuilding,  extended vacancies of properties,  increases in property taxes and operating  expenses,  changes in zoning laws, losses due to costs resulting from environmental  problems, casualty  or  condemnation  losses,  limitations  on rents,  and  changes  in  neighborhood  values,  the appeal of properties to tenants and interest rates.

         In general,  Equity REITs may be affected by changes in the value of the underlying  property owned by the trusts,  while Mortgage REITs may be affected by the quality of any credit  extended.  In the event of a default by a borrower or lessee,  a REIT may experience  delays and may incur  substantial  costs in enforcing its rights as a mortgagee or lessor.

         Non-Diversified  Status. The Portfolio is classified as a  "non-diversified"  investment company under the
1940 Act,  which means the  Portfolio  is not limited by the 1940 Act in the  proportion  of its assets that may be invested in the  securities of a single  issuer.  However,  the Portfolio  intends to meet certain  diversification standards  under the  Internal  Revenue Code that must be met to relieve the  Portfolio  of  liability  for Federal income tax if its earnings are  distributed  to  shareholders.  As a  non-diversified  fund, a price decline in any one of the  Portfolio's  holdings may have a greater  effect on the  Portfolio's  value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may write  (sell) put and  covered  call  options  and  purchase  put and call  options on securities or stock indices that are listed on a national  securities or  commodities  exchange.  The Portfolio may buy and sell  financial  futures  contracts,  stock and bond index  futures  contracts,  foreign  currency  futures contracts  and  options  on the  foregoing.  The  Portfolio  may  enter  into  forward  foreign  currency  exchange contracts in  connection  with its  investments  in foreign  securities.  The  Portfolio  may also enter into short sales,  which are  transactions  in which the Portfolio sells a security it does not own at the time of the sale in anticipation  that the market price of the security will decline.  The Sub-advisor  expects that the Portfolio will use these techniques on a relatively infrequent basis.

         Additional  information  about these  techniques  and their risks is included  below under  "Certain  Risk
Factors and Investment Methods."

         Temporary  Investments.  When the Sub-advisor  believes that market or general economic conditions justify a  temporary  defensive  position,  the  Portfolio  will invest all or a portion of its assets in  high-grade  debt securities,  including  corporate  debt  securities,  U.S.  government  securities,  and  short-term  money  market instruments,  without  regard to  whether  the  issuer  is a real  estate  company.  While  the  Portfolio  is in a defensive  position,  the opportunity to achieve its investment  objective of maximum total return will be limited.
The Portfolio may also invest funds  awaiting  investment  or funds held to satisfy  redemption  requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST SANFORD BERNSTEIN MANAGED INDEX 500 PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  outperform  the Standard & Poor's 500
Composite  Stock Price Index (the "S&P 500(R)") through stock selection  resulting in different  weightings of common stocks relative to the index.

Principal Investment Policies and Risks:

         The Portfolio  will invest  primarily in the common  stocks of companies  included in the S&P 500. The S&P
500 is an index of 500 common  stocks,  most of which trade on the New York Stock  Exchange Inc. (the "NYSE").  The
Sub-advisor  believes that the S&P 500 is  representative  of the  performance of publicly  traded common stocks in the U.S. in general.

         In seeking to outperform  the S&P 500, the  Sub-advisor  starts with a portfolio of stocks  representative of the  holdings  of the index.  It then uses a set of  fundamental,  quantitative  criteria  that are  designed to indicate  whether a particular  stock will  predictably  perform  better or worse than the S&P 500.  Based on these criteria,  the Sub-advisor  determines  whether the Portfolio  should  over-weight,  under-weight or hold a neutral position  in the stock  relative to the  proportion  of the S&P 500 that the stock  represents.  In  addition,  the
Sub-advisor  may determine  based on the  quantitative  criteria that (1) certain S&P 500 stocks should not be held by the Portfolio in any amount,  and (2) certain equity  securities  that are not included in the S&P 500 should be held by the  Portfolio.  The Portfolio may invest up to 15% of its total assets in equity  securities  not included in the S&P 500.

         As a mutual fund investing  primarily in common  stocks,  the Portfolio is subject to the risk that common stock prices will decline over short or even extended  periods.  The U.S.  stock market tends to be cyclical,  with periods when stock prices  generally  rise and periods when prices  generally  decline.  The  Sub-advisor  believes that the various  quantitative  criteria used to determine which stocks to over- or under-weight  will balance each other so that the overall  risk of the  Portfolio is not likely to differ  materially  from the risk of the S&P 500 itself.  While the Portfolio  attempts to outperform the S&P 500, it is not expected that any  outperformance  will be substantial.  The Portfolio also may underperform the S&P 500 over short or extended periods.

         About the S&P 500. The S&P 500 is a  well-known  stock market  index that  includes  common  stocks of 500 companies from several  industrial  sectors  representing  a significant  portion of the market value of all common stocks  publicly  traded  in the  United  States.  Stocks in the S&P 500 are  weighted  according  to their  market capitalization  (the number of shares  outstanding  multiplied by the stock's  current  price).  The composition of the S&P 500 is  determined by S&P based on such factors as market  capitalization,  trading  activity,  and whether the stock is  representative  of stocks in a  particular  industry  group.  The  composition  of the S&P 500 may be changed from time to time.  "Standard & Poor's(R)",  "S&P 500(R)",  "Standard & Poor's 500",  and "500" are  trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Manager.

         The  Portfolio  is not  sponsored,  endorsed,  sold or  promoted by  Standard  &Poor's,  a division of The
McGraw-Hill  Companies,  Inc.  ("S&P").  S&P makes no  representation  or  warranty,  express  or  implied,  to the shareholders  of the Portfolio or any member of the public  regarding the  advisability  of investing in securities generally  or in the  Portfolio  particularly  or the  ability  of  the  S&P  500 to  track  general  stock  market performance.  S&P's only  relationship to the Investment  Manager or the  Sub-advisor is a license  provided to the
Investment Manager of certain  trademarks and trade names of S&P and of the S&P 500, which is determined,  composed and calculated by S&P without regard to the Investment Manager,  Sub-advisor,  or Portfolio.  S&P has no obligation to take the needs of the Investment  Manager,  Sub-advisor or the shareholders of the Portfolio into  consideration in determining,  composing or calculating  the S&P 500. S&P is not responsible for and has not  participated in the determination  of the prices and amount of the  Portfolio or the timing of the  issuance or sale of the  Portfolio, or in the  determination  or calculation of the Portfolio's net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the  completeness  of the S&P 500 or any data included  therein and shall have no liability for any errors,  omissions,  or interruptions  therein. S&P makes no warranty,  express or implied, as to the results to be obtained by the Portfolio,  shareholders of the Portfolio,  or any other person or entity  from the use of the S&P 500 or any data  included  therein.  S&P makes no express or implied  warranties and expressly  disclaims all warranties of  merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included  therein.  Without  limiting any of the  foregoing,  in no event shall S&P have any liability for any special,  punitive,  indirect or  consequential  damages  (including  lost profits),  even if notified of the possibility of such damages.

Other Investments:

         Derivatives.  The Portfolio may invest in various  instruments that are or may be considered  derivatives, including  securities  index futures  contracts and related  options,  warrants and convertible  securities.  These instruments  may be used for several  reasons:  to simulate full investment in the S&P 500 while retaining cash for fund management  purposes,  to facilitate trading, to reduce transaction costs or to seek higher investment returns when the  futures  contract,  option,  warrant  or  convertible  security  is  priced  more  attractively  than the underlying  equity security or the S&P 500. The Portfolio will not use  derivatives for speculative  purposes or to leverage its assets.  The Portfolio will limit its use of securities  index futures  contracts and related  options so that, at all times,  margin  deposits for futures  contracts and premiums on related options do not exceed 5% of the  Portfolio's  assets  and  provided  that the  percentage  of the  Portfolio's  assets  being used to cover its obligations under futures and options does not exceed 50%.

         Additional  information about these derivative  instruments and their risks is included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may maintain up to 25% of its assets in short-term  debt securities and money market instruments to meet redemption  requests or to facilitate  investment in the securities of the S&P
500.  These  securities  include  obligations  issued or  guaranteed  by the U.S.  Government  or its  agencies  or
instrumentalities  or  by  any  of  the  states,   repurchase  agreements,   commercial  paper,  and  certain  bank
obligations.  The  Portfolio  will not invest in these  securities  as part of a  temporary  defensive  strategy to protect against potential market declines.

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO:

Investment  Objective:  The primary  investment  objective  of the  Portfolio is to seek  capital  growth.  Current income is a secondary investment objective.

Principal Investment Policies and Risks:

         The Portfolio's  investment  strategy utilizes  quantitative  management  techniques in a two-step process that draws heavily on computer  technology.  In the first step, the Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly  traded  U.S.  companies  (measured  by market  capitalization),  from most  attractive  to least attractive.  These  rankings are  determined by using a computer  model that  combines  measures of a stock's value and measures of its growth  potential.  To measure value,  the Sub-advisor uses ratios of stock price to book value and stock price to cash flow, among others.  To measure growth,  the Sub-advisor  uses,  among others,  the rate of growth in a company's earnings and changes in its earnings estimates.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio optimization,  the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between  risk and  expected  return.  The goal is to create an equity portfolio that provides  better returns than the S&P 500 Index without taking on significant  additional  risk. The
Sub-advisor attempts to create a dividend yield for the Portfolio that will be greater than that of the S&P 500.

         The  Sub-advisor  does  not  attempt  to time the  market.  Instead,  it  intends  to keep  the  Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

         Like any fund investing  primarily in common  stocks,  the Portfolio is subject to the risk that the value of the stocks it invests in will decline.  These declines could be substantial.

         Because the Portfolio is managed to an index (the S&P 500),  its  performance  will be closely tied to the performance  of the index.  If the S&P 500 goes down,  it is likely that the  Portfolio's  share price will also go down. The Portfolio's  investments in  income-producing  stocks may reduce to some degree the Portfolio's  level of risk and share price  fluctuation  (and its potential  for gain)  relative to the S&P 500.  However,  if the stocks that make up the S&P 500 do not have a high dividend  yield at a given time,  then the  Portfolio's  dividend yield also will not be high.

Other Investments:

         When the  Sub-advisor  believes that it is prudent,  the  Portfolio  may invest in  securities  other than stocks,  such  as  convertible  debt  securities,  equity-equivalent  securities,  foreign  securities,  short-term instruments  and  non-leveraged  stock  index  futures  contracts.  Stock  index  futures  contracts  can  help the
Portfolio's  cash assets  remain  liquid while  performing  more like stocks.  The  Portfolio  also may short sales
"against the box."  Additional  information  on these types of  investments  is included in this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Derivative  Securities.  The Portfolio may invest in derivative  securities.  Certain of these  derivative securities may be described as  "index/structured"  securities,  which are securities whose value or performance is linked to other equity securities (as in the case of depositary receipts),  currencies,  interest rates, securities indices  or other  financial  indicators  ("reference  indices").  The  Portfolio  may not  invest in a  derivative security  unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the
Portfolio.  For  example,  a  security  whose  underlying  value  is  linked  to the  price of oil  would  not be a permissible  investment  because the Portfolio  may not invest in oil and gas leases or futures.  The Portfolio may make short sales "against the box."

AST ALLIANCE GROWTH AND INCOME PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is long-term  growth of capital and income while attempting to avoid excessive fluctuations in market value.

Principal Investment Policies and Risks:

         The Portfolio normally will invest in common stocks (and securities convertible into common stocks).

         The Sub-advisor will take a value-oriented  approach,  in that it will try to keep the Portfolio's  assets invested in  securities  that are selling at  reasonable  valuations  in  relation  to their  fundamental  business prospects.  In doing so, the  Portfolio  may forgo some  opportunities  for gains  when,  in the  judgement  of the
Sub-advisor, they are too risky.

         In seeking to achieve its  objective,  the Portfolio  invests  primarily in the equity  securities of U.S.
companies that the Sub-advisor  believes are  undervalued.  The Sub-advisor  believes that, over time, stock prices
(of companies in which the Portfolio  invests) will come to reflect the companies'  intrinsic  economic values. The
Sub-advisor uses a disciplined  investment  process to evaluate the companies in its extensive  research  universe.
Through this process,  the  Sub-advisor  seeks to identify the stocks of companies that offer the best  combination of value and potential for price appreciation.

         The  Sub-advisor's  analysts  prepare their own earnings  estimates and financial  models for each company followed.  The Sub-advisor  employs these models to identify equity  securities  whose current market prices do not reflect what it considers to be their  intrinsic  economic  value.  In determining a company's  intrinsic  economic value,  the  Sub-advisor  takes into account any factors it believes  bear on the ability of the company to perform in the future,  including  earnings growth,  prospective cash flows,  dividend growth and growth in book value. The
Sub-advisor  then ranks, at least weekly,  each of the companies in its research  universe in the relative order of disparity  between  their stock  prices and their  intrinsic  economic  values,  with  companies  with the greatest disparities receiving the highest ranking (i.e. being considered the most undervalued).

         The  prices  of  the  common  stocks  that  the  Portfolio  invests  in  will  fluctuate.  Therefore,  the
Portfolio's  share  price will also  fluctuate,  and may  decline  substantially.  While  there is the risk that an investment  will  never  reach  what the  Sub-advisor  believes  is its full  value,  or may go down in value,  the
Portfolio's  risk and share  price  fluctuation  (and  potential  for gain) may be less than many other stock funds because of the Portfolio's emphasis on large, seasoned company value stocks.

Other Investments:

         The Portfolio,  in addition to investing in common stocks and  convertible  securities,  may write covered call options  listed on domestic  securities  exchanges  with respect to  securities  in the  Portfolio.  It is not intended for the  Portfolio to write  covered call  options  with respect to  securities  with an aggregate  market value of more than 10% of the  Portfolio's  net assets at the time an option is  written.  The  Portfolio  also may purchase and sell forward and futures  contracts and related options for hedging  purposes.  The Portfolio may also invest up to 10% of its net  assets  (at the time of  investment)  in foreign  securities,  and invest in  straight bonds and other debt securities.

         Temporary  Investments.  The Portfolio may invest in short-term  debt and other high quality  fixed-income securities to create reserve  purchasing power and also for temporary  defensive  purposes.  While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

AST MFS GROWTH WITH INCOME PORTFOLIO:

Investment  Objective:  The  investment  objective of the Portfolio is to seek  long-term  growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Policies and Risks:

         The Portfolio invests,  under normal market conditions,  at least 65% of its total assets in common stocks and related securities,  such as preferred stocks,  convertible  securities and depositary receipts.  The stocks in which the  Portfolio  invests  generally  will pay  dividends.  While the  Portfolio may invest in companies of any size,  the  Portfolio  generally  focuses on companies  with larger  market  capitalizations  that the  Sub-advisor believes have  sustainable  growth prospects and attractive  valuations  based on current and expected  earnings or cash flow.

         The  Sub-advisor  uses a  "bottom  up," as  opposed  to "top  down,"  investment  style  in  managing  the
Portfolio.  This means that securities are selected based upon fundamental  analysis of individual  companies (such as analysis  of the  companies'  earnings,  cash flows,  competitive  position  and  management  abilities)  by the
Sub-advisor.

         The Portfolio may invest up to 20% of its net assets in foreign securities.

         As with any fund investing  primarily in common stocks,  the value of the securities held by the Portfolio may decline in value,  either  because of  changing  economic,  political  or market  conditions  or because of the economic  condition of the company that issued the security.  These  declines may be  substantial.  In light of the
Portfolio's  focus on  income-producing  large-cap stocks,  the risk and share price  fluctuations of the Portfolio
(and its  potential  for gain) may be less than many  other  stock  funds.  The  Portfolio  may  invest in  foreign companies,  including  companies  located  in  developing  countries,  and it  therefore  will be  subject to risks relating to political,  social and economic conditions abroad,  risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

         Although the Portfolio will invest  primarily in common stocks and related  securities,  the Portfolio may also invest in debt  securities,  including  variable  and  floating  rate  securities  and zero  coupon,  deferred interest and pay-in-kind bonds. The Portfolio may also purchase warrants and make short sales "against the box."

         Futures and Forward  Contracts.  The  Portfolio  may  purchase and sell  futures  contracts on  securities indices,  foreign  currencies  and interest  rates for hedging and  non-hedging  purposes.  The  Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes.

         For more  information  on some of the types of securities  other than common stocks in which the Portfolio may invest, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The Portfolio may depart from its principal  investment  strategy by  temporarily investing for defensive  purposes when adverse market,  economic or political  conditions exist. When investing for defensive purposes,  the Portfolio may hold cash or invest in cash equivalents,  such as short-term U.S. government securities,  commercial  paper  and  bank  instruments.  While  the  Portfolio  is  in a  defensive  position,  the opportunity to achieve its investment objective will be limited.

AST INVESCO Equity Income Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek capital  growth and current  income while following sound investment practices.

Principal Investment Policies and Risks:

         The  Portfolio  seeks to achieve its  objective by investing  in  securities  that are expected to produce relatively high levels of income and consistent,  stable returns.  The Portfolio  normally will invest at least 65%
of its assets in  dividend-paying  common and preferred  stocks of domestic and foreign  issuers.  Up to 30% of the
Portfolio's  assets may be invested  in equity  securities  that do not pay regular  dividends.  In  addition,  the
Portfolio  normally will have some portion of its assets  invested in debt  securities or  convertible  bonds.  The
Portfolio  may  invest up to 25% of its total  assets in foreign  securities,  including  securities  of issuers in countries  considered to be developing.  These foreign  investments  may serve to increase the overall risks of the
Portfolio.

         The  Portfolio's  investments  in common  stocks  may, of course,  decline in value,  which will result in declines  in the  Portfolio's  share  price.  Such  declines  could be  substantial.  To  minimize  the  risk  this presents,  the Sub-advisor will not invest,  with respect to 75% of the value of its total assets,  more than 5% of the Portfolio's  assets in the securities of any one company or more than 25% of the Portfolio's  assets in any one industry.  In light of the  Portfolio's  focus on income  producing  stocks,  its risk and share price  fluctuation
(and potential for gain) may be less than many other stock funds.

         Debt  Securities.  The  Portfolio's  investments  in debt  securities  will  generally  be subject to both credit risk and market  risk.  Credit  risk  relates to the  ability of the issuer to meet  interest  or  principal payments,  or both,  as they come due.  Market risk relates to the fact that the market  values of debt  securities in which the Portfolio  invests  generally will be affected by changes in the level of interest  rates. An increase in interest  rates will tend to reduce the market values of debt  securities,  whereas a decline in interest  rates will  tend  to  increase  their  values.  Although  the  Sub-advisor  will  limit  the  Portfolio's  debt  security investments  to  securities it believes are not highly  speculative,  both kinds of risk are increased by investing in debt  securities  rated  below  the top four  grades by  Standard  & Poor's  Corporation  or  Moody's  Investors
Services, Inc., or equivalent unrated debt securities ("junk bonds").

         In order to decrease its risk in  investing in debt  securities,  the  Portfolio  will invest no more than
15% of its assets in junk bonds,  and in no event will the  Portfolio  ever invest in a debt  security  rated below
Caa by Moody's or CCC by Standard & Poor's.  While the  Sub-advisor  will monitor all of the debt securities in the
Portfolio for the issuers'  ability to make required  principal  and interest  payments and other quality  factors, the  Sub-advisor  may retain in the  Portfolio  a debt  security  whose  rating is changed to one below the minimum rating  required for purchase of such a security.  For a discussion  of the special risks  involved in  lower-rated bonds, see this Prospectus under "Certain Risk Factors and Investment Methods."

Temporary Investments:

         In periods of uncertain  market and economic  conditions,  the Portfolio  may assume a defensive  position with up to 100% of its  assets  temporarily  invested  in high  quality  corporate  bonds or  notes  or  government securities,  or held in cash.  While the  Portfolio  is in a defensive  position,  the  opportunity  to achieve its investment objective may be limited.

AST DeAM GLOBAL ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high  level of total  return by investing  primarily  in  a  diversified  portfolio  of  mutual  funds.  However,  it  may  invest  in  equity  and fixed-income securities as well.

Principal Investment Policies and Risks:

         The Portfolio  initially will invest in equity  securities and in fixed income securities as well as other open-end  management  investment  companies  affiliated with the Sub-advisor.  The Portfolio also may diversify its assets by  investing  in several  other AST  Portfolios  (the  "Underlying  Portfolios").  The  Portfolio  seeks to achieve its investment  objective by investing in different  combinations  of the Underlying  Portfolios and equity and fixed-income securities.

         The  Portfolio  allocates  its  assets  by  investing  in  shares  of a  diversified  group of  Underlying
Portfolios.  The Portfolio intends its strategy of investing in combinations of Underlying  Portfolios,  as well as equity and  fixed-income  securities,  to result in investment  diversification  that an investor  could  otherwise achieve only by holding  numerous  investments.  It is expected that,  once assets are allocated to AST Portfolios, the  Portfolio  is expected to be invested in at least six such AST  Portfolios  at any time.  It is expected  that the investment objectives of such AST Portfolios will be diversified.

         The  precise  mix of AST  Portfolios  and/or  equity  and  fixed  income  investments  will  depend on the
Sub-advisor's  outlook for the markets.  Shifts  between AST  Portfolios  focused on different  asset  classes,  or between  stocks and bonds,  will  normally be done  gradually  and the  Sub-advisor  will not attempt to  precisely
"time" the market.  The  Portfolio's  investments in AST Portfolios that may invest  significant  portions of their assets in foreign equity and debt securities,  or direct  investments in such  securities,  are intended to provide additional  diversification.  Whether  through  direct  investment or through the  investments  of  applicable  AST
Portfolios,  the  Sub-advisor  will normally have at least three  different  countries  represented  in the foreign equity category.

         The Portfolio can change the allocations of its assets among  Underlying  Portfolios and securities at any time,  if the  Sub-advisor  believes  that doing so would  better  enable the  Portfolio  to pursue its  investment objective.  From time to time, the Portfolio  adjusts its investments  within set limits based on the Sub-advisor's outlook  for the  economy,  financial  markets  generally  and  relative  market  valuation  of the  asset  classes represented  by each  Underlying  Portfolio and equity or  fixed-income  securities.  Although there is no specific allocation among equity and fixed income holdings the Sub-advisor  required to maintain,  the  Sub-advisor's  asset allocation  strategy intends to have a target 60% equity/40% fixed income  allocation.  The equity and fixed income allocation can be comprised of both domestic and  international  holdings.  The present  intention is to re-balance the specific  allocations  periodically.  Additionally  the  Portfolio  may deviate  from set limits  when,  in the
Sub-advisor's  opinion,  it is necessary to do so to pursue the Portfolio's  investment  objective or for temporary defensive  purposes.  Securities,  including  shares of the AST  Portfolios,  may be sold for a variety of reasons, such as to effect a change in asset  allocation,  to secure gains or limit losses,  or to re-deploy  assets to more promising opportunities.

         As a fund that invests in equity and fixed income  securities as well as mutual funds,  the Portfolio risk of loss and share price  fluctuation  (and potential for gain) will tend to be less than funds investing  primarily in equity  securities  and more  than  funds  investing  primarily  in fixed  income  securities.  This is the case whether  such assets are obtained by direct  investing  in such  securities  or by  investment  in shares of mutual funds that invest in primarily  in either  equity or fixed income  securities.  Of course,  equity and fixed income securities as well as mutual fund shares may decline in value.

         The Portfolio is subject to a number of risks inherent in certain types of  securities,  whether by direct investment in such  securities or by investment in AST Portfolios  that hold such  securities.  Some of these risks include,  but are not limited to the following risks:  equity  securities may decline because the stock market as a whole  declines,  or because of reasons  specific to a company,  such as  disappointing  earnings or changes in its competitive  environment;  the Portfolio's level of risk will increase if a significant portion of the Portfolio is invested in securities  of small-cap  companies;  and, any fixed income  portion of the Portfolio may be subject to changes in market  interest  rates and  changes in the credit  quality of  specific  issuers.  Investment  in fixed income  securities  with  intermediate to long  maturities,  could subject the Portfolio to the risk of substantial declines  in the  Portfolio's  share  price  when  there are  significant  changes in market  interest  rates.  The
Portfolio's  level of risk will increase if a significant  portion of the Portfolio is invested in lower-rated high yield bonds or in foreign securities.  The Portfolio's  investments in mortgage-backed and asset-backed  securities carry special risks in the event of declining  interest rates,  which would cause prepayments to increase,  and the value of the securities to decrease.

         As a fund that invests also in mutual funds,  the Portfolio would be considered  "diversified"  because it invests in the securities of the Underlying  Portfolios,  each of which is a diversified  investment  company,  and the Portfolio may "look through" to the Underlying Portfolios to determine its diversification status.

         It is expected that after its initial  start-up  period,  the  Portfolio  normally will be invested in six
AST  Portfolios.  It is expected  that,  at most times,  each of these six  portfolios  will  invest  primarily  in particular  asset classes,  and that the Portfolio  will be invested in one AST Portfolio  focused on each of these asset  classes.  These asset  classes are "large cap value",  "small cap  value",  "large cap  growth",  "small cap growth",  international  equity and domestic  bond ("cap" is short for  capitalization,  and refers to the level of capitalization  of the  companies  in which a portfolio  invests).  It also is expected  that,  at most times,  the
Sub-advisor  also will be the  Sub-advisor  for each of the six AST Portfolios in which assets are  allocated:  the
DeAM Large-Cap Growth  Portfolio;  the DeAM Large-Cap Value Portfolio;  the DeAM Small  Cap-Growth  Portfolio;  the
DeAM Small-Cap Value Portfolio;  the DeAM  International  Equity Portfolio;  and the DeAM Bond Portfolio.  However,
as noted above,  the  Sub-advisor  may allocate  assets to other AST Portfolios or may invest directly in equity or fixed income securities in order to seek the Portfolio's investment objective.

         Equity  Securities.  Investments  in  non-U.S.  dollar  denominated  stocks may be made solely for capital appreciation  or solely  for  income or any  combination  of both for the  purpose of  achieving  a higher  overall return.  Stocks of companies in developing  countries  may be included.  The equity  portion of the Portfolio  also may include convertible securities, preferred stocks and warrants.

         Investments in small  companies  involve both higher risk and greater  potential for  appreciation.  These companies may have limited product lines, markets and financial  resources,  or they may be dependent on a small or inexperienced  management  group.  In addition,  their  securities may trade less frequently and move more abruptly than securities of larger companies.

         For additional  information  about the risks involved with equity  securities,  see this Prospectus  under
"Certain Risks Factors and Investment Methods."

         Fixed Income  Securities.  Bond investments may include,  but is not limited to, U.S.  Treasury and agency issues,  corporate  debt  securities  (including  non-investment  grade "junk" bonds),  mortgage-backed  securities
(including  derivatives such as collateralized  mortgage obligations and stripped  mortgage-backed  securities) and asset-backed  securities.  Any cash  reserves  component  will consist of high quality  domestic and foreign  money market  instruments.  For additional  information about the risks involved with fixed income  securities,  see this
Prospectus under "Certain Risks Factors and Investment Methods."

         Mutual  Fund  Shares.  Mutual fund shares like  equity and  fixed-income  securities  have risks,  and the value of those shares  fluctuate.  Since the assets of the  Portfolio  may be invested in shares of the  Underlying
Portfolios,  the  investment  performance  of the Portfolio  may be related to the  investment  performance  of the
Underlying  Portfolios  in which the  Portfolio  may  invest.  The  Portfolio  has no control  over the  Underlying
Portfolios'  investment  strategies.  The  policy  of the  Portfolio  in  part  is to  allocate  assets  among  the
Underlying  Portfolios within certain limits.  Therefore,  the Portfolio may have less flexibility to invest than a mutual fund without such  constraints.  However,  because the Portfolio also may invest in equity and  fixed-income securities  the Portfolio may have more  flexibility  than other  fund-of-funds.  Finally,  the  Portfolio,  to the extent that it invests in mutual fund  shares,  may be exposed to the same risks as the  Underlying  Portfolios  in direct  proportion to the allocation of its assets among the Underlying  Portfolios.  These risks include the risks associated  with a  multi-manager  approach to investing  (should assets be allocated to AST Portfolios that do not have as  Sub-advisor  the  Sub-advisor  of this  Portfolio) as well as those  associated  with  investing in equity securities, fixed income securities, and international securities.

         The Portfolio's exposure,  through the Underlying  Portfolios,  to international  investments subjects the
Portfolio to risks posed by political or economic  conditions and regulatory  requirements of a particular  country which may be less stable or mature than in the U.S.

         The officers  and Trustees of the  Portfolio  presently  serve as officers and Trustees of the  Underlying
Portfolios.  ASISI serves as the  investment  manager for all the AST  Portfolios  in which this  Portfolio may invest,  and DeAM is the Sub-advisor  for certain of the Underlying  Portfolios.  Therefore  conflicts may arise as those persons fulfill their fiduciary responsibilities to the Portfolio and to the Underlying Portfolios.

         For  additional  information  about the risks  involved  with  mutual  funds,  see this  Prospectus  under
"Certain Risks Factors and Investment Methods."

Other Investments:

         The  Portfolio  may enter into stock  index,  interest  rate or  currency  futures  contracts  (or options thereon)  for hedging  purposes or to provide an  efficient  means of  adjusting  the  Portfolio's  exposure to the equity  markets.  The  Portfolio  may write  covered  call  options and  purchase  put and call  options on foreign currencies,  securities,  and financial  indices.  The Portfolio may invest up to 10% of its total assets in hybrid instruments,  which combine the  characteristics  of futures,  options and securities.  To the extent the Portfolio uses these  investments,  it will be exposed to  additional  volatility  and  potential  losses.  The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

         For an  additional  discussion  of these other  investments  and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  The  Portfolio  may maintain  cash  reserves  without  limitation  for  temporary defensive or transition  purposes.  While the Portfolio is in a defensive or transition  position,  the opportunity to achieve its  investment  objective of a high level of total return may be limited.  Cash  reserves  also provide flexibility in meeting redemptions and paying expenses.

AST American Century Strategic Balanced Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth and current income.

Principal Investment Policies and Risks:

         The Sub-advisor  intends to maintain  approximately 60% of the Portfolio's assets in equity securities and the  remainder  in bonds  and  other  fixed  income  securities.  Both the  Portfolio's  equity  and  fixed  income investments  will fluctuate in value.  The equity  securities  will fluctuate  depending on the  performance of the companies  that issued them,  general market and economic  conditions,  and investor  confidence.  The fixed income investments  will be  affected  primarily  by rising  or  falling  interest  rates and the  credit  quality  of the issuers.  As a fund that invests  both in equity and fixed  income  securities,  the  Portfolio's  risk of loss and share price  fluctuation  will tend to be less than funds  investing  primarily in equity  securities and more than funds investing primarily in fixed income securities.

         Equity  Investments.  With the equity  portion of the Portfolio,  the  Sub-advisor  utilizes  quantitative management  techniques in a two-step  process that draws  heavily on computer  technology.  In the first step,  the
Sub-advisor  ranks stocks,  primarily the 1,500 largest  publicly traded U.S.  companies  (measured by the value of their stock) from most  attractive to least  attractive.  These  rankings are  determined by using a computer model that  combines  measures  of a  stock's  value  and  measures  of its  growth  potential.  To  measure  value,  the
Sub-advisor  uses  ratios of stock  price to book value and stock  price to cash  flow,  among  others.  To measure growth,  the manager  uses the rate of growth in a company's  earnings and changes in its  earnings  estimates,  as well as other factors.

         In the second  step,  the  Sub-advisor  uses a  technique  called  portfolio  optimization.  In  portfolio optimization,  the Sub-advisor  uses a computer to build a portfolio of stocks from the ranking  described  earlier that it thinks will provide the best balance  between  risk and  expected  return.  The goal is to create an equity portfolio that provides better returns than the S&P 500 Index without taking on significant additional risk.

         Fixed  Income  Investments.  The  Sub-advisor  intends to maintain  approximately  40% of the  Portfolio's assets in fixed  income  securities.  Up to 20% of the  Portfolio's  fixed  income  securities  will be invested in foreign fixed income  securities.  These  percentages  will  fluctuate and may be higher or lower  depending on the mix the Sub-advisor believes will be most appropriate for achieving the Portfolio's objectives.

         The  fixed  income  portion  of the  Portfolio  is  invested  in a  diversified  portfolio  of  government
securities,   corporate  fixed  income  securities,   mortgage-backed  and  asset-backed  securities,  and  similar securities.  The  Sub-advisor's  strategy is to actively  manage the Portfolio by investing the  Portfolio's  fixed income assets in sectors it believes are  undervalued  (relative to the other sectors) and which  represent  better relative long-term investment opportunities.

         The Sub-advisor  will adjust the weighted  average  portfolio  maturity in response to expected changes in interest rates.  Under normal market  conditions,  the weighted average maturity of the fixed income portion of the
Portfolio  will be in the 3- to 10-year  range.  During  periods of rising  interest  rates,  the weighted  average maturity may be reduced in order to reduce the effect of bond price  declines on the  Portfolio's  net asset value.
When  interest  rates are falling and bond prices are rising,  the  Portfolio may be moved toward the longer end of its maturity range.

         Debt securities that comprise the Portfolio's  fixed income  portfolio will primarily be investment  grade obligations.  However,  the Portfolio  may invest up to 15% of its fixed income assets in high-yield  securities or
"junk  bonds."  Regardless  of rating  levels,  all debt  securities  considered  for purchase by the Portfolio are analyzed by the  Sub-advisor  to  determine,  to the extent  reasonably  possible,  that the planned  investment is sound,  given the investment  objective of the Portfolio.  For an additional  discussion of lower-rated  securities and their risks, see this Prospectus under "Certain Risk Factors and Investment Methods."

         In  determining  the  allocation  of assets  among U.S.  and  foreign  capital  markets,  the  Sub-advisor considers the  condition and growth  potential of the various  economies;  the relative  valuations of the markets;
and social,  political,  and economic  factors that may affect the markets.  The  Sub-advisor  also  considers  the impact of foreign exchange rates in selecting securities denominated in foreign currencies.

         Foreign  Securities.  The  Portfolio  may  invest  up to  25% of its  total  assets  in  equity  and  debt securities of foreign issuers,  including  foreign  governments and their agencies,  when these securities meet its standards of selection.  (As noted above,  up to 20% of the fixed income portion of the Portfolio  normally will be invested in foreign  securities.)  These  investments will be made primarily in issuers in developed  markets.  The
Portfolio may make such investments either directly in foreign  securities,  or by purchasing  depositary  receipts for foreign securities.  To protect against adverse movements in exchange rates between  currencies,  the Portfolio may,  for hedging  purposes  only,  enter into forward  currency  exchange  contracts  and buy put and call options relating to currency futures contracts.

Other Investments:

         The  Portfolio  may  invest in  derivative  securities.  Certain  of these  derivative  securities  may be described as  "index/structured"  securities,  which are  securities  whose value or performance is linked to other equity  securities (as in the case of depositary  receipts),  currencies,  interest  rates,  securities  indices or other financial  indicators  ("reference  indices").  The Portfolio may not invest in a derivative  security unless the  reference  index or the  instrument  to which it relates is an  eligible  investment  for the  Portfolio.  For example,  a security  whose  underlying  value is linked to the price of oil would not be a permissible  investment because  the  Portfolio  may not invest in oil and gas  leases or  futures.  The  Portfolio  may make  short  sales
"against the box."

         For further information on these securities and investment  practices,  see this Prospectus under "Certain
Risk Factors and Investment Methods."

AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek a high  level of total  return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Principal Investment Policies and Risks:

         The Portfolio  normally  invests  approximately  60% of its total assets in equity  securities  and 40% in fixed  income  securities.  This mix may vary over  shorter  time  periods;  the equity  portion may range  between
50-70% and the fixed income portion between 30-50%.

         The Sub-advisor  concentrates  common stock  investments in larger,  more established  companies,  but the
Portfolio may include small and  medium-sized  companies with good growth  prospects.  The Portfolio's  exposure to smaller  companies is not expected to be  substantial,  and will not constitute more than 30% of the equity portion of the  Portfolio.  Up to 35% of the equity  portion  may be  invested  in foreign  (non-U.S.  dollar  denominated)
equity  securities.  The fixed income portion of the Portfolio will be allocated among  investment grade securities
(50-100%  of the  fixed  income  portion);  high  yield or  "junk"  bonds  (up to 30%);  foreign  (non-U.S.  dollar denominated) high quality debt securities (up to 30%); and cash reserves (up to 20%).

         The precise mix of equity and fixed income  investments will depend on the  Sub-advisor's  outlook for the markets.  When deciding upon asset  allocations,  the Sub-advisor may favor fixed income  securities if the economy is expected to slow  sufficiently  to hurt corporate  profit growth.  The opposite may be true when strong economic growth is expected.  Shifts between stocks and bonds will normally be done gradually and the  Sub-advisor  will not attempt to precisely  "time" the market.  The  Portfolio's  investments in foreign  equity and debt  securities are intended to provide  additional  diversification,  and the Sub-advisor  will normally have at least three different countries represented in both the foreign equity and foreign debt portions of the Portfolio.

         Securities  may be sold for a variety  of  reasons,  such as to effect a change  in asset  allocation,  to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

         As a fund that invests both in equity and fixed income  securities,  the Portfolio  risk of loss and share price  fluctuation  (and  potential  for gain)  will  tend to be less  than  funds  investing  primarily  in equity securities and more than funds investing  primarily in fixed income  securities.  Of course,  both equity and fixed income securities may decline in value.

         Equity  securities  may  decline  because  the stock  market as a whole  declines,  or  because of reasons specific  to the  company,  such  as  disappointing  earnings  or  changes  in  its  competitive  environment.  The
Portfolio's  level of risk will  increase if a  significant  portion of the  Portfolio is invested in securities of small-cap  companies.  Like other fixed  income  funds,  the fixed  income  portion of the  Portfolio is subject to changes  in market  interest  rates  and  changes  in the  credit  quality  of  specific  issuers.  Because  of the
Portfolio's  focus on fixed income  securities  with  intermediate to long  maturities,  changes in market interest rates may cause  substantial  declines in the Portfolio's  share price. The Portfolio's level of risk will increase if a significant  portion of the Portfolio is invested in  lower-rated  high yield bonds or in foreign  securities.
Because  a  significant  portion  of  the  Portfolio's  fixed  income  investments  may be in  mortgage-backed  and asset-backed  securities,  this could add  increased  volatility  and carry special risks in the event of declining interest rates which would cause prepayments to increase, and the value of the securities to decrease.

         Equity  Securities.  When selecting  particular stocks to purchase,  the Sub-advisor will examine relative values and prospects  among growth and  value-oriented  stocks,  domestic and  international  stocks,  and small-to large-cap  stocks.  Domestic  stocks are drawn from the  overall  U.S.  market  while  international  equities  are selected  primarily  from large  companies in  developed  countries.  Investments  in non-U.S.  dollar  denominated stocks may be made  solely  for  capital  appreciation  or solely  for  income or any  combination  of both for the purpose of achieving a higher  overall  return.  Stocks of companies in developing  countries may also be included.
The equity portion of the Portfolio also may include convertible securities, preferred stocks and warrants.

         Investments in small  companies  involve both higher risk and greater  potential for  appreciation.  These companies may have limited product lines, markets and financial  resources,  or they may be dependent on a small or inexperienced  management  group.  In addition,  their  securities may trade less frequently and move more abruptly than securities of larger companies.

         Fixed Income  Securities.  Bond  investments are primarily  investment grade (top four credit ratings) and
are  chosen  from  across  the  entire  government,   corporate  (including  non-investment  grade  "junk"  bonds), mortgage-backed  (including  derivatives such as collateralized  mortgage obligations and stripped  mortgage-backed securities) and asset-backed  bond markets.  While the weighted  average  maturities of each component of the fixed income portion (i.e.,  investment grade, high yield,  etc.) of the Portfolio will differ based on the Sub-advisor's view of market  conditions,  the weighted  average  maturity of the fixed income portion as a whole (except for the cash  reserves  component)  is  expected  to be in  the  range  of 7 to  12  years.  Maturities  will  reflect  the
Sub-advisor's  outlook for interest rates.  The cash reserves  component will consist of high quality  domestic and foreign money market instruments, including money market funds managed by the Sub-advisor.

Other Investments:

         The  Portfolio  may enter into stock  index,  interest  rate or  currency  futures  contracts  (or options thereon)  for hedging  purposes or to provide an  efficient  means of  adjusting  the  Portfolio's  exposure to the equity  markets.  The  Portfolio  may write  covered  call  options and  purchase  put and call  options on foreign currencies,  securities,  and financial  indices.  The Portfolio may invest up to 10% of its total assets in hybrid instruments,  which combine the  characteristics  of futures,  options and securities.  To the extent the Portfolio uses these  investments,  it will be exposed to  additional  volatility  and  potential  losses.  The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments.

         For an  additional  discussion  of these other  investments  and their risks,  see this  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Temporary  Investments.  As noted above,  up to 20% of the fixed income portion of the Portfolio  normally may consist of cash  reserves  including  repurchase  agreements.  In addition,  the  Portfolio  may maintain  cash reserves  without  limitation for temporary  defensive  purposes.  While the Portfolio is in a defensive  position, the  opportunity  to achieve  its  investment  objective  of a high  level of total  return  may be  limited.  Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to provide high current  income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

         To achieve its  objectives,  the  Portfolio  will invest at least 80% of its total  assets in all types of high quality bonds  including  those issued or guaranteed by the U.S. or foreign  governments or their agencies and by foreign  authorities,  provinces and municipalities as well as investment grade corporate bonds and mortgage and asset-backed  securities  of U.S.  and foreign  issuers.  The  Portfolio  seeks to moderate  price  fluctuation  by actively managing its maturity  structure and currency  exposure.  The Sub-advisor  bases its investment  decisions on fundamental market factors,  currency trends, and credit quality.  The Portfolio  generally invests in countries where the combination of fixed-income  returns and currency exchange rates appears attractive,  or, if the currency trend is  unfavorable,  where the  Sub-advisor  believes that the currency risk can be minimized  through  hedging.
These bonds must,  at the time of  purchase,  have  received  an  investment-grade  rating from at least one rating agency (or if unrated,  must have a Sub-advisor  equivalent  rating) but could be rated below  investment-grade  by other agencies.  Such bonds are called "split-rated").

         Although the Portfolio expects to maintain an  intermediate-to-long  weighted average maturity,  there are no maturity  restrictions on the overall  portfolio or on individual  securities.  The Portfolio may and frequently does engage in foreign currency  transactions  such as forward foreign  currency  exchange  contracts,  hedging its foreign  currency  exposure  back  to the  dollar  or  against  other  foreign  currencies  ("cross-hedging").  The
Sub-advisor  also attempts to reduce  currency risks through  diversification  among foreign  securities and active management  of currency  exposures.  The  Sub-advisor  may use foreign  forward  currency  contracts  and  currency options to hedge the risk to the  Portfolio  when  foreign  currency  exchange  rate  movements  are expected to be unfavorable to U.S.  investors.  Under certain  circumstances,  the Sub-advisor may commit a substantial portion of the Portfolio to currency  contracts and currency  options.  If the  Sub-advisor's  forecast of currency  movements proves wrong, this hedging activity may cause a loss.

         The  Portfolio  may also  invest  up to 20% of its  assets  in the  aggregate  in below  investment-grade, high-risk bonds ("junk bonds") and emerging  market bonds.  Some emerging  market bonds,  such as Brady Bonds,  may be denominated in U.S. dollars.  In addition,  the Portfolio may invest up to 30% of its assets in  mortgage-backed
(including  derivatives,  such as  collateralized  mortgage  obligations  and  stripped  mortgage  securities)  and asset-backed securities.

         Like any fixed income fund,  the value of the  Portfolio  will  fluctuate in response to changes in market interest rates and the credit  quality of particular  companies.  International  fixed income  investing,  however, involves  additional  risks that can increase the  potential for losses.  These  additional  risks include  varying stages of economic and political  development of foreign countries,  differing  regulatory and accounting standards in non-U.S.  markets,  and higher transaction costs.  Because a substantial portion of the Portfolio's  investments are  denominated  in foreign  currencies,  exchange  rates are also  likely to have a  significant  impact on total
Portfolio  performance.  For example,  a rise in the U.S. dollar's value relative to the Japanese yen will decrease the U.S.  dollar value of a Japanese bond held in the Portfolio,  even though the price of that bond in yen remains unchanged.  Therefore,  because  of  these  currency  risks  and the  risks  of  investing  in  foreign  securities generally,  the Portfolio will involve a greater degree of risk and share price  fluctuation  than a fund investing primarily in domestic  fixed  income  securities,  but  ordinarily  will  involve  less risk than a fund  investing exclusively in foreign fixed income  securities.  In addition,  the Portfolio's focus on longer maturity bonds will tend to  cause  greater  fluctuations  in  value  when  interest  rates  change.  The  Portfolio's  investments  in mortgage-backed and asset-backed  securities could further result in increased volatility,  as these securities are sensitive to interest  rate  changes.  Further,  these  securities  carry  special  risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

         Types of Debt Securities.  The Portfolio's  investments in debt securities may include  securities  issued or guaranteed by the U.S. and foreign governments,  their agencies,  instrumentalities  or political  subdivisions, securities  issued or guaranteed by supranational  organizations  (e.g.,  European  Investment Bank,  InterAmerican
Development Bank or the World Bank), bank or bank holding company  securities,  foreign and domestic corporate debt securities, and commercial paper.

         The  Portfolio  may  invest in zero  coupon  securities,  which are  securities  that are  purchased  at a discount from their face value,  but that do not make cash interest  payments.  Zero coupon  securities are subject to greater  fluctuation  in market value as a result of changing  interest  rates than debt  obligations  that make current cash interest payments.

         The  Portfolio  may invest in Brady Bonds,  which are used as a means of  restructuring  the external debt burden  of  certain  emerging  countries.  Even  if  the  bonds  are  collateralized,  they  are  often  considered speculative  investments  because of the country's credit history or other factors.  The Portfolio may purchase the securities of certain  foreign  investment  funds or trusts  called  passive  foreign  investment  companies.  Such trusts  have  been the  only or  primary  way to  invest  in  certain  countries.  In  addition  to  bearing  their proportionate  share of the Trust's  expenses,  shareholders  will also  indirectly  bear similar  expenses of such trusts.

         The Portfolio from time to time may invest in debt securities convertible into equities.

         Nondiversified  Investment  Company.  The  Portfolio  intends to select its  investments  from a number of country and market  sectors,  and intends to have  investments  in  securities  of issuers  from a minimum of three different  countries  (including  the United  States).  However,  the  Portfolio is  considered a  "nondiversified"
investment  company for purposes of the  Investment  Company Act of 1940.  As such,  the  Portfolio may invest more than 5% of its assets in the fixed-income  securities of individual foreign  governments.  The Portfolio  generally will not invest more than 5% of its assets in any  individual  corporate  issuer,  except  with  respect to certain short-term  investments.  As a  nondiversified  fund, a price  decline in any one of the  Portfolio's  holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments:

         The  Portfolio  may buy and  sell  futures  contracts  (and  related  options)  for a  number  of  reasons including:  to manage exposure to changes in interest rates,  securities  prices and currency exchange rates; as an efficient  means of  adjusting  overall  exposure  to certain  markets;  to earn  income;  to protect  the value of portfolio  securities;  and to adjust the  portfolio's  duration.  The Portfolio may purchase or write call and put options on  securities,  financial  indices,  and foreign  currencies.  The  Portfolio  may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

         Additional  information  on the  securities  in which the Portfolio may invest and their risks in included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  To protect against adverse  movements of interest rates, the Portfolio may invest without  limit  in  short-term  obligations  denominated  in U.S.  and  foreign  currencies  such as  certain  bank obligations,  commercial paper,  short-term government and corporate  obligations,  repurchase agreements and money market mutual funds managed by the  Sub-advisor.  Cash reserves  also provide  flexibility  in meeting  redemptions and paying  expenses.  While the Portfolio is in a defensive  position,  the  opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST Federated High Yield Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  is to seek high  current  income by investing primarily  in a  diversified  portfolio  of fixed  income  securities.  The fixed  income  securities  in which the
Portfolio intends to invest are lower-rated corporate debt obligations.

Principal Investment Policies and Risks:

         The  Portfolio  will  invest at least 80% of its assets in fixed  income  securities  rated BBB and below.
The Portfolio will invest primarily in fixed income  securities  which may include  preferred  stocks,  convertible securities,  bonds,  debentures,  notes,  equipment  lease  certificates  and  equipment  trust  certificates.  The securities in which the Portfolio  invests  usually will be rated below the three  highest  rating  categories of a nationally  recognized rating  organization (AAA, AA, or A for Standard & Poor's Corporation  ("Standard & Poor's")
and Aaa, Aa or A for Moody's  Investors  Service,  Inc.  ("Moody's"))  or, if unrated,  are of comparable  quality.
There is no lower  limit on the  rating  of  securities  in which the  Portfolio  may  invest.  The  Portfolio  may purchase or hold securities rated in the lowest rating category or securities in default.

         A fund that invests  primarily in lower-rated  fixed income securities will be subject to greater risk and share  price  fluctuation  than a  typical  fixed  income  fund,  and may be  subject  to an amount of risk that is comparable  to or greater than many equity  funds.  Lower-rated  securities  will usually  offer higher yields than higher-rated  securities,  but with more risk of loss of  principal  and  interest.  This is because of the reduced creditworthiness  of the securities and the increased risk of default.  Like equity  securities,  lower-rated fixed income  securities  tend to  reflect  short-term  corporate  and  market  developments  to a  greater  extent  than higher-rated fixed income securities, which tend to react primarily to fluctuations in market interest rates.

         An economic  downturn  may  adversely  affect the value of some  lower-rated  bonds.  Such a downturn  may especially  affect  highly  leveraged  companies or  companies in  industries  sensitive  to market  cycles,  where deterioration  in a company's cash flow may impair its ability to meet its obligations  under the bonds.  From time to time,  issuers of lower-rated  bonds may seek or may be required to restructure  the terms and conditions of the securities  they have issued.  As a result of these  restructurings,  the value of the securities may fall, and the
Portfolio may bear legal or administrative expenses in order to maximize recovery from an issuer.

         The secondary  trading market for  lower-rated  bonds is generally less liquid than the secondary  trading market for  higher-rated  bonds.  Adverse  publicity and the perception of investors  relating to these  securities and their issuers,  whether or not warranted,  may also affect the price or liquidity of lower-rated  bonds. For an additional  discussion of the risks involved in lower-rated  securities,  see this  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Methods by which the Sub-advisor attempts to reduce the risks involved in lower-rated securities include:

         .........Credit  Research.  The  Sub-advisor  will  perform  its own credit  analysis in addition to using rating  organizations and other sources,  and may have discussions with the issuer's management or other investment analysts  regarding  issuers.  The Sub-advisor's  credit analysis will consider the issuer's  financial  soundness, its  responsiveness  to changing  business and market  conditions,  and its anticipated cash flow and earnings.  In evaluating an issuer,  the  Sub-advisor  places  special  emphasis on the  estimated  current value of the issuer's assets rather than their historical cost.

         .........Diversification.  The Sub-advisor  invests in securities of many different  issuers,  industries, and economic sectors to reduce portfolio risk.

         .........Economic  Analysis.  The Sub-advisor will analyze current  developments and trends in the economy and in the financial markets.

Other Investments:

         Under  normal  circumstances,  the  Portfolio  will not invest more than 10% of its total assets in equity securities.  The Portfolio may own zero coupon bonds or pay-in-kind  securities,  which are fixed income securities that do not make regular cash interest  payments.  The prices of these  securities  are generally more sensitive to changes in market  interest  rates than are  conventional  bonds.  Additionally,  interest on zero coupon bonds and pay-in-kind  securities  must be  reported  as taxable  income to the  Portfolio  even  though it  receives no cash interest until the maturity of such securities.

         The Portfolio may invest in securities issued by real estate investment  trusts,  which are companies that hold real  estate or mortgage  investments.  Usually,  real  estate  investment  trusts are not  diversified,  and, therefore,  are subject to the risks of a single  project or a small number of  projects.  They also may be heavily dependent  on cash flows  from the  property  they own,  may bear the risk of  defaults  on  mortgages,  and may be affected by changes in the value of the underlying property.

         The  Portfolio  may also  invest  in  certain  types of  derivative  securities,  specifically  swaps  and swap-related  products.  For information on these  investments and their risks,  see this Prospectus under "Certain
Risk Factors and Investment Methods" and the Trust's SAI under "Investment Programs of the Funds."

         Temporary  Investments.  The Portfolio may also invest all or a part of its assets  temporarily in cash or cash items for defensive  purposes during times of unusual market conditions or to maintain  liquidity.  Cash items may  include  certificates  of deposit  and other  bank  obligations;  commercial  paper  (generally  lower-rated);
short-term notes;  obligations  issued or guaranteed by the U.S.  government or its agencies or  instrumentalities;
and  repurchase  agreements.  While the  Portfolio  is in a  defensive  position,  the  opportunity  to achieve its investment objective of high current income will be limited.

AST LORD ABBETT BOND-DEBENTURE PORTFOLIO:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to  seek  high  current  income  and  the opportunity for capital appreciation to produce a high total return.

Principal Investment Policies and Risks:

         To pursue  its  objective,  the  Portfolio  normally  invests  in high  yield and  investment  grade  debt securities,  securities  convertible  into common  stock and  preferred  stocks.  Under normal  circumstances,  the
Portfolio  invests at least 65% of its total assets in fixed income  securities of various  types.  At least 20% of the Portfolio's  assets must be invested in any combination of investment  grade debt securities,  U.S.  Government securities and cash equivalents.

         The  Sub-advisor  believes  that a high total return  (current  income and capital  growth) may be derived from an  actively  managed,  diversified  portfolio  of  investments.  Through  portfolio  diversification,  credit analysis  and  attention  to current  developments  and  trends in  interest  rates and  economic  conditions,  the
Sub-advisor  attempts to reduce the Portfolio's  risks. The Sub-advisor  seeks unusual values,  using  fundamental,
"bottom-up"  research  (i.e.,  research  on  individual  companies  rather than the economy as a whole) to identify
undervalued  securities.   The  Portfolio  may  find  good  value  in  high  yield  securities,   sometimes  called
"lower-rated  bonds" or "junk  bonds,"  and  frequently  may have more than half of its  assets  invested  in those securities.  Higher  yield on debt  securities  can occur  during  periods  of high  inflation  when the demand for borrowed money is high. Also, buying  lower-rated  bonds when the Sub-advisor  believes their credit risk is likely to decrease may generate higher returns.

         The  Portfolio  may  also  make  significant  investments  in  mortgage-backed  securities.  Although  the
Portfolio  expects to  maintain a  weighted  average  maturity  in the range of seven to nine  years,  there are no maturity restrictions on the overall portfolio or on individual securities.

         As a fund that  invests  primarily  in fixed income  securities,  the  Portfolio is subject to the general risks  and  considerations  associated  with  investing  in such  securities.  The  value of an  investment  in the
Portfolio  will  change  as  market  interest  rates  fluctuate.  When  interest  rates  rise,  the  prices of debt securities are likely to decline,  and when interest rates fall,  the prices of debt  securities  tend to rise. The
Portfolio  generally  maintains a relatively long average  maturity,  and  longer-term  debt securities are usually more  sensitive to interest rate changes.  Put another way, the longer the maturity of a security,  the greater the effect a change in interest rates is likely to have on its price.

         There is also the risk that an issuer of a debt  security  will fail to make timely  payments of principal or  interest  to the  Portfolio,  a risk that will be  relatively  high  because  the  Portfolio  will  likely have substantial  junk bond  investments.  The Portfolio may sustain losses if an issuer defaults as to principal and/or interest  payments  after  the  Portfolio  purchases  its  securities.  In  addition,  the  market  for high  yield securities  generally is less liquid than the market for higher-rated  securities.  In addition,  the risk to which the  Portfolio is subject may be high relative to other fixed income funds  because of the  Portfolio's  investment in convertible  securities,  which tend to be more volatile than  non-convertible  debt securities.  In addition to the risks  associated  with fixed  income  securities  generally,  mortgage-backed  securities  are  subject to the additional risk that early repayments will reduce the Portfolio's return on such securities.

Other Investments:

         The Portfolio may invest up to 20% of its net assets in foreign  securities  (securities  primarily traded in countries outside the United States),  and may enter into forward foreign currency  contracts in connection with these foreign investments.

         Additional  information on the types of securities  and  instruments in which the Portfolio may invest and their risks in included in this Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  While  typically  fully  invested,  the  Portfolio  may  at  times  increase  its investments  in cash and  short-term  debt  securities  for  defensive  purposes.  The Portfolio may also invest in short-term  fixed  income  securities  to  invest  uncommitted  cash  balances  or to  maintain  liquidity  to meet shareholder  redemptions.  Short-term  securities include  obligations of the U.S.  Government and its agencies and instrumentalities,  commercial  paper,  and  bank  certificates  of  deposit  and  bankers'  acceptances.  When the
Portfolio  increases its cash position,  the  opportunity to achieve its investment  objective of high total return will be limited.

AST DeAM BOND PORTFOLIO:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek a high level of income,  consistent with the preservation of capital.

Principal Investment Policies and Risks:

         The Portfolio pursues its investment objective by investing,  under normal circumstances,  at least 80% of its  total  assets in  intermediate-term  U.S.  Treasury,  corporate,  mortgage-backed  and  asset-backed,  taxable municipal and  tax-exempt  municipal  bonds.  The  Portfolio  invests  primarily in  investment  grade fixed income securities  rated within the top three rating  categories of a nationally  recognized  rating  organization.  Fixed income investments include bonds, notes (including  structured notes),  mortgage-related  securities,  asset-backed securities,  convertible  securities,  eurodollar and Yankee dollar instruments,  preferred stocks and money market instruments.

         Fixed income  securities  may be issued by U.S.  and foreign  corporations  or entities;  U.S. and foreign banks; the U.S.  government,  its agencies,  authorities,  instrumentalities  or sponsored  enterprises;  state and municipal  governments;  supranational  organizations;  and  foreign  governments  and  their  subdivisions.  These securities  may have all types of interest rate payment and reset terms,  including  fixed rate,  adjustable  rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

         The Sub-advisor  generally  takes a "bottom up" approach to building the Portfolio.  That is, in selecting investments,  the Sub-advisor  identifies  securities and sectors which it believes are undervalued relative to the market rather than relying on interest rate  forecasts.  The  Sub-advisor  uses the following  process in selecting investments:

o        Assigns a relative value, based on credit worthiness, cash flow and price, to each bond;
o        Determines the intrinsic value of each issue by examining credit, structure, option value and liquidity risks;
o        Uses credit analysis to determine the issuer's ability to fulfill its contracts; and
o        Subordinates sector weightings to individual bonds that may add above-market value.

         Although the Sub-advisor  intends to maintain a dollar weighted  effective average  portfolio  maturity of five to ten years,  there are no maturity  restrictions on the overall portfolio or on individual  securities.  The dollar  weighted  average  portfolio  maturity  may be shorter  than the stated  maturity  due to several  factors, including but not limited to prepayment patterns, call dates and put features.

         As a fund that  invests  primarily  in fixed income  securities,  the  Portfolio is subject to the general risks and  considerations  associated with investing in such  securities,  including market  fluctuation,  interest rate risk,  credit risk and maturity risk.  Deteriorating  market  conditions may cause an overall  weakness in the market that reduces the absolute  level of  securities  prices in that market.  The value of an  investment  in the
Portfolio  will  change  as  market  interest  rates  fluctuate.  When  interest  rates  rise,  the  prices of debt securities are likely to decline,  and when interest rates fall,  the prices of debt  securities  tend to rise. The longer the  maturity  of a security,  the  greater  the effect a change in interest  rates is likely to have on its price.  The Portfolio is also subject to credit risk,  which is the  possibility  that an issuer of a security will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a security,  the higher its degree of credit risk.

Other Investments:

o        The Portfolio may invest up to 15% of its total assets in investment  grade fixed income  securities rated within the fourth highest rating category.

o        The  Portfolio may invest up to 25% of its total assets in U.S.  dollar-denominated  securities of foreign issuers and governments.

o        The  Portfolio  may hold up to 20% of its total  assets in cash or money  market  instruments  in order to maintain  liquidity,  or in the event the  Sub-advisor  determines  that  securities  meeting the  Portfolio's investment objective are not otherwise readily available for purchase.

         Additional  information  about the  securities  in which  the  Portfolio  may  invest  and their  risks is included below under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Up to 100% of the assets of the Portfolio may be invested  temporarily in cash or cash  equivalents  in response to  extraordinary  adverse  political,  economic  or bond market  events.  Temporary investments  may  include  U.S.  or  foreign  government  obligations,  commercial  paper,  bank  obligations,  and repurchase  agreements.  While the Portfolio is in a defensive position,  the opportunity to achieve its investment objective of a high current income will be limited.

AST PIMCO TOTAL RETURN BOND PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt  securities  issued  by  state or local  governments  and  their  agencies  and  government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions,  agencies and government-sponsored  enterprises;
     and
obligations of international agencies or supranational entities.

Portfolio  holdings will be  concentrated in areas of the bond market (based on quality,  sector,  interest rate or maturity) that the Sub-advisor  believes to be relatively  undervalued.  In selecting fixed income securities,  the
Sub-advisor  uses  economic  forecasting,  interest  rate  anticipation,  credit  and call risk  analysis,  foreign currency exchange rate forecasting,  and other securities selection  techniques.  The proportion of the Portfolio's assets  committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the Sub-advisor's  outlook for the U.S. and foreign economies,  the financial markets, and other  factors.  The  management  of  duration  (a  measure  of  a  fixed  income  security's  expected  life  that incorporates  its yield,  coupon  interest  payments,  final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio duration of the Portfolio  generally  will vary within a three- to six-year  time frame based on the  Sub-advisor's forecast for interest  rates.  The  Portfolio  may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk  bonds") but are rated B or higher by Moody's  Investors  Services,  Inc.
("Moody's")  or Standard & Poor's  Corporation  ("S&P") (or, if unrated,  determined  by the  Sub-advisor  to be of comparable quality).

         Generally,  over the long term,  the return  obtained by a portfolio  investing  primarily in fixed income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  fund is expected to be less than that of an equity  portfolio,  so that a fixed  income  portfolio is  generally  considered  to be a more conservative  investment.  However,  the Portfolio can and  routinely  does invest in certain  complex fixed income securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment  practices  (including  futures,  options,  swaps and dollar rolls) as described below,  that many other fixed  income  funds do not utilize.  These  investments  and  practices  are designed to increase the  Portfolio's return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and  announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities  will change  inversely  with changes in market  interest  rates.  As interest  rates rise,  market value tends to  decrease.  This risk will be greater for long-term  securities than for short-term  securities.  Certain  mortgage-backed  and  asset-backed  securities and derivative  instruments  in which the  Portfolio  may invest may be  particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the possibility  that an issuer of a security (or a counterparty  to a  derivative  contract)  will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a security, the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices that the Portfolio  will engage in. More  information  about some of these investments,  including futures,  options and  mortgage-backed  and asset-backed  securities,  is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various  types of U.S.  Government  securities, including  those that are supported by the full faith and credit of the United States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the  discretionary authority of the U.S.  Government to purchase the agency's  obligations;  and still others that are supported  only by the credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with  warrants  attached.  The rate of  return or return of  principal  on some debt  obligations  may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income opportunities  may be  unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such  cases,  the  Portfolio  may  consider  equity  securities  or  convertible  bonds  to gain  exposure  to such investments.

         Variable and Floating  Rate  Securities.  Variable and  floating  rate  securities  provide for a periodic adjustment  in the interest  rate paid on the  obligations.  The  interest  rates on these  securities  are tied to other interest rates,  such as money-market  indices or Treasury bill rates,  and reset  periodically.  While these securities  provide the Portfolio  with a certain  degree of protection  against  losses caused by rising  interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income  securities  whose principal value is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is  generally  lower  than the  interest  rate on  typical  bonds.  Over the life of the  bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted principal  upon  maturity  may be  guaranteed,  but the  market  value  of the  bonds is not  guaranteed,  and will fluctuate.  The Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are  expected to be  protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the return of principal and payment of interest is contingent upon the  non-occurrence of a specific  "trigger" event, such as a hurricane, earthquake or other physical or  weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as
"catastrophe  bonds."  If the  trigger  event  occurs,  the  Portfolio  may lose all or a portion  of the amount it invested in the bond.  Event-linked  bonds often  provide  for an  extension  of maturity to process and audit loss claims where a trigger  event has, or possibly  has,  occurred.  An extension of maturity may increase  volatility.
Event-linked  bonds may also expose the Portfolio to certain  unanticipated  risks including  credit risk,  adverse regulatory  or  jurisdictional  interpretations,  and  adverse  tax  consequences.  Event-linked  bonds may also be subject to liquidity risk.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The  Portfolio  may  invest  all of its  assets in mortgage-backed and other asset-backed  securities,  including  collateralized  mortgage obligations.  The value of some  mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly  sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar  Rolls.  In  addition  to  entering  into  reverse  repurchase agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase  substantially  similar  securities on a specified  future date.  The  Portfolio  forgoes  principal  and  interest  paid on the  securities  sold in a dollar  roll,  but the
Portfolio is  compensated by the  difference  between the sales price and the lower price for the future  purchase, as  well  as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar rolls can be viewed as collateralized  borrowings and, like other  borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would  otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign  currencies  and may invest beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.
The  Portfolio  may invest up to 10% of its assets in  securities  of issuers  based in  developing  countries  (as determined by the  Sub-advisor).  The Portfolio may buy and sell foreign currency futures  contracts and options on foreign  currencies and foreign  currency  futures  contracts,  and enter into forward  foreign  currency  exchange contracts  for the  purpose  of  hedging  currency  exchange  risks  arising  from the  Portfolio's  investment  or anticipated investment in securities denominated in foreign currencies.

         Short  Sales  "Against  the  Box."  The  Portfolio  may sell  securities  short  "against  the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase  and write  call and put  options  on  securities, securities indices and on foreign  currencies.  The Portfolio may invest in interest rate futures contracts,  stock index  futures  contracts and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these  techniques  to hedge against changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall  investment strategy.

         For a discussion of futures and options and their risks,  see this Prospectus  under "Certain Risk Factors and Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had  invested  directly in an  instrument  that  yielded  the desired  return.  The  Portfolio  may also enter into options on swap  agreements.  Swap  agreements  are two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to more than one year. In a standard  "swap"  transaction,  the two parties  agree to exchange  the  returns (or  differentials  in rates of return)  earned or realized on  particular investments  or  instruments.  The returns to be  exchanged  between the parties are  calculated  with respect to a
"notional amount," i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap  agreements  include  interest  rate caps,  under  which,  in return for a premium,  one party  agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding  given minimum or maximum levels.

         Under most swap  agreements  entered into by the Portfolio,  the parties'  obligations are determined on a
"net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's  use of swap  agreements  will be  successful  will  depend on the  sub-advisor's ability  to  predict  that  certain  types of  investments  are  likely  to  produce  greater  returns  than  other investments.  Moreover,  the  Portfolio  may not receive the expected  amount  under a swap  agreement if the other party  to the  agreement  defaults  or  becomes  bankrupt.  The  swaps  market  is  relatively  new and is  largely unregulated.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment  Objective:  The investment  objective of the Portfolio is to seek to maximize total return,  consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

         The Portfolio will invest at least 65% of its assets in the following types of fixed income securities;

o        securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;
o        corporate debt securities of U.S. and non-U.S.  issuers,  including  convertible  securities and corporate commercial paper;
o        mortgage and other asset-backed securities;
o        inflation-indexed bonds issued by both governments and corporations;
o        structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
o        delayed funding loans and revolving credit securities;
o        bank certificates of deposit, fixed time deposits and bankers' acceptances;
o        repurchase agreements and reverse repurchase agreements;
o        debt  securities  issued  by  state or local  governments  and  their  agencies  and  government-sponsored enterprises;
o        obligations of foreign governments or their subdivisions,  agencies and government-sponsored  enterprises;
     and
obligations of international agencies or supranational entities.

         Portfolio  holdings will be concentrated in areas of the bond market (based on quality,  sector,  interest rate or  maturity)  that  the  Sub-advisor  believes  to be  relatively  undervalued.  In  selecting  fixed  income securities, the Sub-advisor uses economic forecasting,  interest rate anticipation,  credit and call risk analysis, foreign currency  exchange rate  forecasting,  and other  securities  selection  techniques.  The proportion of the
Portfolio's assets committed to investment in securities with particular  characteristics  (such as maturity,  type and coupon rate) will vary based on the  Sub-advisor's  outlook for the U.S. and foreign  economies,  the financial markets,  and other  factors.  The  management  of duration (a measure of a fixed income  security's  expected life that incorporates its yield,  coupon interest  payments,  final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

         The  Portfolio  will invest in  fixed-income  securities  of varying  maturities.  The  average  portfolio duration of the Portfolio  generally  will vary within a one- to three-year  time frame based on the  Sub-advisor's forecast for interest  rates.  The  Portfolio  may invest up to 10% of its assets in fixed income  securities  that are rated below  investment  grade ("junk  bonds") but are rated B or higher by Moody's  Investors  Services,  Inc.
("Moody's")  or Standard & Poor's  Corporation  ("S&P") (or, if unrated,  determined  by the  Sub-advisor  to be of comparable quality).

         Generally,  over the long term,  the return  obtained by a portfolio  investing  primarily in fixed income securities  such as the  Portfolio  is not  expected to be as great as that  obtained by a portfolio  investing  in equity  securities.  At the same time,  the risk and price  fluctuation  of a fixed  income  fund is expected to be less than that of an equity  portfolio,  so that a fixed  income  portfolio is  generally  considered  to be a more conservative  investment.  However,  the Portfolio can and  routinely  does invest in certain  complex fixed income securities  (including  various types of  mortgage-backed  and  asset-backed  securities) and engage in a number of investment practices  (including futures,  swaps and dollar rolls) as described below, that many other fixed income funds do not utilize.  These  investments  and practices are designed to increase the  Portfolio's  return or hedge its investments, but may increase the risk to which the Portfolio is subject.

         Like other fixed income funds,  the Portfolio is subject to market risk.  Bond values  fluctuate  based on changes in interest rates,  market  conditions,  investor  confidence and  announcements of economic,  political or financial  information.  Generally,  the value of fixed income  securities  will change  inversely  with changes in market  interest  rates.  As interest  rates rise,  market value tends to  decrease.  This risk will be greater for long-term  securities  than for  short-term  securities.  Therefore,  the  Portfolio's  share  price is expected to fluctuate  less than the AST PIMCO Total  Return Bond  Portfolio,  because  its average  duration  will be shorter.
Certain  mortgage-backed and asset-backed  securities and derivative  instruments in which the Portfolio may invest may be  particularly  sensitive to changes in interest rates.  The Portfolio is also subject to credit risk,  which is the  possibility  that an issuer of a security  (or a  counterparty  to a derivative  contract)  will default or become  unable to meet its  obligation.  Generally,  the lower the rating of a  security,  the higher its degree of credit risk.

         The following  paragraphs describe some specific types of fixed-income  investments that the Portfolio may invest in, and some of the  investment  practices that the Portfolio  will engage in. More  information  about some of these investments,  including futures,  options and  mortgage-backed  and asset-backed  securities,  is included below under "Certain Risk Factors and Investment Methods."

         U.S.  Government  Securities.  The Portfolio may invest in various  types of U.S.  Government  securities, including  those that are supported by the full faith and credit of the United States;  those that are supported by the right of the issuing  agency to borrow from the U.S.  Treasury;  those that are supported by the  discretionary authority of the U.S.  Government to purchase the agency's  obligations;  and still others that are supported  only by the credit of the instrumentality.

         Corporate Debt  Securities.  Corporate debt securities  include  corporate  bonds,  debentures,  notes and other similar instruments,  including  convertible  securities and preferred stock. Debt securities may be acquired with  warrants  attached.  The rate of  return or return of  principal  on some debt  obligations  may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

         While the Sub-advisor may regard some countries or companies as favorable  investments,  pure fixed income opportunities  may be  unattractive or limited due to insufficient  supply or legal or technical  restrictions.  In such  cases,  the  Portfolio  may  consider  equity  securities  or  convertible  bonds  to gain  exposure  to such investments.

         Variable and Floating  Rate  Securities.  Variable and  floating  rate  securities  provide for a periodic adjustment  in the interest  rate paid on the  obligations.  The  interest  rates on these  securities  are tied to other interest rates,  such as money-market  indices or Treasury bill rates,  and reset  periodically.  While these securities  provide the Portfolio  with a certain  degree of protection  against  losses caused by rising  interest rates, they will cause the Portfolio's interest income to decline if market interest rates decline.

         Inflation-Indexed  Bonds.  Inflation-indexed  bonds are fixed income  securities  whose principal value is periodically  adjusted  according to the rate of inflation.  The interest rate on these bonds is fixed at issuance, and is  generally  lower  than the  interest  rate on  typical  bonds.  Over the life of the  bond,  however,  this interest will be paid based on a principal  value that has been adjusted for  inflation.  Repayment of the adjusted principal  upon  maturity  may be  guaranteed,  but the  market  value  of the  bonds is not  guaranteed,  and will fluctuate.  The Portfolio may invest in inflation-indexed  bonds that do not provide a repayment  guarantee.  While these  securities  are  expected to be  protected  from  long-term  inflationary  trends,  short-term  increases in inflation may lead to losses.

         Event-Linked  Bonds.  Event-linked  bonds are fixed  income  securities  for which the return of principal and payment of interest is contingent upon the  non-occurrence of a specific  "trigger" event, such as a hurricane, earthquake or other physical or  weather-related  phenomenon.  Some event-linked  bonds are commonly referred to as
"catastrophe  bonds."  If the  trigger  event  occurs,  the  Portfolio  may lose all or a portion  of the amount it invested in the bond.  Event-linked  bonds often  provide  for an  extension  of maturity to process and audit loss claims where a trigger  event has, or possibly  has,  occurred.  An extension of maturity may increase  volatility.
Event-linked  bonds may also expose the Portfolio to certain  unanticipated  risks including  credit risk,  adverse regulatory  or  jurisdictional  interpretations,  and  adverse  tax  consequences.  Event-linked  bonds may also be subject to liquidity risk.

         Mortgage-Related  and Other  Asset-Backed  Securities.  The  Portfolio  may  invest  all of its  assets in mortgage-backed  and other asset-backed  securities,  including  collateralized  mortgage  obligations and stripped mortgage-backed  securities.  The value of some mortgage-backed and asset-backed  securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

         Reverse  Repurchase  Agreements  and Dollar  Rolls.  In  addition  to  entering  into  reverse  repurchase agreements (as described below under "Certain Risk Factors and Investment  Methods"),  the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells  mortgage-backed  or other  securities for delivery in the current month and  simultaneously  contracts to purchase  substantially  similar  securities on a specified  future date.  The  Portfolio  forgoes  principal  and  interest  paid on the  securities  sold in a dollar  roll,  but the
Portfolio is  compensated by the  difference  between the sales price and the lower price for the future  purchase, as  well  as by any  interest  earned  on the  proceeds  of the  securities  sold.  The  Portfolio  also  could  be compensated  through the receipt of fee income.  Reverse  repurchase  agreements  and dollar rolls can be viewed as collateralized  borrowings and, like other  borrowings,  will tend to exaggerate  fluctuations in Portfolio's share price and may cause the Portfolio to need to sell  portfolio  securities at times when it would  otherwise not wish to do so.

         Foreign  Securities.  The  Portfolio  may  invest up to 20% of its  assets in  securities  denominated  in foreign  currencies  and may invest beyond this limit in U.S.  dollar-denominated  securities  of foreign  issuers.
The Portfolio may buy and sell foreign  currency  futures  contracts and options on foreign  currencies and foreign currency futures  contracts,  and enter into forward foreign currency exchange contracts for the purpose of hedging currency  exchange  risks  arising  from  the  Portfolio's  investment  or  anticipated  investment  in  securities denominated in foreign currencies.

         Short  Sales  "Against  the  Box."  The  Portfolio  may sell  securities  short  "against  the box." For a discussion of this practice, see this Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments.  The  Portfolio  may  purchase  and write  call and put  options  on  securities, securities indices and on foreign  currencies.  The Portfolio may invest in interest rate futures contracts,  stock index  futures  contracts and foreign  currency  futures  contracts and options  thereon that are traded on U.S. or foreign  exchanges or boards of trade.  The Portfolio may also enter into swap  agreements  with respect to foreign currencies,  interest  rates and  securities  indices.  The  Portfolio  may use these  techniques  to hedge against changes in interest  rates,  currency  exchange  rates or  securities  prices or as part of its overall  investment strategy.

         For a discussion of futures and options and their risks,  see this Prospectus  under "Certain Risk Factors and Investment Methods."  The Portfolio's investments in swap agreements are described directly below.

         Swap  Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency  exchange rate swap  agreements  for the purposes of attempting  to obtain a desired  return at a lower cost than if the Portfolio had  invested  directly in an  instrument  that  yielded  the desired  return.  The  Portfolio  may also enter into options on swap  agreements.  Swap  agreements  are two-party  contracts  entered into  primarily by  institutional investors for periods  ranging from a few weeks to more than one year. In a standard  "swap"  transaction,  the two parties  agree to exchange  the  returns (or  differentials  in rates of return)  earned or realized on  particular investments  or  instruments.  The returns to be  exchanged  between the parties are  calculated  with respect to a
"notional amount," i.e., a specified dollar amount that is hypothetically  invested at a particular  interest rate, in a particular  foreign currency,  or in a "basket" of securities  representing a particular index.  Commonly used swap  agreements  include  interest  rate caps,  under  which,  in return for a premium,  one party  agrees to make payments to the other to the extent that interest rates exceed a specified rate or "cap";  interest  floors,  under which,  in return for a premium,  one party agrees to make payments to the other to the extent that interest  rates fall below a specified level or "floor";  and interest rate collars,  under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against  interest rate movements  exceeding  given minimum or maximum levels.

         Under most swap  agreements  entered into by the Portfolio,  the parties'  obligations are determined on a
"net basis."  Consequently,  the  Portfolio's  obligations  (or rights) under a swap  agreement  will  generally be equal only to a net amount based on the relative values of the positions held by each party.

         Whether the  Portfolio's  use of swap  agreements  will be  successful  will  depend on the  sub-advisor's ability  to  predict  that  certain  types of  investments  are  likely  to  produce  greater  returns  than  other investments.  Moreover,  the  Portfolio  may not receive the expected  amount  under a swap  agreement if the other party  to the  agreement  defaults  or  becomes  bankrupt.  The  swaps  market  is  relatively  new and is  largely unregulated.

ASt Money Market portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:

         As a money market fund,  the Portfolio  seeks to maintain a stable net asset value of $1.00 per share.  In other words,  the Portfolio  attempts to operate so that  shareholders do not lose any of the principal amount they invest in the  Portfolio.  Of course,  there can be no  assurance  that the  Portfolio  will  achieve its goal of a stable net asset value,  and shares of the Portfolio are neither  insured nor guaranteed by the U.S.  government or any other entity.  For instance,  the issuer or guarantor of a portfolio  security or the other party to a contract could  default  on its  obligation,  and this  could  cause the  Portfolio's  net asset  value to fall below $1. In addition,  the income earned by the Portfolio will fluctuate based on market  conditions,  interest rates and other factors.

         Under the  regulatory  requirements  applicable  to money market  funds,  the  Portfolio  must  maintain a weighted  average  portfolio  maturity of not more than 90 days and invest in high quality U.S.  dollar-denominated securities  that have  effective  maturities of not more than 397 days. In addition,  the Portfolio  will limit its investments to those securities that, in accordance with guidelines  adopted by the Trustees of the Trust,  present minimal  credit  risks.  The  Portfolio  will not  purchase  any security  (other than a United  States  Government security) unless:

o        if rated by only one nationally  recognized  statistical rating organization (such as Moody's and Standard
     & Poor's), such organization has rated it with the highest rating assigned to short-term debt securities;
o        if rated by more than one  nationally  recognized  statistical  rating  organization,  at least two rating organizations have rated it with the highest rating assigned to short-term debt securities; or
o        it is not rated,  but is determined  to be of  comparable  quality in  accordance  with  procedures  noted
     above.

These  standards  must be satisfied  at the time an  investment  is made.  If the quality of the  investment  later declines,  the Portfolio may continue to hold the investment,  subject in certain circumstances to a finding by the
Directors that disposing of the investment would not be in the Portfolio's best interest.

         Subject to the above  requirements,  the Portfolio  will invest in one or more of the types of investments described below.

         United States  Government  Obligations.  The Portfolio may invest in  obligations  of the U.S.  Government and its  agencies  and  instrumentalities  either  directly  or  through  repurchase  agreements.  U.S.  Government obligations  include:  (i) direct  obligations  issued by the United States Treasury such as Treasury bills,  notes and bonds; and (ii)  instruments  issued or guaranteed by  government-sponsored  agencies acting under authority of
Congress.  Some U.S.  Government  Obligations  are  supported  by the full faith and  credit of the U.S.  Treasury;
others  are  supported  by the  right of the  issuer to borrow  from the  Treasury;  others  are  supported  by the discretionary  authority of the U.S.  Government to purchase the agency's  obligations;  still others are supported only by the credit of the agency.  There is no assurance that the U.S.  Government will provide  financial  support to one of its agencies if it is not obligated to do so by law.

         Bank  Obligations.  The Portfolio may invest in high quality United States  dollar-denominated  negotiable certificates  of deposit,  time  deposits and bankers'  acceptances  of U.S.  and foreign  banks,  savings and loan associations  and  savings  banks  meeting  certain  total  asset  minimums.  The  Portfolio  may  also  invest  in obligations  of  international  banking  institutions  designated or supported by national  governments  to promote
economic  reconstruction,   development  or  trade  between  nations  (e.g.,  the  European  Investment  Bank,  the
Inter-American  Development  Bank, or the World Bank).  These  obligations may be supported by commitments of their member countries, and there is no assurance these commitments will be undertaken or met.

         Commercial  Paper;  Bonds.  The Portfolio may invest in high quality  commercial paper and corporate bonds issued by United States  issuers.  The Portfolio may also invest in bonds and commercial  paper of foreign  issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

         Asset-Backed  Securities.  The  Portfolio  may invest in  asset-backed  securities  backed by credit  card receivables,  automobile  loans,  manufactured  housing loans and home equity loans in an aggregate amount of up to
10% of the  Portfolio's  net assets,  subject to the  limitations  of rule 2a-7 under in Investment  Company Act of
1940.

         Synthetic  Instruments.  As may be permitted by current laws and  regulations  and if expressly  permitted by the Directors of the Company,  the  Portfolio  may invest in certain  synthetic  instruments.  Such  instruments generally  involve the deposit of asset-backed  securities in a trust  arrangement and the issuance of certificates evidencing  interests  in the trust.  The  Sub-advisor  will  review the  structure  of  synthetic  instruments  to identify credit and liquidity risks and will monitor such risks.

         Foreign  Securities.  Foreign  investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

         For more  information on certain of these  investments,  see this  Prospectus  under "Certain Risk Factors and Investment Methods."

PORTFOLIO TURNOVER:

         Each  Portfolio  may sell its portfolio  securities,  regardless of the length of time that they have been held,  if the  Sub-advisor  and/or the  Investment  Manager  determines  that it would be in the  Portfolio's  best interest to do so. It may be  appropriate to buy or sell portfolio  securities  due to economic,  market,  or other factors that are not within the Sub-advisor's or Investment  Manager's  control.  Such transactions will increase a
Portfolio's  "portfolio  turnover."  A 100%  portfolio  turnover  rate would  occur if all of the  securities  in a portfolio of investments were replaced during a given period.

         Although  turnover rates may vary  substantially  from year to year, it is anticipated  that the following
Portfolios may regularly have annual rates of turnover exceeding 100%:

         AST Scudder Japan Portfolio
         AST Janus Overseas Growth Portfolio
         AST American Century International Growth Portfolio
         AST DeAM International Equity Portfolio
         AST PBHG Small-Cap Growth Portfolio
         AST DeAM Small-Cap Growth Portfolio
         AST Goldman Sachs Small-Cap Value Portfolio
         AST DeAM Small-Cap Value Portfolio
         AST Janus Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Growth Portfolio
         AST Neuberger Berman Mid-Cap Value Portfolio
         AST Alger All-Cap Growth Portfolio
         AST Alliance Growth Portfolio
         AST Marsico Capital Growth Portfolio
         AST JanCap Growth Portfolio
         AST DeAM Large-Cap Growth Portfolio
         AST DeAM Large-Cap Value Portfolio
         AST Alliance/Bernstein Growth + Value Portfolio*
         AST Cohen & Steers Realty Portfolio
         AST T. Rowe Price Global Bond Portfolio
         AST Lord Abbett Bond-Debenture Portfolio
         AST DeAM Bond Portfolio
         AST PIMCO Total Return Bond Portfolio
         AST PIMCO Limited Maturity Bond Portfolio

         A high rate of portfolio  turnover  involves  correspondingly  higher  brokerage  commission  expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

*Portfolio turnover for the growth portion of the Portfolio may exceed 100%.

NET ASSET VALUE:

 .........The net asset value per share  ("NAV") of each  Portfolio  is  determined  as of the close of the New York
Stock  Exchange  (the "NYSE")  (normally  4:00 p.m.  Eastern  Time) on each day that the NYSE is open for business.
NAV is determined  by dividing the value of a Portfolio's  total  assets,  less any  liabilities,  by the number of total  shares of that  Portfolio  outstanding.  In  general,  the assets of each  Portfolio  (except  the AST Money
Market Portfolio) are valued on the basis of market  quotations.  However,  in certain  circumstances  where market quotations  are not readily  available  or are  believed to be  inaccurate,  assets are valued by methods  that are believed to  accurately  reflect their fair value.  The assets of the AST Money Market  Portfolio are valued by the amortized  cost method,  which is intended to  approximate  market value.  Because NAV is calculated  and purchases may be made only on business  days,  and because  securities  traded on foreign  exchanges may trade on other days, the value of a Portfolio's investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

 .........Purchases of shares of the Portfolios  may be made only by separate  accounts of  Participating  Insurance
Companies  for the purpose of investing  assets  attributable  to variable  annuity  contracts  and  variable  life insurance  policies  ("contractholders"),  or by  qualified  plans.  The  separate  accounts  of the  Participating
Insurance  Companies  place orders to purchase and redeem  shares of the Trust based on,  among other  things,  the amount of premium  payments to be invested  and the amount of  surrender  and  transfer  requests to be effected on that day under the variable  annuity  contracts and variable life insurance  policies.  Orders are effected on days on which the NYSE is open for  trading.  Orders  received  before 4:00 P.M.  Eastern  time are  effected at the NAV determined  as of 4:00 P.M.  Eastern  Time on that same day.  Orders  received  after  4:00 P.M.  Eastern  Time are effected at the NAV  calculated  the next  business  day.  Payment for  redemptions  will be made within seven days after the  request is  received.  The Trust does not assess any fees,  either  when it sells or when it redeems its securities.  However,  surrender  charges,  mortality  and expense  risk fees and other  charges may be assessed by
Participating  Insurance  Companies  under the variable  annuity  contracts or variable  life  insurance  policies.
Please refer to the  prospectuses for the variable annuity  contracts and variable  insurance  policies for further information on these fees.

 .........As of the date of this  Prospectus,  American  Skandia Life  Assurance  Corporation  ("ASLAC")  and Kemper
Investors  Life  Insurance  Company  are the only  Participating  Insurance  Companies.  The  profit  sharing  plan covering  employees of ASLAC and its  affiliates,  which is a retirement plan qualified under Section 401(a) of the
Internal  Revenue  Code of 1986,  as amended,  also may  directly  own shares of the Trust.  Certain  conflicts  of interest may arise as a result of investment in the Trust by various  insurance  companies for the benefit of their contractholders  and by various  qualified  plans.  These  conflicts  could arise because of differences in the tax treatment  of the  various  investors,  because of  actions of the  Participating  Insurance  Companies  and/or the
qualified  plans,  or other reasons.  The Trust does not currently  expect that any material  conflicts of interest will arise.  Nevertheless,  the Trustees intend to monitor events in order to identify any material  irreconcilable conflicts  and to  determine  what  action,  if any,  should be taken in  response  to such  conflicts.  Should any conflict  arise  that  would  require  a  substantial  amount of assets to be  withdrawn  from the  Trust,  orderly portfolio management could be disrupted.

MANAGEMENT OF THE TRUST:

Investment Manager:  American Skandia Investment Services,  Incorporated  ("ASISI"),  One Corporate Drive, Shelton,
Connecticut,  acts as  Investment  Manager to the Trust.  ASISI has served as Investment  Manager  since 1992,  and currently serves as Investment  Manager to a total of 73 investment  company  portfolios  (including the Portfolios of the Trust).  ASISI is an  indirect  wholly-owned  subsidiary  of Skandia  Insurance  Company  Ltd.  ("Skandia").
Skandia  is a Swedish  company  that  owns,  directly  or  indirectly,  a number  of  insurance  companies  in many countries.  The predecessor to Skandia commenced operations in 1855.

 .........The Trust's Investment Management  Agreements with ASISI (the "Management  Agreements") provide that ASISI will  furnish  each  applicable  Portfolio  with  investment  advice  and  administrative  services  subject to the supervision of the Board of Trustees and in conformity  with the stated policies of the applicable  Portfolio.  The
Investment  Manager has engaged  Sub-advisors to conduct the investment  programs of each Portfolio,  including the purchase,  retention and sale of portfolio  securities.  The Investment  Manager is responsible  for monitoring the activities of the  Sub-advisors  and reporting on such  activities to the  Trustees.  The  Investment  Manager must also provide,  or obtain and supervise,  the executive,  administrative,  accounting,  custody,  transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

         The Trust has obtained an  exemption  from the  Securities  and Exchange  Commission  that permits  ASISI, subject to  approval by the Board of Trustees of the Trust,  to change  sub-advisors  for a Portfolio  and to enter into new sub-advisory  agreements,  without obtaining  shareholder  approval of the changes.  This exemption (which is similar to  exemptions  granted to other  investment  companies  that are  organized in a similar  manner as the
Trust) is intended to facilitate  the efficient  supervision  and management of the  sub-advisors  by ASISI and the
Trustees.

Sub-advisors:

 .........Deutsche  Asset  Management,  Inc.  ("DAMI"),  280 Park  Avenue,  New  York,  New York  10017,  serves  as
Sub-advisor to the AST DeAM International Equity Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the AST DeAM
Small-Cap Value Portfolio,  the AST DeAM Large-Cap Growth  Portfolio,  the AST DeAM Large-Cap Value Portfolio,  the
AST DeAM Global  Allocation  Portfolio  and the DeAM Bond  Portfolio.  DAMI was founded in 1838 as Morgan  Grenfell
Inc. and has provided  asset  management  services  since 1953. As of December 31, 2001, as part of Deutsche  Asset
Management group ("DeAM"), DAMI managed approximately $17.8 billion of DeAM's $[insert] billion in assets.

         Joshua Feuerman,  CFA, is the portfolio manager for the AST DeAM International  Equity Portfolio,  the AST
DeAM Small-Cap Growth  Portfolio,  the AST DeAM Small-Cap Value Portfolio,  the AST DeAM Large-Cap Growth Portfolio
and the AST DeAM Large-Cap  Value  Portfolio.  He has managed the AST DeAM Small-Cap  Growth  Portfolio  since DAMI became the  Portfolio's  sub-advisor in December 2001. He has managed the AST DeAM  Small-Cap  Value  Portfolio and the AST DeAM Large-Cap  Growth  Portfolio since each Portfolio  commenced  operations.  He has managed the AST DeAM
Large-Cap  Value  Portfolio  and the AST DeAM  International  Equity  Portfolio  since DAMI became the  Portfolio's
Sub-advisor  in May 2002.  Mr.  Feuerman  is a Managing  Director  of DAMI and has been with the firm  since  1999.
From  1989 to 1999,  Mr  Feuerman  was  employed  by State  Street  Global  Advisors  where  he  served  as head of international strategies, and earlier in product engineering and international equity research.

 .........David Baldt,  CFA, is a Managing  Director for DAMI and is the lead portfolio manager of the AST DeAM Bond
Portfolio  along with  Portfolio  Co-Managers  and Managing  Directors  Gary Bartlett,  CFA,  Warren Davis,  Thomas
Flaherty,  J. Christopher  Gagnier,  and Daniel Taylor,  CFA. Mr. Bartlett has been with DAMI since 1992. Mr. Davis and Mr Flaherty both joined DAMI in 1995.  Mr. Gagnier joined the firm in 1997.  Before  joining,  he was portfolio manager at Paine Webber from 1984 to 1997.  Mr.  Taylor became a portfolio  manager in 1998.  Prior to that, he was a fixed income portfolio manager and senior credit analyst at CoreStates  Investment  Advisers,  from 1992 to 1998.
Mr. Baldt and his team have managed the Portfolio since it commenced operations.

     Janet Campagna, a Managing Director,  joined DAMI in 1999 after 11 years as an investment  strategist and manager of the Asset  Allocation group at Barclays Global Investors and global asset allocation research director at First Quadrant Corp.

 .........Zurich Scudder  Investments,  Inc. ("Zurich Scudder")  (formerly,  Scudder Kemper Investments,  Inc) , 345
Park Avenue,  New York, New York,  serves as  Sub-advisor  for the AST Scudder Japan  Portfolio.  Zurich Scudder is
one of the largest  investment  managers in the country with more than  $[insert]  billion  under  management as of
December 31, 2001 and has been engaged in the management of investment funds for more than eighty years.

         The  day-to-day  management of the AST Scudder Japan  Portfolio is handled by Seung Kwak,  lead  portfolio manager,  and Sean Lenihan.  Mr. Kwak has been  managing the Portfolio  since its inception in October 2000 and Mr.
Lenihan in April 2001.  Mr. Kwak began his  investment  career in 1985,  has been with Zurich  Scudder  since 1988, and is a Managing  Director of Zurich  Scudder.  Mr.  Lenihan began his  investment  career in 1994,  joined Zurich
Scudder in 2001, and is a Deputy General Manager of the Investment Management Department of Zurich Scudder.

         Strong Capital Management, Inc.  ("Strong"), 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051,
serves as Sub-advisor for the AST Strong International Equity Portfolio.  Since 1974, Strong has been providing investment advice for individuals and institutional accounts, such as pension and profit sharing plans, as well as mutual funds, several of which are available through variable insurance products.  Strong managed assets totaling approximately $[insert] billion as of December 31, 2001.

 .........Strong uses a team approach to investment  management.  The fund managers  responsible  for the management of the AST Strong  International  Equity Portfolio are Katherine Shapiro,  CFA and Stacey Ho, CFA. Both Ms. Shapiro
and Ms. Ho have been managing the  Portfolio  since  December 2001 and have been with Strong since May 2001.  Prior to joining  Strong,  Ms.  Shapiro  was  Managing  Director  and Fund  Manager at Wells Fargo from 1992 to May 2001.
Prior to joining Strong, Ms. Ho was Managing Director and Fund Manager at Wells Fargo from 1997 to May 2001.

 .........Janus  Capital  Corporation  ("Janus"),  100  Fillmore  Street,  Denver,  Colorado  80206-4923,  serves as
Sub-advisor  for the AST Janus  Overseas  Growth  Portfolio,  the AST Janus  Mid-Cap  Growth  Portfolio and the AST
JanCap  Growth  Portfolio.  Janus  serves  as  investment  advisor  to the  Janus  Funds,  as  well as  advisor  or sub-advisor to several other mutual funds and  individual,  corporate,  charitable and retirement  accounts.  As of
December 31, 2001, Janus managed assets worth approximately $182.5 billion.

         The portfolio  managers  responsible for management of the AST Janus Overseas  Growth  Portfolio are Helen
Young Hayes,  CFA and Brent A. Lynn,  CFA. Ms. Hayes has been managing the  Portfolio  since its  inception,  while
Mr. Lynn has been managing the Portfolio  since January  2001.  Ms. Hayes is an Executive  Vice  President of Janus
and joined Janus in 1987.  Mr. Lynn is a Vice President of Janus and joined Janus in 1991.

 .........The portfolio  manager  responsible  for management of the AST Janus Mid-Cap Growth  Portfolio is Jonathan
Coleman,  CFA. Mr. Coleman,  who has managed the Portfolio since May 2002, has been a Portfolio  Manager with Janus since 1997 and a research analyst since joining Janus in 1994.

 .........The  portfolio  manager  responsible  for  management  of the AST  JanCap  Growth  Portfolio  is  Scott W.
Schoelzel.  Mr. Schoelzel,  a Senior Portfolio  Manager at Janus who has managed the Portfolio since August,  1997, joined Janus in January, 1994 as Vice President of Investments.

 .........American Century  Investment  Management,  Inc.  ("American  Century"),  American Century Tower, 4500 Main
Street,  Kansas City,  Missouri 64111,  serves as Sub-advisor  for the AST American  Century  International  Growth
Portfolio,  the AST American  Century Income & Growth  Portfolio and the AST American  Century  Strategic  Balanced
Portfolio.  American  Century  has  been  providing  investment  advisory  services  to  investment  companies  and institutional  clients since 1958. As of December 31, 2001,  American  Century and its  affiliates  managed  assets totaling approximately $[insert] billion.

 .........American Century utilizes a team of portfolio  managers,  assistant portfolio managers and analysts acting together to manage the assets of the Portfolios.

 .........The  portfolio  manager  members of the  portfolio  team  responsible  for  management of the AST American
Century  International  Growth  Portfolio are Henrik  Strabo and Mark S.  Kopinski.  Henrik Strabo joined  American
Century in 1993 as an investment  analyst,  has been a portfolio  manager  member of the  international  team since
1994 and has  managed  the AST  American  Century  International  Growth  Portfolio  since its  inception.  Mark S.
Kopinski,  Vice President and Portfolio Manager for American  Century,  rejoined American Century in April 1997 and has co-managed the AST American  Century  International  Growth  Portfolio since that time. From June 1995 to March
1997, Mr. Kopinski served as Vice President and Portfolio Manager for Federated Investors, Inc.

 .........The portfolio  manager members of the portfolio team responsible for the day-to-day  management of the AST
American  Century Income & Growth  Portfolio are John  Schniedwind,  Kurt  Borgwardt,  Jeffrey R. Tyler and William
Martin.  Mr.  Schniedwind is Senior Vice President and Group Leader --  Quantitative  Equity for American  Century,
and has been with  American  Century  since 1982.  He is a  Chartered  Financial  Analyst.  Mr.  Borgwardt  is Vice
President and Senior  Portfolio  Manager for American  Century,  and has been with American  Century since 1990. He is a Chartered  Financial  Analyst.  Mr.  Tyler,  Senior Vice  President  and Portfolio  Manager,  joined  American
Century in 1988. He is a Chartered  Financial  Analyst.  Mr. Martin,  Vice President and Senior Portfolio  Manager,
joined American Century in 1989.  He is a Chartered Financial Analyst.

 .........The  portfolio  manager  members  of the team  responsible  for the  day-to-day  management  of the equity portion of the AST American Century  Strategic  Balanced  Portfolio are the same as the individuals noted above who manage the AST American  Century Income & Growth  Portfolio.  The fixed income portion of the AST American  Century
Strategic  Balanced  Portfolio  is managed by a team of portfolio  managers  with  expertise in different  areas of fixed income  investing.  The portfolio  manager leader of the team  responsible  for the day-to-day  management of the fixed  income  portion of the  Portfolio is Brian  Howell.  Mr.  Howell  joined  American  Century in 1987 as a research analyst and was promoted to his current position as portfolio manager in January 1994.

 .........Massachusetts  Financial  Services  Company  ("MFS"),  which is located at 500  Boylston  Street,  Boston,
Massachusetts  02116, serves as Sub-advisor for the AST MFS Global Equity Portfolio,  the AST MFS Growth Portfolio,
and the AST MFS  Growth  with  Income  Portfolio.  MFS and its  predecessor  organizations  have a history of money management  dating  from  1924.  As of  December  31,  2001,  the  net  assets  under  the  management  of the  MFS organization were approximately $[insert] billion.

         The portfolio  manager  responsible for the management of the AST MFS Global Equity  Portfolio is David R.
Mannheim.  Mr.  Mannheim,  a Senior Vice  President of MFS, has managed the  Portfolio  since its inception and has been employed by MFS in the investment management area since 1988.

 .........The portfolio  manager  responsible  for the management of the AST MFS Growth  Portfolio is Stephen Pesek.
Mr. Pesek, a Senior Vice  President of MFS, has managed the Portfolio  since its inception and has been employed by
MFS in the investment management area since 1994.

 .........The AST MFS Growth  with  Income  Portfolio  is  managed by a  committee  comprised  of various  portfolio managers  under the  general  supervision  of John D.  Laupheimer  and  Mitchell D.  Dynan.  Both have  managed the
Portfolio  since its inception.  Mr.  Laupheimer is a Senior Vice President of MFS, and has been employed by MFS in the  investment  management  area since  1981.  Mr.  Dynan is also a Senior  Vice  President  of MFS,  and has been employed by MFS in the investment management area since 1986.

 .........Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), 1400 Liberty Ridge Drive, Wayne, PA 19087 serves as Sub-advisor for the AST PBHG Small-Cap Growth Portfolio.  Founded in 1982, Pilgrim Baxter serves as investment advisor to the PBHG Funds, as well as advisor or sub-advisor to pension and profit-sharing plans, charitable institutions, corporations, trusts and other investment companies.  As of December 31, 2001, Pilgrim Baxter managed assets worth in excess of $[insert] billion.

 .........The portfolio  managers  responsible for management of the AST PBHG Small-Cap  Growth  Portfolio are James
M. Smith,  CFA and Jerome J.  Heppelmann,  CFA.  They have managed the  Portfolio  since Mr.  Smith joined  Pilgrim
Baxter  in 1993 as a  portfolio  manager  and has over 21 years of  equity  portfolio  management  experience.  Mr.
Heppelmann joined Pilgrim Baxter in 1994 and has been a member of its equity investments team since 1997.

 .........Federated  Investment  Counseling  ("Federated   Investment"),   Federated  Investors  Tower,  Pittsburgh,
Pennsylvania  15222-3779,  serves as  Sub-advisor  for the AST Federated  Aggressive  Growth  Portfolio and the AST
Federated  High Yield  Portfolio.  Federated was  organized in 1989,  and  Federated  and its  affiliates  serve as investment  advisors to a number of investment  companies and private  accounts.  Total assets under  management or administration by Federated and its affiliates as of December 31, 2001 were approximately $[insert] billion.

         The portfolio  managers  responsible for management of the AST Federated  Aggressive  Growth Portfolio are
Keith J. Sabol,  Aash M. Shah and James E.  Grefenstette.  Each has managed the  Portfolio  since its  inception in
October,  2000. Mr. Sabol joined  Federated  Investment's  parent company in 1994. He has been a Portfolio  Manager since 1996 and served as an  Assistant  Vice  President of the parent  company  from January 1997 to July 1998.  He has been a Vice  President of the parent  company since July 1998. Mr. Shah joined  Federated  Investment's  parent company in 1993,  has been a Portfolio  Manager  since 1995,  and has been a Vice  President of the parent  company since  January  1997.  Mr. Shah served as an  Assistant  Vice  President  of the parent  company  from 1995 through
1996.  Mr.  Grefenstette  has been a Senior Vice President of Federated  Investment's  parent company since January
2000.  He served as a Vice President from 1996 through 1999.

         The  portfolio  managers  responsible  for the  day-to-day  management  of the AST  Federated  High  Yield
Portfolio  are Mark E.  Durbiano  and  Nathan H.  Kehm.  Mr.  Durbiano,  who has  managed  the  Portfolio  since it commenced  operations in 1994,  joined  Federated  Investment's  parent  company in 1982 and has been a Senior Vice
President of an affiliate of Federated  Investment  since  January  1996.  Mr. Kehm,  who has managed the Portfolio since  December  2001,  joined  Federated in December 1997 as an Investment  Analyst.  He was promoted to Assistant
Vice  President  and Senior  Investment  Analyst in January 1999 and to Vice  President in January  2001.  Mr. Kehm
served as a Relationship  Manager  structuring  financing  transactions  with Mellon Bank, N.A. from August 1993 to
December 1997.

 .........Goldman Sachs Asset Management  ("Goldman  Sachs"),  a unit of Investment  Management  Division ("IMD") of
Goldman,  Sachs & Co., 32 Old Slip,  New York,  New York 10005,  serves as  Sub-advisor  for the AST Goldman  Sachs
Small-Cap Value Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio).  Goldman Sachs,  along with other units of IMD, managed approximately $[insert] billion in assets as of December 31, 2001.

 .........The portfolio  managers  responsible for management of the AST Goldman Sachs Small-Cap Value Portfolio are
Eileen Rominger,  Chip Otness and Eileen Aptman. Ms. Rominger,  Managing  Director,  joined Goldman Sachs as senior portfolio  manager and Chief  Investment  Officer of the Value Equity team in 1999.  From 1981 to 1999,  she worked at Oppenheimer  Capital,  most recently as portfolio manager.  Mr. Otness, Vice President,  joined Goldman Sachs as a senior  portfolio  manager in 2000.  From 1998 to 2000, he headed  Dolphin Asset  Management.  From 1970 to 1998,
Mr. Otness worked at J.P. Morgan,  most recently as a managing  director and senior portfolio  manager  responsible for small-cap  institutional  equity investments.  Ms. Aptman,  Vice President,  joined Goldman Sachs as a research analyst in 1993.  She became a portfolio manager in 1996.

         GAMCO Investors,  Inc.,  ("GAMCO") with principal offices located at One Corporate  Center,  Rye, New York
10580-1434,  serves as Sub-advisor to the AST Gabelli  Small-Cap Growth Portfolio and the AST Gabelli All-Cap Value
Portfolio.  GAMCO managed  approximately  $[insert] billion in assets as of December 31, 2001 and is a wholly owned subsidiary of Gabelli Asset Management Inc.

 .........Mario J.  Gabelli,  CFA,  is  primarily  responsible  for the  day-to-day  management  of the AST  Gabelli
Small-Cap  Value  Portfolio and the AST Gabelli  All-Cap Value  Portfolio.  Mr. Gabelli has managed the AST Gabelli
Small-Cap Value  Portfolio  since GAMCO became the Portfolio's  Sub-advisor and has managed the AST Gabelli All-Cap
Value Portfolio  since its inception.  Mr. Gabelli has been Chief Executive  Officer and Chief  Investment  Officer of GAMCO and its predecessor since the predecessor's inception in 1978.

         Fred  Alger  Management,  Inc.  ("Alger"),  30  Montgomery  Street,  Jersey  City,  NJ  07302,  serves  as
Sub-advisor  for the AST Alger All-Cap Growth  Portfolio.  Alger has been an investment  advisor since 1964, and as of December 31, 2001 managed mutual fund and other assets totaling approximately $[insert] billion.

         Fred  M.  Alger,  III is  the  key  strategist  for  the  Portfolio,  overseeing  the  investments  of the
Portfolio.  Mr. Alger,  who founded  Alger,  has served as Chairman of the Board since 1964,  and co-managed all of
Alger's  portfolios  prior to 1995. David Hyun is the individual  responsible for the day-to-day  management of the
Portfolio  and has  served in that  capacity  since  September  2001.  Mr.  Hyun has been  employed  by Alger as an
Executive  Vice President  since  September  2001,  prior to which he was employed by Alger as an analyst from 1991 until 1997, as a Senior Vice  President and portfolio  manager from 1997 until June 2000,  and a portfolio  manager at Oppenheimer Funds from June 2000 until September 2001.

         Due to the impact on Alger as a result of the World  Trade  Center  destruction  on  September  11,  2001,
Massachusetts  Financial  Services Company acted as interim  Sub-Sub-advisor  in conjunction with Alger for the AST
Alger All-Cap  Growth  Portfolio  from September 17, 2001 through  December 9, 2001.  Effective  December 10, 2001,
Alger resumed the role as the sole Sub-advisor for the Portfolio.

         Neuberger  Berman  Management  Inc. ("NB  Management"),  605 Third Avenue,  New York, NY 10158,  serves as
Sub-advisor  for the AST Neuberger  Berman  Mid-Cap  Growth  Portfolio and the AST Neuberger  Berman  Mid-Cap Value
Portfolio.  NB  Management  and its  predecessor  firms have  specialized  in the  management of mutual funds since
1950.  Neuberger  Berman,  LLC, an affiliate of NB Management,  acts as a principal broker in the purchase and sale of portfolio  securities  for the Portfolios for which it serves as  Sub-advisor,  and provides NB Management  with certain  assistance  in the  management  of the  Portfolios  without  added  cost to the  Portfolios  or ASISI.  NB
Management  and its  affiliates  manage  securities  accounts,  including  mutual  funds,  that  had  approximately
$[insert] billion of assets as of December 31, 2001.

         Jennifer K. Silver and Brooke A. Cobb have been primarily  responsible  for the  day-to-day  management of the AST Neuberger  Berman Mid-Cap Growth  Portfolio since NB Management  became the Portfolio's  Sub-advisor in May
1998.  Ms.  Silver is Director of the Neuberger  Berman  Growth  Equity  Group,  and both she and Mr. Cobb are Vice
Presidents  of NB  Management.  They are also both  Managing  Directors  of Neuberger  Berman.  Prior to joining NB
Management  in 1997,  Ms.  Silver was a portfolio  manager for several  large mutual  funds  managed by a prominent investment  adviser.  Prior to joining NB Management,  Mr. Cobb was the chief investment  officer for an investment advisory firm managing individual accounts from 1995 to 1997.

         The portfolio  manager  responsible  for the  day-to-day  management of the AST Neuberger  Berman  Mid-Cap
Value Portfolio is Robert I. Gendelman.  Mr.  Gendelman has been managing the Portfolio since NB Management  became the  Portfolio's  Sub-advisor  in May 1998.  Mr.  Gendelman  has been with NB  Management  since 1994,  where he is currently a Vice President and a Managing Director.

         Kinetics Asset Management, Inc. ("Kinetics"), 1311 Mamaroneck Avenue, Suite 130, White Plains, New York,
10605, serves as Sub-advisor for the AST Kinetics Internet Portfolio.  Kinetics was founded in 1996 and managed assets totaling approximately $[insert] million as of December 31, 2001.

         The  portfolio  managers  responsible  for the  management  of the Portfolio are Peter B. Doyle and Steven
Tuen,  CFA. Mr. Doyle,  who is the Chief  Investment  Strategist  for the Portfolio,  co-founded  Kinetics in early
1996 and is the Chairman of its Board of  Directors.  Mr. Doyle also  co-founded  and has been a Managing  Director of Horizon Asset  Management,  Inc. since 1994. Mr. Tuen is  Co-Portfolio  Manager of and Executive  Adviser to the
Portfolio.  Mr. Tuen's primary  duties include  research and analysis of equity  securities  for  investment.  From
1996 to 1999,  Mr. Tuen was an Analyst and the Director of Research of IPO Value Monitor,  a research  service that focuses on initial public offerings.

         T. Rowe Price  Associates,  Inc. ("T. Rowe Price"),  100 East Pratt  Street,  Baltimore,  Maryland  21202,
serves as  Sub-advisor  for the AST T. Rowe Price  Natural  Resources  Portfolio  and the AST T. Rowe  Price  Asset
Allocation  Portfolio.  T. Rowe Price was founded in 1937 by the late Thomas  Rowe  Price,  Jr. As of December  31,
2001, the firm and its affiliates managed  approximately  $156.5 billion for approximately eight million individual and institutional accounts.

         T. Rowe Price manages each Portfolio  through an Investment  Advisory  Committee.  The Committee  Chairman
has day-to-day  responsibility  for managing the Portfolio and works with the Committee in developing and executing the Portfolio's investment program.

         The  Investment  Advisory  Committee  Chairman for the AST T. Rowe Price  Natural  Resources  Portfolio is
Charles M. Ober.  Mr. Ober joined T. Rowe Price in 1980,  is a Vice  President  of T. Rowe Price and an  Investment
Analyst  specializing in the area of energy and has been Chairman of the Portfolio's  Investment Advisory Committee
since May 2001.

         The  Investment  Advisory  Committee  Chairman  for the AST T. Rowe Price Asset  Allocation  Portfolio  is
Edmund M. Notzon.  Mr. Notzon joined T. Rowe Price in 1989, has been managing  investments  since 1991 and has been
Chairman of the Portfolio's Investment Advisory Committee since the Portfolio's inception.

         Alliance Capital Management,  L.P.  ("Alliance"),  1345 Avenue of the Americas, New York, NY 10105, serves as  Sub-advisor  for the AST Alliance  Growth  Portfolio and AST Alliance  Growth and Income  Portfolio and for the
portion of the AST  Alliance/Bernstein  Growth + Value Portfolio  invested in growth stocks.  Alliance is a leading global investment  adviser  supervising client accounts with assets as of December 31, 2001 totaling more than $455 billion.

         Alfred  Harrison and James G. Reilly have been the  individuals  primarily  responsible for the management of the AST Alliance Growth  Portfolio  since Alliance became the Portfolio's  Sub-advisor in May 2000. Mr. Harrison is Vice Chairman of Alliance Capital Management  Corporation  ("ACMC"),  the sole general partner of Alliance,  and has been  associated  with  Alliance  since 1978.  Mr.  Reilly is  Executive  Vice  President  of ACMC and has been associated with Alliance since 1984.

         Paul Rissman and Frank  Caruso have been  primarily  responsible  for the  management  of the AST Alliance
Growth and Income  Portfolio since Alliance  became the  Portfolio's  Sub-advisor in May 2000. Mr. Rissman has been
Senior  Vice  President  of ACMC since 1994 and has been  associated  with  Alliance  since 1989.  Mr.  Caruso is a
Senior Vice President of ACMC and has been associated with Alliance since 1994.

         Day to day  investment  decisions  for the growth  portion  of the AST  Alliance/Bernstein  Growth  +Value
Portfolio  have  been  made by Alfred  Harrison,  Stephanie  Simon and Dan  Nordby  since the  Portfolio  commenced operations.  Mr. Harrison is Vice Chairman of ACMC, the sole general  partner of Alliance,  and has been associated with Alliance  since 1978.  Ms. Simon is Senior Vice  President and Large Cap Portfolio  Manager and joined ACMC in
1998 after  serving as Chief  Investment  Officer for Sargent  Management  Company  from 1996 to 1998.  Mr.  Norby,
Senior Vice President, has been with Alliance since 1996.

         Marsico Capital  Management,  LLC ("Marsico  Capital"),  1200 17th Street,  Suite 1300,  Denver, CO 80202,
serves as  Sub-advisor  for the AST  Marsico  Capital  Growth  Portfolio.  Thomas F.  Marsico,  Chairman  and Chief
Executive  Officer of Marsico  Capital,  has had primary  responsibility  for management of the Portfolio since its inception.  Prior to forming  Marsico  Capital in September,  1997,  Mr. Marsico served as Executive Vice President and Portfolio  Manager at Janus Capital  Corporation  ("Janus").  Mr.  Marsico  joined Janus in March,  1986. As of
December 31, 2001, Marsico Capital managed approximately $[insert] billion in assets.

         Cohen & Steers Capital  Management,  Inc. ("Cohen & Steers"),  757 Third Avenue, New York, New York 10017,
acts as the Sub-advisor  for the AST Cohen & Steers Realty  Portfolio.  Cohen & Steers is the leading U.S.  manager of portfolios  dedicated to investments in real estate investment  trusts  ("REITS").  As of June 30, 2001, Cohen &
Steers managed approximately $5.7 billion in assets.

         Robert H.  Steers,  Chairman,  and Martin  Cohen,  President  formed  Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

         Sanford C.  Bernstein & Co., LLC  ("Bernstein"),  767 Fifth Avenue,  New York,  New York 10153,  serves as
Sub-advisor  for the AST Sanford  Bernstein  Core Value  Portfolio,  the AST Sanford  Bernstein  Managed  Index 500
Portfolio  and for the portion of the AST  Alliance/Bernstein  Growth + Value  Portfolio  invested in value stocks.
Bernstein is an indirect wholly-owned  subsidiary of Alliance Capital Management,  L.P. ("Alliance") and management of the  Portfolios  are  conducted  by  Bernstein  with  the  investment  management  assistance  of the  Bernstein
Investment  Research and  Management  unit (the  "Bernstein  Unit") of Alliance.  The  Bernstein  Unit services the former  investment  research and management  business of Sanford C. Bernstein & Co., Inc., a registered  investment advisor and broker/dealer  acquired by Alliance in October 2000 that managed  value-oriented  investment portfolios since 1967.

         Day-to-day  investment management decisions for the value portion of the AST  Alliance/Bernstein  Growth +
Value  Portfolio and the AST Sanford  Bernstein  Core Value  Portfolio will be made by Lewis A. Sanders and Marilyn
Goldstein  Fedak.  Mr.  Sanders is the  Chairman  and a Director of Bernstein  since  September  2000 and is a Vice
Chairman,  Chief Investment Officer and a Director of Alliance Capital  Management  Corporation since October 2000.
Mr.  Sanders  previously  served as Chairman of the Board of Directors  and Chief  Executive  Officer of Sanford C.
Bernstein & Co., Inc.  since 1993. Ms. Fedak has been an Executive  Vice  President and Chief  Investment  Officer-
U.S. Value Equities of Alliance since October 2000 and prior to that Chief  Investment  Officer and Chairman of the
U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co, Inc. since 1993.

         Day-to-day  investment  management  decisions  for the AST Sanford  Bernstein  Managed Index 500 Portfolio
will be made by  Bernstein's  Investment  Policy  Group  for  Structured  Equities,  which  is  chaired  by  Steven
Pisarkiewicz.  Mr.  Pisarkiewicz  joined  Bernstein  in 1989 and assumed his current  position as Chief  Investment
Officer for Structured  Equity Services in 1998. Mr.  Pisarkiewicz  and the Investment  Policy Group for Structured
Equities have managed the Portfolio since Bernstein became the Portfolio's Sub-advisor in May, 2000.

         INVESCO Funds Group,  Inc.  ("INVESCO"),  4350 South Monaco  Street,  Denver,  Colorado  80237,  serves as
Sub-advisor  for the AST INVESCO  Equity  Income  Portfolio.  INVESCO was  established  in 1932.  AMVESCAP PLC, the parent of INVESCO,  is one of the largest  independent  investment  management  businesses in the world and managed approximately $[insert] billion of assets as of December 31, 2001.

         The  portfolio  managers  responsible  for the  day-to-day  management  of the AST INVESCO  Equity  Income
Portfolio are Charles P. Mayer,  Portfolio Co-Manager,  and Robert (Bob) Hickey,  Portfolio  Co-Manager.  Mr. Mayer
has served as Co-Manager of the Portfolio  since April,  1993.  Mr. Mayer began his  investment  career in 1969 and is now a director  and a senior  vice  president  of INVESCO.  Mr.  Hickey,  who  recently  joined  INVESCO as vice president,  had been the director of corporate  bonds for Van Kampen  Investments  and had been affiliated with Van
Kampen since 1988.

         T. Rowe Price International,  Inc. ("T. Rowe International"),  100 East Pratt Street, Baltimore,  Maryland
21202,  serves as  Sub-advisor  for the AST T. Rowe  Price  Global  Bond  Portfolio.  T.  Rowe  International  is a
wholly-owned  subsidiary  of T. Rowe Price and the  successor of Rowe  Price-Fleming  International,  Inc., a joint venture in which T. Rowe Price was a  participant  that was founded in 1979.  T. Rowe  International  is one of the world's largest  international  mutual fund asset managers with approximately  $24.4 billion under management as of
December 31, 2001 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

         The  Portfolio  has an  investment  advisory  group that has  day-to-day  responsibility  for managing the
Portfolio  and  developing  and  executing the  Portfolio's  investment  program.  The advisory  group  consists of
Christopher  Rothery,  William T. Reynolds,  Daniel O. Shackelford,  Ian Kelson,  Greg Fisher and Michael Conelius.
Mr.  Rothery  joined  T.  Rowe  International  in 1994  and has 13  years  of  experience  managing  multi-currency fixed-income  portfolios.  Mr. T.  Reynolds,  CFA,  CIC, is Director of T. Rowe Price's  Fixed Income  Division and
joined  the firm in  1981.  Mr.  O.  Shackelford,  CFA  joined  T.  Rowe  Price  in 1999;  prior to that he was the
Principal  and  Head  of  Fixed  Income  for  Investment  Counselors  of  Maryland.   Mr.  Kelson  joined  T.  Rowe
International   in  November   2000.   From  1985  to  2000,  Mr.  Kelson  was  head  of  Fixed  Income  at  Morgan
Grenfell/Deutsche  Asset  Management  ("Morgan  Grenfell") where he was responsible for $50 billion in global fixed income assets.  Mr. Fisher joined T. Rowe  International  in November 2000.  From 1989 to 2000 Mr. Fisher was Chief
Investment Officer for Morgan Grenfell.  Mr. Conelius joined T. Rowe International in 1995.

         Lord,  Abbett & Co.  ("Lord  Abbett"),  90  Hudson  Street,  Jersey  City,  New  Jersey  07302,  serves as
Sub-advisor  for the AST Lord Abbett  Bond-Debenture  Portfolio.  Lord Abbett has been an investment  manager since
1929. As of December 31, 2001,  Lord Abbett  managed over  $[insert]  billion in a family of mutual funds and other advisory accounts.

         Christopher  J.  Towle,  Partner  of Lord  Abbett,  heads  the  management  team for the AST  Lord  Abbett
Bond-Debenture  Portfolio,  the other senior members of which include Richard Szaro,  Michael  Goldstein and Thomas
Baade,  and all have  managed  the  Portfolio  since its  inception.  Mr.  Towle and Mr.  Szaro have been with Lord
Abbett  since 1988 and 1983,  respectively.  Mr.  Goldstein  has been with Lord Abbett since 1997.  Before  joining
Lord Abbett,  Mr.  Goldstein  was a bond trader for Credit  Suisse BEA  Associates  from August 1992 through  April
1997.  Mr.  Baade joined Lord Abbett in 1998 and was a credit  analyst with  Greenwich  Street  Advisors  from 1990 until 1998.

         Pacific Investment  Management Company LLC ("PIMCO"),  840 Newport Center Drive, Suite 300, Newport Beach,
California  92660 serves as  Sub-advisor  for the AST PIMCO Total Return Bond  Portfolio  and the AST PIMCO Limited
Maturity  Bond  Portfolio.  PIMCO is an  investment  counseling  firm founded in 1971 and, as of December 31, 2001, had approximately $241.3 billion of assets under management.

         The portfolio  manager  responsible  for  management of the AST PIMCO Total Return Bond  Portfolio and the
AST PIMCO Limited  Maturity Bond Portfolio is William H. Gross.  Mr. Gross,  managing  director of PIMCO,  has been associated  with the firm since 1971,  and has  managed  each  Portfolio  since their  respective  commencement  of operations.

      Wells Capital Management,  Inc. ("Wells"),  525 Market Street, San Francisco,  CA 94105 serves as Sub-advisor for the AST Money Market  Portfolio.  Wells is a  wholly-owned  subsidiary of Wells Fargo & Co.,  which was founded in 1852 and, as of December 31, 2001, had approximately $[insert] billion in assets under management.

      The  co-portfolio  managers  responsible  for  management  of the AST  Money  Market  Portfolio  are David D.
Sylvester  and Laurie R. White.  Mr.  Sylvester,  Executive  Vice  President of Wells Capital and Head of Liquidity
Investments,  has over 25 years of  investment  experience  and has been  with  the firm  since  1979.  Ms.  White,
Executive Vice President of Wells  Capital,  has over 15 years of investment  experience and has been with the firm since  1991.  Mr.  Sylvester  and Ms.  White  have  managed  the  Portfolio  since  Wells  became  the  Portfolio's
Sub-advisor in September 2001.

Fees and Expenses:

         Investment  Management  Fees.  ASISI  receives a fee,  payable  each  month,  for the  performance  of its services.  ASISI pays each  Sub-advisor a portion of such fee for the performance of the  Sub-advisory  services at no additional  cost to any  Portfolio.  The Investment  Management  fee for each Portfolio will differ,  reflecting the differing  objectives,  policies and restrictions of each Portfolio.  Each Portfolio's fee is accrued daily for the purposes of determining  the sale and redemption  price of the Portfolio's  shares.  The fees paid to ASISI for the fiscal year ended  December  31, 2001 by each  Portfolio  that was in  operation  for that entire  fiscal year, stated as a percentage of the Portfolio's average daily net assets, were as follows:

Portfolio:                                                                               Annual Rate:
----------                                                                               ------------

AST DeAM International Equity Portfolio:                                                     1.00%
AST Scudder Japan Portfolio                                                                  1.00%
AST Strong International Equity Portfolio:                                                   0.87%
AST Janus Overseas Growth Portfolio:                                                         1.00%
AST American Century International Growth Portfolio:                                         1.00%
AST MFS Global Equity Portfolio                                                              1.00%
AST PBHG Small-Cap Growth Portfolio:                                                         0.90%
AST DeAM Small-Cap Growth Portfolio:                                                         0.95%
AST Federated Aggressive Growth Portfolio                                                    0.95%
AST Goldman Sachs Small-Cap Value Portfolio:                                                 0.95%
AST Gabelli Small-Cap Value Portfolio:                                                       0.90%
AST Janus Mid-Cap Portfolio                                                                  1.00%
AST Neuberger Berman Mid-Cap Growth Portfolio:                                               0.85%
AST Neuberger Berman Mid-Cap Value Portfolio:                                                0.82%
AST Gabelli All-Cap Value Portfolio                                                          0.95%
AST Kinetics Internet Portfolio                                                              1.00%
AST Alger All-Cap Growth Portfolio:                                                          0.95%
AST T. Rowe Price Natural Resources Portfolio:                                               0.90%
AST Alliance Growth Portfolio:                                                               1.00%
AST MFS Growth Portfolio                                                                     0.90%
AST Marsico Capital Growth Portfolio:                                                        0.90%
AST JanCap Growth Portfolio:                                                                 0.87%
AST DeAM Large-Cap Value Portfolio                                                           1.00%
AST Cohen & Steers Realty Portfolio:                                                         1.00%
AST Sanford Bernstein Managed Index 500 Portfolio:                                           0.60%
AST American Century Income & Growth Portfolio:                                              0.75%
AST Alliance Growth and Income Portfolio:                                                    0.75%
AST MFS Growth with Income Portfolio                                                         0.90%
AST INVESCO Equity Income Portfolio:                                                         0.75%
AST DeAM Global Allocation Portfolio:                                                        0.74%
AST American Century Strategic Balanced Portfolio:                                           0.85%
AST T. Rowe Price Asset Allocation Portfolio:                                                0.85%
AST T. Rowe Price Global Bond Portfolio:                                                     0.80%
AST Federated High Yield Portfolio:                                                          0.75%
AST Lord Abbett Bond-Debenture Portfolio                                                     0.80%
AST DeAM Bond Portfolio                                                                     Insert
AST PIMCO Total Return Bond Portfolio:                                                       0.65%
AST PIMCO Limited Maturity Bond Portfolio:                                                   0.65%
AST Money Market Portfolio:                                                                  0.45%

         The  investment  management  fee  rate  for  the AST  DeAM  Small-Cap  Value  Portfolio,  which  commenced operations  during  2002,  is an annual  rate of 0.95% of the  average  daily  net  assets  of the  Portfolio.  The investment  management fee rate for the AST DeAM Large-Cap  Growth  Portfolio,  which commenced  operations  during
2002, is an annual rate of 0.85% of the average daily net assets of the Portfolio.  The  investment  management fee rate for the AST DeAM Bond  Portfolio,  which  commenced  operations  during 2002, is an annual rate of [insert] of the average daily net assets of the Portfolio.  The investment  management fee rate for the AST  Alliance/Bernstein
Growth + Value Portfolio,  which commenced  operations during 2001, is an annual rate of 0.90% of the average daily net  assets  of the  Portfolio.  The  investment  management  fee rate for the AST  Sanford  Bernstein  Core  Value
Portfolio,  which commenced  operations  during 2001, is an annual rate of 0.75% of the average daily net assets of the Portfolio.

         For more information about investment  management fees,  including voluntary fee waivers and the fee rates applicable  at various  asset  levels,  and the fees payable by ASISI to each of the  Sub-advisors,  please see the
Trust's SAI under "Investment Advisory and Other Services."

         Other  Expenses.  In  addition  to  Investment  Management  fees,  each  Portfolio  pays  other  expenses, including  costs incurred in connection  with the  maintenance of its  securities law  registrations,  printing and mailing  prospectuses  and  statements of additional  information  to  shareholders,  certain  office and financial accounting  services,  taxes or  governmental  fees,  brokerage  commissions,  custodial,  transfer and shareholder servicing  agent  costs,  expenses of outside  counsel and  independent  accountants,  preparation  of  shareholder reports  and  expenses  of  trustee  and  shareholder  meetings.  The  Trust may also pay  Participating  Insurance
Companies for printing and delivery of certain documents  (including  prospectuses,  semi-annual and annual reports and any proxy  materials)  to holders of variable  annuity  contracts and variable life  insurance  policies  whose assets are invested in the Trust.  Expenses not directly  attributable to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the Portfolios.

         Distribution  Plan. The Trust has adopted a Distribution Plan (the  "Distribution  Plan") under Rule 12b-1 under the Investment  Company Act of 1940 to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an affiliate of
ASISI,  to  receive  brokerage  commissions  in  connection  with  purchases  and sales of  securities  held by the
Portfolios,  and to use these  commissions to promote the sale of shares of the Portfolios.  Under the Distribution
Plan,  transactions  for the purchase and sale of securities for a Portfolio may be directed to certain brokers for execution  ("clearing  brokers")  who  have  agreed  to pay part of the  brokerage  commissions  received  on these transactions  to ASM for  "introducing"  transactions to the clearing  broker.  In turn, ASM will use the brokerage commissions received as an introducing broker to pay various  distribution-related  expenses,  such as advertising, printing of sales  materials,  and  payments to dealers.  No Portfolio  will pay any new fees or charges  resulting from the  Distribution  Plan, nor is it expected that the brokerage  commissions  paid by a Portfolio will increase as the result of implementation of the Distribution Plan.

TAX MATTERS:

 .........Each  Portfolio  intends  to  distribute  substantially  all its net  investment  income.  Dividends  from investment  income are  expected  to be  declared  and  distributed  annually  (except in the case of the AST Money
Market  Portfolio,  where  dividends will be declared  daily and paid monthly),  although the Trustees of the Trust may decide to declare  dividends at other  intervals.  Similarly,  any net realized  long- and  short-term  capital gains of each  Portfolio will be declared and  distributed  at least  annually  either during or after the close of the Portfolio's  fiscal year.  Distributions  will be made to the various  separate  accounts of the  Participating
Insurance  Companies  and  to  qualified  plans  (not  to  holders  of  variable  insurance  contracts  or to  plan participants)  in the form of additional  shares (not in cash).  The result is that the  investment  performance of the  Portfolios,  either in the form of dividends or capital gains,  will be reflected in the value of the variable contracts or the qualified plans.

 .........Holders  of  variable  annuity   contracts  or  variable  life  insurance   policies  should  consult  the
prospectuses of their  respective  contracts or policies for information on the federal income tax  consequences to such holders,  and plan  participants  should consult any applicable  plan documents for information on the federal income  tax  consequences  to  such  participants.  In  addition,  variable  contract  owners  and  qualified  plan participants  may wish to consult  with their own tax advisors as to the tax  consequences  of  investments  in the
Trust, including the application of state and local taxes.

FINANCIAL HIGHLIGHTS:
The financial  highlights  table is intended to help you understand the Portfolios'  financial  performance for the past five years (or,  for  Portfolios  that have not been in  operation  for five years,  since their  inceptions).
Certain  information  reflects  financial  results for a single  Portfolio  share.  The total  returns in the table represent  the rate that an investor  would have earned or lost in a Portfolio.  The  information  has been audited by Deloitte & Touche LLP, the Trust's  independent  auditors.  The report of the independent  auditors,  along with the  Portfolios'  financial  statements,  are included in the annual reports of the separate  accounts  funding the variable annuity  contracts and variable life insurance  policies,  which are available without charge upon request to the Trust at One Corporate Drive, Shelton, Connecticut or by calling (800) 752-6342.

                                                  INCREASE (DECREASE) FROM
                                                           INVESTMENT OPERATIONS                            LESS DISTRIBUTIONS
                                            ----------------------------------------------------------------------------------------

                               NET ASSET      NET                                                                          NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED   TOTAL              END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS  DISTRIBUTIONS      OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----  -------------      ---------

AST Strong         12/31/01  $[insert]     $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
International Equity***
                   12/31/00     34.23         0.22       (8.09)        (7.87)     (0.07)       (4.26)        (4.33)          22.03
                   12/31/99      22.67          0.05        13.36        13.41            --     (1.85)       (1.85)         34.23
                   12/31/98      21.29          0.20         3.81         4.01        (0.67)     (1.96)       (2.63)         22.67
                   12/31/97      19.22          0.36         2.96         3.32        (0.30)     (0.95)       (1.25)         21.29

AST Alliance       12/31/01  $[insert]     $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Growth and Income+ 12/31/00      23.50          0.19         0.57         0.76        (0.23)     (2.65)       (2.88)         21.38
                   12/31/99      21.68          0.23         3.04         3.27        (0.25)     (1.20)       (1.45)         23.50
                   12/31/98      20.53          0.25         2.23         2.48        (0.25)     (1.08)       (1.33)         21.68
                   12/31/97      17.17          0.24         3.76         4.00        (0.23)     (0.41)       (0.64)         20.53

AST JanCap Growth  12/31/01  $[insert]     $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
12/31/00           55.21        (0.06)       (15.55)      (15.61)       (0.07)        (4.45)     (4.52)        35.08
                   12/31/99      37.00          0.05        19.65        19.70            --     (1.49)       (1.49)         55.21
                   12/31/98      23.15          0.04        15.10        15.14        (0.08)     (1.21)       (1.29)         37.00
                   12/31/97      18.79          0.06         5.16         5.22        (0.05)     (0.81)       (0.86)         23.15

AST Money Market++ 12/31/01  $[insert]     $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
                   12/31/00       1.00          0.06           --         0.06         0.06)         --       (0.06)          1.00
                   12/31/99       1.00          0.04           --         0.04        (0.04)         --       (0.04)          1.00
                   12/31/98       1.00          0.05           --         0.05        (0.05)         --       (0.05)          1.00
                   12/31/97       1.00          0.05           --         0.05        (0.05)         --       (0.05)          1.00

AST Neuberger Berman
                   12/31/01  $[insert]    $[insert]    $[insert]    $([insert]  $[insert]    $[insert]     $[insert]      $[insert]
Mid-Cap Value+++   12/31/00      13.32          0.02         3.60         3.62        (0.04)     (0.05)       (0.09)         16.85
                   12/31/99      13.16          0.10         0.60         0.70        (0.24)     (0.30)       (0.54)         13.32
                   12/31/98      15.15          0.21       (0.52)       (0.31)        (0.36)     (1.32)       (1.68)         13.16
                   12/31/97      12.83          0.32         2.87         3.19        (0.36)     (0.51)       (0.87)         15.15

AST DeAM Global    12/31/01  $[insert]     $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Allocation+*       12/31/00      15.24          0.34       (0.89)       (0.55)        (0.32)     (1.07)       (1.39)         13.30
                   12/31/99      14.13          0.32         2.30         2.62        (0.35)     (1.16)       (1.51)         15.24
                   12/31/98      13.64          0.34         1.31         1.65        (0.35)     (0.81)       (1.16)         14.13
                   12/31/97      13.19          0.33         1.85         2.18        (0.31)     (1.42)       (1.73)         13.64

-------------------------------------------------------------------------------------------------------------------
(1) Annualized.
* For 1999 and 2000, includes commissions received by American Skandia Marketing, Inc. under the Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
*** From May 4, 1999 to December 10, 2001 A I M Capital  Management,  Inc.  served as Sub-advisor to the AST Strong
International  Equity Portfolio (formerly,  the AST AIM International  Equity Portfolio).  From October 15, 1996 to
May 4, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor  to the Portfolio.  Prior to October 15,
1996,  Seligman Henderson Co. served as Sub-advisor to the Portfolio.  Strong Capital  Management,  Inc. has served as Sub-advisor to the Portfolio since December 10, 2001.
+ Prior to May 1, 2000,  Lord,  Abbett & Co. served as Sub-advisor to the AST Alliance Growth and Income  Portfolio
(formerly,  the AST Lord Abbett  Growth and Income  Portfolio).  Alliance  Capital  Management  L.P.  has served as
Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to September 22, 2001, J.P. Morgan Investment Management Inc. served as Sub-advisor to the Portfolio.
Wells Capital Management, Incorporated has served as Sub-advisor to the Portfolio since September 22, 2001.
+++ Prior to May 1, 1998,  Federated  Investment  Counseling  served as  Sub-advisor  to the AST  Neuberger  Berman
Mid-Cap Value Portfolio  (formerly,  the Federated Utility Income  Portfolio).  Neuberger Berman  Management,  Inc.
has served as Sub-advisor to the Portfolio since May 1, 1998.
+* From May 4, 1999 to May 1, 2002, A I M Capital  Management,  Inc.  served as  Sub-advisor to the AST DeAM Global
Allocation  Portfolio  (formerly,  the AST AIM Balanced  Portfolio).  From October 15, 1996 to May 4, 1999,  Putnam
Investment  Management,  Inc.  served  as  Sub-advisor  to the  Portfolio.  Prior  to  October  15,  1996,  Phoenix
Investment  Counsel,  Inc. served as Sub-advisor to the Portfolio.  Deutsche Asset  Management,  Inc. has served as
Sub-advisor to the Portfolio since May 1, 2002.

                                                                            RATIOS OF EXPENSES
               SUPPLEMENTAL DATA                                            TO AVERAGE NET ASSETS*
    --------------------------------------------                   ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY        RATIO OF NET
                 NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER       INVESTMENT INCOME
TOTAL            END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE      (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------             ----------

[insert]        $[insert]               [insert]                      [insert]            [insert]              [insert]
(26.53%)          637,131                    86%                      1.16%                  1.16%                  0.63%
  64.13%          770,512                   159%                      1.18%                  1.18%                  0.18%
  20.10%          497,461                   117%                      1.13%                  1.13%                  0.69%
  18.15%          412,270                   116%                      1.15%                  1.15%                  1.04%

[insert]        $[insert]               [insert]                      [insert]            [insert]              [insert]
   5.52%        1,595,755                   144%                      1.05%                  1.06%                  0.96%
  16.09%        1,498,306                    69%                      0.92%                  0.94%                  1.09%
  12.48%        1,181,909                    78%                      0.91%                  0.91%                  1.32%
  23.92%          936,986                    41%                      0.93%                  0.93%                  1.60%

[insert]        $[insert]               [insert]                    [insert]               [insert]             [insert]
 (30.97%)       4,262,410                    34%                      1.00%                 1.04%                  (0.13%)
  55.01%        5,923,778                    35%                      1.00%                 1.04%                   0.12%
  68.26%        3,255,658                    42%                      1.02%                 1.04%                   0.16%
  28.66%        1,511,602                    94%                      1.07%                 1.08%                   0.24%

[insert]        $[insert]               [insert]                      [insert]               [insert]            [insert]
    6.07%       2,244,193                   N/A                       0.60%                 0.65%                   5.93%
    4.60%       2,409,157                   N/A                       0.60%                 0.65%                   4.52%
    5.14%         967,733                   N/A                       0.60%                 0.66%                   4.99%
    5.18%         759,888                   N/A                       0.60%                 0.69%                   5.06%

[insert]        $[insert]               [insert]                      [insert]               [insert]            [insert]
  27.49%          978,649                   220%                      1.24%                 1.24%                  0.19%
   5.67%          664,383                   176%                      1.13%                 1.13%                  0.39%
  (2.33%)         271,968                   208%                      1.05%                 1.05%                  1.83%
  26.42%          201,143                    91%                      0.90%                 0.90%                  3.34%

[insert]        $[insert]               [insert]                      [insert]               [insert]           [insert]
 (4.36%)          622,641                    60%                      0.95%                 0.95%                  2.70%
   20.85%         499,571                   154%                      1.00%                 1.00%                  2.37%
   12.86%         409,335                   139%                      1.00%                 1.00%                  2.55%
   18.28%         357,591                   170%                      1.03%                 1.03%                  2.81%

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  INCREASE (DECREASE) FROM
                                                          INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                            ------------------------------------     ------------------------------
                               NET ASSET      NET                                                                          NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED   TOTAL              END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS  DISTRIBUTIONS      OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----  -------------      ---------

AST Federated High Yield
                      12/31/01  $[insert]  $[insert]   $[insert]    $([insert]  $[insert]    $[insert]     $[insert]      $[insert]
                      12/31/00    11.92         1.18       (2.23)         (1.05)      (1.16)   0.00           (1.16)          9.71
                      12/31/99    12.65         1.03       (0.77)           0.26      (0.91)     (0.08)       (0.99)         11.92
                      12/31/98    13.11         0.91       (0.57)           0.34      (0.76)     (0.04)       (0.80)         12.65
                      12/31/97    12.13         0.75         0.83           1.58      (0.54)     (0.06)       (0.60)         13.11

AST T. Rowe Price     12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Asset Allocation      12/31/00    18.86         0.52       (0.63)         (0.11)      (0.45)     (0.18)       (0.63)        $18.12
                      12/31/99    17.47         0.44         1.32           1.76      (0.36)     (0.01)       (0.37)         18.86
                      12/31/98    15.13         0.35         2.38           2.73      (0.33)     (0.06)       (0.39)         17.47
                      12/31/97    13.27         0.33         2.03           2.36      (0.26)     (0.24)       (0.50)         15.13

AST PIMCO Total       12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Return Bond           12/31/00    10.99         0.65         0.56           1.21      (0.60)         --       (0.60)         11.60
                      12/31/99    12.02         0.58       (0.71)         (0.13)      (0.52)     (0.38)       (0.90)         10.99
                      12/31/98    11.72         0.49         0.56           1.05      (0.51)     (0.24)       (0.75)         12.02
                      12/31/97    11.11         0.48         0.58           1.06      (0.45)         --       (0.45)         11.72

AST INVESCO Equity    12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Income                12/31/00    18.65         0.38         0.32           0.70      (0.36)     (1.40)       (1.76)         17.59
                      12/31/99    17.50         0.36         1.61           1.97      (0.32)     (0.50)       (0.82)         18.65
                      12/31/98    16.51         0.31         1.81           2.12      (0.32)     (0.81)       (1.13)         17.50
                      12/31/97    13.99         0.31         2.84           3.15      (0.26)     (0.37)       (0.63)         16.51

AST PBHG Small-Cap    12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Growth**              12/31/00    42.61       (0.22)      (18.08)        (18.30)          --     (4.01)       (4.01)         20.30
                      12/31/99    17.61       (0.03)        25.03          25.00          --         --           --         42.61
                      12/31/98    17.81       (0.08)         0.73           0.65          --     (0.85)       (0.85)         17.61
                      12/31/97    16.80       (0.05)         1.06           1.01          --         --           --         17.81

AST T. Rowe Price     12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Global Bond+          12/31/00     9.60         0.48       (0.53)         (0.05)      (0.15)         --       (0.15)          9.40
                      12/31/99    11.46         0.33       (1.25)         (0.92)      (0.71)     (0.23)       (0.94)          9.60
                      12/31/98    10.11         0.52         0.94           1.46      (0.03)     (0.08)       (0.11)         11.46
                      12/31/97    10.90         0.20       (0.57)         (0.37)      (0.16)     (0.26)       (0.42)         10.11

-------------------------------------------------------------------------------------------------------------------
(1) Annualized.
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under
"Management of the Trust - Distribution Plan".
** From January 1, 1999 to September 14, 2001,  Janus Capital  Corporation  served as  Sub-advisor  to the AST PBHG
Small-Cap  Growth  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth  Portfolio).  Prior to  January 1, 1999,
Founders  Asset  Management LLC served as  Sub-advisor  to the  Portfolio.  Pilgrim  Baxter & Associates,  Ltd. has
served as Sub-advisor to the Portfolio since September 17, 2001.
+  Prior to May 1, 2000, the AST T. Rowe Price Global Bond Portfolio was known as the AST T. Rowe Price
International Bond Portfolio.

                                                                            RATIOS OF EXPENSES
                           SUPPLEMENTAL DATA                                   TO AVERAGE NET ASSETS*
    --------------------------------------------                   ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY        RATIO OF NET
                 NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER       INVESTMENT INCOME
TOTAL            END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE      (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------             ----------

[insert]        $[insert]               [insert]                      [insert]            [insert]              [insert]
  (9.69%)         497,882                    20%                       0.96%                0.96%                 10.36%
    2.00%         623,788                    39%                       0.94%                0.94%                  9.09%
    2.61%         595,680                    36%                       0.95%                0.95%                  8.64%
  13.59%          434,420                    28%                       0.98%                0.98%                  8.83%

[insert]        $[insert]               [insert]                      [insert]               [insert]
[insert]
 (0.48%)                                 395,375                         43%                1.08%                  1.08%
2.64%
  10.28%                                 447,542                         17%                1.07%                  1.07%
2.65%
  18.36%                                 344,197                          8%                1.09%                  1.09%
2.70%
  18.40%                                 213,075                         10%                1.13%                  1.13%
2.95%

[insert]        $[insert]               [insert]                     [insert]              [insert]             [insert]
  11.57%        1,258,218                   365%                       0.82%                0.82%                  6.14%
  (1.09%)       1,005,763                   227%                       0.82%                0.82%                  5.46%
     9.46%        896,497                   231%                       0.83%                0.83%                  5.24%
     9.87%        572,100                   320%                       0.86%                0.86%                  5.56%

[insert]        $[insert]               [insert]                    [insert]             [insert]               [insert]
     4.74%      1,173,070                    55%                       0.94%                0.95%                  2.25%
   11.74%       1,048,064                    76%                       0.93%                0.93%                  2.10%
   13.34%         831,482                    67%                       0.93%                0.93%                  2.17%
   23.33%         602,105                    73%                       0.95%                0.95%                  2.54%

[insert]        $[insert]               [insert]                    [insert]             [insert]               [insert]
 (48.16%)         592,038                    85%                       1.07%                1.07%                (0.54%)
  141.96%       1,443,211                   116%                       1.08%                1.08%                (0.46%)
    3.49%         285,847                   100%                       1.12%                1.12%                (0.53%)
    6.01%         278,258                    77%                       1.13%                1.13%                (0.32%)

[insert]        $[insert]               [insert]                    [insert]             [insert]               [insert]
   (0.45%)        122,200                   171%                       1.12%                1.12%                  4.35%
   (8.33%)        138,144                   106%                       1.11%                1.11%                  3.51%
   14.72%         147,973                   136%                       1.11%                1.11%                  4.78%
   (3.42%)        130,408                   173%                       1.11%                1.11%                  4.73%

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                     INCREASE (DECREASE) FROM
                                                      INVESTMENT OPERATIONS                      LESS
                                            -----------------------------------------   ---------------------------
DISTRIBUTIONS
--------------------------------------------
                               NET ASSET      NET                                                                          NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED   TOTAL              END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS  DISTRIBUTIONS      OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----  -------------      ---------

AST Neuberger Berman  12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Mid-Cap Growth**      12/31/00    24.03        (0.04)      (1.74)         (1.78)          --      (0.62)       (0.62)        21.63
                      12/31/99    17.26        (0.11)        8.21           8.10          --      (1.33)       (1.33)        24.03
                      12/31/98    16.61        (0.05)        3.31           3.26      (0.01)      (2.60)       (2.61)        17.26
                      12/31/97    14.39          0.01        2.36           2.37      (0.02)      (0.13)       (0.15)        16.61

AST DeAM              12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
International Equity***
                      12/31/00    24.63       (0.07)        (5.10)         (5.17)         --      (4.55)       (4.55)       $14.91
                      12/31/99    13.04        (0.07)       11.72          11.65      (0.03)      (0.03)       (0.06)        24.63
                      12/31/98    11.78          0.05        1.24           1.29      (0.03)          --       (0.03)        13.04
                      12/31/97    11.63          0.03        0.21           0.24      (0.08)      (0.01)       (0.09)        11.78

AST T. Rowe Price     12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Natural Resources     12/31/00    13.16          0.17        3.31           3.48      (0.14)          --       (0.14)       $16.50
                      12/31/99    11.97          0.14        2.67           2.81      (0.18)      (1.44)       (1.62)        13.16
                      12/31/98    14.57          0.19      (1.78)         (1.59)      (0.14)      (0.87)       (1.01)        11.97
                      12/31/97    14.47          0.14        0.35           0.49      (0.07)      (0.32)       (0.39)        14.57

AST PIMCO Limited     12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Maturity Bond         12/31/00    10.84          0.68        0.17           0.85      (0.62)          --       (0.62)       $11.07
                      12/31/99    11.08          0.59      (0.22)           0.37      (0.61)          --       (0.61)        10.84
                      12/31/98    11.02          0.56        0.03           0.59      (0.53)          --       (0.53)        11.08
                      12/31/97    10.81          0.55        0.22           0.77      (0.56)          --       (0.56)        11.02

AST Alliance Growth+  12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
                      12/31/00    18.95            --      (2.24)         (2.24)          --      (1.56)       (1.56)       $15.15
                      12/31/99    16.07        (0.07)        4.85           4.78          --      (1.90)       (1.90)        18.95
                      12/31/98    12.62        (0.10)        3.55           3.45          --          --           --        16.07
                      12/31/97    10.99        (0.05)        1.68           1.63          --          --           --        12.62

AST Janus Overseas    12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Growth                12/31/00    25.10        (0.04)      (6.03)         (6.07)      (0.13)      (0.18)       (0.31)       $18.72
                      12/31/99    13.74        (0.03)       11.39          11.36          --          --           --        25.10
                      12/31/98    11.87          0.04        1.88           1.92      (0.05)          --       (0.05)        13.74
                      12/31/97(2) 10.00          0.02        1.85           1.87          --          --           --        11.87

AST American Century  12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Income & Growth++     12/31/00   $15.65         $0.07     $(1.74)        $(1.67)     $(0.08)     $(0.88)      $(0.96)       $13.02
                      12/31/99    13.47          0.09        2.84           2.93      (0.11)      (0.64)       (0.75)        15.65
                      12/31/98    12.23          0.11        1.38           1.49      (0.07)      (0.18)       (0.25)        13.47
                      12/31/97(2) 10.00          0.07        2.16           2.23          --          --           --        12.23

AST American Century  12/31/01$[insert]    $[insert]    $[insert]   $([insert]     $[insert]  $[insert]    $[insert]     $[insert]
Strategic Balanced    12/31/00   $15.30         $0.32     $(0.81)        $(0.49)     $(0.23)     $(0.88)      $(1.11)       $13.70
                      12/31/99    13.66          0.20        1.56           1.76      (0.12)          --       (0.12)        15.30
                      12/31/98    11.34          0.11        2.29           2.40      (0.08)          --       (0.08)        13.66
                      12/31/97(2) 10.00          0.11        1.23           1.34          --          --           --        11.34

-------------------------------------------------------------------------------------------------------------------
(1) Annualized.
 (2) Commenced operations on January 2, 1997.
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Prior to May 1, 1998, Berger  Associates,  Inc. served as Sub-advisor to the AST Neuberger Berman Mid-Cap Growth
Portfolio  (formerly,  the Berger  Capital  Growth  Portfolio).  Neuberger  Berman  Management  Inc.  has served as
Sub-advisor to the Portfolio since May 1, 1998.
*** Prior to May 1, 2002,  Founders Asset  Management,  Inc.  served as  Sub-advisor to the AST DeAM  International
Equity  Portfolio  (formerly,  the Founders  Passport  Portfolio).  Deutsche  Asset  Management  Inc. has served as
Sub-advisor to the Portfolio since May 1, 2002.
+ From  December 31, 1998 to April 30,  2000,  OppenheimerFunds,  Inc.  served as  Sub-advisor  to the AST Alliance
Growth  Portfolio  (formerly,  the AST  Oppenheimer  Large-Cap  Growth  Portfolio).  Prior to  December  31,  1998,
Robertson  Stephens  & Company  Investment  Management,  L.P.  served as  Sub-advisor  to the  Portfolio.  Alliance
Capital Management L.P. has served as Sub-advisor to the Portfolio since May 1, 2000.
++ Prior to May 4, 1999,  Putnam  Investment  Management,  Inc.  served as Sub-advisor to the AST American  Century
Income & Growth  Portfolio  (formerly,  the AST  Putnam  Value  Growth  and  Income  Portfolio).  American  Century
Investment Management, Inc. has served as Sub-advisor to the Portfolio since May 4, 1999.

                                                                            RATIOS OF EXPENSES
              SUPPLEMENTAL DATA_                                           TO AVERAGE NET ASSETS*
    -------------------------------------------                    ----------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY        RATIO OF NET
                 NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER       INVESTMENT INCOME
TOTAL            END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE      (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------             ----------

[insert]             $[insert]         [insert]                       [insert]             [insert])              [insert]
  (8.07%)              719,405             121%                         1.09%                1.09%                 (0.55%)
   51.37%              394,325             148%                         1.13%                1.13%                 (0.71%)
   20.65%              261,792             228%                         1.07%                1.07%                 (0.34%)
   16.68%              185,050             305%                         0.99%                0.99%                  0.07%

[insert]             $[insert]         [insert]                       [insert]             [insert])              [insert]
 (30.28%)              276,037             514%                         1.34%                1.38%                 (0.44%)
   89.71%              217,397             309%                         1.29%                1.29%                 (0.54%)
   10.92%              119,997              46%                         1.30%                1.30%                  0.32%
     2.03%             117,938              73%                         1.35%                1.35%                  0.43%

[insert]             $[insert]         [insert]                       [insert]             [insert])             [insert]
   26.79%              134,644              96%                         1.14%                1.20%                  1.13%
   28.11%              102,225              72%                         1.16%                1.16%                  1.11%
 (11.83%)               74,126              55%                         1.16%                1.16%                  1.14%
     3.39%             111,954              44%                         1.16%                1.16%                  0.98%

[insert]             $[insert]         [insert]                       [insert]             [insert])             [insert]
     8.43%             417,842             171%                         0.87%                0.87%                  6.14%
     3.37%             406,604             178%                         0.86%                0.86%                  5.51%
     5.72%             349,707             263%                         0.86%                0.86%                  5.70%
     7.46%             288,642              54%                         0.88%                0.88%                  5.71%

[insert]             $[insert]         [insert]                       [insert]             [insert])             [insert]
 (13.74)%              467,362             135%                         1.16%                1.16%                 (0.46%)
   33.91%              364,454             316%                         1.11%                1.11%                 (0.50%)
   27.34%              300,924             252%                         1.22%                1.22%                 (0.70%)
   14.83%              235,648             219%                         1.23%                1.23%                 (0.59%)

[insert]             $[insert]         [insert]                       [insert]             [insert])              [insert]
 (24.62%)            1,094,019              75%                         1.18%                1.19%                 (0.02%)
   82.68%            1,551,045              76%                         1.23%                1.23%                 (0.18%)
   16.22%              607,206              97%                         1.27%                1.27%                  0.32%

[insert]             $[insert]         [insert]                       [insert]             [insert]               [insert]
 (10.77%)              487,880              61%                         0.94%                0.94%                  0.68%
   22.98%              360,630             125%                         0.98%                0.98%                  0.86%
   12.27%              189,871              87%                         1.00%                1.00%                  1.05%

[insert]             $[insert]         [insert]                       [insert]             [insert])              [insert]
  (3.11%)              217,483             125%                         1.10%                1.10%                  2.23%
   12.97%              216,748             104%                         1.10%                1.10%                  1.93%
   21.29%               91,043              95%                         1.16%                1.13%                  1.68%

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------
                               NET ASSET      NET                                                                          NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED   TOTAL              END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS  DISTRIBUTIONS      OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----  -------------      ---------

AST American Century    12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
International Growth    12/31/00  22.40         0.03       (3.45)         (3.42)        --        (0.82)     $(0.82)       $18.16
                        12/31/99  13.66       (0.04)         8.88           8.84        --        (0.10)      (0.10)        22.40
                        12/31/98  11.52         0.03         2.12           2.15    (0.01)            --      (0.01)        13.66
                        12/31/97(4)10.00      (0.03)         1.55           1.52        --            --          --        11.52

AST Gabelli Small-Cap   12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Value***                12/31/00  11.39         0.10         2.23           2.23    (0.07)        (0.63)     $(0.70)       $13.02
                        12/31/99  11.44         0.08       (0.03)           0.05    (0.10)            --      (0.10)        11.39
                        12/31/98  12.88         0.09       (1.42)         (1.33)    (0.05)        (0.06)      (0.11)        11.44
                        12/31/97(4)10.00        0.06         2.82           2.88        --            --          --        12.88

AST Marsico Capital Growth
                        12/31/01 $[insert]   $[insert]    $[insert]$   ([insert]     $[insert]   $[insert]    $[insert]  $[insert]
                        12/31/00  21.63       (0.01)       (3.00)         (3.01)        --        (0.52)      (0.52)        18.10
                        12/31/99  14.20       (0.03)         7.48           7.45    (0.01)        (0.01)      (0.02)        21.63
                        12/31/98  10.03           --         4.17           4.17        --            --          --        14.20
                        12/31/97(5)10.00        0.01         0.02           0.03        --            --          --        10.03

AST Cohen & Steers Realty
                        12/31/01 $[insert]   $[insert]    $[insert]$   ([insert]   $[insert]   $[insert]    $[insert]   $[insert]
                        12/31/00   8.36         0.32         1.78           2.10    (0.28)            --      (0.28)        10.18
                        12/31/99   8.41         0.33       (0.15)           0.18    (0.23)            --      (0.23)         8.36
                        12/31/98(6)10.00        0.28       (1.87)         (1.59)        --            --          --         8.41

AST Goldman Sachs       12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Small-Cap Value+        12/31/00  10.87         0.01         3.67           3.68        --            --          --        14.55
                        12/31/99   9.99       (0.03)         0.91           0.88        --            --          --        10.87
                        12/31/98(6)10.00      (0.01)           --         (0.01)        --            --          --         9.99

AST Sanford Bernstein   12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Managed Index 500++     12/31/00  14.96         0.10       (1.40)         (1.30)    (0.08)        (0.95)      (1.03)        12.63
                        12/31/99  12.78         0.08         2.56           2.64    (0.06)        (0.40)      (0.46)        14.96
                        12/31/98(6)10.00        0.06         2.72           2.78        --            --          --        12.78

AST DeAM Small-Cap      12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Growth+++               12/31/00  15.59       (0.08)       (2.90)         (2.98)        --        (0.89)      (0.89)        11.72
                        12/31/99(7)10.00      (0.05)         5.64           5.59        --            --          --        15.59

AST MFS Global Equity   12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
                        12/31/00  11.03         0.01       (0.79)         (0.78)    (0.01)        (0.01)      (0.02)        10.23
                        12/31/99(8)10.00        0.01         1.02           1.03        --            --          --        11.03

-------------------------------------------------------------------------------------------------------------------
(1) Annualized.
(4) Commenced operations on January 2, 1997.
(5) Commenced operations on December 22, 1997.
(6) Commenced operations on January 2, 1998.
(7) Commenced operations on January 4, 1999.
(8) Commenced operations on October 18, 1999.
* For 1999 and 2000,  includes  commissions  received  by  American  Skandia  Marketing,  Inc.  under  the  Trust's
Distribution Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
*** Prior to October 23, 2000, T. Rowe Price  Associates,  Inc. served as Sub-advisor to the AST Gabelli  Small-Cap
Value  Portfolio  (formerly,  the AST T. Rowe Price Small  Company  Value  Portfolio).  GAMCO  Investors,  Inc. has
served as Sub-advisor to the Portfolio since October 23, 2000.
+ Prior to May 1,  2001,  Lord,  Abbett & Co.  served as  Sub-advisor  to the AST  Goldman  Sachs  Small-Cap  Value
Portfolio  (formerly,  the AST Lord Abbett Small Cap Value  Portfolio).  Goldman Sachs Asset  Management has served as Sub-advisor to the Portfolio since May 1, 2001.
++ Prior to May 1, 2000,  Bankers Trust Company served as Sub-advisor  to the AST Sanford  Bernstein  Managed Index
500  Portfolio  (formerly,  the AST Bankers  Trust Managed  Index 500  Portfolio).  Sanford C.  Bernstein & Co. has
served as Sub-advisor to the Portfolio since May 1, 2000.
+++ Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc. served as Sub-advisor to the AST DeAM Small-Cap
Growth Portfolio  (formerly,  the AST Scudder  Small-Cap Growth  Portfolio).  Deutsche Asset  Management,  Inc. has
served as Sub-advisor to the Portfolio since December 10, 2001.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY        RATIO OF NET
                 NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER       INVESTMENT INCOME
TOTAL            END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE      (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------             ----------

[insert]         $[insert]              [insert]                    [insert]             [insert])                [insert]
  (16.10%)         332,504                  126%                        1.27%                1.27%                 (0.04%)
   65.20%          154,226                  112%                        1.50%                1.50%                 (0.32%)
   18.68%           77,733                  220%                        1.65%                1.65%                  0.10%
   15.10%           33,125                  171%                        1.75%(1)             1.75%(1)              (0.58%)(1)

[insert]         $[insert]              [insert]                    [insert]             [insert])               [insert]
   21.86%          333,586                   88%                        1.12%                1.12%                  0.87%
     0.58%         261,493                   26%                        1.11%                1.11%                  0.64%
 (10.53%)          304,072                   10%                        1.11%                1.11%                  0.93%
   28.80%          199,896                    7%                        1.16%(1)             1.16%(1)               1.20%(1)
[insert]         $[insert]              [insert]                    [insert]             [insert])               [insert]
  (14.25%)       1,770,849                  118%                        1.04%                1.06%                (0.09)%
   52.58%        1,723,736                  115%                        1.08%                1.08%                (0.25%)
   41.59%          594,966                  213%                        1.11%                1.11%                 0.16%
    0.30%            7,299                    --                        1.00%(1)             1.00%(1)              3.62%(1)

[insert]         $[insert]              [insert]                    [insert]             [insert])               [insert]
   26.19%          132,486                   59%                        1.28%                1.28%                 5.21%
     2.26%          56,697                   51%                        1.27%                1.27%                 4.95%
 (16.00%)           33,025                   18%                        1.30%(1)             1.30%(1)              5.02%(1)

[insert]         $[insert]              [insert]                     [insert]             [insert])              [insert]
   33.85%          227,759                   67%                        1.15%                1.15%                (0.13)%
     8.81%          74,192                   85%                        1.24%                1.24%                (0.36%)
   (0.10%)          41,788                   58%                        1.31%(1)             1.31%(1)             (0.21%)(1)

[insert]         $[insert]              [insert]                     [insert]             [insert])              [insert]
  (8.82%)          704,897                   84%                        0.78%                0.78%                 0.84%
   21.23%          633,567                  101%                        0.79%                0.77%                 0.74%
   27.90%          289,551                  162%                        0.80%(1)             0.86%(1)              1.07%(1)

[insert]         $[insert]              [insert]                     [insert]             [insert])              [insert]
  (20.95%)         791,839                  136%                        1.13%                1.13%                (0.67%)
   55.90%          841,984                  133%                        1.14%(1)             1.14%(1)             (0.67%)(1)

[insert]         $[insert]              [insert]                      [insert]             [insert])             [insert]
  (7.19%)           29,514                  100%                        1.56%                1.87%                 0.08%
   10.40%            1,291                  142%                        1.75%(1)             2.11%(1)              0.75%(1)

-------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                  INCREASE (DECREASE) FROM
                                                     INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                            -------------------------------------    ------------------------------
                               NET ASSET      NET                                                                          NET ASSET
                                VALUE      INVESTMENT   NET REALIZED   TOTAL FROM    FROM NET   FROM NET                     VALUE
                   PERIOD      BEGINNING     INCOME    & UNREALIZED    INVESTMENT   INVESTMENT  REALIZED   TOTAL              END
PORTFOLIO          ENDED        OF PERIOD      (LOSS)     GAIN (LOSS)   OPERATIONS   INCOME      GAINS  DISTRIBUTIONS      OF PERIOD
---------          -----        ---------      ------     -----------   ----------   ------      -----  -------------      ---------
AST MFS Growth          12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
                        12/31/00  11.30         0.01       (0.75)         (0.74)        --            --          --        10.56
                        12/31/99(8)10.00        0.01         1.29           1.30        --            --          --        11.30

AST MFS                 12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Growth with Income      12/31/00  10.52         0.03       (0.01)           0.02    (0.01)            --      (0.01)        10.53
                        12/31/99(8)10.00        0.01         0.51           0.52        --            --          --        10.52

AST Alger All-Cap       12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Growth                  12/31/00(9)10.00  $       --       (3.16)          3.16)        --            --          --         6.84

AST Janus Mid-Cap       12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Growth                  12/31/00(10)10.00       0.01       (3.37)         (3.36)        --            --          --         6.64

AST Federated Aggressive
                        12/31/01 $[insert] $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert    ]$[insert]
Growth                  12/31/00(11)10.00       0.01       (0.91)         (0.90)        --            --          --         9.10

AST Gabelli All-Cap     12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Value                   12/31/00(11)10.00       0.03         0.06           0.09        --            --          --        10.09

AST DeAM Large-Cap      12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Value**                 12/31/00(11)10.00       0.03       (0.18)         (0.15)        --            --          --         9.85

AST Kinetics Internet   12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
                        12/31/00(11)10.00     (0.01)       (1.96)         (1.97)        --            --          --         8.03

AST Lord Abbett Bond    12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Debenture               12/31/00(11)10.00       0.02         0.13           0.15        --            --          --        10.15

AST Scudder Japan       12/31/01$[insert]  $[insert]    $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
                    12/31/00(11)  10.00       (0.01)       (1.71)         (1.72)    (0.01)            --      (0.01)         8.27

AST Alliance/Bernstein  12/31/01(12)$[insert]$[insert]  $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Growth + Value

AST Sanford Bernstein   12/31/01(12)$[insert]$[insert]  $[insert]     $([insert] $[insert]     $[insert]   $[insert]    $[insert]
Core Value

(1) Annualized.
(8) Commenced operations on October 18, 1999.
(9) Commenced operations on December 31, 1999.
(10) Commenced operations on May 1, 2000.
(11) Commenced operations on October 23, 2001.
(12) Commenced operations on May 1, 2001.
* Includes  commissions  received by American  Skandia  Marketing,  Inc.  under the Trust's  Distribution  Plan, as described in this Prospectus under "Management of the Trust - Distribution Plan".
** Prior to May 1,  2002,  Janus  Capital  Corporation  served  as  Sub-advisor  to the AST  DeaM  Large-Cap  Value
Portfolio  (formerly,  the AST Janus  Strategic Value  Portfolio).  Deutsche Asset  Management,  Inc. has served as
Sub-advisor to the Portfolio since May 1, 2002.

                                                                            RATIOS OF EXPENSES
           SUPPLEMENTAL DATA                                                  TO AVERAGE NET ASSETS*
    ----------------------------------------                       ---------------------------------------

                                                                 AFTER ADVISORY       BEFORE ADVISORY        RATIO OF NET
                 NET ASSETS AT            PORTFOLIO                 FEE WAIVER           FEE WAIVER       INVESTMENT INCOME
TOTAL            END OF PERIOD            TURNOVER                  AND EXPENSE          AND EXPENSE      (LOSS) TO AVERAGE
RETURN            (IN 000'S)               RATE                  REIMBURSEMENT         REIMBURSEMENT            NET ASSETS
------            ----------               ----                  -------------         -------------             ----------

[insert]         $[insert]              [insert]                   [insert]             [insert]                  [insert]
  (6.53%)           82,051                  243%                        1.20%                1.23%                  0.08%
   13.00%            4,868                   60%                        1.35%(1)             1.35%(1)               0.76%(1)

[insert]         $[insert]              [insert]                   [insert]             [insert]                  [insert]
     1.19%          77,618                   62%                        1.23%                1.26%                  0.34%
     5.20%           8,757                    6%                        1.23%(1)             1.23%(1)               1.45%(1)

[insert]         $[insert]              [insert]                      [insert]               [insert]                [insert]
  (31.60%)         205,079                  123%                      1.24%(1)               1.23%(1)                (0.05%)(1)

   [insert]      $[insert]              [insert]                    [insert]           [insert]                    [insert]
   (33.60%)         65,098                   55%                      1.28%                  1.28%                  1.18%

   [insert]      $[insert]              [insert]                      [insert]               [insert]                [insert]
   (9.00%)          $1,938                   49%                      1.35%(1)               7.22%(1)                2.67%(1)

   [insert]      $[insert]              [insert]                      [insert]               [insert]               [insert]
    0.90%           $14,165                   31%                      1.45%(1)               1.59%(1)                2.71%(1)

-------------------------------------------------------------------------------------------------------------------

   [insert]                            $[insert]                      [insert]               [insert]
[insert]                                [insert]

   (1.50%)           6,351                    1%                      1.35%(1)               2.41%(1)                3.39%(1)

   [insert]      $[insert]              [insert]                      [insert]               [insert]                [insert]

(19.70%)              $955                   14%                      1.40%(1)               5.34%(1)                (0.67%)(1)

   [insert]      $[insert]              [insert]                      [insert]               [insert]                [insert]

1.50%               $6,783                    9%                      1.20%(1)               3.07%(1)                4.39%(1)

   [insert]      $[insert]              [insert]                      [insert]               [insert]                [insert]

   (17.26%)          3,183                   89%                      1.75%(1)               2.78%(1)                (0.26%)(1)

   [insert]      $[insert]              [insert]                      [insert]               [insert]                [insert]

   [insert]      $[insert]              [insert]                      [insert]               [insert]                [insert]

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

 .........The following is a description  of certain  securities  and  investment  methods that the  Portfolios  may invest in or use, and certain of the risks  associated  with such  securities and investment  methods.  The primary investment  focus of each Portfolio is described  above under  "Investment  Objective and Policies" and an investor should  refer to that  section to obtain  information  about  each  Portfolio.  In  general,  whether a  particular
Portfolio  may invest in a specific  type of  security or use an  investment  method is  described  above or in the
Trust's SAI under  "Investment  Objectives  and  Policies."  As noted  below,  however,  certain  risk  factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

 .........To the extent permitted by the investment  objectives and policies of a Portfolio,  a Portfolio may invest in securities and other  instruments  that are commonly  referred to as  "derivatives."  For instance,  a Portfolio may  purchase  and write  (sell) call and put options on  securities,  securities  indices and foreign  currencies, enter into futures contracts and use options on futures  contracts,  and enter into swap agreements with respect to foreign currencies,  interest rates, and securities indices. In general,  derivative  instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

 .........There  are  many  types  of  derivatives  and  many  different  ways to use  them.  Some  derivatives  and derivative  strategies  involve  very little risk,  while  others can be extremely  risky and can lead to losses in excess of the amount  invested in the  derivative.  A Portfolio may use  derivatives  to hedge  against  changes in interest rates,  foreign currency exchange rates or securities  prices, to generate income, as a low cost method of gaining exposure to a particular  securities  market without investing  directly in those securities,  or for other reasons.

 .........The use of these strategies  involves  certain special risks,  including the risk that the price movements of derivative  instruments  will not correspond  exactly with those of the investments from which they are derived.
In addition,  strategies  involving  derivative  instruments  that are intended to reduce the risk of loss can also reduce the  opportunity  for gain.  Furthermore,  regulatory  requirements  for a Portfolio  to set aside assets to meet its  obligations  with  respect to  derivatives  may result in a  Portfolio  being  unable to purchase or sell securities  when it would  otherwise  be  favorable  to do so, or in a Portfolio  needing to sell  securities  at a disadvantageous  time. A Portfolio may also be unable to close out its  derivatives  positions when desired.  There is no assurance that a Portfolio will engage in derivative  transactions.  Certain derivative  instruments and some of their risks are described in more detail below.

 .........Options.  Most of the  Portfolios  may  purchase  or  write  (sell)  call or put  options  on  securities, financial  indices or  currencies.  The  purchaser  of an option on a security  or  currency  obtains  the right to purchase  (in the case of a call  option) or sell (in the case of a put  option)  the  security  or  currency  at a specified  price  within a limited  period of time.  Upon  exercise by the  purchaser,  the writer  (seller) of the option  has the  obligation  to buy or  sell  the  underlying  security  at the  exercise  price.  An  option  on a securities  index is similar to an option on an individual  security,  except that the value of the option  depends on the value of the securities comprising the index, and all settlements are made in cash.

 .........A  Portfolio  will pay a premium to the party  writing the option when it  purchases  an option.  In order for a call option  purchased by a Portfolio to be  profitable,  the market price of the  underlying  security  must rise sufficiently  above the exercise price to cover the premium and other transaction costs.  Similarly,  in order for a put option to be profitable,  the market price of the  underlying  security must decline  sufficiently  below the exercise price to cover the premium and other transaction costs.

 .........Generally,  the Portfolios will write call options only if they are covered (i.e.,  the Portfolio owns the security  subject  to the  option or has the right to  acquire  it  without  additional  cost).  By  writing a call option,  a Portfolio  assumes  the risk that it may be  required  to deliver a security  for a price lower than its market  value at the time the option is  exercised.  Effectively,  a Portfolio  that  writes a covered  call option gives up the  opportunity  for gain above the exercise  price should the market  price of the  underlying  security increase,  but retains the risk of loss  should the price of the  underlying  security  decline.  A Portfolio  will write call options in order to obtain a return from the premiums  received and will retain the premiums  whether or not the  options  are  exercised,  which  will  help  offset  a  decline  in the  market  value  of the  underlying securities.  A Portfolio  that writes a put option  likewise  receives a premium,  but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

         A  Portfolio  may sell an option that it has  previously  purchased  prior to the  purchase or sale of the underlying  security.  Any such sale would  result in a gain or loss  depending  on whether the amount  received on the sale is more or less than the  premium  and  other  transaction  costs  paid on the  option.  A  Portfolio  may terminate  an option it has  written by entering  into a closing  purchase  transaction  in which it  purchases  an option of the same series as the option written.

         Futures  Contracts and Related  Options.  Each Portfolio  (except the AST Neuberger  Berman Mid-Cap Growth
Portfolio,  the AST Neuberger Berman Mid-Cap Value Portfolio,  the AST Federated High Yield Portfolio, the AST Lord
Abbett  Bond-Debenture  Portfolio and the AST Money Market  Portfolio) may enter into financial  futures  contracts and related  options.  The seller of a futures  contract  agrees to sell the  securities or currency  called for in the contract  and the buyer agrees to buy the  securities  or currency at a specified  price at a specified  future time.  Financial  futures  contracts  may relate to  securities  indices,  interest  rates or  foreign  currencies.
Futures  contracts  are usually  settled  through net cash  payments  rather than  through  actual  delivery of the securities  underlying  the contract.  For instance,  in a stock index futures  contract,  the two parties agree to take or make  delivery of an amount of cash equal to a specified  dollar  amount times the  difference  between the stock index value when the contract  expires and the price  specified in the contract.  A Portfolio may use futures contracts to hedge against  movements in securities  prices,  interest rates or currency  exchange  rates, or as an efficient way to gain exposure to these markets.

         An option on a futures  contract gives the purchaser the right,  in return for the premium paid, to assume a position in the  contract  at the  exercise  price at any time  during the life of the option.  The writer of the option is required upon exercise to assume the opposite position.

         Under regulations of the Commodity Futures Trading Commission ("CFTC"), no Portfolio will:

         (i)      purchase or sell  futures or options on futures  contracts or stock  indices for  purposes  other than  bona  fide  hedging  transactions  (as  defined  by the CFTC) if as a result  the sum of the  initial  margin deposits and premiums  required to establish  positions in futures  contracts and related  options that do not fall within  the  definition  of bona  fide  hedging  transactions  would  exceed  5% of the fair  market  value of each
Portfolio's net assets; and

         (ii)     enter into any futures  contracts if the aggregate amount of that Portfolio's  commitments  under outstanding futures contracts positions would exceed the market value of its total assets.

         Risks of Options and Futures  Contracts.  Options and futures  contracts can be highly  volatile and their use can reduce a  Portfolio's  performance.  Successful  use of these  strategies  requires  the ability to predict future movements in securities prices,  interest rates,  currency exchange rates, and other economic factors.  If a
Sub-advisor seeks to protect a Portfolio  against  potential  adverse  movements in the relevant  financial markets using these instruments,  and such markets do not move in the predicted  direction,  the Portfolio could be left in a less favorable  position than if such strategies had not been used. A Portfolio's  potential  losses from the use of futures extends beyond its initial investment in such contracts.

         Among  the  other  risks  inherent  in the use of  options  and  futures  are (a)  the  risk of  imperfect correlation  between the price of options and futures and the prices of the  securities or currencies to which they relate,  (b) the fact  that  skills  needed to use these  strategies  are  different  from  those  needed to select portfolio  securities  and (c) the  possible  need to defer  closing out  certain  positions  to avoid  adverse tax consequences.  With  respect  to  options  on  stock  indices  and  stock  index  futures,  the  risk of  imperfect correlation  increases the more the holdings of the Portfolio  differ from the  composition of the relevant  index.
These  instruments may not have a liquid secondary  market.  Option positions  established in the  over-the-counter market may be  particularly  illiquid and may also involve the risk that the other party to the  transaction  fails to meet its obligations.

FOREIGN SECURITIES:

         Investments  in  securities  of foreign  issuers may  involve  risks that are not  present  with  domestic investments.  While investments in foreign  securities can reduce risk by providing further  diversification,  such investments  involve  "sovereign  risks" in addition to the credit and market risks to which  securities  generally are subject.  Sovereign  risks  includes  local  political  or economic  developments,  potential  nationalization, withholding  taxes on dividend or interest  payments,  and currency  blockage  (which would prevent cash from being brought  back to the  United  States).  Compared  to  United  States  issuers,  there is  generally  less  publicly available  information  about foreign  issuers and there may be less  governmental  regulation  and  supervision of foreign  stock  exchanges,  brokers and listed  companies.  Foreign  issuers are not  generally  subject to uniform accounting  and  auditing and  financial  reporting  standards,  practices  and  requirements  comparable  to those applicable  to  domestic  issuers.  In some  countries,  there  may also be the  possibility  of  expropriation  or confiscatory taxation,  difficulty in enforcing contractual and other obligations,  political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

         Securities of some foreign  issuers are less liquid and their prices are more volatile than  securities of comparable  domestic issuers.  Further,  it may be more difficult for the Trust's agents to keep currently informed about  corporate  actions and decisions that may affect the price of portfolio  securities.  Brokerage  commissions on foreign  securities  exchanges,  which may be fixed,  may be higher  than in the United  States.  Settlement  of transactions in some foreign  markets may be less frequent or less reliable than in the United States,  which could affect the  liquidity of  investments.  For  example,  securities  that are traded in foreign  markets may trade on days (such as Saturday or Holidays)  when a Portfolio  does not compute its price or accept  purchase or redemption orders.  As a result,  a shareholder  may not be able to act on developments  taking place in foreign  countries as they occur.

         American Depositary Receipts ("ADRs"),  European Depositary Receipts ("EDRs"),  Global Depositary Receipts
("GDRs"),  and International  Depositary  Receipts ("IDRs").  ADRs are U.S.  dollar-denominated  receipts generally issued by a domestic  bank  evidencing  its  ownership  of a  security  of a foreign  issuer.  ADRs  generally  are publicly  traded  in the  United  States.  ADRs are  subject  to many of the same  risks as direct  investments  in foreign  securities,  although  ownership of ADRs may reduce or eliminate  certain  risks  associated  with holding assets in foreign  countries,  such as the risk of expropriation.  EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

         Depositary  receipts may be issued as sponsored  or  unsponsored  programs.  In  sponsored  programs,  the issuer makes  arrangements  to have its securities  traded as depositary  receipts.  In unsponsored  programs,  the issuer may not be directly  involved in the program.  Although  regulatory  requirements  with respect to sponsored and unsponsored  programs are generally similar,  the issuers of unsponsored  depositary receipts are not obligated to disclose  material  information in the United States and,  therefore,  the import of such information may not be reflected in the market value of such securities.

         Developing  Countries.  Although  none of the  Portfolios  invest  primarily in  securities  of issuers in developing  countries,  many of the  Funds  may  invest  in these  securities  to some  degree.  Many of the  risks described  above with  respect to  investing  in foreign  issuers are  accentuated  when the issuers are located in developing  countries.  Developing  countries may be politically and/or economically  unstable,  and the securities markets in those  countries  may be less liquid or subject to inadequate  government  regulation  and  supervision.
Developing  countries have often  experienced high rates of inflation or sharply devalued their currencies  against the U.S. dollar,  causing the value of investments in companies  located in these countries to decline.  Securities of issuers in developing  countries may be more volatile and, in the case of debt securities,  more uncertain as to payment of interest and  principal.  Investments in developing  countries may include  securities  created  through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

         Currency  Fluctuations.  Investments in foreign securities may be denominated in foreign  currencies.  The value of a Portfolio's  investments  denominated in foreign  currencies may be affected,  favorably or unfavorably, by exchange rates and exchange control  regulations.  A Portfolio's  share price may,  therefore,  also be affected by changes in currency  exchange rates.  Foreign currency  exchange rates generally are determined by the forces of supply and demand in foreign  exchange  markets,  including  perceptions  of the relative  merits of  investment in different  countries,  actual or perceived  changes in interest rates or other complex factors.  Currency  exchange rates also can be  affected  unpredictably  by the  intervention  or the  failure to  intervene  by U.S. or foreign governments  or central  banks,  or by  currency  controls or  political  developments  in the U.S.  or abroad.  In addition, a Portfolio may incur costs in connection with conversions between various currencies.

         Foreign Currency  Transactions.  A Portfolio that invests in securities  denominated in foreign currencies will need to engage in foreign currency  exchange  transactions.  Such  transactions may occur on a "spot" basis at the exchange rate  prevailing  at the time of the  transaction.  Alternatively,  a Portfolio may enter into forward foreign currency  exchange  contracts.  A forward  contract  involves an obligation to purchase or sell a specified currency  at a  specified  future date at a price set at the time of the  contract.  A  Portfolio  may enter into a forward  contract when it wishes to "lock in" the U.S.  dollar price of a security it expects to or is obligated to purchase or sell in the future.  This  practice may be referred to as  "transaction  hedging." In addition,  when a
Portfolio's  Sub-advisor  believes  that the  currency of a  particular  country may suffer or enjoy a  significant movement  compared to another  currency,  the Portfolio may enter into a forward  contract to sell or buy the first foreign  currency  (or a currency  that acts as a proxy for such  currency).  This  practice  may be referred to as
"portfolio  hedging."  In any event,  the precise  matching of the  forward  contract  amounts and the value of the securities  involved  generally will not be possible.  No Portfolio will enter into a forward  contract if it would be  obligated  to sell an amount of  foreign  currency  in excess of the value of the  Fund's  securities  or other assets  denominated  in or  exposed to that  currency,  or will sell an amount of proxy  currency  in excess of the value of  securities  denominated  in or exposed to the related  currency.  The effect of  entering  into a forward contract on a  Portfolio's  share  price will be similar to selling  securities  denominated  in one  currency  and purchasing  securities  denominated  in another.  Although a forward  contract may reduce a  Portfolio's  losses on securities  denominated  in foreign  currency,  it may also reduce the potential for gain on the  securities if the currency's  value moves in a direction not anticipated by the  Sub-advisor.  In addition,  foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

         Stocks represent  shares of ownership in a company.  Generally,  preferred stock has a specified  dividend and ranks after bonds and before  common  stocks in its claim on the  company's  income for  purposes of  receiving dividend  payments and on the company's  assets in the event of  liquidation.  (Some of the  Sub-advisors  consider preferred  stocks to be  equity  securities  for  purposes  of the  various  Portfolios'  investment  policies  and restrictions,  while others  consider  them fixed income  securities.)  After other  claims are  satisfied,  common stockholders  participate  in  company  profits  on a pro  rata  basis;  profits  may be paid out in  dividends  or reinvested  in the company to help it grow.  Increases  and  decreases  in  earnings  are  usually  reflected  in a company's stock price, so common stocks  generally have the greatest  appreciation  and  depreciation  potential of all corporate securities.

FIXED INCOME SECURITIES:

         Most of the Portfolios,  including the Portfolios that invest primarily in equity  securities,  may invest to some degree in bonds,  notes,  debentures and other  obligations of corporations and  governments.  Fixed-income securities  are  generally  subject to two kinds of risk:  credit risk and market risk.  Credit risk relates to the ability of the issuer to meet  interest and  principal  payments as they come due. The ratings  given a security by
Moody's Investors  Service,  Inc.  ("Moody's") and Standard & Poor's  Corporation  ("S&P"),  which are described in detail in the Appendix to the Trust's  SAI,  provide a generally  useful  guide as to such credit  risk.  The lower the rating,  the  greater  the credit risk the rating  service  perceives  to exist with  respect to the  security.
Increasing  the amount of  Portfolio  assets  invested  in  lower-rated  securities  generally  will  increase  the
Portfolio's  income, but also will increase the credit risk to which the Portfolio is subject.  Market risk relates to the fact that the  prices of fixed  income  securities  generally  will be  affected  by changes in the level of interest  rates in the markets  generally.  An  increase  in interest  rates will tend to reduce the prices of such securities,  while a decline in  interest  rates will tend to increase  their  prices.  In general,  the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

         Lower-Rated  Fixed Income  Securities.  Lower-rated  high-yield bonds (commonly known as "junk bonds") are those  that are rated  lower  than the four  highest  categories  by a  nationally  recognized  statistical  rating organization  (for  example,  lower  than Baa by  Moody's  or BBB by S&P),  or,  if not  rated,  are of  equivalent investment  quality as determined by the Sub-advisor.  Lower-rated  bonds are generally  considered to be high risk investments  as they are subject to greater  credit  risk than  higher-rated  bonds.  In  addition,  the market for lower-rated  bonds may be  thinner  and less  active  than the  market for  higher-rated  bonds,  and the prices of lower-rated  high-yield  bonds may fluctuate more than the prices of higher-rated  bonds,  particularly in times of market stress.  Because the risk of default is higher in lower-rated  bonds, a Sub-advisor's  research and analysis tend to be very important  ingredients in the selection of these bonds.  In addition,  the exercise by an issuer of redemption  or call  provisions  that are  common in  lower-rated  bonds may result in their  replacement  by lower yielding bonds.

         Bonds rated in the four highest  ratings  categories  are frequently  referred to as  "investment  grade."
However,  bonds rated in the fourth  category  (Baa or BBB) are  considered  medium grade and may have  speculative characteristics.

MORTGAGE-BACKED SECURITIES:

         Mortgage-backed  securities  are  securities  representing  interests  in  "pools"  of  mortgage  loans on residential  or  commercial  real  property and that  generally  provide for monthly  payments of both interest and principal,  in effect "passing  through"  monthly  payments made by the individual  borrowers on the mortgage loans
(net of fees paid to the  issuer  or  guarantor  of the  securities).  Mortgage-backed  securities  are  frequently issued by U.S. Government agencies or Government-sponsored  enterprises,  and payments of interest and principal on these  securities  (but not their  market  prices)  may be  guaranteed  by the full  faith  and  credit of the U.S.
Government  or by the agency only,  or may be supported by the issuer's  ability to borrow from the U.S.  Treasury.
Mortgage-backed  securities created by  non-governmental  issuers may be supported by various forms of insurance or guarantees.

         Like other fixed-income  securities,  the value of a mortgage-backed  security will generally decline when interest rates rise.  However,  when interest  rates are  declining,  their value may not increase as much as other fixed-income  securities,  because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying  property,  refinancing,  or foreclosure) may serve to reduce the remaining life of the security.  If a security has been  purchased at a premium,  the value of the premium  would be lost in the event of
prepayment.   Prepayments  on  some  mortgage-backed  securities  may  necessitate  that  a  Portfolio  find  other investments,  which,  because of intervening market changes,  will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

         Collateralized  Mortgage  Obligations (CMOs). CMOs are a type of mortgage  pass-through  security that are typically  issued in  multiple  series  with each  series  having a  different  maturity.  Principal  and  interest payments  from the  underlying  collateral  are first used to pay the  principal  on the series  with the  shortest maturity;  in turn, the remaining series are paid in order of their  maturities.  Therefore,  depending on the type of CMOs in which a Portfolio  invests,  the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

         Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities  are  mortgage  pass-through securities  that have been divided  into  interest and  principal  components.  "IOs"  (interest  only  securities)
receive the interest  payments on the underlying  mortgages  while "POs"  (principal only  securities)  receive the principal  payments.  The cash  flows and  yields  on IO and PO  classes  are  extremely  sensitive  to the rate of principal  payments  (including  prepayments)  on  the  underlying  mortgage  loans.  If the  underlying  mortgages experience higher than anticipated  prepayments,  an investor in an IO class of a stripped mortgage-backed security may fail to  recoup  fully  its  initial  investment,  even if the IO class is highly  rated or is  derived  from a security guaranteed by the U.S.  Government.  Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments,  the price on a PO class will be  affected  more  severely  than would be the case with a traditional  mortgage-backed  security. Unlike other fixed-income and other mortgage-backed  securities,  the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

         Asset-backed  securities  conceptually  are  similar to  mortgage  pass-through  securities,  but they are secured by and  payable  from  payments on assets  such as credit  card,  automobile  or trade  loans,  rather than mortgages.  The credit quality of these  securities  depends  primarily  upon the quality of the underlying  assets and the level of credit support or enhancement  provided. In addition,  asset-backed  securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

         Certain  of the  Portfolios  may  invest in  convertible  securities.  Convertible  securities  are bonds, notes,  debentures and preferred  stocks that may be converted  into or exchanged for shares of common stock.  Many convertible  securities are rated below  investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer's  balance  sheet.  Convertible  securities  generally  participate  in the appreciation  or  depreciation  of the underlying  stock into which they are  convertible,  but to a lesser degree.
Frequently,  convertible  securities  are  callable by the  issuer,  meaning  that the issuer may force  conversion before the holder would otherwise choose.

         Warrants  are  options  to buy a stated  number of shares of common  stock at a  specified  price any time during  the life of the  warrants.  The value of  warrants  may  fluctuate  more  than the value of the  securities underlying  the  warrants.  A warrant will expire  without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

         The Portfolios (other than the AST Scudder Japan Portfolio,  the AST DeAM Small-Cap Growth Portfolio,  the
Alger All-Cap Growth  Portfolio,  the AST Alliance  Growth  Portfolio,  the AST  Alliance/Bernstein  Growth + Value
Portfolio,  the AST Sanford  Bernstein  Core Value  Portfolio,  the AST Cohen & Steers  Realty  Portfolio,  the AST
Sanford  Bernstein  Managed Index 500  Portfolio,  and the AST Alliance  Growth and Income  Portfolio) may purchase securities on a when-issued,  delayed-delivery  or forward commitment basis.  These transactions  generally involve the purchase of a security  with payment and  delivery  due at some time in the future.  A Portfolio  does not earn interest  on such  securities  until  settlement  and bears the risk of market  value  fluctuations  in between the purchase and settlement  dates.  If the seller fails to complete the sale,  the Portfolio may lose the  opportunity to  obtain a  favorable  price  and  yield.  While  the  Portfolios  will  generally  engage  in such  when-issued, delayed-delivery  and forward  commitment  transactions  with the intent of actually  acquiring the  securities,  a
Portfolio may sometimes  sell such a security prior to the  settlement  date.  The AST Money Market  Portfolio will not enter into these  commitments  if they would exceed 15% of the value of the  Portfolio's  total assets less its liabilities other than liabilities created by these commitments.

                  Certain  Portfolios may also sell securities on a  delayed-delivery  or forward commitment basis.
If the Portfolio  does so, it will not  participate  in future gains or losses on the security.  If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

         Subject to  guidelines  adopted by the Trustees of the Trust,  each  Portfolio may invest up to 15% of its net assets in  illiquid  securities  (except  for the AST Money  Market  Portfolio,  which is limited to 10% of net assets,  and the AST  Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio
and the AST Sanford  Bernstein  Managed Index 500  Portfolio,  which is limited to 5% of its net assets).  Illiquid securities  are those that,  because of the absence of a readily  available  market or due to legal or  contractual restrictions on resale,  cannot be sold within seven days in the ordinary course of business at  approximately  the amount at which the  Portfolio  has valued the  investment.  Therefore,  a Portfolio  may find it difficult to sell illiquid  securities at the time considered most  advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

         Certain  securities that would otherwise be considered  illiquid  because of legal  restrictions on resale to the general public may be traded among qualified  institutional  buyers under Rule 144A of the Securities Act of
1933.  These Rule 144A securities,  and well as commercial  paper that is sold in private  placements under Section
4(2) of the Securities Act, may be deemed liquid by the  Portfolio's  Sub-advisor  under the guidelines  adopted by the Trustees of the Trust.  However,  the liquidity of a Portfolio's  investments in Rule 144A securities  could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

         Each  Portfolio may enter into  repurchase  agreements.  Repurchase  agreements  are agreements by which a
Portfolio  purchases a security and obtains a  simultaneous  commitment  from the seller to repurchase the security at an agreed  upon price and date.  The resale  price is in excess of the  purchase  price and  reflects  an agreed upon market rate  unrelated  to the coupon rate on the  purchased  security.  Repurchase  agreements  must be fully collateralized and can be entered into only with  well-established  banks and broker-dealers  that have been deemed creditworthy  by the  Sub-advisor.  Repurchase  transactions  are intended to be short-term  transactions,  usually with the seller  repurchasing  the securities  within seven days.  Repurchase  agreements  that mature in more than seven days are subject to a Portfolio's limit on illiquid securities.

         A  Portfolio  that  enters into a  repurchase  agreement  may lose money in the event that the other party defaults  on its  obligation  and the  Portfolio  is delayed or  prevented  from  disposing  of the  collateral.  A
Portfolio  also might  incur a loss if the value of the  collateral  declines,  and it might incur costs in selling the  collateral or asserting its legal rights under the agreement.  If a defaulting  seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

         The AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio  will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

         Certain  Portfolios  (specifically,  the AST Strong  International  Equity  Portfolio,  AST Janus Overseas
Growth  Portfolio,  the AST PBHG  Small-Cap  Growth  Portfolio,  the AST Janus Mid-Cap  Growth  Portfolio,  the AST
Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio,  the AST Marsico
Capital Growth  Portfolio,  the AST JanCap Growth Portfolio,  the AST DeAM Large-Cap Value Portfolio,  the AST Lord
Abbett Bond-Debenture  Portfolio,  the AST DeAM Bond Portfolio,  the AST PIMCO Total Return Bond Portfolio, the AST
PIMCO  Limited  Maturity  Bond  Portfolio  and the AST Money Market  Portfolio)  may enter into reverse  repurchase agreements.  In a reverse repurchase  agreement,  a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed  upon date and  price,  which  reflects  an  effective  interest  rate.  It may also be viewed as a borrowing of money by the Portfolio and, like borrowing  money,  may increase  fluctuations in a Portfolio's  share price.  When entering into a reverse  repurchase  agreement,  a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

         Each  Portfolio may borrow money from banks or  broker/dealers.  Each  Portfolio's  borrowings are limited so that  immediately  after such borrowing the value of the  Portfolio's  assets  (including  borrowings)  less its liabilities  (not including  borrowings) is at least three times the amount of the borrowings.  Should a Portfolio, for any reason,  have  borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary  test within three business  days.  Certain  Portfolios  (the AST DeAM  International  Equity
Portfolio,  the AST Strong  International  Equity  Portfolio,  the AST Gabelli  Small-Cap Value Portfolio,  the AST
Neuberger  Berman Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman  Mid-Cap Value  Portfolio,  the AST Gabelli
All-Cap  Value  Portfolio,  the AST T. Rowe Price  Natural  Resources  Portfolio,  the AST DeAM  Global  Allocation
Portfolio,  the AST T. Rowe Price Asset Allocation  Portfolio and the AST Money Market Portfolio) will not purchase securities  when  outstanding  borrowings  are greater  than 5% of the  Portfolio's  total  assets.  If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

         Each Portfolio may lend  securities  with a value of up to 33 1/3% of its total assets to  broker-dealers, institutional  investors,  or others for the  purpose  of  realizing  additional  income.  Voting  rights on loaned securities  typically  pass to the  borrower,  although a Portfolio  has the right to terminate a securities  loan, usually within three business  days, in order to vote on significant  matters or for other reasons.  All securities loans will be collateralized  by cash or securities issued or guaranteed by the U.S.  Government or its agencies at least  equal in value to the market  value of the  loaned  securities.  Nonetheless,  lending  securities  involves certain risks,  including the risk that the Portfolio  will be delayed or prevented from  recovering the collateral if the borrower fails to return a loaned security.

OTHER INVESTMENT COMPANIES:

         The Trust has made  arrangements  with certain money market  mutual funds so that the  Sub-advisors for the various  Portfolios  can "sweep" excess cash balances of the Portfolios to those funds for temporary investment  purposes.  In addition,  certain  Sub-advisors may invest Portfolio assets in money market funds that  they  advise or in other  investment  companies.  Mutual  funds  pay  their  own  operating  expenses, including  investment  management  fees, and the Portfolios,  as  shareholders  in these mutual funds,  will indirectly pay their proportionate share of such funds' expenses.  Furthermore,  some Portfolios,  including the AST Global Allocation Portfolio, may focus their investments in mutual funds.

EXCHANGE-TRADED FUNDS (ETFs):

         ETFs are a type of  investment  company  bought and sold on a  securities  exchange.  An ETF  represents a fixed  portfolio of  securities  designed to track a particular  market  index.  Consistent  with their  respective investment objectives and when otherwise  permissible,  the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting  purchase of underlying  securities.  The risks of owning an ETF  generally  reflect  the risks of owning the  underlying  securities  they are  designed  to track,  although  lack of liquidity in an ETF could result in it being more  volatile.  ETFs have  management  fees which increase their costs.

SHORT SALES "AGAINST THE BOX":

         While none of the  Portfolios  will make  short  sales  generally,  the AST  Strong  International  Equity
Portfolio,  the AST Janus Overseas Growth Portfolio,  the AST American Century International Growth Portfolio,  the
AST PBHG  Small-Cap  Growth  Portfolio,  the AST Goldman Sachs  Small-Cap  Value  Portfolio,  the AST Janus Mid-Cap
Growth  Portfolio,  the AST JanCap Growth  Portfolio,  the AST DeAM  Large-Cap  Value  Portfolio,  the AST American
Century  Income & Growth  Portfolio,  the AST MFS Growth  with Income  Portfolio,  the AST  Gabelli  All-Cap  Value
Portfolio,  the AST INVESCO Equity Income  Portfolio,  the AST DeAM Global Allocation  Portfolio,  the AST American
Century Strategic Balanced Portfolio,  the AST DeAM Bond Portfolio,  the AST PIMCO Total Return Bond Portfolio, and
the AST PIMCO  Limited  Maturity  Bond  Portfolio  and the may make  short  sales  "against  the box." A short sale against  the box  involves  selling  a  security  that the  Portfolio  owns,  or has the  right to  obtain  without additional  costs,  for delivery at a specified  date in the future.  A Portfolio may make a short sale against the box to hedge  against  anticipated  declines  in the  market  price of a  portfolio  security.  If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484

Investment Manager
American Skandia Investment Services, Incorporated
One Corporate Drive
Shelton, CT 06484

Sub-Advisors
Alliance Capital Management L.P.
American Century Investment Management, Inc.
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Federated Investment Counseling
Fred Alger Management, Inc.
GAMCO Investors, Inc.
Goldman Sachs Asset Management
Kinetics Asset Management, Inc.
INVESCO Funds Group, Inc.
Janus Capital Corporation
Lord, Abbett & Co.
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
Pilgrim Baxter & Associates, Ltd.
Sanford C. Bernstein & Co., LLC
Strong Capital Management, Inc.
T. Rowe Price Associates, Inc.
T. Rowe Price International, Inc.
Wells Capital Management, Inc.
Zurich Scudder Investments, Inc.

Custodians
PFPC Trust Company                                            The Chase Manhattan Bank
Airport Business Center, International Court 2                One Pierrepont Plaza
200 Stevens Drive                                    Brooklyn, NY 11201
Philadelphia, PA 19113

Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

Independent Accountants
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INVESTOR INFORMATION SERVICES:

         Shareholder  inquiries  should be made by calling  (800)  752-6342 or by writing to the  American  Skandia
Trust at One Corporate Drive, Shelton, Connecticut 06484.

         Additional  information about the Portfolios is included in a Statement of Additional  Information,  which is incorporated by reference into this  Prospectus.  Additional  information  about the Portfolios'  investments is available  in the annual and  semi-annual  reports to holders of  variable  annuity  contracts  and  variable  life insurance  policies.  In the annual  reports,  you will find a discussion of the market  conditions  and investment strategies that  significantly  affected each  Portfolio's  performance  during its last fiscal year. The Statement of Additional  Information and additional copies of annual and semi-annual  reports are available without charge by calling the above number.

         Delivery  of  Prospectus  and other  Documents  to  Households.  To lower  costs and  eliminate  duplicate documents sent to your address,  the Trust, in accordance with applicable laws and  regulations,  may begin mailing only one copy of the Trust's prospectus,  prospectus supplements,  annual and semi-annual reports, proxy statements and  information  statements,  or any other  required  documents to your address even if more than one  shareholder lives there. If you have previously  consented to have any of these  documents  delivered to multiple  investors at a shared  address,  as required by law, and wish to revoke this  consent of  otherwise  would prefer to continue to receive your own copy, you should call  1-800-SKANDIA  or write to "American  Skandia Trust,  c/o American  Skandia
Life  Assurance  Corporation."  at P.O.  Box  7038,  Bridgeport,  CT  06601-9642.  The  Trust  will  begin  sending individual copies to you within thirty days of receipt of revocation.

         The  information  in the Trust's  filings with the  Securities  and  Exchange  Commission  (including  the
Statement  of  Additional  Information)  is  available  from the  Commission.  Copies  of this  information  may be obtained,  upon payment of duplicating fees, by electronic request to  publicinfo@sec.gov  or by writing the Public
                                                                       ------------------
Reference  Section of the  Commission,  Washington,  D.C.  20549-0102.  The  information  can also be reviewed  and copied at the  Commission's  Public Reference Room in Washington,  D.C.  Information on the operation of the Public
Reference Room may be obtained by calling the Commission at  1-202-942-8090.  Finally,  information about the Trust is available on the EDGAR database on the Commission's Internet site at http://www.sec.gov.
                                                                        ------------------

Investment Company Act File No. 811-5186

STATEMENT OF ADDITIONAL INFORMATION                                                                             May 1, 2002

                                           AMERICAN SKANDIA TRUST
                              One Corporate Drive, Shelton, Connecticut 06484
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American Skandia Trust (the "Trust") is a managed,  open-end  investment  company whose separate  portfolios
("Portfolios")  are  diversified,  unless  otherwise  indicated.  The  Trust  seeks  to meet  the  differing objectives of its  Portfolios.  Currently,  these  Portfolios are the AST Scudder Japan  Portfolio,  the AST
Strong  International  Equity Portfolio  (formerly,  the AST AIM International  Equity  Portfolio),  the AST
Janus Overseas Growth  Portfolio,  the AST American Century  International  Growth  Portfolio,  the AST DeAM
International  Equity Portfolio (formerly,  the AST Founders Passport Portfolio),  the AST MFS Global Equity
Portfolio,  the AST PBHG Small-Cap Growth Portfolio  (formerly,  the AST Janus Small-Cap Growth  Portfolio), the AST DeAM Small-Cap Growth Portfolio  (formerly,  the AST Scudder  Small-Cap Growth  Portfolio),  the AST
Federated Aggressive Growth Portfolio,  the AST Goldman Sachs Small-Cap Value Portfolio  (formerly,  the AST
Lord Abbett Small Cap Value  Portfolio),  the AST Gabelli  Small-Cap Value Portfolio  (formerly,  the AST T.
Rowe Price Small  Company  Value  Portfolio),  the DeAM  Small-Cap  Value  Portfolio,  the AST Janus Mid-Cap
Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap  Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap
Value Portfolio,  the AST Alger All-Cap Growth Portfolio,  the AST Gabelli All-Cap Value Portfolio,  the AST
Kinetics  Internet  Portfolio,  the AST T. Rowe Price Natural Resources  Portfolio,  the AST Alliance Growth
Portfolio,  the AST MFS Growth Portfolio,  the AST Marsico Capital Growth  Portfolio,  the AST JanCap Growth
Portfolio,  the AST DeAM Large-Cap Growth Portfolio,  the AST DeAM Large-Cap Value Portfolio (formerly,  the
AST Janus Strategic Value Portfolio),  the AST Alliance/Bernstein  Growth + Value Portfolio, the AST Sanford
Bernstein Core Value Portfolio,  the AST Cohen & Steers Realty Portfolio,  the AST Sanford Bernstein Managed
Index 500  Portfolio,  the AST American  Century  Income & Growth  Portfolio,  the AST  Alliance  Growth and
Income  Portfolio,  the AST MFS Growth with Income Portfolio,  the AST INVESCO Equity Income Portfolio,  the
AST DeAM Global Allocation  Portfolio (formerly,  the AST AIM Balanced Portfolio),  the AST American Century
Strategic  Balanced  Portfolio,  the AST T. Rowe Price  Asset  Allocation  Portfolio,  the AST T. Rowe Price
Global  Bond  Portfolio,  the AST  Federated  High  Yield  Portfolio,  the AST  Lord  Abbett  Bond-Debenture
Portfolio,  the AST DeAM Bond Portfolio,  the AST PIMCO Total Return Bond  Portfolio,  the AST PIMCO Limited
Maturity Bond Portfolio and the AST Money Market Portfolio.

American  Skandia  Investment  Services,  Incorporated  ("ASISI")  is the  investment  manager  ("Investment
Manager") for the Trust.  Currently,  ASISI engages a sub-advisor  ("Sub-advisor")  for each Portfolio.  The
Sub-advisor  for each  Portfolio is as follows:  (a) Zurich  Scudder  Investments,  Inc.:  AST Scudder Japan
Portfolio;  (b) Strong  Capital  Management,  Inc.: AST Strong  International  Equity  Portfolio;  (c) Janus
Capital  Corporation:  AST Janus Overseas Growth Portfolio,  AST Janus Mid-Cap Growth Portfolio,  AST JanCap
Growth  Portfolio;  (d) American Century  Investment  Management,  Inc.: AST American Century  International
Growth Portfolio,  AST American Century Income & Growth Portfolio,  AST American Century Strategic  Balanced
Portfolio;  (e)  Deutsche  Asset  Management,  Inc.:  AST  DeAM  International  Equity  Portfolio,  AST DeAM
Small-Cap Growth Portfolio,  AST DeAM Small-Cap Value Portfolio,  AST DeAM Large-Cap Growth  Portfolio,  AST
DeAM  Large-Cap  Value  Portfolio,   DeAM  Global  Allocation  Portfolio,   AST  DeAM  Bond  Portfolio;  (f)
Massachusetts  Financial Services Company:  AST MFS Global Equity Portfolio,  AST MFS Growth Portfolio,  AST
MFS Growth  with  Income  Portfolio;  (g) Pilgrim  Baxter &  Associates,  Ltd.:  AST PBHG  Small-Cap  Growth
Portfolio;  (h) Federated Investment  Counseling:  AST Federated Aggressive Growth Portfolio,  AST Federated
High Yield Portfolio;  (i) Goldman Sachs Asset Management:  AST Goldman Sachs Small-Cap Value Portfolio: (j)
GAMCO  Investors,  Inc.; AST Gabelli  Small-Cap Value Portfolio,  AST Gabelli All-Cap Value  Portfolio;  (k)
Fred Alger Management,  Inc.: AST Alger All-Cap Growth Portfolio;  (l) Neuberger Berman Management Inc.: AST
Neuberger  Berman Mid-Cap Value  Portfolio,  AST Neuberger  Berman Mid-Cap  Growth  Portfolio;  (m) Kinetics
Asset Management,  Inc.: AST Kinetics Internet  Portfolio;  (n) T. Rowe Price Associates,  Inc.: AST T. Rowe
Price Natural  Resources  Portfolio,  AST T. Rowe Price Asset  Allocation  Portfolio;  (o) Alliance  Capital
Management L.P.: AST Alliance Growth Portfolio,  the growth portion of the AST  Alliance/Bernstein  Growth +
Value  Portfolio,  AST  Alliance  Growth and Income  Portfolio;  (p) Marsico  Capital  Management,  LLC: AST
Marsico  Capital  Growth  Portfolio;  (q) Sanford C.  Bernstein  & Co.,  LLC:  the value  portion of the AST
Alliance/Bernstein  Growth + Value  Portfolio,  AST  Sanford  Bernstein  Managed  Index 500  Portfolio,  AST
Sanford  Bernstein Core Value  Portfolio;  (r) Cohen & Steers Capital  Management,  Inc.: AST Cohen & Steers
Realty  Portfolio;  (s) INVESCO Funds Group,  Inc.: AST INVESCO Equity Income  Portfolio;  (t) T. Rowe Price
International,  Inc.:  AST T. Rowe Price  Global  Bond  Portfolio  (u) Lord,  Abbett & Co.:  AST Lord Abbett
Bond-Debenture  Portfolio;  (v) Pacific  Investment  Management  Company  LLC:  AST PIMCO Total  Return Bond
Portfolio,  AST PIMCO Limited Maturity Bond Portfolio; and (w) Wells Capital Management,  Incorporated:  AST
Money Market Portfolio.

This  Statement of Additional  Information is not a prospectus.  It should be read in  conjunction  with the
Trust's current  Prospectus,  a copy of which may be obtained by writing the Trust's  administrative  office at One Corporate Drive, Shelton, Connecticut 06484 or by calling (203) 926-1888.

This Statement relates to the Trust's Prospectus dated May 1, 2002.

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GENERAL INFORMATION AND HISTORY:

         Prior to May 1,  1992,  the Trust was  known as the  Henderson  International  Growth  Fund,  which consisted  of only one  portfolio.  This  Portfolio  is now  known as the AST  Strong  International  Equity
Portfolio  (formerly,  the AST AIM  International  Equity  Portfolio,  the AST Putnam  International  Equity
Portfolio and the Seligman Henderson  International  Equity  Portfolio).  The AST Alliance Growth and Income
Portfolio  (formerly,  the AST Lord  Abbett  Growth and  Income  Portfolio)  was first  offered as of May 1,
1992.  The AST  JanCap  Growth  Portfolio  and the AST Money  Market  Portfolio  were  first  offered  as of
November 4, 1992.  The AST  Neuberger  Berman  Mid-Cap Value  Portfolio  (formerly,  the  Federated  Utility
Income Portfolio) and the AST DeAM Global Allocation  Portfolio (formerly,  the AIM Balanced Portfolio,  the
AST Putnam  Balanced  Portfolio and the AST Phoenix  Balanced Asset  Portfolio) were first offered as of May
1, 1993. The AST Federated  High Yield  Portfolio,  the AST T. Rowe Price Asset  Allocation  Portfolio,  AST
PBHG  Small-Cap  Growth  Portfolio  (formerly,  the AST Janus  Small-Cap  Growth  Portfolio and the Founders
Capital  Appreciation  Portfolio),  the AST INVESCO  Equity Income  Portfolio and the AST PIMCO Total Return
Bond  Portfolio  were first  offered as of December  31, 1993.  The AST T. Rowe Price Global Bond  Portfolio
(formerly,  the AST Scudder  International  Bond  Portfolio)  was first  offered as of May 1, 1994.  The AST
Neuberger  Berman  Mid-Cap  Growth  Portfolio  (formerly,  the Berger  Capital  Growth  Portfolio) was first offered as of October  19,  1994.  The AST DeAM  International  Equity  Portfolio  (formerly,  AST  Founders
Passport  Portfolio and the Seligman  Henderson  International  Small Cap Portfolio),  the AST T. Rowe Price
Natural  Resources  Portfolio and the AST PIMCO Limited Maturity Bond Portfolio were first offered as of May
2, 1995. The AST Alliance Growth  Portfolio  (formerly,  the AST Oppenheimer  Large-Cap Growth Portfolio and
the  Robertson  Stephens  Value + Growth  Portfolio)  was first  offered  as of May 2,  1996.  The AST Janus
Overseas  Growth  Portfolio,  the AST Gabelli  Small-Cap Value  Portfolio  (formerly,  the AST T. Rowe Price
Small Company Value Portfolio),  the AST American Century  International Growth Portfolio,  the AST American
Century Strategic Balanced Portfolio and the AST American Century Income & Growth Portfolio  (formerly,  the
AST Putnam  Value  Growth & Income  Portfolio)  were first  offered as of January 2, 1997.  The AST  Marsico
Capital Growth  Portfolio was first offered as of December 22, 1997. The AST Goldman Sachs  Small-Cap  Value
Portfolio  (formerly,  the AST Lord  Abbett  Small  Cap  Value  Portfolio),  the AST  Cohen & Steers  Realty
Portfolio,  and the AST Sanford  Bernstein  Managed  Index 500  Portfolio  (formerly,  the AST Bankers Trust
Managed  Index 500  Portfolio)  were first  offered as of January  2, 1998.  The AST DeAM  Small-Cap  Growth
Portfolio  (formerly,  the AST Scudder  Small-Cap Growth Portfolio) was first offered as of January 4, 1999.
The AST MFS Global  Equity  Portfolio,  the AST MFS Growth  Portfolio  and the AST MFS  Growth  with  Income
Portfolio  were first  offered as of October 18, 1999.  The AST Alger  All-Cap  Growth  Portfolio  was first offered as of December 30, 1999.  The AST Janus  Mid-Cap  Growth  Portfolio  was first  offered as of May 1,
2000.  The AST Scudder Japan  Portfolio,  the AST Federated  Aggressive  Growth  Portfolio,  the AST Gabelli
All-Cap Value  Portfolio,  the AST Kinetics  Internet  Portfolio,  the AST DeAM  Large-Cap  Value  Portfolio
(formerly,  the Janus Strategic Value Portfolio) and the AST Lord Abbett Bond-Debenture  Portfolio commenced operations  on October 23, 2000.  The AST  Alliance/Bernstein  Growth + Value  Portfolio and the AST Sanford
Bernstein  Core  Value  Portfolio  commenced  operations  on May 1,  2001.  The AST  DeAM  Small-Cap  Growth
Portfolio,  the AST DeAM  Large-Cap  Growth  Portfolio and the AST DeAM Bond  Portfolio had not been offered prior to the date of this Statement.

INVESTMENT OBJECTIVES AND POLICIES:

         The following  information  supplements,  and should be read in conjunction with, the discussion in the  Trust's  Prospectus  of the  investment  objective  and  policies  of each  Portfolio.  The  investment objective and  supplemental  information  regarding the  investment  policies for each of the Portfolios are described below and should be considered  separately.  Each Portfolio has a different  investment  objective and certain  policies may vary.  As a result,  the risks,  opportunities  and return in each  Portfolio  may differ.  There can be no assurance  that any  Portfolio's  investment  objective  will be achieved.  Certain risk  factors in relation to various  securities  and  instruments  in which the  Portfolios  may invest are described in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The investment  objective and the investment  policies and  limitations of each  Portfolio,  unless otherwise  specified,  are not  "fundamental"  policies  and may be changed by the Board of  Trustees of the
Trust  without  approval  of  the  shareholders  of  the  affected  Portfolio.   Those  investment  policies
specifically labeled as fundamental,  including those described in the "Investment  Restrictions" section of this Statement,  may not be changed  without  shareholder  approval.  Fundamental  investment  policies of a
Portfolio  may be  changed  only with the  approval  of at least the  lesser of (1) 67% or more of the total shares of the Portfolio  represented  at a meeting at which more than 50% of the  outstanding  shares of the
Portfolio are represented, or (2) a majority of the outstanding shares of the Portfolio.

AST Scudder Japan Portfolio:

Investment  Objective:  The Portfolio's  investment  objective is long-term capital  appreciation,  which it seeks to achieve by investing primarily in the equity securities  (including  American Depositary  Receipts)
of Japanese companies, as described below.

Investment Policies:

         Under  normal  conditions,  the  Portfolio  will  invest at least 80% of its net assets in Japanese securities -- that is,  securities  issued by entities that are organized under the laws of Japan ("Japanese companies"),  securities of affiliates of Japanese  companies,  wherever organized or traded, and securities of issuers not  organized  under the laws of Japan but  deriving 50% or more of their  revenues  from Japan.
In so doing,  the  Portfolio's  investments  in Japanese  securities  will be primarily in common  stocks of
Japanese  companies.  However,  the Portfolio may also invest in other equity  securities issued by Japanese entities,  such as  warrants  and  convertible  debentures,  and in debt  securities,  such as  those of the
Japanese  government  and of  Japanese  companies,  when  the  Portfolio's  Sub-advisor  believes  that  the potential for capital  appreciation  from  investment in debt  securities  equals or exceeds that  available from investment in equity securities.

         The  Portfolio  may invest up to 20% of its total  assets in cash or in  short-term  government  or other  short-term  prime  obligations  in  order to have  funds  readily  available  for  general  corporate purposes,  including the payment of operating expenses,  dividends and redemptions, or for the investment in securities  through  exercise of rights or otherwise,  or in  repurchase  agreements in order to earn income for periods as short as overnight.  When the Sub-advisor  determines  that market or economic  conditions so warrant,  the Portfolio may, for temporary defensive  purposes,  invest more than 20% of its total assets in cash and cash  equivalents.  For  instance,  there may be periods when  changes in market or other  economic conditions,  or in political  conditions,  will make advisable a reduction in equity positions and increased commitments  in cash or corporate debt  securities,  whether or not Japanese,  or in the  obligations of the government of the United States or of Japan or of other governments.

         The Portfolio  purchases and holds securities that the Sub-advisor  believes have the potential for long-term  capital  appreciation;  investment  income  is a  secondary  consideration  in the  selection  of portfolio securities.

         The  Portfolio  may  invest  up to 30% of its net  assets  in the  equity  securities  of  Japanese companies  that are traded in an  over-the-counter  market  rather  than  listed on a  securities  exchange.
These are generally  securities of relatively small or little-known  companies that the Sub-advisor believes have  above-average  earnings  growth  potential.  Securities  that are traded  over-the-counter  may not be traded in the volumes typical on a national securities  exchange.  Consequently,  in order to sell this type of  holding,  the  Portfolio  may need to  discount  the  securities  from  recent  prices or dispose of the securities  over a long  period of time.  The  prices of this type of  security  may be more  volatile  than those of larger companies, which are often traded on a national securities exchange.

         Foreign  Currencies.  Although the Portfolio values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis. It will do so from  time to time,  and  investors  should  be aware of the costs of  currency  conversion.  Although foreign  exchange  dealers  do not  charge a fee for  conversion,  they do  realize  a  profit  based on the difference  (the  "spread")  between  the prices at which they are buying and  selling  various  currencies.
Thus,  a dealer  may  offer to sell a foreign  currency  to the  Portfolio  at one rate,  while  offering  a lesser rate of exchange  should the Portfolio  desire to resell that  currency to the dealer.  The Portfolio will conduct its foreign  currency  exchange  transactions  either on a spot (i.e.,  cash) basis, or through entering into forward or futures contracts to purchase or sell foreign currencies.

         Depositary  Receipts.  The  Portfolio  may invest  indirectly  in  securities  of emerging  country issuers through sponsored or unsponsored  American Depositary Receipts ("ADRs"),  Global Depositary Receipts
("GDRs"),  International  Depositary  Receipts  ("IDRs")  and other  types of  Depositary  Receipts  (which, together  with  ADRs,  GDRs and IDRs are  hereinafter  referred  to as  "Depositary  Receipts").  Depositary
Receipts may not  necessarily be denominated  in the same currency as the underlying  securities  into which they may be  converted.  ADRs are  Depositary  Receipts  typically  issued by a United  States bank or trust company which evidence ownership of underlying  securities issued by a foreign  corporation.  GDRs, IDRs and other types of Depositary  Receipts are typically issued by foreign banks or trust companies,  although they also may be  issued by  United  States  banks or trust  companies,  and  evidence  ownership  of  underlying securities  issued by either a foreign or a United States  corporation.  Generally,  Depositary  Receipts in registered  form are designed for use in the United States  securities  markets and  Depositary  Receipts in bearer form are  designed  for use in  securities  markets  outside the United  States.  For purposes of the
Portfolio's  investment  policies,  the Portfolio's  investments in ADRs, GDRs and other types of Depositary
Receipts will be deemed to be  investments  in the  underlying  securities.  Depositary  Receipts other than those  denominated  in U.S.  dollars  will be subject  to  foreign  currency  exchange  rate  risk.  Certain
Depositary  Receipts  may not be listed  on an  exchange  and  therefore  may be  illiquid  securities.  For additional  information on Depositary  Receipts,  see the Trust's Prospectus under "Certain Risk Factors and
Investment Methods."

         Debt  Securities.  When  the  Sub-advisor  believes  that it is  appropriate  to do so in  order to achieve the Portfolio's  objective of long-term  capital  growth,  the Portfolio may invest up to 20% of its total assets in debt securities of both foreign and domestic  issuers.  Portfolio debt  investments  will be selected  for their  capital  appreciation  potential  on the basis of, among other  things,  yield,  credit quality,  and the  fundamental  outlooks  for  currency  and  interest  rate rends,  taking into account the ability to hedge a degree of currency or local bond price  risk.  The  Portfolio  may  purchase  bonds rated
Aaa, Aa, A or Baa by Moody's Investors Service,  Inc.  ("Moody's") or AAA, AA, A or BBB by Standard & Poor's
Corporation  ("S&P") or, if unrated,  judged to be of equivalent  quality as determined by the  Sub-Advisor.
Should the rating of a portfolio  security be downgraded,  the Sub-advisor  will determine  whether it is in the best  interest of the  Portfolio to retain or dispose of such  security.  Additional  information  about debt  securities  and their risks is included in this  Statement and the Trust's  Prospectus  under "Certain
Risk Factors and  Investment  Methods."  See Appendix B to this  Statement of Additional  Information  for a
more  complete  description  of  the  ratings  assigned  by  ratings   organizations  and  their  respective
characteristics.

         Convertible  Securities.  The  Portfolio  may  invest in  convertible  securities.  Investments  in convertible  securities can provide income through interest and dividend  payments and/or an opportunity for capital appreciation by virtue of their conversion or exchange features.

         The  convertible  securities  in which the  Portfolio may invest may be converted or exchanged at a stated or  determinable  exchange ratio into underlying  shares of common stock.  The exchange ratio for any particular  convertible  security  may be  adjusted  from  time  to time  due to  stock  splits,  dividends, spin-offs,  other corporate  distributions,  or scheduled  changes in the exchange ratio.  Convertible  debt securities and convertible preferred stocks, until converted,  have general  characteristics similar to both debt and equity  securities.  Although to a lesser extent than with debt  securities  generally,  the market value of  convertible  securities  tends to decline as interest  rates  increase and,  conversely,  tends to increase as interest  rates  decline.  In  addition,  because of the  conversion  or exchange  feature,  the market  value of  convertible  securities  typically  changes as the market value of the  underlying  common stocks  changes,  and,  therefore,  also  tends  to  follow  movements  in the  general  market  for  equity securities.  A unique  feature  of  convertible  securities  is that as the market  price of the  underlying common stock declines,  convertible  securities  tend to trade  increasingly on a yield basis and so may not experience  market value  declines to the same extent as the  underlying  common stock.  While no securities investments  are  without  risk,  investments  in  convertible  securities  generally  entail less risk than investments in common stock of the same issuer.

         As fixed income  securities,  convertible  securities are investments  that provide for a stream of income (or in the case of zero coupon  securities,  accretion of income) with  generally  higher yields than common  stocks.  Of  course,  like all  fixed  income  securities,  there can be no  assurance  of income or principal  payments  because the issuers of the  convertible  securities  may default on their  obligations.
Convertible  securities  generally  offer lower yields than  non-convertible  securities of similar  quality because of their conversion or exchange features.

         Convertible  securities  may be issued as fixed income  obligations  that pay current  income or as zero coupon notes and bonds,  including Liquid Yield Option Notes ("LYONs").  Additional  information  about convertible  securities,  including convertible  zero-coupon  securities,  in included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.   The  Portfolio  may  purchase  securities  of  other  investment companies  to the  extent  consistent  with  its  investment  objective  and  policies  and  subject  to the limitations of the 1940 Act. The Portfolio will  indirectly bear its  proportionate  share of any management fees and other expenses paid by such other investment companies.

         For example,  the  Portfolio may invest in a variety of  investment  companies  which seek to track the composition and performance of specific  indices or a specific  portion of an index.  These  index-based investments  hold  substantially  all of their  assets in  securities  representing  their  specific  index.
Accordingly,  the main risk of investing in index-based  investments is the same as investing in a portfolio of equity  securities  comprising the index. The market prices of index-based  investments will fluctuate in accordance  with both  changes in the  market  value of their  underlying  portfolio  securities  and due to supply  and demand  for the  instruments  on the  exchanges  on which  they are traded  (which may result in their  trading  at a  discount  or  premium  to their net asset  values).  Index-based  investments  may not replicate  exactly the performance of their specified index because of transaction  costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R):  SPDRs,  an acronym for "Standard & Poor's  Depositary  Receipts," are based on the S&P 500
Composite Stock Price Index.  They are issued by the SPDR Trust, a unit  investment  trust that holds shares of substantially  all the companies in the S&P 500 in substantially  the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap  SPDRs(R):  MidCap  SPDRs  are  based on the S&P  MidCap  400  Index.  They are  issued by the
MidCap  SPDR  Trust,  a  unit  investment  trust  that  holds  a  portfolio  of  securities   consisting  of
substantially  all of the common stocks in the S&P MidCap 400 Index in substantially  the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select  Sector  SPDRs(R):  Select  Sector  SPDRs  are  based  on a  particular  sector  or  group  of industries  that are represented by a specified  Select Sector Index within the Standard & Poor's  Composite
Stock  Price  Index.  They are issued by The Select  Sector SPDR Trust,  an open-end  management  investment company with nine  portfolios  that each seeks to closely track the price  performance and dividend yield of a particular Select Sector Index.

         DIAMONDS(SM):  DIAMONDS  are  based on the Dow Jones  Industrial  Average(SM).  They are  issued by the DIAMONDS  Trust, a unit  investment  trust that holds a portfolio of all the component  common stocks of the Dow Jones  Industrial  Average and seeks to closely track the price  performance  and dividend  yield of the Dow.

         Nasdaq-100  Shares:  Nasdaq-100  Shares are based on the  Nasdaq 100 Index.  They are issued by the
Nasdaq-100  Trust, a unit investment  trust that holds a portfolio  consisting of  substantially  all of the securities,  in substantially the same weighting,  as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBs(SM):  WEBs, an acronym for "World Equity Benchmark  Shares," are based on 17  country-specific
Morgan Stanley  Capital  International  Indexes.  They are issued by the WEBs Index Fund,  Inc., an open-end management  investment  company that seeks to generally  correspond to the price and yield  performance of a specific Morgan Stanley Capital International Index.

         Strategic  Transactions  and  Derivatives.  The  Portfolio  may, but is not  required  to,  utilize various other  investment  strategies as described below for a variety of purposes,  such as hedging various market  risks,  managing  the  effective  maturity  or  duration  of  the  fixed-income  securities  in  the
Portfolio's  portfolio,  or enhancing  potential gain.  These  strategies may be executed through the use of derivative  contracts.  Such strategies are generally accepted as a part of modern portfolio  management and are regularly utilized by many mutual funds and other institutional investors.

         In the course of  pursuing  these  investment  strategies,  the  Portfolio  may  purchase  and sell exchange-listed and  over-the-counter  put and call options on securities,  equity and fixed-income  indices and other  instruments,  purchase  and sell  futures  contracts  and  options  thereon,  enter into  various transactions such as swaps, caps, floors, collars,  currency forward contracts,  currency futures contracts, currency  swaps,  or options on  currencies  or currency  futures and various  other  currency  transactions
(collectively,  all the above are called  "Strategic  Transactions").  In addition,  Strategic  Transactions may also  include new  techniques,  investments  or  strategies  that are  permitted as  regulatory  changes occur.  Strategic  Transactions  may be used without limit to attempt to protect against possible changes in the market value of  securities  held in or to be purchased  for the  Portfolio  resulting  from  securities markets or currency  exchange rate  fluctuations,  to protect the Portfolio's  unrealized gains in the value of its portfolio  securities,  to facilitate the sale of such securities for investment purposes,  to manage the  effective  maturity or duration of the  fixed-income  securities  in the  Portfolio,  or to establish a position in the derivatives  markets as a substitute for purchasing or selling particular  securities.  Some
Strategic  Transactions  may  also  be used to  enhance  potential  gain,  although  no more  than 5% of the
Portfolio's  assets will be  committed to  Strategic  Transactions  entered into to enhance gain rather than for the purposes set forth in the  preceding  sentence.  Any or all of these  investment  techniques  may be used at any time and in any  combination,  and there is no particular  strategy that dictates the use of one technique  rather than another,  as use of any  Strategic  Transaction  is a function of numerous  variables including  market  conditions.  The  ability  of the  Portfolio  to  utilize  these  Strategic  Transactions successfully  will depend on the Sub-advisor's  ability to predict pertinent market movements,  which cannot be  assured.  Strategic  Transactions  will not be used to alter the  fundamental  investment  purposes  and characteristics  of the  Portfolio  and the Portfolio  will  segregate  assets (or as provided by applicable regulations,  enter into certain offsetting  positions) to cover its obligations under options,  futures and swaps to limit leveraging of the Portfolio.

         Strategic  Transactions,   including  derivative  contracts,   have  risks  associated  with  them,
including  possible  default  by the other  party to the  transaction,  illiquidity  and,  to the extent the
Sub-advisor's  view as to certain  market  movements is incorrect,  the risk that the use of such  Strategic
Transactions  could  result in losses  greater  than if they had not been  used.  For  instance,  the use of currency  transactions  can  result in the  Portfolio  incurring  losses as a result of a number of  factors including the imposition of exchange  controls,  suspension of  settlements,  or the inability to deliver or receive a specified  currency.  The daily variation margin  requirements for futures  contracts would create a greater ongoing  potential  financial risk than would purchases of options,  where the exposure is limited to the cost of the initial  premium.  Losses resulting from the use of Strategic  Transactions  would reduce net asset value,  and possibly  income,  and such losses can be greater than if the  Strategic  Transactions had not been utilized.

                  General  Characteristics  of Options.  Put options and call options typically have similar structural  characteristics and operational  mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following  general  discussion  relates to each of the particular types of options  discussed in greater detail below.  In addition,  many  Strategic  Transactions  involving  options require  segregation of Portfolio  assets in special  accounts,  as described below under "Use of Segregated and Other Special Accounts."

         The  Portfolio is  authorized to purchase and sell  exchange  listed  options and  over-the-counter options  ("OTC  options").  Exchange  listed  options  are issued by a  regulated  intermediary  such as the
Options  Clearing  Corporation  ("OCC"),  which guarantees the performance of the obligations of the parties to such  options.  The  discussion  below  uses  the OCC as an  example,  but is also  applicable  to  other financial intermediaries.

         With  certain  exceptions,  OCC issued and exchange  listed  options  generally  settle by physical delivery  of the  underlying  security  or  currency,  although  in the future  cash  settlement  may become available.  Index options and Eurodollar  instruments are cash settled for the net amount,  if any, by which the option is "in-the-money"  (i.e., where the value of the underlying  instrument  exceeds,  in the case of a call option,  or is less than, in the case of a put option,  the exercise price of the option) at the time the option is exercised.  Frequently,  rather than taking or making  delivery of the  underlying  instrument through the  process of  exercising  the option,  listed  options  are closed by  entering  into  offsetting purchase or sale transactions that do not result in ownership of the new option.

         The  Portfolio's  ability to close out its  position as a purchaser or seller of an OCC or exchange listed put or call option is dependent,  in part,  upon the liquidity of the option  market.  If one or more exchanges  decide to discontinue  the trading of options (or a particular  class or series of options),  the relevant  market for that option on that  exchange  would cease to exist,  although  outstanding  options on that exchange would generally continue to be exercisable in accordance with their terms.

         OTC options are  purchased  from or sold to securities  dealers,  financial  institutions  or other parties  ("Counterparties")  through  direct  bilateral  agreement  with the  Counterparty.  In  contrast to exchange listed options,  which generally have standardized terms and performance  mechanics,  all the terms of an OTC option,  including such terms as method of settlement,  term, exercise price, premium,  guarantees and security,  are set by negotiation  of the parties.  The Portfolio will only sell OTC options (other than
OTC currency  options)  that are subject to a buy-back  provision  permitting  the  Portfolio to require the
Counterparty  to sell the option back to the  Portfolio at a  formula-based  price  within  seven days.  The
Portfolio expects generally to enter into OTC options that have cash settlement  provisions,  although it is not required to do so.

         Unless the parties  provide  for it,  there is no central  clearing or guaranty  function in an OTC option.  As a result,  if the  Counterparty  fails to make or take  delivery  of the  security,  currency or other  instrument  underlying  an OTC option it has entered into with the  Portfolio or fails to make a cash settlement  payment due in accordance with the terms of that option,  the Portfolio will lose any premium it paid for the option as well as any  anticipated  benefit of the  transaction.  Accordingly,  the Sub-advisor must assess the  creditworthiness  of each such  Counterparty or any guarantor or credit  enhancement of the
Counterparty's  credit to determine the likelihood  that the terms of the OTC option will be satisfied.  The
Portfolio will engage in OTC option  transactions only with U.S.  Government  securities  dealers recognized by the Federal Reserve Bank of New York as "primary  dealers" or  broker/dealers,  domestic or foreign banks or other  financial  institutions  that have  received (or the  guarantors  of the  obligation of which have received) a short-term  credit rating of A-1 from S&P or P-1 from Moody's or an  equivalent  rating from any
nationally  recognized   statistical  rating  organization  ("NRSRO")  or,  in  the  case  of  OTC  currency transactions, determined to be of equivalent credit quality by the Sub-advisor.

         The Portfolio may purchase and sell call options on securities  including U.S.  Treasury and agency
securities,   mortgage-backed   securities,   corporate  debt  securities,   equity  securities   (including
convertible  securities)  and  Eurodollar  instruments  that  are  traded  on U.S.  and  foreign  securities exchanges  and  in  the  over-the-counter  markets,  and  on  securities  indices,  currencies  and  futures contracts.  All calls sold by the Portfolio must be "covered"  (i.e.,  the Portfolio must own the securities or futures contract  subject to the call) or must meet the asset  segregation  requirements  described below as long as the call is outstanding.

         The Portfolio may purchase and sell put options on securities  including  U.S.  Treasury and agency
securities,   mortgage-backed  securities,   foreign  sovereign  debt,  corporate  debt  securities,  equity securities  (including  convertible  securities)  and  Eurodollar  instruments  (whether or not it holds the above securities in its portfolio),  and on securities indices,  currencies and futures contracts other than futures on individual  corporate  debt and  individual  equity  securities.  The Portfolio will not sell put options if, as a result,  more than 50% of the  Portfolio's  assets  would be required to be  segregated  to cover its  potential  obligations  under such put  options  other than  those  with  respect to futures  and options thereon.

         Additional  information  about  options  and their  risks is  included  in this  Statement  and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  General  Characteristics  of Futures.  The Portfolio  may enter into futures  contracts or purchase  or sell put and call  options  on such  futures  as a hedge  against  anticipated  interest  rate, currency or equity  market  changes  (including  to protect  against  increases in those markets by creating current  exposure  to the  markets),  and for  duration  management,  risk  management  purposes  and return enhancements.  Futures are generally bought and sold on the commodities exchanges where they are listed.

         The  Portfolio's  use of futures and options  thereon  will be solely for bona fide  hedging,  risk management  (including duration management) or other portfolio  management and return enhancement  purposes.
Initial margin in connection  with  maintaining a futures  contract or selling an option  thereon  typically ranges  from 1% to 10% of the face  amount of the  contract  (but may be higher in some  circumstances).  If the  Portfolio  exercises an option on a futures  contract it will be obligated to post initial  margin (and potential  subsequent  variation  margin)  for the  resulting  futures  position  just as it  would  for any position.

         The  Portfolio  will not enter  into a futures  contract  or related  option  (except  for  closing transactions) if, immediately  thereafter,  the sum of the amount of its initial margin and premiums on open futures  contracts  and options  thereon would exceed 5% of the  Portfolio's  total assets (taken at current value);  however,  in the  case  of an  option  that  is  in-the-money  at the  time  of the  purchase,  the in-the-money  amount may be excluded in calculating  the 5% limitation.  The segregation  requirements  with respect to futures contracts and options thereon are described below.

         Additional  information  about futures  contracts,  options  thereon and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options  on  Securities  Indices  and Other  Financial  Indices.  The  Portfolio  also may purchase and sell call and put options on  securities  indices and other  financial  indices and in so doing can  achieve  many of the same  objectives  it would  achieve  through  the sale or  purchase  of options on individual  securities  or other  instruments.  Additional  information  about  options on indices and their risks is included in this  Statement and the Trust's  Prospectus  under "Certain Risk Factors and Investment
Methods."

                  Currency   Transactions.   The  Portfolio  may  engage  in  currency   transactions   with
Counterparties,  primarily  in order to  hedge,  or manage  the risk of,  the  value of  portfolio  holdings denominated  in  particular  currencies  against  fluctuations  in  relative  value.  Currency  transactions include forward currency  contracts,  exchange listed currency  futures,  exchange listed and OTC options on currencies,  and  currency  swaps.  A currency  swap is an  agreement  to  exchange  cash flows based on the notional  difference  among two or more  currencies  and  operates in a manner  similar to an interest  rate swap,  which is described  below.  The Portfolio may enter into currency  transactions  with  Counterparties that have received (or the  guarantors of the  obligations  have  received) a credit rating of A-1 or P-1 by
S&P or Moody's,  respectively,  or that have an  equivalent  rating from a NRSRO or are  determined to be of equivalent credit quality by the Sub-advisor.

         The Portfolio's  dealings in forward  currency  contracts and other currency  transactions  such as futures,  options,  options on futures  and swaps  generally  will be  limited to hedging  involving  either specific  transactions or portfolio  positions.  Transaction hedging is entering into a currency transaction with respect to specific  assets or liabilities of the Portfolio,  which will generally  arise in connection with the  purchase  or sale of its  portfolio  securities  or the  receipt  of  income  therefrom.  Position hedging is entering into a currency  transaction with respect to portfolio  security  positions  denominated or generally quoted in that currency.

         The Portfolio  generally will not enter into a transaction to hedge currency  exposure to an extent greater,  after netting all  transactions  intended wholly or partially to offset other  transactions,  than the aggregate  market value (at the time of entering into the  transaction)  of the  securities  held in its portfolio that are denominated or generally  quoted in or currently  convertible  into such currency,  other than with respect to proxy hedging as described below.

         The Portfolio may also  cross-hedge  currencies by entering into  transactions  to purchase or sell one or more  currencies  that are  expected to decline in value  relative to other  currencies  to which the
Portfolio has, or in which the Portfolio expects to have, portfolio exposure.

         To reduce the effect of currency  fluctuations on the value of existing or anticipated  holdings of portfolio  securities,  the Portfolio may also engage in "proxy  hedging."  Proxy hedging is often used when the  currency to which the  Portfolio  is exposed is  difficult  to hedge  generally  or against the dollar.
Proxy hedging  entails  entering  into a commitment or option to sell a currency  whose changes in value are generally  considered to be  correlated to a currency or currencies in which some or all of the  Portfolio's portfolio  securities are or are expected to be denominated,  in exchange for U.S. dollars.  For example, if the  Sub-advisor  considers  that the  Austrian  schilling is  correlated  to the German  deutschemark  (the
"D-mark"),  the Portfolio holds securities denominated in schillings,  and the Sub-advisor believes that the value of schillings  will decline  against the U.S.  dollar,  the  Sub-advisor  may enter into a contract to sell D-marks and buy dollars.  Currency  transactions  can result in losses to the Portfolio if the currency being hedged  fluctuates in value to a degree or in a direction that is not anticipated.  Further,  there is the risk that the perceived  linkage  between  various  currencies  may not be present or may not be present during the  particular  time that the Portfolio is engaging in proxy hedging.  If the Portfolio  enters into a  currency  hedging  transaction,  the  Portfolio  will  comply  with the  asset  segregation  requirements described below.

         Additional  information  about  forward  foreign  currency  exchange  contracts  and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Risks of Currency  Transactions.  Currency  transactions  are  subject to risks  different from  those of other  portfolio  transactions.  Because  currency  control  is of  great  importance  to the issuing  governments  and  influences  economic  planning  and policy,  purchases  and sales of currency and
related  instruments  can  be  negatively  affected  by  government   exchange  controls,   blockages,   and
manipulations  or  exchange  restrictions  imposed  by  governments.  These  can  result  in  losses  to the
Portfolio if it is unable to deliver or receive  currency or funds in  settlement of  obligations  and could also cause hedges it has entered into to be rendered  useless,  resulting in full currency  exposure as well as incurring  transaction  costs.  Buyers and sellers of currency futures are subject to the same risks that apply  to the  use of  futures  generally.  Further,  settlement  of a  currency  futures  contract  for the purchase of most currencies  must occur at a bank based in the issuing  nation.  Trading options on currency futures is  relatively  new, and the ability to establish and close out positions on such options is subject to the  maintenance  of a liquid  market,  which may not always be available.  Currency  exchange  rates may fluctuate based on factors extrinsic to that country's economy.

                  Combined  Transactions.  The  Portfolio may enter into  multiple  transactions,  including multiple options  transactions,  multiple futures transactions,  multiple currency  transactions  (including forward  currency  contracts)  and multiple  interest  rate  transactions  and any  combination  of futures, options, currency and interest rate transactions ("component"  transactions),  instead of a single Strategic
Transaction,  as part of a single  or  combined  strategy.  A  combined  transaction  will  usually  contain elements of risk that are present in each of its  component  transactions.  Although  combined  transactions are normally  entered into based on the  Sub-advisor's  judgment  that the combined  strategies  will reduce risk or otherwise more effectively  achieve the desired  portfolio  management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

                  Swaps,  Caps,  Floors and Collars.  Among the  Strategic  Transactions  that the Portfolio may enter into are  interest  rate,  currency,  index and other  swaps and the  purchase  or sale of related caps,  floors and collars.  The Portfolio expects to enter into these  transactions  primarily to preserve a return or spread on a  particular  investment  or portion of its  portfolio,  to  protect  against  currency fluctuations,  as a  duration  management  technique  or to  protect  against  an  increase  in the price of securities  the  Portfolio  anticipates  purchasing at a later date.  The  Portfolio  will not sell interest rate caps or floors where it does not own  securities or other  instruments  providing the income stream the
Portfolio may be obligated to pay.  Interest  rate swaps involve the exchange by the Portfolio  with another party of their  respective  commitments  to pay or receive  interest,  e.g.,  an exchange  of floating  rate payments for fixed rate  payments  with respect to a notional  amount of  principal.  A currency  swap is an agreement  to  exchange  cash flows on a notional  amount of two or more  currencies  based on the  relative value  differential  among them and an index swap is an  agreement  to swap cash flows on a notional  amount based on changes in the values of the  reference  indices.  The purchase of a cap entitles the  purchaser to receive  payments  on a notional  principal  amount  from the party  selling  such cap to the extent  that a specified  index  exceeds a  predetermined  interest  rate or amount.  The purchase of a floor  entitles the purchaser  to receive  payments  on a notional  principal  amount from the party  selling  such floor to the extent  that a  specified  index  falls  below a  predetermined  interest  rate or  amount.  A  collar  is a combination of a cap and a floor that preserves a certain  return within a  predetermined  range of interest rates or values.

         The  Portfolio  will usually  enter into swaps on a net basis,  i.e.,  the two payment  streams are netted  out in a cash  settlement  on the  payment  date or  dates  specified  in the  instrument,  with the
Portfolio  receiving  or paying,  as the case may be, only the net amount of the two  payments.  Inasmuch as the Portfolio will segregate  assets (or enter into  offsetting  positions) to cover its  obligations  under swaps,  the Sub-advisor and the Trust believe such  obligations do not constitute  senior  securities  under the 1940  Act  and,  accordingly,  will  not  treat  them as  being  subject  to the  Portfolio's  borrowing restrictions.  The Portfolio will not enter into any swap, cap, floor or collar  transaction  unless, at the time of entering into such  transaction,  the unsecured  long-term debt of the  Counterparty,  combined with any credit  enhancements,  is rated at least A by S&P or Moody's or has an  equivalent  rating from  another
NRSRO. If there is a default by the  Counterparty,  the Portfolio may have contractual  remedies pursuant to the agreements  related to the transaction.  The swap market has grown  substantially in recent years with a large  number of banks and  investment  banking  firms  acting both as  principals  and as agents  utilizing standardized swap  documentation.  As a result, the swap market has become relatively  liquid.  Caps, floors and  collars  are more  recent  innovations  for which  standardized  documentation  has not yet been  fully developed and, accordingly, they are less liquid than swaps.

                  Eurodollar  Instruments.  The Portfolio may make  investments  in Eurodollar  instruments.
Eurodollar  instruments are U.S.  dollar-denominated  futures  contracts or options thereon which are linked to the London  Interbank  Offered Rate  ("LIBOR"),  although  foreign  currency-denominated  instruments are available  from time to time.  Eurodollar  futures  contracts  enable  purchasers to obtain a fixed rate for the  lending  of funds  and  sellers  to  obtain a fixed  rate  for  borrowings.  The  Portfolio  might  use
Eurodollar  futures  contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

                  Risks of  Strategic  Transactions  Outside  the U.S.  When  conducted  outside  the  U.S.,
Strategic  Transactions  may not be  regulated  as  rigorously  as in the U.S.,  may not  involve a clearing mechanism and related  guarantees,  and are subject to the risk of governmental  actions  affecting  trading in, or the prices of,  foreign  securities,  currencies and other  instruments.  The value of such positions also could be adversely  affected  by: (i) other  complex  foreign  political,  legal and economic  factors,
(ii) lesser  availability than in the U.S. of data on which to make trading  decisions,  (iii) delays in the
Portfolio's  ability to act upon economic events occurring in foreign markets during  non-business  hours in the U.S.,  (iv) the  imposition  of  different  exercise  and  settlement  terms and  procedures  and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

                  Use of Segregated and Other Special  Accounts.  Many Strategic  Transactions,  in addition to other  requirements,  require that the  Portfolio  segregate  any liquid  assets to the extent  Portfolio
obligations  are  not  otherwise  "covered"  through  ownership  of  the  underlying   security,   financial
instrument  or currency.  In general,  either the full amount of any  obligation  by the Portfolio to pay or deliver  securities  or assets  must be  covered at all times by the  securities,  instruments  or  currency required to be delivered,  or,  subject to any  regulatory  restrictions,  an amount of cash or other liquid assets at least equal to the current  amount of the  obligation.  The  segregated  assets  cannot be sold or transferred  unless  equivalent  assets  are  substituted  in their  place or it is no longer  necessary  to segregate  them.  For example,  a call option  written by the  Portfolio  will require the Portfolio to hold the  securities  subject  to the  call  (or  securities  convertible  into  the  needed  securities  without additional  consideration)  or to  segregate  any liquid  assets  sufficient  to  purchase  and  deliver the securities  if the call is  exercised.  A call option  sold by the  Portfolio  on an index will  require the
Portfolio to own  securities  that  correlate  with the index or to segregate any liquid assets equal to the excess  of the index  value  over the  exercise  price on a  current  basis.  A put  option  written  by the
Portfolio requires the Portfolio to segregate any liquid assets equal to the exercise price.

         A currency  contract that  obligates the Portfolio to buy or sell currency will  generally  require the Portfolio to hold an amount of that currency or liquid  securities  denominated  in that currency  equal to the  Portfolio's  obligation  or to  segregate  liquid  assets  equal to the  amount  of the  Portfolio's obligation.

         OTC options  entered into by the  Portfolio,  including  those on securities,  currency,  financial instruments or indices,  and OCC issued and exchange  listed index options will  generally  provide for cash settlement.  As a result,  when the Portfolio  sells these  instruments  it will only segregate an amount of assets equal to its accrued net  obligations,  as there is no requirement for payment or delivery of amounts in excess of the net  amount.  These  amounts  will  equal 100% of the  exercise  price in the case of a non cash-settled  put, the same as an OCC guaranteed  listed option sold by the Portfolio,  or the  in-the-money amount plus any sell-back  formula amount in the case of a cash-settled  put or call. In addition,  when the
Portfolio  sells a call  option on an index at a time when the  in-the-money  amount  exceeds  the  exercise price,  the Portfolio will  segregate,  until the option expires or is closed out, cash or cash  equivalents equal in value to such excess.  OCC issued and exchange  listed  options  sold by the  Portfolio  other than those above generally  settle with physical  delivery,  and the Portfolio will segregate an amount of assets equal to the full value of the option.  OTC options  settling with physical  delivery or with an election of either  physical  delivery  or cash  settlement  will be treated  the same as other  options  settling  with physical delivery.

         In the case of a futures  contract or an option thereon,  the Portfolio must deposit initial margin and possible daily variation margin in addition to segregating  assets  sufficient to meet its obligation to purchase  or  provide  securities  or  currencies,  or to  pay  the  amount  owed  at the  expiration  of an index-based  futures  contract.  Such assets may consist of cash,  cash  equivalents,  liquid debt or equity securities or other acceptable assets.

         With  respect to swaps,  the  Portfolio  will accrue the net amount of the  excess,  if any, of its obligations  over its  entitlements  with respect to each swap on a daily basis and will segregate an amount of cash or other  liquid  assets  having a value  equal to the  accrued  excess.  Caps,  floors and  collars require segregation of assets with a value equal to the Portfolio's net obligation, if any.

         Strategic  Transactions  may be covered by other means when consistent  with applicable  regulatory policies.  The  Portfolio  may also  enter  into  offsetting  transactions  so that its  combined  position, coupled with any segregated assets,  equals its net outstanding  obligation in related options and Strategic
Transactions.  For example,  the  Portfolio  could  purchase a put option if the strike price of that option is the same or higher than the strike  price of a put option  sold by the  Portfolio.  Moreover,  instead of segregating  assets if the Portfolio held a futures or forward  contract,  it could purchase a put option on the same  futures or forward  contract  with a strike price as high or higher than the price of the contract held.  Other  Strategic  Transactions  may also be offset in  combinations.  If the  offsetting  transaction terminates  at the  time  of or  after  the  primary  transaction  no  segregation  is  required,  but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

         The Portfolio's  activities involving Strategic  Transactions may be limited by the requirements of
Subchapter M of the Internal Revenue Code of 1986 for qualification as a regulated  investment  company (see this Statement under "Tax Matters").

Japan and the Japanese Economy*

*  WHERE FIGURES IN TABLES UNDER THIS CAPTION HAVE BEEN ROUNDED OFF, THE TOTALS MAY NOT NECESSARILY AGREE
WITH THE SUM OF THE FIGURES.

         Because of distance,  as well as  differences  in language,  history,  and culture,  Japan  remains relatively  unfamiliar to many  investors.  The archipelago of Japan stretches for 1300 miles in the western
Pacific  Ocean  and  comprises  an area of  approximately  146,000  square  miles.  The four  main  islands,
Hokkaido,  Honshu,  Kyushu and Shikoku,  cover the same  approximate  range of latitude and the same general range of climate as the east coast of the United States north of Florida.  The  archipelago  has in the past experienced  earthquakes  and tidal waves of varying  degrees of severity,  and the risks of such phenomena, and damage resulting therefrom, continue to exist.

         Japan has a total  population of approximately  126 million.  Life expectancy is one of the highest in the world.  Literacy  in Japan  approaches  100%.  Nearly 90% of  Japanese  students  graduate  from high school.  Approximately  37% go on to college or  university.  Approximately  45% of the total  population of
Japan is  concentrated  in the  metropolitan  areas of Tokyo,  Osaka  and  Nagoya,  cities  with some of the world's highest population densities.

         Over the post war period Japan has experienced  significant  economic  development.  Today Japan is the  second  largest  industrial  nation  in the world in terms of GDP,  with the  United  States  being the largest.  During the era of high  economic  growth in the 1960s and early 1970s the  expansion  was based on the  development  of heavy  industries  such as steel and  shipbuilding.  In the  1970s,  Japan  moved  into assembly  industries  that  employ high  levels of  technology  and consume  relatively  low  quantities  of resources,  and since  then has  become a major  producer  of  automobiles  and  electrical  and  electronic products.  In the 1980s, as Japan experienced a sharp appreciation of its currency;  Japanese  manufacturers increasingly  moved their  production  offshore,  while domestic demand was driven by a boom in consumption, housing,  construction,  and private  capital  expenditures.  After the sharp  collapse in the stock market, which began in 1990s,  the Japanese economy has been in an adjustment  phase,  dealing with excess capacity, lower growth, and consequent problems within the banking sector.

         Another  development in the Japanese  economy in the 1990s was a growing trend of deregulation  and globalization.  Import  restrictions  on many  products,  ranging  from  meats to  gasoline  were  gradually lifted,  and  deregulation  proceeded in  industries  ranging from  retail,  communication,  transportation, finance, and many others.

         Since the second half of the 1990s,  asset price declines and excess  capacity in many sectors have continued to support a largely deflationary environment.

         Japan's  economy is a market  economy in which  industry and commerce are  predominantly  privately owned and  operated.  However,  the  Government  is involved in  establishing  and  meeting  objectives  for developing  the economy and  improving  the standard of living of the Japanese  people.  In order to achieve its economic  objectives,  the  Government  has  generally  relied on providing  the  prerequisite  business environment and administrative  guidance.  The agencies of the Government  primarily concerned with economic policy and its  implementation  are the Economic  Planning  Agency,  The  Ministry of Finance  (MOF) and the
Ministry of Economy,  Trade,  and Industry  (METI) The Bank of Japan,  Japan's  central  bank,  also acts in this field.

Economic Trends

During the  five-year  period  ended  December 31, 2000,  Japan's  real gross  domestic  product in constant prices hardly  changed.  As a result of deflation,  in nominal terms it fell by an annualized  compound rate of 0.4%.  In 1996,  the  gross  domestic  product  grew at a high rate of 5.0% due to the  front-loading  of housing  investment  before the consumption tax hike scheduled on April 1, 1997. In 1997, the growth rate of gross domestic product slowed to 1.6% mainly due to a drop off in consumer  spending and housing  investment in reaction to the consumption  tax hike. In 1998, the gross domestic  product  decreased by 2.5%,  affected by reduced fixed investment in the private sector and continuous  stagnation of consumer spending.  In 1999, real GDP grew 0.3% reflecting a slight  improvement in consumer spending,  the largest  component.  In 2000, real GDP grew by  1.1%,  but  nominal  growth  fell for the  third  year in a row.  Private  sector  capital expenditure as domestic  industries  began to  restructure  was the only  significant  generator of positive growth.

         Industrial  Production.  The following  table sets forth indices of industrial  production of Japan and other  selected  industrial  countries  for the six years ending with  calendar  year 2000 (with 1995 as
100):

                                      INDICES OF INDUSTRIAL PRODUCTION
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
-----------------------------  1997               1998               1999               2000               2001
(1995=100)
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Japan                          107.30             99.70              100.10             106.40             Insert
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
United States                  110.70             114.80             119.70             123.50             Insert
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Germany                        102.70             106.20             107.80             113.20             Insert
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
United Kingdom                 101.90             102.50             103.40             104.90             Insert
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
France                         104.10             108.80             113.40             116.60             Insert
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Italy                          100.50             102.20             110.90             106.90             Insert
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Canada                         104.00             109.10             113.67             117.90             Insert
------------------------------ ------------------ ------------------ ------------------ ------------------ ------------------
Source: IMF, International Financial Statistics

         The  following  table sets forth the  proportion of gross  domestic  product  contributed  by major industrial sectors of the economy for 1996 to 2000:

                               GROSS DOMESTIC PRODUCT* BY INDUSTRIAL SECTORS

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
                                                                1997         1998         1999          2000         2001

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Manufacturing                                                     94.2%        94.0%        94.0%            N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Agriculture, Forestry and Fisheries                       1.7%         1.7%         1.6%            N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Mining                                                     0.2%         0.2%         0.2%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Construction                                               7.6%         7.4%         7.3%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Manufacturing                                             23.6%        22.4%        22.4%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Electricity, Gas and Water                                 2.8%         2.9%         2.9%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Wholesale and Retail Trade                                15.4%        15.1%        14.5%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Finance and Insurance                                      5.8%         5.8%         6.3%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Real Estate                                               11.8%        12.0%        12.2%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Transportation & Communication                             7.1%         7.4%         7.5%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
         Services                                                  18.2%        19.1%        19.1%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Government Services                                                 8.3%         8.5%         8.7%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Private Non-Profit Institutions                                     1.7%         1.9%         1.8%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Import Duty                                                         0.5%         0.5%         0.5%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
(Deduction) Others                                                  0.4%         0.4%         0.4%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
(Deduction) Imputed Interest                                        4.8%         4.9%         5.0%           N/A       Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Statistical Discrepancy                                            0.6%         0.4%         0.3%            N/A      Insert

------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Total GDP                                                        100.0%       100.0%       100.0%            N/A      Insert
------------------------------------------------------------ ------------ ------------ ------------ ------------- ------------
Source: Economic Planning Agency, Annual Report on National Accounts

*  Gross domestic product measures the value of original goods and services produced by a country's domestic economy.  It is equal to gross national product, minus the income that residents receive from abroad for factor services rendered abroad, plus similar payments made to non-residents who contribute to the domestic economy.

         Energy.  Japan has  historically  depended  on oil for most of its energy  requirements.  Virtually all of its oil is  imported,  the  majority  from the Middle  East.  Oil price  changes used to have a major impact on the domestic economy, but now their influence is relatively diminished.

         Japan has worked to reduce its dependence on oil by  encouraging  energy  conservation  and the use of alternative  fuels. In addition to conservation  efforts,  industrial  restructuring with and emphasis on shifting from basic  industries to processing  and assembly type  industries,  has also  contributed  to the reduction  of oil  consumption.  Despite  Japan's  sustained  economic  growth,  crude oil imports  have not increased materially since 1979.

         Labor.  In  2000,  approximately  67.8  million  persons,  or  approximately  53% of  the  Japanese population,  were  employed,  of which  approximately  4.8%  were  employed  in  agriculture,  forestry  and fisheries,  32.3% in construction and manufacturing and 6.8% in transportation and communications,  24.1% in wholesale and retail trade, 4.0% in finance, and 28.0% in other  service-related  industries  (including the government).  Since  1980 an  increasing  proportion  of the paid  work  force is female  and an  increasing number of people have been employed in service industries.

Source: Ministry of Labor, Monthly Labor.

         Prices.  In the  early  1990s,  price  inflation  in Japan  was  weak.  Over the last six years the tendency has become  increasingly  deflationary under the influences of slow economic growth,  overcapacity, and increasing  penetration  of imports from low cost  countries  such as China.  The tables below set forth the  wholesale  and consumer  price  indices for Japan and other  selected  industrial  countries  for which comparable statistics are available:

                                    COMPARATIVE WHOLESALE PRICE INDICES
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
     (1995=100)               1997                 1998                1999                 2000                2001
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Japan                               101.60              100.00                96.70               96.60              Insert
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
United States                       102.30               99.70               100.60              106.30              Insert
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Germany                             100.70              100.30                99.03              102.50              Insert
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
United Kingdom                      103.60              104.30               105.40              108.10              Insert
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Italy                               103.20              103.30               103.10                 N/A              Insert
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Canada                              101.30              101.20               102.90              108.10              Insert
---------------------- -------------------- ------------------- -------------------- ------------------- -------------------
Source: IMF, International Financial Statistics

                                     COMPARATIVE CONSUMER PRICE INDICES
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
     (1995=100)               1997                 1998                 1999                 2000                2001
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
Japan                               101.80               102.50               102.20               101.50            Insert
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
United States                       105.30               107.00               109.30               113.00            Insert
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
Germany                             103.30               104.30               104.90               107.00            Insert
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
United Kingdom                      105.70               109.30               111.00               114.20            Insert
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
France                              103.20               103.90               104.50               106.30            Insert
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
Italy                               106.10               108.20               110.00               112.80            Insert
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
Canada                              104.00               109.10               113.67               117.30            Insert
---------------------- -------------------- -------------------- -------------------- -------------------- -----------------
Source: IMF, International Financial Statistics

         Foreign  Trade.  Overseas  trade is important to Japan's  economy even though  offshore  production has eroded  its  importance.  Japan has few  natural  resources  and must  export to pay for its  imports of these  basic  requirements.  During the year ended  December  31,  2000,  exports  and  imports  represented approximately  11.1%% and 9.7%,  respectively,  of Japan's  nominal gross  domestic  product.  Roughly three quarters of Japan's  exports are  machinery  and  equipment  including  motor  vehicles,  machine  tools and electronic  equipment.  Japan's  principal  imports consist of raw materials,  foodstuff and fuels,  such as oil and coal.

         Japan's  principal  export  markets are the United States,  Canada,  the United  Kingdom,  Germany,
Australia,  Korea,  Taiwan and the People's  Republic of China. The principal sources of its imports are the
United States, South East Asia, the People's Republic of China and the Middle East.

         A  country's  terms of trade  (the  ratio of  export  to  import  prices)  is an  indicator  of the country's  comparative  advantage  in trade.  The terms of trade fell  slightly in 1996 and 1997 as a result of the rise in import prices  reflecting the lower yen rate. In 1998,  the terms of trade improved  slightly mainly  because of lower  import  prices.  In 1999,  the terms of trade  improved to the 1995 level  largely because of lower  import  prices as a result of the  higher yen rate.  The terms of trade at the end of 2000 were  approximately  similar to those at the end of 1996,  despite  considerable  volatility in the yen rate during the period.

Source: Ministry of Finance, The Summary Report on Trade of Japan

Securities Markets in Japan

         There are eight stock  exchanges  in Japan.  Of these,  the Tokyo Stock  Exchange,  the Osaka Stock
Exchange  and the Nagoya  Stock  Exchange  are the  largest.  The three main  markets  have two  sections of stocks;  generally,  companies with smaller  capitalization  are listed on the second section.  In addition,
The Japan  Over-The-Counter  Trading Co. acts as the intermediary  between  securities  companies wishing to trade shares on the  over-the-counter  (OTC)  market.  The primary  role of the OTC market is to  facilitate the  raising of funds from the  investing  public by  unlisted,  small and  medium-sized  companies.  Equity securities of Japanese companies,  which are traded in an over-the-counter  market, are generally securities of relatively  small or  little-known  companies.  A new market,  named  "Mothers",  was  established in the
Tokyo Stock  Exchange on November  11, 1999.  This market is designed to  facilitate  the public  listing of venture business-type small corporations.

         There are two widely  followed  price  indices.  The Nikkei Stock  Average  (NSA) is an  arithmetic average of 225 selected  stocks  computed by a private  corporation.  In addition,  the Tokyo Stock Exchange publishes the TOPIX,  formerly the TSE Index,  which is an index of all first section stocks,  about 1450 in total.  The second  section has its own index.  Nihon  Keizai  Shimbun,  Inc.,  the  publisher  of a leading
Japanese economic newspaper, publishes the OTC Index.

         In the five years ending  December  1989,  the Tokyo Stock Price Index  (TOPIX) more than  tripled, rising from 913.37 to 2884.80 on December 18,  1989.  The TOPIX then  declined  heavily in 1990 and in 1992, and after showing a slight rebound in 1993 and 1994, the Index  continued to decline  throughout  1996, 1997 and 1998 to the  latest  low of 980.11 on  October  15,  1998.  From the 1989 peak to the 1998  bottom,  the
TOPIX  registered a 66% drop.  In 1999,  the Tokyo stock market  showed a strong  upturn led by  information service  sector.  The OTC index more than tripled in 1999.  In 2000 TOPIX gave up much of the ground  gained in 1999 as high growth company valuations fell in line with those in the U.S. and Europe.

         Compared to the United  States,  the common  stocks of many  Japanese  companies  trade at a higher price-earnings ratio.  Historically, investments in the OTC market have been more volatile than the TSE.

         In the past, the proportion of trading value by  institutional  investors has tended to increase at the  expense of  individuals,  but over the last five  years,  the share of  trading  value  represented  by financial  institutions  and business  corporations  has fallen while the value of trading by foreigners has risen  substantially.  In 1999,  the trading value by  individuals  increased  dramatically  reflecting  the stock market rally and brisk demand for stock investment trusts, but this subsided again in 2000.

         The following tables,  compiled by Morgan Stanley Capital International,  set forth the size of the
Japanese  equity  market in  comparison  with that of other major  equity  markets for the five years ending
December 31, 2000.

                                     EQUITY STOCK MARKETS OF THE WORLD
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
                               1996                 1997                 1998                 1999                 2000
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United States                        42.83%               49.29%               50.46%               48.62%               50.14%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Japan                                17.35%               12.12%                9.98%               13.58%               10.73%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
United Kingdom                       10.30%               10.20%                9.95%                9.30%                9.94%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Euroland                             15.67%               17.93%               20.84%               20.22%               20.23%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Canada                                2.56%                2.43%                1.79%                2.11%                2.34%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Switzerland                           3.02%                3.70%                3.77%                2.76%                3.36%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Hong Kong                             2.02%                1.33%                0.97%                1.13%                1.03%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Australia                             1.60%                1.44%                1.43%                1.33%                1.34%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Other                                 4.65%                3.01%                2.25%                2.27%                2.24%
----------------------- -------------------- -------------------- -------------------- -------------------- --------------------
Source: Morgan Stanley Capital International, Quarterly Report

         Investment   Policies  Which  May  Be  Changed   Without   Shareholder   Approval.   The  following
restrictions  are applicable to the AST Scudder Japan  Portfolio.  These  limitations are not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       enter into either of reverse  repurchase  agreements or dollar rolls in an amount  greater than 5% of its total assets;

         2.       purchase  securities  on margin or make short  sales,  except (i) short sales  against the box, (ii) in connection  with arbitrage  transactions,  (iii) for margin deposits in connection with futures contracts,  options  or other  permitted  investments,  (iv) that  transactions  in  futures  contracts  and options shall not be deemed to constitute  selling  securities  short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         3.       purchase  options,  unless the  aggregate  premiums  paid on all such  options held by the
Portfolio  at any time do not exceed  20% of its total  assets;  or sell put  options,  if as a result,  the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         4.       enter into futures  contracts or purchase  options  thereon unless  immediately  after the purchase,  the value of the aggregate  initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums  paid for such options on futures  contracts  does not exceed 5% of the fair  market  value of the  Portfolio's  total  assets;  provided  that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit; or

         5.       make  investments  for the purpose of  exercising  control over  management  or that would involve promotion or business management or that would subject the Portfolio to unlimited liability.

If a  percentage  restriction  is adhered to at the time of  investment,  a later  increase  or  decrease in percentage  beyond  the  specified  limit  resulting  from a change  in  values  or net  assets  will not be considered a violation.

AST Strong International Equity Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  (formerly,  the AST AIM  International
Equity  Portfolio)  is to  seek  long-term  capital  growth  by  investing  in a  diversified  portfolio  of international  equity  securities  the issuers of which are  considered  by the  Sub-advisor  to have strong earnings momentum.

Investment Policies:

         Real  Estate  Investment  Trusts  ("REITs").  The  Portfolio  may  invest  in  equity  and/or  debt securities issued by REITs.  Such investments will not exceed 5% of the total assets of the Portfolio.

         REITs are trusts that sell equity or debt  securities  to investors  and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on particular  types of projects,  such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs,  it could  conceivably own real estate directly as a result of a default on the  securities it owns.  The  Portfolio,  therefore,  may be subject to certain risks  associated with the direct  ownership of real estate,  including  difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental liability risks, risks related to general and local economic  conditions,  adverse change in the climate for real estate,  increases in property taxes and operating  expenses,  changes in zoning laws,  casualty or  condemnation  losses,  limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In  addition  to the risks  described  above,  equity  REITs may be  affected by any changes in the value of the underlying  property  owned by the trusts,  while mortgage REITs may be affected by the quality of any credit  extended.  Equity and mortgage REITs are dependent upon management  skill,  and are generally not  diversified  and  therefore  are  subject  to the risk of  financing  single  or a  limited  number  of
projects.   Such  trusts  are  also  subject  to  heavy  cash  flow   dependency,   defaults  by  borrowers,
self-liquidation,  and the  possibility  that the REIT will fail to  maintain  its  exemption  from the 1940
Act.  Changes  in  interest  rates  may also  affect  the  value  of debt  securities  of REITs  held by the
Portfolio.  By  investing  in REITs  indirectly  through the  Portfolio,  a  shareholder  will bear not only his/her  proportionate  share of the expenses of the Portfolio,  but also,  indirectly,  similar expenses of the REITs.

         Reverse  Repurchase  Agreements.  The Portfolio may employ  reverse  repurchase  agreements (i) for temporary  emergency  purposes,  such as to meet  unanticipated  net redemptions so as to avoid  liquidating
other  portfolio   securities  during  unfavorable   market  conditions;   (ii)  to  cover  short-term  cash
requirements  resulting  from  the  timing  of trade  settlements;  or (iii)  to take  advantage  of  market situations  where the  interest  income to be earned  from the from the  investment  of the  proceeds of the transaction is greater than the interest  expense of the  transaction.  The Portfolio may enter into reverse repurchase  agreements in amounts not exceeding  10% of the value of its total  assets.  Reverse  repurchase agreements  involve  the risk that the market  value of  securities  retained  by the  Portfolio  in lieu of liquidation  may decline below the  repurchase  price of the  securities  sold by the  Portfolio  that it is obligated  to  repurchase.  This risk could  cause a  reduction  in the net asset  value of the  Portfolio's shares.

         Additional  information  about reverse  repurchase  agreements  and their risks are included in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  While  securities are being lent, the Portfolio will continue to receive  the  equivalent  of the  interest or  dividends  paid by the issuer on the  securities,  as well as interest on the  investment of the  collateral  or a fee from the  borrower.  The Portfolio has the right to call its loans and obtain the securities on three business  days' notice or, in connection  with  securities trading on foreign  markets,  within such longer period of time that  coincides  with the normal  settlement period for purchases and sales of such securities in such foreign  markets.  The risks in lending  portfolio securities,  as with other extensions of secured credit,  consist of possible delay in receiving  additional collateral  or in the recovery of the  securities or possible  loss of rights in the  collateral  should the borrower fail  financially.  Additional  information  about the lending of portfolio  securities is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowings.  The  Portfolio  may  borrow  money to a limited  extent  from banks for  temporary  or emergency  purposes  subject to the  limitations  under the 1940 Act. In addition,  the  Portfolio  does not intend to engage in leverage;  therefore,  consistent with current interpretations of the SEC, the Portfolio will not purchase  additional  securities  while  borrowings from banks exceed 5% of the  Portfolio's  total assets.  Additional  information  about borrowing is included in the Trust's  Prospectus under "Certain Risk
Factors and Investment Methods."

         Securities  Issued  on  a  When-Issued  or  Delayed-Delivery  Basis.  The  Portfolio  may  purchase securities on a  "when-issued"  basis,  that is,  delivery of and payment for the securities is not fixed at the date of purchase,  but is set after the securities are issued  (normally  within  forty-five  days after the date of the  transaction).  The Portfolio  also may purchase or sell  securities  on a  delayed-delivery
basis.   The   payment   obligation   and  the   interest   rate  that  will  be  received  on  the  delayed
delivery-securities  are  fixed  at the  time  the  buyer  enters  into  the  commitment.  If the  Portfolio purchases a when-issued  security or enters into a  delayed-delivery  agreement,  the Portfolio's  custodian bank will  segregate cash or other liquid assets in an amount at least equal to the  when-issued  commitment or delayed-delivery  agreement  commitment.  Additional  information about when-issued and  delayed-delivery transactions  and their risks is included in this  Statement and in the Trust's  Prospectus  under  "Certain
Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As  described in the Trust's  Prospectus,  the  Portfolio  may from time to time make short sales  against  the box. To secure its  obligation  to deliver the  securities  sold short,  the  Portfolio  will deposit in escrow in a separate  account with its  custodian an equal amount of the securities sold short or securities  convertible into or exchangeable  for such securities.  Because the
Portfolio  ordinarily will want to continue to receive  interest and dividend  payments on securities in its portfolio  that are  convertible  into the  securities  sold short,  the Portfolio will normally close out a short  position  covered by  convertible  securities  by  purchasing  and  delivering an equal amount of the securities sold short, rather than by delivering the convertible securities that it already holds.

         The  Portfolio  will make a short sale,  as a hedge,  when it believes that the price of a security may decline,  causing a decline in the value of a security owned by the Portfolio or a security  convertible into or exchangeable  for such security.  In such case, any future losses in the  Portfolio's  long position should be reduced  by a gain in the short  position.  Conversely,  any gain in the long  position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are reduced  will depend upon the amount of the security sold short  relative to the amount the Portfolio  owns,  either  directly or indirectly,  and, in the case where the Portfolio  owns  convertible  securities,  changes in the conversion premium.  In  determining  the number of shares to be sold  short  against  the  Portfolio's  position  in a convertible  security,  the anticipated  fluctuation in the conversion premium is considered.  The Portfolio may also make short sales to generate  additional  income from the  investment of the cash proceeds of short sales.  In no event may more than 10% of the value of the  Portfolio's  total assets be deposited or pledged as collateral for short sales at any time.

         Foreign  Securities.  The Portfolio  normally invests  primarily in foreign  securities,  including
American  Depositary  Receipts  ("ADRs") and European  Depositary  Receipts  ("EDRs").  Generally,  ADRs, in
registered  form, are designed for use in the United States  securities  markets,  and EDRs, in bearer form, are designed for use in European  securities  markets.  ADRs and EDRs may be listed on stock  exchanges,  or traded in OTC  markets  in the United  States or Europe,  as the case may be.  ADRs,  like other  securities traded in the United States, will be subject to negotiated commission rates.

         To the  extent  the  Portfolio  invests  in  securities  denominated  in  foreign  currencies,  the
Portfolio  bears the risk of changes in the exchange rates between U.S.  currency and the foreign  currency, as well as the  availability  and status of foreign  securities  markets.  The  Portfolio's  investments  in securities  denominated in foreign  currencies  generally will be marketable  equity  securities  (including common  and  preferred  stock,  depositary  receipts  for  stock  and  fixed  income  or  equity  securities exchangeable for or convertible  into stock) of foreign  companies that generally are listed on a recognized foreign securities  exchange or traded in a foreign  over-the-counter  market. The Portfolio may also invest
in  foreign   securities   listed  on  recognized   U.S.   securities   exchanges  or  traded  in  the  U.S.
over-the-counter market.

         Investments  by the Portfolio in foreign  securities,  whether  denominated  in U.S.  currencies or foreign  currencies,  may entail risks that are greater than those  associated  with  domestic  investments.
The risks of investing in foreign  securities  are  discussed  in detail in this  Statement  and the Trust's
Prospectus  under "Certain Risk Factors and Investment  Methods."  Investment by the Portfolio in ADRs, EDRs
and similar  securities also may entail some or all or these risks.  The  Sub-advisor  seeks to mitigate the risks associated with foreign investment through diversification and active professional management.

                  Developing  Countries.  A developing  country or emerging market country can be considered to be a country that is in the initial stages of its industrialization  cycle.  Currently,  emerging markets generally  include  every  country in the world other than the developed  European  countries  (primarily in
Western Europe), the United States,  Canada, Japan,  Australia,  New Zealand,  Hong Kong and Singapore.  The
characteristics  of markets can change over time.  Currently,  the  Sub-advisor  believes that  investing in many emerging  markets is not  desirable or feasible  because of the lack of adequate  custody  arrangements for the Portfolio's assets, overly burdensome  repatriation and similar restrictions,  the lack of organized and liquid securities markets,  unacceptable  political risks or other reasons.  As desirable  opportunities to invest in  securities in emerging  markets  develop,  the  Portfolio  may expand and further  broaden the group of emerging markets in which it invests.

         Many of the risks relating to foreign  securities  generally  will be greater for emerging  markets than for developed  countries.  Many emerging  markets have experienced  substantial  rates of inflation for many years.  Inflation  and rapid  fluctuations  in  inflation  rates have had and may continue to have very negative  effects on the economies  and  securities  markets for certain  developing  markets.  Economies in emerging markets generally are heavily  dependent upon  international  trade and accordingly,  have been and may  continue  to be affected  adversely  by trade  barriers,  exchange  controls,  managed  adjustments  in relative  currency  values and other  protectionist  measures  imposed or negotiated  by the countries  with which they trade.  These  economies  also have been and may  continue to be affected  adversely  by economic conditions in the  countries  with which they trade.  There also may be a lower level of  securities  market monitoring  and  regulation of  developing  markets and the  activities  of investors in such  markets,  and enforcement  of existing  regulations  has been  extremely  limited.  The  possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries.

         In addition,  brokerage  commissions,  custodial services and other costs relating to investment in foreign  markets are often  higher than the costs of investing in the United  States;  this is  particularly true with respect to emerging  markets.  Such markets have different  settlement  and clearance  procedures.
In certain markets there have been times when  settlements  have been unable to keep pace with the volume of securities  transactions,  making it difficult to conduct such  transactions.  Such settlement  problems may cause  emerging  market  securities  to be  illiquid.  The  inability  of the  Portfolio  to  make  intended securities  purchases due to settlement  problems  could cause the Portfolio to miss  attractive  investment opportunities.  Inability to dispose of a portfolio  security caused by settlement  problems could result in losses to the Portfolio due to subsequent  declines in value of the portfolio  security or, if the Portfolio has entered  into a contract to sell the  security,  could result in  liability  to the  purchaser.  Certain emerging  markets may lack  clearing  facilities  equivalent to those in developed  countries.  Accordingly, settlements  can pose  additional  risks in such markets and ultimately can expose the Portfolio to the risk of losses resulting from its inability to recover from a counterparty.

         The risk also exists that an emergency  situation  may arise in one or more  emerging  markets as a result of which  trading  of  securities  may cease or may be  substantially  curtailed  and  prices for the
Portfolio's  portfolio  securities in such markets may not be readily available.  The Portfolio's  portfolio securities  in the affected  markets will be valued at fair value  determined  in good faith by or under the direction of the Trust's Board of Trustee.

         Portfolio  Turnover.  Any particular security will be sold, and the proceeds  reinvested,  whenever such action is deemed  prudent from the viewpoint of the  Portfolio's  investment  objective,  regardless of the holding period of that security.  Additional  information  about portfolio  turnover is included in this
Statement under "Portfolio Transactions" and the Trust's Prospectus under  "Portfolio Turnover."

         Options,  Futures  and  Currency  Strategies.  The  Portfolio  may use forward  contracts,  futures contracts,  options  on  securities,  options on  indices,  options on  currencies,  and  options on futures contracts  to  attempt  to hedge  against  the  overall  level of  investment  and  currency  risk  normally associated  with the Portfolio's  investments.  These  instruments  are often referred to as  "derivatives,"
which may be defined as financial  instruments  whose  performance  is derived,  at least in part,  from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of Options,  Futures and Currency  Strategies.  The use by the Portfolio of options, futures contracts and forward currency  contracts  involves special  considerations  and risks. For example, there might be imperfect correlation,  or even no correlation,  between the price movements or an instrument
(such  as an  option  contract)  and  the  price  movements  of  the  investments  being  hedged.  In  these circumstances,  if a  "protective  put" is used to hedge a potential  decline in a security and the security does  decline  in  price,  the put  option's  increased  value  may not  completely  offset  the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments  being hedged,  such as changing  interest  rates,  market  liquidity,  and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging  transaction  if the  Sub-advisor  determines  that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional  information  on  these  instruments  is  included  in this  Statement  and the  Trust's
Prospectus  under  "Certain Risk Factors and  Investment  Methods."  Certain risks  pertaining to particular strategies are described in the sections that follow.

                   Cover.  Transactions using forward  contracts,  futures contracts and options (other than options  purchased by a Portfolio)  expose the  Portfolio to an  obligation  to another  party.  A Portfolio will not enter into any such transactions  unless it owns either (1) an offsetting  ("covered")  position in securities,  currencies,  or other  options,  forward  contracts or futures  contracts or (2) cash or liquid assets with a value  sufficient at all times to cover its potential  obligations  not covered as provided in
(1) above.  The Portfolio  will comply with SEC guidelines  regarding  cover for these  instruments  and, if the guidelines so require, set aside cash or liquid securities.

                  Assets  used as cover  cannot be sold  while the  position  in the  corresponding  forward contract,  futures contract or option is open,  unless they are replaced with other  appropriate  assets. If a large  portion  of a  Portfolio's  assets  is used for  cover or  otherwise  set  aside,  it could  affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                  Writing  Call  Options.   The   Portfolio  may  write  (sell)   covered  call  options  on
securities,  futures contracts,  forward contracts,  indices and currencies.  Writing call options can serve as a limited hedge because  declines in the value of the hedged  investment would be offset to the extent of the premium received for writing the option.

                  Writing Put Options.  The  Portfolio may write (sell) put options on  securities,  futures contracts,  forward  contracts,  indices  and  currencies.  The  Portfolio  would  write a put  option at an exercise price that,  reduced by the premium received on the option,  reflects the lower price it is willing to pay for the  underlying  security,  contract or currency.  The risk in such a  transaction  would be that the market price of the  underlying  security,  contract or currency  would decline below the exercise price less the premium received.

                  Purchasing  Put Options.  The  Portfolio may purchase put options on  securities,  futures
contracts,   forward  contracts,  indices  and  currencies.  The  Portfolio  may  enter  into  closing  sale transactions with respect to such options, exercise such option or permit such option to expire.

         The  Portfolio  may also  purchase put options on  underlying  securities,  contracts or currencies against  which it has written other put options.  For example,  where the Portfolio has written a put option on an  underlying  security,  rather  than  entering a closing  transaction  of the written  option,  it may purchase a put option with a different  strike price and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  put.  Used in  combinations,  these  strategies  are commonly referred to as "put  spreads."  Likewise,  the Portfolio  may write call options on  underlying  securities, contracts or currencies  against which it has purchased  protective  put options.  This strategy is commonly referred to as a "collar."

         Purchasing  Call Options.  The Portfolio may purchase  covered call options on securities,  futures
contracts,   forward  contracts,  indices  and  currencies.  The  Portfolio  may  enter  into  closing  sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also  purchase  call options on  underlying  securities,  contracts or currencies against  which it has written  other call  options.  For  example,  where the  Portfolio  has written a call option on an underlying  security,  rather than entering a closing transaction of the written option, it may purchase a call option with a different  strike price and/or  expiration  date that would  eliminate some or all of the risk  associated  with the written call.  Used in  combinations,  these  strategies  are commonly referred to as "call spreads."

         Options  may be  either  listed on an  exchange  or traded  in  over-the-counter  ("OTC")  markets.
Listed options are third-party  contracts (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation) and have  standardized  strike prices and expiration dates.  OTC options are  two-party  contracts  with  negotiated  strike  prices and  expiration  dates.  The
Portfolio  will not purchase an OTC option  unless it believes  that daily  valuations  for such options are readily  obtainable.  OTC options  differ from  exchange-traded  options in that OTC options are  transacted with  dealers  directly  and not  through  a  clearing  corporation  (which  would  guarantee  performance).
Consequently,  there  is a risk of  non-performance  by the  dealer.  Since no  exchange  is  involved,  OTC options  are  valued on the basis of an  average  of the last bid prices  obtained  from  dealers,  unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

                  Index  Options.  The risks of  investment  in index options may be greater than options on securities.  Because  index  options are settled in cash,  when the  Portfolio  writes a call on an index it cannot provide in advance for its potential  settlement  obligations by acquiring and holding the underlying securities.  The  Portfolio  can offset some of the risk of writing a call index option  position by holding a diversified  portfolio of securities  similar to those on which the  underlying  index is based.  However, the  Portfolio  cannot,  as a practical  matter,  acquire and hold a portfolio  containing  exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the securities  held will not be perfectly correlated with the value of the index.

                  Limitations on Options.  The Portfolio will not write options if,  immediately  after such sale, the aggregate  value of securities or obligations  underlying the  outstanding  options exceeds 20% of the  Portfolio's  total assets.  The Portfolio will not purchase  options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio's total assets.

                  Interest Rate,  Currency and Stock Index Futures  Contracts.  The Portfolio may enter into interest rate, currency or stock index futures contracts  (collectively,  "Futures" or "Futures  Contracts")
and  options  on  Futures as a hedge  against  changes in  prevailing  levels of  interest  rates,  currency exchange  rates or stock price levels,  respectively,  in order to establish  more  definitely the effective return on  securities  or  currencies  held or intended to be  acquired by it. The  Portfolio's  hedging may include  sales of Futures as an offset  against the effect of expected  increases  in  interest  rates,  and decreases in currency  exchange  rates and stock  prices,  and purchase of Futures as an offset  against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures  Contract  is a two party  agreement  to buy or sell a  specified  amount of a  specified security or currency (or deliver a cash  settlement  price,  in the case of an index future) for a specified price  at a  designated  date,  time and  place.  A stock  index  future  provides  for the  delivery,  at a designated  date,  time and  place,  of an amount  of cash  equal to a  specified  dollar  amount  times the difference  between the stock index value at the close of trading on the  contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures  Contracts that are traded on futures  exchanges and are standardized  as to  maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only;  that is,
Futures  will be sold to  protect  against  a decline  in the price of  securities  or  currencies  that the
Portfolio  owns, or Futures will be purchased to protect the  Portfolio  against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the  Portfolio  were unable to  liquidate a Future or an option on Futures  position  due to the absence  of a liquid  secondary  market  or the  imposition  of price  limits,  it could  incur  substantial losses.  The  Portfolio  would  continue  to be subject to market  risk with  respect  to the  position.  In addition,  except in the case of  purchased  options,  the  Portfolio  might be  required  to  maintain  the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on  Futures,  options on  Futures,  and their  risks is  included  in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract is an obligation,  usually arranged with a commercial bank or other  currency  dealer,  to purchase or sell a currency  against  another  currency at a future date and price as agreed upon by the parties.  The  Portfolio  either may accept or make  delivery of the currency at the  maturity  of the  forward  contract.  The  Portfolio  may also,  if its contra  party  agrees  prior to maturity,  enter into a closing  transaction  involving  the  purchase  or sale of an  offsetting  contract.
Forward contracts are traded  over-the-counter,  and not on organized  commodities or securities  exchanges.
As a result,  it may be more  difficult  to value  such  contracts,  and it may be  difficult  to enter into closing transactions.

         The cost to the  Portfolio  of  engaging  in forward  contracts  varies  with  factors  such as the currencies  involved,  the length of the contract period and the market conditions then prevailing.  Because forward  contracts are usually entered into on a principal  basis, no fees or commissions are involved.  The use of forward  contracts does not eliminate  fluctuations  in the prices of the  underlying  securities the
Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information on forward  contracts and their risks is included in this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Investment  Companies.  The Portfolio may invest in other investment  companies to the extent permitted  by the 1940 Act and rules and  regulations  thereunder,  and,  if  applicable,  exemptive  orders granted by the SEC.

         Investment Policy Which May Be Changed Without Shareholder  Approval.  The following  limitation is applicable  to the AST  Strong  International  Equity  Portfolio.  This  limitation  is not a  "fundamental"
restriction, and may be changed by the Trustee without shareholder approval.  The Portfolio will not:

         1.       Make investments for the purpose of gaining control of a company's management.

AST Janus Overseas Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         The portfolio  pursues its objective by investing  primarily in common stocks of foreign issuers of any size.  The  Portfolio  normally  invests at least 65% of its total  assets in issuers from at least five different  countries  excluding  the  United  States.  The  Portfolio  may  invest  all of its assets in the securities of a single  open-end  management  investment  company with  substantially  the same  fundamental investment  objectives,  policies and  restrictions  as the Portfolio  subject to the prior  approval of the
Investment  Manager.  The Investment  Manager will not approve such  investment  unless:  (a) the Investment
Manager  believes,  on the advice of counsel,  that such  investment  will not have an adverse effect on the tax status of the annuity  contracts and/or life insurance  policies  supported by the separate  accounts of the  Participating  Insurance  Companies which purchase shares of the Trust; (b) the Investment  Manager has given prior notice to the  Participating  Insurance  Companies that it intends to permit such investment and has  determined  whether  such  Participating  Insurance  Companies  intend  to  redeem  any  shares  and/or discontinue  the purchase of shares because of such  investment;  (c) the Trustees have  determined that the fees to be paid by the Trust for  administrative,  accounting,  custodial and transfer  agency  services for the Portfolio  subsequent to such an investment are  appropriate,  or the Trustees have approved  changes to the agreements  providing such services to reflect a reduction in fees;  (d) the  Sub-advisor  has agreed to reduce  its fee by the  amount of any  investment  advisory  fees  paid to the  investment  manager  of such open-end  management  investment company;  and (e) shareholder  approval is obtained if required by law. The
Portfolio  will apply for such  exemptive  relief under the provisions of the 1940 Act, or other such relief as may be necessary under the then governing rules and  regulations of the 1940 Act,  regarding  investments in such investment companies.

         Futures,  Options  and  Other  Derivative  Instruments.   The  Portfolio  may  enter  into  futures
contracts on securities,  financial indices,  and foreign currencies and options on such contracts,  and may invest in options on securities,  financial  indices and foreign  currencies,  forward  contracts and swaps.
The  Portfolio  will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Portfolio's  commitments under outstanding  futures contracts positions and options on futures contracts  written by the  Portfolio  would exceed the market  value of the total  assets of the  Portfolio.
The  Portfolio  may  invest in  forward  currency  contracts  with  stated  values of up to the value of the
Portfolio's assets.

         The  Portfolio  may buy or write  options  in  privately  negotiated  transactions  on the types of securities  and indices  based on the types of  securities  in which the  Portfolio  is  permitted to invest directly.  The Portfolio will effect such  transactions  only with  investment  dealers and other  financial institutions  (such as commercial  banks or savings and loan  institutions)  deemed  creditworthy,  and only pursuant to procedures  adopted,  by the Sub-advisor for monitoring the  creditworthiness of those entities.
To the extent that an option  bought or written by the  Portfolio in a negotiated  transaction  is illiquid, the value of an option bought or the amount of the  Portfolio's  obligations  under an option written by the
Portfolio,  as the case may be, will be subject to the Portfolio's  limitation on illiquid  investments.  In the case of illiquid options,  it may not be possible for the Portfolio to effect an offsetting  transaction at a time  when the  Sub-advisor  believes  it would  be  advantageous  for the  Portfolio  to do so.  For a description of these strategies and instruments and certain risks involved  therein,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments.  The Portfolio may make investments in Eurodollar  instruments.  Eurodollar instruments  are U.S.  dollar-denominated  futures  contracts  or  options  thereon  which are linked to the
London Interbank  Offered Rate ("LIBOR"),  although foreign  currency-denominated  instruments are available from time to time.  Eurodollar  futures  contracts enable  purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for  borrowings.  The  Portfolio  might use  Eurodollar  futures contracts  and options  thereon to hedge  against  changes in LIBOR,  to which many  interest rate swaps and fixed-income instruments are linked.

         Swaps and  Swap-Related  Products.  The  Portfolio  may enter into  interest  rate swaps,  caps and floors on either an asset-based or  liability-based  basis,  depending upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net  amount  of the  excess,  if  any,  of the  Portfolio's  obligations  over  its entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or high-grade  liquid  assets having an aggregate net asset value at least equal to the accrued  excess will be maintained in a segregated  account by the custodian of the Portfolio.  If the Portfolio enters into an interest rate swap on other than a net basis,  it would maintain a segregated  account in the full amount accrued on a daily basis of its  obligations  with respect to the swap.  The  Portfolio  will not enter into any interest  rate swap,  cap or floor  transaction  unless the unsecured  senior debt or the  claims-paying ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one nationally  recognized  statistical rating  organization at the time of entering into such transaction.  The
Sub-advisor  will monitor the  creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other party to such a transaction,  the Portfolio will have contractual  remedies pursuant to the agreements related to the transaction.

         The swap  market  has  grown  substantially  in  recent  years  with a large  number  of banks  and
investment   banking  firms  acting  both  as  principals  and  as  agents   utilizing   standardized   swap
documentation.  The  Sub-advisor  has determined  that, as a result,  the swap market has become  relatively liquid.  Caps and floors are more recent innovations for which  standardized  documentation has not yet been developed  and,  accordingly,  they are less liquid than swaps.  To the extent the  Portfolio  sells  (i.e., writes) caps and floors,  it will segregate  cash or high-grade  liquid assets having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis, of its  obligations  with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be entered  into by the  Portfolio.  These  transactions  may in some  instances  involve the  delivery of  securities  or other underlying  assets by the Portfolio or its counterparty to collateralize  obligations  under the swap. Under the documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is limited to the net amount of the payments  that the  Portfolio is  contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the  Portfolio  would risk the loss of the net amount of the payments that it contractually  is entitled to receive.  The Portfolio may buy and sell  (i.e.,  write)  caps  and  floors  without  limitation,  subject  to the  segregation  requirement described above. For an additional  discussion of these  strategies,  see this Statement under "Certain Risk
Factors and Investment Methods."

         Investment  Company  Securities.  From time to time,  the  Portfolio  may invest in  securities  of other  investment  companies,  subject to the provisions of Section  12(d)(1) of the 1940 Act. The Portfolio
may  invest in  securities  of money  market  funds  managed by the  Sub-advisor  subject to the terms of an exemptive  order  obtained  by the  Sub-advisor  and the  funds  that  are  advised  or  sub-advised  by the
Sub-advisor.  Under such order,  the Portfolio  will limit its  aggregate  investment in a money market fund managed by the  Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the
Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Zero-Coupon,  Pay-In-Kind  and Step Coupon  Securities.  The  Portfolio may invest up to 10% of its assets in  zero-coupon,  pay-in-kind  and step coupon  securities.  For a  discussion  of  zero-coupon  debt securities and the risks  involved  therein,  see this Statement  under "Certain Risk Factors and Investment
Methods."

         Pass-Through  Securities.  The Portfolio may invest in various  types of  pass-through  securities, such as mortgage-backed  securities,  asset-backed  securities and participation  interests.  A pass-through security is a share or certificate of interest in a pool of debt  obligations  that have been  repackaged by an  intermediary,  such as a bank or  broker-dealer.  The purchaser of a pass-through  security  receives an undivided  interest in the underlying  pool of securities.  The issuers of the  underlying  securities  make interest and principal  payments to the  intermediary  which are passed through to  purchasers,  such as the
Portfolio.  For an additional  discussion of  pass-through  securities and certain risks  involved  therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and  unsponsored  American  Depositary
Receipts ("ADRs"),  which are receipts issued by an American bank or trust company  evidencing  ownership of underlying  securities  issued by a foreign issuer.  ADRs, in registered  form, are designed for use in U.S.
securities  markets.  Unsponsored  ADRs may be created  without the  participation  of the  foreign  issuer.
Holders of these ADRs generally bear all the costs of the ADR facility,  whereas foreign  issuers  typically bear certain costs in a sponsored  ADR. The bank or trust company  depositary of an  unsponsored  ADR may be under no obligation to distribute  shareholder  communications  received from the foreign  issuer or to pass through voting rights.  The Portfolio may also invest in European  Depositary  Receipts  ("EDRs"),  receipts issued by a European  financial  institution  evidencing  an  arrangement  similar  to that of ADRs,  Global
Depositary  Receipts  ("GDRs")  and  in  other  similar  instruments   representing  securities  of  foreign
companies.  EDRs, in bearer form, are designed for use in European securities  markets.  GDRs are securities convertible into equity securities of foreign issuers.

         Other  Income-Producing  Securities.  Other types of income producing securities that the Portfolio may purchase include, but are not limited to, the following types of securities:

                  Variable  and  Floating  Rate  Obligations.  These  types  of  securities  are  relatively long-term  instruments  that  often  carry  demand  features  permitting  the  holder to demand  payment  of principal at any time or at specified intervals prior to maturity.

                  Standby  Commitments.  These  instruments,  which are similar to a put, give the Portfolio the option to  obligate  a broker,  dealer or bank to  repurchase  a security  held by that  Portfolio  at a specified price.

                  Tender Option Bonds.  Tender option bonds are relatively  long-term bonds that are coupled with the  agreement  of a third  party  (such as a  broker,  dealer or bank) to grant  the  holders  of such securities the option to tender the securities to the institution at periodic intervals.

                  Inverse  Floaters.  Inverse floaters are debt instruments  whose interest bears an inverse relationship  to the interest rate on another  security.  The Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The  Portfolio  will  purchase  standby  commitments,  tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of the Portfolio.

         Reverse  Repurchase  Agreements.  The Portfolio may enter into reverse repurchase  agreements.  The
Portfolio  will enter into such  agreements  only to provide  cash to  satisfy  unusually  heavy  redemption requests  and for other  temporary  or  emergency  purposes,  rather than to obtain cash to make  additional investments.  While a reverse  repurchase  agreement is  outstanding,  the Portfolio  will maintain cash and appropriate  liquid assets in a segregated  custodial  account to cover its obligation  under the agreement.
The  Portfolio  will enter into reverse  repurchase  agreements  only with parties  that  Sub-advisor  deems creditworthy.  For an additional  description of these  investment  techniques,  see the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the AST  Janus  Overseas  Growth  Portfolio.  These  limitations  are not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval:

         1.       The  Portfolio  will not (i) enter into any  futures  contracts  and  related  options for purposes other than bona fide hedging  transactions  within the meaning of CFTC regulations if the aggregate initial margin and premiums  required to establish  positions in futures  contracts and related options that do not fall  within the  definition  of bona fide  hedging  transactions  will  exceed 5% of the fair market value of the Portfolio's net assets,  after taking into account  unrealized profits and unrealized losses on any such  contracts it has entered into; and (ii) enter into any futures  contracts if the aggregate  amount of the Portfolio's  commitments under outstanding  futures contracts positions would exceed the market value of its total assets.

         2.       The Portfolio does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the payment of any  additional  consideration  therefor,  and provided that  transactions  in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         3.       The Portfolio  does not  currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided  that margin  payments and other  deposits in connection  with  transactions  in futures,  options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         4.       The  Portfolio  does not  currently  intend to  purchase  securities  of other  investment companies, except in compliance with the 1940 Act.

         5.       The  Portfolio  may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed,  in the  aggregate,  15% of the  Portfolio's  net asset  value,  provided  that this limitation  does not apply to  reverse  repurchase  agreements,  deposits  of assets  to  margin,  guarantee positions in futures,  options, swaps or forward contracts,  or the segregation of assets in connection with such contracts.

         6.       The  Portfolio  does not  currently  intend  to  purchase  any  security  or enter  into a repurchase  agreement  if, as a result,  more than 15% of its net assets  would be  invested  in  repurchase agreements  not  entitling  the  holder to  payment  of  principal  and  interest  within  seven days and in securities  that are illiquid by virtue of legal or contractual  restrictions  on resale or the absence of a readily available market.  The Trustees,  or the Sub-advisor  acting pursuant to authority  delegated by the
Trustees,  may determine that a readily available market exists for securities  eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A  Securities"),  or any successor to such rule, and
Section  4(2)  commercial  paper.  Accordingly,  such  securities  may  not  be  subject  to  the  foregoing limitation.

         7.       The  Portfolio  may not  invest in  companies  for the  purpose of  exercising  control of management.

AST American Century International Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         In general,  within the restrictions  outlined herein,  the Portfolio has broad powers with respect to  investing  funds or  holding  them  uninvested.  Investments  are  varied  according  to what is  judged advantageous  under changing  economic  conditions.  It will be the  Sub-advisor's  policy to retain maximum flexibility  in management  without  restrictive  provisions as to the proportion of one or another class of securities  that  may  be  held,  subject  to  the  investment  restrictions  described  below.  It  is  the
Sub-advisor's  intention  that the Portfolio  will  generally  consist of equity  securities.  However,  the
Sub-advisor  may invest the assets of the Portfolio in varying  amounts in other  instruments  and in senior securities,  such as bonds,  debentures,  preferred  stocks and  convertible  issues,  when such a course is deemed appropriate in order to attempt to attain its financial objective.

         Foreign  Currency  Transactions and Forward  Contracts.  The Portfolio may conduct foreign currency transactions  on a spot basis  (i.e.,  cash) or forward  basis  (i.e.,  by entering  into  forward  currency exchange  contracts,  currency  options and futures  transactions  to purchase or sell foreign  currencies).
Although  foreign exchange dealers  generally do not charge a fee for such  transactions,  they do realize a profit  based  on the  difference  between  the  prices  at  which  they  are  buying  and  selling  various currencies.

         Forward  contracts are customized  transactions  that require a specific amount of a currency to be delivered  at a  specific  exchange  rate on a  specific  date or  range of  dates  in the  future.  Forward contracts are generally  traded in an interbank  market directly  between  currency  traders (usually larger commercial  banks) and their  customers.  The parties to a forward contract may agree to offset or terminate the contract  before its  maturity,  or may hold the  contract to maturity  and  complete  the  contemplated currency exchange.

         The following  summarizes the principal currency management  strategies for the Portfolio involving forward  contracts.  The  Portfolio  may also use swap  agreements,  indexed  securities,  and  options  and futures contracts relating to foreign currencies for the same purposes.

(1)      Settlement  Hedges or Transaction  Hedges.  When the Sub-advisor  wishes to lock in the U.S. dollar
--------------------------------------------------
     price of a foreign  currency  denominated  security  when the  Portfolio is  purchasing  or selling the security,  the  Portfolio  may  enter  into  a  forward  contract  to do  so.  This  type  of  currency transaction,  often called a "settlement hedge" or "transaction  hedge," protects the Portfolio against an adverse change in foreign  currency  values between the date a security is purchased or sold and the date on which payment is made or received  (i.e.,  "settled).  Forward  contracts to purchase or sell a foreign  currency may also be used by the  Portfolio in  anticipation  of future  purchases or sales of securities  denominated  in  foreign  currency,  even if the  specific  investments  have  not yet been selected by the Sub-advisor.  This strategy is often referred to as "anticipatory hedging."

(2)      Position Hedges.  When the Sub-advisor  believes that the currency of a particular  foreign country
------------------------
     may  suffer  substantial  decline  against  the U.S.  dollar,  the  Portfolio  may enter into a forward contract to sell foreign  currency for a fixed U.S.  dollar amount  approximating  the value of some or all of its  portfolio  securities  either  denominated  in,  or whose  value is tied to,  such  foreign currency.  This  use of a  forward  contract  is  sometimes  referred  to as a  "position  hedge."  For example,  if a Portfolio owned securities  denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S.  dollars  to hedge  against  possible  declines  in the Euro's  value.
     This hedge would tend to offset both positive and negative  currency  fluctuations,  but would not tend to offset changes in security values caused by other factors.

         The  Portfolio  could also hedge the position by entering  into a forward  contract to sell another currency  expected to perform  similarly to the currency in which the Portfolio's  existing  investments are denominated.  This type of hedge,  often called a "proxy  hedge,"  could offer  advantages in terms of cost, yield or efficiency,  but may not hedge currency  exposure as effectively as a simple position hedge against
U.S.  dollars.  This type of hedge may  result in losses  if the  currency  used to hedge  does not  perform similarly to the currency in which the hedged securities are denominated.

         The  precise  matching  of forward  contracts  in the  amounts  and values of  securities  involved generally  would not be  possible  because the future  values of such  foreign  currencies  will change as a consequence of market movements in the values of those  securities  between the date the forward contract is entered  into  and the date it  matures.  Predicting  short-term  currency  market  movements  is  extremely difficult,  and the successful  execution of a short-term  hedging strategy is highly  uncertain.  Normally, consideration  of the prospect for currency  parities will be  incorporated  into the  long-term  investment decisions made with respect to overall  diversification  strategies.  However, the Sub-advisor believes that it is important  to have  flexibility  to enter into such  forward  contracts  when it  determines  that the
Portfolio's best interests may be served.

         At the maturity of the forward contract,  the Portfolio may either sell the portfolio  security and make  delivery of the foreign  currency,  or it may retain the  security and  terminate  the  obligation  to deliver the foreign  currency by purchasing an "offsetting"  forward  contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast  with absolute  precision the market value of portfolio  securities at the  expiration  of the forward  contract.  Accordingly,  it may be necessary  for the Portfolio to purchase additional  foreign  currency  on the spot  market  (and bear the  expense of such  purchase)  if the market value of the  security is less than the amount of foreign  currency  the  Portfolio  is obligated to deliver and if a decision is made to sell the security and make  delivery of the foreign  currency the  Portfolio is obligated to deliver.

(3)      Shifting  Currency  Exposure.  The  Portfolio  may also enter into  forward  contracts to shift its
-------------------------------------
     investment  exposure  from one currency  into  another.  This may include  shifting  exposure from U.S.
     dollars to foreign currency,  or from one foreign currency to another foreign  currency.  This strategy tends  to  limit  exposure  to the  currency  sold,  and  increase  exposure  to the  currency  that is purchased,  much as if the Portfolio had sold a security  denominated  in one currency and purchased an equivalent  security  denominated in another currency.  For example,  if the Sub-advisor  believes that the U.S.  dollar may suffer a  substantial  decline  against  the Euro,  it could  enter into a forward contract  to  purchase  Euros for a fixed  amount  of U.S.  dollars.  This  transaction  would  protect against  losses  resulting  from a  decline  in the  value of the U.S.  dollar,  but  would  cause  the
     Portfolio to assume the risk of fluctuations in the value of the Euro.

         Successful  use of  currency  management  strategies  will  depend  on the  Sub-advisor's  skill in analyzing  currency  values.  Currency  management  strategies  may  substantially  change  the  Portfolio's investment  exposure to changes in currency  rates and could result in losses to the Portfolio if currencies do not perform as the Sub-advisor  anticipates.  For example,  if a currency's value rose at a time when the
Sub-advisor  hedged the Portfolio by selling the currency in exchange for U.S. dollars,  the Portfolio would not participate in the currency's  appreciation.  Similarly,  if the  Sub-advisor  increases the Portfolio's exposure to a currency and that currency's  value declines,  the Portfolio will sustain a loss.  There is no assurance that the Sub-advisor's use of foreign currency  management  strategies will be advantageous to the
Portfolio or that they will hedge at appropriate times.

         The Portfolio will cover outstanding  forward contracts by maintaining liquid portfolio  securities denominated  in, or whose value is tied to, the  currency  underlying  the forward  contract or the currency being hedged.  To the extent that the  Portfolio is not able to cover its forward  currency  positions  with underlying  portfolio  securities,  the  Portfolio's  custodian  will  segregate cash or other liquid assets having a value  equal to the  aggregate  amount  of the  Portfolio's  commitments  under  forward  contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.

         For an additional  discussion  of foreign  currency  contracts and forward  contracts and the risks involved therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

         Derivative  Securities.  To  the  extent  permitted  by  its  investment  objectives  and  policies discussed  elsewhere  herein,  the  Portfolio  may invest in  securities  that are  commonly  referred to as
"derivative"    securities.    Certain   derivative    securities   are   more   accurately   described   as
"index/structured"  securities.  Index/structured  securities  are  derivative  securities  whose  value  or performance  is linked to other  equity  securities  (such as  depositary  receipts),  currencies,  interest rates, indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such  as  mortgage-backed  and  other  asset-backed  securities,  are in many respects  like  any  other  investment,  although  they  may be more  volatile  or  less  liquid  than  more traditional debt securities.

         The  Portfolio  may  not  invest  in a  derivative  security  unless  the  reference  index  or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.

         The return on a  derivative  security  may  increase or  decrease,  depending  upon  changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest rate,  market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the  possibility  that  there may be no liquid  secondary  market,  or the  possibility  that price fluctuation  limits  may be  imposed  by the  exchange,  either of which may make it  difficult  or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The  Sub-advisor  will  report to the  Investment  Manager on  activity in  derivative  securities,  and the
Investment  Manager will report to the Trust's Board of Trustees as necessary.  For  additional  information on  derivatives  and their risks,  see the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Futures  and  Options.  The  Portfolio  may enter  into  futures  contracts,  options or options on futures  contracts.  The  Portfolio  may not,  however,  enter into a futures  transaction  for  speculative purposes.  Generally, futures transactions will be used to:

o        protect  against a decline in market value of the  Portfolio's  securities  (taking a short futures position), or

o        protect  against the risk of an  increase in market  value for  securities  in which the  Portfolio generally  invests  at a time when the  Portfolio  is not  fully-invested  (taking  a long  futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling  futures,  buying puts and writing  calls,  hedge the
Portfolio's  investments  against price  fluctuations.  Other  strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Portfolio's  exposure to market  fluctuations, the use of futures  contracts may be a more effective  means of hedging this  exposure.  While the Portfolio will pay brokerage  commissions in connection  with opening and closing out futures  positions,  these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options  transactions  based on securities indices that are consistent  with the  Portfolio's  investment  objectives.  Examples of indices that may be used include the
Bond Buyer Index of  Municipal  Bonds for fixed income  funds,  or the S&P 500 Index for equity  funds.  The
Portfolio also may engage in futures and options  transactions  based on specific  securities,  such as U.S.
Treasury bonds or notes.  Futures  contracts are traded on national  futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike  when  the  Portfolio  purchases  or  sells a bond,  no  price  is paid or  received  by the
Portfolio  upon the purchase or sale of the future.  Initially,  the  Portfolio  will be required to deposit an amount of cash or  securities  equal to a varying  specified  percentage  of the  contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure  completion  of the  contract
(delivery  or  acceptance  of the  underlying  security)  if it is not  terminated  prior  to the  specified delivery date.  Minimum  initial margin  requirements  are  established by the futures  exchanges and may be revised.  In addition,  brokers may establish margin deposit  requirements that are higher than the exchange minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin,  to and  from  the  broker,  will be made on a daily  basis  as the  price  of the  underlying  debt securities  or index  fluctuates,  making the future more or less  valuable,  a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks, which are  described  in more  detail in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk
Factors  and  Investment  Methods."  The  Sub-advisor  will seek to minimize  these  risks by  limiting  the contracts  entered into on behalf of the  Portfolio to those traded on national  futures  exchanges  and for which there appears to be a liquid secondary market.

         Options on Futures.  By  purchasing  an option on a futures  contract,  the  Portfolio  obtains the right,  but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call option) at a fixed strike  price.  The  Portfolio  can terminate its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the  Portfolio  completes the sale of the  underlying  instrument  at the  strike  price.  Purchasing  an option on a  futures  contract  does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio  may write (or sell) call options that  obligate it to sell (or deliver)  the  option's  underlying  instrument  upon  exercise of the option.
While the receipt of option  premiums  would  mitigate the effects of price  declines,  the Portfolio  would give up some ability to  participate  in a price  increase on the  underlying  instrument.  If the Portfolio were to engage in options  transactions,  it would own the futures  contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments  in  Companies  with  Limited  Operating  History.  The  Portfolio  may  invest  in the securities  of issuers  with  limiting  operating  history.  The  Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers with limited  operating  history may involve  greater risks than  investments  in  securities of more mature  issuers.  By their nature,  such issuers  present  limited operating  history and  financial  information  upon which the manager may base its  investment  decision on behalf of the  Portfolio.  In  addition,  financial  and other  information  regarding  such  issuers,  when available, may be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total assets in the  securities of issuers with less than a three-year  operating  history.  The  Sub-advisor  will consider  periods of capital  formation, incubation,  consolidation,  and research and development in determining  whether a particular  issuer has a record of three years of continuous operation.

         Short  Sales.  The  Portfolio  may  engage in short  sales if, at the time of the short  sale,  the
Portfolio  owns or has the  right  to  acquire  an equal  amount  of the  security  being  sold  short at no additional cost.

         In a short sale, the seller does not  immediately  deliver the securities  sold and is said to have a short  position  in those  securities  until  delivery  occurs.  To make  delivery to the  purchaser,  the executing  broker  borrows  the  securities  being  sold  short on  behalf  of the  seller.  While the short position is maintained,  the seller  collateralizes  its obligation to deliver the securities  sold short in an amount  equal to the  proceeds of the short sale plus an  additional  margin  amount  established  by the
Board of  Governors  of the  Federal  Reserve.  If the  Portfolio  engages  in a short  sale the  collateral account will be maintained by the  Portfolio's  custodian.  While the short sale is open the Portfolio  will maintain in a segregated  custodial  account an amount of securities  convertible  into or exchangeable  for such equivalent  securities at no additional  cost.  These  securities would constitute the Portfolio's long position.

         If the  Portfolio  sells  short  securities  that it  owns,  any  future  gains  or  losses  in the
Portfolio's  long position  should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are reduced  would  depend upon the amount of the security  sold short  relative to the amount the Portfolio owns. There will be certain  additional  transaction costs associated with short sales, but the Portfolio  will endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Sovereign  Debt  Obligations.  The  Portfolio may purchase  sovereign  debt  instruments  issued or guaranteed  by  foreign  governments  or  their  agencies,  including  debt of  emerging  market  countries.
Sovereign  debt may be in the form of  conventional  securities or other types of debt  instruments  such as loans or loan  participations.  Sovereign  debt of  developing  countries  may involve a high degree of risk and may present a risk of default or renegotiation or rescheduling of debt payments.

         Portfolio  Turnover.  The  Sub-advisor  will  purchase and sell  securities  without  regard to the length of time the security has been held and,  accordingly,  it can be expected  that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to purchase a given security  whenever the  Sub-advisor  believes it will contribute  to the stated  objective of the  Portfolio,  even if the same  security has only  recently  been sold.  The  Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held, and no matter whether the sale is at a gain or at a loss, if the  Sub-advisor  believes that such security is not  fulfilling  its purpose,  either  because,  among other  things,  it did not live up to the
Sub-advisor's  expectations,  or because it may be replaced with another  security  holding greater promise, or  because  it has  reached  its  optimum  potential,  or  because  of a change in the  circumstances  of a particular  company or industry or in general  economic  conditions,  or because of some combination of such reasons.

         When a general decline in security  prices is anticipated,  the Portfolio may decrease or eliminate entirely  its  equity  position  and  increase  its  cash  position,  and  when a rise in  price  levels  is anticipated,  the Portfolio may increase its equity  position and decrease its cash  position.  However,  it should be expected that the Portfolio  will,  under most  circumstances,  be  essentially  fully invested in equity securities.

         Since  investment  decisions are based on the anticipated  contribution of the security in question to the Portfolio's  objectives,  the rate of portfolio turnover is irrelevant when the Sub-advisor  believes a change is in order to achieve  those  objectives,  and the  Portfolio's  annual  portfolio  turnover  rate cannot  be  anticipated  and may be  comparatively  high.  Since  the  Sub-advisor  does not take  portfolio turnover  rate into  account  in making  investment  decisions,  (1) the  Sub-advisor  has no  intention  of accomplishing  any  particular  rate of  portfolio  turnover,  whether  high or low,  and (2) the  portfolio turnover  rates  should not be  considered  as a  representation  of the rates that will be  attained in the future.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable to the AST American  Century  International  Growth  Portfolio.  These  limitations  are not
"fundamental"  restrictions and may be changed by the Trustees without shareholder  approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

         2.       Invest in the  securities of other  investment  companies  except in  compliance  with the
1940 Act;

         3.       Buy  securities  on margin or sell short  (unless it owns or by virtue of its ownership of other securities has the right to obtain  securities  equivalent in kind and amount to the securities sold);
however,  the Portfolio may make margin deposits in connection  with the use of any financial  instrument or any transaction in securities permitted under its investment policies;

         4.       Invest in oil, gas or other mineral leases;

         5.       Invest for control or for management.

AST DeAM International Equity Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Options  On  Stock  Indices  and  Stocks.  An  option  is a right  to buy or sell a  security  at a specified  price within a limited period of time.  The Portfolio may write ("sell")  covered call options on any or all of its portfolio  securities.  In addition,  the Portfolio  may purchase  options on  securities.
The Portfolio may also purchase put and call options on stock indices.

         The Portfolio may write  ("sell")  options on any or all of its  portfolio  securities  and at such time and from time to time as the Sub-advisor  shall determine to be  appropriate.  No specified  percentage of the  Portfolio's  assets is invested in  securities  with  respect to which  options may be written.  The extent  of the  Portfolio's  option  writing  activities  will vary  from  time to time  depending  upon the
Sub-advisor's evaluation of market, economic and monetary conditions.

         When the  Portfolio  purchases a security  with respect to which it intends to write an option,  it is likely that the option will be written  concurrently  with or shortly after purchase.  The Portfolio will write an option on a particular  security only if the Sub-advisor  believes that a liquid  secondary  market will exist on an exchange  for options of the same series,  which will permit the  Portfolio to enter into a closing  purchase  transaction  and close out its position.  If the  Portfolio  desires to sell a particular security  on which it has  written an option,  it will  effect a closing  purchase  transaction  prior to or concurrently with the sale of the security.

         The Portfolio may enter into closing  purchase  transactions to reduce the percentage of its assets against which options are written,  to realize a profit on a previously  written option,  or to enable it to write another option on the underlying  security with either a different  exercise price or expiration  time or both.

         Options  written by the  Portfolio  will  normally  have  expiration  dates  between three and nine months from the date  written.  The exercise  prices of options may be below,  equal to or above the current market  values of the  underlying  securities  at the times the options are  written.  From time to time for tax and other  reasons,  the Portfolio may purchase an underlying  security for delivery in accordance  with an exercise notice assigned to it, rather than delivering such security from its portfolio.

         A stock index  measures the movement of a certain group of stocks by assigning  relative  values to the stocks  included in the index.  The  Portfolio  purchases  put  options on stock  indices to protect the portfolio  against  decline in value.  The Portfolio  purchases call options on stock indices to establish a position in equities as a temporary  substitute for purchasing  individual  stocks that then may be acquired over the option period in a manner  designed to minimize  adverse price  movements.  Purchasing put and call options on stock  indices also permits  greater time for  evaluation of  investment  alternatives.  When the
Sub-advisor  believes  that the trend of stock  prices may be downward,  particularly  for a short period of time,  the purchase of put options on stock  indices may  eliminate  the need to sell less liquid stocks and possibly  repurchase them later.  The purpose of these  transactions is not to generate gain, but to "hedge"
against  possible  loss.  Therefore,   successful  hedging  activity  will  not  produce  net  gain  to  the
Portfolio.  Any gain in the price of a call  option is likely to be offset by higher  prices  the  Portfolio must pay in rising  markets,  as cash  reserves  are  invested.  In declining  markets,  any increase in the price of a put option is likely to be offset by lower prices of stocks owned by the Portfolio.

         The Portfolio  may purchase only those put and call options that are listed on a domestic  exchange or quoted on the  automatic  quotation  system of the  National  Association  of  Securities  Dealers,  Inc.
("NASDAQ").  Options traded on stock  exchanges are either broadly based,  such as the Standard & Poor's 500
Stock Index and 100 Stock Index,  or involve  stocks in a designated  industry or group of  industries.  The
Portfolio  may  utilize  either  broadly  based or market  segment  indices in seeking a better  correlation between the indices and the portfolio.

         Transactions  in options are subject to  limitations,  established  by each of the  exchanges  upon which options are traded,  governing the maximum  number of options which may be written or held by a single investor  or group of  investors  acting in  concert,  regardless  of whether the options are held in one or more  accounts.  Thus,  the number of options the  Portfolio  may hold may be  affected  by options  held by other advisory  clients of the  Sub-advisor.  As of the date of this  Statement,  the  Sub-advisor  believes that these limitations will not affect the purchase of stock index options by the Portfolio.

         One risk of  holding a put or a call  option is that if the option is not sold or  exercised  prior to its  expiration,  it  becomes  worthless.  However,  this  risk is  limited  to the  premium  paid by the
Portfolio.  Other risks of purchasing  options include the possibility  that a liquid  secondary  market may not exist at a time when the  Portfolio may wish to close out an option  position.  It is also possible that trading in options on stock indices might be halted at a time when the  securities  markets  generally  were to remain  open.  In cases where the market value of an issue  supporting a covered call option  exceeds the strike price plus the premium on the call,  the Portfolio will lose the right to  appreciation  of the stock for the duration of the option.  For an  additional  discussion  of options on stock  indices and stocks and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts.  The  Portfolio  may enter into  futures  contracts  (or options  thereon)  for hedging  purposes.  U.S.  futures  contracts are traded on exchanges  which have been  designated  "contract markets" by the  Commodity  Futures  Trading  Commission  ("CFTC")  and must be  executed  through a futures commission  merchant  (an  "FCM") or  brokerage  firm  which is a member of the  relevant  contract  market.
Although  futures  contracts  by  their  terms  call  for the  delivery  or  acquisition  of the  underlying commodities  or a cash  payment  based  on the  value  of the  underlying  commodities,  in most  cases  the contractual  obligation  is offset  before the  delivery  date of the  contract by buying,  in the case of a contractual  obligation  to sell, or selling,  in the case of a contractual  obligation to buy, an identical futures  contract on a  commodities  exchange.  Such a  transaction  cancels the  obligation to make or take delivery of the commodities.

         The acquisition or sale of a futures  contract could occur,  for example,  if the Portfolio held or considered  purchasing  equity  securities and sought to protect itself from  fluctuations in prices without buying or selling those securities.  For example,  if prices were expected to decrease,  the Portfolio could sell equity index futures  contracts,  thereby  hoping to offset a potential  decline in the value of equity securities in the portfolio by a corresponding  increase in the value of the futures contract  position held by the  Portfolio  and  thereby  prevent  the  Portfolio's  net asset  value  from  declining  as much as it otherwise  would  have.  The  Portfolio  also could  protect  against  potential  price  declines by selling portfolio  securities and investing in money market instruments.  However,  since the futures market is more liquid  than the cash  market,  the use of futures  contracts  as an  investment  technique  would allow the
Portfolio to maintain a defensive position without having to sell portfolio securities.

         Similarly,  when prices of equity  securities are expected to increase,  futures contracts could be bought to attempt to hedge against the  possibility  of having to buy equity  securities  at higher  prices.
This  technique  is  sometimes  known as an  anticipatory  hedge.  Since  the  fluctuations  in the value of futures  contracts  should be similar to those of equity  securities,  the Portfolio could take advantage of the potential rise in the value of equity  securities  without buying them until the market had  stabilized.
At that time, the futures  contracts  could be liquidated and the Portfolio  could buy equity  securities on the cash market.

         The Portfolio may also enter into interest rate and foreign  currency futures  contracts.  Interest rate futures contracts  currently are traded on a variety of fixed-income  securities,  including  long-term
U.S.  Treasury  Bonds,  Treasury Notes,  Government  National  Mortgage  Association  modified  pass-through mortgage-backed  securities,  U.S.  Treasury  Bills,  bank  certificates  of deposit and  commercial  paper.
Foreign  currency futures  contracts  currently are traded on the British pound,  Canadian dollar,  Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

         The Portfolio will not, as to any positions,  whether long, short or a combination  thereof,  enter into futures and options  thereon for which the  aggregate  initial  margins and  premiums  exceed 5% of the fair market value of its total assets  after  taking into account  unrealized  profits and losses on options entered into. In the case of an option that is  "in-the-money,"  the in-the-money  amount may be excluded in computing  such 5%. In  general  a call  option on a future  is  "in-the-money"  if the value of the  future exceeds the exercise  ("strike") price of the call; a put option on a future is  "in-the-money" if the value of the future  which is the  subject of the put is exceeded by the strike  price of the put.  The  Portfolio may use futures and options  thereon  solely for bona fide  hedging or for other  non-speculative  purposes.
As to long  positions  which  are  used as part of the  Portfolio's  strategies  and are  incidental  to its activities in the underlying cash market,  the "underlying  commodity value" of the Portfolio's  futures and options  thereon  must not exceed the sum of (i) cash set aside in an  identifiable  manner,  or  short-term
U.S. debt obligations or other dollar-denominated  high-quality,  short-term money instruments so set aside, plus sums  deposited on margin;  (ii) cash  proceeds  from existing  investments  due in 30 days;  and (iii)
accrued profits held at the futures  commission  merchant.  The "underlying  commodity value" of a future is computed by multiplying the size of the future by the daily  settlement  price of the future.  For an option on a future, that value is the underlying commodity value of the future underlying the option.

         Unlike the  situation in which the  Portfolio  purchases  or sells a security,  no price is paid or received by the  Portfolio  upon the  purchase or sale of a futures  contract.  Instead,  the  Portfolio  is required to deposit in a segregated  asset  account an amount of cash or  qualifying  securities  (currently
U.S.  Treasury  bills),  currently in a minimum  amount of $15,000.  This is called  "initial  margin." Such initial  margin is in the nature of a  performance  bond or good faith  deposit  on the  contract.  However, since  losses on open  contracts  are  required  to be  reflected  in cash in the form of  variation  margin payments,  the Portfolio may be required to make  additional  payments  during the term of a contract to its broker.  Such payments would be required,  for example,  where,  during the term of an interest rate futures contract  purchased by the Portfolio,  there was a general  increase in interest  rates,  thereby making the
Portfolio's  securities  less  valuable.  In all  instances  involving  the  purchase of  financial  futures contracts  by the  Portfolio,  an amount of cash  together  with  such  other  securities  as  permitted  by applicable  regulatory  authorities  to be utilized for such purpose,  at least equal to the market value of the  future  contracts,  will be  deposited  in a  segregated  account  with the  Portfolio's  custodian  to collateralize  the position.  At any time prior to the expiration of a futures  contract,  the Portfolio may elect to close its position by taking an opposite  position which will operate to terminate the  Portfolio's position in the futures contract.

         Because  futures  contracts are generally  settled  within a day from the date they are closed out, compared with a settlement  period of three business days for most types of securities,  the futures markets can provide  superior  liquidity to the  securities  markets.  Nevertheless,  there is no assurance a liquid secondary  market will exist for any  particular  futures  contract at any  particular  time.  In  addition, futures  exchanges may establish daily price  fluctuation  limits for futures contracts and may halt trading if a  contract's  price  moves  upward or downward  more than the limit in a given day. On volatile  trading days when the price  fluctuation  limit is reached,  it would be impossible  for the Portfolio to enter into new  positions or close out existing  positions.  If the  secondary  market for a futures  contract were not liquid  because of price  fluctuation  limits or  otherwise,  the  Portfolio  would not  promptly be able to liquidate  unfavorable  futures  positions and  potentially  could be required to continue to hold a futures position until the delivery date,  regardless of changes in its value. As a result,  the Portfolio's  access to other assets held to cover its futures  positions  also could be impaired.  For an additional  discussion of futures  contracts and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Options  on  Futures  Contracts.  The  Portfolio  may  purchase  put and call  options  on  futures contracts.  An  option on a futures  contract  provides  the  holder  with the right to enter  into a "long"
position in the underlying  futures  contract,  in the case of a call option,  or a "short"  position in the underlying  futures contract,  in the case of a put option, at a fixed exercise price to a stated expiration date.  Upon  exercise  of the  option  by the  holder,  a  contract  market  clearing  house  establishes  a corresponding  short  position  for  the  writer  of  the  option,  in  the  case  of a  call  option,  or a corresponding  long  position,  in the case of a put option.  In the event that an option is exercised,  the parties will be subject to all the risks associated with the trading of futures  contracts,  such as payment of variation margin deposits.

         A position in an option on a futures  contract may be  terminated  by the purchaser or seller prior to expiration by effecting a closing purchase or sale  transaction,  subject to the availability of a liquid secondary  market,  which is the purchase or sale of an option of the same series  (i.e.,  the same exercise price  and  expiration  date) as the  option  previously  purchased  or sold.  The  difference  between  the premiums paid and received represents the trader's profit or loss on the transaction.

         An option,  whether based on a futures contract, a stock index or a security,  becomes worthless to the holder when it expires.  Upon  exercise of an option,  the exchange or contract  market  clearing  house assigns  exercise  notices on a random basis to those of its members which have written  options of the same series and with the same  expiration  date. A brokerage  firm  receiving such notices then assigns them on a random basis to those of its customers  which have written  options of the same series and expiration  date.
A writer  therefore  has no control over  whether an option will be exercised  against it, nor over the time of such exercise.

         The  purchase of a call option on a futures  contract is similar in some  respects to the  purchase of a call option on an individual  security.  See "Options on Foreign  Currencies"  below.  Depending on the pricing of the option  compared  to either the price of the futures  contract  upon which it is based or the price of the underlying  instrument,  ownership of the option may or may not be less risky than ownership of the futures  contract or the  underlying  instrument.  As with the purchase of futures  contracts,  when the
Portfolio is not fully  invested it could buy a call option on a futures  contract to hedge against a market advance.  The  purchase of a put option on a futures  contract is similar in some  respects to the  purchase of protective put options on portfolio  securities.  For example,  the Portfolio  would be able to buy a put option on a futures  contract to hedge the Portfolio  against the risk of falling prices.  For an additional discussion of options on futures  contracts and certain risks involved  therein,  see this Statement and the
Trust's Prospectus under "Certain Risks Factors and Investment Methods."

         Options on Foreign  Currencies.  The Portfolio may buy and sell options on foreign  currencies  for hedging  purposes in a manner  similar to that in which  futures on foreign  currencies  would be  utilized.
For example,  a decline in the U.S.  dollar value of a foreign  currency in which  portfolio  securities are denominated  would  reduce the U.S.  dollar  value of such  securities,  even if their  value in the foreign currency  remained  constant.  In order to  protect  against  such  diminutions  in the  value of  portfolio securities,  the  Portfolio  could buy put options on the  foreign  currency.  If the value of the  currency declines,  the Portfolio  would have the right to sell such currency for a fixed amount in U.S.  dollars and would thereby  offset,  in whole or in part, the adverse effect on the Portfolio  which otherwise would have resulted.  Conversely,  when a rise is projected in the U.S. dollar value of a currency in which  securities to be acquired are  denominated,  thereby  increasing the cost of such  securities,  the Portfolio could buy call options  thereon.  The purchase of such options could offset,  at least  partially,  the effects of the adverse movements in exchange rates.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the Securities and Exchange  Commission (the "SEC"),  as are other  securities  traded on such exchanges.
As a result,  many of the  protections  provided to traders on organized  exchanges  will be available  with respect to such  transactions.  In  particular,  all foreign  currency  option  positions  entered into on a national  securities  exchange  are cleared and  guaranteed  by the Options  Clearing  Corporation  ("OCC"), thereby  reducing the risk of counterparty  default.  Further,  a liquid  secondary market in options traded on a national  securities  exchange  may be more  readily  available  than in the  over-the-counter  market, potentially  permitting  the  Portfolio  to  liquidate  open  positions  at a profit  prior to  exercise  or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of  exchange-traded  foreign  currency  options,  however,  is subject to the risks of the  availability  of a liquid  secondary  market  described  above, as well as the risks regarding adverse  market  movements,  margining  of options  written,  the  nature of the  foreign  currency  market, possible  intervention  by  governmental  authorities,  and the  effects  of other  political  and  economic events. In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by
the  over-the-counter  market.  For  example,   exercise  and  settlement  of  such  options  must  be  made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign countries for this purpose.  As a result,  the OCC may, if it determines  that foreign  governmental  restrictions  or taxes would prevent the orderly  settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing  member,  impose special  procedures on exercise and settlement,  such as technical  changes in the  mechanics of delivery of currency,  the fixing of dollar  settlement  prices,  or prohibitions on exercise.

         Risk Factors of Investing in Futures and Options.  The successful  use of the investment  practices described above with respect to futures contracts,  options on futures contracts,  and options on securities indices,  securities,  and foreign  currencies  draws upon skills and  experience  which are different  from those needed to select the other  instruments in which the Portfolio  invests.  Should  interest or exchange rates or the prices of securities or financial indices move in an unexpected  manner,  the Portfolio may not achieve the desired  benefits of futures and options or may realize  losses and thus be in a worse  position than if such  strategies had not been used.  Unlike many  exchange-traded  futures  contracts and options on futures  contracts,  there are no daily price  fluctuation  limits with respect to options on currencies and negotiated or  over-the-counter  instruments,  and adverse market  movements could therefore  continue to an unlimited  extent over a period of time.  In addition,  the  correlation  between  movements in the price of the securities and currencies  hedged or used for cover will not be perfect and could produce  unanticipated losses.

         The  Portfolio's  ability to dispose of its positions in the foregoing  instruments  will depend on the  availability  of  liquid  markets  in the  instruments.  Markets  in a number  of the  instruments  are relatively  new and still  developing  and it is impossible  to predict the amount of trading  interest that may exist in those  instruments  in the future.  Particular  risks exist with  respect to the use of each of the foregoing  instruments  and could result in such adverse  consequences  to the Portfolio as the possible loss of the  entire  premium  paid for an option  bought by the  Portfolio  and the  possible  need to defer closing out positions in certain  instruments to avoid adverse tax  consequences.  As a result, no assurance can be given that the  Portfolio  will be able to use those  instruments  effectively  for the  purposes set forth above.

         In  addition,  options  on U.S.  Government  securities,  futures  contracts,  options  on  futures contracts,  forward  contracts  and options on foreign  currencies  may be traded on foreign  exchanges  and over-the-counter  in foreign  countries.  Such transactions are subject to the risk of governmental  actions affecting  trading in or the prices of foreign  currencies or  securities.  The value of such positions also could be affected  adversely  by (i) other  complex  foreign  political  and economic  factors,  (ii) lesser availability  than in the United  States of data on which to make  trading  decisions,  (iii)  delays in the
Portfolio's  ability to act upon economic events  occurring in foreign markets during  nonbusiness  hours in the United  States,  (iv) the  imposition of different  exercise and  settlement  terms and  procedures  and margin  requirements  than in the United States,  and (v) low trading volume.  For an additional  discussion of certain  risks  involved  in  investing  in futures  and  options,  see this  Statement  and the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Investments  in  foreign  countries  involve  certain  risks  which  are  not typically  associated  with U.S.  investments.  For a  discussion  of  certain  risks  involved  in  foreign investing,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and  Investment
Methods."

         Forward  Contracts for Purchase or Sale of Foreign  Currencies.  The Portfolio  generally  conducts its foreign currency exchange  transactions on a spot (i.e.,  cash) basis at the spot rate prevailing in the foreign  exchange  currency  market.  When the  Portfolio  purchases  or sells a security  denominated  in a foreign  currency,  it may enter into a forward  foreign  currency  contract  ("forward  contract")  for the purchase  or sale,  for a fixed  amount of  dollars,  of the  amount of  foreign  currency  involved  in the underlying  security  transaction.  A forward contract involves an obligation to purchase or sell a specific currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the  contract.  The Portfolio  generally  will not enter into forward  contracts  with a term greater than one year. In this manner,  the Portfolio may obtain  protection against a possible loss  resulting from an adverse change in the  relationship  between the U.S.  dollar and the foreign  currency  during the period  between the date the  security is  purchased  or sold and the date upon which  payment is made or received.  Although such  contracts  tend to minimize the risk of loss due to the  decline in the value of the hedged  currency,  at the same time they tend to limit any  potential  gain which  might  result  should the value of such  currency  increase.  The  Portfolio  will not  speculate  in forward contracts.

         Forward  contracts are traded in the interbank market  conducted  directly between currency traders
(usually  large  commercial  banks)  and their  customers.  Generally  a  forward  contract  has no  deposit requirement,  and no commissions are charged at any stage for trades.  Although  foreign exchange dealers do not charge a fee for  conversion,  they do realize a profit  based on the  difference  between the prices at which  they buy and  sell  various  currencies.  When  the  Sub-advisor  believes  that  the  currency  of a particular  foreign country may suffer a substantial  decline against the U.S. dollar (or sometimes  against another  currency),  the  Portfolio may enter into a forward  contract to sell,  for a fixed dollar or other currency  amount,  foreign  currency  approximating  the value of some or all of the Portfolio's  securities denominated in that  currency.  In addition,  the Portfolio may engage in  "proxy-hedging,"  i.e.,  entering into  forward  contracts  to sell a  different  foreign  currency  than  the  one in  which  the  underlying investments are denominated  with the expectation  that the value of the hedged currency will correlate with the value of the  underlying  currency.  The Portfolio  will not enter into forward  contracts or maintain a net exposure to such  contracts  where the  fulfillment  of the  contracts  would  require the  Portfolio to deliver  an  amount of  foreign  currency  or a proxy  currency  in  excess  of the  value of its  portfolio securities or other assets  denominated  in the currency being hedged.  Forward  contracts may, from time to time,  be  considered  illiquid,  in which  case they  would be subject  to the  Portfolio's  limitation  on investing in illiquid securities.

         At the  consummation  of a forward  contract for delivery by the  Portfolio of a foreign  currency, the Portfolio may either make delivery of the foreign  currency or terminate its  contractual  obligation to deliver the foreign  currency by purchasing an offsetting  contract  obligating it to purchase,  at the same maturity date,  the same amount of the foreign  currency.  If the Portfolio  chooses to make delivery of the foreign  currency,  it may be required  to obtain such  currency  through the sale of  portfolio  securities denominated in such currency or through conversion of other Portfolio assets into such currency.

         Dealings  in forward  contracts  by the  Portfolio  will be limited to the  transactions  described above.  Of course,  the  Portfolio  is not  required  to enter  into such  transactions  with  regard to its foreign  currency-denominated  securities and will not do so unless deemed  appropriate by the  Sub-advisor.
It also should be realized that this method of protecting the value of the  Portfolio's  securities  against a decline  in the value of a  currency  does not  eliminate  fluctuations  in the  underlying  prices of the securities.  It simply  establishes  a rate of exchange  which can be achieved at some future point in time.
Additionally,  although such  contracts tend to minimize the risk of loss due to the decline in the value of the hedged  currency,  at the same time they tend to limit any potential  gain which might result should the value of such currency  increase.  For an additional  discussion of forward foreign  currency  contracts and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  That Are Not Readily  Marketable.  The  Portfolio  may invest up to 15% of the value of its net assets,  measured at the time of investment,  in  investments  that are not readily  marketable.  As security  which is not  "readily  marketable"  is  generally  considered  to be a  security  that  cannot be disposed of within seven days in the  ordinary  course of business at  approximately  the amount at which it is valued.  The  Portfolio  may invest in restricted  securities,  subject to the foregoing 15%  limitation.
"Restricted"  securities  generally  include  securities that are not registered under the Securities Act of
1933 (the  "1933  Act")  and are  subject  to legal or  contractual  restrictions  upon  resale.  Restricted securities  nevertheless  may be  "readily  marketable"  and  can  often  be sold  in  privately  negotiated transactions or in a registered public offering.

         The  Portfolio  may not be able to dispose of a security  that is not "readily  marketable"  at the time  desired or at a  reasonable  price.  In addition,  in order to resell such a security,  the  Portfolio might have to bear the expense and incur the delays  associated with effecting  registration.  In purchasing such securities,  the Portfolio does not intend to engage in underwriting  activities,  except to the extent the  Portfolio  may be  deemed  to be a  statutory  underwriter  under  the  1933 Act in  disposing  of such securities.

         Rule 144A  Securities.  In recent  years,  a large  institutional  market has developed for certain securities that are not registered under the 1933 Act.  Institutional  investors  generally will not seek to sell these  instruments to the general public,  but instead will often depend on an efficient  institutional market in which such  unregistered  securities  can readily be resold or on an  issuer's  ability to honor a demand for repayment.  Therefore,  the fact that there are  contractual or legal  restrictions  on resale to the general public or certain institutions is not dispositive of the liquidity or such investments.

         Rule 144A under the 1933 Act,  establishes  a "safe harbor" from the  registration  of the 1933 Act for resales of certain  securities  to qualified  institutional  buyers.  The  Portfolio  may invest in Rule
144A securities that may or may not be readily  marketable.  Rule 144A securities are readily  marketable if institutional  markets  for the  securities  develop  pursuant  to  Rule  144A  that  provide  both  readily ascertainable  values for the  securities and the ability to liquidate the  securities  when  liquidation is
deemed  necessary  or  advisable.   However,  an  insufficient  number  of  qualified  institutional  buyers interested  in  purchasing  a  Rule  144A  security  held  by  the  Portfolio  could  affect  adversely  the marketability  of the  security.  In such an  instance,  the  Portfolio  might be unable to  dispose  of the security promptly or at reasonable prices.

         Lower-Rated  or Unrated  Fixed-Income  Securities.  The  Portfolio may invest up to 5% of its total assets in fixed-income  securities  which are unrated or are rated below investment grade either at the time of purchase  or as a result of  reduction  in rating  after  purchase.  (This  limitation  does not apply to convertible  securities  and  preferred  stocks.)  Investments  in  lower-rated  or unrated  securities  are generally  considered to be of high risk.  These debt  securities,  commonly  referred to as junk bonds, are generally  subject to two kinds of risk,  credit risk and market  risk.  Credit risk  relates to the ability of the issuer to meet  interest or  principal  payments,  or both,  as they come due.  The  ratings  given a security by Moody's Investors  Service,  Inc.  ("Moody's") and Standard & Poor's ("S&P") provide a generally useful guide as to such credit risk.  For a  description  of  securities  ratings,  see the Appendix to this
Statement.  The lower the rating  given a security  by a rating  service,  the  greater the credit risk such rating service  perceives to exist with respect to the security.  Increasing  the amount of the  Portfolio's assets  invested in unrated or lower grade  securities,  while  intended to increase  the yield  produced by those assets, will also increase the risk to which those assets are subject.

         Market risk relates to the fact that the market  values of debt  securities  in which the Portfolio invests  generally  will be  affected  by changes in the level of  interest  rates.  An increase in interest rates will tend to reduce the market  values of such  securities,  whereas a decline in interest  rates will tend to increase  their  values.  Medium and  lower-rated  securities  (Baa or BBB and lower) and  non-rated securities of comparable  quality tend to be subject to wider  fluctuations in yields and market values than higher  rated  securities  and may  have  speculative  characteristics.  In order  to  decrease  the risk in investing in debt  securities,  in no event will the Portfolio  ever invest in a debt security rated below B by  Moody's  or by S&P.  Of  course,  relying  in part on  ratings  assigned  by credit  agencies  in making investments  will not  protect the  Portfolio  from the risk that the  securities  in which they invest will decline in value,  since credit  ratings  represent  evaluations of the safety of principal,  dividend,  and interest  payments on debt securities,  and not the market values of such  securities,  and such ratings may not be changed on a timely basis to reflect subsequent events.

         Because investment in medium and lower-rated  securities involves greater credit risk,  achievement of the  Portfolio's  investment  objective may be more dependent on the  Sub-advisor's  own credit  analysis than is the case for funds that do not invest in such  securities.  In  addition,  the share price and yield of the Portfolio  may fluctuate  more than in the case of funds  investing in higher  quality,  shorter term securities.  Moreover,  a significant  economic  downturn or major  increase in interest rates may result in issuers of lower-rated  securities  experiencing  increased  financial stress,  which would adversely affect their ability to service their  principal,  dividend,  and interest  obligations,  meet  projected  business goals, and obtain  additional  financing.  In this regard, it should be noted that while the market for high yield debt  securities has been in existence for many years and from time to time has  experienced  economic downturns in recent  years,  this market has involved a  significant  increase in the use of high yield debt securities to fund highly  leveraged  corporate  acquisitions and  restructurings.  Past experience may not, therefore,  provide an accurate  indication of future  performance of the high yield debt securities market, particularly  during  periods of  economic  recession.  Furthermore,  expenses  incurred  in  recovering  an investment in a defaulted  security may adversely  affect the  Portfolio's net asset value.  Finally,  while the Sub-advisor  attempts to limit purchases of medium and  lower-rated  securities to securities  having an established  secondary  market,  the secondary market for such securities may be less liquid than the market for higher  quality  securities.  The reduced  liquidity of the  secondary  market for such  securities  may adversely  affect the market  price of, and ability of the  Portfolio  to value,  particular  securities  at certain times,  thereby making it difficult to make specific  valuation  determinations.  The Portfolio does not invest in any medium  and  lower-rated  securities  which  present  special  tax  consequences,  such as zero-coupon  bonds or  pay-in-kind  bonds.  For an  additional  discussion  of  certain  risks  involved  in lower-rated  securities,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         The  Sub-advisor  seeks to reduce the overall risks  associated  with the  Portfolio's  investments through  diversification  and  consideration  of factors  affecting  the value of  securities  it  considers relevant.  No  assurance  can be given,  however,  regarding  the degree of success that will be achieved in this regard or that the Portfolio will achieve its investment objective.

         Convertible  Securities.  The Portfolio may buy  securities  convertible  into common stock if, for example,  the Sub-advisor  believes that a company's  convertible  securities are undervalued in the market.
Convertible  securities eligible for purchase include convertible bonds,  convertible  preferred stocks, and warrants.  A  warrant  is an  instrument  issued  by a  corporation  which  gives  the  holder  the right to subscribe to a specific amount of the  corporation's  capital stock at a set price for a specified period of time.  Warrants do not  represent  ownership of the  securities,  but only the right to buy the  securities.
The prices of warrants do not  necessarily  move parallel to the prices of underlying  securities.  Warrants may be considered  speculative  in that they have no voting  rights,  pay no  dividends,  and have no rights with respect to the assets of a corporation  issuing them.  Warrant  positions  will not be used to increase the leverage of the Portfolio;  consequently,  warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

         Temporary  Defensive  Investments.  Up to 100%  of the  assets  of the  Portfolio  may be  invested temporarily in U.S.  government  obligations,  commercial paper, bank  obligations,  repurchase  agreements, negotiable  U.S.  dollar-denominated  obligations  of  domestic  and  foreign  branches  of U.S.  depository institutions,  U.S. branches of foreign depository  institutions,  and foreign depository  institutions,  in cash, or in other cash  equivalents,  if the  Sub-advisor  determines it to be  appropriate  for purposes of enhancing  liquidity  or  preserving  capital in light of  prevailing  market or economic  conditions.  U.S.
government  obligations  include  Treasury  bills,  notes and bonds,  and issues of United States  agencies, authorities  and  instrumentalities.  Some  government  obligations,  such as Government  National  Mortgage
Association  pass-through  certificates,  are  supported  by the full faith and credit of the United  States
Treasury.  Other  obligations,  such as  securities  of the Federal  Home Loan Banks,  are  supported by the right of the issuer to borrow from the United States Treasury;  and others,  such as bonds issued by Federal
National  Mortgage  Association  (a private  corporation),  are supported  only by the credit of the agency, authority or  instrumentality.  The Portfolio  also may invest in  obligations  issued by the  International
Bank for  Reconstruction  and Development  (IBRD or "World Bank").  For more information on  mortgage-backed securities,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST DeAM  International  Equity  Portfolio.  These  limitations are not  "fundamental"
restrictions, and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest  more than 15% of the market  value of its net assets in  securities  which are not readily marketable, including repurchase agreements maturing in over seven days;

         2.       Purchase securities of other investment companies except in compliance with the 1940 Act;

         3.       Invest in companies for the purpose of exercising control or management.

         4.       Purchase  any  securities  on margin  except to obtain such  short-term  credits as may be necessary  for the  clearance of  transactions  (and  provided  that margin  payments and other  deposits in connection  with  transactions in options,  futures and forward  contracts shall not be deemed to constitute purchasing securities on margin); or

         5.       Sell securities short.

         In  addition,  in periods of  uncertain  market  and  economic  conditions,  as  determined  by the
Sub-advisor,  the Portfolio may depart from its basic investment  objective and assume a defensive  position with up to 100% of its assets  temporarily  invested in high quality corporate bonds or notes and government issues, or held in cash.

         If a percentage  restriction is adhered to at the time of investment,  a later increase or decrease in  percentage  beyond the  specified  limit that  results from a change in values or net assets will not be considered a violation.

AST MFS Global Equity Portfolio:

Investment Objective: The investment objective of the Portfolio is capital growth.

Investment Policies:

         U.S. Government  Securities.  The Portfolio may invest in U.S. Government  securities including (i)
U.S. Treasury  obligations,  all of which are backed by the full faith and credit of the U.S. Government and
(ii)  U.S.  Government  securities,  some of which  are  backed  by the full  faith  and  credit of the U.S.
Treasury,  e.g., direct pass-through  certificates of the Government National Mortgage Association ("GNMA");
some of which are backed only by the credit of the issuer  itself,  e.g.,  obligations  of the Student  Loan
Marketing  Association;  and  some of  which  are  supported  by the  discretionary  authority  of the  U.S.
Government  to purchase  the  agency's  obligations,  e.g.,  obligations  of the Federal  National  Mortgage
Association ("FNMA").

         U.S.  Government  securities  also  include  interest  in  trust  or  other  entities  representing interests in obligations  that are issued or guaranteed by the U.S.  Government,  its agencies,  authorities or instrumentalities.

         Equity  Securities.  The  Portfolio  may invest in all types of equity  securities,  including  the following:  common stocks,  preferred stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible  into stocks;  and depositary  receipts for those  securities.  These securities may be listed on  securities  exchanges,  traded in various  over-the-counter  markets or have no  organized market.

         Foreign  Securities.  The Portfolio may invest in  dollar-denominated  and  non-dollar  denominated foreign  securities.  Investing in securities of foreign  issuers  generally  involves  risks not ordinarily associated  with  investing in securities  of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in American  Depositary  Receipts ("ADRs"),  Global
Depositary  Receipts  ("GDRs")  and other types of  depositary  receipts.  ADRs are  certificates  by a U.S.
depository  (usually a bank) and represent a specified  quantity of shares of an underlying  non-U.S.  stock on  deposit  with a  custodian  bank as  collateral.  GDRs  and  other  types  of  depositary  receipts  are typically  issued by foreign  banks or trust  companies  and  evidence  ownership of  underlying  securities issued by  either a foreign  or a U.S.  company.  For the  purposes  of the  Portfolio's  policy to invest a certain percentage of its assets in foreign  securities,  the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A sponsored  ADR is issued by a  depositary  which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to
distribute  notices  of  shareholder   meetings  and  voting   instructions,   and  to  provide  shareholder
communications  and other  information  to the ADR  holders at the  request  of the issuer of the  deposited securities.  The depositary of an  unsponsored  ADR, on the other hand, is under no obligation to distribute shareholder  communications  received from the issuer of the deposited  securities or to pass through voting rights to ADR holders in respect of the  deposited  securities.  The  Portfolio may invest in either type of
ADR.  Although  the U.S.  investor  holds a  substitute  receipt  of  ownership  rather  than  direct  stock certificates,  the use of the  depositary  receipts in the United  Sates can reduce costs and delays as well as potential  currency  exchange and other  difficulties.  The  Portfolio  may purchase  securities in local markets and direct  delivery  of these  shares to the local  depositary  of an ADR agent bank in the foreign country.  Simultaneously,  the ADR agents create a certificate which settles at the Portfolio's custodian in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using  existing  ADRs. A foreign issuer of the security  underlying an ADR is generally  not subject to the same  reporting  requirements  in the United  States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor  will be limited to the  information  the foreign  issuer is required to disclose in its country and the market value of an ADR may  not  reflect  undisclosed  material  information  concerning  the  issuer  of the  underlying security.  ADRs may also be  subject  to  exchange  rate  risks if the  underlying  foreign  securities  are denominated in a foreign currency.

         Emerging  Markets.  The  Portfolio  may invest in  securities  of  government,  government-related, supranational  and corporate  issuers  located in emerging  markets.  Such  investments  entail  significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and continue to exercise  substantial  influence over many aspects of the private sector through the ownership or control of many  companies,  including some of the largest in any given  country.  As a result,  government  actions in the future could have a significant  effect on economic  conditions in emerging markets,  which in turn, may adversely  affect  companies  in the private  sector,  general  market  conditions  and prices and yields of
certain  of  the  securities  in  the   Portfolio's   portfolio.   Expropriation,   confiscatory   taxation,
nationalization,  political,  economic or social  instability  or other similar  developments  have occurred frequently over the history of certain emerging  markets and could adversely  affect the Portfolio's  assets should these conditions recur.

         Foreign  currencies.  Some emerging  market  countries may have managed  currencies,  which are not free floating  against the U.S.  dollar.  In addition,  there is risk that certain emerging market countries may restrict the free  conversion of their  currencies  into other  currencies.  Further,  certain  emerging market currencies may not be  internationally  traded.  Certain of these currencies have experienced a steep devaluation  relative  to the U.S.  dollar.  Any  devaluations  in the  currencies  in  which a  Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many  emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations in inflation rates have had and may continue to have adverse  effects on the economies and  securities  markets of certain  emerging  market countries.  In an  attempt  to  control  inflation,  wage and price  controls  have been  imposed in certain countries.  Of these  countries,  some, in recent years,  have begun to control  inflation  through  prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of  emerging  market countries  are  substantially  smaller,  less  developed,  less  liquid  and more  volatile  than the  major securities  markets in the U.S.  Disclosure  and  regulatory  standards are in many respects less  stringent than U.S.  standards.  Furthermore , there is a lower level of monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the securities  of emerging  market  issuers  compared to volume of trading in the  securities  of U.S.  issuers could  cause  prices  to  be  erratic  for  reasons  apart  from  factors  that  affect  the  soundness  and competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not  based on  in-depth  fundamental  analysis,  may  decrease  the  value  and  liquidity  of  portfolio securities.

         The risk also exists that an emergency  situations may arise in one or more emerging markets,  as a result of which  trading  of  securities  may cease or may be  substantially  curtailed  and  prices for the
Portfolio's  securities in such markets may not be readily  available.  The Portfolio may suspend redemption of its shares for any period  during which an emergency  exists,  as determined by the SEC. If market prices are not readily available,  the Portfolio's  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustee.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding tax on the source or other taxes  imposed by the  emerging  market  countries in which the  Portfolio  makes its investments.  The  Portfolio's  net asset  value may also be  affected by changes in the rates or methods of taxation  applicable to the Portfolio or to entities in which the  Portfolio has invested.  The  Sub-advisor will consider the cost of any taxes in determining  whether to acquire any particular  investments,  but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Portfolio may enter into  contracts for the purchase or sale of a specific currency at a future date at a price at the time the  contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its  current or intended  investments  from  fluctuations  in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward Contracts  entered into until maturity,  at which time it would be required to deliver or accept delivery of the underlying  currency,  but will seek in most  instances to close out positions in such  Contracts by entering into  offsetting  transactions,  which will  serve to fix the  Portfolio's  profit or loss based  upon the value of the  Contracts  at the time the offsetting transactions is executed.

         The  Portfolio  will also  enter into  transactions  in Forward  Contracts  for other than  hedging purposes,  which  presents  greater profit  potential but also involves  increased  risk.  For example,  the
Portfolio  may purchase a given  foreign  currency  through a Forward  Contract if, in the  judgement of the
Sub-advisor,  the value of such currency is expected to rise relative to the U.S.  dollar.  Conversely,  the
Portfolio may sell the currency through a Forward  Contract if the Sub-advisor  believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices, foreign currencies,  interest rates or interest-rate related instruments,  indices or foreign currencies  or  commodities.  The  Portfolio  also may  purchase  and sell  Futures  Contracts on foreign or domestic  fixed income  securities or indices of such  securities  including  municipal bond indices and any other indices of foreign or domestic fixed income  securities  that may become  available for trading.  Such investment  strategies  will be  used  for  hedging  purposes  and  for  non-hedging  purposes,  subject  to applicable law.

         Futures  Contracts  differ  from  options  in that  they are  bilateral  agreements,  with both the purchaser  and the seller  equally  obligated  to  complete  the  transaction.  Futures  Contracts  call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases  or  sales  of  stock  index  futures  contracts  are  used to  attempt  to  protect  the
Portfolio's  current or intended stock  investments  from broad  fluctuations in stock prices.  For example, the  Portfolio  may sell stock index  futures  contracts in  anticipations  of or during  market  decline to attempt  to  offset  the  decrease  in market  value of the  Portfolio's  securities  portfolio  that  might otherwise  result.  If such decline  occurs,  the loss in value of portfolio  securities  may be offset,  in whole or in part,  by gains on the  futures  position.  When the  Portfolio  is not  fully  invested  in the securities  market and  anticipates a significant  market  advance,  it may purchase  stock index futures in order to gain  rapid  market  exposure  that  may,  in part or  entirely,  offset  increases  in the cost of securities  that  the  Portfolio  intends  to  purchase.  As such  purchases  are  made,  the  corresponding positions  in stock  index  futures  contracts  will be  closed  out.  In a  substantial  majority  of these transactions,  the Portfolio will purchase such securities  upon  termination of the futures  position,  but under unusual market  conditions,  a long futures  position may be terminated  without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency  futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from  fluctuations in currency  exchange rates. Such fluctuations could reduce the dollar value of portfolio  securities  denominated in foreign  currencies,  or
increase   the  dollar  cost  of   foreign-denominated   securities,   or   increase   the  dollar  cost  of
foreign-denominated  securities to be acquired,  even if the value of such  securities in the  currencies in which  they are  denominated  remains  constant.  The  Portfolio  may sell  futures  contracts  on a foreign currency,  for example,  where it holds securities denominated in such currency and it anticipates a decline in the value of such  currency  relative to the dollar.  In the event such  decline  occurs,  the  resulting adverse effect on the value of  foreign-denominated  securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely,  the Portfolio could protect  against a rise in the dollar cost of  foreign-denominated securities to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Portfolio purchases futures contracts under such circumstances,  however, and the prices of securities  to be acquired  instead  decline,  the  Portfolio  will sustain  losses on its futures  position  which could reduce or eliminate the benefits of the reduced cost of portfolio  securities to be acquired.

         For further  information on Futures  Contracts,  see this Statement under "Certain Risk Factors and
Investment Methods."

         Investment  in  Other  Investment   Companies.   The  Portfolio  may  invest  in  other  investment
companies,  including  both  open-end  and  closed-end  companies.   Investments  in  closed-end  investment
companies may involve the payment of  substantial  premiums  above the value of such  investment  companies'
portfolio securities.

         Options.  The  Portfolio  may invest in the following  types of options,  which  involves the risks described below under the caption "Risk Factors."

         Options  on  Foreign  Currencies.   The  Portfolio  may  purchase  and  write  options  on  foreign currencies for hedging and  non-hedging  purposes in a manner similar to that in which Futures  Contracts on foreign currencies,  or Forward Contracts,  will be utilized.  For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected,  thereby  increasing the cost of such  securities,  the Portfolio may purchase  call options  thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio  could write a put option on the relevant  currency which,  if rates move in the manner  projected,  will expire  unexercised  and allow the  Portfolio to hedge such  increased  cost up to the amount of the premium.  Foreign  currency  options  written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options on Futures  Contracts.  The  Portfolio  may also  purchase and write options to buy or sell those  Futures  Contracts  in which it may  invest  as  described  above  under  "Futures  Contracts."  Such investment  strategies  will be  used  for  hedging  purposes  and  for  non-hedging  purposes,  subject  to applicable law.

         Options on Futures  Contracts that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures  Contract,  and, like Futures  Contracts,  are subject to the  regulation  by the CFTC and the  performance  guarantee  of the exchange  clearinghouse.  In addition,  Options on Futures  Contracts  may be traded on foreign  exchanges.  The  Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying  Futures Contract,  (b)
through  ownership  of the  instrument,  or  instruments  included  in the  index,  underlying  the  Futures
Contract,  or (c) through  the  holding of a call on the same  Futures  Contract  and in the same  principal amount  as the call  written  where  the  exercise  price of the call  held (i) is equal to or less than the exercise  price of the call written or (ii) is greater  than the  exercise  price of the call written if the
Portfolio  owns  liquid  and  unencumbered  assets  equal to the  difference.  The  Portfolio  may cover the writing of put Options on Futures  Contracts  (a) through  sales of the  underlying  Futures  Contract,  (b)
through  the  ownership  of liquid  and  unencumbered  assets  equal to the value of the  security  or index underlying  the Futures  Contract,  or (c) through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written  where the exercise  price of the put held (i) is equal to or greater  than the  exercise  price of the put  written or where the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.  Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in accordance  with the rules of the exchange on which the option is traded and  applicable  laws and regulations.  Upon the  exercise  of a call  Option on a Futures  Contract  written  by the  Portfolio,  the
Portfolio will be required to sell the underlying  Futures  Contract which, if the Portfolio has covered its obligation  through  the  purchase  of  such  Contract,  will  serve  to  liquidate  its  futures  position.
Similarly,  where a put Option on a Futures  Contract  written by the Portfolio is exercised,  the Portfolio will be required to purchase  the  underlying  Futures  Contract  which,  if the  Portfolio  has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the  Portfolio's  losses from  existing  Options on
Futures  Contracts  may to some  extent be  reduced  or  increased  by  changes  in the  value of  portfolio securities.

         Options on Securities.  The Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio  owns the security  underlying the  call or has an  absolute  and  immediate  right  to  acquire  that  security  without  additional  cash consideration  (or for additional cash  consideration if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion  or exchange of other  securities  held in its portfolio.  A call option is also  covered if the  Portfolio  holds a call on the same  security  and in the same  principal  amount as the call  written  where the  exercise  price of the call held (a) is equal to or less than the  exercise  price of the call  written or (b) is greater  than the  exercise  price of the call written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  If the portfolio writes a put option it must  segregate  liquid and  unencumbered  assets with a value equal to the  exercise price,  or else holds a put on the same security and in the same  principal  amount as the put written where the  exercise  price of the put held is equal to or greater  than the  exercise  price of the put written or where  the  exercise  price  of the put held is less  than the  exercise  price  of the put  written  if the
Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options  written by the  Portfolio  may also be covered in such other manner as may be in accordance  with the  requirements  of the  exchange on which,  or the  counterparty  with which,  the option is traded,  and  applicable  laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the Portfolio to write another call option on the  underlying  security with either a different  exercise price or expiration date or both,  or in the case of a written put option will permit the  Portfolio to write another put option to the extent  that the  Portfolio  owns  liquid  and  unencumbered  assets.  Such  transactions  permit the
Portfolio to generate  additional  premium  income,  which will  partially  offset  declines in the value of portfolio  securities  or increases in the cost of  securities  to be  acquired.  Also,  effecting a closing transaction  will permit the cash or proceeds  from the  concurrent  sale of any  securities  subject to the option to be used for other  investments of the Portfolio,  provided that another option on such security is not written.  If the  Portfolio  desires to sell a particular  security  from its  portfolio on which it has written a call  option,  it will effect a closing  transaction  in  connection  with the option  prior to or concurrent with the sale of the security.

         The  Portfolio  may write  options in  connection  with  buy-and-write  transactions;  that is, the
Portfolio may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the  Portfolio  determines to write will depend upon the expected  price  movement of the underlying  security.  The  exercise  price  of a  call  option  may be  below  ("in-the-money"),  equal  to
("at-the-money") or above  ("out-of-the-money") the current value of the underlying security at the time the option is  written.  Buy-and-write  transactions  using  in-the-money  call  options  may be used when it is expected  that the price of the  underlying  security  will  decline  moderately  during the option  period.
Buy-and-write  transactions  using  out-of-the-money  call options may be used when it is expected  that the premiums  received from writing the call option plus the  appreciation in the market price of the underlying security up to the  exercise  price will be greater  than the  appreciation  in the price of the  underlying security alone. If the call options are exercised in such  transactions,  the Portfolio's  maximum gain will be the  premium  received by it for writing the option,  adjusted  upwards or  downwards  by the  difference between the  Portfolio's  purchase price of the security and the exercise  price,  less related  transaction costs.  If the options are not exercised and the price of the underlying  security  declines,  the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to buy-and-write  transactions.  If the market  price or the  underlying  security  rises or otherwise is above the exercise price,  the put option will expire  worthless and the  Portfolio's  gain will be limited to the premium received,  less related  transaction costs. If the market price of the underlying  security declines or  otherwise  is below the  exercise  price,  the  Portfolio  may elect to close the position or retain the option  until it is  exercised,  at which  time the  Portfolio  will be  required  to take  delivery  of the security at the exercise  price;  the  Portfolio's  return will be the premium  received from the put option minus the amount by which the market price of the security is below the exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the  Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write  combinations  of put and call options on the same security,  known as
"straddles"  with the same  exercise  price and  expiration  date.  By  writing a  straddle,  the  Portfolio undertakes a  simultaneous  obligation  to sell and purchase the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and  transaction  costs,  the call will likely be exercised and the
Portfolio  will be  required  to sell the  underlying  security at a below  market  price.  This loss may be offset,  however,  in whole  or in  part,  by the  premiums  received  on the  writing  of the two  options.
Conversely,  if the  price  of the  security  declines  by a  sufficient  amount,  the put  will  likely  be exercised.  The  writing of  straddles  will  likely be  effective,  therefore,  only where the price of the security  remains  stable and neither the call nor the put is  exercised.  In those  instances  where one of the  options is  exercised,  the loss on the  purchase  or sale of the  underlying  security  may exceed the amount of the premiums received.

         The writing of options on securities  will not be  undertaken  by the Portfolio  solely for hedging purposes,  and could  involve  certain  risks  which are not  present in the case of  hedging  transactions.
Moreover,  even where options are written for hedging purposes,  such transactions constitute only a partial hedge  against  declines  in the  value  of  portfolio  securities  or  against  increases  in the  value of securities to be acquired,  up to the amount of the premium.  The  Portfolio  may also purchase  options for hedging purposes or to increase its return.

         The  Portfolio  may also  purchase  call  options  to hedge  against  an  increase  in the price of securities  that the Portfolio  anticipates  purchasing in the future.  If such  increase  occurs,  the call option will permit the  Portfolio to purchase the  securities  at the  exercise  price,  or to close out the options at a profit.

         Options  on Stock  Indices.  The  Portfolio  may write  (sell)  covered  call and put  options  and purchase  call and put options on stock  indices.  The  Portfolio  may cover  written  call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute  and  immediate  right to acquire such securities  without  additional cash  consideration  (or for additional cash  consideration if the Portfolio owns liquid and unencumbered  assets equal to the amount of cash  consideration) upon conversion or exchange of other  securities  in its  portfolio.  The  Portfolio  may also  cover call  options on stock  indices by holding a call on the same index and in the same  principal  amount as the call  written  where the exercise price of the  call  held (a) is equal to or less  than  the  exercise  price of the call  written  or (b) is greater than the exercise  price of the call written if the  Portfolio  own liquid and  unencumbered  assets equal to the  difference.  If the Portfolio  writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value equal to the  exercise  price,  or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise  price of the put held (a) is equal to or greater than the exercise  price of the put written or (b) is less than the exercise  price of the put written  if the  Portfolio  owns  liquid  and  unencumbered  assets  equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which,  or the  counterparty  with which,  the option is traded and  applicable  laws and regulations.

         The  purchase of call  options on stock  indices may be used by the  Portfolio to attempt to reduce the risk of missing a broad market advance,  or an advance in an industry or market segment,  at a time when the Portfolio  holds  uninvested cash or short-term debt  securities  awaiting  investment.  When purchasing call  options  for this  purpose,  the  Portfolio  will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The  purchase of call  options on stock  indices when the Portfolio is  substantially  fully  invested is a form of leverage,  up to the amount of the premium and related  transaction  costs,  and  involves  risks  of loss and of  increased  volatility  similar  to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard &
Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which ordinarily will  reflect  movements  in the stock  market in  general.  In  contrast,  certain  options may be based on narrower  market  indices,  such as the  Standard  & Poor's  100  Index,  or on  indices  of  securities  of particular  industry  groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with  changes in the market values of the stocks so included.  The composition of the index is changed periodically.

For an additional  discussion of options,  see this  Statement  under  "Certain Risk Factors and  Investment
Methods."

         Special Risk Factors.

         Risk of Imperfect  Correlation of Hedging  Instruments with the Portfolio's  Portfolio.  The use of derivatives  for "cross  hedging"  purposes (such as a transaction in a Forward  Contract on one currency to hedge  exposure  to  a  different  currency)  may  involve  greater  correlation  risks.  Consequently,  the
Portfolio bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index  futures  contracts or options  based upon a narrower  index of securities,  such as those of a particular  industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower  index is more  susceptible to rapid and  extreme  fluctuations  as  a  result  of  changes  in  the  value  of a  small  number  of  securities.
Nevertheless,  where the Portfolio enters into transactions in options or futures on narrowly-based  indices for hedging  purposes,  movements in the value of the index should,  if the hedge is  successful,  correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The  trading  of  derivatives  for  hedging  purposes  entails  the  additional  risk of  imperfect correlation  between  movements  in the price of the  derivative  and the price of the  underlying  index or obligation.  The  anticipated  spread  between  the prices may be  distorted  due to the  difference  in the nature of the markets such as  differences  in margin  requirements,  the  liquidity of such markets and the participation  of  speculators  in the  derivatives  markets.  In this  regard,  trading by  speculators  in derivatives  has in the past  occasionally  resulted  in  market  distortions,  which  may be  difficult  or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails  the risk that  changes in the value of the  underlying  Futures  Contracts  will not be fully  reflected  in the value of the  option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures  Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on Futures  Contracts,  the  Portfolio  is subject to the risk of market  movements  between the time that the option is exercised and the time of  performance  thereunder.  This could  increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered  call option on a security,  index or futures  contract,  the  Portfolio  also incurs the risk that changes in the value of the  instruments  used to cover the position will not correlate closely with changes in the value of the option or underlying  index or instrument.  For example,  where the
Portfolio covers a call option written on a stock index through  segregation of securities,  such securities may not match the  composition of the index,  and the Portfolio may not be fully covered.  As a result,  the
Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of  Non-Hedging  Transactions.  The  Portfolio  may enter  transactions  in  derivatives  for non-hedging  purposes as well as hedging  purposes.  Non-hedging  transactions in such  instruments  involve greater  risks and may  result in losses  which  may not be offset by  increases  in the value of  portfolio securities  or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the  Portfolio  may not fully  protect it against  risk of loss and,  in any event,  the
Portfolio  could suffer losses on the option position which might not be offset by  corresponding  portfolio gains.  The  Portfolio  may also enter  into  futures,  Forward  Contracts  for  non-hedging  purposes.  For example,  the  Portfolio may enter into such a transaction  as an  alternative  to purchasing or selling the underlying  instrument  or to  obtain  desired  exposure  to an  index or  market.  In such  instances,  the
Portfolio  will be exposed to the same  economic  risks  incurred in  purchasing  or selling the  underlying instrument or instruments.  However,  transactions  in futures,  Forward  Contracts may be leveraged,  which could  expose  the  Portfolio  to  greater  risk of  loss  than  such  purchases  or  sales.  Entering  into transactions  in  derivatives  for other than hedging  purposes,  therefore,  could expose the  Portfolio to significant  risk of loss if the prices,  rates or values of the  underlying  instruments  or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of  straddles on  securities,  the  Portfolio  incurs the risk that the price of the underlying  security will not remain stable,  that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums  received.  Such  transactions, therefore,  create an  opportunity  for increased  return by providing the Portfolio  with two  simultaneous premiums  on the same  security,  but  involve  additional  risk,  since  the  Portfolio  may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a  Potential  Lack of a  Liquid  Secondary  Market.  Prior to  exercise  or  expiration,  a futures  or  option  position  can  only  be  terminated  by  entering  into  a  closing  purchase  or  sale transaction.  In that event,  it may not be possible to close out a position held by the Portfolio,  and the
Portfolio  could be  required to purchase or sell the  instrument  underlying  an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Portfolio has insufficient  cash available to meet margin  requirements,  it will be necessary to liquidate  portfolio securities  or other  assets at a time  when it is  disadvantageous  to do so.  The  inability  to close out options  and  futures  positions,  therefore,  could  have an  adverse  impact  on the  Portfolio's  ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of  Futures  Contracts  and  options  is also  subject  to the risk of trading  halts, suspensions,  exchange  or  clearinghouse  equipment  failures,  government  intervention,  insolvency  of a brokerage firm or clearinghouse or other disruptions of normal trading  activity,  which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy of a Clearinghouse  or Broker.  When the Portfolio  enters into  transactions in  exchange-traded  futures  or  options,  it is  exposed to the risk of the  potential  bankruptcy  of the relevant  exchange  clearinghouse  or the broker  through which the Portfolio has effected the  transaction.
In that event,  the Portfolio might not be able to recover amounts  deposited as margin,  or amounts owed to the Portfolio in connection  with its  transactions,  for an  indefinite  period of time,  and could sustain losses  of a  portion  or  all  of  such  amounts.  Moreover,  the  performance  guarantee  of  an  exchange
clearinghouse   generally   extends  only  to  its  members  and  the  Portfolio   could   sustain   losses,
notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures and options are traded may impose limitations  governing  the maximum  number of  positions on the same side of the market and  involving  the same underlying  instrument which may be held by a single investor,  whether acting alone or in concert with others  (regardless  of  whether  such  contracts  are held on the same or  different  exchanges  or held or written  in one or more  accounts  or  through  one or more  brokers.)  Further,  the CFTC  and the  various contract  markets have  established  limits referred to as "speculative  position limits" on the maximum net long or net  short  position  which  any  person  may hold or  control  in a  particular  futures  or option contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions or  restrictions.  The  Sub-advisor  does not believe that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks  of  Options  on  Futures  Contracts.  The  amount  of risk  the  Portfolio  assumes  when it purchases  an Option on a Futures  Contract is the premium  paid for the option,  plus  related  transaction costs.  In order to profit from an option  purchased,  however,  it may be  necessary to exercise the option and to liquidate the  underlying  Futures  Contract,  subject to the risks of the  availability  of a liquid offset market  described  herein.  The writer of an Option on a Futures  Contract is subject to the risks of commodity  futures trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements  in the price of the option may not  correlate  with  movements in the price of the underlying security, index, currency or Futures Contract.

         Risks  of  Transactions  in  Foreign   Currencies  and   Over-the-Counter   Derivatives  and  Other
Transactions Not Conducted on U.S. Exchanges.  Transactions in Forward Contracts on foreign  currencies,  as well as futures and options on foreign  currencies  and  transactions  executed  on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined  above. In addition,  however,  such transactions  are  subject  to the risk of  governmental  actions  affecting  trading  in or the  prices  of currencies  underlying  such  contracts,  which  could  restrict  or  eliminate  trading  and  could  have a substantial  adverse  effect on the value of positions  held by the  Portfolio.  Further,  the value of such positions  could be  adversely  affected  by a number  of  other  complex  political  and  economic  factors applicable to the countries issuing the underlying currencies.

         Further,  unlike trading in most other types of  instruments,  there is no systematic  reporting of last sale information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result, the available  information  on which trading  systems will be based may not be as complete as the comparable data on which the Portfolio makes  investment and trading  decisions in connection with other  transactions.
Moreover,  because the foreign  currency  market is a global,  24-hour  market,  events  could occur in that market  which will not be  reflected in the forward,  futures or options  market  until the  following  day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements  of  exercises  of  over-the-counter  Forward  Contracts  or foreign  currency  options generally must occur within the country issuing the underlying  currency,  which in turn requires traders to accept or make  delivery  of such  currencies  in  conformity  with any U.S.  or  foreign  restrictions  and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered  into by the  Portfolio  in  Futures  Contracts  and  exchange-traded options, on foreign currencies,  Forward Contracts,  over-the-counter options on securities, swaps and other over-the-counter  derivatives  are not  traded  on  contract  markets  regulated  by the CFTC or  (with  the exception  of certain  foreign  currency  options) the SEC. To the  contrary,  such  instruments  are traded through financial  institutions  acting as market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the  Philadelphia  Stock Exchange and the Chicago Board
Options  Exchange,  subject to SEC  regulation.  In an  over-the-counter  trading  environment,  many of the protections  afforded  to exchange  participants  will not be  available.  For  example,  there are no daily price  fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited  extent over a period of time.  Although  the  purchaser  of an  option  cannot  lose  more  than the  amount of the premium plus related  transaction costs, this entire amount could be lost.  Moreover,  the option writer and a trader of Forward Contracts could lose amounts  substantially in excess of their initial investments,  due to the margin and collateral requirements associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial  institution willing to take the opposite side, as principal,  of the Portfolio's  position  unless the institution  acts as  broker  and is able to find  another  counterparty  willing  to  enter  into  the  transaction  with the
Portfolio.  Where no such  counterparty  is  available,  it will not be  possible  to enter  into a  desired transaction.

         Further,   over-the-counter   transactions  are  not  subject  to  the  guarantee  of  an  exchange clearinghouse,  and the  Portfolio  will  therefore be subject to the risk of default by, or the  bankruptcy of,  the  financial  institution  serving as its  counterparty.  One or more of such  institutions  also may decide  to  discontinue  their  role  as  market-makers  in  a  particular  currency  or  security,  thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and  options  on  foreign  currencies  may be  traded  on  exchanges  located  in  foreign  countries.  Such transactions  may not be conducted in the same manner as those  entered into on U.S.  exchanges,  and may be subject to different  margin,  exercise,  settlement  or  expiration  procedures.  As a result,  many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC,  as are  other  securities  traded  on such  exchanges.  As a  result,  many of the  protections provided  to traders on  organized  exchanges  will be  available  with  respect  to such  transactions.  In particular,  all foreign  currency  option  positions  entered  into on a national  securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the  "OCC"),  thereby  reducing the risk of counterparty default.

         The  purchase  and sale of  exchange-traded  foreign  currency  options,  is  subject  to the risks regarding  adverse  market  movements,  margining  of options  written,  the nature of the foreign  currency market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by
the  over-the-counter  market.  For  example,   exercise  and  settlement  of  such  options  must  be  made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign countries for this purpose.  As a result,  the OCC may, if it determines  that foreign  governmental  restrictions  or taxes would prevent the orderly  settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing  member,  impose special  procedures on exercise and settlement,  such as technical  changes in the  mechanics  of delivery of  currency,  the fixing of dollar  settlement  prices or prohibitions on exercise.

         Short  Term  Instruments.  The  Portfolio  may hold cash and  invest in cash  equivalents,  such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor believes that investing for temporary  defensive  purposes is appropriate,  or in order to meet  anticipated redemption  requests,  a large  portion  or all of the  assets  of the  Portfolio  may be  invested  in cash
(including  foreign  currency) or cash  equivalents,  including,  but not limited to,  obligations  of banks
(including  certificates  of  deposit,  bankers  acceptances,  time  deposits  and  repurchase  agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike price of warrants  typically is much lower than the current  market price of the  underlying  securities,  yet they are subject to similar  price fluctuations,  in  absolute  terms.  As a  result,  warrants  may be  more  volatile  investments  than  the underlying securities and may offer greater potential for capital appreciation as well as capital loss.

         Additional   information  regarding  warrants  is  included  in  this  Statement  and  the  Trust's
Prospectus under "Certain Risk factors and Investment Methods."

         "When-Issued"  Securities.  The Portfolio  may purchase  securities  on a  "when-issued,"  "forward commitment,"  or "delayed  delivery  basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis,  the Portfolio will identify  liquid and  unencumbered  assets equal to its forward  delivery commitment.

         For more information  about when-issued  securities,  please see this Statement under "Certain Risk
Factors and Investment Methods."

AST PBHG Small-Cap Growth Portfolio:

Investment  Objective:  The investment objective of the Portfolio (formerly,  the AST Janus Small-Cap Growth
Portfolio) is capital growth.  Realization of income is not a significant  investment  consideration and any income realized on the Portfolio's investments therefore will be incidental to the Portfolio's objective.

Investment Policies:

         Investment  Company  Securities.  From time to time,  the  Portfolio  may invest in  securities  of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act.

         Depositary  Receipts.  The Portfolio may invest in sponsored and  unsponsored  American  Depositary
Receipts  ("ADRs"),  which  are  described  in the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment  Methods."  Holders  of  unsponsored  ADRs  generally  bear all the  costs  of the ADR  facility, whereas  foreign  issuers  typically  bear  certain  costs in a  sponsored  ADR.  The bank or trust  company depositary  of an  unsponsored  ADR may be under no  obligation  to  distribute  shareholder  communications received  from the  foreign  issuer or to pass  through  voting  rights.  The  Portfolio  may also invest in
European  Depositary   Receipts  ("EDRs"),   Global  Depositary  Receipts  ("GDRs")  and  in  other  similar instruments representing securities of foreign companies.

         Futures,  Options  and  Forward  Contracts.  The  Portfolio  may enter into  futures  contracts  on securities,  financial  indices,  and foreign  currencies and options on such  contracts,  and may invest in options on securities,  financial indices,  and foreign  currencies,  and forward  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the  aggregate  amount of the
Portfolio's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts written by the Portfolio  would exceed the market value of the Portfolio's  total assets.  The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The  Portfolio  may buy or write  options  in  privately  negotiated  transactions  on the types of securities,  and on indices based on the types of securities,  in which the Portfolio is permitted to invest directly.  The Portfolio will effect such  transactions  only with  investment  dealers and other  financial institutions  (such as  commercial  banks or  savings  and loan  institutions)  deemed  creditworthy  by the
Sub-advisor  pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness of those entities.  To the extent that an option  purchased or written by the  Portfolio in a negotiated  transaction is  illiquid,  the value of the option  purchased  or the  amount of the  Portfolio's  obligations  under an option it has  written,  as the case may be,  will be  subject to the  Portfolio's  limitation  on  illiquid investments.  In the case of  illiquid  options,  it may not be  possible  for the  Portfolio  to  effect an offsetting  transaction  when the Sub-advisor  believes it would be advantageous for the Portfolio to do so.
For a description of these  strategies and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Convertible  Securities.  Convertible  securities are securities such as rights,  bonds,  notes and preferred  stocks which are  convertible  into or  exchangeable  for common stocks.  Convertible  securities have  characteristics  similar  to both  fixed  income and  equity  securities.  Because  of the  conversion feature,  the market value of  convertible  securities  tends to move  together with the market value of the underlying  common stock. As a result,  the Portfolio's  selection of convertible  securities is based, to a great extent,  on the potential for capital  appreciation  that may exist in the underlying stock. The value of convertible  securities is also affected by prevailing  interest rates, the credit quality of the issuer, and any call provisions.

         Warrants.  Warrants  are  instruments  giving  holders the right,  but not the  obligation,  to buy shares of a company at a given price during a specified period.

         When-Issued  and  Delayed-Delivery  Securities.  When-issued  and  delayed-delivery  securities are securities  subject  to  settlement  on a future  date.  For fixed  income  securities,  the  interest  rate realized on  when-issued  or  delayed-delivery  securities  is fixed as of the purchase date and no interest accrues to the Portfolio  before  settlement.  These  securities  are subject to market  fluctuation  due to changes  in market  interest  rates and will have the  effect of  leveraging  the  Portfolio's  assets.  The
Portfolio is permitted to invest in forward  commitments or when-issued  securities where such purchases are for investment and not for leveraging  purposes.  One or more segregated  accounts will be established  with the  Portfolio's  Custodian/Custodian  Bank, and the Portfolio will maintain  liquid assets in such accounts in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities.

         Small and Medium  Capitalization  Stocks.  Investments  in common  stocks in general are subject to market  risks  that may cause  their  prices  to  fluctuate  over  time.  Therefore,  an  investment  in the
Portfolio may be more suitable for long-term  investors who can bear the risk of these  fluctuations.  While the  Sub-advisor  intends to invest in small  capitalization  companies  that have strong balance sheets and favorable business  prospects,  any investment in small  capitalization  companies involves greater risk and price volatility than that customarily  associated with investments in larger,  more established  companies.
This  increased  risk may be due to the  greater  business  risks of their  small or  medium  size,  limited markets  and  financial  resources,  narrow  product  lines  and  frequent  lack of  management  depth.  The securities of small  capitalization  companies are often traded in the  over-the-counter  market,  and might not be traded in  volumes  typical  of  securities  traded on a  national  securities  exchange.  Thus,  the securities of small  capitalization  companies  are likely to be less liquid,  and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

         Over-The-Counter  Market.  The Portfolio  will invest in  over-the-counter  stocks.  In contrast to the securities  exchanges,  the  over-the-counter  market is not a centralized facility which limits trading activity to securities of companies  which  initially  satisfy certain  defined  standards.  Generally,  the volume of trading in an unlisted or  over-the-counter  common  stock is less than the volume of trading in a listed stock.  This means that the depth of market  liquidity of some stocks in which the Portfolio  invests may not be as great as that of other  securities  and,  if the  Portfolio  were to  dispose of such a stock, they  might  have to offer the shares at a discount  from  recent  prices,  or sell the shares in small lots over an extended period of time.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the AST  PBHG  Small-Cap  Growth  Portfolio.  These  limitations  are not  "fundamental"
restrictions, and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the payment of any  additional  consideration  therefor,  and provided that  transactions  in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Portfolio  does not  currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided  that margin  payments and other  deposits in connection  with  transactions  in futures,  options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The  Portfolio  does not  currently  intend  to  purchase  any  security  or enter  into a repurchase  agreement  if, as a result,  more than 15% of its net assets  would be  invested  in  repurchase agreements  not  entitling  the  holder to  payment  of  principal  and  interest  within  seven days and in securities  that are illiquid by virtue of legal or contractual  restrictions  on resale or the absence of a readily  available  market.  The  Trustees,  or the  Portfolio's  Sub-advisor  acting  pursuant to authority delegated by the Trustees,  may determine that a readily  available  market exists for  securities  eligible for  resale  pursuant  to Rule 144A  under the  Securities  Act of 1933  ("Rule  144A  Securities"),  or any
successor to such rule,  Section 4(2) commercial paper and municipal lease  obligations.  Accordingly,  such securities may not be subject to the foregoing limitation.

4.       The Portfolio may not invest in companies for the purpose of exercising control of management.

AST DeAM Small-Cap Growth Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  (formerly,  the AST Scudder  Small-Cap
Growth  Portfolio)  is to seek maximum  appreciation  of  investors'  capital from a portfolio  primarily of growth stocks of smaller companies.

Investment Policies:

         Options.  The  Portfolio  may  write  (sell)  call  options  on  securities  as long as it owns the underlying  securities  subject to the  option,  or an option to  purchase  the same  underlying  securities having an exercise  price equal to or less than the  exercise  price of the option,  or will  establish  and maintain with the Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid  securities  ("eligible  securities")  to the extent  required by  applicable  regulation in connection  with the optioned  securities.  The  Portfolio may write put options  provided  that, so long as the  Portfolio  is  obligated  as the  writer  of the  option,  the  Portfolio  owns an  option  to sell the underlying  securities  subject to the option having an exercise price equal to or greater than the exercise price of the option,  or it deposits and  maintains  with the  custodian in a  segregated  account  eligible securities  having a value equal to or greater than the exercise price of the option.  The premium  received for  writing an option will  reflect,  among  other  things,  the  current  market  price of the  underlying security,  the  relationship  of the  exercise  price to such  market  price,  the price  volatility  of the underlying  security,  the option period,  supply and demand and interest rates.  The Portfolio may write or purchase  spread  options,  which are options for which the exercise  price may be a fixed dollar  spread or yield spread between the security  underlying  the option and another  security that is used as a benchmark.
The exercise  price of an option may be below,  equal to or above the current market value of the underlying security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to
25% of net assets and may  purchase  put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured  put option  expires  unexercised,  the writer  realizes a gain from the amount of the premium,  plus the interest  income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the  exercise  of the put  option,  the  secured put writer incurs an unrealized  loss to the extent that the current  market value of the  underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an  additional  discussion  of investing in options and the risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The  Portfolio  may deal in  over-the-counter  traded  options
("OTC options").  Unlike  exchange-traded  options, OTC options are transacted directly with dealers and not with a  clearing  corporation.  Since  there is no  exchange,  pricing  is  normally  done by  reference  to information  from market makers,  which  information is carefully  monitored by the Sub-advisor and verified in  appropriate  cases.  In writing OTC  options,  the  Portfolio  receives  the premium in advance from the dealer.  OTC options are  available for a greater  variety of  securities  or other assets,  and for a wider range of expiration dates and exercise prices, than exchange traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover"
for  written OTC  options  are  illiquid  securities.  Accordingly,  the  Portfolio  will only engage in OTC
options  transactions  with  dealers  that  have  been  specifically   approved  by  the  Sub-advisor.   The
Sub-advisor  believes  that the  approved  dealers  should be able to enter  into  closing  transactions  if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The Sub-advisor will monitor the creditworthiness  of the approved dealers on an on-going basis.  The Portfolio  currently will not engage in
OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity charge"
related to OTC  options  written  by the  Portfolio,  plus the amount  invested  by the  Portfolio  in other illiquid  securities,  would exceed 15% of the Portfolio's net assets.  The "liquidity  charge"  referred to above is computed as described below.

         The Portfolio  anticipates  entering into  agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the  dealer  at any time at a price no  greater  than a price  established  under the  agreements  (the
"Repurchase  Price").  The "liquidity  charge" referred to above for a specific OTC option  transaction will be the  Repurchase  Price  related  to the OTC  option  less  the  intrinsic  value of the OTC  option.  The intrinsic  value of an OTC call  option for such  purposes  will be the amount by which the  current  market value of the underlying  security  exceeds the exercise price.  In the case of an OTC put option,  intrinsic value will be the amount by which the exercise  price  exceeds the current  market  value of the  underlying security.  If there is no such  agreement  requiring  a  dealer  to allow  the  Portfolio  to  repurchase  a specific OTC option  written by the Portfolio,  the  "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices.  The Portfolio,  as part of its options  transactions,  may also use options on  securities  indices in an attempt to hedge  against  market  conditions  affecting  the value of  securities  that the  Portfolio  owns or intends to purchase,  and not for  speculation.  When the
Portfolio  writes an option on a securities  index,  it will be required to deposit with its  custodian  and mark-to-market  eligible  securities to the extent  required by applicable  regulation.  In addition,  where the  Portfolio  writes a call option on a  securities  index at a time when the contract  value  exceeds the exercise  price,  the Portfolio  will  segregate and  mark-to-market,  until the option expires or is closed out,  cash or cash  equivalents  equal in value to such excess.  The  Portfolio  may also  purchase and sell options on indices other than securities  indices, as available,  such as foreign currency indices.  Because index options are settled in cash, a call writer cannot  determine the amount of its settlement  obligations in  advance  and,  unlike  call  writing on  specific  securities,  cannot  cover its  potential  settlement obligations  by acquiring and holding the  underlying  securities.  Index  options  involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional  discussion of investing in OTC options and options on  securities  indices,  and the risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Financial  Futures  Contracts and Related Options.  The Portfolio may enter into financial  futures contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect)  against  anticipated future changes in market  conditions or foreign  exchange rates which otherwise  might affect  adversely the value of  securities  or other assets which the Portfolio  holds or intends to purchase.  For example,  when the near-term  market view is bearish but the portfolio  composition is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering  into  futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the
Portfolio is believed to be well  positioned  for the longer term with a high cash  position,  the Portfolio can hedge against  market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either case, the use of futures  contracts  would tend to minimize  portfolio  turnover and facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term bonds and interest  rates were  expected to rise, it could sell  financial  futures  contracts.  If interest rates did increase,  the value of the bonds held by the Portfolio  would decline,  but this decline would be offset in whole or in part by an  increase in the value of the  Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio  could hold  short-term debt securities  and  benefit  from the income  earned by  holding  such  securities,  while at the same time the
Portfolio  could  purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.
Thus, the Portfolio  could take advantage of the  anticipated  rise in the value of long-term  bonds without actually  buying them. The futures  contracts and short-term  debt  securities  could then be liquidated and the cash  proceeds  used to buy  long-term  bonds.  At the  time of  delivery,  in the case of fixed  income securities  pursuant to the contract,  adjustments  are made to recognize  differences in value arising from the delivery of  securities  with a different  interest rate than that  specified in the  contract.  In some cases,  securities  to be  delivered  under a  futures  contract  may not have  been  issued at the time the contract was written.

         The market  prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures  market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal  relationship  between the assets and futures market could result.  Price  distortions  also could  result if  investors  in futures  contracts  decide to make or take delivery of  underlying  securities or other assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures market.  In addition,  because margin  requirements
in  the  futures  market  are  less  onerous  than  margin  requirements  in  the  cash  market,   increased
participation  by speculators  in the futures market could cause  temporary  price  distortions.  Due to the possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct  forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase  and write  call and put  options  on  financial  futures  contracts.
Options on futures  contracts  involve risks similar to those risks  relating to  transactions  in financial futures  contracts.  The  Portfolio  will not  enter  into any  futures  contracts  or  options  on  futures contracts if the aggregate of the contract value of the outstanding  futures  contracts of the Portfolio and futures  contracts  subject to outstanding  options  written by the Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an  additional  discussion  of investing in financial  futures  contracts and options on financial futures  contracts and the risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper.  The  Portfolio  may invest in  commercial  paper issued by major  corporations under the  Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by Section
3(a)(3) thereof.  Such commercial  paper may be issued only to finance current  transactions and must mature in nine months or less.  Such  commercial  paper is traded  primarily  by  institutional  investors  through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.
The Portfolio also may invest in commercial  paper issued in reliance on the so-called  "private  placement"
exemption  from  registration  afforded  by  Section  4(2)  of the  Securities  Act of 1933  ("Section  4(2)
paper").  Section  4(2) paper is  restricted  as to  disposition  under the  federal  securities  laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper for  investment  and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section 4(2) paper normally is resold to other  institutional  investors through or with the  assistance  of the issuer or  investment  dealers who make a market in the Section  4(2) paper, thus providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Portfolio's limitation on investing in illiquid  securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustees of the Trust.

         Collateralized   Obligations.   The  Portfolio  may  invest  in  asset-backed  and  mortgage-backed
securities,   including   interest  only  ("IO")  and  principal  only  ("PO")   securities   (collectively,
"collateralized  obligations").  A  collateralized  obligation is a debt security  issued by a  corporation, trust  or  custodian,  or by a U.S.  Government  agency  or  instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.  Government  securities or other assets.  Collateralized  obligations,  depending  on their  structure  and the rate of  prepayments,  can be volatile.

                  The Portfolio  will currently  invest in only those  collateralized  obligations  that are fully  collateralized  and  that  meet  the  quality  standards  otherwise  applicable  to  the  Portfolio's investments.  Fully  collateralized  means that the collateral  will generate cash flows  sufficient to meet obligations to holders of the  collateralized  obligations under even the most  conservative  prepayment and interest rate projections.  Thus, the  collateralized  obligations are structured to anticipate a worst case prepayment  condition and to minimize the  reinvestment  rate risk for cash flows  between  coupon dates for the collateralized  obligations.  A worst case prepayment  condition generally assumes immediate  prepayment of all  securities  purchased at a premium and zero  prepayment of all  securities  purchased at a discount.
Reinvestment  rate risk may be  minimized  by assuming  very  conservative  reinvestment  rates and by other means such as by maintaining  the  flexibility to increase  principal  distributions  in a low interest rate environment.  The  effective  credit  quality of the  collateralized  obligations  in such  instances is the credit quality of the issuer of the  collateral.  The  requirements as to  collateralization  are determined by the issuer or sponsor of the  collateralized  obligation in order to satisfy rating  agencies,  if rated.
The  Portfolio  does not  currently  intend to invest  more  than 5% of its total  assets in  collateralized obligations.

         Because  some  collateralized  obligations  are  issued in  classes  with  varying  maturities  and interest rates,  the investor may obtain greater  predictability  of maturity  through these  collateralized obligations  than through  direct  investments  in mortgage  pass-through  securities.  Classes with shorter maturities  may have lower  volatility  and lower yield while those with longer  maturities  may have higher volatility  and higher yield.  Payments of principal and interest on the  underlying  collateral  securities are not passed through directly to the holders of these  collateralized  obligations.  Rather,  the payments on the  underlying  portfolio  or pool of  obligations  are used to pay interest on each class and to retire successive  maturities in sequence.  These  relationships  may in effect "strip" the interest  payments from principal  payments  of the  underlying  obligations  and  allow for the  separate  purchase  of either  the interest  or the  principal  payments,  sometimes  called  interest  only ("IO") and  principal  only ("PO")
securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral  the  portion of the cash flows that most  closely  corresponds  to the  investor's  forecast  of interest rate movements.

         Collateralized  obligations  are designed to be retired as the underlying  obligations  are repaid.
In the event of prepayment on or call of such securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of  collateralized  obligations will not supply  additional  collateral in the event of such prepayment,  there generally will be sufficient
collateral  to  secure  collateralized  obligations  that  remain  outstanding.   Governmentally-issued  and
privately-issued  IO's and PO's will be considered  illiquid for purposes of the  Portfolio's  limitation on illiquid  securities  unless they are determined to be liquid under  guidelines  established by the Board of
Trustees.

         In reliance on an  interpretation  by the SEC, the  Portfolio's  investments in certain  qualifying collateralized  obligations  are not subject to the  limitations in the 1940 Act regarding  investments by a registered investment company, such as the Portfolio, in another investment company.

         The  Portfolio  may also invest in "inverse  floaters."  These  inverse  floaters are more volatile than  conventional  fixed or  floating  rate  collateralized  obligations,  and their  yield and value  will fluctuate  in inverse  proportion  to changes in the index  upon  which  rate  adjustments  are based.  As a result,  the yield on an inverse  floater will  generally  increase  when market yields (as reflected by the index) decrease and decrease when market yields  increase.  The extent of the volatility of inverse floaters depends on the extent of  anticipated  changes in market  rates of  interest.  Generally,  inverse  floaters provide for interest rate adjustments based upon a multiple of the specified  interest index,  which further increases their volatility.  The degree of additional  volatility will be directly  proportional to the size of the multiple used in  determining  interest rate  adjustments.  Currently,  the Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in  collateralized  obligations  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies  Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are
applicable  to  the  AST  DeAM  Small-Cap  Growth   Portfolio.   These  limitations  are  not  "fundamental"
restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management of another issuer.

         2.       Purchase  securities of other  investment  companies,  except in compliance  with the 1940
Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

AST Federated Aggressive Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

In pursuing its investment strategy, the Portfolio may invest in the following securities for any purpose that is consistent with its investment objective.

         Equity  Securities.   The  Portfolio  cannot  predict  the  income  it  will  receive  from  equity securities  because issuers  generally have discretion as to the payment of any dividends or  distributions.
However,  equity  securities offer greater  potential for appreciation  than many other types of securities, because their value generally  increases  directly with any increase in the value of the issuer's  business.
Types of equity securities in which the Portfolio may invest include common stocks,  preferred stocks,  real estate investment trusts, and American Depositary Receipts.

                  Preferred  Stocks.   In  addition  to  the  right  to  receive   specified   dividends  or
distributions,  some  preferred  stocks also  participate  in  dividends  and  distributions  paid on common stock.  Preferred  stocks may also  permit the issuer to redeem  the  stock.  The  Portfolio  may also treat such redeemable preferred stock as a fixed income security.

                  Real  Estate  Investment  Trusts  (REITs).  REITs are real estate  investment  trusts that lease,  operate and finance  commercial real estate.  REITs are exempt from federal  corporate income tax if they limit their  operations  and  distribute  most of their income.  Such tax  requirements  limit a REIT's ability to respond to changes in the commercial real estate market.

For additional  information on equity securities and their risks, see the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Fixed Income  Securities.  Fixed income  securities pay interest,  dividends or  distributions at a specified  rate.  The rate may be a fixed  percentage of the principal or may be adjusted  periodically.  In addition,  the issuer of a fixed income security must repay the principal  amount of the security,  normally within a specified  time.  Fixed  income  securities  provide more  regular  income than equity  securities.
However,  the returns on fixed income  securities are limited and normally do not increase with the issuer's earnings.  This  limits  the  potential  appreciation  of fixed  income  securities  as  compared  to equity securities.

         A security's  yield  measures  the annual  income  earned on the  security as a  percentage  of its price.  A security's  yield will increase or decrease  depending  upon whether it costs less (a discount) or more (a premium)  than the  principal  amount.  If the issuer may redeem the security  before its  scheduled maturity,  the  price  and  yield  of the  security  may  change  based  upon  the  probability  of an early redemption.

         Market  factors  other than  changes in interest  rates,  such as the demand for  particular  fixed income  securities,  may cause the price of  certain  fixed  income  securities  to fall while the prices of other  securities  rise or remain  unchanged.  Fixed income  securities are also subject to call risk.  Call risk is the  possibility  that an issuer may redeem a fixed income  security  before  maturity (a call) at a price below its current  market price.  An increase in the  likelihood  of a call may reduce the  security's price.  If a fixed  income  security is called,  the  Portfolio  may have to reinvest  the proceeds in other fixed  income  securities  with  lower  interest  rates,  higher  credit  risks,  or  other  less  favorable characteristics.

         If a security  is  downgraded,  the  Sub-advisor  will  reevaluate  the  security,  but will not be required to sell it. If the Portfolio buys  securities  that have not received a rating,  the Portfolio must rely entirely upon the Sub-advisor's  credit  assessment.  Trading  opportunities are more limited for fixed income securities that are unrated, have received ratings below investment grade or are not widely held.

         Fixed  income  securities  generally  compensate  for greater  credit risk by paying  interest at a higher  rate.  The  difference  between the yield of a security  and the yield of a U.S.  Treasury  security with a  comparable  maturity  (the spread)  measures  the  additional  interest  paid for risk.  Spreads may increase  generally  in response to adverse  economic or market  conditions.  A  security's  spread may also increase if the  security's  rating is lowered,  or the security is  perceived  to have an increased  credit risk.  An increase in the spread will cause the price of the security to decline.

         Additional  information  on fixed income  securities  and their risks is included in this Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         The following describes the types of fixed income securities in which the Portfolio may invest.

                  Treasury   Securities.   Treasury   securities  are  direct  obligations  of  the  federal
government of the United  States.  Treasury  securities  are generally  regarded as having the lowest credit risks.

                  Agency  Securities.  Agency  securities  are issued or guaranteed  by a federal  agency or other  government  sponsored  entity acting under federal  authority (a "GSE").  The United States  supports some GSEs with its full faith and credit.  Other GSEs receive support through  federal  subsidies,  loans or other benefits.  A few GSEs have no explicit financial  support,  but are regarded as having implied support because the federal  government  sponsors their  activities.  Agency  securities  are generally  regarded as having low credit risks, but not as low as treasury securities.

                  Mortgage-Backed  Securities.  Mortgage-backed  securities  represent interests in pools of mortgages.  The mortgages that comprise a pool normally have similar  interest  rates,  maturities and other terms.  Mortgages  may have fixed or  adjustable  interest  rates.  Interests  in pools of  adjustable  rate mortgages are known as ARMs.

         Mortgage-backed  securities  come in a variety of forms.  Many have  extremely  complicated  terms.
The simplest form of  mortgage-backed  securities are  pass-through  certificates.  Holders of  pass-through certificates  receive a pro rata share of all payments and pre-payments  from the underlying  mortgages.  As a result, the holders assume all the prepayment risks of the underlying mortgages.

                  Commercial  Paper.  Commercial  paper is an  issuer's  obligation  with a maturity of less than  nine  months.  Companies  typically  issue  commercial  paper to pay for  current  expenditures.  Most issuers  constantly  reissue their  commercial  paper and use the proceeds (or bank loans) to repay maturing paper.  If the issuer  cannot  continue  to obtain  liquidity  in this  fashion,  its  commercial  paper may default.  The short  maturity of  commercial  paper  reduces both the market and credit risks as compared to other debt securities of the same issuer.

                  Corporate Debt Securities.  Corporate debt securities are fixed income  securities  issued by businesses.  Notes,  bonds,  debentures and  commercial  paper are the most prevalent  types of corporate debt  securities.  The Portfolio may also  purchase  interests in bank loans to companies.  The credit risks of corporate debt securities vary widely among issuers.

         In  addition,  the credit risk of an issuer's  debt  security  may vary based on its  priority  for repayment.  For example,  higher ranking  (senior) debt securities have a higher priority than lower ranking
(subordinated)  securities.  This means that the issuer might not make payments on  subordinated  securities while continuing to make payments on senior  securities.  In addition,  in the event of bankruptcy,  holders of senior  securities  will have priority over holders of  subordinated  securities in terms their claims on the company's assets.  Some subordinated  securities,  such as trust preferred and capital securities notes, also permit the issuer to defer  payments  under certain  circumstances.  For example,  insurance  companies issue  securities  known as surplus notes that permit the insurance  company to defer any payment that would reduce its capital below regulatory requirements.

                  Bank  Instruments.  Bank instruments are unsecured  interest-bearing  deposits with banks.
Bank instruments  include bank accounts,  time deposits,  certificates of deposit and banker's  acceptances.
Yankee  instruments  are  denominated  in U.S.  dollars  and  issued  by U.S.  branches  of  foreign  banks.
Eurodollar  instruments are denominated in U.S.  dollars and issued by non-U.S.  branches of U.S. or foreign banks.

                  Demand  Instruments.  Demand  instruments  are corporate debt  securities  that the issuer must repay upon  demand.  Other  demand  instruments  require a third  party,  such as a dealer or bank,  to repurchase  the  security  for its face value upon  demand.  Because  of the demand  feature,  the prices of demand  instruments  generally  fluctuate  as though they were  short-term  securities,  even  though  these instruments may have longer stated maturities.

         Convertible  Securities.  Convertible  securities  are fixed income  securities  that the Portfolio has the option to exchange for equity  securities  at a specified  conversion  price.  The option allows the
Portfolio  to  realize  additional  returns  if the  market  price  of the  equity  securities  exceeds  the conversion  price.  For example,  the Portfolio may hold fixed income  securities that are convertible  into shares  of common  stock at a  conversion  price of $10 per  share.  If the  market  value of the  shares of common stock  reached $12, the Portfolio  could  realize an additional $2 per share by converting  its fixed income securities.

         Convertible  securities have lower yields than  comparable  fixed income  securities.  In addition, at the time a  convertible  security  is  issued  the  conversion  price  exceeds  the  market  value of the underlying equity securities.  Thus,  convertible  securities may provide lower returns than non-convertible fixed income  securities or equity  securities  depending upon changes in the price of the underlying equity securities.  However,  convertible  securities  permit  the  Portfolio  to  realize  some  of the  potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The  Portfolio  treats  convertible  securities  as both fixed  income and  equity  securities  for purposes of its investment policies and limitations, because of their unique characteristics.

         Derivative  Contracts.   For  purposes  of  the  Portfolio,   derivative  contracts  are  financial
instruments  that  require  payments  based  upon  changes  in the  values  of  designated  (or  underlying)
securities,  currencies,  commodities,  financial indices or other assets.  Some derivative  contracts (such as futures,  forwards and options)  require  payments  relating to a future trade  involving the  underlying asset.  The other party to a derivative contract is referred to as a counterparty.

         Many  derivative  contracts are traded on securities or  commodities  exchanges.  In this case, the exchange sets all the terms of the contract  except for the price.  Investors  make payments due under their contracts  through the exchange.  Most  exchanges  require  investors to maintain  margin  accounts  through their  brokers to cover their  potential  obligations  to the  exchange.  Parties to the  contract  make (or collect)  daily  payments  to the  margin  accounts  to  reflect  losses  (or  gains)  in the value of their contracts.  This protects  investors  against potential  defaults by the counterparty.  Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

         Exchanges  may limit the  amount of open  contracts  permitted  at any one time.  Such  limits  may prevent the  Portfolio  from closing out a position.  If this  happens,  the  Portfolio  will be required to keep the contract  open (even if it is losing  money on the  contract),  and to make any  payments  required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so).

         The  Portfolio  may  also  trade  derivative  contracts   over-the-counter  (OTC)  in  transactions
negotiated  directly  between the Portfolio and the  counterparty.  OTC  contracts do not  necessarily  have standard  terms,  so they cannot be directly  offset with other OTC  contracts.  In addition,  OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

         Depending  upon how the  Portfolio  uses  derivative  contracts and the  relationships  between the market value of a  derivative  contract  and the  underlying  asset,  derivative  contracts  may increase or decrease  the  Portfolio's  exposure to risks  relating to changes in security  prices,  interest  rates and currency  exchange  rates.  OTC  contracts  also expose the Portfolio to the risk that a  counterparty  will default on the contract.

         The Portfolio may trade in the following types of derivative contracts:

o        The Portfolio may buy and sell futures contracts relating to financial instruments and indices.
o        The Portfolio  may buy call options on portfolio  securities,  indices and futures in  anticipation of an increase in the value of the underlying asset.
o        The Portfolio may buy put options on portfolio  securities,  indices and futures in anticipation of a decrease in the value of the underlying asset.
o        The  Portfolio  may write call  options on  portfolio  securities,  indices and futures to generate income from premiums,  and in anticipation  of a decrease or only limited  increase in the value of the underlying asset.
o        The Portfolio may also write put options on portfolio  securities,  indices and futures to generate income from premiums,  and in anticipation of an increase or only limited  decrease in the value of the underlying asset.

         For  additional  information  on  derivative  contracts,  including  futures and options,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Foreign  securities  are  securities  of  issuers  based  outside  the United
States.  The Portfolio considers an issuer to be based outside the United States if:

o        it is organized under the laws of, or has a principal office located in, another country;
o        the principal trading market for its securities is in another country; or
o        it (or its  subsidiaries)  derived  in its  most  current  fiscal  year at least  50% of its  total assets,  capitalization,  gross revenue or profit from goods  produced,  services  performed,  or sales made in another country.

         Investment income on foreign  securities may be subject to foreign  withholding or other taxes that could  reduce  the  return  on these  securities.  Tax  treaties  between  the  United  States  and  foreign countries,  however,  may reduce or eliminate the amount of foreign  taxes to which the  Portfolio  would be subject.  The effective rate of foreign tax cannot be predicted  since the amount of Portfolio  assets to be invested within various countries is uncertain.

         Additional  Information about foreign  securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Foreign Government  Securities.  Foreign government  securities generally consist of fixed
income   securities   supported  by  national,   state  or  provincial   governments  or  similar  political
subdivisions.  Foreign government securities also include debt obligations of supranational  entities,  such as  international  organizations  designed  or  supported  by  governmental  entities  to  promote  economic
reconstruction  or  development,   international  banking  institutions  and  related  government  agencies.
Examples  of  these  include,  but are not  limited  to,  the  International  Bank  for  Reconstruction  and
Development  (the  World  Bank),  the  Asian  Development  Bank,  the  European   Investment  Bank  and  the
Inter-American Development Bank.

         Foreign government securities also include fixed income securities of  quasi-governmental  agencies
(i.e.,  securities issued by entities owned by a national,  state or equivalent government or obligations of a  political  unit that are not  backed by the  national  government's  full  faith  and  credit).  Further, foreign government securities include  mortgage-related  securities issued or guaranteed by national,  state or provincial governmental instrumentalities, including quasi-governmental agencies.

         Delayed-Delivery   Transactions.   The  Portfolio   records  a   delayed-delivery   or  when-issued
transaction  when it agrees to buy the securities  and reflects their value in determining  the price of its shares.  Settlement  dates may be a month or more after entering into these  transactions so that the market
values  of  the  securities   bought  may  vary  from  the  purchase  prices.   Additional   information  on
delayed-delivery  and  when-issued  transactions  is included in this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Lending.  The Portfolio  may lend  portfolio  securities  to borrowers  that are deemed creditworthy by the Investment Manager or Sub-advisor.  The borrower must furnish  additional  collateral if the  market  value of the loaned  securities  increases.  Also,  the  borrower  must pay the  Portfolio  the equivalent  of any  dividends  or  interest  received  on the  loaned  securities.  The  Portfolio  may  pay administrative  and  custodial  fees in  connection  with a loan  and may pay a  negotiated  portion  of the interest  earned on the cash  collateral  to a securities  lending agent or broker.  Additional  information about  securities  lending and its risks is  included in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Federated  Aggressive  Growth  Portfolio.  These limitations are not "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio will not purchase securities on margin, provided that the Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         2.       The Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

         3.       The Portfolio will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the
Portfolio's net assets.

AST Goldman Sachs Small-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio (formerly, the AST Lord Abbett Small Cap
Value Portfolio) is to seek long-term capital appreciation.

Investment Policies:

         Foreign  Currency  Hedging  Techniques.  The  Portfolio  expects  to  enter  into  forward  foreign currency  contracts in primarily two  circumstances.  First,  when the Portfolio  enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S.
dollar price of the security.  Second,  when management  believes that the currency of a particular  foreign country may suffer a decline  against the U.S.  dollar,  the Portfolio may enter into a forward  contract to sell the amount of foreign  currency  approximating  the value of some or all of the Portfolio's  securities denominated  in such  foreign  currency  or,  in the  alternative,  the  Portfolio  may use a  cross-hedging technique  whereby it sells another  currency  which the  Portfolio  expects to decline in a similar way but which has a lower  transaction  cost.  The Portfolio does not intend to enter into forward  contracts  under this second  circumstance on a continuous  basis.  For an additional  discussion of forward foreign currency contracts and certain risks involved therein,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         The  Portfolio  also may purchase  foreign  currency put options and write  foreign  currency  call options on U.S. exchanges or U.S.  over-the-counter  markets.  Exchange-listed options markets in the United
States  include  several  major  currencies,  and  trading  may be thin  and  illiquid.  A  number  of major investment  firms trade unlisted options which are more flexible than  exchange-listed  options with respect to  strike  price  and  maturity  date.  Unlisted  options  generally  are  available  in a wider  range  of currencies.  Unlisted  foreign  currency  options are generally  less liquid than listed options and involve the credit risk  associated  with the  individual  issuer.  Unlisted  options,  together with other illiquid securities,  are subject to a limit of 15% of the  Portfolio's  net assets.  The  premiums  paid for foreign currency put options will not exceed 5% of the net assets of the Portfolio.

         The Portfolio may write a call option on a foreign  currency  only in  conjunction  with a purchase of a put option on that  currency.  Such a strategy  is  designed  to reduce the cost of  downside  currency protection  by  limiting  currency  appreciation  potential.  The face  value of such call  writing  may not exceed 90% of the value of the securities  denominated  in such currency  invested in by the Portfolio or in such cross  currency  (referred  to above) to cover  such call  writing.  For an  additional  discussion  of foreign  currency  options and certain  risks  involved  therein,  see this  Statement  under  "Certain Risk
Factors and Investment Methods."

         Call Options on Stock.  The Portfolio  may, from time to time,  write call options on its portfolio securities.  The  Portfolio  may write only call options  which are  "covered,"  meaning that the  Portfolio either owns the  underlying  security or has an  absolute  and  immediate  right to acquire  that  security, without  additional cash  consideration,  upon conversion or exchange of other securities  currently held in its  portfolio.  In  addition,  the  Portfolio  will not  permit the call to become  uncovered  prior to the expiration of the option or termination through a closing purchase transaction.

         The  Portfolio  would not be able to effect a closing  purchase  transaction  after it had received notice of  exercise.  In order to write a call  option,  the  Portfolio is required to comply with the rules of The Options  Clearing  Corporation  and the various  exchanges  with respect to collateral  requirements.
The Portfolio may not purchase call options except in connection  with a closing  purchase  transaction.  It is  possible  that the cost of  effecting a closing  purchase  transaction  may be greater  than the premium received by the Portfolio for writing the option.

         Generally,  the  Portfolio  intends to write listed  covered call  options  during  periods when it anticipates  declines in the market values of portfolio  securities because the premiums received may offset to some  extent the  decline in the  Portfolio's  net asset  value  occasioned  by such  declines  in market value.  Except as part of the "sell  discipline"  described  below,  the Portfolio  will generally not write listed  covered call options when it  anticipates  that the market values of its portfolio  securities  will increase.

         One  reason for the  Portfolio  to write call  options  is as part of a "sell  discipline."  If the
Portfolio  decides  that a portfolio  security  would be  overvalued  and should be sold at a certain  price higher  than the  current  price,  it could  write an option on the stock at the  higher  price.  Should the stock  subsequently  reach that price and the option be exercised,  the  Portfolio  would,  in effect,  have increased  the  selling  price of that  stock,  which it would have sold at that price in any event,  by the amount  of the  premium.  In the event  the  market  price of the stock  declined  and the  option  were not exercised,  the premium  would offset all or some portion of the decline.  It is possible  that the price of the stock  could  increase  beyond the  exercise  price;  in that  event,  the  Portfolio  would  forego the opportunity to sell the stock at that higher price.

         In addition,  call options may be used as part of a different  strategy in connection with sales of portfolio  securities.  If, in the judgment of the  Sub-advisor,  the market price of a stock is  overvalued and it should be sold,  the  Portfolio  may elect to write a call option  with an  exercise  price below the current  market price.  As long as the value of the  underlying  security  remains above the exercise  price during  the term of the  option,  the option  will,  in all  probability,  be  exercised,  in which case the
Portfolio  will be  required  to sell the stock at the  exercise  price.  If the sum of the  premium and the exercise  price exceeds the market price of the stock at the time the call option is written,  the Portfolio would,  in effect,  have  increased  the selling price of the stock.  The  Portfolio  would not write a call option in these  circumstances  if the sum of the premium and the exercise  price were less than the current market  price of the stock.  For an  additional  discussion  of call  options  and  certain  risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Put  Options  on Stock.  The  Portfolio  may also  write  listed put  options.  Writing  listed put options is a useful portfolio  investment  strategy when the Portfolio has cash or other reserves  available for  investment  as a result of sales of  Portfolio  shares or, more  importantly,  because the  Sub-advisor believes a more defensive and less fully invested  position is desirable in light of market  conditions.  If the  Sub-advisor  wishes to invest its cash or  reserves  in a  particular  security  at a price  lower than current  market value,  it may write a put option on that security at an exercise  price which  reflects the lower  price it is  willing to pay.  The buyer of the put  option  generally  will not  exercise  the option unless the market price of the  underlying  security  declines to a price near or below the exercise  price.
If the  Portfolio  writes a listed  put,  the  price of the  underlying  stock  declines  and the  option is exercised,  the premium,  net of transaction  charges,  will reduce the purchase price paid by the Portfolio for the stock.  The price of the stock may  decline by an amount in excess of the  premium,  in which  event the Portfolio would have foregone an opportunity to purchase the stock at a lower price.

         If, prior to the exercise of a put option,  the  Portfolio  determines  that it no longer wishes to invest  in the  stock on which  the put  option  had been  written,  the  Portfolio  may be able to effect a closing  purchase  transaction on an exchange by purchasing a put option of the same series as the one which it has previously  written.  The cost of effecting a closing  purchase  transaction  may be greater than the premium  received on writing the put option and there is no guarantee  that a closing  purchase  transaction can be effected.  For an additional  discussion of put options and certain risks involved therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Options.  Except as describe  below,  the Portfolio will write call options on indices only if on such  date it holds a  portfolio  of stocks  at least  equal to the value of the index  times the multiplier times the number of contracts.  When the Portfolio writes a call option on a broadly-based  stock market index,  the Portfolio will segregate or put into escrow with its custodian,  or pledge to a broker as collateral for the option,  one or more  "qualified  securities"  with a market value at the time the option is  written  of not less than 100% of the  current  index  value  times the  multiplier  times the number of contracts.

         Trading in index  options  commenced  in April 1983 with the S&P 100  option  (formerly  called the
CBOE 100).  Since that time a number of additional  index option  contracts have been  introduced  including options on industry  indices.  Although  the  markets for certain  index  option  contracts  have  developed rapidly,  the markets for other index options are still  relatively  illiquid.  The ability to establish and close out  positions  on such  options  will be  subject  to the  development  and  maintenance  of a liquid secondary  market.  It is not certain  that this  market will  develop in all index  option  contracts.  The
Portfolio  will not  purchase  or sell any index  option  contract  unless and until,  in the  Sub-advisor's opinion,  the market for such options has  developed  sufficiently  that such risk in  connection  with such transactions  in no  greater  than such  risk in  connection  with  options  on  stocks.  For an  additional discussion of stock index options and certain risks  involved  therein,  see this  Statement  under "Certain
Risk Factors and Investment Methods."

         Stock Index Futures.  The Portfolio will engage in  transactions  in stock index futures  contracts as a hedge against changes  resulting from market  conditions in the values of securities  which are held in the Portfolio's  portfolio or which it intends to purchase.  The Portfolio will engage in such  transactions when they are  economically  appropriate  for the reduction of risks  inherent in the ongoing  management of the  Portfolio.  The  Portfolio  may not purchase or sell stock index  futures if,  immediately  thereafter, more than  one-third of its net assets would be hedged and, in  addition,  except as described  above in the case of a call  written and held on the same index,  will write call  options on indices or sell stock index futures only if the amount  resulting  from the  multiplication  of the then current  level of the index (or indices)  upon  which the option or future  contract(s)  is based,  the  applicable  multiplier(s),  and the number of futures or options  contracts which would be outstanding,  would not exceed one-third of the value of the Portfolio's net assets.

         Limitations on Stock Options,  Options on Stock Indices and Stock Index Futures  Transactions.  The
Portfolio  may write put and call options on stocks only if they are  covered,  and such options must remain covered so long as the  Portfolio is obligated  as a writer.  The  Portfolio  does not  currently  intend to write  covered call options with  respect to  securities  with an aggregate  market value of more than 5% of its gross  assets at the time an  option  is  written.  The  Portfolio  will not (a)  write  puts  having an aggregate  exercise price greater than 25% of the  Portfolio's  net assets;  or (b) purchase (i) put options on stocks not held in the Portfolio's  portfolio,  (ii) put options on stock indices,  or (iii) call options on stocks or stock indices if, after any such purchase,  the aggregate  premiums paid for such options would exceed 20% of the Portfolio's net assets.

         Special  Risks of Writing  Calls on  Indices.  Because  exercises  of index  options are settled in cash, a call writer cannot  determine the amount of its settlement  obligations in advance and,  unlike call writing on specific stocks,  cannot provide in advance for, or cover, its potential  settlement  obligations by acquiring  and holding the  underlying  securities.  However,  the  Portfolio  will write call options on indices only under the circumstances  described above under "Limitations on Stock Options,  Options on Stock
Indices and Stock Index Futures Transactions."

         Unless the  Portfolio  has other  liquid  assets that are  sufficient  to satisfy the exercise of a call, the Portfolio  would be required to liquidate  portfolio  securities in order to satisfy the exercise.
Because an exercise must be settled  within hours after  receiving the notice of exercise,  if the Portfolio fails to  anticipate an exercise,  it may have to borrow (in amounts not  exceeding  20% of the  Portfolio's total assets)  pending  settlement  of the sale of  securities  in its  portfolio  and would incur  interest charges thereon.

         When the  Portfolio  has written a call,  there is also a risk that the market may decline  between the time the call is written and the time the  Portfolio  is able to sell stocks in its  portfolio.  As with stock  options,  the  Portfolio  will not  learn  that an index  option  has been  exercised  until  the day following  the exercise date but,  unlike a call on stock where the  Portfolio  would be able to deliver the underlying  securities in  settlement,  the Series may have to sell part of its stock  portfolio in order to make  settlement in cash,  and the price of such stocks might decline  before they can be sold.  This timing risk makes certain  strategies  involving more than one option  substantially  more risky with index options than with stock  options.  For example,  even if an index call which the  Portfolio has written is "covered"
by an index call held by the  Portfolio  with the same strike price,  the Portfolio  will bear the risk that the level of the index may  decline  between the close of trading on the date the  exercise  notice is filed with the  clearing  corporation  and the close of trading on the date the  Portfolio  exercises  the call it holds or the time the  Portfolio  sells the call which in either  case would  occur no earlier  than the day following the day the exercise notice was filed.

         Short  Sales.  The  Portfolio  may make short sales of  securities  or  maintain a short  position, provided  that at all  times  when a short  position  is open the  Portfolio  owns an equal  amount  of such securities or securities  convertible  into or exchangeable,  without payment of any further  consideration, for an equal  amount of the  securities  of the same  issuer as the  securities  sold  short (a "short  sale against-the-box"),  and that not more than 25% of the Portfolio's net assets  (determined at the time of the short  sale) may be subject to such sales.  Notwithstanding  this 25%  limitation,  the  Portfolio  does not currently  intend to have more than 5% of its net assets  (determined at the time of the short sale) subject to short sales against-the-box.

         Debt  Securities.  The Portfolio may invest in straight bonds or other debt  securities,  including lower  rated,  high-yield  bonds.  Neither an  issuer's  ceasing to be rated  investment  grade nor a rating reduction  below  that  grade  will  require  elimination  of a bond  from the  Portfolio's  portfolio.  The
Portfolio  has no  present  intention  to  commit  more  than  5% of  gross  assets  to  investing  in  debt securities.  For a  discussion  of debt  securities,  including  lower  rated,  high-yield  bonds,  see this
Statement under "Certain Risk Factors and Investment Methods."

         Real Estate  Investment  Trusts  (REITs).  The Portfolio  may invest in shares of REITs.  REITs are pooled  investment  vehicles which invest  primarily in real estate or real estate related loans.  REITs are generally  classified  as equity  REITs,  mortgage  REITs or a  combination  of equity and  mortgage  REITs.
Equity  REITs  invest the majority of their assets  directly in real  property and derive  income  primarily from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties that have appreciated  in value.  Mortgage  REITs  invest the majority of their  assets in real estate  mortgages  and derive income from the  collection of interest  payments.  Like regulated  investment  companies such as the
Portfolios,  REITs are not taxed on income  distributed  to  shareholders  provided they comply with certain requirements  under  the  Internal  Revenue  Code (the  "Code").  The  Portfolio  will  indirectly  bear its proportionate  share of any expenses  paid by REITs in which it invests in addition to the expenses  paid by the Portfolio.

         Investing in REITs involves  certain  unique risks.  Equity REITs may be affected by changes in the value of the underlying  property  owned by such REITs,  while mortgage REITs may be affected by the quality of any credit  extended.  REITs are dependent upon management  skills,  are not  diversified  (except to the extent the Code requires),  and are subject to the risks of financing  projects.  REITs are subject to heavy cash flow dependency,  default by borrowers,  self-liquidation,  and the possibilities of failing to qualify for the exemption from tax for  distributed  income under the Code and failing to maintain their  exemptions from the Investment  Company Act of 1940.  REITs  (especially  mortgage  REITs) are also subject to interest rate risks.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Goldman Sachs Small-Cap  Value  Portfolio.  The limitations are not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Pledge its assets  (other  than to secure  borrowings  or to the extent  permitted  by the
Portfolio's investment policies as permitted by applicable law);

         2.       Make  short  sales of  securities  or  maintain  a short  position  except  to the  extent permitted by applicable law;

         3.       Invest  knowingly  more than 15% of its net assets (at the time of investment) in illiquid securities,  except for  securities  qualifying  for resale under Rule 144A of the  Securities  Act of 1933, deemed to be liquid by the Board of Trustees;

         4.       Invest in the securities of other  investment  companies except as permitted by applicable law;

         5.       Invest in real estate  limited  partnership  interests  or  interests in oil, gas or other mineral  leases,  or  exploration  or other  development  programs,  except that the Portfolio may invest in securities  issued by companies that engage in oil, gas or other mineral  exploration  or other  development activities; or

         6.       Write, purchase or sell puts, calls,  straddles,  spreads or combinations thereof,  except to the extent  permitted in this Statement and the Trust's  Prospectus,  as they may be amended from time to time.

AST Gabelli Small-Cap Value Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio  (formerly,  the AST T. Rowe Price Small
Company  Value  Portfolio)  is  to  provide  long-term  capital   appreciation  by  investing  primarily  in
small-capitalization stocks that appear to be undervalued.

Investment Policies:

         Although  primarily all of the Portfolio's  assets are invested in common stocks, the Portfolio may invest in  convertible  securities,  corporate  debt  securities  and  preferred  stocks.  The  fixed-income securities in which the Portfolio may invest  include,  but are not limited to, those described  below.  See this Statement  under "Certain Risk Factors and  Investment  Methods," for an additional  discussion of debt obligations.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other debt securities  issued by the U.S.
Treasury.  These are direct  obligations  of the U.S.  Government  and differ  mainly in the length of their maturities.

         U.S. Government Agency Securities.  Issued or guaranteed by U.S. Government  sponsored  enterprises and federal  agencies.  These  include  securities  issued by the  Federal  National  Mortgage  Association,
Government  National  Mortgage  Association,  Federal  Home Loan Bank,  Federal  Land  Banks,  Farmers  Home
Administration,  Banks for Cooperatives,  Federal  Intermediate  Credit Banks,  Federal Financing Bank, Farm
Credit  Banks,  the  Small  Business  Association,  and  the  Tennessee  Valley  Authority.  Some  of  these securities  are  supported  by the full  faith  and  credit  of the U.S.  Treasury;  and the  remainder  are supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and other  short-term  debt
obligations.   Certificates  of  deposit  are  short-term   obligations  of  commercial  banks.  A  bankers'
acceptance  is a  time  draft  drawn  on a  commercial  bank  by a  borrower,  usually  in  connection  with international  commercial  transactions.  Certificates  of deposit  may have fixed or  variable  rates.  The
Portfolio may invest in U.S. banks,  foreign  branches of U.S. banks,  U.S.  branches of foreign banks,  and foreign branches of foreign banks.

         Short-Term  Corporate  Debt  Securities.   Outstanding  nonconvertible  corporate  debt  securities
(e.g.,  bonds and  debentures)  which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

         Commercial  Paper.  Short-term  promissory  notes  issued  by  corporations  primarily  to  finance short-term credit needs.  Certain notes may have floating or variable rates.

         Foreign  Government   Securities.   Issued  or  guaranteed  by  a  foreign  government,   province,
instrumentality, political subdivision or similar unit thereof.

         Savings  and Loan  Obligations.  Negotiable  certificates  of  deposit  and other  short-term  debt obligations of savings and loan associations.

         Supranational  Entities.  The Portfolio may also invest in the securities of certain  supranational entities, such as the International Development Bank.

         Lower-Rated  Debt  Securities.  The  Portfolio's  investment  program  permits it to purchase below investment grade  securities,  commonly  referred to as "junk bonds." The Portfolio will not purchase a junk bond if immediately  after such purchase the Portfolio  would have more than 5% of its total assets invested in such  securities.  Since  investors  generally  perceive  that there are greater  risks  associated  with investment in lower quality  securities,  the yields from such securities  normally exceed those  obtainable from higher  quality  securities.  However,  the principal  value of lower-rated  securities  generally will fluctuate  more widely than higher quality  securities.  Lower quality  investments  entail a higher risk of default  --  that  is,  the  nonpayment  of  interest  and  principal  by the  issuer  than  higher  quality investments.  Such  securities are also subject to special risks,  discussed  below.  Although the Portfolio seeks to  reduce  risk by  portfolio  diversification,  credit  analysis,  and  attention  to  trends in the economy,  industries  and  financial  markets,  such  efforts  will not  eliminate  all risk.  There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After  purchase  by the  Portfolio,  a debt  security  may cease to be rated or its  rating  may be reduced  below the minimum  required for  purchase by the  Portfolio.  Neither  event will require a sale of such security by the Portfolio.  However,  the Sub-advisor will consider such event in its  determination of whether the  Portfolio  should  continue  to hold the  security.  To the extent  that the  ratings  given by
Moody's  or S&P may  change as a result of  changes  in such  organizations  or their  rating  systems,  the
Portfolio  will attempt to use  comparable  ratings as standards  for  investments  in  accordance  with the investment policies contained in the Trust's Prospectus.

         Junk bonds are  regarded as  predominantly  speculative  with  respect to the  issuer's  continuing ability to meet principal and interest payments.  Because  investment in low and lower-medium  quality bonds involves  greater  investment  risk, to the extent the Portfolio  invests in such bonds,  achievement of its investment  objective will be more  dependent on the  Sub-advisor's  credit  analysis than would be the case if the Portfolio was investing in higher  quality  bonds.  For a discussion of the special risks involved in low-rated  bonds,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities are securities  representing interests in a pool of mortgages.  After  purchase by the  Portfolio,  a security may cease to be rated or its rating may be reduced below the minimum  required for purchase by the  Portfolio.  Neither event will require a sale of such security by the Portfolio.  However,  the Sub-advisor will consider such event in its  determination of whether the  Portfolio  should  continue  to hold the  security.  To the extent  that the  ratings  given by
Moody's  or S&P may  change as a result of  changes  in such  organizations  or their  rating  systems,  the
Portfolio  will attempt to use  comparable  ratings as standards  for  investments  in  accordance  with the investment  policies contained in the Trust's  Prospectus.  For a discussion of  mortgage-backed  securities and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are  obligations  fully  collateralized  by a portfolio of mortgages or mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain classes of CMOs have  priority  over others with  respect to the receipt of  prepayments  on the  mortgages.
Therefore,  depending on the type of CMOs in which the Portfolio  invests,  the investment may be subject to a greater or lesser risk of prepayment than other types of  mortgage-related  securities.  For an additional discussion  of CMOs and certain risks  involved  therein,  see the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency Mortgage-Backed  securities represent interests  in a pool of  mortgages,  the  cash  flow of which  has been  separated  into  its  interest  and principal  components.  "IOs"  (interest  only  securities)  receive the  interest  portion of the cash flow while "POs"  (principal only  securities)  receive the principal  portion.  Stripped Agency  Mortgage-Backed
Securities  may be issued by U.S.  Government  Agencies  or by private  issuers  similar to those  described above with respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest rates rise and fall,  the  value of IOs  tends to move in the same  direction  as  interest  rates.  The value of the other mortgage-backed  securities  described  herein,  like  other  debt  instruments,  will  tend  to move in the opposite  direction  compared to interest rates.  Under the Internal  Revenue Code of 1986, as amended,  POs may generate  taxable income from the current  accrual of original issue  discount,  without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are  extremely  sensitive  to the rate of  principal payments  (including  prepayments) on the related  underlying  mortgage assets. For example, a rapid or slow rate of principal  payments may have a material  adverse  effect on the prices of IOs or POs,  respectively.
If the  underlying  mortgage  assets  experience  greater than  anticipated  prepayments  of  principal,  an investor  may fail to recoup  fully its  initial  investment  in an IO class of a  stripped  mortgage-backed security,  even if the IO class is rated AAA or Aaa or is derived  from a full faith and credit  obligation.
Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments of principal, the  price  on a PO class  will be  affected  more  severely  than  would  be the  case  with a  traditional mortgage-backed security.

         The  Portfolio  will  treat IOs and POs,  other than  government-issued  IOs or POs backed by fixed rate  mortgages,  as  illiquid  securities  and,  accordingly,  limit its  investments  in such  securities, together with all other illiquid  securities,  to 15% of the  Portfolio's net assets.  The Sub-advisor  will determine the liquidity of these investments  based on the following  guidelines:  the type of issuer;  type of  collateral,  including  age and  prepayment  characteristics;  rate of  interest  on coupon  relative to current  market  rates and the  effect  of the rate on the  potential  for  prepayments;  complexity  of the issue's structure,  including the number of tranches;  size of the issue; and the number of dealers who make a market in the IO or PO. The  Portfolio  will treat  non-government-issued  IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

         Asset-Backed  Securities.  The  Portfolio  may invest a portion  of its assets in debt  obligations known as asset-backed  securities.  The credit quality of most asset-backed  securities depends primarily on the credit quality of the assets  underlying  such  securities,  how well the entity issuing the security is insulated  from the  credit  risk of the  originator  or any other  affiliated  entities  and the amount and quality of any credit support  provided to the  securities.  The rate of principal  payment on  asset-backed securities  generally  depends on the rate of principal  payments received on the underlying assets which in turn  may be  affected  by a  variety  of  economic  and  other  factors.  As a  result,  the  yield  on any asset-backed  security is difficult to predict  with  precision  and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities which are backed by  receivables  from motor  vehicle  installment  sales  contracts  or  installment  loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable  Securities.  The Portfolio may invest in  asset-backed  securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The Sub-advisor  anticipates that asset-backed  securities backed by assets other  than  those  described  above  will be  issued  in the  future.  The  Portfolio  may  invest  in such securities  in the future if such  investment  is otherwise  consistent  with its  investment  objective and policies.  For a  discussion  of these  securities,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Writing  Covered  Call  Options.  The  Portfolio  may  write  (sell)  American  or  European  style
"covered"  call  options and purchase  options to close out options  previously  written by a Portfolio.  In writing  covered call options,  the Portfolio  expects to generate  additional  premium  income which should serve to enhance the  Portfolio's  total  return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered  call  options  will  generally  be written on  securities  or currencies  which,  in the  Sub-advisor's  opinion,  are not  expected to have any major price  increases or moves in the near future but which,  over the long term,  are deemed to be  attractive  investments  for the
Portfolio.

         The  Portfolio  will write only covered call options.  This means that the  Portfolio  will own the security  or  currency  subject to the  option or an option to  purchase  the same  underlying  security  or currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option,  or will  establish and maintain with its  custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating  market value of the optioned  securities or currencies.

         Portfolio  securities or  currencies on which call options may be written will be purchased  solely on the  basis of  investment  considerations  consistent  with the  Portfolio's  investment  objective.  The writing of covered  call  options is a  conservative  investment  technique  believed to involve  relatively little risk (in contrast to the writing of naked or uncovered  options,  which the  Portfolio  will not do), but capable of enhancing the Portfolio's  total return.  When writing a covered call option,  the Portfolio, in return for the  premium,  gives up the  opportunity  for profit from a price  increase in the  underlying security or currency above the exercise price,  but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option, the Portfolio has no control over when it may be required to sell the  underlying  securities or currencies, since it may be assigned an  exercise  notice at any time prior to the  expiration  of its  obligation  as a writer.  If a call option which the Portfolio  has written  expires,  the  Portfolio  will realize a gain in the  amount of the  premium;  however,  such gain may be offset  by a  decline  in the  market  value of the underlying  security or currency  during the option period.  If the call option is exercised,  the Portfolio will realize a gain or loss from the sale of the  underlying  security or currency.  The Portfolio  does not consider a security or currency  covered by a call to be "pledged"  as that term is used in the  Portfolio's policy which limits the pledging or mortgaging of its assets.

         Call  options  written by the  Portfolio  will  normally  have  expiration  dates of less than nine months  from the date  written.  The  exercise  price of the  options  may be below,  equal to, or above the current  market  values of the  underlying  securities  or  currencies  at the time the options are written.
From time to time,  the  Portfolio  may  purchase  an  underlying  security  or  currency  for  delivery  in accordance  with an exercise  notice of a call option  assigned to it, rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market  value of an option.  The premium the  Portfolio  will  receive from writing a call option will reflect,  among other  things,  the current  market price of the  underlying security or currency,  the  relationship  of the exercise price to such market price,  the historical  price volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made,  the  Sub-advisor,  in  determining  whether a particular  call option should  be  written  on a  particular  security  or  currency,  will  consider  the  reasonableness  of  the anticipated  premium and the likelihood  that a liquid  secondary  market will exist for those options.  The premium  received by the Portfolio  for writing  covered call options will be recorded as a liability of the
Portfolio.  This liability will be adjusted  daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is computed  (close of the New York Stock  Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated upon expiration of the option,  the purchase of an identical option in a closing  transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The  Portfolio  will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more  than  the  premium  received  from the  writing  of the  option.  Because increases in the market price of a call option will generally  reflect  increases in the market price of the underlying  security or currency,  any loss  resulting  from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result,  the aggregate  market value of all portfolio  securities or currencies  covering call or put options exceeds 25% of the market value of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets  covering  written calls and puts, the value of purchased  calls and puts on identical  securities or currencies with identical maturity dates.

         Writing  Covered Put  Options.  The  Portfolio  may write  American or European  style  covered put options and purchase options to close out options previously written by the Portfolio.

         The  Portfolio  would write put options  only on a covered  basis,  which means that the  Portfolio would maintain in a segregated  account cash,  U.S.  government  securities or other liquid  high-grade debt obligations  in an amount not less than the exercise  price or the Portfolio  will own an option to sell the underlying  security or currency  subject to the option  having an exercise  price equal to or greater  than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure  payment of the exercise  price.) The Portfolio  would generally  write covered put options in  circumstances  where the
Sub-advisor  wishes to purchase the underlying  security or currency for the Portfolio at a price lower than the  current  market  price of the  security  or  currency.  In such event the  Portfolio  would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also receive  interest on debt  securities  or currencies maintained  to cover the  exercise  price of the option,  this  technique  could be used to enhance  current return  during  periods  of market  uncertainty.  The risk in such a  transaction  would be that the  market price of the  underlying  security or currency  would  decline  below the  exercise  price less the premiums received.  Such a decline  could be  substantial  and  result in a  significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or  currencies  which it may be required to purchase in exercise of the put,  cannot  benefit  from  appreciation,  if any,  with respect to such specific securities or currencies.

         The Portfolio  will not write a covered put option if, as a result,  the aggregate  market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The Portfolio  may purchase  American or European  style put options.  As the holder of a put option,  the Portfolio has the right to sell the underlying  security or currency at the exercise  price at any time during the option  period  (American  style) or at the  expiration of the option
(European  style).  The  Portfolio  may enter into closing sale  transactions  with respect to such options, exercise them or permit them to expire.  The  Portfolio  may purchase put options for defensive  purposes in order to protect  against an anticipated  decline in the value of its  securities or currencies.  An example of such use of put  options is  provided in this  Statement  under  "Certain  Risk  Factors  and  Investment
Methods."

         The premium  paid by the  Portfolio  when  purchasing  a put option will be recorded as an asset of the  Portfolio.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is computed  (close of New York Stock  Exchange),  or, in the  absence of such  sale,  the latest bid price.  This asset will be terminated  upon  expiration  of the  option,  the selling  (writing)  of an  identical  option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call Options.  The Portfolio may purchase  American or European style call options.  As the holder of a call option,  the  Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option  period  (American  style) or at the  expiration of the option  (European  style).  The  Portfolio  may enter into  closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The  Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax  consequences  which could reduce its current  return.  The
Portfolio  may also  purchase  call options in order to acquire the  underlying  securities  or  currencies.
Examples of such uses of call  options are  provided  in this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         The Portfolio  may also  purchase  call options on  underlying  securities or currencies it owns in order to  protect  unrealized  gains on call  options  previously  written  by it.  A call  option  would be purchased  for this purpose where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

         Dealer  (Over-the-Counter)  Options.  The Portfolio  may engage in  transactions  involving  dealer options.  Certain  risks are  specific  to dealer  options.  While the  Portfolio  would  look to a clearing corporation to exercise  exchange-traded  options,  if the Portfolio  were to purchase a dealer  option,  it would rely on the dealer  from whom it  purchased  the  option to  perform  if the  option  were  exercised.
Failure by the dealer to do so would  result in the loss of the  premium  paid by the  Portfolio  as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer  options,  see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in  Futures.  The  Portfolio  may enter into  futures  contracts,  including stock index,  interest  rate and currency  futures  ("futures"  or "futures  contracts").  The Portfolio may also enter into futures on  commodities  related to the types of companies in which it invests,  such as oil and gold futures.  Otherwise the nature of such futures and the  regulatory  limitations  and risks to which they are subject are the same as those described below.

         Stock index  futures  contracts  may be used to attempt to hedge a portion of the  Portfolio,  as a cash  management  tool,  or as an  efficient  way for the  Sub-advisor  to  implement  either an increase or decrease  in  portfolio  market  exposure  in response to changing  market  conditions.  The  Portfolio  may purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the Portfolio successfully,  the  Portfolio  must sell  futures  contacts  with  respect to indices  or  subindices  whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency  futures  contracts  may be used to attempt to hedge  against  changes in prevailing  levels of interest rates or currency  exchange  rates in order to establish more  definitely the effective  return on  securities  or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the  Portfolio  could sell  interest  rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and  purchase  such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio  will enter into futures  contracts  which are traded on national or foreign  futures exchanges,  and  are  standardized  as  to  maturity  date  and  underlying  financial  instrument.  Futures exchanges  and trading in the United  States are  regulated  under the  Commodity  Exchange Act by the CFTC.
Although  techniques  other  than  the  sale  and  purchase  of  futures  contracts  could  be used  for the above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means  of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The  Portfolio  will  engage in futures  contracts  and  options thereon  only for bona fide  hedging,  yield  enhancement,  and risk  management  purposes,  in each case in accordance with rules and regulations of the CFTC.

         The  Portfolio  may not purchase or sell futures  contracts or related  options if, with respect to positions which do not qualify as bona fide hedging under  applicable CFTC rules,  the sum of the amounts of initial margin  deposits and premiums paid on those  positions would exceed 5% of the net asset value of the
Portfolio after taking into account  unrealized  profits and unrealized  losses on any such contracts it has entered  into;  provided,  however,  that in the  case of an  option  that is  in-the-money  at the  time of purchase,  the  in-the-money  amount may be excluded in calculating the 5% limitation.  For purposes of this policy options on futures  contracts and foreign currency  options traded on a commodities  exchange will be considered  "related  options."  This policy may be modified by the Board of Trustees of the Trust without a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In  instances  involving  the  purchase of futures  contracts or the writing of call or put options thereon  by the  Portfolio,  an amount  of cash or other  liquid  assets  equal to the  market  value of the futures  contracts  and options  thereon  (less any related  margin  deposits),  will be  identified  by the
Portfolio to cover the  position,  or  alternative  cover (such as owning an  offsetting  position)  will be employed.  Assets used as cover or held in an  identified  account  cannot be sold while the position in the corresponding  option or future is open,  unless they are replaced  with similar  assets.  As a result,  the commitment  of a large  portion of the  Portfolio's  assets to cover or  identified  accounts  could  impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Options on Futures  Contracts.  The  Portfolio  may  purchase and sell options on the same types of futures in which it may invest.  As an  alternative  to writing or purchasing  call and put options on stock index  futures,  the  Portfolio  may write or  purchase  call and put  options on  financial  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single  order to purchase or sell  futures  contracts  (or options  thereon)  may be made on behalf of the
Portfolio  and  other  mutual  funds or  portfolios  of  mutual  funds  managed  by the  Sub-advisor  or its affiliates.  Such aggregated  orders would be allocated  among the Portfolio and such other  portfolios in a fair and  non-discriminatory  manner.  See this Statement and Trust's Prospectus under "Certain Risk Factors and Investment Methods" for a description of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention of engaging in futures or options  transactions  other than those described  above, it reserves the right to do
so. Such futures and options  trading might  involve  risks which differ from those  involved in the futures and options described above.

         Foreign  Futures  and  Options.  The  Portfolio  is  permitted  to invest in  foreign  futures  and options.  For a description  of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Foreign   Securities.   The   Portfolio  may  invest  in  U.S.   dollar-denominated   and  non-U.S.
dollar-denominated  securities of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund while others  relate more to the countries in which the Portfolio  will invest.  Many of the risks are more  pronounced  for  investments in developing or emerging countries,  such as many of the countries of Southeast Asia, Latin America,  Eastern Europe and the
Middle East.  For an additional  discussion of certain  risks  involved in investing in foreign  securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency   Transactions.   A  forward  foreign  currency  exchange  contract  involves  an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the  contract  agreed  upon by the  parties,  at a price  set at the time of the  contract.
These contracts are principally  traded in the interbank market conducted  directly between currency traders
(usually  large,  commercial  banks)  and their  customers.  A forward  contract  generally  has no  deposit requirement, and no commissions are charged at any stage for trades.

         The  Portfolio may enter into forward  contracts  for a variety of purposes in connection  with the management  of the foreign  securities  portion of its  portfolio.  The  Portfolio's  use of such  contracts would include,  but not be limited to, the following.  First,  when the Portfolio enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S.
dollar price of the security.  Second,  when the  Sub-advisor  believes  that one currency may  experience a substantial  movement  against  another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the Portfolio's securities denominated in such foreign currency.  Alternatively,  where appropriate,  the
Portfolio may hedge all or part of its foreign  currency  exposure through the use of a basket of currencies or a proxy  currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case,  the Portfolio may enter into a forward  contract  where the amount of the foreign  currency to be sold exceeds the value of the securities  denominated  in such  currency.  The use of this basket hedging technique may be more  efficient and  economical  than  entering  into separate  forward  contracts for each currency held in the Portfolio.  The precise  matching of the forward  contract amounts and the value of the securities  involved  will not  generally be possible  since the future value of such  securities in foreign currencies  will change as a consequence of market  movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The  projection of short-term  currency market movement is extremely  difficult,  and the successful  execution of a short-term  hedging strategy is highly uncertain.  Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated  into the  longer  term  investment  decisions  made  with  regard to  overall  diversification strategies.  However,  Sub-advisor  believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The  Portfolio  may  enter  into  forward  contracts  for any  other  purpose  consistent  with the
Portfolio's  investment  objective  and  policies.  However,  the  Portfolio  will not enter  into a forward contract,  or maintain  exposure to any such  contract(s),  if the amount of foreign currency required to be delivered  thereunder  would exceed the  Portfolio's  holdings of liquid  assets and currency  available for cover of the  forward  contract(s).  In  determining  the  amount  to be  delivered  under a  contract,  the
Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the  Portfolio  may sell the  portfolio  security and make delivery  of the foreign  currency,  or it may retain the  security  and either  extend the  maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio  retains the  portfolio  security and engages in an  offsetting  transaction,  the
Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward contract prices. If the Portfolio engages in an offsetting  transaction,  it may subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign currency,  the Portfolio will realize a gain to the extent the price of the  currency it has agreed to sell  exceeds the price of the  currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the  currency  it has agreed to  purchase  exceeds  the price of the  currency it has agreed to sell.

         The Portfolio's  dealing in forward foreign currency  exchange  contracts will generally be limited to the  transactions  described  above.  However,  the  Portfolio  reserves  the right to enter into forward foreign  currency  contracts  for  different  purposes and under  different  circumstances.  Of course,  the
Portfolio is not required to enter into forward  contracts  with regard to its foreign  currency-denominated securities  and will not do so unless  deemed  appropriate  by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency  does not  eliminate  fluctuations in the  underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future date.
Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any  potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis. It will do so from time to time,  and  investors  should  be aware of the  costs of  currency  conversion.  Although  foreign  exchange dealers  do not  charge a fee for  conversion,  they do  realize  a  profit  based  on the  difference  (the
"spread")  between the prices at which they are buying and selling  various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the  Portfolio  at one rate,  while  offering a lesser rate of exchange should the  Portfolio  desire to resell that  currency  to the  dealer.  For a  discussion  of certain  risk factors  involved in foreign  currency  transactions,  see this Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures  Contracts and Forward Foreign Exchange  Contracts.  The
Portfolio  may enter into  certain  option,  futures,  and forward  foreign  exchange  contracts,  including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section 1256  contracts will be considered to have been closed at the end of the  Portfolio's  fiscal year and any gains or losses will be  recognized  for tax purposes at that  time.  Such  gains or losses  from the  normal  closing or  settlement  of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a maximum rate of 20%) or loss and 40%  short-term capital  gain or loss  regardless  of the  holding  period of the  instrument  (or,  in the case of  foreign exchange  contracts,  entirely as ordinary  income or loss).  The  Portfolio  will be required to distribute net gains on such  transactions  to  shareholders  even  though it may not have closed the  transaction  and received cash to pay such distributions.

         Options,  futures  and  forward  foreign  exchange  contracts,  including  options  and  futures on currencies,  which  offset  a  foreign  dollar  denominated  bond or  currency  position  may be  considered straddles  for tax purposes in which case a loss on any  position in a straddle  will be subject to deferral to the extent of  unrealized  gain in an  offsetting  position.  The  holding  period of the  securities  or currencies  comprising  the  straddle  will be deemed not to begin  until the  straddle is  terminated.  The holding  period of the security  offsetting  an  "in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased puts on  securities,  excluding  certain  "qualified covered  call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio to continue to qualify for federal  income tax treatment as a regulated investment  company,  at least 90% of its gross income for a taxable  year must be derived  from  qualifying income,  i.e.,  dividends,  interest,  income derived from loans of  securities,  and gains from the sale of securities or currencies.  Tax  regulations  could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a  result  of  the  "Taxpayer  Relief  Act of  1997,"  entering  into  certain  option,  futures contracts,  or forward contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain from the sale being  distributed to  shareholders.  The Portfolio would be required to  distribute  any such  gain  even  though it would  not  receive  proceeds  from the sale at the time the option, futures or forward position is entered into.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed and combine the elements of futures contracts,  options or other  financial  instruments  with those of debt,  preferred  equity or a depositary instrument  (hereinafter "Hybrid  Instruments).  Hybrid Instruments may take a variety of forms,  including, but not limited to, debt instruments  with interest or principal  payments or redemption terms determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred stock with dividend  rates  determined by reference to the value of a currency,  or  convertible  securities with the  conversion  terms related to a particular  commodity.  For a discussion of certain risks  involved in investing in hybrid instruments see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.   Although  the  Portfolio  has  no  current  intention,   in  the
foreseeable  future, of engaging in reverse  repurchase  agreements,  the Portfolio reserves the right to do
so.  Reverse  repurchase  agreements  are ordinary  repurchase  agreements in which a fund is the seller of, rather than the investor in,  securities,  and agrees to  repurchase  them at an agreed upon time and price.
Use of a reverse  repurchase  agreement  may be  preferable  to a regular sale and later  repurchase  of the securities  because it avoids certain market risks and  transaction  costs. A reverse  repurchase  agreement may be viewed as a type of borrowing by the Portfolio.

         Short Sales.  The Portfolio may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns (short sales "against the box").  In a short sale, the Portfolio does not immediately deliver the securities sold or receive the proceeds from the sale.  The Portfolio may make a short sale against the box in order to hedge against market risks when it believes that the price of a security may decline, affecting the Portfolio directly if it owns that security or causing a decline in the value of a security owned by the Portfolio that is convertible into the security sold short.

         To secure its obligations to deliver the securities sold short, the Portfolio will segregate assets with its custodian in an amount at least equal to the value of the securities sold short or the securities convertible into, or exchangeable for, the securities.  The Portfolio may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Warrants.  The  Portfolio  may  acquire  warrants.  For a  discussion  of  certain  risks  involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Portfolio  may invest in small,  less  well-known companies  that have operated for less than three years  (including  predecessors).  The  securities of such companies may have a limited trading  market,  which may adversely  affect their  disposition and can result in their being priced lower than might  otherwise be the case. If other  investment  companies and investors who  invest in such  issuers  trade the same  securities  when the  Portfolio  attempts  to  dispose  of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.   In  general,   securities  of  companies  engaged  in  reorganization
transactions  sell at a premium to their historic market price  immediately prior to the announcement of the tender offer or  reorganization  proposal.  However,  the increased market price of such securities may also discount what the stated or appraised value of the security would be if the  contemplated  transaction  were approved or consummated.  Such investments may be advantageous  when the discount  significantly  overstates the risk of the  contingencies  involved,  significantly  undervalues the  securities,  assets or cash to be received by shareholders of the issuer as a result of the contemplated  transaction,  or fails adequately to recognize the  possibility  that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such  contingencies  requires  unusually broad knowledge and experience on the part of the  Sub-advisor,  which must  appraise  not only the value of the  issuer and its  component businesses  and the assets or securities  to be received as a result of the  contemplated  transaction,  but also the financial  resources and business  motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In making  such  investments,  the  Portfolio  will be  subject  to its  diversification  and other investment  restrictions,  including the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its  assets may be  invested  in the  securities  of any issuer  (see this  Statement  under
"Fundamental Investment  Restrictions").  Because such investments are ordinarily short term in nature, they will tend to increase the Portfolio's  portfolio  turnover rate,  thereby increasing its brokerage and other transaction  expenses.  The  Sub-advisor  intends to select  investments of the type described  that, in its view,  have a  reasonable  prospect  of capital  growth  that is  significant  in  relation to both the risk involved and the potential of available alternate investments.

         Lending of Portfolio  Securities.  Securities  loans are made to  broker-dealers  or  institutional investors or other  persons,  pursuant to agreements  requiring  that the loans be  continuously  secured by collateral  at least  equal at all times to the  value of the  securities  lent  marked to market on a daily basis.  The collateral  received will consist of cash or U.S.  government  securities.  While the securities are being lent,  the Portfolio  will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the  investment  of the  collateral or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the  securities  on three  business  days'
notice or, in  connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for  purchases  and sales of such  securities  in such foreign  markets.  The Portfolio will not have the right to vote  securities  while they are being lent, but it will call a loan in  anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving  additional  collateral or in the recovery of the  securities  or possible  loss of rights in the  collateral  should the borrower fail financially.

         When-Issued  Securities and Forward  Commitment  Contracts.  The Portfolio may purchase  securities on a "when-issued"  or delayed  delivery basis and may purchase  securities on a forward  commitment  basis.
Any or all of the  Portfolio's  investments  in  debt  securities  may be in the  form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed  in yield terms,  is fixed at the time the commitment  to  purchase  is made,  but  delivery  and payment  take place at a later  date.  Normally,  the settlement  date occurs within 90 days of the purchase for  when-issueds,  but may be  substantially  longer for forwards.  The Portfolio  will cover its  commitments  with respect to these  securities by  maintaining cash and/or other  liquid  assets with its  custodian  bank equal in value to these  commitments  during the time  between  the  purchase  and the  settlement.  Such  segregated  securities  either  will mature or, if necessary,  be sold on or before the  settlement  date.  For a discussion of these  securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Money  Market  Securities.  The  Portfolio  will hold a certain  portion of its assets in U.S.  and foreign  dollar-denominated  money market  securities,  including  repurchase  agreements,  rated in the two highest rating categories, maturing in one year or less.

         Investment  Opportunities  and  Related  Limitations.  Affiliates  of the  Sub-advisor  may, in the ordinary  course of their  business,  acquire  for their own account or for the  accounts of their  advisory clients,  significant (and possibly  controlling)  positions in the securities of companies that may also be suitable for  investment by the Portfolio.  The  securities in which the Portfolio  might invest may thereby be limited to some extent.  For instance,  many  companies in the past several years have adopted  so-called
"poison  pill"  or  other  defensive   measures   designed  to  discourage  or  prevent  the  completion  of non-negotiated  offers for control of the company.  Such defensive  measures may have the effect of limiting the shares of the company  that might  otherwise  be  acquired by the  Portfolio  if the  affiliates  of the
Sub-advisor  or their  advisory  accounts  have or acquire a  significant  position in the same  securities.
However,  the  Sub-advisor  does not believe that the investment  activities of its  affiliates  will have a material  adverse  effect upon the Portfolio in seeking to achieve its investment  objectives.  In addition, orders for the  Portfolio  generally  are accorded  priority of execution  over orders  entered on behalf of accounts in which the Sub-advisor or its affiliates  have a substantial  pecuniary  interest.  The Portfolio may invest in the  securities  of companies  that are  investment  management  clients of the  Sub-advisor's affiliates.  In addition,  portfolio  companies or their officers or directors may be minority  shareholders of the Sub-advisor or its affiliates.

         Investment   Policies  Which  May  Be  Changed   Without   Shareholder   Approval.   The  following
limitations  are  applicable  to the AST  Gabelli  Small-Cap  Value  Portfolio.  These  limitations  are not
"fundamental"  restrictions,  and can be changed by the Trustees without shareholder approval. The Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase  a futures  contract  or an option  thereon  if,  with  respect to  positions  in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial  margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

         4.       Purchase  illiquid  securities  if, as a result,  more than 15% of its net assets would be invested in such  securities.  Securities  eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

         5.       Purchase  securities of open-end or closed-end  investment  companies except in compliance with the 1940 Act or the  conditions  of any order of  exemption  from the SEC  regarding  the  purchase  of securities of money market funds managed by the Sub-advisor or its affiliates;

         6.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary for clearance  of  purchases  of  portfolio  securities  and (ii) the  Portfolio  may make  margin  deposits  in connection with futures contracts or other permissible investments;

         7.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any  security  owned by the
Portfolio  as  security  for  indebtedness  except  as may  be  necessary  in  connection  with  permissible borrowings or investments  and then such  mortgaging,  pledging or  hypothecating  may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except to the extent permitted by the Trust's Prospectus and this Statement;

         9.       Sell securities short, except that the Portfolio may make short sales if it owns the securities sold short or has the right to acquire such securities through conversion or exchange of other securities it owns; or

         10.      Invest in warrants if, as a result  thereof,  more than 10% of the value of the net assets of the  Portfolio  would be invested in warrants,  except that this  restriction  does not apply to warrants acquired as a result of the  purchase of another  security.  For purposes of these  percentage  limitations, the warrants will be valued at the lower of cost or market.

AST DeAM Small-Cap Value Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  appreciation  of investors' capital from a portfolio primarily of value stocks of smaller companies.

Investment Policies:

         Options.  The  Portfolio  may  write  (sell)  call  options  on  securities  as long as it owns the underlying  securities  subject to the  option,  or an option to  purchase  the same  underlying  securities having an exercise  price equal to or less than the  exercise  price of the option,  or will  establish  and maintain with the Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid  securities  ("eligible  securities")  to the extent  required by  applicable  regulation in connection  with the optioned  securities.  The  Portfolio may write put options  provided  that, so long as the  Portfolio  is  obligated  as the  writer  of the  option,  the  Portfolio  owns an  option  to sell the underlying  securities  subject to the option having an exercise price equal to or greater than the exercise price of the option,  or it deposits and  maintains  with the  custodian in a  segregated  account  eligible securities  having a value equal to or greater than the exercise price of the option.  The premium  received for  writing an option will  reflect,  among  other  things,  the  current  market  price of the  underlying security,  the  relationship  of the  exercise  price to such  market  price,  the price  volatility  of the underlying  security,  the option period,  supply and demand and interest rates.  The Portfolio may write or purchase  spread  options,  which are options for which the exercise  price may be a fixed dollar  spread or yield spread between the security  underlying  the option and another  security that is used as a benchmark.
The exercise  price of an option may be below,  equal to or above the current market value of the underlying security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to
25% of net assets and may  purchase  put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured  put option  expires  unexercised,  the writer  realizes a gain from the amount of the premium,  plus the interest  income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the  exercise  of the put  option,  the  secured put writer incurs an unrealized  loss to the extent that the current  market value of the  underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an  additional  discussion  of investing in options and the risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The  Portfolio  may deal in  over-the-counter  traded  options
("OTC options").  Unlike  exchange-traded  options, OTC options are transacted directly with dealers and not with a  clearing  corporation.  Since  there is no  exchange,  pricing  is  normally  done by  reference  to information  from market makers,  which  information is carefully  monitored by the Sub-advisor and verified in  appropriate  cases.  In writing OTC  options,  the  Portfolio  receives  the premium in advance from the dealer.  OTC options are  available for a greater  variety of  securities  or other assets,  and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover"
for  written OTC  options  are  illiquid  securities.  Accordingly,  the  Portfolio  will only engage in OTC
options  transactions  with  dealers  that  have  been  specifically   approved  by  the  Sub-advisor.   The
Sub-advisor  believes  that the  approved  dealers  should be able to enter  into  closing  transactions  if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The Sub-advisor will monitor the creditworthiness  of the approved dealers on an on-going basis.  The Portfolio  currently will not engage in
OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity charge"
related to OTC  options  written  by the  Portfolio,  plus the amount  invested  by the  Portfolio  in other illiquid  securities,  would exceed 15% of the Portfolio's net assets.  The "liquidity  charge"  referred to above is computed as described below.

         The Portfolio  anticipates  entering into  agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the  dealer  at any time at a price no  greater  than a price  established  under the  agreements  (the
"Repurchase  Price").  The "liquidity  charge" referred to above for a specific OTC option  transaction will be the  Repurchase  Price  related  to the OTC  option  less  the  intrinsic  value of the OTC  option.  The intrinsic  value of an OTC call  option for such  purposes  will be the amount by which the  current  market value of the underlying  security  exceeds the exercise price.  In the case of an OTC put option,  intrinsic value will be the amount by which the exercise  price  exceeds the current  market  value of the  underlying security.  If there is no such  agreement  requiring  a  dealer  to allow  the  Portfolio  to  repurchase  a specific OTC option  written by the Portfolio,  the  "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

         Options on Securities Indices.  The Portfolio,  as part of its options  transactions,  may also use options on  securities  indices in an attempt to hedge  against  market  conditions  affecting  the value of securities  that the  Portfolio  owns or intends to purchase,  and not for  speculation.  When the Portfolio writes  an  option  on a  securities  index,  it  will  be  required  to  deposit  with  its  custodian  and mark-to-market  eligible  securities to the extent  required by applicable  regulation.  Where the Portfolio writes a call option on a securities  index at a time when the contract  value  exceeds the exercise  price, the Portfolio  will also  segregate and  mark-to-market,  until the option expires or is closed out, cash or cash  equivalents  equal in value to such  excess.  The  Portfolio  may also  purchase  and sell  options on indices  other than  securities  indices,  as available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer cannot  determine  the amount of its  settlement  obligations  in advance and, unlike call writing on specific securities,  cannot cover its potential settlement  obligations by acquiring  and holding the  underlying  securities.  Index  options  involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional  discussion of investing in OTC options and options on  securities  indices,  and the risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Financial  Futures  Contracts and Related Options.  The Portfolio may enter into financial  futures contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect)  against  anticipated future changes in market  conditions or foreign  exchange rates which otherwise  might affect  adversely the value of  securities  or other assets which the Portfolio  holds or intends to purchase.  For example,  when the near-term  market view is bearish but the portfolio  composition is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering  into  futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the
Portfolio is believed to be well  positioned  for the longer term with a high cash  position,  the Portfolio can hedge against  market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either case, the use of futures  contracts  would tend to minimize  portfolio  turnover and facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term bonds and interest  rates were  expected to rise, it could sell  financial  futures  contracts.  If interest rates did increase,  the value of the bonds held by the Portfolio  would decline,  but this decline would be offset in whole or in part by an  increase in the value of the  Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio  could hold  short-term debt securities  and  benefit  from the income  earned by  holding  such  securities,  while at the same time the
Portfolio  could  purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.
Thus, the Portfolio  could take advantage of the  anticipated  rise in the value of long-term  bonds without actually  buying them. The futures  contracts and short-term  debt  securities  could then be liquidated and the  cash  proceeds  used to buy  long-term  bonds.  At the  time of  delivery,  in the  case of a  contract relating to fixed income  securities,  adjustments  are made to recognize  differences in value arising from the delivery of  securities  with a different  interest rate than that  specified in the  contract.  In some cases,  securities  to be  delivered  under a  futures  contract  may not have  been  issued at the time the contract was written.

         The market  prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures  market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal  relationship  between the assets and futures market could result.  Price  distortions  also could  result if  investors  in futures  contracts  decide to make or take delivery of  underlying  securities or other assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures market.  In addition,  because margin  requirements
in  the  futures  market  are  less  onerous  than  margin  requirements  in  the  cash  market,   increased
participation  by speculators  in the futures market could cause  temporary  price  distortions.  Due to the possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct  forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase  and write  call and put  options  on  financial  futures  contracts.
Options on futures  contracts  involve risks similar to those risks  relating to  transactions  in financial futures  contracts.  The  Portfolio  will not  enter  into any  futures  contracts  or  options  on  futures contracts if the aggregate of the contract value of the outstanding  futures  contracts of the Portfolio and futures  contracts  subject to outstanding  options  written by the Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an  additional  discussion  of investing in financial  futures  contracts and options on financial futures  contracts and the risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper.  The  Portfolio  may invest in  commercial  paper issued by major  corporations under the  Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by Section
3(a)(3) thereof.  Such commercial  paper may be issued only to finance current  transactions and must mature in nine months or less.  Such  commercial  paper is traded  primarily  by  institutional  investors  through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.
The Portfolio also may invest in commercial  paper issued in reliance on the so-called  "private  placement"
exemption  from  registration  afforded  by  Section  4(2)  of the  Securities  Act of 1933  ("Section  4(2)
paper").  Section  4(2) paper is  restricted  as to  disposition  under the  federal  securities  laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper for  investment  and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section 4(2) paper normally is resold to other  institutional  investors through or with the  assistance  of the issuer or  investment  dealers who make a market in the Section  4(2) paper, thus providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Portfolio's limitation on investing in illiquid  securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustee of the Trust.

         Collateralized   Obligations.   The  Portfolio  may  invest  in  asset-backed  and  mortgage-backed
securities,   including   interest  only  ("IO")  and  principal  only  ("PO")   securities   (collectively,
"collateralized  obligations").  A  collateralized  obligation is a debt security  issued by a  corporation, trust  or  custodian,  or by a U.S.  Government  agency  or  instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.  Government  securities or other assets.  Collateralized  obligations,  depending  on their  structure  and the rate of  prepayments,  can be volatile.

         The  Portfolio  will  currently  invest in only  those  collateralized  obligations  that are fully collateralized  and would not  materially  alter the risk  profile of the  Portfolio.  Fully  collateralized means  that the  collateral  will  generate  cash flows  sufficient  to meet  obligations  to holders of the collateralized  obligations  under even the most  conservative  prepayment  and interest  rate  projections.
Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to
minimize  the  reinvestment  rate  risk  for  cash  flows  between  coupon  dates  for  the   collateralized
obligations.  A worst case prepayment  condition  generally assumes  immediate  prepayment of all securities purchased at a premium and zero  prepayment of all  securities  purchased at a discount.  Reinvestment  rate risk may be  minimized  by  assuming  very  conservative  reinvestment  rates and by other  means such as by maintaining the flexibility to increase  principal  distributions  in a low interest rate  environment.  The effective  credit quality of the  collateralized  obligations in such instances is the credit quality of the issuer  of the  collateral.  The  requirements  as to  collateralization  are  determined  by the  issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating  agencies,  if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because  some  collateralized  obligations  are  issued in  classes  with  varying  maturities  and interest rates,  the investor may obtain greater  predictability  of maturity  through these  collateralized obligations  than through  direct  investments  in mortgage  pass-through  securities.  Classes with shorter maturities  may have lower  volatility  and lower yield while those with longer  maturities  may have higher volatility  and higher yield.  Payments of principal and interest on the  underlying  collateral  securities are not passed through directly to the holders of these  collateralized  obligations.  Rather,  the payments on the  underlying  portfolio  or pool of  obligations  are used to pay interest on each class and to retire successive  maturities in sequence.  These  relationships  may in effect "strip" the interest  payments from principal  payments  of the  underlying  obligations  and  allow for the  separate  purchase  of either  the interest  or the  principal  payments,  sometimes  called  interest  only ("IO") and  principal  only ("PO")
securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral  the  portion of the cash flows that most  closely  corresponds  to the  investor's  forecast  of interest rate movements.

         Collateralized  obligations  are designed to be retired as the underlying  obligations  are repaid.
In the event of prepayment on or call of such securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of  collateralized  obligations will not supply  additional  collateral in the event of such prepayment,  there generally will be sufficient
collateral  to  secure  collateralized  obligations  that  remain  outstanding.   Governmentally-issued  and
privately-issued  IO's and PO's will be considered  illiquid for purposes of the  Portfolio's  limitation on illiquid  securities  unless they are determined to be liquid under  guidelines  established by the Board of
Trustee.

         In reliance on an  interpretation  by the SEC, the  Portfolio's  investments in certain  qualifying collateralized  obligations  are not subject to the  limitations in the 1940 Act regarding  investments by a registered investment company, such as the Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio  may also invest in "inverse  floaters."  These inverse  floaters are more volatile than conventional fixed or floating rate collateralized  obligations,  and their yield and value will fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.
As a result,  the yield on an inverse  floater will  generally  increase when market yields (as reflected by the index)  decrease and decrease  when market  yields  increase.  The extent of the  volatility  of inverse floaters  depends on the extent of  anticipated  changes in market  rates of  interest.  Generally,  inverse floaters  provide for interest  rate  adjustments  based upon a multiple of the  specified  interest  index,
which  further  increases  their  volatility.   The  degree  of  additional   volatility  will  be  directly
proportional  to the size of the multiple used in  determining  interest rate  adjustments.  Currently,  the
Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in  collateralized  obligations  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies  Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are
applicable  to  the  AST  DeAM  Small-Cap  Value  Portfolio.   These   limitations  are  not   "fundamental"
restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management of another issuer.

         2.       Purchase  securities of other  investment  companies,  except in compliance  with the 1940
                  Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

AST Janus Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         Foreign Securities.  The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States.  Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers.  For a discussion of the risks involved in foreign securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in sponsored and  unsponsored  American  Depositary
Receipts  ("ADRs"),  which  are  described  in the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment  Methods."  Holders  of  unsponsored  ADRs  generally  bear all the  costs  of the ADR  facility, whereas  foreign  issuers  typically  bear  certain  costs in a  sponsored  ADR.  The bank or trust  company depositary  of an  unsponsored  ADR may be under no  obligation  to  distribute  shareholder  communications received  from the  foreign  issuer or to pass  through  voting  rights.  The  Portfolio  may also invest in
European  Depositary   Receipts  ("EDRs"),   Global  Depositary  Receipts  ("GDRs")  and  in  other  similar instruments representing securities of foreign companies.

         Investment  Company  Securities.  From time to time,  the  Portfolio  may invest in  securities  of other  investment  companies,  subject to the provisions of Section  12(d)(1) of the 1940 Act. The Portfolio
may invest in securities of money market funds managed by the  Sub-advisor  in excess of the  limitations of
Section  12(d)(1) under the terms of an SEC exemptive  order obtained by the  Sub-advisor and the funds that are advised or sub-advised by the Sub-advisor.

         Municipal  Obligations.  The  Portfolio  may  invest in  municipal  obligations  issued by  states, territories  and  possessions  of the United  States and the  District of  Columbia.  The value of municipal obligations can be affected by changes in their actual or perceived  credit  quality.  The credit quality of municipal  obligations  can be affected  by among  other  things the  financial  condition  of the issuer or guarantor,  the issuer's  future  borrowing  plans and sources of revenue,  the economic  feasibility of the revenue bond project or general borrowing  purpose,  political or economic  developments in the region where the security is issued,  and the  liquidity of the  security.  Because  municipal  securities  are generally traded  over-the-counter,  the liquidity of a particular  issue often depends on the  willingness of dealers to make a market in the security.  The  liquidity of some  municipal  obligations  may be enhanced by demand features,  which  would  enable  the  Portfolio  to demand  payment  on short  notice  from the  issuer or a financial intermediary.

         Income-Producing   Securities.  Types  of  income  producing  securities  that  the  Portfolio  may purchase include,  but are not limited to, (i) variable and floating rate obligations,  which are securities having  interest  rates that are  adjusted  periodically  according  to a specified  formula,  usually  with reference  to some  interest  rate  index or market  interest  rate,  (ii)  standby  commitments,  which are instruments  similar  to puts that  give the  holder  the  option to  obligate  a broker,  dealer or bank to repurchase a security at a specified  price, and (iii) tender option bonds,  which are relatively  long-term bonds that are coupled with the  agreement of a third party (such as a broker,  dealer or bank) to grant the holders of such  securities  the option to tender the securities to the  institution at periodic  intervals.
The Portfolio will purchase  standby  commitments,  tender option bonds and instruments with demand features primarily for the purpose of increasing  the  liquidity of its  portfolio.  The Portfolio may also invest in inverse  floaters,  which are debt  instruments  the interest on which varies in an inverse  relationship to the interest rate on another  security.  If movements in interest  rates are  incorrectly  anticipated,  the
Portfolio  could lose  money or its net asset  value  could  decline  by the use of  inverse  floaters.  The
Portfolio  will not invest more than 5% of its assets in inverse  floaters.  The  Portfolio  may also invest in strip  bonds,  which are debt  securities  that are  stripped of their  interest  (usually by a financial intermediary)  after the securities are issued.  The market value of these securities  generally  fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

         Zero Coupon, Step Coupon and Pay-In-Kind Securities.  The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities.  Zero coupon bonds are described in this
Statement  under "Certain Risk Factors and Investment Methods."  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.  For the purposes of the
Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

         Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

         High-Yield/High-Risk  Securities.  The  Portfolio  may  invest up to 35% of its net assets in bonds that are rated  below  investment  grade.  The  Portfolio  may also  invest in unrated  debt  securities  of foreign and domestic  issuers.  Unrated debt, while not necessarily of lower quality than rated  securities, may not have as broad a  market.  Because  of the  size and  perceived  demand  of the  issue,  among  other factors,  certain  municipalities  may not incur the costs of  obtaining  a  rating.  The  Sub-advisor  will analyze  the  creditworthiness  of the  issuer,  as  well  as  any  financial  institution  or  other  party responsible  for payments on the security,  in  determining  whether to purchase  unrated  municipal  bonds.
Unrated  bonds will be included in the 35% limit  unless the  Sub-advisor  deems such  securities  to be the equivalent of investment  grade  securities.  For a description of these  securities and a discussion of the risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and
Investment Methods."

         The  Portfolio may purchase  defaulted  securities  subject to the above limits,  but only when the
Sub-advisor  believes,  based upon its  analysis  of the  financial  condition,  results of  operations  and economic  outlook of an issuer,  that there is  potential  for  resumption  of income  payments and that the securities  offer an  unusual  opportunity  for  capital  appreciation.  Notwithstanding  the  Sub-advisor's belief as to the  resumption of income,  however,  the purchase of any security on which payment of interest or  dividends is suspended  involves a high degree of risk.  Such risk  includes,  among other  things,  the following:

                  Financial  and Market  Risks.  Investments  in  securities  that are in default  involve a high degree of financial and market risks that can result in  substantial  or, at times,  even total losses.
Issuers of defaulted  securities may have  substantial  capital needs and may become  involved in bankruptcy or  reorganization  proceedings.  Among the  problems  involved in  investments  in such issuers is the fact that it may be difficult to obtain  information  about their  condition.  The market prices of securities of such issuers also are subject to abrupt and erratic  movements and above average price  volatility,  and the spread between the bid and asked prices of such securities may be greater than normally expected.

                  Disposition  of Portfolio  Securities.  Although the  Portfolio  generally  will  purchase securities for which the  Sub-advisor  expects an active market to be maintained,  defaulted  securities may be less actively  traded than other  securities and it may be difficult to dispose of  substantial  holdings of such  securities at prevailing  market prices.  The Portfolio will limit holdings of any such  securities to amounts that the Sub-advisor  believes could be readily sold, and holdings of such  securities  would, in any event,  be limited so as not to limit the  Portfolio's  ability to readily dispose of securities to meet redemptions.

                  Other.  Defaulted  securities  require  active  monitoring  and  may,  at  times,  require participation in bankruptcy or receivership proceedings on behalf of the Portfolio.

         Reverse  Repurchase  Agreements.  The  Portfolio may use reverse  repurchase  agreements to provide cash to satisfy  unusually heavy  redemption  requests or for other temporary or emergency  purposes without the necessity of selling portfolio securities,  or to earn additional income on portfolio  securities,  such as Treasury bills or notes.  The Portfolio will enter into reverse  repurchase  agreements only with parties that the Sub-advisor  deems  creditworthy.  Using reverse  repurchase  agreements to earn additional  income involves  the risk that the  interest  earned on the  invested  proceeds  is less  than the  expense  of the reverse  repurchase  agreement  transaction.  This  technique  may  also  have a  leveraging  effect  on the
Portfolio,  although the  requirement  for the  Portfolio  to segregate  assets in the amount of the reverse repurchase agreement minimizes this effect.

         For an additional  discussion of reverse  repurchase  agreements  and their risks,  see the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Futures,  Options  and  Forward  Contracts.  The  Portfolio  may enter into  futures  contracts  on securities,  financial  indices,  and foreign  currencies and options on such  contracts,  and may invest in options on securities,  financial indices,  and foreign  currencies,  and forward  contracts.  The Portfolio will not enter into any futures  contracts or options on futures  contracts if the  aggregate  amount of the
Portfolio's  commitments  under  outstanding  futures  contract  positions and options on futures  contracts written by the Portfolio  would exceed the market value of the Portfolio's  total assets.  The Portfolio may invest in forward currency contracts with stated values of up to the value of the Portfolio's assets.

         The  Portfolio  may buy or write  options  in  privately  negotiated  transactions  on the types of securities,  and on indices based on the types of securities,  in which the Portfolio is permitted to invest directly.  The Portfolio will effect such  transactions  only with  investment  dealers and other  financial institutions  (such as  commercial  banks or  savings  and loan  institutions)  deemed  creditworthy  by the
Sub-advisor  pursuant to procedures adopted by the Sub-advisor for monitoring the  creditworthiness of those entities.  To the extent that an option  purchased or written by the  Portfolio in a negotiated  transaction is  illiquid,  the value of the option  purchased  or the  amount of the  Portfolio's  obligations  under an option it has  written,  as the case may be,  will be  subject to the  Portfolio's  limitation  on  illiquid investments.  In the case of  illiquid  options,  it may not be  possible  for the  Portfolio  to  effect an offsetting  transaction  when the Sub-advisor  believes it would be advantageous for the Portfolio to do so.
For a description of these  strategies and  instruments  and certain of their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Eurodollar Instruments.  The Portfolio may make investments in Eurodollar  instruments.  Eurodollar instruments are U.S.  dollar-denominated  futures contracts or options thereon that are linked to the London
Interbank  Offered Rate  ("LIBOR"),  although  foreign  currency-denominated  instruments are available from time to time.  Eurodollar  futures  contracts  enable  purchasers  to obtain a fixed rate for the lending of funds and  sellers  to obtain a fixed  rate for  borrowings.  The  Portfolio  might use  Eurodollar  futures contracts  and options  thereon to hedge  against  changes in LIBOR,  to which many  interest rate swaps and fixed-income instruments are linked.

         Swaps and  Swap-Related  Products.  The  Portfolio  may enter into  interest  rate swaps,  caps and floors on either an asset-based or  liability-based  basis,  depending upon whether it is hedging its assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis (i.e.,  the two payment streams are netted out, with the Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments).  The net  amount  of the  excess,  if  any,  of the  Portfolio's  obligations  over  its entitlement  with respect to each  interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets  having an aggregate  net asset value at least equal to the accrued  excess will be  maintained  in a  segregated  account by the  Portfolio's  custodian.  If the  Portfolio  enters into an interest  rate swap on other than a net basis,  it would  maintain a  segregated  account in the full amount accrued on a daily basis of its  obligations  with respect to the swap.  The  Portfolio  will not enter into any interest  rate swap,  cap or floor  transaction  unless the unsecured  senior debt or the  claims-paying ability of the other party  thereto is rated in one of the three highest  rating  categories of at least one
NRSRO at the time of entering into such transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties  on an ongoing  basis.  If there is a default by the other party to such a  transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

         The swap  market  has  grown  substantially  in  recent  years  with a large  number  of banks  and
investment   banking  firms  acting  both  as  principals  and  as  agents   utilizing   standardized   swap
documentation.  The  Sub-advisor  has determined  that, as a result,  the swap market has become  relatively liquid.  Caps and floors are more recent innovations for which  standardized  documentation has not yet been developed and,  accordingly,  are less liquid than swaps. To the extent the Portfolio  sells (i.e.,  writes)
caps and floors,  it will  segregate  cash or other liquid  assets  having an  aggregate  net asset value at least equal to the full amount,  accrued on a daily basis,  of its  obligations  with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be entered  into by the  Portfolio.  These  transactions  may in some  instances  involve the  delivery of  securities  or other underlying  assets by the Portfolio or its counterparty to collateralize  obligations  under the swap. Under the documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is limited to the net amount of the payments  that the  Portfolio is  contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the  Portfolio  would risk the loss of the payments  that it  contractually  is entitled to receive.  The Portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the AST  Janus  Mid-Cap  Growth  Portfolio.  These  limitations  are  not  "fundamental"
restrictions, and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the payment of any  additional  consideration  therefor,  and provided that  transactions  in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Portfolio  does not  currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided  that margin  payments and other  deposits in connection  with  transactions  in futures,  options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The  Portfolio  may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed,  in the  aggregate,  15% of the  Portfolio's  net asset  value,  provided  that this limitation  does not apply to  reverse  repurchase  agreements,  deposits  of assets  to  margin,  guarantee positions in futures,  options, swaps or forward contracts,  or the segregation of assets in connection with such contracts.

         4.       The  Portfolio  does not  currently  intend  to  purchase  any  security  or enter  into a repurchase  agreement  if, as a result,  more than 15% of its net assets  would be  invested  in  repurchase agreements  not  entitling  the  holder to  payment  of  principal  and  interest  within  seven days and in securities  that are illiquid by virtue of legal or contractual  restrictions  on resale or the absence of a readily  available  market.  The  Trustees,  or the  Portfolio's  Sub-advisor  acting  pursuant to authority delegated by the Trustees,  may determine that a readily  available  market exists for  securities  eligible for  resale  pursuant  to Rule 144A  under the  Securities  Act of 1933  ("Rule  144A  Securities"),  or any
successor to such rule,  Section 4(2) commercial paper and municipal lease  obligations.  Accordingly,  such securities may not be subject to the foregoing limitation.

         5.       The  Portfolio  may not  invest in  companies  for the  purpose of  exercising  control of management.

AST Neuberger Berman Mid-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital appreciation.

Investment Policies:

         Securities  Loans. In order to realize income,  the Portfolio may lend portfolio  securities with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms,  or  institutional  investors.
Borrowers  are required  continuously  to secure their  obligations  to return  securities  on loan from the
Portfolio  by  depositing  collateral,  which will be marked to market  daily,  in a form  determined  to be satisfactory  by the  Trustees  and equal to at least  100% of the market  value of the  loaned  securities, which  will  also be  marked  to  market  daily.  The  Sub-advisor  believes  the  risk  of  loss  on  these transactions  is slight  because,  if a borrower  were to default  for any  reason,  the  collateral  should satisfy  the  obligation.  However,  as  with  other  extensions  of  secured  credit,  loans  of  portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse Repurchase  Agreements.  In a reverse repurchase  agreement,  the Portfolio sells portfolio securities  subject  to its  agreement  to  repurchase  the  securities  at a later  date for a fixed  price reflecting  a market rate of  interest;  these  agreements  are  considered  borrowings  for purposes of the
Portfolio's  investment  limitations  and  policies  concerning  borrowings.   There  is  a  risk  that  the
counterparty  to a reverse  repurchase  agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered  Call  Options.  The  Portfolio  may write  covered  call  options on  securities  it owns.
Generally,  the purpose of writing these options is to reduce the effect of price  fluctuation of securities held by the  Portfolio's  net asset value.  Securities on which call options may be written by the Portfolio are purchased solely on the basis of investment  considerations  consistent with the Portfolio's  investment objectives.

         When the  Portfolio  writes a call  option,  it is obligated to sell a security to a purchaser at a specified  price at any time until a certain  date if the  purchaser  decides to exercise  the  option.  The
Portfolio  receives a premium  for  writing the call  option.  The  Portfolio  writes  only  "covered"  call options on  securities it owns. So long as the  obligation of the writer of the call option  continues,  the writer may be assigned an exercise notice,  requiring it to deliver the underlying  security against payment of the exercise  price.  The  Portfolio may be obligated to deliver  securities  underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases  a call  option,  it pays a  premium  for the  right to  purchase  a security  from the writer at a specified  price until a specified  date. A call option would be purchased by the Portfolio to offset a previously written call option.

         The writing of covered  call options is a  conservative  investment  technique  believed to involve relatively  little  risk (in  contrast  to the  writing of  "naked" or  uncovered  call  options,  which the
Portfolio  will not do), but is capable of enhancing the  Portfolio's  total return.  When writing a covered call option,  the Portfolio,  in return for the premium,  gives up the  opportunity  for profit from a price increase in the  underlying  security  above the exercise  price,  but  conversely  retains the risk of loss should  the  price of the  security  decline.  If a call  option  that the  Portfolio  has  written  expires unexercised,  the  Portfolio  will  realize a gain in the amount of the premium;  however,  in the case of a call option,  that gain may be offset by a decline in the market  value of the  underlying  security  during the option  period.  If the call option is  exercised,  the  Portfolio  will realize a gain or loss from the sale or purchase of the underlying security.

           The  exercise  price of an option  may be below,  equal  to,  or above  the  market  value of the underlying  security at the time the option is written.  Options  normally  have  expiration  dates  between three and nine months from the date written.  The obligation  under any option  terminates  upon  expiration of the  option or, at an  earlier  time,  when the writer  offsets  the option by  entering  into a "closing purchase transaction" to purchase an option of the same series.

           Options are traded both on national  securities  exchanges  and in the  over-the-counter  ("OTC")
market.  Exchange-traded  options  are issued by a clearing  organization  affiliated  with the  exchange on which  the  option  is  listed;  the  clearing  organization  in  effect  guarantees  completion  of,  every
exchange-traded   option.   In  contrast,   OTC  options  are  contracts   between  the  Portfolio  and  its
counter-party with no clearing  organization  guarantee.  Thus, when the Portfolio sells or purchases an OTC option,  it generally will be able to "close out" the option prior to its  expiration  only by entering into a "closing  purchase  transaction"  with the dealer to whom or from whom the  Portfolio  originally  sold or purchased the option.  The  Sub-advisor  monitors the  creditworthiness  of dealers with which the Portfolio may engage in OTC options,  and will limit  counterparties  in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial  statements.  For an additional  discussion of
OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium  received (or paid) by the Portfolio  when it writes (or  purchases) an option is the amount at which the option is currently  traded on the  applicable  exchange,  less (or plus) a  commission.
The premium may reflect,  among other  things,  the current  market price of the  underlying  security,  the relationship of the exercise price to the market price,  the historical  price  volatility of the underlying security,  the length of the option  period,  the general  supply of and demand for credit,  and the general interest  rate  environment.  The premium  received by the  Portfolio for writing an option is recorded as a liability on the Portfolio's  statement of assets and  liabilities.  This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions  in connection  with  purchasing or writing  options, including  those used to close out  existing  positions.  These  brokerage  commissions  normally are higher than those applicable to purchases and sales of portfolio securities.

         For an  additional  discussion  of options  and their  risks,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest  in  U.S.   dollar-denominated  equity  and  debt
securities  issued by foreign  issuers  (including  governments,  quasi-governments  and foreign  banks) and foreign  branches of U.S.  banks,  including  negotiable CDs and commercial  paper.  These  investments  are subject to the  Portfolio's  quality  standards.  While  investments  in foreign  securities are intended to reduce risk by providing  further  diversification,  such investments  involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The  Portfolio  may  invest  in  equity,  debt,  or  other  income-producing  securities  that  are denominated  in or indexed to foreign  currencies,  including,  but not limited to (1) common and  preferred stocks, (2) convertible  securities,  (3) warrants,  (4) CDs,  commercial paper,  fixed-time  deposits,  and bankers'  acceptances  issued by foreign banks, (5) obligations of other  corporations,  and (6) obligations of foreign governments,  or their subdivisions,  agencies,  and instrumentalities,  international  agencies, and  supranational  entities.  Risks of investing in foreign  currency  denominated  securities  include (1)
nationalization,  expropriation,  or  confiscatory  taxation,  (2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and (3)  expropriation or  nationalization  of foreign  portfolio  companies.  Mail service between the U.S. and foreign  countries may be  slower or less  reliable  than  within  the  United  States,  thus  increasing  the risk of  delayed settlements of portfolio  transactions or loss of certificates for portfolio  securities.  For an additional discussion of the risks associated with foreign  securities,  whether denominated in U.S. dollars or foreign currencies,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Prices of foreign  securities  and  exchange  rates for foreign  currencies  may be affected by the interest rates  prevailing in other  countries.  The interest rates in other countries are often affected by local factors,  including the strength of the local  economy,  the demand for  borrowing,  the  government's fiscal and monetary policies,  and the international  balance of payments.  Individual foreign economies may differ favorably or unfavorably from the U.S.  economy in such respects as gross national  product,  rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and settlement  procedures,  and in certain markets there  have been  times  when  settlements  have been  unable  to keep  pace with the  volume of  securities transactions,  making it difficult to conduct such  transactions.  Such delays in settlement could result in temporary  periods  when a portion  of the assets of the  Portfolio  is  uninvested  and no return is earned thereon.  The  inability of the  Portfolio to make intended  security  purchases due to settlement  problems could cause the Portfolio to miss  attractive  investment  opportunities.  Inability to dispose of portfolio securities  due to  settlement  problems  could result  either in losses to the  Portfolio due to subsequent declines in value of the  portfolio  securities,  or, if the  Portfolio  has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign  corporate bonds and debentures and sovereign debt  instruments issued or guaranteed by foreign governments,  their agencies or  instrumentalities.  Foreign debt securities are subject to risks  similar to those of other  foreign  securities,  as well as risks  similar to those of other debt  securities,  as discussed in this  Statement  and in the Trust's  Prospectus  under  "Investment
Objectives and Policies" and "Certain Risk Factors and Investment Methods."

         In order to limit the risk inherent in investing in foreign  currency-denominated  securities,  the
Portfolio  may not  purchase  any such  security if after such  purchase  more than 10% of its total  assets
(taken at market  value)  would be  invested  in such  securities.  Within  such  limitation,  however,  the
Portfolio  is not  restricted  in the  amount it may invest in  securities  denominated  in any one  foreign currency.

         Foreign   Currency   Transactions.   The  Portfolio  may  engage  in  foreign   currency   exchange
transactions.  Foreign  currency  exchange  transactions  will be  conducted  either on a spot (i.e.,  cash)
                                                                                                ----
basis at the spot rate  prevailing  in the  foreign  currency  exchange  market,  or through  entering  into forward  contracts to purchase or sell foreign  currencies  ("forward  contracts").  The Portfolio may enter into forward  contracts in order to protect  against  uncertainty  in the level of future  foreign  currency exchange rates.  The Portfolio may also use forward contracts for non-hedging purposes.

         A forward  contract  involves an  obligation  to  purchase or sell a specific  currency at a future date,  which may be any fixed  number of days  (usually  less than one year)  from the date of the  contract agreed upon by the parties,  at a price set at the time of the contract.  These  contracts are traded in the interbank  market conducted  directly between traders (usually large commercial  banks) and their customers.
A forward  contract  generally has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the  difference  (the  spread)  between  the price at which  they are buying  and  selling  various currencies.

         When the Portfolio  enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may wish to "lock in" the U.S.  dollar  price of the  security.  By  entering  into a forward  contract for the purchase or sale,  for a fixed  amount of U.S.  dollars,  of the amount of foreign currency  involved in the  underlying  security  transactions,  the Portfolio will be able to protect itself against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign country may suffer a  substantial  decline  against the U.S.  dollar,  it may also enter into a forward  contract to sell the amount of foreign  currency for a fixed amount of dollars which  approximates  the value of some or all of a Portfolio's securities denominated in such foreign currency.

         The  Portfolio  may also engage in  cross-hedging  by using  forward  contracts  in one currency to hedge  against  fluctuations  in the value of  securities  denominated  in a  different  currency,  when the
Sub-advisor  believes that there is a pattern of correlation  between the two currencies.  The Portfolio may also purchase and sell forward  contracts for  non-hedging  purposes when the Sub-advisor  anticipates  that the foreign  currency  will  appreciate  or  depreciate  in value,  but  securities  in that currency do not present attractive investment opportunities and are not held in the Portfolio's portfolio.

         When the  Portfolio  engages in forward  contracts  for  hedging  purposes,  it will not enter into forward  contracts  to sell  currency or maintain a net  exposure to such  contracts  if their  consummation would  obligate  the  Portfolio  to  deliver  an amount of  foreign  currency  in excess of the value of its portfolio  securities or other assets  denominated  in that  currency.  At the  consummation  of the forward contract,  the  Portfolio  may either make  delivery of the foreign  currency or terminate  its  contractual obligation  to deliver by purchasing  an  offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same maturity  date. If the Portfolio  chooses to make delivery of the foreign currency,  it may be required to obtain such currency through the sale of portfolio  securities  denominated in such currency or through  conversion of other assets into such currency.  If the Portfolio  engages in an offsetting  transaction,  it will  incur a gain or a loss to the  extent  that  there  has been a change  in forward contract prices.  Closing purchase  transactions  with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The  Portfolio is not  required to enter into such  transactions  and will not do so unless  deemed appropriate by the Sub-advisor.

         Using forward  contracts to protect the value of the  Portfolio's  portfolio  securities  against a decline  in the  value of a  currency  does not  eliminate  fluctuations  in the  underlying  prices  of the securities.  It simply  establishes  a rate of exchange  which can be achieved at some future point in time.
The precise  projection of short-term  currency  market  movements is not possible,  and short-term  hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While  the  Portfolio  may  enter  forward  contracts  to  reduce  currency  exchange  rate  risks, transactions  in such  contracts  involve  certain other risks.  Thus,  while the Portfolio may benefit from such transactions,  unanticipated  changes in currency prices may result in a poorer overall performance for the  Portfolio  than if it had not  engaged  in any such  transactions.  Moreover,  there  may be  imperfect correlation  between the  Portfolio's  holdings of  securities  denominated  in a  particular  currency  and forward  contracts  entered into by the  Portfolio.  Such imperfect  correlation  may cause the Portfolio to sustain  losses  which will  prevent  it from  achieving  a  complete  hedge or expose it to risk of foreign exchange loss.

         The  Portfolio  generally  will not enter into a forward  contract  with a term of greater than one year.  The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the  Portfolio  engages in forward  contracts  for the sale or  purchase  of  currencies,  the
Portfolio  will either cover its position or establish a segregated  account.  The  Portfolio  will consider its position  covered if it has  securities in the currency  subject to the forward  contract,  or otherwise has the right to obtain that currency at no additional  cost. In the  alternative,  the Portfolio will place cash,  fixed  income,  or equity  securities  (denominated  in the foreign  currency  subject to the forward contract)  in a  separate  account.  The  amounts  in such  separate  account  will  equal  the value of the
Portfolio's  assets which are committed to the consummation of foreign currency exchange  contracts.  If the value of the securities  placed in the separate account  declines,  the Portfolio will place additional cash or  securities  in the account on a daily  basis so that the value of the  account  will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency  exchange  contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The Portfolio may write and purchase  covered call and put options on foreign  currencies in amounts not  exceeding 5% of its net assets for the purpose of protecting  against declines  in the U.S.  dollar  value  of  portfolio  securities  or  increases  in the  U.S.-dollar  cost of securities to be acquired,  or to protect the dollar equivalent of dividend,  interest,  or other payment on those  securities.  A decline in the dollar value of a foreign  currency in which  portfolio  securities are denominated  will reduce the dollar value of such  securities,  even if their value in the foreign  currency remains  constant.  In order to protect  against such  decreases in the value of portfolio  securities,  the
Portfolio  may purchase put options on the foreign  currency.  If the value of the  currency  declines,  the
Portfolio  will have the right to sell such  currency for a fixed amount of dollars which exceeds the market value of such  currency.  This would  result in a gain that may offset,  in whole or in part,  the  negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which  securities to be acquired by the Portfolio are  denominated  rises,  thereby  increasing the cost of such  securities,  the Portfolio may purchase call options on such  currency.  If the value of such currency  increases  sufficiently,  the Portfolio will have the right to purchase  that  currency for a fixed  amount of dollars  which is less than the market value of that currency.  Such a purchase would result in a gain that may offset,  at least  partially,  the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options  transactions,  however, the benefit the Portfolio derives from  purchasing  foreign  currency  options  will be  reduced  by the  amount of the  premium  and  related transaction  costs.  In addition,  if currency  exchange rates do not move in the direction or to the extent anticipated,  the Portfolio  could sustain losses on transactions  in foreign  currency  options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write options on foreign  currencies for hedging purposes.  For example,  if the  Sub-advisor  anticipates  a decline in the  dollar  value of foreign  currency  denominated  securities because of declining  exchange rates, it could,  instead of purchasing a put option,  write a call option on the relevant  currency.  If the expected decline occurs,  the option will most likely not be exercised,  and the  decrease  in value of  portfolio  securities  will be  offset,  at least in part,  by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option,  to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired.
If exchange rates move in the manner projected,  the put option most likely will not be exercised,  and such increased  cost will be offset,  at least in part,  by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the
Portfolio  could be required to  purchase or sell the  underlying  currency at a loss which may not be fully offset by the amount of the premium.  As a result of writing  options on foreign  currencies,  the Portfolio also may be required to forego all or a portion of the benefits  which might  otherwise  have been  obtained from favorable  movements in currency  exchange rates.  Options on foreign  currencies may be traded on U.S.
or foreign  exchanges or  over-the-counter  options or foreign  currencies that are traded on the OTC market and  involve  liquidity  and credit  risks that may not be present in the case of  exchange-traded  currency options.

         A call option  written on foreign  currency by the Portfolio is "covered" if the Portfolio owns the underlying  foreign  currency  subject to the call, or if it has an absolute and immediate  right to acquire that  foreign  currency  without  additional  cash  consideration.  A call  option  is also  covered  if the
Portfolio  holds a call on the same  foreign  currency  for the same  principal  amount as the call  written where  the  exercise  price of the call held is (a)  equal to or less  than the  exercise  price of the call written or (b)  greater  than the  exercise  price of the call  written if the amount of the  difference  is maintained by the  Portfolio in cash,  fixed income or equity  securities  in a segregated  account with its custodian.

         The risks of currency  options are similar to the risks of other  options,  as discussed  above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign  Currencies  ("Hedging
Instruments").  The  Portfolio  will  comply  with  SEC  staff  guidelines  regarding  "cover"  for  Hedging
Instruments  and, if the  guidelines  so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed income,  or equity  securities.  Securities held in a segregated  account cannot be sold while the futures,  option,  or forward  strategy covered by those securities is outstanding, unless they are replaced with other  suitable  assets.  As a result,  segregation  of a large  percentage of the  Portfolio's  assets  could  impede  portfolio  management  or the  Portfolio's  ability to meet current obligations.  The Portfolio may be unable  promptly to dispose of assets that cover,  or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Real Estate  Investment  Trusts  (REITs).  The Portfolio  may invest in shares of REITs.  REITs are pooled  investment  vehicles which invest  primarily in real estate or real estate related loans.  REITs are generally  classified  as equity  REITs,  mortgage  REITs or a  combination  of equity and  mortgage  REITs.
Equity  REITs  invest the majority of their assets  directly in real  property and derive  income  primarily from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties that have appreciated  in value.  Mortgage  REITs  invest the majority of their  assets in real estate  mortgages  and derive income from the  collection of interest  payments.  Like regulated  investment  companies such as the
Portfolios,  REITs are not taxed on income  distributed  to  shareholders  provided they comply with certain requirements  under  the  Internal  Revenue  Code (the  "Code").  The  Portfolio  will  indirectly  bear its proportionate  share of any expenses  paid by REITs in which it invests in addition to the expenses  paid by the Portfolio.

         Investing in REITs involves certain unique risks.  Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.  REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940.  REITs (especially mortgage REITs) are also subject to interest rate risks.

         Preferred  Stock.  The Portfolio may invest in preferred  stock.  Unlike interest  payments on debt securities,  dividends on preferred  stock are generally  payable at the discretion of the issuer's board of
directors,   although   preferred   shareholders  may  have  certain  rights  if  dividends  are  not  paid.
Shareholders  may suffer a loss of value if dividends  are not paid,  and generally  have no legal  recourse against the issuer.  The market prices of preferred  stocks are generally  more  sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income  Securities.  The Portfolio may invest in money market  instruments,  U.S.  Government or Agency  securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from
Standard  & Poor's  Ratings  Group  ("S&P"),  Moody's  Investors  Service,  Inc.  ("Moody's")  or any  other nationally  recognized  statistical rating  organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed comparable by the  Sub-advisor to such rated  securities.  The ratings of an NRSRO  represent its opinion as to the  quality of  securities  it  undertakes  to rate.  Ratings  are not  absolute  standards  of quality;
consequently,  securities with the same maturity,  coupon,  and rating may have different  yields.  Although the Portfolio may rely on the ratings of any NRSRO,  the Portfolio  mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities  are subject to the risk of an issuer's  inability to meet  principal  and interest  payments on the  obligations  ("credit  risk") and also may be subject to price  volatility due to such factors as interest rate sensitivity,  market  perception of the  creditworthiness  of the issuer,  and general market liquidity  ("market risk").  Lower-rated  securities are more likely to react to developments affecting market and credit risk than are more highly rated  securities,  which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual issuer are more likely to cause price  volatility  and weaken the  capacity of the issuer of such  securities  to make  principal  and interest  payments than is the case for higher-grade  debt securities.  An economic  downturn  affecting the issuer may result in an  increased  incidence  of  default.  The market for  lower-rated  securities  may be thinner and less active than for  higher-rated  securities.  Pricing of thinly  traded  securities  requires greater judgment than pricing of securities for which market transactions are regularly reported.

         If the quality of any fixed income  securities  held by the Portfolio  deteriorates so that they no longer  would  be  eligible  for  purchase  by the  Portfolio,  the  Portfolio  will  engage  in an  orderly disposition  of the  securities  to the extent  necessary  to ensure  that the  Portfolio's  holding of such securities will not exceed 5% of its net assets.

         Convertible  Securities.  The Portfolio  may invest in  convertible  securities  of any quality.  A convertible  security  entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred stock until the convertible  security  matures or is redeemed,  converted or exchanged.  Before conversion,  convertible  securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar  issuers,  but lower than the yield on  non-convertible  debt.
Convertible  securities  are usually  subordinated  to  comparable-tier  nonconvertible  securities but rank senior to common  stock in a  corporation's  capital  structure.  The value of a  convertible  security is a function of (1) its yield in  comparison  with the yields of other  securities  of  comparable  maturity and quality that do not have a conversion  privilege,  and (2) its worth, at market value, if converted into the underlying  common stock.  Convertible  debt securities are subject to the Portfolio's  investment  policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by  smaller  companies  whose  stock  prices may be volatile.  The  price  of a  convertible  security  often  reflects  such  variations  in the  price  of the underlying common stock in a way that  nonconvertible  debt does not. A convertible  security may be subject to redemption at the option of the issuer at a price  established  in the security's  governing  instrument.
If a convertible  security held by the Portfolio is called for  redemption,  the Portfolio  will be required to convert it into the  underlying  common  stock,  sell it to a third  party or permit the issuer to redeem the security.  Any of these actions could have an adverse effect on the  Portfolio's  ability to achieve its investment objective.

         Commercial  Paper.  Commercial  paper is a short-term debt security issued by a corporation,  bank, municipality,  or other issuer,  usually for purposes such as financing  current  operations.  The Portfolio may invest only in  commercial  paper  receiving  the highest  rating  from S&P (A-1) or Moody's  (P-1),  or deemed by the Sub-advisor to be of equivalent quality.

         The  Portfolio may invest in  commercial  paper that cannot be resold to the public  because it was issued  under the  exception  for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While
such  securities  normally  will be considered  illiquid and subject to the  Portfolio's  15%  limitation on investments  in illiquid  securities,  the  Sub-advisor  may in certain cases  determine  that such paper is liquid under guidelines established by the Board of Trustees.

         Banking  and  Savings  Institution  Securities.  The  Portfolio  may invest in banking  and savings institution obligations,  which include CDs, time deposits, bankers' acceptances,  and other short-term debt obligations  issued by savings  institutions.  CDs are receipts for funds  deposited for a specified  period of time at a specified rate of return;  time deposits generally are similar to CDs, but are  uncertificated;
and bankers'  acceptances  are time drafts drawn on  commercial  banks by  borrowers,  usually in connection with international  commercial  transactions.  The CDs, time deposits, and bankers' acceptances in which the
Portfolio invests typically are not covered by deposit insurance.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations
are  applicable  to  the  AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio.   These  limitations  are  not
fundamental restrictions and can be changed without shareholder approval.

         1.       The  Portfolio  may not purchase  securities  if  outstanding  borrowings,  including  any reverse repurchase agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt  securities  and engaging in  repurchase  agreements,  the
Portfolio may not make any loans other than securities loans.

         3.       The  Portfolio  may not  purchase  securities  on margin  from  brokers,  except  that the
Portfolio  may  obtain  such   short-term   credits  as  are  necessary  for  the  clearance  of  securities transactions.  Margin payments in connection with  transactions in futures  contracts and options on futures contracts  shall not  constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The Portfolio  may not sell  securities  short,  unless it owns or has the right to obtain
securities   equivalent  in  kind  and  amount  to  the  securities   sold  without  payment  of  additional
consideration.  Transactions  in futures  contracts  and options  shall not  constitute  selling  securities short.

         5.       The  Portfolio  may not purchase  any  security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold  within  seven  days in the  ordinary  course of  business  for  approximately  the amount at which the
Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

AST Neuberger Berman Mid-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Securities  Loans. In order to realize income,  the Portfolio may lend portfolio  securities with a value not exceeding  33-1/3% of its total assets to banks,  brokerage  firms,  or  institutional  investors.
Borrowers  are required  continuously  to secure their  obligations  to return  securities  on loan from the
Portfolio  by  depositing  collateral,  which will be marked to market  daily,  in a form  determined  to be satisfactory  by the  Trustees  and equal to at least  100% of the market  value of the  loaned  securities, which  will  also be  marked  to  market  daily.  The  Sub-advisor  believes  the  risk  of  loss  on  these transactions  is slight  because,  if a borrower  were to default  for any  reason,  the  collateral  should satisfy  the  obligation.  However,  as  with  other  extensions  of  secured  credit,  loans  of  portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         Reverse Repurchase  Agreements.  In a reverse repurchase  agreement,  the Portfolio sells portfolio securities  subject  to its  agreement  to  repurchase  the  securities  at a later  date for a fixed  price reflecting  a market rate of  interest;  these  agreements  are  considered  borrowings  for purposes of the
Portfolio's  investment  limitations  and  policies  concerning  borrowings.   There  is  a  risk  that  the
counterparty  to a reverse  repurchase  agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         Covered Call  Options.  The  Portfolio  may write covered call options on securities it owns valued at up to 10% of its net assets and may purchase  call options in related  closing  transactions.  Generally, the purpose of writing these  options is to reduce the effect of price  fluctuations  of securities  held by the  Portfolio on the  Portfolio's  net asset value.  Securities on which call options may be written by the
Portfolio are purchased  solely on the basis of investment  considerations  consistent  with the Portfolio's investment objectives.

         When the  Portfolio  writes a call  option,  it is obligated to sell a security to a purchaser at a specified  price at any time until a certain  date if the  purchaser  decides to exercise  the  option.  The
Portfolio  receives a premium  for  writing the call  option.  The  Portfolio  writes  only  "covered"  call options on  securities it owns. So long as the  obligation of the writer of the call option  continues,  the writer may be assigned an exercise notice,  requiring it to deliver the underlying  security against payment of the exercise  price.  The  Portfolio may be obligated to deliver  securities  underlying a call option at less than the market price thereby giving up any additional gain on the security.

         When the  Portfolio  purchases  a call  option,  it pays a  premium  for the  right to  purchase  a security  from the writer at a specified  price until a specified  date. A call option would be purchased by the Portfolio to offset a previously written call option.

         The writing of covered  call options is a  conservative  investment  technique  believed to involve relatively  little  risk (in  contrast  to the  writing of  "naked" or  uncovered  call  options,  which the
Portfolio  will not do), but is capable of enhancing the  Portfolio's  total return.  When writing a covered call option,  the Portfolio,  in return for the premium,  gives up the  opportunity  for profit from a price increase in the  underlying  security  above the exercise  price,  but  conversely  retains the risk of loss should  the  price of the  security  decline.  If a call  option  that the  Portfolio  has  written  expires unexercised,  the  Portfolio  will  realize a gain in the amount of the premium;  however,  that gain may be offset by a decline in the market value of the underlying  security  during the option  period.  If the call option is exercised,  the Portfolio  will realize a gain or loss from the sale or purchase of the underlying security.

           The  exercise  price of an option  may be below,  equal  to,  or above  the  market  value of the underlying  security at the time the option is written.  Options  normally  have  expiration  dates  between three and nine months from the date written.  The obligation  under any option  terminates  upon  expiration of the  option or, at an  earlier  time,  when the writer  offsets  the option by  entering  into a "closing purchase  transaction"  to  purchase  an  option  of the same  series.  If an  option  is  purchased  by the
Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

           Options are traded both on national  securities  exchanges  and in the  over-the-counter  ("OTC")
market.  Exchange-traded  options  are issued by a clearing  organization  affiliated  with the  exchange on which  the  option  is  listed;  the  clearing  organization  in  effect  guarantees  completion  of,  every
exchange-traded   option.   In  contrast,   OTC  options  are  contracts   between  the  Portfolio  and  its
counter-party with no clearing  organization  guarantee.  Thus, when the Portfolio sells or purchases an OTC option,  it generally will be able to "close out" the option prior to its  expiration  only by entering into a "closing  purchase  transaction"  with the dealer to whom or from whom the  Portfolio  originally  sold or purchased the option.  The  Sub-advisor  monitors the  creditworthiness  of dealers with which the Portfolio may engage in OTC options,  and will limit  counterparties  in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial  statements.  For an additional  discussion of
OTC options and their risks, see this Statement under "Certain Risk Factors and Investment Methods."

           The premium  received (or paid) by the Portfolio  when it writes (or  purchases) an option is the amount at which the option is currently  traded on the  applicable  exchange,  less (or plus) a  commission.
The premium may reflect,  among other  things,  the current  market price of the  underlying  security,  the relationship of the exercise price to the market price,  the historical  price  volatility of the underlying security,  the length of the option  period,  the general  supply of and demand for credit,  and the general interest  rate  environment.  The premium  received by the  Portfolio for writing an option is recorded as a liability on the Portfolio's  statement of assets and  liabilities.  This liability is adjusted daily to the option's current market value.

         The Portfolio pays the brokerage  commissions  in connection  with  purchasing or writing  options, including  those used to close out  existing  positions.  These  brokerage  commissions  normally are higher than those applicable to purchases and sales of portfolio securities.

         For an  additional  discussion  of options  and their  risks,  see this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may invest in U.S.  dollar-denominated  securities  issued by foreign  issuers  (including  governments  and  quasi-governments)  and  foreign  branches  of  U.S.  banks, including  negotiable CDs and commercial  paper.  These  investments are subject to the Portfolio's  quality standards.  While  investments  in foreign  securities  are  intended  to reduce risk by  providing  further diversification,  such investments  involve  sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.

         The  Portfolio  may  invest  in  equity,  debt,  or  other  income-producing  securities  that  are denominated  in or indexed to foreign  currencies,  including,  but not limited to (1) common and  preferred
stocks,  (2)  convertible  securities,   (3)  CDs,  commercial  paper,  fixed-time  deposits,  and  bankers'
acceptances issued by foreign banks, (4) obligations of other  corporations,  and (5) obligations of foreign
governments,   or  their  subdivisions,   agencies,  and  instrumentalities,   international  agencies,  and
supranational  entities.  Risks  of  investing  in  foreign  currency  denominated  securities  include  (1)
nationalization,  expropriation,  or  confiscatory  taxation,  (2) adverse changes in investment or exchange control  regulations  (which could prevent cash from being brought back to the U.S.), and (3)  expropriation or  nationalization  of foreign  portfolio  companies.  Mail service between the U.S. and foreign  countries may be  slower or less  reliable  than  within  the  United  States,  thus  increasing  the risk of  delayed settlements of portfolio  transactions or loss of certificates for portfolio  securities.  For an additional discussion of the risks associated with foreign  securities,  whether denominated in U.S. dollars or foreign currencies,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Prices of foreign  securities  and  exchange  rates for foreign  currencies  may be affected by the interest rates  prevailing in other  countries.  The interest rates in other countries are often affected by local factors,  including the strength of the local  economy,  the demand for  borrowing,  the  government's fiscal and monetary policies,  and the international  balance of payments.  Individual foreign economies may differ favorably or unfavorably from the U.S.  economy in such respects as gross national  product,  rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         Foreign  markets also have different  clearance and settlement  procedures,  and in certain markets there  have been  times  when  settlements  have been  unable  to keep  pace with the  volume of  securities transactions,  making it difficult to conduct such  transactions.  Such delays in settlement could result in temporary  periods  when a portion  of the assets of the  Portfolio  is  uninvested  and no return is earned thereon.  The  inability of the  Portfolio to make intended  security  purchases due to settlement  problems could cause the Portfolio to miss  attractive  investment  opportunities.  Inability to dispose of portfolio securities  due to  settlement  problems  could result  either in losses to the  Portfolio due to subsequent declines in value of the  portfolio  securities,  or, if the  Portfolio  has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         The Portfolio may invest in foreign  corporate bonds and debentures and sovereign debt  instruments issued or  guaranteed  by foreign  governments,  their  agencies or  instrumentalities.  The  Portfolio  may invest in  lower-rated  foreign debt  securities  subject to the  Portfolio's  15% limitation on lower-rated debt  securities.  Foreign  debt  securities  are  subject  to risks  similar  to  those  of  other  foreign securities,  as well as risks similar to those of other debt securities,  as discussed in this Statement and in the Trust's  Prospectus  under  "Investment  Objectives  and  Policies"  and  "Certain  Risk  Factors and
Investment Methods."

         In order to limit the risk inherent in investing in foreign  currency-denominated  securities,  the
Portfolio  may not  purchase  any such  security if after such  purchase  more than 10% of its total  assets
(taken at market  value)  would be  invested  in such  securities.  Within  such  limitation,  however,  the
Portfolio  is not  restricted  in the  amount it may invest in  securities  denominated  in any one  foreign currency.

         Foreign   Currency   Transactions.   The  Portfolio  may  engage  in  foreign   currency   exchange
transactions.  Foreign  currency  exchange  transactions  will be  conducted  either on a spot (i.e.,  cash)
                                                                                                ----
basis at the spot rate  prevailing  in the  foreign  currency  exchange  market,  or through  entering  into forward  contracts to purchase or sell foreign  currencies  ("forward  contracts").  The Portfolio may enter into forward  contracts in order to protect  against  uncertainty  in the level of future  foreign  currency exchange rates, and only in amounts not exceeding 5% of the Portfolio's net assets.

         A forward  contract  involves an  obligation  to  purchase or sell a specific  currency at a future date,  which may be any fixed  number of days  (usually  less than one year)  from the date of the  contract agreed upon by the parties,  at a price set at the time of the contract.  These  contracts are traded in the interbank  market conducted  directly between traders (usually large commercial  banks) and their customers.
A forward  contract  generally has no deposit  requirement,  and no commissions are charged at any stage for trades.  Although  foreign  exchange  dealers do not charge a fee for  conversion,  they do realize a profit based on the  difference  (the  spread)  between  the price at which  they are buying  and  selling  various currencies.

         When the Portfolio  enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may wish to "lock in" the U.S.  dollar  price of the  security.  By  entering  into a forward  contract for the purchase or sale,  for a fixed  amount of U.S.  dollars,  of the amount of foreign currency  involved in the  underlying  security  transactions,  the Portfolio will be able to protect itself against a possible loss.  When the  Sub-advisor  believes that the currency of a particular  foreign country may suffer a  substantial  decline  against the U.S.  dollar,  it may also enter into a forward  contract to sell the amount of foreign  currency for a fixed amount of dollars which  approximates  the value of some or all of a  Portfolio's  securities  denominated  in such foreign  currency.  The Portfolio may also engage in cross-hedging  by using  forward  contracts in one currency to hedge  against  fluctuations  in the value of securities  denominated in a different  currency,  when the Sub-advisor  believes that there is a pattern of correlation between the two currencies.

         When the  Portfolio  engages in forward  contracts  for  hedging  purposes,  it will not enter into forward  contracts  to sell  currency or maintain a net  exposure to such  contracts  if their  consummation would  obligate  the  Portfolio  to  deliver  an amount of  foreign  currency  in excess of the value of its portfolio  securities or other assets  denominated  in that  currency.  At the  consummation  of the forward contract,  the  Portfolio  may either make  delivery of the foreign  currency or terminate  its  contractual obligation  to deliver by purchasing  an  offsetting  contract  obligating it to purchase the same amount of such foreign  currency at the same maturity  date. If the Portfolio  chooses to make delivery of the foreign currency,  it may be required to obtain such currency through the sale of portfolio  securities  denominated in such currency or through  conversion of other assets into such currency.  If the Portfolio  engages in an offsetting  transaction,  it will  incur a gain or a loss to the  extent  that  there  has been a change  in forward contract prices.  Closing purchase  transactions  with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

         The  Portfolio is not  required to enter into such  transactions  and will not do so unless  deemed appropriate by the Sub-advisor.

         Using forward  contracts to protect the value of the  Portfolio's  portfolio  securities  against a decline  in the  value of a  currency  does not  eliminate  fluctuations  in the  underlying  prices  of the securities.  It simply  establishes  a rate of exchange  which can be achieved at some future point in time.
The precise  projection of short-term  currency  market  movements is not possible,  and short-term  hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

         While  the  Portfolio  may  enter  forward  contracts  to  reduce  currency  exchange  rate  risks, transactions  in such  contracts  involve  certain other risks.  Thus,  while the Portfolio may benefit from such transactions,  unanticipated  changes in currency prices may result in a poorer overall performance for the  Portfolio  than if it had not  engaged  in any such  transactions.  Moreover,  there  may be  imperfect correlation  between the  Portfolio's  holdings of  securities  denominated  in a  particular  currency  and forward  contracts  entered into by the  Portfolio.  Such imperfect  correlation  may cause the Portfolio to sustain  losses  which will  prevent  it from  achieving  a  complete  hedge or expose it to risk of foreign exchange loss.

         The  Portfolio  generally  will not enter into a forward  contract  with a term of greater than one year.  The Portfolio may experience delays in the settlement of its foreign currency transactions.

         When the  Portfolio  engages in forward  contracts  for the sale or  purchase  of  currencies,  the
Portfolio  will either cover its position or establish a segregated  account.  The  Portfolio  will consider its position  covered if it has  securities in the currency  subject to the forward  contract,  or otherwise has the right to obtain that currency at no additional  cost. In the  alternative,  the Portfolio will place cash,  fixed  income,  or equity  securities  (denominated  in the foreign  currency  subject to the forward contract)  in a  separate  account.  The  amounts  in such  separate  account  will  equal  the value of the
Portfolio's  assets which are committed to the consummation of foreign currency exchange  contracts.  If the value of the securities  placed in the separate account  declines,  the Portfolio will place additional cash or  securities  in the account on a daily  basis so that the value of the  account  will equal the amount of its commitments with respect to such contracts.

         For an additional  discussion of forward foreign currency  exchange  contracts and their risks, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options on Foreign  Currencies.  The Portfolio may write and purchase  covered call and put options on foreign  currencies in amounts not  exceeding 5% of its net assets for the purpose of protecting  against declines  in the U.S.  dollar  value  of  portfolio  securities  or  increases  in the  U.S.-dollar  cost of securities to be acquired,  or to protect the dollar equivalent of dividend,  interest,  or other payment on those  securities.  A decline in the dollar value of a foreign  currency in which  portfolio  securities are denominated  will reduce the dollar value of such  securities,  even if their value in the foreign  currency remains  constant.  In order to protect  against such  decreases in the value of portfolio  securities,  the
Portfolio  may purchase put options on the foreign  currency.  If the value of the  currency  declines,  the
Portfolio  will have the right to sell such  currency for a fixed amount of dollars which exceeds the market value of such  currency.  This would  result in a gain that may offset,  in whole or in part,  the  negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely,  if the dollar value of a currency in which  securities to be acquired by the Portfolio are  denominated  rises,  thereby  increasing the cost of such  securities,  the Portfolio may purchase call options on such  currency.  If the value of such currency  increases  sufficiently,  the Portfolio will have the right to purchase  that  currency for a fixed  amount of dollars  which is less than the market value of that currency.  Such a purchase would result in a gain that may offset,  at least  partially,  the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.

         As in the case of other types of options  transactions,  however, the benefit the Portfolio derives from  purchasing  foreign  currency  options  will be  reduced  by the  amount of the  premium  and  related transaction  costs.  In addition,  if currency  exchange rates do not move in the direction or to the extent anticipated,  the Portfolio  could sustain losses on transactions  in foreign  currency  options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Portfolio may also write options on foreign  currencies for hedging purposes.  For example,  if the  Sub-advisor  anticipates  a decline in the  dollar  value of foreign  currency  denominated  securities because of declining  exchange rates, it could,  instead of purchasing a put option,  write a call option on the relevant  currency.  If the expected decline occurs,  the option will most likely not be exercised,  and the  decrease  in value of  portfolio  securities  will be  offset,  at least in part,  by the amount of the premium received by the Portfolio.

         Similarly,  the Portfolio could write a put option on the relevant currency,  instead of purchasing a call option,  to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired.
If exchange rates move in the manner projected,  the put option most likely will not be exercised,  and such increased  cost will be offset,  at least in part,  by the amount of the premium  received.  However,  as in the case of other types of options  transactions,  the writing of a foreign  currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.

         If unanticipated  exchange rate  fluctuations  occur, a put or call option may be exercised and the
Portfolio  could be required to  purchase or sell the  underlying  currency at a loss which may not be fully offset by the amount of the premium.  As a result of writing  options on foreign  currencies,  the Portfolio also may be required to forego all or a portion of the benefits  which might  otherwise  have been  obtained from favorable  movements in currency  exchange rates.  Certain options on foreign  currencies are traded on the  OTC  market  and  involve  liquidity  and  credit  risks  that  may  not  be  present  in the  case  of exchange-traded currency options.

         A call option  written on foreign  currency by the Portfolio is "covered" if the Portfolio owns the underlying  foreign  currency  subject to the call, or if it has an absolute and immediate  right to acquire that  foreign  currency  without  additional  cash  consideration.  A call  option  is also  covered  if the
Portfolio  holds a call on the same  foreign  currency  for the same  principal  amount as the call  written where  the  exercise  price of the call held is (a)  equal to or less  than the  exercise  price of the call written or (b)  greater  than the  exercise  price of the call  written if the amount of the  difference  is maintained by the  Portfolio in cash,  fixed income or equity  securities  in a segregated  account with its custodian.

         The risks of currency  options are similar to the risks of other  options,  as discussed  above and in this Statement under "Certain Risk Factors and Investment Methods."

         Cover for Options on Securities,  Forward Contracts,  and Options on Foreign  Currencies  ("Hedging
Instruments").  The  Portfolio  will  comply  with  SEC  staff  guidelines  regarding  "cover"  for  Hedging
Instruments  and, if the  guidelines  so require,  set aside in a segregated  account with its custodian the prescribed  amount of cash,  fixed income,  or equity  securities.  Securities held in a segregated  account cannot be sold while the futures,  option,  or forward  strategy covered by those securities is outstanding, unless they are replaced with other  suitable  assets.  As a result,  segregation  of a large  percentage of the  Portfolio's  assets  could  impede  portfolio  management  or the  Portfolio's  ability to meet current obligations.  The Portfolio may be unable  promptly to dispose of assets that cover,  or are segregated with respect to, an illiquid options or forward position; this inability may result in a loss to the Portfolio.

         Real Estate  Investment  Trusts  (REITs).  The Portfolio  may invest in shares of REITs.  REITs are pooled  investment  vehicles which invest  primarily in real estate or real estate related loans.  REITs are generally  classified  as equity  REITs,  mortgage  REITs or a  combination  of equity and  mortgage  REITs.
Equity  REITs  invest the majority of their assets  directly in real  property and derive  income  primarily from the collection of rents.  Equity REITs can also realize  capital gains by selling  properties that have appreciated  in value.  Mortgage  REITs  invest the majority of their  assets in real estate  mortgages  and derive income from the  collection of interest  payments.  Like regulated  investment  companies such as the
Portfolios,  REITs are not taxed on income  distributed  to  shareholders  provided they comply with certain requirements  under  the  Internal  Revenue  Code (the  "Code").  The  Portfolio  will  indirectly  bear its proportionate  share of any expenses  paid by REITs in which it invests in addition to the expenses  paid by the Portfolio.

         Investing in REITs involves  certain  unique risks.  Equity REITs may be affected by changes in the value of the underlying  property  owned by such REITs,  while mortgage REITs may be affected by the quality of any credit  extended.  REITs are dependent upon management  skills,  are not  diversified  (except to the extent the Code requires),  and are subject to the risks of financing  projects.  REITs are subject to heavy cash flow dependency,  default by borrowers,  self-liquidation,  and the possibilities of failing to qualify for the exemption from tax for  distributed  income under the Code and failing to maintain their  exemptions from the Investment  Company Act of 1940.  REITs  (especially  mortgage  REITs) are also subject to interest rate risks.

         Preferred  Stock.  The Portfolio may invest in preferred  stock.  Unlike interest  payments on debt securities,  dividends on preferred  stock are generally  payable at the discretion of the issuer's board of
directors,   although   preferred   shareholders  may  have  certain  rights  if  dividends  are  not  paid.
Shareholders  may suffer a loss of value if dividends  are not paid,  and generally  have no legal  recourse against the issuer.  The market prices of preferred  stocks are generally  more  sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         Fixed Income  Securities.  The Portfolio may invest in money market  instruments,  U.S.  Government or Agency  securities,  and corporate  bonds and debentures  receiving one of the four highest  ratings from
Standard  & Poor's  Ratings  Group  ("S&P"),  Moody's  Investors  Service,  Inc.  ("Moody's")  or any  other nationally  recognized  statistical rating  organization  ("NRSRO"),  or, if not rated by any NRSRO,  deemed comparable by the  Sub-advisor to such rated  securities  ("Comparable  Unrated  Securities").  In addition, the  Portfolio  may invest up to 15% of its net assets,  measured at the time of  investment,  in  corporate debt securities  rated below  investment  grade or Comparable  Unrated  Securities.  The ratings of an NRSRO represent  its opinion as to the quality of  securities  it  undertakes  to rate.  Ratings are not  absolute standards  of  quality;  consequently,  securities  with the same  maturity,  coupon,  and  rating  may have different  yields.  Although  the  Portfolio  may rely on the  ratings of any NRSRO,  the  Portfolio  mainly refers to ratings assigned by S&P and Moody's, which are described in Appendix A to this Statement.

         Fixed income  securities  are subject to the risk of an issuer's  inability to meet  principal  and interest  payments on the  obligations  ("credit  risk") and also may be subject to price  volatility due to such factors as interest rate sensitivity,  market  perception of the  creditworthiness  of the issuer,  and general market liquidity  ("market risk").  Lower-rated  securities are more likely to react to developments affecting market and credit risk than are more highly rated  securities,  which react primarily to movements in the general level of interest rates.

         Changes in economic  conditions or developments  regarding the individual issuer are more likely to cause price  volatility  and weaken the  capacity of the issuer of such  securities  to make  principal  and interest  payments than is the case for higher-grade  debt securities.  An economic  downturn  affecting the issuer may result in an  increased  incidence  of  default.  The market for  lower-rated  securities  may be thinner and less active than for  higher-rated  securities.  Pricing of thinly  traded  securities  requires greater judgment than pricing of securities for which market transactions are regularly reported.

         Convertible  Securities.  The  Portfolio  may  invest  in  convertible  securities.  A  convertible security  entitles the holder to receive  interest paid or accrued on debt or the dividend paid on preferred stock until the convertible  security  matures or is redeemed,  converted or exchanged.  Before  conversion, convertible  securities  ordinarily  provide a stream of income with  generally  higher yields than those of common  stocks  of the  same or  similar  issuers,  but  lower  than  the  yield  on  non-convertible  debt.
Convertible  securities  are usually  subordinated  to  comparable-tier  nonconvertible  securities but rank senior to common  stock in a  corporation's  capital  structure.  The value of a  convertible  security is a function of (1) its yield in  comparison  with the yields of other  securities  of  comparable  maturity and quality that do not have a conversion  privilege,  and (2) its worth, at market value, if converted into the underlying  common stock.  Convertible  debt securities are subject to the Portfolio's  investment  policies and limitations concerning fixed-income investments.

         Convertible  securities  are  typically  issued by  smaller  companies  whose  stock  prices may be volatile.  The  price  of a  convertible  security  often  reflects  such  variations  in the  price  of the underlying common stock in a way that  nonconvertible  debt does not. A convertible  security may be subject to redemption at the option of the issuer at a price  established  in the security's  governing  instrument.
If a convertible  security held by the Portfolio is called for  redemption,  the Portfolio  will be required to convert it into the  underlying  common  stock,  sell it to a third  party or permit the issuer to redeem the security.  Any of these actions could have an adverse effect on the  Portfolio's  ability to achieve its investment objective.

         Commercial  Paper.  Commercial  paper is a short-term debt security issued by a corporation,  bank, municipality,  or other issuer,  usually for purposes such as financing  current  operations.  The Portfolio may invest only in  commercial  paper  receiving  the highest  rating  from S&P (A-1) or Moody's  (P-1),  or deemed by the Sub-advisor to be of equivalent quality.

         The  Portfolio may invest in  commercial  paper that cannot be resold to the public  because it was issued  under the  exception  for private  offerings in Section 4(2) of the  Securities  Act of 1933.  While
such  securities  normally  will be considered  illiquid and subject to the  Portfolio's  15%  limitation on investments  in illiquid  securities,  the  Sub-advisor  may in certain cases  determine  that such paper is liquid under guidelines established by the Board of Trustees.

         Zero  Coupon  Securities.  The  Portfolio  may  invest up to 5% of its net  assets  in zero  coupon securities,  which are debt  obligations  that do not entitle the holder to any periodic payment of interest prior to  maturity or specify a future date when the  securities  begin  paying  current  interest.  Rather, they are issued  and traded at a discount  from  their  face  amount or par  value,  which  discount  varies depending on prevailing  interest rates,  the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The  market  prices of zero  coupon  securities  generally  are more  volatile  than the  prices of securities  that pay  interest  periodically  and are likely to respond  to changes in  interest  rates to a greater degree than do other types of debt securities having similar maturities and credit quality.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Neuberger  Berman Mid-Cap Value Portfolio.  These  limitations are not fundamental restrictions, and can be changed without shareholder approval.

         1.       The  Portfolio  may not purchase  securities  if  outstanding  borrowings,  including  any reverse repurchase agreements, exceed 5% of its total assets.

         2.       Except for the purchase of debt  securities  and engaging in  repurchase  agreements,  the
Portfolio may not make any loans other than securities loans.

         3.       The  Portfolio  may not  purchase  securities  on margin  from  brokers,  except  that the
Portfolio  may  obtain  such   short-term   credits  as  are  necessary  for  the  clearance  of  securities transactions.  Margin payments in connection with  transactions in futures  contracts and options on futures contracts  shall not  constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4.       The Portfolio  may not sell  securities  short,  unless it owns or has the right to obtain
securities   equivalent  in  kind  and  amount  to  the  securities   sold  without  payment  of  additional
consideration.  Transactions  in futures  contracts  and options  shall not  constitute  selling  securities short.

         5.       The  Portfolio  may not purchase  any  security if, as a result,  more than 15% of its net assets would be invested in illiquid  securities.  Illiquid  securities  include  securities  that cannot be sold  within  seven  days in the  ordinary  course of  business  for  approximately  the amount at which the
Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

         6.       The  Portfolio  may not invest in puts,  calls,  straddles,  spreads,  or any  combination thereof,  except that the Portfolio may (i) write (sell) covered call options against  portfolio  securities having a market  value not  exceeding  10% of its net  assets  and (ii)  purchase  call  options  in related closing  transactions.  The  Portfolio  does not  construe  the  foregoing  limitation  to  preclude it from purchasing or writing options on futures contracts.

         7.       The  Portfolio  may  not  invest  more  than  10% of the  value  of its  total  assets  in securities  of  foreign  issuers,  provided  that this  limitation  shall not  apply to  foreign  securities denominated in U.S. dollars.

AST Alger All-Cap Growth Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         Cash  Position.  In  order to  afford  the  Portfolio  the  flexibility  to take  advantage  of new opportunities for investments in accordance with its investment  objective or to meet  redemptions,  it may, under normal circumstances,  hold up to 15% of its total assets in money market instruments  including,  but not limited to,  certificates  of deposit,  time deposits and bankers'  acceptances  issued by domestic bank and thrift  institutions,  U.S.  Government  securities,  commercial  paper and  repurchase  agreements.  In addition,  when the  Sub-advisor's  analysis of economic and technical  market factors  suggests that common stock prices will decline  sufficiently  so that a temporary  defensive  position is deemed  advisable,  the
Portfolio  may  invest  in cash,  commercial  paper,  high-grade  bonds  or cash  equivalents,  all  without limitation.

         U.S.  Government  Obligations.  Obligations,  bills, notes, bonds, and other debt securities issued by the U.S.  Treasury  are direct  obligations  of the U.S.  Government  and differ  mainly in the length of their maturities.

         Short-term  Corporate  Debt  Securities.   These  are  outstanding  nonconvertible  corporate  debt
securities (e.g.,  bonds and debentures)  which have one year or less remaining to maturity.  Corporate debt securities may have fixed,  variable,  or floating rates. For additional  discussion on Short-term Corporate
Debt Securities see this Statement under "Certain Risk Factors and Investment Methods."

         Commercial  Paper.  These are  short-term  promissory  notes  issued by  corporations  primarily to finance short-term credit needs.

         Repurchase  Agreements.  Under the terms of a repurchase  agreement,  the Portfolio would acquire a high  quality  money  market  instrument  for a  relatively  short  period  (usually not more than one week)
subject to an obligation of the seller to  repurchase,  and the  Portfolio to resell,  the  instrument at an agreed price (including  accrued  interest) and time,  thereby  determining the yield during the Portfolio's holding  period.  Repurchase  agreements  may be  viewed  as loans by the  Portfolio  collateralized  by the underlying  instrument.  This  arrangement  results in a fixed rate of return  that is not subject to market fluctuations  during the  Portfolio's  holding period and not  necessarily  related to the rate of return on the underlying instrument.  The value of the sold securities,  including accrued interest,  will be at least equal at all times to the total amount of the  repurchase  obligation,  including  interest.  For additional information  about  repurchase  agreements and their risks,  see the Trust's  Prospectus under "Certain Risk factors and Investment Methods."

         Small  Capitalization  and Related  Investments.  Certain  companies  in which the  Portfolio  will invest may still be in the  developmental  stage.  Investing in smaller,  newer issuers  generally  involves greater risk than investing in larger,  more  established  issuers.  Such companies may have limited product lines,  markets or financial  resources and may lack  management  depth.  Their  securities may have limited marketability  and may be subject to more abrupt or erratic price movements than securities of larger,  more established  companies or the market  averages in general.  The Portfolio also may invest in older companies that appear to be entering a new stage of growth  progress  owing to factors such as  management  changes or development  of new  technology,  products or markets,  or companies  providing  products or services with a high unit  volume  growth  rate.  These  companies  may be subject  to many of the same  risks as  small-cap companies.

         Convertible   Securities,   Warrants,   and  Rights.   The   Portfolio  may  invest  in  securities
convertible into or exchangeable for equity  securities,  including warrants and rights. A warrant is a type of security that  entitles the holder to buy a  proportionate  amount of common stock at a specified  price, usually  higher than the market price at the time of issuance,  for a period of years or to  perpetuity.  In contrast,  rights,  which also represent the right to buy common shares,  normally have a subscription price lower than the current  market  value of the common  stock and a life of two to four weeks.  Warrants may be freely  transferable and may be traded on the major securities  exchanges.  For additional  discussion about
Convertible  Securities,  Warrants,  and Rights and their risks,  see this  Statement  under  "Certain  Risk
Factors and Investment Methods."

         Portfolio  Depositary  Receipts.  To the extent  otherwise  consistent  with  applicable  law,  the
Portfolio may invest up to 5% of its total assets in Portfolio Depositary Receipts,  exchange-traded  shares issued by investment  companies,  typically  unit  investment  trusts,  holding  portfolios of common stocks designed to replicated and,  therefore,  track the performance of various  broadly-based  securities indexes or  sectors of such  indexes.  For  example,  the  Portfolio  may  invest in  Standard  & Poor's  Depositary
Receipts(R)(SPDRs),  issued by a unit investment  trust whose  portfolio  tracks the S&P 500 Composite Stock
Price Index,  or Standard & Poor's  MidCap 400  Depositary  Receipts(R)(MidCap  SPDRs),  which are similarly linked to the S&P Midcap 400 Index.

         Lending of Portfolio  Securities.  The Portfolio  will not lend  securities to the  Sub-advisor  or its affiliates.  By lending its  securities,  the Portfolio can increase its income by continuing to receive interest or dividends on the loaned  securities  as well as by either  investing  the cash  collateral or by earning  income in the form of interest paid by the borrower  when U.S.  Government  securities  are used as collateral.  The  Portfolio  will adhere to the following  conditions  whenever its  securities  are loaned:
(a) the  Portfolio  must receive at least 100 percent cash  collateral  or  equivalent  securities  from the borrower,  (b) the  borrower  must  increase  this  collateral  whenever  the  market  value  of the  loaned securities  including  accrued interest exceeds the value of the collateral,  (c) the Portfolio must receive reasonable  interest on the loan, as well as any dividends,  interest or other  distributions  on the loaned securities  and any increase in market value,  (d) the Portfolio may pay only  reasonable  custodian fees in connection  with the loan. For additional  information on the lending of Portfolio  securities and its risks see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Options.  The  Portfolio  may  purchase  put and call options and write (sell) put and covered call options on securities  and  securities  indexes to increase gain or to hedge against the risk of unfavorable price  movements  although,  as in the  past,  it does not  currently  intend  to rely on  these  strategies extensively,  if  at  all.  The  Portfolio  will  purchase  or  write  options  only  if  such  options  are exchange-traded or traded on an automated quotation system of a national securities association.

         The  Portfolio  will only sell options that are  "covered." A call option  written by the Portfolio on a security is "covered"  if the  Portfolio  owns the  underlying  security  covered by the call or has an absolute  and  immediate  right to acquire that  security  without  additional  cash  consideration  (or for additional  cash  consideration  held  in a  segregated  account)  upon  conversion  or  exchange  of  other securities  held in its portfolio.  A call option is also covered if the Portfolio  holds a call on the same security  as the call  written  where the  exercise  price of the call held is (a) equal to or less than the exercise  price of the call  written  or (b)  greater  than the  exercise  price of the call  written if the difference is maintained  by the  Portfolio in cash or other liquid  assets in a segregated  account.  A put option is  considered to be "covered" if the  Portfolio  maintains  cash or other liquid assets with a value equal to the  exercise  price in a  segregated  account or else holds a put on the same  security as the put written where the exercise  price of the put held is equal to or greater than the exercise  price of the put written.

         Although the Portfolio  will  generally not purchase or write options that appear to lack an active secondary  market,  there is no assurance that a liquid  secondary  market on an exchange will exist for any particular  option.  In such event it might not be possible to effect  closing  transactions  in  particular options,  so that the  Portfolio  would have to exercise its option in order to realize any profit and would incur brokerage  commissions  upon the exercise of the options.  If the Portfolio,  as a covered call option writer,  is unable to effect a closing purchase  transaction in a secondary  market,  it will not be able to sell the  underlying  security  until the option  expires,  until it delivers the  underlying  security upon exercise, or until it otherwise covers the position.

         In  addition  to options on  securities,  the  Portfolio  may also  purchase  and sell call and put options on  securities  indexes.  The  Portfolio  may offset its  position in stock index  options  prior to expiration  by  entering  into a  closing  transaction  on an  exchange  or it may  let  the  option  expire unexercised.  The Portfolio  will not purchase  these options  unless the  Sub-advisor is satisfied with the development, depth and liquidity of the market and the Sub-advisor believes the options can be closed out.

         The Portfolio  will not purchase  options if, as a result,  the aggregate  cost of all  outstanding options  exceeds 10% of the Portfolio's  total assets,  although no more than 5% of the total assets will be committed to transactions entered into for non-hedging (speculative) purposes.

         Stock Index Futures and Options on Stock Index  Futures.  Futures are generally  bought and sold on the  commodities  exchanges  where they are listed.  A stock index  future  obligates  the seller to deliver
(and the purchaser to take)
an amount of cash equal to a specific  dollar  amount times the  difference  between the value of a specific stock index at the close of the last  trading day of the  contract  and the price at which the  agreement is made.  No physical delivery of the underlying stocks in the index is made.

         While  incidental to its  securities  activities,  the  Portfolio  may purchase  index futures as a substitute for a comparable  market position in the underlying  securities.  Securities  index futures might be sold to  protect  against a general  decline in the value of  securities  of the type that  comprise  the index.  Put options on futures  might be  purchased  to protect  against  declines  in the market  values of securities occasioned by a decline in stock prices.

         In an  effort  to  compensate  for the  imperfect  correlation  of  movements  in the  price of the securities  being hedged and  movements in the price of the stock index  futures,  the  Portfolio may buy or sell stock index  futures  contracts  in a greater or lesser  dollar  amount  than the dollar  amount of the securities  being hedged if the  historical  volatility  of the stock index futures has been less or greater than that of the  securities.  Such "over hedging" or "under  hedging" may adversely  affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

         The  Portfolio  will  sell  options  on  stock  index  futures  contracts  only as part of  closing transactions to terminate  options  positions it has purchased.  No assurance can be given that such closing transactions can be effected.

         The  Portfolio's  use,  if any, of stock index  futures  and options  thereon  will in all cases be consistent with applicable  regulatory  requirements and in particular the rules and regulations of the CFTC and will be  entered  into  only for bona  fide  hedging,  risk  management  or other  portfolio  management purposes.  If the Portfolio  exercises an option on a futures  contract it will be obligated to post initial margin (and potential  subsequent  variation margin) for the resulting futures position just as it would for any position.  In order to cover its potential  obligations if the Portfolio  enters into futures  contracts or options thereon,  the Portfolio will maintain a segregated  account which will contain only liquid assets in an amount equal to the total market value of such  futures  contracts  less the amount of initial  margin on deposit for such contracts.

         For additional  information  about futures  contracts and related  options,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing.  The  Portfolio  may borrow from banks for  temporary  or emergency  purposes.  If asset coverage for such  borrowings  should decline below the required 300% as a result of market  fluctuations or other reasons,  the Portfolio may be required to sell some of its portfolio  holdings to reduce the debt and restore the 300% asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell  securities at that time.  Additional  information  about  borrowings  and its risks is included in the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the AST  Alger  All-Cap  Growth  Portfolio.  These  limitations  are  not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Purchase  securities on margin,  except (i) for use of short-term credit necessary for clearance of purchases of  portfolio  securities  and (ii) the  Portfolio  may take margin  deposits in  connection  with futures contracts or other permissible investments;

2.       Mortgage,  pledge,  hypothecate or, in any manner,  transfer any security owned by the Portfolio as security  for  indebtedness  except  as may be  necessary  in  connection  with  permissible  borrowings  or investments and then such mortgaging,  pledging or  hypothecating  may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

3.       Invest in oil, gas or mineral leases.

4.       Purchase  securities of open-end or closed-end  investment  companies except in compliance with the
1940 Act.

5.       The  Portfolio  may not invest more than 15% of the assets of the  Portfolio  (taken at the time of the investments) in "illiquid  securities,"  illiquid securities being defined to include securities subject to  legal or  contractual  restrictions  on  resale  (which  may  include  private  placements),  repurchase agreements  maturing in more than seven days,  certain  options  traded over the counter that the  Portfolio has purchased,  securities being used to cover options a Portfolio has written,  securities for which market quotations are not readily available,  or other securities which legally or in the Sub-advisor's  option may be deemed illiquid.

AST Gabelli All-Cap Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek capital growth.

Investment Policies:

         Convertible  Securities.  The Portfolio  may invest in  convertible  securities  when it appears to the  Portfolio's  Sub-advisor  that  it may not be  prudent  to be  fully  invested  in  common  stocks.  In evaluating a convertible  security,  the Sub-advisor  places primary emphasis on the  attractiveness  of the underlying  common stock and the  potential  for capital  growth  through  conversion.  The  Portfolio  will normally  purchase only investment grade  convertible debt securities  having a rating of, or equivalent to, at least "BBB" (which securities may have speculative  characteristics)  by Standard & Poor's Rating Service
("S&P") or, if unrated,  judged by the Sub-advisor to be of comparable quality.  However,  the Portfolio may also  invest  up to 25% of its  assets  in more  speculative  convertible  debt  securities,  provided  such securities have a rating of, or equivalent to, at least B by S&P.

         Convertible  securities  may  include  corporate  notes or  preferred  stock but are  ordinarily  a long-term  debt  obligation  of the issuer  convertible  at a stated  exchange rate into common stock of the issuer.  As with all debt  securities,  the  market  value of  convertible  securities  tends to  decline as interest rates increase and,  conversely,  to increase as interest  rates  decline.  Convertible  securities generally  offer lower  interest or dividend  yields than  non-convertible  securities  of similar  quality.
However,  when  the  market  price of the  common  stock  underlying  a  convertible  security  exceeds  the conversion  price,  the price of the  convertible  security  tends to  reflect  the value of the  underlying common stock. As the market price of the underlying  common stock declines,  the convertible  security tends to trade  increasingly  on a yield basis,  and thus may not  depreciate to the same extent as the underlying common  stock.  Convertible  securities  rank senior to common stocks in an issuer's  capital  structure and consequently  entail less risk than the  issuer's  common  stock,  although the extent to which such risk is reduced  depends in large measure upon the degree to which the  convertible  security  sells above its value as a fixed income security.

         In selecting  convertible  securities for the Portfolio,  the Sub-advisor  relies  primarily on its own evaluation of the issuer and the potential for capital growth  through  conversion.  It does not rely on the rating of the  security or sell the  security  because of a change in rating  absent a change in its own evaluation  of the  underlying  common stock and the ability of the issuer to pay  principal and interest or dividends  when due without  disrupting its business  goals.  Interest or dividend yield is a factor only to the extent it is reasonably  consistent with prevailing  rates for securities of similar quality and thereby provides  a  support  level  for  the  market  price  of the  security.  The  Portfolio  will  purchase  the convertible  securities of highly leveraged issuers only when, in the judgment of the Sub-advisor,  the risk of default is outweighed by the potential for capital growth.

         The issuers of debt obligations having  speculative  characteristics  may experience  difficulty in paying  principal  and  interest  when due in the  event  of a  downturn  in the  economy  or  unanticipated corporate  developments.  The market prices of such securities may become  increasingly  volatile in periods of economic  uncertainty.  Moreover,  adverse  publicity or the  perceptions  of  investors,  over which the
Sub-advisor has no control and whether or not based on Fundamental  analysis,  may decrease the market price and liquidity of such  investments.  Although the  Sub-advisor  will attempt to avoid exposing the Portfolio to such risks,  there is no assurance  that it will be  successful  or that a liquid  secondary  market will continue to be available for the disposition of such securities.

         Lower-rated  Debt  Securities.  The  Portfolio  may invest up to 5% of its assets in low-rated  and unrated  corporate debt securities  (often referred to as "junk bonds").  Corporate debt securities that are either  unrated  or have a  predominantly  speculative  rating may  present  opportunities  for  significant long-term  capital  growth  if the  ability  of the  issuer  to repay  principal  and  interest  when due is underestimated  by the market or the rating  organizations.  Because of its perceived credit  weakness,  the issuer is generally  required to pay a higher  interest rate and/or its debt  securities may be selling at a significantly  lower market price than the debt  securities of other issuers.  If the inherent value of such securities is higher than was perceived  and such value is  eventually  recognized,  the market value of the securities  may  appreciate  significantly.  The  Sub-advisor  believes  that its research on the credit and balance  sheet  strength  of certain  issuers  may enable it to select a limited  number of  corporate  debt securities  that, in certain  markets,  will better serve the objective of capital  growth than  alternative investments  in  common  stocks.  Of  course,  there  can be no  assurance  that  the  Sub-advisor  will  be successful.  In its  evaluation,  the  Sub-advisor  will not rely  exclusively on ratings and the receipt of income from these securities is only an incidental consideration.

         The  ratings of Moody's  Investors  Service,  Inc.  ("Moody's")  and S&P  generally  represent  the opinions  of those  organizations  as to the  quality  of the  securities  that  they  rate.  Such  ratings, however,  are relative and subjective,  and are not absolute standards of quality.  Although the Sub-advisor uses these ratings as a criterion for the selection of securities for the Portfolio,  the  Sub-advisor  also relies on its  independent  analysis to evaluate  potential  investments  for the  Portfolio.  The Portfolio does not intend to purchase debt  securities  for which a liquid  trading  market does not exist,  but there can be no assurance that such a market will exist for the sale of such securities.

         Additional  information  on  lower-rated  debt  securities  and  their  risks is  included  in this
Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment  Methods."  Additional
information on corporate bond ratings is included in the Appendix to this Statement.

         Borrowing.  The  Portfolio  may borrow  subject to certain  restrictions  set forth in the  Trust's
Prospectus  under "Certain Risk Factors and  Investment  Methods" and in this  Statement  under  "Investment
Restrictions."  The  Portfolio  may  mortgage,  pledge  or  hypothecate  up to 20% of its  assets  to secure permissible  borrowings.  Money  borrowed  will  be  subject  to  interest  costs,  which  may or may not be recovered by appreciation if securities are purchased with the proceeds of the borrowing.

         Investments  in Warrants and Rights.  The  Portfolio may invest in warrants and rights (in addition to those  acquired  in units or  attached  to other  securities),  which  entitle  the  holder to buy equity securities  at a  specific  price for or at the end of a  specific  period of time.  The value of a right or warrant  may  decline  because of a decline in the value of the  underlying  security,  the passage of time, changes in interest  rates or in the dividend or other  policies of the issuer whose  equity  underlies  the warrant,  a change in the perception as to the future price of the underlying  security,  or any combination thereof.  Additional  information  about  warrants and rights and their risks is included in this  Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment in Small,  Unseasoned  Companies.  The Portfolio  may invest in small,  less  well-known companies  that have operated for less than three years  (including  predecessors).  The  securities of such companies may have a limited trading  market,  which may adversely  affect their  disposition and can result in their being priced lower than might  otherwise be the case. If other  investment  companies and investors who  invest in such  issuers  trade the same  securities  when the  Portfolio  attempts  to  dispose  of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.

         Corporate  Reorganizations.   In  general,   securities  of  companies  engaged  in  reorganization
transactions  sell at a premium to their historic market price  immediately prior to the announcement of the tender offer or  reorganization  proposal.  However,  the increased market price of such securities may also discount what the stated or appraised value of the security would be if the  contemplated  transaction  were approved or consummated.  Such investments may be advantageous  when the discount  significantly  overstates the risk of the  contingencies  involved,  significantly  undervalues the  securities,  assets or cash to be received by shareholders of the issuer as a result of the contemplated  transaction,  or fails adequately to recognize the  possibility  that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such  contingencies  requires  unusually broad knowledge and experience on the part of the  Sub-advisor,  which must  appraise  not only the value of the  issuer and its  component businesses  and the assets or securities  to be received as a result of the  contemplated  transaction,  but also the financial  resources and business  motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

         In making  such  investments,  the  Portfolio  will be  subject  to its  diversification  and other investment  restrictions,  including the  requirement  that,  except with respect to 25% of its assets,  not more than 5% of its  assets may be  invested  in the  securities  of any issuer  (see this  Statement  under
"Investment  Restrictions").  Because such investments are ordinarily  short term in nature,  they will tend
to  increase  the  Portfolio's   portfolio  turnover  rate,  thereby  increasing  its  brokerage  and  other transaction  expenses.  The  Sub-advisor  intends to select  investments of the type described  that, in its view,  have a  reasonable  prospect  of capital  growth  that is  significant  in  relation to both the risk involved and the potential of available alternate investments.

         When-Issued,  Delayed-Delivery  and Forward Commitment  Transactions.  The Portfolio may enter into forward  commitments  for the  purchase  or sale of  securities,  including  on a "when  issued" or "delayed delivery"  basis, in excess of customary  settlement  periods for the type of securities  involved.  In some cases,  the obligations of the parties under a forward  commitment may be conditioned upon the occurrence of a  subsequent  event,  such as approval  and  consummation  of a merger,  corporate  reorganization  or debt restructuring  (i.e., a when, as and if issued security).  When such transactions are negotiated,  the price is fixed at the time of the  commitment,  with payment and delivery  generally  taking place a month or more after the date of the  commitment.  While the Portfolio will only enter into a forward  commitment  with the intention of actually  acquiring the security,  the  Portfolio may sell the security  before the  settlement date if it is deemed  advisable.  The Portfolio will segregate with its custodian cash or liquid  securities in an  aggregate  amount at least equal to the amount of its  outstanding  forward  commitments.  Additional information regarding when-issued,  delayed-delivery and forward commitment  transactions and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Investment  Companies.  The  Portfolio  may  invest  up to 10% of its  total  assets  in the securities of other investment  companies,  including small business  investment  companies.  (Not more than
5% of its total assets may be invested in any one investment  company,  nor will the Portfolio purchase more than 3% of the  securities of any other  investment  company.) To the extent that the  Portfolio  invests in the securities of other  investment  companies,  shareholders in the Portfolio may be subject to duplicative management and administrative fees.

         Short Sales.  The Portfolio  may, from time to time,  make short sales of securities it owns or has the right to acquire  through  conversion or exchange of other  securities it owns (short sales "against the box").  In a short sale,  the Portfolio  does not  immediately  deliver the  securities  sold or receive the proceeds  from the sale.  The  Portfolio  may make a short sale  against  the box in order to hedge  against market risks when it believes that the price of a security may decline,  affecting  the  Portfolio  directly if it owns that  security  or causing a decline in the value of a security  owned by the  Portfolio  that is convertible into the security sold short.

         To secure its  obligations  to deliver the  securities  sold short,  the Portfolio  will  segregate assets  with its  custodian  in an amount at least  equal to the value of the  securities  sold short or the securities  convertible  into,  or  exchangeable  for, the  securities.  The Portfolio may close out a short position by purchasing  and delivering an equal amount of securities  sold short,  rather than by delivering securities  already held by the  Portfolio,  because the Portfolio may want to continue to receive  interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         Options.  The  Portfolio  may purchase or sell listed call or put options on  securities as a means of  achieving  additional  return or of hedging  the value of the  Portfolio's  portfolio.  In  addition  to changes in the price of an underlying  security,  other  principal  factors  affecting the market value of a put or a call  option  include  supply and  demand,  interest  rates,  price  volatility  of the  underlying security and the time remaining until the expiration date.

         The Portfolio  will only write calls  options if they are covered.  A call option is covered if the
Portfolio  owns the  underlying  security  covered by the call or has an  absolute  and  immediate  right to acquire that security without  additional cash  consideration (or for additional cash  consideration if cash or other  liquid  assets  with a value  equal  to such  additional  consideration  are  segregated  with the
Portfolio's  custodian)  upon  conversion  or exchange of other  securities  held in its  portfolio.  A call option is also covered if the  Portfolio  holds a call on the same  security as the call  written  where the exercise  price of the call held is (1) equal to or less than the exercise  price of the call written or (2)
greater than the exercise  price of the call written if cash or other liquid assets equal to the  difference are  segregated  with the  custodian.  If the Portfolio  writes a put option,  the Portfolio  will segregate cash or other  assets with a value  equal to the  exercise  price of the  option,  or will hold a put on the same  security as the put written  where the exercise  price of the put held is equal to or greater than the exercise price of the put written.

         If the  Portfolio has written an option,  it may  terminate  its  obligation by effecting a closing purchase  transaction.  However,  once the  Portfolio has been  assigned an exercise  notice,  the Portfolio will be unable to effect a closing  purchase  transaction.  Similarly,  if the Portfolio is the holder of an option it may  liquidate  its position by  effecting a closing sale  transaction.  This is  accomplished  by selling an option of the same series as the option  previously  purchased.  There can be no  assurance  that either  a  closing  purchase  or sale  transaction  can be  effected  when the  Portfolio  so  desires.  The
Portfolio  will realize a profit from a closing sale  transaction  if the price of the  transaction  is more than the premium  paid to  purchase  the  option;  the  Portfolio  will  realize a loss from a closing  sale transaction if the price of the transaction is less than the premium paid to purchase the option.

         The  Portfolio  will  generally  purchase or write only those options for which there appears to be an active secondary  market.  If, however,  there is no liquid secondary market when the Sub-advisor  wishes to close out an option the  Portfolio  has  purchased,  it might not be  possible  to effect a closing  sale transaction,  so that the  Portfolio  would have to exercise  its options in order to realize any profit and would incur brokerage  commissions upon the exercise of call options and upon the subsequent  disposition of underlying  securities for the exercise of put options.  If the Portfolio,  as a covered call option writer, is unable to effect a closing purchase  transaction in a secondary  market,  it will not be able to sell the underlying  security  until the option  expires or it delivers  the  underlying  security  upon  exercise or otherwise covers the position.

         In  addition  to options on  securities,  the  Portfolio  may also  purchase  and sell call and put options on  securities  indices.  The  Portfolio  may offset its  position in stock index  options  prior to expiration by entering into a closing  transaction  on an exchange or it may let the option it has purchased expire  unexercised.  The  Portfolio  may write put and call  options on stock  indices for the  purposes of increasing its gross income,  thereby  partially  protecting its portfolio  against declines in the value of the  securities it owns or increases in the value of securities to be acquired.  In addition,  the Portfolio may purchase put and call options on stock  indices in order to hedge its  investments  against a decline in value or to attempt to reduce the risk of missing a market or industry  segment  advance.  While one purpose of writing such options is to generate  additional income for the Portfolio,  the Portfolio  recognizes that it may be  required  to  deliver an amount of cash in excess of the  market  value of a stock  index at such time as an option  written by the  Portfolio  is  exercised  by the holder.  Because  options on  securities indices  require  settlement in cash, the  Sub-advisor  may be forced to liquidate  portfolio  securities to meet settlement  obligations.  The Portfolio will not purchase  options on indexes unless the Sub-advisor is satisfied  with the  development,  depth and  liquidity of the market and  believes  that the options can be closed out.

         Although the Sub-advisor will attempt to take  appropriate  measures to minimize the risks relating to the  Portfolio's  writing of put and call  options,  there can be no assurance  that the  Portfolio  will succeed in any option-writing program it undertakes.

         Additional  information  about  options on  securities  and  securities  indices and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Futures  Contracts  and Options on Futures.  The Portfolio  may enter into futures  contracts  that are traded on a U.S.  exchange or board of trade.  Although the Portfolio has no current  intention of using options on futures  contracts,  the Portfolio  may at some future date enter into such options.  Investments in futures  contracts and related  options will be made by the  Portfolio  solely for the purpose of hedging against  changes  in the value of its  portfolio  securities  or in the value of  securities  it  intends to purchase.  Such  investments  will only be made if they are  economically  appropriate  to the  reduction of risks  involved in the  management of the  Portfolio.  In this regard,  the Portfolio may enter into futures contracts or options on futures  relating to securities  indices or other financial  instruments,  including but not limited to U.S.  Government  securities.  Futures  exchanges  and  trading in the United  States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

         Initial  margin  payments   required  in  connection   with  futures   contracts  will  range  from
approximately  1% to 10% of the  contract  amount.  Initial  margin  amounts  are  subject  to change by the exchange or board of trade on which the  contract  is traded,  and brokers or members of such board of trade may charge higher  amounts.  At any time prior to the  expiration of a futures  contract,  the portfolio may elect to close  the  position  by  taking  an  opposite  position,  which  will  operate  to  terminate  the
Portfolio's  existing position in the contract.  At expiration,  certain futures contracts,  including stock and bond index  futures,  are settled on a net cash  payment  basis  rather than by the sale and delivery of the securities underlying the futures contracts.

         The  potential  loss related to the  purchase of an option on a futures  contract is limited to the premium paid for the option (plus  transaction  costs).  There are no daily cash  payments by the  purchaser of an option on a futures  contract to reflect  changes in the value of the  underlying  contract;  however, the value of the option does change  daily and that change  would be reflected in the net asset value of the
Portfolio.

         The  Sub-advisor  may use such  instruments  for the  Portfolio  depending  upon market  conditions prevailing  at the time and the  perceived  investment  needs of the  Portfolio.  In the event the Portfolio enters into futures  contracts or writes related options,  an amount of cash or other liquid assets equal to the market value of the contract will be segregated  with the  Portfolio's  custodian to  collateralize  the positions, thereby insuring that the use of the contract is unleveraged.

         The  Sub-advisor  may have  difficulty  selling or buying  futures  contracts  and options  when it chooses.  In addition,  hedging  practices may not be available,  may be too costly to be used  effectively, or may be unable to be used for other reasons.

         Additional  information  about futures  contracts,  options on futures contracts and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment  Opportunities  and  Related  Limitations.  Affiliates  of the  Sub-advisor  may, in the ordinary  course of their  business,  acquire  for their own account or for the  accounts of their  advisory clients,  significant (and possibly  controlling)  positions in the securities of companies that may also be suitable for  investment by the Portfolio.  The  securities in which the Portfolio  might invest may thereby be limited to some extent.  For instance,  many  companies in the past several years have adopted  so-called
"poison  pill"  or  other  defensive   measures   designed  to  discourage  or  prevent  the  completion  of non-negotiated  offers for control of the company.  Such defensive  measures may have the effect of limiting the shares of the company  that might  otherwise  be  acquired by the  Portfolio  if the  affiliates  of the
Sub-advisor  or their  advisory  accounts  have or acquire a  significant  position in the same  securities.
However,  the  Sub-advisor  does not believe that the investment  activities of its  affiliates  will have a material  adverse  effect upon the Portfolio in seeking to achieve its investment  objectives.  In addition, orders for the  Portfolio  generally  are accorded  priority of execution  over orders  entered on behalf of accounts in which the Sub-advisor or its affiliates  have a substantial  pecuniary  interest.  The Portfolio may invest in the  securities  of companies  that are  investment  management  clients of the  Sub-advisor's affiliates.  In addition,  portfolio  companies or their officers or directors may be minority  shareholders of the Sub-advisor or its affiliates.

         Investment Policies Which May be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the  AST  Gabelli  All-Cap  Value  Portfolio.  These  limitations  are  not  Fundamental restrictions and can be changed without shareholder approval.  The Portfolio may not:

         1.       Purchase  securities on margin,  but it may obtain such  short-term  credits from banks as may be necessary for the clearance of purchase and sales of securities;

         2.       Mortgage,  pledge or  hypothecate  any of its  assets  except  that,  in  connection  with permissible  borrowings,  not more than 20% of the assets of the Portfolio (not including  amounts borrowed)
may be used as collateral;

         3.       Invest in the  securities of other  investment  companies  except in  compliance  with the
Investment Company Act of 1940;

         4.       Invest,  in the  aggregate,  more than 15% of the value of its total assets in  securities for which market  quotations are not readily  available,  securities that are restricted for public sale, or in repurchase agreements maturing or terminable in more than seven days;

         5.       Sell  securities  short,  except  that the  Portfolio  may make short sales if it owns the securities  sold short or has the right to acquire such securities  through  conversion or exchange of other securities it owns; or

6.       Invest in companies for the purpose of exercising control.

AST Kinetics Internet Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term growth of capital.

Investment Policies:

         The Portfolio is designed for  long-term  investors  who  understand  and are willing to accept the risk of loss  involved in  investing  in a mutual fund  seeking  long-term  capital  growth.  Except  during temporary  defensive  periods,  the  Portfolio  invests at least 65% of its total  assets in  securities  of companies that provide products or services designed for the Internet.

         Preferred  Stock.  Some preferred  stocks in which the Portfolio may invest may be convertible into common  stock.  Convertible  securities  are  securities  that  may be  converted  into or  exchanged  for a specified  amount of common stock of the same or different  issuer  within a particular  period of time at a specified  price  or  formula.  Additional  information  on  preferred  stock  is  included  in the  Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Fixed-Income  Securities.  The Portfolio may invest in debt securities  including those convertible into common  stocks.  The  convertible  and  non-convertible  debt  obligations  in which the  Portfolio may invest  are in  general  those  rated,  at the time of  purchase,  CCC or  higher by S&P or Caa or higher by
Moody's, or determined to be of comparable quality by the Sub-advisor if the security is unrated.

         Securities in these lowest  investment  grade  categories  (CCC or Caa) are  considered to be below investment  grade  securities  that  may not have  adequate  capacity  to pay  principal  or that  otherwise generally lack the  characteristics  of desirable  investments.  As compared to debt  securities with higher ratings,  these "high risk"  securities  are  vulnerable  to  nonpayment  and depend to a larger degree upon favorable business,  financial and economic  conditions for the obligor to meet its financial  commitment on the obligation.

         The Portfolio may continue to hold (1) debt  securities  rated below the prescribed  minimum rating categories if such  securities'  ratings are the result of a reduction  after purchase by the Portfolio;  or
(2) unrated  securities  which the  Sub-advisor  determines  no longer meet its quality  criteria  described above  after  purchase by the  Portfolio;  or (3) unrated  securities  for which S&P or Moody's  prescribe a rating lower than CCC or Caa,  respectively  after purchase by the Portfolio,  provided,  however,  that the aggregate  amount of a Portfolio's  investments in such downgraded  securities do not exceed 5% of its total net assets.  Please see the "Appendix" to this Statement for a description of debt security ratings.

         Additional  information on  fixed-income  or debt securities  (including  lower-rated  fixed income securities)  and their risks is included in this  Statement and the Trust's  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Depositary  Receipts  and Foreign  Investments.  The  Portfolio  may invest in American  Depositary
Receipts  ("ADRs")  or  other  forms of  depositary  receipts,  such as  International  Depositary  Receipts
("IDRs").  Investments in these types of securities  involve  certain  inherent risks  generally  associated with  investments  in foreign  securities,  including  those  relating to political  and  economic  factors, currency  fluctuation,  and  foreign  withholding  taxes.  A change  in the  value of any  foreign  currency against  the U.S.  dollar  will  result in a  corresponding  change in the U.S.  dollar  value of  portfolio securities  underlying  an ADR  that  are  denominated  in  that  currency.  The  Portfolio  may  also  make investments directly in foreign companies that are engaged in the Internet and  Internet-related  activities and whose equity  securities  trade outside of the U.S. For additional  information on depositary  receipts, foreign  securities  generally,  and their  risks,  see this  Statement  and the  Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Futures  Contracts.  The Portfolio may purchase and sell  financial  futures  contracts and related options for hedging  purposes and/or as a substitute for direct  investment.  For additional  information on futures  contracts  and their risks,  see this  Statement  and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Options  Transactions:  Most mutual funds that use option  strategies to hedge portfolio  positions do not depend  solely on the option  profit or loss to justify the use of options,  because  such funds also take into account the profit or loss of the underlying securities.

                  Purchasing  Put and Call  Options.  The  Portfolio  may  purchase  put and call options on securities  eligible  for  purchase  by the  Portfolio  and on  securities  indices.  Prior to  exercise  or expiration,  the Portfolio may sell an option through a "closing sale  transaction,"  which is  accomplished by selling an option of the same series as the option  previously  purchased.  The Portfolio  generally will purchase  only those  options for which the  Sub-advisor  believes  there is an active  secondary  market to facilitate closing transactions.

         The  Portfolio  may purchase  call options to hedge  against an increase in the price of securities that the Portfolio  wants  ultimately to buy. Such hedge  protection is provided during the life of the call option since the  Portfolio,  as holder of the call option,  is able to buy the  underlying  security at the exercise price  regardless of any increase in the underlying  security's  market price.  In order for a call option to be  profitable,  the market price of the  underlying  security  must rise  sufficiently  above the exercise price to cover the premium and transaction costs.

                  Writing  Call  Options.  The  Portfolio  may write  covered  call  options  on  securities eligible  for purchase by the  Portfolio.  A call option is  "covered"  if the  Portfolio  owns the security underlying the call or has an absolute right to acquire the security without  additional cash  consideration
(or, if additional cash  consideration  is required,  cash or cash equivalents in such amount are segregated with the Portfolio's custodian).

                  Writing Put  Options.  The  Portfolio  may also write put options on  securities  eligible for purchase by the  Portfolio.  If the  Portfolio  writes a put option,  it will, at all times when the put option  is  outstanding,  segregate  cash or other  liquid  assets in an amount  equal to or  exceeding  its potential  obligation  under the option,  or will own an option to sell the  underlying  security at a price equal to or greater than the exercise price of the put option.

         A writer of an option may not effect a closing purchase  transaction  after it has been notified of the exercise of the option.  Effecting a closing  transaction  in the case of a written  call option  allows the cash or proceeds from the concurrent  sale of any securities  subject to the option to be used for other investments of the Portfolio.

         The Portfolio  realizes a gain from a closing  transaction  if the cost of the closing  transaction is less than the premium  received from writing the option or if the proceeds  from the closing  transaction are more than the  premium  paid to  purchase  the  option.  The  Portfolio  realizes  a loss from a closing transaction  if the cost of the closing  transaction  is more than the  premium  received  from  writing the option or if the  proceeds  from the  closing  transaction  are less than the premium  paid to purchase  the option.

                  Risk  Factors in Options  Transactions.  The  successful  use of options by the  Portfolio depends on the ability of the  Sub-advisor to forecast  correctly  interest rate and market  movements.  For example,  if the  Portfolio  were to write a call option  based on the  Sub-advisor's  expectation  that the price of the  underlying  security would fall,  but the price were to rise instead,  the Portfolio  could be required to sell the security upon exercise at a price below the current  market  price.  Similarly,  if the
Portfolio  were to  write a put  option  based  on the  Sub-advisor's  expectation  that  the  price  of the underlying  security  would rise,  but the price were to fall instead,  the  Portfolio  could be required to purchase the security upon exercise at a price higher than the current market price.

         When the Portfolio  purchases an option,  it runs the risk that it will lose its entire  investment in the option in a relatively  short period of time,  unless the  Portfolio  exercises  the option or enters into a closing sale  transaction  before the option's  expiration.  If the price of the underlying  security does not rise (in the case of a call) or fall (in the case of a put) to an  extent  sufficient  to cover the option  premium  and  transaction  costs,  the  Portfolio  will  lose part or all of its  investment  in the option.  This  contrasts  with  an  investment  by the  Portfolio  in the  underlying  security,  since  the
Portfolio will not realize a loss if the security's price does not change.

         The  effective  use of  options  also  depends  on the  Portfolio's  ability  to  terminate  option positions  at times  when the  Sub-advisor  deems it  desirable  to do so.  There is no  assurance  that the
Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

         A market may at times find it  necessary  to impose  restrictions  on  particular  types of options transactions,  such  as  opening  transactions.  For  example,  if an  underlying  security  ceases  to meet qualifications  imposed  by the  market or an options  clearing  corporation,  new series of options on that security will no longer be opened to replace  expiring series,  and opening  transactions in existing series may be  prohibited.  If an options  market were to become  illiquid,  the Portfolio as a holder of an option would be able to realize  profits or limit  losses only by  exercising  the option,  and the  Portfolio,  as option writer, would remain obligated under the option until expiration or exercise.

         Disruptions  in the  markets  for  the  securities  underlying  options  purchased  or  sold by the
Portfolio could result in losses on the options.  If trading is interrupted in an underlying  security,  the trading of options on that  security is normally  halted as well.  As a result,  the  Portfolio as purchaser or writer of an option will be unable to close out its positions until options trading  resumes,  and it may be faced with  considerable  losses if trading in the security  reopens at a substantially  different price.
In addition, an options clearing corporation or other options markets may impose exercise restrictions.

                  Dealer  Options.  The Portfolio may engage in  transactions  involving  dealer  options as well as  exchange-traded  options.  Certain risks are specific to dealer options.  While the Portfolio might look to an exchange's clearing corporation to exercise  exchange-traded  options, if the Portfolio purchases a dealer  option it must rely on the  selling  dealer to  perform if the  Portfolio  exercises  the  option.
Failure by the dealer to do so would  result in the loss of the  premium  paid by the  Portfolio  as well as loss of the expected benefit of the transaction.

         Additional  information  about options  transactions  and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Temporary  Investments.  Due to the  changing  nature of the Internet  and related  companies,  the national  economy  and market  conditions,  the  Portfolio  may, as a temporary  defensive  measure,  invest without  limitation in short-term  debt  securities  and money market  securities  with a rating of A2-P2 or higher.

         In order to have funds  available for redemption and  investment  opportunities,  the Portfolio may also hold a portion of its assets in cash or U.S.  short-term  money  market  instruments.  Certificates  of deposit  purchased by the Portfolio  will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers'  acceptances  purchased by the Portfolio will be guaranteed by U.S. or foreign  banks  having total  assets at the time of purchase in excess of $1 billion.  Under  normal  market conditions,  the Portfolio  anticipates that not more than 10% of its total assets will be invested in these short-term instruments or held in cash.

         Portfolio  Turnover.  In order to qualify  for the  beneficial  tax  treatment  afforded  regulated investment  companies,  and to be  relieved  of Federal  tax  liabilities,  the  Portfolio  must  distribute substantially  all of its net income to shareholders  generally on an annual basis.  Thus, the Portfolio may have to dispose of portfolio  securities  under  disadvantageous  circumstances  to generate  cash or borrow cash in order to satisfy the  distribution  requirement.  The  Portfolio  does not trade in  securities  for short-term profits but, when circumstances  warrant,  securities may be sold without regard to the length of time they have been held.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Kinetics Internet  Portfolio.  The limitations are not "fundamental"  restrictions and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not invest  more than 15% of the value of its net assets in  illiquid securities,  restricted  securities,  and other  securities  for which  market  quotations  are not  readily available.

         2.       The Portfolio will not purchase or sell commodities or commodity  contracts,  or invest in oil, gas or mineral  exploration  or  development  programs or real estate,  except that the  Portfolio  may purchase and sell  securities of companies  that deal in oil,  gas, or mineral  exploration  or  development programs or interests therein.

AST T. Rowe Price Natural Resources Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to seek  long-term  growth of capital through  investment  primarily  in common  stocks of  companies  which  own,  develop,  refine,  service  or transport  natural  resources and other basic  commodities.  Current income is not a factor in the selection of stocks for  investment  by the  Portfolio.  Total return will consist  primarily of capital  appreciation
(or depreciation).

Investment  Policies:  The Portfolio  will normally  have  primarily all of its assets in equity  securities
(e.g.,  common  stocks).  This  portion  of the  Portfolio's  assets  will be subject to all of the risks of investing  in  the  stock  market.  Up to  50%  of  the  Portfolio's  assets  may  be  invested  in  foreign securities.  The portion of the  Portfolio's  assets  invested in foreign  securities will be subject to the additional  risks of  international  investing.  Please see the  discussion  under "Certain Risk Factors and
Investment  Methods"  for more  information  about the risk factors of foreign  investing.  There is risk in all  investment.  The value of the portfolio  securities of the Portfolio will  fluctuate  based upon market conditions.  Although  the  Portfolio  seeks to reduce risk by investing in a  diversified  portfolio,  such diversification  does not  eliminate  all risk.  The  fixed-income  securities  in which the  Portfolio  may invest include, but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other debt securities  issued by the U.S.
Treasury.  These are direct  obligations  of the U.S.  Government  and differ  mainly in the length of their maturities.

         U.S. Government Agency Securities.  Issued or guaranteed by U.S. Government  sponsored  enterprises and federal  agencies.  These  include  securities  issued by the  Federal  National  Mortgage  Association,
Government  National  Mortgage  Association,  Federal  Home Loan Bank,  Federal  Land  Banks,  Farmers  Home
Administration,  Banks for Cooperatives,  Federal  Intermediate  Credit Banks,  Federal Financing Bank, Farm
Credit  Banks,  the  Small  Business  Association,  and  the  Tennessee  Valley  Authority.  Some  of  these securities  are  supported  by the full  faith  and  credit  of the U.S.  Treasury;  and the  remainder  are supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and other  short-term  debt
obligations.   Certificates  of  deposit  are  short-term   obligations  of  commercial  banks.  A  bankers'
acceptance  is a  time  draft  drawn  on a  commercial  bank  by a  borrower,  usually  in  connection  with international  commercial  transactions.  Certificates  of deposit  may have fixed or  variable  rates.  The
Portfolio may invest in U.S. banks,  foreign  branches of U.S. banks,  U.S.  branches of foreign banks,  and foreign branches of foreign banks.

         Short-Term  Corporate  Debt  Securities.   Outstanding  nonconvertible  corporate  debt  securities
(e.g.,  bonds and  debentures)  which have one year or less remaining to maturity.  Corporate notes may have fixed, variable, or floating rates.

         Commercial  Paper.  Short-term  promissory  notes  issued  by  corporations  primarily  to  finance short-term credit needs.  Certain notes may have floating or variable rates.

         Foreign  Government   Securities.   Issued  or  guaranteed  by  a  foreign  government,   province,
instrumentality, political subdivision or similar unit thereof.

         Savings  and Loan  Obligations.  Negotiable  certificates  of  deposit  and other  short-term  debt obligations of savings and loan associations.

         Supranational  Entities.  The Portfolio may also invest in the securities of certain  supranational entities, such as the International Development Bank.

         Debt  Obligations.  Although  primarily  all of the  Portfolio's  assets  are  invested  in  common stocks,  the Portfolio may invest in convertible  securities,  corporate and government  debt securities and preferred  stocks which hold the prospect of contributing  to the achievement of the Portfolio's  objective.
See  this  Statement  under  "Certain  Risk  Factors  and  Investment  Methods,"  for a  discussion  of debt obligations.

         The  Portfolio's  investment  program  permits it to purchase below  investment  grade  securities.
Since  investors  generally  perceive  that there are greater  risks  associated  with  investment  in lower quality  securities,  the yields from such securities  normally exceed those  obtainable from higher quality securities.  However,  the principal  value of lower-rated  securities  generally will fluctuate more widely than higher quality  securities.  Lower quality  investments entail a higher risk of default -- that is, the nonpayment of interest and principal by the issuer than higher  quality  investments.  Such  securities  are also subject to special risks,  discussed  below.  Although the Portfolio  seeks to reduce risk by portfolio diversification,  credit  analysis,  and  attention  to  trends in the  economy,  industries  and  financial markets,  such  efforts  will not  eliminate  all risk.  There can,  of  course,  be no  assurance  that the
Portfolio will achieve its investment objective.

         After  purchase  by the  Portfolio,  a debt  security  may cease to be rated or its  rating  may be reduced  below the minimum  required for  purchase by the  Portfolio.  Neither  event will require a sale of such security by the  Portfolio.  However,  Sub-advisor  will consider  such event in its  determination  of whether the  Portfolio  should  continue  to hold the  security.  To the extent  that the  ratings  given by
Moody's  or S&P may  change as a result of  changes  in such  organizations  or their  rating  systems,  the
Portfolio  will attempt to use  comparable  ratings as standards  for  investments  in  accordance  with the investment policies contained in the prospectus.

         Risks of  Low-Rated  Debt  Securities.  The  Portfolio  may invest in low  quality  bonds  commonly referred to as "junk  bonds."  Junk bonds are  regarded as  predominantly  speculative  with  respect to the issuer's  continuing  ability  to meet  principal  and  interest  payments.  Because  investment  in low and lower-medium  quality bonds involves greater  investment  risk, to the extent the Portfolio  invests in such bonds,  achievement of its investment  objective will be more  dependent on  Sub-advisor's  credit  analysis than would be the case if the  Portfolio  was  investing in higher  quality  bonds.  For a discussion of the special risks  involved in low-rated  bonds,  see this Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Mortgage-Backed  Securities.  Mortgage-backed  securities are securities representing interest in a pool of mortgages.  After purchase by the  Portfolio,  a security may cease to be rated or its rating may be reduced  below the minimum  required for  purchase by the  Portfolio.  Neither  event will require a sale of such security by the Portfolio.  However,  the Sub-advisor will consider such event in its  determination of whether the  Portfolio  should  continue  to hold the  security.  To the extent  that the  ratings  given by
Moody's  or S&P may  change as a result of  changes  in such  organizations  or their  rating  systems,  the
Portfolio  will attempt to use  comparable  ratings as standards  for  investments  in  accordance  with the investment  policies continued in the Trust's  Prospectus.  For a discussion of  mortgage-backed  securities and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are  obligations  fully  collateralized  by a portfolio of mortgages or mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain classes of CMOs have  priority  over others with  respect to the receipt of  prepayments  on the  mortgages.
Therefore,  depending on the type of CMOs in which a Portfolio  invests,  the investment may be subject to a greater or lesser risk of  prepayment  than other types of  mortgage-related  securities.  For an additional discussion  of CMOs and certain risks  involved  therein,  see the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Asset-Backed  Securities.  The  Portfolio  may invest a portion  of its assets in debt  obligations known as asset-backed  securities.  The credit quality of most asset-backed  securities depends primarily on the credit quality of the assets  underlying  such  securities,  how well the entity issuing the security is insulated  from the  credit  risk of the  originator  or any other  affiliated  entities  and the amount and quality of any credit support  provided to the  securities.  The rate of principal  payment on  asset-backed securities  generally  depends on the rate of principal  payments received on the underlying assets which in turn  may be  affected  by a  variety  of  economic  and  other  factors.  As a  result,  the  yield  on any asset-backed  security is difficult to predict  with  precision  and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities which are backed by  receivables  from motor  vehicle  installment  sales  contracts  or  installment  loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable  Securities.  The Portfolio may invest in  asset-backed  securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The Sub-advisor  anticipates that asset-backed  securities backed by assets other  than  those  described  above  will be  issued  in the  future.  The  Portfolio  may  invest  in such securities  in the future if such  investment  is otherwise  consistent  with its  investment  objective and policies.  For a  discussion  of these  securities,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Stripped Agency Mortgage-Backed  Securities.  Stripped Agency Mortgage-Backed  securities represent interests  in a pool of  mortgages,  the  cash  flow of which  has been  separated  into  its  interest  and principal  components.  "IOs"  (interest  only  securities)  receive the  interest  portion of the cash flow while "POs"  (principal only  securities)  receive the principal  portion.  Stripped Agency  Mortgage-Backed
Securities  may be issued by U.S.  Government  Agencies  or by private  issuers  similar to those  described above with respect to CMOs and  privately-issued  mortgage-backed  certificates.  As interest rates rise and fall,  the  value of IOs  tends to move in the same  direction  as  interest  rates.  The value of the other mortgage-backed  securities  described  herein,  like  other  debt  instruments,  will  tend  to move in the opposite  direction  compared to interest  rates.  Under the Internal  Revenue Code of 1986, as amended (the
"Code"),  POs may generate  taxable income from the current  accrual of original issue  discount,  without a corresponding distribution of cash to the Portfolio.

         The cash flows and yields on IO and PO classes are  extremely  sensitive  to the rate of  principal payments  (including  prepayments) on the related  underlying  mortgage assets. For example, a rapid or slow rate of principal  payments may have a material  adverse  effect on the prices of IOs or POs,  respectively.
If the  underlying  mortgage  assets  experience  greater than  anticipated  prepayments  of  principal,  an investor  may fail to recoup  fully its  initial  investment  in an IO class of a  stripped  mortgage-backed security,  even if the IO class is rated AAA or Aaa or is derived  from a full faith and credit  obligation.
Conversely,  if the underlying mortgage assets experience slower than anticipated  prepayments of principal, the  price  on a PO class  will be  affected  more  severely  than  would  be the  case  with a  traditional mortgage-backed security.

         The  Portfolio  will  treat IOs and POs,  other than  government-issued  IOs or POs backed by fixed rate  mortgages,  as  illiquid  securities  and,  accordingly,  limit its  investments  in such  securities, together  with all other  illiquid  securities,  to 15% of the  Portfolio's  net  assets.  Sub-advisor  will determine the liquidity of these investments  based on the following  guidelines:  the type of issuer;  type of  collateral,  including  age and  prepayment  characteristics;  rate of  interest  on coupon  relative to current  market  rates and the  effect  of the rate on the  potential  for  prepayments;  complexity  of the issue's  structure,  including the number of tranches;  size of the issue and the number of dealers who make a market in the IO or PO. The  Portfolio  will treat  non-government-issued  IOs and POs not backed by fixed or adjustable rate mortgages as illiquid unless and until the SEC modifies its position.

         Writing  Covered  Call  Options.  The  Portfolio  may  write  (sell)  American  or  European  style
"covered"  call  options and purchase  options to close out options  previously  written by a Portfolio.  In writing  covered call options,  the Portfolio  expects to generate  additional  premium  income which should serve to enhance the  Portfolio's  total  return and reduce the effect of any price  decline of the security or currency  involved in the option.  Covered  call  options  will  generally  be written on  securities  or currencies  which,  in Sub-advisor is opinion,  are not expected to have any major price  increases or moves in the near  future  but  which,  over the long  term,  are  deemed  to be  attractive  investments  for the
Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the  security or  currency  subject to the option or an option to  purchase  the same  underlying security or currency,  having an exercise  price equal to or less than the exercise  price of the  "covered"
option.  From time to time,  the  Portfolio  will  write a call  option  that is not  covered  but where the
Portfolio will establish and maintain with its custodian for the term of the option,  an account  consisting of  cash,  U.S.  government  securities  or other  liquid  high-grade  debt  obligations  or other  suitable collateral  as  permitted  by the SEC having a value equal to the  fluctuating  market value of the optioned securities or  currencies.  While such an option would be "covered"  with  sufficient  collateral to satisfy
SEC  prohibitions  on issuing  senior  securities,  this type of strategy  would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities or  currencies on which call options may be written will be purchased  solely on the  basis of  investment  considerations  consistent  with the  Portfolio's  investment  objective.  The writing of covered  call  options is a  conservative  investment  technique  believed to involve  relatively little risk (in contrast to the writing of naked or uncovered  options,  which the  Portfolio  will not do), but capable of enhancing  the  Portfolio's  total return.  When writing a covered call option,  a Portfolio, in return for the  premium,  gives up the  opportunity  for profit from a price  increase in the  underlying security or currency above the exercise price,  but conversely  retains the risk of loss should the price of the security or currency  decline.  Unlike one who owns  securities or currencies  not subject to an option, the Portfolio has no control over when it may be required to sell the  underlying  securities or currencies, since it may be assigned an  exercise  notice at any time prior to the  expiration  of its  obligation  as a writer.  If a call option which the Portfolio  has written  expires,  the  Portfolio  will realize a gain in the  amount of the  premium;  however,  such gain may be offset  by a  decline  in the  market  value of the underlying  security or currency  during the option period.  If the call option is exercised,  the Portfolio will realize a gain or loss from the sale of the  underlying  security or currency.  The Portfolio  does not consider a security or currency  covered by a call to be "pledged"  as that term is used in the  Portfolio's policy which limits the pledging or mortgaging  of its assets.  If the Portfolio  writes  uncovered  options as  described  above it will bear the risk of having to  purchase  the  security  subject to the option at a price  higher  than  the  exercise  price  of the  option.  As the  price  of a  security  could  appreciate substantially, the Portfolio's loss could be significant.

         Call  options  written by the  Portfolio  will  normally  have  expiration  dates of less than nine months  from the date  written.  The  exercise  price of the  options  may be below,  equal to, or above the current  market  values of the  underlying  securities  or  currencies  at the time the options are written.
From time to time,  the  Portfolio  may  purchase  an  underlying  security  or  currency  for  delivery  in accordance  with an exercise  notice of a call option  assigned to it, rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

         The premium  received is the market  value of an option.  The premium the  Portfolio  will  receive from writing a call option will reflect,  among other  things,  the current  market price of the  underlying security or currency,  the  relationship  of the exercise price to such market price,  the historical  price volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made,  Sub-advisor,  in determining  whether a particular call option should be written on a  particular  security or  currency,  will  consider the  reasonableness  of the  anticipated premium  and the  likelihood  that a liquid  secondary  market  will exist for those  options.  The  premium received by the  Portfolio  for  writing  covered  call  options  will be  recorded  as a  liability  of the
Portfolio.  This liability will be adjusted  daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is computed  (close of the New York Stock  Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated upon expiration of the option,  the purchase of an identical option in a closing  transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The  Portfolio  will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more  than  the  premium  received  from the  writing  of the  option.  Because increases in the market price of a call option will generally  reflect  increases in the market price of the underlying  security or currency,  any loss  resulting  from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result,  the aggregate  market value of all portfolio  securities or currencies  covering call or put options exceeds 25% of the market value of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets  covering  written calls and puts, the value of purchased  calls and puts on identical  securities or currencies with identical maturity dates.

         Writing  Covered Put  Options.  The  Portfolio  may write  American or European  style  covered put options and purchase options to close out options previously written by the Portfolio.

         The  Portfolio  would write put options  only on a covered  basis,  which means that the  Portfolio would maintain in a segregated  account cash,  U.S.  government  securities or other liquid  high-grade debt obligations  in an amount not less than the exercise  price or the Portfolio  will own an option to sell the underlying  security or currency  subject to the option  having an exercise  price equal to or greater  than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure  payment of the exercise  price.) The Portfolio  would generally  write covered put options in  circumstances  where the
Sub-advisor  wishes to purchase the underlying  security or currency for the Portfolio at a price lower than the  current  market  price of the  security  or  currency.  In such event the  Portfolio  would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also receive  interest on debt  securities  or currencies maintained  to cover the  exercise  price of the option,  this  technique  could be used to enhance  current return  during  periods  of market  uncertainty.  The risk in such a  transaction  would be that the  market price of the  underlying  security or currency  would  decline  below the  exercise  price less the premiums received.  Such a decline  could be  substantial  and  result in a  significant  loss to the  Portfolio.  In addition,  the  Portfolio,  because it does not own the specific  securities or  currencies  which it may be required to purchase in exercise of the put,  cannot  benefit  from  appreciation,  if any,  with respect to such specific securities or currencies.

         The Portfolio  will not write a covered put option if, as a result,  the aggregate  market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical maturity dates.

         Purchasing  Put Options.  The Portfolio  may purchase  American or European  style put options.  As the holder of a put option,  the Portfolio has the right to sell the underlying  security or currency at the exercise  price at any time during the option  period  (American  style) or at the  expiration of the option
(European  style).  The  Portfolio  may enter into closing sale  transactions  with respect to such options, exercise them or permit them to expire.  The  Portfolio  may purchase put options for defensive  purposes in order to protect  against an anticipated  decline in the value of its  securities or currencies.  An example of such use of put  options is  provided in this  Statement  under  "Certain  Risk  Factors  and  Investment
Methods."

         The premium  paid by the  Portfolio  when  purchasing  a put option will be recorded as an asset of the  Portfolio.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is computed  (close of New York Stock  Exchange),  or, in the  absence of such  sale,  the latest bid price.  This asset will be terminated  upon  expiration  of the  option,  the selling  (writing)  of an  identical  option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

         Purchasing  Call Options.  The Portfolio may purchase  American or European style call options.  As the holder of a call option,  the  Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option  period  (American  style) or at the  expiration of the option  (European  style).  The  Portfolio  may enter into  closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The  Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax  consequences  which could reduce its current  return.  The
Portfolio  may also  purchase  call options in order to acquire the  underlying  securities  or  currencies.
Examples of such uses of call  options are  provided  in this  Statement  under  "Certain  Risk  Factors and
Investment Methods."

         The Portfolio  may also  purchase  call options on  underlying  securities or currencies it owns in order to  protect  unrealized  gains on call  options  previously  written  by it.  A call  option  would be purchased  for this purpose where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction.  Call options may also be purchased at times to avoid realizing losses.

         The  Portfolio  will not commit more than 5% of its total assets to premiums when  purchasing  call or put options.

         Dealer  (Over-the-Counter)  Options.  The Portfolio  may engage in  transactions  involving  dealer options.  Certain  risks are  specific  to dealer  options.  While the  Portfolio  would  look to a clearing corporation to exercise  exchange-traded  options,  if the Portfolio  were to purchase a dealer  option,  it would rely on the dealer  from whom it  purchased  the  option to  perform  if the  option  were  exercised.
Failure by the dealer to do so would  result in the loss of the  premium  paid by the  Portfolio  as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer  options,  see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in  Futures.  The  Portfolio  may enter into  futures  contracts,  including stock index,  interest  rate and currency  futures  ("futures"  or "futures  contracts").  The Portfolio may also enter into futures on  commodities  related to the types of companies in which it invests,  such as oil and gold futures.  Otherwise the nature of such futures and the  regulatory  limitations  and risks to which they are subject are the same as those described below.

         Stock index  futures  contracts  may be used to attempt to hedge a portion of the  Portfolio,  as a cash  management  tool,  or as an  efficient  way for the  Sub-advisor  to  implement  either an increase or decrease  in  portfolio  market  exposure  in response to changing  market  conditions.  The  Portfolio  may purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the Portfolio successfully,  the  Portfolio  must sell  futures  contacts  with  respect to indices  or  subindices  whose movements will have a significant correlation with movements in the prices of the Portfolio's securities.

         Interest rate or currency  futures  contracts  may be used to attempt to hedge  against  changes in prevailing  levels of interest rates or currency  exchange  rates in order to establish more  definitely the effective  return on  securities  or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the  Portfolio  could sell  interest  rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and  purchase  such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio  will enter into futures  contracts  which are traded on national or foreign  futures exchanges,  and  are  standardized  as  to  maturity  date  and  underlying  financial  instrument.  Futures exchanges  and trading in the United  States are  regulated  under the  Commodity  Exchange Act by the CFTC.
Although  techniques  other  than  the  sale  and  purchase  of  futures  contracts  could  be used  for the above-referenced  purposes,  futures  contracts  offer  an  effective  and  relatively  low  cost  means  of implementing the Portfolio's objectives in these areas.

                  Regulatory  Limitations.  The  Portfolio  will  engage in futures  contracts  and  options thereon  only for bona fide  hedging,  yield  enhancement,  and risk  management  purposes,  in each case in accordance with rules and regulations of the CFTC.

         The  Portfolio  may not purchase or sell futures  contracts or related  options if, with respect to positions which do not
qualify as bona fide  hedging  under  applicable  CFTC  rules,  the sum of the  amounts  of  initial  margin deposits  and  premiums  paid on those  positions  would  exceed 5% of the net asset value of the  Portfolio after taking into account  unrealized  profits and  unrealized  losses on any such  contracts it has entered into;  provided,  however,  that in the case of an option that is in-the-money at the time of purchase,  the in-the-money  amount may be excluded in calculating  the 5% limitation.  For purposes of this policy options on futures  contracts  and foreign  currency  options  traded on a  commodities  exchange will be considered
"related  options."  This  policy  may  be  modified  by the  Board  of  Trustees  of the  Trust  without  a shareholder vote and does not limit the percentage of the Portfolio's assets at risk to 5%.

         In  instances  involving  the  purchase of futures  contracts or the writing of call or put options thereon by the Portfolio,  an amount of cash, U.S.  government  securities or other liquid,  high-grade debt obligations,  equal to the market  value of the  futures  contracts  and options  thereon  (less any related margin deposits),  will be identified by the Portfolio to cover the position,  or alternative cover (such as owning an  offsetting  position)  will be employed.  Assets used as cover or held in an  identified  account cannot be sold while the position in the  corresponding  option or future is open,  unless they are replaced with similar  assets.  As a result,  the  commitment of a large portion of a Portfolio's  assets to cover or identified  accounts  could  impede  portfolio  management  or the  Portfolio's  ability to meet  redemption requests or other current obligations.
         Options on Futures  Contracts.  The  Portfolio  may  purchase and sell options on the same types of futures in which it may invest.  As an  alternative  to writing or purchasing  call and put options on stock index  futures,  the  Portfolio  may write or  purchase  call and put  options on  financial  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single  order to purchase or sell  futures  contracts  (or options  thereon)  may be made on behalf of the
Portfolio and other mutual funds or portfolios of mutual funds managed by the  Sub-advisor  or T. Rowe Price
International,  Inc.  Such  aggregated  orders  would  be  allocated  among  such  portfolios  in a fair and non-discriminatory manner.

         See this Statement and Trust's  Prospectus under "Certain Risk Factors and Investment  Methods" for a description of certain risks in options and future contracts.

         Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention of engaging in futures or options  transactions  other than those described  above, it reserves the right to do
so. Such futures and options  trading might  involve  risks which differ from those  involved in the futures and options described above.

         Foreign  Futures  and  Options.  The  Portfolio  is  permitted  to invest in  foreign  futures  and options.  For a description  of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Foreign   Securities.   The   Portfolio  may  invest  in  U.S.   dollar-denominated   and  non-U.S.
dollar-denominated  securities of foreign  issuers.  There are special risks in foreign  investing.  Certain of these risks are inherent in any  international  mutual fund while others  relate more to the countries in which the Portfolio  will invest.  Many of the risks are more  pronounced  for  investments in developing or emerging countries,  such as many of the countries of Southeast Asia, Latin America,  Eastern Europe and the
Middle East.  For an additional  discussion of certain  risks  involved in investing in foreign  securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency   Transactions.   A  forward  foreign  currency  exchange  contract  involves  an obligation to purchase or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the  contract  agreed  upon by the  parties,  at a price  set at the time of the  contract.
These contracts are principally  traded in the interbank market conducted  directly between currency traders
(usually  large,  commercial  banks)  and their  customers.  A forward  contract  generally  has no  deposit requirement, and no commissions are charged at any stage for trades.

         The  Portfolio may enter into forward  contracts  for a variety of purposes in connection  with the management  of the foreign  securities  portion of its  portfolio.  The  Portfolio's  use of such  contracts would include,  but not be limited to, the following.  First,  when the Portfolio enters into a contract for the purchase or sale of a security  denominated in a foreign  currency,  it may desire to "lock in" the U.S.
dollar price of the security.  Second,  when the  Sub-advisor  believes  that one currency may  experience a substantial  movement  against  another  currency,  including the U.S.  dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating  the value of some or all of the Portfolio's securities denominated in such foreign currency.  Alternatively,  where appropriate,  the
Portfolio may hedge all or part of its foreign  currency  exposure through the use of a basket of currencies or a proxy  currency where such currency or currencies act as an effective  proxy for other  currencies.  In such a case,  the Portfolio may enter into a forward  contract  where the amount of the foreign  currency to be sold exceeds the value of the securities  denominated  in such  currency.  The use of this basket hedging technique may be more  efficient and  economical  than  entering  into separate  forward  contracts for each currency held in the Portfolio.  The precise  matching of the forward  contract amounts and the value of the securities  involved  will not  generally be possible  since the future value of such  securities in foreign currencies  will change as a consequence of market  movements in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The  projection of short-term  currency market movement is extremely  difficult,  and the successful  execution of a short-term  hedging strategy is highly uncertain.  Under normal  circumstances,  consideration of the prospect for currency parities will be incorporated  into the  longer  term  investment  decisions  made  with  regard to  overall  diversification strategies.  However,  Sub-advisor  believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolio will be served.

         The  Portfolio  may  enter  into  forward  contracts  for any  other  purpose  consistent  with the
Portfolio's  investment  objective  and  policies.  However,  the  Portfolio  will not enter  into a forward contract,  or maintain  exposure to any such  contract(s),  if the amount of foreign currency required to be delivered  thereunder  would exceed the  Portfolio's  holdings of liquid,  high-grade  debt  securities  and currency  available for cover of the forward  contract(s).  In determining  the amount to be delivered under a contract, the Portfolio may net offsetting positions.

         At the maturity of a forward  contract,  the  Portfolio  may sell the  portfolio  security and make delivery  of the foreign  currency,  or it may retain the  security  and either  extend the  maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

         If the Portfolio  retains the  portfolio  security and engages in an  offsetting  transaction,  the
Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward contract prices. If the Portfolio engages in an offsetting  transaction,  it may subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign currency,  the Portfolio will realize a gain to the extent the price of the  currency it has agreed to sell  exceeds the price of the  currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the  currency  it has agreed to  purchase  exceeds  the price of the  currency it has agreed to sell.

         The Portfolio's  dealing in forward foreign currency  exchange  contracts will generally be limited to the  transactions  described  above.  However,  the  Portfolio  reserves  the right to enter into forward foreign  currency  contracts  for  different  purposes and under  different  circumstances.  Of course,  the
Portfolio is not required to enter into forward  contracts  with regard to its foreign  currency-denominated securities  and will not do so unless  deemed  appropriate  by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency  does not  eliminate  fluctuations in the  underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future date.
Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any  potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis. It will do so from time to time,  and  investors  should  be aware of the  costs of  currency  conversion.  Although  foreign  exchange dealers  do not  charge a fee for  conversion,  they do  realize  a  profit  based  on the  difference  (the
"spread")  between the prices at which they are buying and selling  various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the  Portfolio  at one rate,  while  offering a lesser rate of exchange should the  Portfolio  desire to resell that  currency  to the  dealer.  For a  discussion  of certain  risk factors  involved in foreign  currency  transactions,  see this Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Federal Tax  Treatment  of Options,  Futures  Contracts  and Forward  Foreign  Exchange  Contracts.
Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on  currencies, which offset a foreign  dollar  denominated  bond or currency  position may be considered  straddles for tax purposes  in which case a loss on any  position  in a straddle  will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising the  straddle  will be deemed not to begin until the  straddle  is  terminated.  The  holding  period of the security  offsetting an "in-the-money  qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased puts on  securities,  excluding  certain  "qualified covered  call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio to continue to qualify for federal  income tax treatment as a regulated investment  company,  at least 90% of its gross income for a taxable  year must be derived  from  qualifying income,  i.e.,  dividends,  interest,  income derived from loans of  securities,  and gains from the sale of securities or currencies.  Tax  regulations  could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a  result  of  the  "Taxpayer  Relief  Act of  1997,"  entering  into  certain  option,  futures contracts,  or  forward  contracts  may  result  in the  "constructive  sale" of  offsetting  stocks or debt securities of the Portfolio.

         Hybrid  Instruments.  Hybrid  Instruments  have been  developed and combine the elements of futures contracts,  options or other  financial  instruments  with those of debt,  preferred  equity or a depositary instrument  (hereinafter  "Hybrid  Instruments.  Hybrid Instruments may take a variety of forms,  including, but not limited to, debt instruments  with interest or principal  payments or redemption terms determined by reference to the value of a currency or commodity or securities  index at a future point in time,  preferred stock with dividend  rates  determined by reference to the value of a currency,  or  convertible  securities with the  conversion  terms related to a particular  commodity.  For a discussion of certain risks  involved in investing in hybrid instruments see this statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.   Although  the  Portfolio  has  no  current  intention,   in  the
foreseeable  future, of engaging in reverse  repurchase  agreements,  the Portfolio reserves the right to do
so.  Reverse  repurchase  agreements are ordinary  repurchase  agreements in which a Portfolio is the seller of,  rather than the  investor  in,  securities,  and agrees to  repurchase  them at an agreed upon time and price.  Use of a reverse  repurchase  agreement may be preferable to a regular sale and later  repurchase of the  securities  because  it  avoids  certain  market  risks and  transaction  costs.  A reverse  repurchase agreement may be viewed as a type of borrowing by the Portfolio.

         Warrants.  The  Portfolio  may  acquire  warrants.  For a  discussion  of  certain  risks  involved therein, see this Statement under "Certain Risk Factor and Investment Methods."

         Lending of Portfolio  Securities.  Securities  loans are made to  broker-dealers  or  institutional investors or other  persons,  pursuant to agreements  requiring  that the loans be  continuously  secured by collateral  at least  equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The collateral  received will consist of cash or U.S.  government  securities.  While the securities are being lent,  the Portfolio  will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the  investment  of the  collateral or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the  securities  on three  business  days'
notice or, in  connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for  purchases  and sales of such  securities  in such foreign  markets.  The Portfolio will not have the right to vote  securities  while they are being lent, but it will call a loan in  anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving  additional  collateral or in the recovery of the  securities  or possible  loss of rights in the  collateral  should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to approval by the SEC and certain  state  regulatory  agencies, the  Portfolio  may make loans to, or borrow  funds from,  other  mutual  funds  sponsored or advised by the
Sub-advisor  or T. Rowe Price  International,  Inc. The  Portfolio  has no current  intention of engaging in these practices at this time.

         When-Issued  Securities and Forward  Commitment  Contracts.  The Portfolio may purchase  securities on a "when-issued"  or delayed  delivery basis and may purchase  securities on a forward  commitment  basis.
Any or all of the  Portfolio's  investments  in  debt  securities  may be in the  form of  when-issueds  and forwards.  The price of such  securities,  which may be expressed  in yield terms,  is fixed at the time the commitment  to  purchase  is made,  but  delivery  and payment  take place at a later  date.  Normally,  the settlement  date occurs within 90 days of the purchase for  when-issueds,  but may be  substantially  longer for forwards.  The Portfolio  will cover its  commitments  with respect to these  securities by  maintaining cash and/or liquid,  high-grade debt securities with its custodian bank equal in value to these  commitments during the time between the purchase  and the  settlement.  Such  segregated  securities  either will mature or, if necessary,  be sold on or before the settlement  date.  For a discussion of these  securities and the risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Investment   Policies  Which  May  Be  Changed   Without   Shareholder   Approval.   The  following
limitations  are applicable to the AST T. Rowe Price Natural  Resources  Portfolio.  These  limitations  are not  "fundamental"  restrictions  and can be changed  by the  Trustees  without  shareholder  approval.  The
Portfolio will not:

         1.       Purchase additional securities when money borrowed exceeds 5% of its total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase  a futures  contract  or an option  thereon  if,  with  respect to  positions  in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial  margin and premiums on such options would exceed 5% of the Portfolio's net asset value;

         4.       Purchase  illiquid  securities  if, as a result,  more than 15% of its net assets would be invested in such  securities.  Securities  eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

         5.       Purchase  securities of open-end or closed-end  investment  companies except in compliance with the 1940 Act.

         6.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary for clearance  of  purchases  of  portfolio  securities  and (ii) the  Portfolio  may make  margin  deposits  in connection with futures contracts or other permissible investments;

         7.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any  security  owned by the
Portfolio  as  security  for  indebtedness  except  as may  be  necessary  in  connection  with  permissible borrowings or investments  and then such  mortgaging,  pledging or  hypothecating  may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         8.       Invest in puts,  calls,  straddles,  spreads,  or any combination  thereof,  except to the extent permitted by the Trust's Prospectus and this Statement;

         9.       Effect short sales of securities; or

         10.      Invest in warrants if, as a result  thereof,  more than 10% of the value of the net assets of the  Portfolio  would be invested in warrants,  except that this  restriction  does not apply to warrants acquired as a result of the  purchase of another  security.  For purposes of these  percentage  limitations, the warrants will be valued at the lower of cost or market.

AST Alliance Growth Portfolio:

Investment  Objective:  The  Portfolio's  investment  objective  is to seek  long-term  growth of capital by investing  predominantly in the equity securities (common stocks,  securities convertible into common stocks and  rights  and  warrants  to  subscribe  for or  purchase  common  stocks)  of a limited  number of large, carefully selected,  high-quality U.S. companies that, in the judgment of the Portfolio's  Sub-advisor,  are likely to achieve superior earnings growth.

Investment Policies:

         The  Sub-advisor's  research staff generally  follows a primary research  universe of approximately
500  companies  that  are  considered  by the  Sub-advisor  to have  strong  management,  superior  industry positions,  excellent  balance sheets and the ability to demonstrate  superior  earnings  growth.  As one of the  largest  multi-national  investment  firms,  the  Sub-advisor  has access to  considerable  information concerning all of the companies followed, an in-depth understanding of the products,  services,  markets and competition  of these  companies  and a good  knowledge of the  managements  of most of the companies in its research universe.

         The  Sub-advisor's  analysts  prepare their own earnings  estimates  and financial  models for each company followed.  While each analyst has responsibility  for following  companies in one or more identified sectors and/or  industries,  the lateral structure of the Sub-advisor's  research  organization and constant communication  among the analysts result in decision-making  based on the relative  attractiveness of stocks among  industry  sectors.  The  focus  during  this  process  is on the early  recognition  of change on the
premise  that  value  is  created  through  the  dynamics  of  changing   company,   industry  and  economic
fundamentals.  Research  emphasis is placed on the  identification  of companies whose  substantially  above average prospective earnings growth is not fully reflected in current market valuations.

         The Sub-advisor  continually  reviews its primary research  universe of approximately 500 companies to maintain a list of favored  securities,  the "Alliance  100,"  considered by the  Sub-advisor to have the most clearly superior earnings  potential and valuation  attraction.  The  Sub-advisor's  concentration on a limited universe of companies  allows it to devote its extensive  resources to constant  intensive  research of  these  companies.  Companies  are  constantly  added  to and  deleted  from  the  Alliance  100 as their fundamentals and valuations  change.  The  Sub-advisor's  Large Cap Growth Group, in turn,  further refines, on a weekly  basis,  the  selection  process  for the  Portfolio  with each  portfolio  manager in the Group selecting  25  such  companies  that  appear  to the  manager  most  attractive  at  current  prices.  These individual  ratings  are then  aggregated  and  ranked to  produce a  composite  list of the 25 most  highly regarded  stocks,  the  "Favored  25."  Approximately  70% of the  Portfolio's  net assets  will  usually be invested in the Favored 25 with the balance of the Portfolio's  investment portfolio consisting  principally of other  stocks in the  Alliance  100.  Portfolio  emphasis  upon  particular  industries  or  sectors is a by-product of the stock selection process rather than the result of assigned targets or ranges.

         The Sub-advisor  expects the average  weighted market  capitalization  of companies  represented in the Portfolio  (i.e.,  the number of a company's  shares  outstanding  multiplied by the price per share) to normally be in the range of or exceed the average  weighted market  capitalization  of companies  comprising the  Standard & Poor's 500  Composite  Stock Price  Index,  a widely  recognized  unmanaged  index of market activity based upon the aggregate  performance of a selected portfolio of publicly traded stocks,  including monthly  adjustments to reflect the  reinvestment of dividends and  distributions.  Investments will be made upon their potential for capital appreciation.

         Convertible   Securities.   The  Portfolio  may  invest  in  convertible   securities,   which  are
convertible  at  a  stated  exchange  rate  into  common  stock.  Prior  to  their  conversion,  convertible securities have the same general  characteristics  as  non-convertible  debt  securities,  as they provide a stable  stream of income  with  generally  higher  yields  than  those of equity  securities  of the same or similar issuers.  As with all debt securities,  the market value of convertible  securities tends to decline as interest rates increase and, conversely,  to increase as interest rates decline.  Convertible  securities generally  offer  lower  interest  or  dividend  yields  than  non-convertible  debt  securities  of similar quality.  However,  when the market price of the common stock underlying a convertible  security  increases, the price of the convertible  security  increasingly  reflects the value of the underlying  common stock and may rise  accordingly.  As the  market  price of the  underlying  common  stock  declines,  the  convertible security  tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities  rank senior to common stocks on an issuer's  capital structure.  They are  consequently  of higher  quality and entail less risk than the issuer's  common stock, although  the  extent to which such risk is reduced  depends in large  measure  upon the degree to which the convertible  security sells above its value as a fixed income  security.  The Portfolio may invest up to 20%
of its net assets in the  convertible  securities of companies whose common stocks are eligible for purchase by the Portfolio under the investment  policies  described above.  Additional  information about convertible securities is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and  Warrants.  The  Portfolio  may invest up to 5% of its net assets in rights or warrants, but will do so only if the equity  securities  themselves  are deemed  appropriate  by the  Sub-advisor  for inclusion  in the  Portfolio.  Rights and  warrants  may be more  speculative  than  certain  other types of investments  in that  they do not  entitle a holder  to  dividends  or voting  rights  with  respect  to the securities  which may be purchased nor do they  represent  any rights in the assets of the issuing  company.
Also,  the  value of a right or  warrant  does  not  necessarily  change  with the  value of the  underlying securities.  Additional  information  about  warrants is included in the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest  up to 15% of the  value of its  total  assets in securities  of foreign  issuers  whose common  stocks are eligible for purchase by the  Portfolio  under the investment  policies  described above. For purposes of the Portfolio,  a non-U.S.  company is a company that
(i) is organized  outside the United  States,  (ii) has its principal  place of business  outside the United
States,  and (iii) issues  securities that are traded  principally in foreign  countries.  Companies that do not fall within this  definition  are deemed to be U.S.  companies.  Additional  information  about  foreign securities  and their risks is included in this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

Options and Futures:

         While the Portfolio does not anticipate  utilizing them on a regular basis,  the Portfolio may from time to time may engage in options and futures  transactions  as  described  below.  Additional  information about  option,  futures  and their  risks is included in this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Options on  Securities.  The Portfolio  may write  exchange-traded  call options on common  stocks, and may  purchase  and sell  exchange-traded  call and put  options  on common  stocks  written by others or combinations thereof.  The Portfolio will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher,  and consequently the risks are greater,  when the stocks  involved are lower  priced or volatile,  or both.  While an option that has been  written is in force,  the  maximum  profit  that may be  derived  from the  optioned  stock is the premium less  brokerage  commissions  and fees.  The Portfolio will not write a call unless the Portfolio at all times  during the  option  period  owns  either  (a) the  optioned  securities  or has an  absolute  and immediate  right to acquire that security  without  additional  cash  consideration  (or for additional cash consideration  held in a  segregated  account  by its  custodian)  upon  conversion  or  exchange  of  other securities  held in its  portfolio  or (b) a call  option  on the same  security  and in the same  principal amount  as the call  written  where  the  exercise  price of the call  held (i) is equal to or less than the exercise  price of the call written or (ii) is greater  than the  exercise  price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums  received by the  Portfolio  in  connection  with  writing  call options will vary widely.
Commissions,  stock  transfer  taxes and other  expenses of the Portfolio must be deducted from such premium receipts.  Calls written by the Portfolio will ordinarily be sold either on a national  securities  exchange or through put and call  dealers,  most, if not all, of whom are members of a national  securities  exchange on which  options  are  traded,  and will be endorsed  or  guaranteed  by a member of a national  securities exchange or qualified  broker-dealer,  which may be Sanford C. Bernstein & Company, LLC, an affiliate of the
Sub-advisor.  The  endorsing  or  guaranteeing  firm  requires  that the  option  writer  (in this  case the
Portfolio)  maintain a margin account containing either  corresponding  stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will  not  sell a call  option  written  by it if,  as a result  of the  sale,  the aggregate of the Portfolio's  portfolio  securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the Portfolio's total assets.

         The  Portfolio  may purchase or write  options on  securities of the types in which it is permitted to invest in  privately  negotiated  (i.e.,  over-the-counter)  transactions.  The  Sub-advisor  has adopted procedures  for  monitoring  the  creditworthiness  of financial  institutions  with which  over-the-counter options transactions are effected.

         In buying a call,  the  Portfolio  would be in a position  to realize a gain if,  during the option period,  the price of the  shares  increased  by an amount in  excess of the  premium  paid and  commissions payable on  exercise.  It would  realize a loss if the price of the  security  declined or remained the same or did not  increase  during the period by more than the amount of the  premium and  commissions  payable on exercise.  In buying a put, the  Portfolio  would  realize a loss if the price of the security  increased or remained  the same or did not  decrease  during  that  period by more than the  amount  of the  premium  and commissions  payable on exercise.  In addition,  the Portfolio  could realize a gain or loss on such options by selling them.

         The  aggregate  cost of all  outstanding  options  purchased and held by the  Portfolio,  including options on market indices as described below, will at no time exceed 10% of the Portfolio's total assets.

         Options on Market  Indices.  The Portfolio  may purchase and sell  exchange-traded  index  options.
Through the purchase of listed index  options,  the portfolio  could achieve many of the same  objectives as through  the use of  options  on  individual  securities.  Price  movements  in the  Portfolio's  securities probably  will not  correlate  perfectly  with  movements  in the level of the  index  and,  therefore,  the
Portfolio  would bear a risk of loss on index options  purchased by it if favorable  price  movements of the hedged  portfolio  securities do not equal or exceed losses on the options or if adverse price  movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index futures  contracts.  A stock index  futures  contract  is a  bilateral  agreement  pursuant  to which two  parties  agree to take or make delivery of an amount of liquid  assets equal to a specified  dollar  amount  multiplied  by the  difference between the stock index value at the close of the last  trading day of the  contract  and the price at which the futures contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than
30% of its total assets would be hedged by stock index  futures.  The  Portfolio  may not purchase or sell a stock index future if, immediately  thereafter,  the sum of the amount of margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index  futures  contracts can be purchased or sold with respect to the Standard &
Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange Composite Index on
the New York  Futures  Exchange  and the Value Line  Stock  Index on the  Kansas  City  Board of Trade.  The
Sub-advisor  does not  believe  that  differences  in  composition  of the three  indices  will  create  any differences  in the price  movements of the stock index  futures  contracts in relation to the  movements in such indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with movements in the value of the securities  being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures  transactions  is different from that of margin in security transactions  in that  futures  contract  margin  does  not  involve  the  borrowing  of  funds  to  finance transactions.  Rather,  the initial  margin is in the nature of a performance  bond or good faith deposit on the contract  which is returned to the Portfolio  upon  termination  of the futures  contract,  assuming all contractual obligations have been satisfied.

         There are several  risks in  connection  with the use of stock index  futures by the Portfolio as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index  futures and  movements in the price of the  securities  which are the subject of the hedge.
The price of the stock  index  futures  may move  more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge  will not be fully  effective  but,  if the price of the  securities  being hedged has moved in an unfavorable  direction,  the Portfolio  would be in a better  position than if it had not hedged at all. If the price of the  securities  being  hedged has moved in a favorable  direction,  this advantage  will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio will  experience  either a loss or gain on the future which will not be  completely  offset by movements in the price of the  securities  which are the subject of the hedge.
To  compensate  for the  imperfect  correlation  of  movements in the price of  securities  being hedged and movements  in the price of the stock  index  futures,  the  Portfolio  may buy or sell stock  index  futures contracts in a greater  dollar amount than the dollar amount of  securities  being hedged if the  volatility over a particular  time period of the prices of such  securities has been greater than the  volatility  over such time period for the index,  or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular time period of the prices of the  securities  being hedged is less than the  volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are  purchased to hedge against a possible  increase in the price of stock before the
Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options) in an orderly  fashion, it is possible  that the market may decline  instead.  If the  Sub-advisor  then  concludes not to invest in stock or  options  at that time  because  of concern  as to  possible  further  market  decline or for other reasons,  the  Portfolio  will realize a loss on the futures  contract  that is not offset by a reduction in the price of securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The  Portfolio's  investment  policies  as  described  above are based on the
Sub-advisor's  assessment of  fundamentals  in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent  purchases and sales of shares of a particular issuer as well as the  replacement  of  securities.  The  Sub-advisor  expects  that more of its  portfolio  turnover  will be attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination  of a particular  issuer's  securities  from the  Portfolio.  For more  information on portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Alliance Growth Portfolio.  These  limitations are not "fundamental"  restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other  investment  company or investment  trust,  except in compliance with the 1940 Act;

         3.       Invest in interests in oil, gas or other  mineral  exploration  or  development  programs, except  that it may  purchase  and sell  securities  of  companies  that deal in oil,  gas or other  mineral exploration or development programs;

         4.       Make  short  sales  of  securities  or  purchase  securities  on  margin  except  for such short-term credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such  investment more than 15% of the
Portfolio's net assets (taken at market value) would be so invested;

Whenever any  investment  restriction  states a maximum  percentage of the  Portfolio's  assets which may be invested in any security or other asset,  it is intended  that such  percentage  be  determined  immediately after and as a result of the Portfolio's  acquisition of such securities or other assets.  Accordingly,  any later increase or decrease in percentage  beyond the specified  limitation  resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST MFS Growth Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek to provide long-term growth of capital and future income rather than current income.

Investment Policies:

         Variable and Floating  Rate  Obligations.  The  Portfolio  may invest in floating or variable  rate
securities.   Investments  in  variable  or  floating  rate  securities  normally  will  involve  industrial development  or revenue bonds which  provide that the rate of interest is set as a specific  percentage of a designated  base rate,  such as rates on  Treasury  Bonds or Bills or the prime  rate at a major  commercial bank,  and that a  bondholder  can demand  payment of the  obligations  on behalf of the  Portfolio on short notice at par plus  accrued  interest,  which  amount may be more or less than the amount of the  bondholder paid for them.  The maturity of floating or variable rate  obligations  (including  participation  interests therein) is deemed to be the longer of (i) the notice  period  required  before the Portfolio is entitled to receive  payment of the obligation  upon demand or (ii) the period  remaining  until the  obligation's  next interest rate  adjustment.  If not redeemed by the Portfolio  through the demand  feature,  the  obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Equity  Securities.  The  Portfolio  may invest in all types of equity  securities,  including  the following:  common stocks,  preferred stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible  into stocks;  and depositary  receipts for those  securities.  These securities may be listed on  securities  exchanges,  traded in various  over-the-counter  markets or have no  organized market.

         Foreign  Securities.  The Portfolio may invest in  dollar-denominated  and  non-dollar  denominated foreign  securities.  Investing in securities of foreign  issuers  generally  involves  risks not ordinarily associated  with  investing in securities  of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in American  Depositary  Receipts ("ADRs"),  Global
Depositary  Receipts  ("GDRs")  and other types of  depositary  receipts.  ADRs are  certificates  by a U.S.
depository  (usually a bank) and represent a specified  quantity of shares of an underlying  non-U.S.  stock on  deposit  with a  custodian  bank as  collateral.  GDRs  and  other  types  of  depositary  receipts  are typically  issued by foreign  banks or trust  companies  and  evidence  ownership of  underlying  securities issued by  either a foreign  or a U.S.  company.  For the  purposes  of the  Portfolio's  policy to invest a certain percentage of its assets in foreign  securities,  the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A sponsored  ADR is issued by a  depositary  which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to
distribute  notices  of  shareholder   meetings  and  voting   instructions,   and  to  provide  shareholder
communications  and other  information  to the ADR  holders at the  request  of the issuer of the  deposited securities.  The depositary of an  unsponsored  ADR, on the other hand, is under no obligation to distribute shareholder  communications  received from the issuer of the deposited  securities or to pass through voting rights to ADR holders in respect of the  deposited  securities.  The  Portfolio may invest in either type of
ADR.  Although  the U.S.  investor  holds a  substitute  receipt  of  ownership  rather  than  direct  stock certificates,  the use of the  depositary  receipts in the United  Sates can reduce costs and delays as well as potential  currency  exchange and other  difficulties.  The  Portfolio  may purchase  securities in local markets and direct  delivery  of these  shares to the local  depositary  of an ADR agent bank in the foreign country.  Simultaneously,  the ADR agents create a certificate which settles at the Portfolio's custodian in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using  existing  ADRs. A foreign issuer of the security  underlying an ADR is generally  not subject to the same  reporting  requirements  in the United  States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor  will be limited to the  information  the foreign  issuer is required to disclose in its country and the market value of an ADR may  not  reflect  undisclosed  material  information  concerning  the  issuer  of the  underlying security.  ADRs may also be  subject  to  exchange  rate  risks if the  underlying  foreign  securities  are denominated in a foreign currency.

         Emerging  Markets.  The  Portfolio  may invest in  securities  of  government,  government-related, supranational  and corporate  issuers  located in emerging  markets.  Such  investments  entail  significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and continue to exercise  substantial  influence over many aspects of the private sector through the ownership or control of many  companies,  including some of the largest in any given  country.  As a result,  government  actions in the future could have a significant  effect on economic  conditions in emerging markets,  which in turn, may adversely  affect  companies  in the private  sector,  general  market  conditions  and prices and yields of
certain  of  the  securities  in  the   Portfolio's   portfolio.   Expropriation,   confiscatory   taxation,
nationalization,  political,  economic or social  instability  or other similar  developments  have occurred frequently over the history of certain emerging  markets and could adversely  affect the Portfolio's  assets should these conditions recur.

         Foreign  currencies.  Some emerging  market  countries may have managed  currencies,  which are not free floating  against the U.S.  dollar.  In addition,  there is risk that certain emerging market countries may restrict the free  conversion of their  currencies  into other  currencies.  Further,  certain  emerging market currencies may not be  internationally  traded.  Certain of these currencies have experienced a steep devaluation  relative  to the U.S.  dollar.  Any  devaluations  in the  currencies  in  which a  Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many  emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations in inflation rates have had and may continue to have adverse  effects on the economies and  securities  markets of certain  emerging  market countries.  In an  attempt  to  control  inflation,  wage and price  controls  have been  imposed in certain countries.  Of these  countries,  some, in recent years,  have begun to control  inflation  through  prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of  emerging  market countries  are  substantially  smaller,  less  developed,  less  liquid  and more  volatile  than the  major securities  markets in the U.S.  Disclosure  and  regulatory  standards are in many respects less  stringent than U.S.  standards.  Furthermore , there is a lower level of monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the securities  of emerging  market  issuers  compared to volume of trading in the  securities  of U.S.  issuers could  cause  prices  to  be  erratic  for  reasons  apart  from  factors  that  affect  the  soundness  and competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not  based on  in-depth  fundamental  analysis,  may  decrease  the  value  and  liquidity  of  portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which  trading  of  securities  may cease or may be  substantially  curtailed  and  prices for the
Portfolio's  securities in such markets may not be readily  available.  The Portfolio may suspend redemption of its shares for any period  during which an emergency  exists,  as determined by the SEC. If market prices are not readily available,  the Portfolio's  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding tax on the source or other taxes  imposed by the  emerging  market  countries in which the  Portfolio  makes its investments.  The  Portfolio's  net asset  value may also be  affected by changes in the rates or methods of taxation  applicable to the Portfolio or to entities in which the  Portfolio has invested.  The  Sub-advisor will consider the cost of any taxes in determining  whether to acquire any particular  investments,  but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Portfolio may enter into  contracts for the purchase or sale of a specific currency at a future date at a price at the time the  contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its  current or intended  investments  from  fluctuations  in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward Contracts  entered into until maturity,  at which time it would be required to deliver or accept delivery of the underlying  currency,  but will seek in most  instances to close out positions in such  Contracts by entering into  offsetting  transactions,  which will  serve to fix the  Portfolio's  profit or loss based  upon the value of the  Contracts  at the time the offsetting transactions is executed.

         The  Portfolio  will also  enter into  transactions  in Forward  Contracts  for other than  hedging purposes,  which  presents  greater profit  potential but also involves  increased  risk.  For example,  the
Portfolio  may purchase a given  foreign  currency  through a Forward  Contract if, in the  judgement of the
Sub-advisor,  the value of such currency is expected to rise relative to the U.S.  dollar.  Conversely,  the
Portfolio may sell the currency through a Forward  Contract if the Sub-advisor  believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Futures Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices, foreign currencies,  interest rates or interest-rate related instruments,  indices of foreign currencies  or  commodities.  The  Portfolio  also may  purchase  and sell  Futures  Contracts on foreign or domestic  fixed income  securities or indices of such  securities  including  municipal bond indices and any other indices of foreign or domestic fixed income  securities  that may become  available for trading.  Such investment  strategies  will be  used  for  hedging  purposes  and  for  non-hedging  purposes,  subject  to applicable law.

         Futures  Contracts  differ  from  options  in that  they are  bilateral  agreements,  with both the purchaser  and the seller  equally  obligated  to  complete  the  transaction.  Futures  Contracts  call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases  or  sales  of  stock  index  futures  contracts  are  used to  attempt  to  protect  the
Portfolio's  current or intended stock  investments  from broad  fluctuations in stock prices.  For example, the  Portfolio  may sell stock index  futures  contracts in  anticipations  of or during  market  decline to attempt  to  offset  the  decrease  in market  value of the  Portfolio's  securities  portfolio  that  might otherwise  result.  If such decline  occurs,  the loss in value of portfolio  securities  may be offset,  in whole or in part,  by gains on the  futures  position.  When the  Portfolio  is not  fully  invested  in the securities  market and  anticipates a significant  market  advance,  it may purchase  stock index futures in order to gain  rapid  market  exposure  that  may,  in part or  entirely,  offset  increases  in the cost of securities  that  the  Portfolio  intends  to  purchase.  As such  purchases  are  made,  the  corresponding positions  in stock  index  futures  contracts  will be  closed  out.  In a  substantial  majority  of these transactions,  the Portfolio will purchase such securities  upon  termination of the futures  position,  but under unusual market  conditions,  a long futures  position may be terminated  without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency  futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from  fluctuations in currency  exchange rates. Such fluctuations could reduce the dollar value of portfolio  securities  denominated in foreign  currencies,  or
increase   the  dollar  cost  of   foreign-denominated   securities,   or   increase   the  dollar  cost  of
foreign-denominated  securities to be acquired,  even if the value of such  securities in the  currencies in which  they are  denominated  remains  constant.  The  Portfolio  may sell  futures  contracts  on a foreign currency,  for example,  where it holds securities denominated in such currency and it anticipates a decline in the value of such  currency  relative to the dollar.  In the event such  decline  occurs,  the  resulting adverse effect on the value of  foreign-denominated  securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely,  the Portfolio could protect  against a rise in the dollar cost of  foreign-denominated securities to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Portfolio purchases futures contracts under such circumstances,  however, and the prices of securities  to be acquired  instead  decline,  the  Portfolio  will sustain  losses on its futures  position  which could reduce or eliminate the benefits of the reduced cost of portfolio  securities to be acquired.

         For further  information on Futures  Contracts,  see this Statement under "Certain Risk Factors and
Investment Methods."

         Investment  in  Other  Investment   Companies.   The  Portfolio  may  invest  in  other  investment
companies,  including  both  open-end  and  closed-end  companies.   Investments  in  closed-end  investment
companies may involve the payment of  substantial  premiums  above the value of such  investment  companies'
portfolio securities.

         Options.  The  Portfolio  may invest in the following  types of options,  which  involves the risks described below under the caption "Risk Factors."

         Options  on  Foreign  Currencies.   The  Portfolio  may  purchase  and  write  options  on  foreign currencies for hedging and  non-hedging  purposes in a manner similar to that in which Futures  Contracts on foreign currencies,  or Forward Contracts,  will be utilized.  For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected,  thereby  increasing the cost of such  securities,  the Portfolio may purchase  call options  thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio  could write a put option on the relevant  currency which,  if rates move in the manner  projected,  will expire  unexercised  and allow the  Portfolio to hedge such  increased  cost up to the amount of the premium.  Foreign  currency  options  written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The  Portfolio  may also  purchase and write options to buy or sell those  Futures  Contracts  in which it may  invest  as  described  above  under  "Futures  Contracts."  Such investment  strategies  will be  used  for  hedging  purposes  and  for  non-hedging  purposes,  subject  to applicable law.

         Options on Futures  Contracts that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures  Contract,  and, like Futures  Contracts,  are subject to the  regulation  by the CFTC and the  performance  guarantee  of the exchange  clearinghouse.  In addition,  Options on Futures  Contracts  may be traded on foreign  exchanges.  The  Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying  Futures Contract,  (b)
through  ownership  of the  instrument,  or  instruments  included  in the  index,  underlying  the  Futures
Contract,  or (c) through  the  holding of a call on the same  Futures  Contract  and in the same  principal amount  as the call  written  where  the  exercise  price of the call  held (i) is equal to or less than the exercise  price of the call written or (ii) is greater  than the  exercise  price of the call written if the
Portfolio  owns  liquid  and  unencumbered  assets  equal to the  difference.  The  Portfolio  may cover the writing of put Options on Futures  Contracts  (a) through  sales of the  underlying  Futures  Contract,  (b)
through  the  ownership  of liquid  and  unencumbered  assets  equal to the value of the  security  or index underlying  the Futures  Contract,  or (c) through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written  where the exercise  price of the put held (i) is equal to or greater  than the  exercise  price of the put  written or where the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.  Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in accordance  with the rules of the exchange on which the option is traded and  applicable  laws and regulations.  Upon the  exercise  of a call  Option on a Futures  Contract  written  by the  Portfolio,  the
Portfolio will be required to sell the underlying  Futures  Contract which, if the Portfolio has covered its obligation  through  the  purchase  of  such  Contract,  will  serve  to  liquidate  its  futures  position.
Similarly,  where a put Option on a Futures  Contract  written by the Portfolio is exercised,  the Portfolio will be required to purchase  the  underlying  Futures  Contract  which,  if the  Portfolio  has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the  Portfolio's  losses from  existing  Options on
Futures  Contracts  may to some  extent be  reduced  or  increased  by  changes  in the  value of  portfolio securities.

         Options on Securities.  The Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio  owns the security  underlying the  call or has an  absolute  and  immediate  right  to  acquire  that  security  without  additional  cash consideration  (or for additional cash  consideration if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion  or exchange of other  securities  held in its portfolio.  A call option is also  covered if the  Portfolio  holds a call on the same  security  and in the same  principal  amount as the call  written  where the  exercise  price of the call held (a) is equal to or less than the  exercise  price of the call  written or (b) is greater  than the  exercise  price of the call written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  If the portfolio writes a put option it must  segregate  liquid and  unencumbered  assets with a value equal to the  exercise price,  or else holds a put on the same security and in the same  principal  amount as the put written where the  exercise  price of the put held is equal to or greater  than the  exercise  price of the put written or where  the  exercise  price  of the put held is less  than the  exercise  price  of the put  written  if the
Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options  written by the  Portfolio  may also be covered in such other manner as may be in accordance  with the  requirements  of the  exchange on which,  or the  counterparty  with which,  the option is traded,  and  applicable  laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the Portfolio to write another call option on the  underlying  security with either a different  exercise price or expiration date or both,  or in the case of a written put option will permit the  Portfolio to write another put option to the extent  that the  Portfolio  owns  liquid  and  unencumbered  assets.  Such  transactions  permit the
Portfolio to generate  additional  premium  income,  which will  partially  offset  declines in the value of portfolio  securities  or increases in the cost of  securities  to be  acquired.  Also,  effecting a closing transaction  will permit the cash or proceeds  from the  concurrent  sale of any  securities  subject to the option to be used for other  investments of the Portfolio,  provided that another option on such security is not written.  If the  Portfolio  desires to sell a particular  security  from its  portfolio on which it has written a call  option,  it will effect a closing  transaction  in  connection  with the option  prior to or concurrent with the sale of the security.

         The  Portfolio  may write  options in  connection  with  buy-and-write  transactions;  that is, the
Portfolio may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the  Portfolio  determines to write will depend upon the expected  price  movement of the underlying  security.  The  exercise  price  of a  call  option  may be  below  ("in-the-money"),  equal  to
("at-the-money") or above  ("out-of-the-money") the current value of the underlying security at the time the option is  written.  Buy-and-write  transactions  using  in-the-money  call  options  may be used when it is expected  that the price of the  underlying  security  will  decline  moderately  during the option  period.
Buy-and-write  transactions  using  out-of-the-money  call options may be used when it is expected  that the premiums  received from writing the call option plus the  appreciation in the market price of the underlying security up to the  exercise  price will be greater  than the  appreciation  in the price of the  underlying security alone. If the call options are exercised in such  transactions,  the Portfolio's  maximum gain will be the  premium  received by it for writing the option,  adjusted  upwards or  downwards  by the  difference between the  Portfolio's  purchase price of the security and the exercise  price,  less related  transaction costs.  If the options are not exercised and the price of the underlying  security  declines,  the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to buy-and-write  transactions.  If the market  price or the  underlying  security  rises or otherwise is above the exercise price,  the put option will expire  worthless and the  Portfolio's  gain will be limited to the premium received,  less related  transaction costs. If the market price of the underlying  security declines or  otherwise  is below the  exercise  price,  the  Portfolio  may elect to close the position or retain the option  until it is  exercised,  at which  time the  Portfolio  will be  required  to take  delivery  of the security at the exercise  price;  the  Portfolio's  return will be the premium  received from the put option minus the amount by which the market price of the security is below the exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the  Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write  combinations  of put and call options on the same security,  known as
"straddles"  with the same  exercise  price and  expiration  date.  By  writing a  straddle,  the  Portfolio undertakes a  simultaneous  obligation  to sell and purchase the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and  transaction  costs,  the call will likely be exercised and the
Portfolio  will be  required  to sell the  underlying  security at a below  market  price.  This loss may be offset,  however,  in whole  or in  part,  by the  premiums  received  on the  writing  of the two  options.
Conversely,  if the  price  of the  security  declines  by a  sufficient  amount,  the put  will  likely  be exercised.  The  writing of  straddles  will  likely be  effective,  therefore,  only where the price of the security  remains  stable and neither the call nor the put is  exercised.  In those  instances  where one of the  options is  exercised,  the loss on the  purchase  or sale of the  underlying  security  may exceed the amount of the premiums received.

         The writing of options on securities  will not be  undertaken  by the Portfolio  solely for hedging purposes,  and could  involve  certain  risks  which are not  present in the case of  hedging  transactions.
Moreover,  even where options are written for hedging purposes,  such transactions constitute only a partial hedge  against  declines  in the  value  of  portfolio  securities  or  against  increases  in the  value of securities to be acquired,  up to the amount of the premium.  The  Portfolio  may also purchase  options for hedging purposes or to increase its return.

         The  Portfolio  may also  purchase  call  options  to hedge  against  an  increase  in the price of securities  that the Portfolio  anticipates  purchasing in the future.  If such  increase  occurs,  the call option will permit the  Portfolio to purchase the  securities  at the  exercise  price,  or to close out the options at a profit.

         Options  on Stock  Indices.  The  Portfolio  may write  (sell)  covered  call and put  options  and purchase  call and put options on stock  indices.  The  Portfolio  may cover  written  call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute  and  immediate  right to acquire such securities  without  additional cash  consideration  (or for additional cash  consideration if the Portfolio owns liquid and unencumbered  assets equal to the amount of cash  consideration) upon conversion or exchange of other  securities  in its  portfolio.  The  Portfolio  may also  cover call  options on stock  indices by holding a call on the same index and in the same  principal  amount as the call  written  where the exercise price of the  call  held (a) is equal to or less  than  the  exercise  price of the call  written  or (b) is greater than the exercise  price of the call written if the  Portfolio  own liquid and  unencumbered  assets equal to the  difference.  If the Portfolio  writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value equal to the  exercise  price,  or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise  price of the put held (a) is equal to or greater than the exercise  price of the put written or (b) is less than the exercise  price of the put written  if the  Portfolio  owns  liquid  and  unencumbered  assets  equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which,  or the  counterparty  with which,  the option is traded and  applicable  laws and regulations.

         The  purchase of call  options on stock  indices may be used by the  Portfolio to attempt to reduce the risk of missing a broad market advance,  or an advance in an industry or market segment,  at a time when the Portfolio  holds  uninvested cash or short-term debt  securities  awaiting  investment.  When purchasing call  options  for this  purpose,  the  Portfolio  will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The  purchase of call  options on stock  indices when the Portfolio is  substantially  fully  invested is a form of leverage,  up to the amount of the premium and related  transaction  costs,  and  involves  risks  of loss and of  increased  volatility  similar  to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard &
Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which ordinarily will  reflect  movements  in the stock  market in  general.  In  contrast,  certain  options may be based on narrower  market  indices,  such as the  Standard  & Poor's  100  Index,  or on  indices  of  securities  of particular  industry  groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with  changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an  additional  discussion  of options,  see this  Statement  under  "Certain  Risk Factors and
Investment Methods."

         Special Risk Factors.

Risk  of  Imperfect  Correlation  of  Hedging  Instruments  with  the  Portfolio's  Portfolio.  The  use  of derivatives  for "cross  hedging"  purposes (such as a transaction in a Forward  Contract on one currency to hedge  exposure  to  a  different  currency)  may  involve  greater  correlation  risks.  Consequently,  the
Portfolio bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index  futures  contracts or options  based upon a narrower  index of securities,  such as those of a particular  industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower  index is more  susceptible to rapid and  extreme  fluctuations  as  a  result  of  changes  in  the  value  of a  small  number  of  securities.
Nevertheless,  where the Portfolio enters into transactions in options or futures on narrowly-based  indices for hedging  purposes,  movements in the value of the index should,  if the hedge is  successful,  correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The  trading  of  derivatives  for  hedging  purposes  entails  the  additional  risk of  imperfect correlation  between  movements  in the price of the  derivative  and the price of the  underlying  index or obligation.  The  anticipated  spread  between  the prices may be  distorted  due to the  difference  in the nature of the markets such as  differences  in margin  requirements,  the  liquidity of such markets and the participation  of  speculators  in the  derivatives  markets.  In this  regard,  trading by  speculators  in derivatives  has in the past  occasionally  resulted  in  market  distortions,  which  may be  difficult  or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails  the risk that  changes in the value of the  underlying  Futures  Contracts  will not be fully  reflected  in the value of the  option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures  Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on Futures  Contracts,  the  Portfolio  is subject to the risk of market  movements  between the time that the option is exercised and the time of  performance  thereunder.  This could  increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered  call option on a security,  index or futures  contract,  the  Portfolio  also incurs the risk that changes in the value of the  instruments  used to cover the position will not correlate closely with changes in the value of the option or underlying  index or instrument.  For example,  where the
Portfolio covers a call option written on a stock index through  segregation of securities,  such securities may not match the  composition of the index,  and the Portfolio may not be fully covered.  As a result,  the
Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of  Non-Hedging  Transactions.  The  Portfolio  may enter  transactions  in  derivatives  for non-hedging  purposes as well as hedging  purposes.  Non-hedging  transactions in such  instruments  involve greater  risks and may  result in losses  which  may not be offset by  increases  in the value of  portfolio securities  or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the  Portfolio  may not fully  protect it against  risk of loss and,  in any event,  the
Portfolio  could suffer losses on the option position which might not be offset by  corresponding  portfolio gains.  The  Portfolio  may also enter  into  futures,  Forward  Contracts  for  non-hedging  purposes.  For example,  the  Portfolio may enter into such a transaction  as an  alternative  to purchasing or selling the underlying  instrument  or to  obtain  desired  exposure  to an  index or  market.  In such  instances,  the
Portfolio  will be exposed to the same  economic  risks  incurred in  purchasing  or selling the  underlying instrument or instruments.  However,  transactions  in futures,  Forward  Contracts may be leveraged,  which could  expose  the  Portfolio  to  greater  risk of  loss  than  such  purchases  or  sales.  Entering  into transactions  in  derivatives  for other than hedging  purposes,  therefore,  could expose the  Portfolio to significant  risk of loss if the prices,  rates or values of the  underlying  instruments  or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of  straddles on  securities,  the  Portfolio  incurs the risk that the price of the underlying  security will not remain stable,  that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums  received.  Such  transactions, therefore,  create an  opportunity  for increased  return by providing the Portfolio  with two  simultaneous premiums  on the same  security,  but  involve  additional  risk,  since  the  Portfolio  may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a  Potential  Lack of a  Liquid  Secondary  Market.  Prior to  exercise  or  expiration,  a futures  or  option  position  can  only  be  terminated  by  entering  into  a  closing  purchase  or  sale transaction.  In that event,  it may not be possible to close out a position held by the Portfolio,  and the
Portfolio  could be  required to purchase or sell the  instrument  underlying  an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Portfolio has insufficient  cash available to meet margin  requirements,  it will be necessary to liquidate  portfolio securities  or other  assets at a time  when it is  disadvantageous  to do so.  The  inability  to close out options  and  futures  positions,  therefore,  could  have an  adverse  impact  on the  Portfolio's  ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of  Futures  Contracts  and  options  is also  subject  to the risk of trading  halts, suspensions,  exchange  or  clearinghouse  equipment  failures,  government  intervention,  insolvency  of a brokerage firm or clearinghouse or other disruptions of normal trading  activity,  which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy of a Clearinghouse  or Broker.  When the Portfolio  enters into  transactions in  exchange-traded  futures  or  options,  it is  exposed to the risk of the  potential  bankruptcy  of the relevant  exchange  clearinghouse  or the broker  through which the Portfolio has effected the  transaction.
In that event,  the Portfolio might not be able to recover amounts  deposited as margin,  or amounts owed to the Portfolio in connection  with its  transactions,  for an  indefinite  period of time,  and could sustain losses  of a  portion  or  all  of  such  amounts.  Moreover,  the  performance  guarantee  of  an  exchange
clearinghouse   generally   extends  only  to  its  members  and  the  Portfolio   could   sustain   losses,
notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures and options are traded may impose limitations  governing  the maximum  number of  positions on the same side of the market and  involving  the same underlying  instrument which may be held by a single investor,  whether acting alone or in concert with others  (regardless  of  whether  such  contracts  are held on the same or  different  exchanges  or held or written  in one or more  accounts  or  through  one or more  brokers.)  Further,  the CFTC  and the  various contract  markets have  established  limits referred to as "speculative  position limits" on the maximum net long or net  short  position  which  any  person  may hold or  control  in a  particular  futures  or option contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions or  restrictions.  The  Sub-advisor  does not believe that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks  of  Options  on  Futures  Contracts.  The  amount  of risk  the  Portfolio  assumes  when it purchases  an Option on a Futures  Contract is the premium  paid for the option,  plus  related  transaction costs.  In order to profit from an option  purchased,  however,  it may be  necessary to exercise the option and to liquidate the  underlying  Futures  Contract,  subject to the risks of the  availability  of a liquid offset market  described  herein.  The writer of an Option on a Futures  Contract is subject to the risks of commodity  futures trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements  in the price of the option may not  correlate  with  movements in the price of the underlying security, index, currency or Futures Contract.

         Risks  of  Transactions  in  Foreign   Currencies  and   Over-the-Counter   Derivatives  and  Other
Transactions Not Conducted on U.S. Exchanges.  Transactions in Forward Contracts on foreign  currencies,  as well as futures and options on foreign  currencies  and  transactions  executed  on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined  above. In addition,  however,  such transactions  are  subject  to the risk of  governmental  actions  affecting  trading  in or the  prices  of currencies  underlying  such  contracts,  which  could  restrict  or  eliminate  trading  and  could  have a substantial  adverse  effect on the value of positions  held by the  Portfolio.  Further,  the value of such positions  could be  adversely  affected  by a number  of  other  complex  political  and  economic  factors applicable to the countries issuing the underlying currencies.

         Further,  unlike trading in most other types of  instruments,  there is no systematic  reporting of last sale information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result, the available  information  on which trading  systems will be based may not be as complete as the comparable data on which the Portfolio makes  investment and trading  decisions in connection with other  transactions.
Moreover,  because the foreign  currency  market is a global,  24-hour  market,  events  could occur in that market  which will not be  reflected in the forward,  futures or options  market  until the  following  day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements  of  exercises  of  over-the-counter  Forward  Contracts  or foreign  currency  options generally must occur within the country issuing the underlying  currency,  which in turn requires traders to accept or make  delivery  of such  currencies  in  conformity  with any U.S.  or  foreign  restrictions  and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered  into by the  Portfolio  in  Futures  Contracts  and  exchange-traded options, on foreign currencies,  Forward Contracts,  over-the-counter options on securities, swaps and other over-the-counter  derivatives  are not  traded  on  contract  markets  regulated  by the CFTC or  (with  the exception  of certain  foreign  currency  options) the SEC. To the  contrary,  such  instruments  are traded through financial  institutions  acting as market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the  Philadelphia  Stock Exchange and the Chicago Board
Options  Exchange,  subject to SEC  regulation.  In an  over-the-counter  trading  environment,  many of the protections  afforded  to exchange  participants  will not be  available.  For  example,  there are no daily price  fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited  extent over a period of time.  Although  the  purchaser  of an  option  cannot  lose  more  than the  amount of the premium plus related  transaction costs, this entire amount could be lost.  Moreover,  the option writer and a trader of Forward Contracts could lose amounts  substantially in excess of their initial investments,  due to the margin and collateral requirements associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial  institution willing to take the opposite side, as principal,  of the Portfolio's  position  unless the institution  acts as  broker  and is able to find  another  counterparty  willing  to  enter  into  the  transaction  with the
Portfolio.  Where no such  counterparty  is  available,  it will not be  possible  to enter  into a  desired transaction.

         Further,   over-the-counter   transactions  are  not  subject  to  the  guarantee  of  an  exchange clearinghouse,  and the  Portfolio  will  therefore be subject to the risk of default by, or the  bankruptcy of,  the  financial  institution  serving as its  counterparty.  One or more of such  institutions  also may decide  to  discontinue  their  role  as  market-makers  in  a  particular  currency  or  security,  thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and  options  on  foreign  currencies  may be  traded  on  exchanges  located  in  foreign  countries.  Such transactions  may not be conducted in the same manner as those  entered into on U.S.  exchanges,  and may be subject to different  margin,  exercise,  settlement  or  expiration  procedures.  As a result,  many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC,  as are  other  securities  traded  on such  exchanges.  As a  result,  many of the  protections provided  to traders on  organized  exchanges  will be  available  with  respect  to such  transactions.  In particular,  all foreign  currency  option  positions  entered  into on a national  securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the  "OCC"),  thereby  reducing the risk of counterparty default.

         The  purchase  and sale of  exchange-traded  foreign  currency  options,  is  subject  to the risks regarding  adverse  market  movements,  margining  of options  written,  the nature of the foreign  currency market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by
the  over-the-counter  market.  For  example,   exercise  and  settlement  of  such  options  must  be  made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign countries for this purpose.  As a result,  the OCC may, if it determines  that foreign  governmental  restrictions  or taxes would prevent the orderly  settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing  member,  impose special  procedures on exercise and settlement,  such as technical  changes in the  mechanics  of delivery of  currency,  the fixing of dollar  settlement  prices or prohibitions on exercise.

         Short  Term  Instruments.  The  Portfolio  may hold cash and  invest in cash  equivalents,  such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor believes that investing for temporary  defensive  purposes is appropriate,  or in order to meet  anticipated redemption  requests,  a large  portion  or all of the  assets  of the  Portfolio  may be  invested  in cash
(including  foreign  currency) or cash  equivalents,  including,  but not limited to,  obligations  of banks
(including  certificates  of  deposit,  bankers  acceptances,  time  deposits  and  repurchase  agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         "When-Issued"  Securities.  The Portfolio  may purchase  securities  on a  "when-issued,"  "forward commitment,"  or "delayed  delivery  basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis,  the Portfolio will identify  liquid and  unencumbered  assets equal to its forward  delivery commitment.

         For more information  about when-issued  securities,  please see this Statement under "Certain Risk
Factors and Investment Methods."

AST Marsico Capital Growth Portfolio:

Investment  Objective:  The investment objective of the Portfolio is to seek capital growth.  Realization of income is not an investment  objective and any income  realized on the Portfolio's  investments,  therefore, will be incidental to the Portfolio's objective.

Investment Policies:

         Futures,  Options  and  Other  Derivative  Instruments.   The  Portfolio  may  enter  into  futures
contracts on securities,  financial indices,  and foreign currencies and options on such contracts,  and may invest in options on securities,  financial  indices and foreign  currencies,  forward  contracts and swaps.
The  Portfolio  will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Portfolio's  commitments under outstanding  futures contract  positions and options on futures contracts  written by the  Portfolio  would exceed the market  value of the total  assets of the  Portfolio.
The  Portfolio  may  invest in  forward  currency  contracts  with  stated  values of up to the value of the
Portfolio's assets.

         The  Portfolio  may buy or write  options  in  privately  negotiated  transactions  on the types of securities  and indices  based on the types of  securities  in which the  Portfolio  is  permitted to invest directly.  The Portfolio will effect such  transactions  only with  investment  dealers and other  financial institutions  (such as  commercial  banks or  savings  and loan  institutions)  deemed  creditworthy  by the
Sub-advisor,   and  only  pursuant  to  procedures   adopted  by  the   Sub-advisor   for   monitoring   the
creditworthiness  of those  entities.  To the extent that an option  bought or written by the Portfolio in a negotiated  transaction  is  illiquid,  the value of an  option  bought  or the  amount  of the  Portfolio's obligations  under  an  option  written  by the  Portfolio,  as the  case  may be,  will be  subject  to the
Portfolio's  limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction at a time when the  Sub-advisor  believes it would be advantageous  for the  Portfolio  to do so.  For a  description  of these  strategies  and  instruments  and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and  Purchasing and Selling  Interest Rate Caps and Floors.  In addition to the strategies  noted above,  the Portfolio,  in order to attempt to protect the value of its  investments  from interest  rate or currency  exchange  rate  fluctuations,  may enter into interest rate swaps and may buy or sell interest  rate caps and floors.  The Portfolio  expects to enter into these  transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.  The Portfolio  also may enter into these  transactions  to protect against any increase in the price of securities the Portfolio may  consider  buying  at a later  date.  The  Portfolio  does  not  intend  to use  these  transactions  as speculative  investments.  Interest rate swaps  involve the exchange by the Portfolio  with another party of their  respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments  can involve  payments to be made in the same currency or in different  currencies.  The purchase of an interest  rate cap entitles the  purchaser,  to the extent that a specified  index exceeds a predetermined  interest rate, to receive  payments of interest on a contractually based  principal  amount from the party  selling the interest  rate cap.  The  purchase of an interest  rate floor  entitles the purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a contractually  based principal amount from the party selling the interest rate floor.

         The  Portfolio  may enter into interest  rate swaps,  caps and floors on either an  asset-based  or liability-based  basis,  depending  upon  whether it is  hedging  its  assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e.,  the two payment  streams are netted out, with the  Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any, of the Portfolio's  obligations  over its  entitlements  with respect to each interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an  aggregate  net asset value at least  equal to the accrued  excess  will be  maintained  in a  segregated account by the  Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net asset basis,  the Portfolio  would  maintain a segregated  account in the full amount accrued on a daily basis of the  Portfolio's  obligations  with  respect  to the swap.  The  Portfolio  will not enter into any interest rate swap, cap or floor transaction  unless the unsecured senior debt or the claims-paying  ability of the  other  party  thereto  is  rated in one of the  three  highest  rating  categories  of at least  one nationally  recognized  statistical rating  organization at the time of entering into such transaction.  The
Sub-advisor  will monitor the  creditworthiness  of all  counterparties  on an ongoing basis.  If there is a default by the other party to such a transaction,  the Portfolio will have contractual  remedies pursuant to the agreements related to the transaction.

         The swap  market  has  grown  substantially  in  recent  years  with a large  number  of banks  and
investment   banking  firms  acting  both  as  principals  and  as  agents   utilizing   standardized   swap
documentation.  The  Sub-advisor  has determined  that, as a result,  the swap market has become  relatively liquid.  Caps and floors are more recent innovations for which  standardized  documentation has not yet been developed  and,  accordingly,  they are less liquid than swaps.  To the extent the  Portfolio  sells  (i.e., writes) caps and floors,  it will  maintain in a segregated  account cash or other liquid  assets  having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis,  of the  Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be entered  into by the  Portfolio.  These  transactions  may in some  instances  involve the  delivery of  securities  or other underlying  assets by the Portfolio or its counterparty to collateralize  obligations  under the swap. Under the documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is limited to the net amount of the payments  that the  Portfolio is  contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the  Portfolio  would risk the loss of the net amount of the  payments  that the  Portfolio  contractually  is  entitled  to  receive.  The
Portfolio  may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the  segregated account requirement  described above. For an additional  discussion of these strategies,  see this Statement under "Certain Risk Factors and Investment Methods."

         Reverse  Repurchase  Agreements.  The Portfolio may enter into reverse repurchase  agreements.  For a description of these  investment  techniques,  see the Trust's  Prospectus under "Certain Risk Factors and
Investment Methods."

         High-Yield/High-Risk  Securities.  High-yield/high-risk  securities  (or  "junk"  bonds)  are  debt securities  rated below  investment  grade by the primary  rating  agencies such as Standard & Poor's Rating
Services  ("Standard & Poor's") and Moody's  Investors  Service,  Inc.  ("Moody's").  The Portfolio will not invest more than 5% of its total assets in high-yield/high-risk and mortgage- and asset-backed securities.

         The value of lower quality  securities  generally is more dependent on the ability of the issuer to meet interest and principal  payments  (i.e.  credit risk) than is the case for higher  quality  securities.
Conversely,  the value of higher  quality  securities  may be more sensitive to interest rate movements than lower quality  securities.  The Portfolio will not purchase debt  securities  rated below "CCC-" by Standard
& Poor's or "Caa" by  Moody's.  The  Portfolio  may also  purchase  unrated  bonds of foreign  and  domestic issuers. For an additional  discussion of  high-yield/high-risk  and mortgage- and asset-backed  securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero  Coupon,  Pay-in-Kind,  and Step  Coupon  Bonds.  The  Portfolio  may  purchase  zero  coupon, pay-in-kind,  and step  coupon  bonds.  Zero  coupon  bonds  are debt  securities  that do not pay  periodic interest,  but are issued at a discount from their face value.  The discount  approximates  the total amount of interest  the  security  will accrue from the date of issuance to maturity.  Pay-in-kind  bonds  normally give the  issuer  the  option to pay cash at a coupon  payment  date or give the  holder of the  security  a similar  bond with the same  coupon  rate and a face value  equal to the amount of the coupon  payment  that would  have been  made.  Step  coupon  bonds  begin to pay  coupon  interest,  or pay an  increased  rate of interest,  at some time after they are issued.  The  discount at which step  coupon  bonds trade  depends on the time remaining until cash payments begin,  prevailing  interest rates, the liquidity of the security and the perceived  credit quality of the issuer.  The market value of zero coupon,  pay-in-kind  and step coupon bonds  generally  will  fluctuate  more in  response  to changes in  interest  rates than will  conventional interest-paying  securities  with  comparable  maturities.  For an  additional  discussion  of  zero  coupon securities, see this STATEMENT under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the AST Marsico  Capital  Growth  Portfolio.  These  limitations  are not  "fundamental"
restrictions, and may be changed by the Trustees without shareholder approval.

         1.       The Portfolio does not currently  intend to sell securities  short,  unless it owns or has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold short  without  the payment of any  additional  consideration  therefor,  and provided that  transactions  in futures,  options, swaps and forward contracts are not deemed to constitute selling securities short.

         2.       The Portfolio  does not  currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are necessary for the clearance of  transactions,  and provided  that margin  payments and other  deposits in connection  with  transactions  in futures,  options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

         3.       The  Portfolio  may not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed,  in the  aggregate,  15% of the  Portfolio's  net asset  value,  provided  that this limitation does not apply to (i) reverse  repurchase  agreements;  (ii) deposits of assets on margin;  (iii)
guaranteed positions in futures,  options, swaps or forward contracts;  or (iv) the segregation of assets in connection with such contracts.

         4.       The  Portfolio  does not  currently  intend to  purchase  any  securities  or enter into a repurchase  agreement  if, as a result,  more than 15% of its net assets  would be  invested  in  repurchase agreements  not  entitling  the  holder to  payment  of  principal  and  interest  within  seven days and in securities  that are illiquid by virtue of legal or contractual  restrictions  on resale or the absence of a readily  available  market.  The  Trustees of the Trust,  or the  Sub-advisor  acting  pursuant to authority delegated by the Trustees,  may determine that a readily  available  market exists for  securities  eligible for resale  pursuant to Rule 144A under the  Securities  Act of 1933,  as amended,  or any successor to such rule, and Section 4(2) commercial  paper.  Accordingly,  such securities may not be subject to the foregoing limitation.

5.       The Portfolio may not invest in companies for the purpose of exercising control or management.

AST JanCap Growth Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is  growth  of  capital  in a  manner consistent  with the  preservation  of  capital.  Realization  of  income  is not a  significant  investment consideration and any income realized on the Portfolio's investments,  therefore,  will be incidental to the
Portfolio's objective.

Investment Policies:

         The  Portfolio  may,  as a  fundamental  policy,  invest all of its assets in the  securities  of a
single  open-end  management   investment  company  with  substantially  the  same  fundamental   investment
objectives,  policies and  restrictions  as the Portfolio  subject to the prior  approval of the  Investment
Manager.  The  Investment  Manager will not approve  such  investment  unless:  (a) the  Investment  Manager believes,  on the advice of counsel,  that such investment will not have an adverse effect on the tax status of the  annuity  contracts  and/or  life  insurance  policies  supported  by the  separate  accounts  of the
Participating  Insurance  Companies which purchase shares of the Trust; (b) the Investment Manager has given prior notice to the  Participating  Insurance  Companies  that it intends to permit such  investment and has determined  whether such  Participating  Insurance  Companies intend to redeem any shares and/or discontinue the purchase of shares  because of such  investment;  (c) the Trustees have  determined  that the fees to be paid by the Trust for administrative,  accounting,  custodial and transfer agency services for the Portfolio subsequent to such an investment are  appropriate,  or the Trustees have approved  changes to the agreements providing  such services to reflect a reduction in fees;  (d) the  Sub-advisor  for the Portfolio has agreed to reduce its fee by the  amount of any  investment  advisory  fees paid to the  investment  manager of such open-end  management  investment company;  and (e) shareholder  approval is obtained if required by law. The
Portfolio will apply for such  exemptive or other relief under the provisions of the Investment  Company Act of 1940  (the  "1940  Act") and the rules  thereunder  as may be  necessary  regarding  investments  in such investment companies.

         Corporate  Bonds and  Debentures.  The  Portfolio  may  purchase  corporate  bonds and  debentures, including  bonds rated below  investment  grade by the  primary  rating  agencies.  The  Portfolio  will not invest more than 35% of its net assets in bonds rated below  investment  grade.  For a  discussion  of lower rated securities,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

         Futures,  Options  and  Other  Derivative  Instruments.   The  Portfolio  may  enter  into  futures
contracts on securities,  financial indices,  and foreign currencies and options on such contracts,  and may invest in options on securities,  financial  indices and foreign  currencies,  forward  contracts and swaps.
The  Portfolio  will not enter into any futures  contracts or options on futures  contracts if the aggregate amount of the Portfolio's  commitments under outstanding  futures contract  positions and options on futures contracts  written by the  Portfolio  would exceed the market  value of the total  assets of the  Portfolio.
The  Portfolio  may  invest in  forward  currency  contracts  with  stated  values of up to the value of the
Portfolio's assets.

         The  Portfolio  may buy or write  options  in  privately  negotiated  transactions  on the types of securities  and indices  based on the types of  securities  in which the  Portfolio  is  permitted to invest directly.  The Portfolio will effect such  transactions  only with  investment  dealers and other  financial institutions  (such as  commercial  banks or  savings  and loan  institutions)  deemed  creditworthy  by the
Sub-advisor,   and  only  pursuant  to  procedures   adopted  by  the   Sub-advisor   for   monitoring   the
creditworthiness  of those  entities.  To the extent that an option  bought or written by the Portfolio in a negotiated  transaction  is  illiquid,  the value of an  option  bought  or the  amount  of the  Portfolio's obligations  under  an  option  written  by the  Portfolio,  as the  case  may be,  will be  subject  to the
Portfolio's  limitation on illiquid  investments.  In the case of illiquid  options,  it may not be possible for the Portfolio to effect an offsetting  transaction at a time when the  Sub-advisor  believes it would be advantageous  for the  Portfolio  to do so.  For a  description  of these  strategies  and  instruments  and certain risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Interest Rate Swaps and  Purchasing and Selling  Interest Rate Caps and Floors.  In addition to the strategies  noted above,  the Portfolio,  in order to attempt to protect the value of its  investments  from interest  rate or currency  exchange  rate  fluctuations,  may enter into interest rate swaps and may buy or sell interest  rate caps and floors.  The Portfolio  expects to enter into these  transactions  primarily to preserve a return or spread on a particular  investment or portion of its  investments.  The Portfolio  also may enter into these  transactions  to protect against any increase in the price of securities the Portfolio may  consider  buying  at a later  date.  The  Portfolio  does  not  intend  to use  these  transactions  as speculative  investments.  Interest rate swaps  involve the exchange by the Portfolio  with another party of their  respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments.  The exchange  commitments  can involve  payments to be made in the same currency or in different  currencies.  The purchase of an interest  rate cap entitles the  purchaser,  to the extent that a specified  index exceeds a predetermined  interest rate, to receive  payments of interest on a contractually based  principal  amount from the party  selling the interest  rate cap.  The  purchase of an interest  rate floor  entitles the purchaser,  to the extent that a specified  index falls below a  predetermined  interest rate, to receive  payments of interest on a contractually  based principal amount from the party selling the interest rate floor.

         The  Portfolio  may enter into interest  rate swaps,  caps and floors on either an  asset-based  or liability-based  basis,  depending  upon  whether it is  hedging  its  assets or its  liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e.,  the two payment  streams are netted out, with the  Portfolio  receiving or paying,  as the case may be, only the net amount of the two  payments.  The net amount of the excess,  if any, of the Portfolio's  obligations  over its  entitlements  with respect to each interest  rate swap will be  calculated on a daily basis and an amount of cash or other liquid assets having an  aggregate  net asset value at least  equal to the accrued  excess  will be  maintained  in a  segregated account by the  Portfolio's  custodian.  If the Portfolio  enters into an interest rate swap on other than a net basis,  the Portfolio  would  maintain a segregated  account in the full amount accrued on a daily basis of the  Portfolio's  obligations  with respect to the swap.  The Portfolio  will not enter into any interest rate swap, cap or floor  transaction  unless the unsecured senior debt or the  claims-paying  ability of the other  party  thereto is rated in one of the three  highest  rating  categories  of at least one  nationally recognized  statistical rating  organization at the time of entering into such transaction.  The Sub-advisor will monitor the  creditworthiness  of all  counterparties on an ongoing basis. If there is a default by the other party to such a transaction,  the Portfolio will have contractual  remedies pursuant to the agreements related to the transaction.

         The swap  market  has  grown  substantially  in  recent  years  with a large  number  of banks  and
investment   banking  firms  acting  both  as  principals  and  as  agents   utilizing   standardized   swap
documentation.  The  Sub-advisor  has determined  that, as a result,  the swap market has become  relatively liquid.  Caps and floors are more recent innovations for which  standardized  documentation has not yet been developed  and,  accordingly,  they are less liquid than swaps.  To the extent the  Portfolio  sells  (i.e., writes) caps and floors,  it will  maintain in a segregated  account cash or other liquid  assets  having an aggregate net asset value at least equal to the full amount,  accrued on a daily basis,  of the  Portfolio's obligations with respect to any caps or floors.

         There is no limit on the amount of  interest  rate swap  transactions  that may be entered  into by the  Portfolio.  These  transactions  may in some  instances  involve the  delivery of  securities  or other underlying  assets by the Portfolio or its counterparty to collateralize  obligations  under the swap. Under the documentation  currently used in those markets,  the risk of loss with respect to interest rate swaps is limited to the net amount of the payments  that the  Portfolio is  contractually  obligated to make.  If the other party to an interest  rate swap that is not  collateralized  defaults,  the  Portfolio  would risk the loss of the net amount of the  payments  that the  Portfolio  contractually  is  entitled  to  receive.  The
Portfolio  may buy and sell (i.e.,  write) caps and floors  without  limitation,  subject to the  segregated account requirement  described above. For an additional  discussion of these strategies,  see this Statement under "Certain Risk Factors and Investment Methods."

         Investment  Company  Securities.  From time to time,  the  Portfolio  may invest in  securities  of other  investment  companies,  subject to the provisions of Section  12(d)(1) of the 1940 Act. The Portfolio
may  invest in  securities  of money  market  funds  managed by the  Sub-advisor  subject to the terms of an exemptive  order  obtained  by the  Sub-advisor  and the  funds  that  are  advised  or  sub-advised  by the
Sub-advisor.  Under such order,  the Portfolio  will limit its  aggregate  investment in a money market fund managed by the  Sub-advisor to the greater of (i) 5% of its total assets or (ii) $2.5 million,  although the
Trust's Board of Trustees may increase this limit up to 25% of the Trust's total assets.

         Reverse  Repurchase  Agreements.  The Portfolio may enter into reverse repurchase  agreements.  The
Portfolio  will enter into such  agreements  only to provide  cash to  satisfy  unusually  heavy  redemption requests  and for other  temporary  or  emergency  purposes,  rather than to obtain cash to make  additional investments.  For a description of these investment  techniques,  see the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST JanCap Growth Portfolio.  These  limitations are not  "fundamental"  restrictions, and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  purchase  a  security  if as a result,  more than 15% of its net assets in the  aggregate,  at market value,  would be invested in securities  which cannot be readily resold because of legal or contractual  restrictions on resale or for which there is no readily  available  market, or  repurchase  agreements  maturing  in more than  seven  days or  securities  used as a cover for  written over-the-counter  options,  if any.  The  Trustees,  or the  Investment  Manager or the  Sub-advisor  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available market exists for securities  eligible for resale  pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and therefore that such securities are not subject to the foregoing limitation.

         2.       The  Portfolio may borrow money for  temporary or emergency  purposes (not for  leveraging or  investment)  in an amount  not  exceeding  25% of the value of its total  assets  (including  the amount borrowed) less  liabilities  (other than  borrowings).  Any borrowings  that come to exceed 25% of the value of the  Portfolio's  total assets by reason of a decline in net assets will be reduced within three business days to the extent  necessary to comply with the 25% limitation.  Under such a  circumstance,  the Portfolio may have to  liquidate  securities  at a time when it is  disadvantageous  to do so. This  policy  shall not prohibit reverse  repurchase  agreements or deposits of assets to margin or guarantee  positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

         3.       The Portfolio  will not enter into any futures  contracts or options on futures  contracts for purposes  other than bona fide hedging  transactions  (as defined by the CFTC) if as a result the sum of the initial margin  deposits and premium  required to establish  positions in futures  contracts and related options  that do not fall within the  definition  of bona fide hedging  transactions  would exceed 5% of the fair market value of the Portfolio's net assets.

         4.       The Portfolio  will not enter into any futures  contracts if the  aggregate  amount of the
Portfolio's  commitments  under outstanding  futures  contracts  positions of the Portfolio would exceed the market value of the total assets of the Portfolio.

         5.       The Portfolio will not sell  securities  short,  unless it owns or has the right to obtain securities  equivalent in kind and amount to the securities  sold short,  and provided that  transactions in options, swaps and forward futures contracts are not deemed to constitute selling securities short.

         6.       The Portfolio  will not mortgage or pledge any  securities  owned or held by the Portfolio in amounts that exceed,  in the  aggregate,  15% of the  Portfolio's  net asset  value,  provided  that this limitation does not apply to reverse  repurchase  agreements or in the case of assets deposited to margin or guarantee  positions in futures,  options,  swaps or forward contracts or placed in a segregated  account in connection with such contracts.

AST DeAM Large-Cap Growth Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  appreciation  of investors' capital from a portfolio primarily of growth stocks of larger companies.

Investment Policies:

         Options.  The  Portfolio  may  write  (sell)  call  options  on  securities  as long as it owns the underlying  securities  subject to the  option,  or an option to  purchase  the same  underlying  securities having an exercise  price equal to or less than the  exercise  price of the option,  or will  establish  and maintain with the Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid  securities  ("eligible  securities")  to the extent  required by  applicable  regulation in connection  with the optioned  securities.  The  Portfolio may write put options  provided  that, so long as the  Portfolio  is  obligated  as the  writer  of the  option,  the  Portfolio  owns an  option  to sell the underlying  securities  subject to the option having an exercise price equal to or greater than the exercise price of the option,  or it deposits and  maintains  with the  custodian in a  segregated  account  eligible securities  having a value equal to or greater than the exercise price of the option.  The premium  received for  writing an option will  reflect,  among  other  things,  the  current  market  price of the  underlying security,  the  relationship  of the  exercise  price to such  market  price,  the price  volatility  of the underlying  security,  the option period,  supply and demand and interest rates.  The Portfolio may write or purchase  spread  options,  which are options for which the exercise  price may be a fixed dollar  spread or yield spread between the security  underlying  the option and another  security that is used as a benchmark.
The exercise  price of an option may be below,  equal to or above the current market value of the underlying security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to
25% of net assets and may  purchase  put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured  put option  expires  unexercised,  the writer  realizes a gain from the amount of the premium,  plus the interest  income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the  exercise  of the put  option,  the  secured put writer incurs an unrealized  loss to the extent that the current  market value of the  underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an  additional  discussion  of investing in options and the risks  involved  therein,  see this
Statement and the Company's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The  Portfolio  may deal in  over-the-counter  traded  options
("OTC options").  Unlike  exchange-traded  options, OTC options are transacted directly with dealers and not with a  clearing  corporation.  Since  there is no  exchange,  pricing  is  normally  done by  reference  to information  from market makers,  which  information is carefully  monitored by the Sub-advisor and verified in  appropriate  cases.  In writing OTC  options,  the  Portfolio  receives  the premium in advance from the dealer.  OTC options are  available for a greater  variety of  securities  or other assets,  and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover"
for  written OTC  options  are  illiquid  securities.  Accordingly,  the  Portfolio  will only engage in OTC
options  transactions  with  dealers  that  have  been  specifically   approved  by  the  Sub-advisor.   The
Sub-advisor  believes  that the  approved  dealers  should be able to enter  into  closing  transactions  if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The Sub-advisor will monitor the creditworthiness  of the approved dealers on an on-going basis.  The Portfolio  currently will not engage in
OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity charge"
related to OTC  options  written  by the  Portfolio,  plus the amount  invested  by the  Portfolio  in other illiquid  securities,  would exceed 15% of the Portfolio's net assets.  The "liquidity  charge"  referred to above is computed as described below.

         The Portfolio  anticipates  entering into  agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the  dealer  at any time at a price no  greater  than a price  established  under the  agreements  (the
"Repurchase  Price").  The "liquidity  charge" referred to above for a specific OTC option  transaction will be the  Repurchase  Price  related  to the OTC  option  less  the  intrinsic  value of the OTC  option.  The intrinsic  value of an OTC call  option for such  purposes  will be the amount by which the  current  market value of the underlying  security  exceeds the exercise price.  In the case of an OTC put option,  intrinsic value will be the amount by which the exercise  price  exceeds the current  market  value of the  underlying security.  If there is no such  agreement  requiring  a  dealer  to allow  the  Portfolio  to  repurchase  a specific OTC option  written by the Portfolio,  the  "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices.  The Portfolio,  as part of its options  transactions,  may also use options on  securities  indices in an attempt to hedge  against  market  conditions  affecting  the value of  securities  that the  Portfolio  owns or intends to purchase,  and not for  speculation.  When the
Portfolio  writes an option on a securities  index,  it will be required to deposit with its  custodian  and mark-to-market  eligible  securities to the extent  required by applicable  regulation.  Where the Portfolio writes a call option on a securities  index at a time when the contract  value  exceeds the exercise  price, the Portfolio  will also  segregate and  mark-to-market,  until the option expires or is closed out, cash or cash  equivalents  equal in value to such  excess.  The  Portfolio  may also  purchase  and sell  options on indices  other than  securities  indices,  as available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer cannot  determine  the amount of its  settlement  obligations  in advance and, unlike call writing on specific securities,  cannot cover its potential settlement  obligations by acquiring  and holding the  underlying  securities.  Index  options  involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional  discussion of investing in OTC options and options on  securities  indices,  and the risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Financial  Futures  Contracts and Related Options.  The Portfolio may enter into financial  futures contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect)  against  anticipated future changes in market  conditions or foreign  exchange rates which otherwise  might affect  adversely the value of  securities  or other assets which the Portfolio  holds or intends to purchase.  For example,  when the near-term  market view is bearish but the portfolio  composition is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering  into  futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the
Portfolio is believed to be well  positioned  for the longer term with a high cash  position,  the Portfolio can hedge against  market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either case, the use of futures  contracts  would tend to minimize  portfolio  turnover and facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term bonds and interest  rates were  expected to rise, it could sell  financial  futures  contracts.  If interest rates did increase,  the value of the bonds held by the Portfolio  would decline,  but this decline would be offset in whole or in part by an  increase in the value of the  Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio  could hold  short-term debt securities  and  benefit  from the income  earned by  holding  such  securities,  while at the same time the
Portfolio  could  purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.
Thus, the Portfolio  could take advantage of the  anticipated  rise in the value of long-term  bonds without actually  buying them. The futures  contracts and short-term  debt  securities  could then be liquidated and the  cash  proceeds  used to buy  long-term  bonds.  At the  time of  delivery,  in the  case of a  contract relating to fixed income  securities,  adjustments  are made to recognize  differences in value arising from the delivery of  securities  with a different  interest rate than that  specified in the  contract.  In some cases,  securities  to be  delivered  under a  futures  contract  may not have  been  issued at the time the contract was written.

         The market  prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures  market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal  relationship  between the assets and futures market could result.  Price  distortions  also could  result if  investors  in futures  contracts  decide to make or take delivery of  underlying  securities or other assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures market.  In addition,  because margin  requirements
in  the  futures  market  are  less  onerous  than  margin  requirements  in  the  cash  market,   increased
participation  by speculators  in the futures market could cause  temporary  price  distortions.  Due to the possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct  forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase  and write  call and put  options  on  financial  futures  contracts.
Options on futures  contracts  involve risks similar to those risks  relating to  transactions  in financial futures  contracts.  The  Portfolio  will not  enter  into any  futures  contracts  or  options  on  futures contracts if the aggregate of the contract value of the outstanding  futures  contracts of the Portfolio and futures  contracts  subject to outstanding  options  written by the Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an  additional  discussion  of investing in financial  futures  contracts and options on financial futures  contracts and the risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper.  The  Portfolio  may invest in  commercial  paper issued by major  corporations under the  Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by Section
3(a)(3) thereof.  Such commercial  paper may be issued only to finance current  transactions and must mature in nine months or less.  Such  commercial  paper is traded  primarily  by  institutional  investors  through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.
The Portfolio also may invest in commercial  paper issued in reliance on the so-called  "private  placement"
exemption  from  registration  afforded  by  Section  4(2)  of the  Securities  Act of 1933  ("Section  4(2)
paper").  Section  4(2) paper is  restricted  as to  disposition  under the  federal  securities  laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper for  investment  and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section 4(2) paper normally is resold to other  institutional  investors through or with the  assistance  of the issuer or  investment  dealers who make a market in the Section  4(2) paper, thus providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Portfolio's limitation on investing in illiquid  securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustee of the Trust.

         Collateralized   Obligations.   The  Portfolio  may  invest  in  asset-backed  and  mortgage-backed
securities,   including   interest  only  ("IO")  and  principal  only  ("PO")   securities   (collectively,
"collateralized  obligations").  A  collateralized  obligation is a debt security  issued by a  corporation, trust  or  custodian,  or by a U.S.  Government  agency  or  instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.  Government  securities or other assets.  Collateralized  obligations,  depending  on their  structure  and the rate of  prepayments,  can be volatile.

         The  Portfolio  will  currently  invest in only  those  collateralized  obligations  that are fully collateralized  and would not  materially  alter the risk  profile of the  Portfolio.  Fully  collateralized means  that the  collateral  will  generate  cash flows  sufficient  to meet  obligations  to holders of the collateralized  obligations  under even the most  conservative  prepayment  and interest  rate  projections.
Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to
minimize  the  reinvestment  rate  risk  for  cash  flows  between  coupon  dates  for  the   collateralized
obligations.  A worst case prepayment  condition  generally assumes  immediate  prepayment of all securities purchased at a premium and zero  prepayment of all  securities  purchased at a discount.  Reinvestment  rate risk may be  minimized  by  assuming  very  conservative  reinvestment  rates and by other  means such as by maintaining the flexibility to increase  principal  distributions  in a low interest rate  environment.  The effective  credit quality of the  collateralized  obligations in such instances is the credit quality of the issuer  of the  collateral.  The  requirements  as to  collateralization  are  determined  by the  issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating  agencies,  if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because  some  collateralized  obligations  are  issued in  classes  with  varying  maturities  and interest rates,  the investor may obtain greater  predictability  of maturity  through these  collateralized obligations  than through  direct  investments  in mortgage  pass-through  securities.  Classes with shorter maturities  may have lower  volatility  and lower yield while those with longer  maturities  may have higher volatility  and higher yield.  Payments of principal and interest on the  underlying  collateral  securities are not passed through directly to the holders of these  collateralized  obligations.  Rather,  the payments on the  underlying  portfolio  or pool of  obligations  are used to pay interest on each class and to retire successive  maturities in sequence.  These  relationships  may in effect "strip" the interest  payments from principal  payments  of the  underlying  obligations  and  allow for the  separate  purchase  of either  the interest  or the  principal  payments,  sometimes  called  interest  only ("IO") and  principal  only ("PO")
securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral  the  portion of the cash flows that most  closely  corresponds  to the  investor's  forecast  of interest rate movements.

         Collateralized  obligations  are designed to be retired as the underlying  obligations  are repaid.
In the event of prepayment on or call of such securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of  collateralized  obligations will not supply  additional  collateral in the event of such prepayment,  there generally will be sufficient
collateral  to  secure  collateralized  obligations  that  remain  outstanding.   Governmentally-issued  and
privately-issued  IO's and PO's will be considered  illiquid for purposes of the  Portfolio's  limitation on illiquid  securities  unless they are determined to be liquid under  guidelines  established by the Board of
Trustee.

         In reliance on an  interpretation  by the SEC, the  Portfolio's  investments in certain  qualifying collateralized  obligations  are not subject to the  limitations in the 1940 Act regarding  investments by a registered investment company, such as the Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio  may also invest in "inverse  floaters."  These inverse  floaters are more volatile than conventional fixed or floating rate collateralized  obligations,  and their yield and value will fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.
As a result,  the yield on an inverse  floater will  generally  increase when market yields (as reflected by the index)  decrease and decrease  when market  yields  increase.  The extent of the  volatility  of inverse floaters  depends on the extent of  anticipated  changes in market  rates of  interest.  Generally,  inverse floaters  provide for interest  rate  adjustments  based upon a multiple of the  specified  interest  index,
which  further  increases  their  volatility.   The  degree  of  additional   volatility  will  be  directly
proportional  to the size of the multiple used in  determining  interest rate  adjustments.  Currently,  the
Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in  collateralized  obligations  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies  Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are
applicable  to  the  AST  DeAM  Large-Cap  Growth   Portfolio.   These  limitations  are  not  "fundamental"
restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management of another issuer.

         2.       Purchase  securities of other  investment  companies,  except in compliance  with the 1940
Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

AST DeAM Large-Cap Value Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  maximum  appreciation  of investors' capital from a portfolio primarily of value stocks of larger companies.

Investment Policies:

         Options.  The  Portfolio  may  write  (sell)  call  options  on  securities  as long as it owns the underlying  securities  subject to the  option,  or an option to  purchase  the same  underlying  securities having an exercise  price equal to or less than the  exercise  price of the option,  or will  establish  and maintain with the Portfolio's  custodian for the term of the option a segregated  account consisting of cash or other liquid  securities  ("eligible  securities")  to the extent  required by  applicable  regulation in connection  with the optioned  securities.  The  Portfolio may write put options  provided  that, so long as the  Portfolio  is  obligated  as the  writer  of the  option,  the  Portfolio  owns an  option  to sell the underlying  securities  subject to the option having an exercise price equal to or greater than the exercise price of the option,  or it deposits and  maintains  with the  custodian in a  segregated  account  eligible securities  having a value equal to or greater than the exercise price of the option.  The premium  received for  writing an option will  reflect,  among  other  things,  the  current  market  price of the  underlying security,  the  relationship  of the  exercise  price to such  market  price,  the price  volatility  of the underlying  security,  the option period,  supply and demand and interest rates.  The Portfolio may write or purchase  spread  options,  which are options for which the exercise  price may be a fixed dollar  spread or yield spread between the security  underlying  the option and another  security that is used as a benchmark.
The exercise  price of an option may be below,  equal to or above the current market value of the underlying security at the time the option is written.  The  Portfolio  may write  (sell) call and put options on up to
25% of net assets and may  purchase  put and call  options  provided  that no more than 5% of its net assets may be invested in premiums on such options.

         If a secured  put option  expires  unexercised,  the writer  realizes a gain from the amount of the premium,  plus the interest  income on the securities in the segregated  account.  If the secured put writer has to buy the  underlying  security  because of the  exercise  of the put  option,  the  secured put writer incurs an unrealized  loss to the extent that the current  market value of the  underlying  security is less than the exercise  price of the put option.  However,  this would be offset in whole or in part by gain from the premium received and any interest income earned on the securities in the segregated account.

         For an  additional  discussion  of investing in options and the risks  involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Over-the-Counter  Options.  The  Portfolio  may deal in  over-the-counter  traded  options
("OTC options").  Unlike  exchange-traded  options, OTC options are transacted directly with dealers and not with a  clearing  corporation.  Since  there is no  exchange,  pricing  is  normally  done by  reference  to information  from market makers,  which  information is carefully  monitored by the Sub-advisor and verified in  appropriate  cases.  In writing OTC  options,  the  Portfolio  receives  the premium in advance from the dealer.  OTC options are  available for a greater  variety of  securities  or other assets,  and for a wider range of expiration dates and exercise prices, than exchange-traded options.

         The staff of the SEC takes the position  that  purchased OTC options and the assets used as "cover"
for  written OTC  options  are  illiquid  securities.  Accordingly,  the  Portfolio  will only engage in OTC
options  transactions  with  dealers  that  have  been  specifically   approved  by  the  Sub-advisor.   The
Sub-advisor  believes  that the  approved  dealers  should be able to enter  into  closing  transactions  if necessary and,  therefore,  present minimal credit risks to the Portfolio.  The Sub-advisor will monitor the creditworthiness  of the approved dealers on an on-going basis.  The Portfolio  currently will not engage in
OTC options  transactions if the amount invested by the Portfolio in OTC options,  plus a "liquidity charge"
related to OTC  options  written  by the  Portfolio,  plus the amount  invested  by the  Portfolio  in other illiquid  securities,  would exceed 15% of the Portfolio's net assets.  The "liquidity  charge"  referred to above is computed as described below.

         The Portfolio  anticipates  entering into  agreements with dealers to which the Portfolio sells OTC options.  Under these  agreements the Portfolio  would have the absolute right to repurchase the OTC options from the  dealer  at any time at a price no  greater  than a price  established  under the  agreements  (the
"Repurchase  Price").  The "liquidity  charge" referred to above for a specific OTC option  transaction will be the  Repurchase  Price  related  to the OTC  option  less  the  intrinsic  value of the OTC  option.  The intrinsic  value of an OTC call  option for such  purposes  will be the amount by which the  current  market value of the underlying  security  exceeds the exercise price.  In the case of an OTC put option,  intrinsic value will be the amount by which the exercise  price  exceeds the current  market  value of the  underlying security.  If there is no such  agreement  requiring  a  dealer  to allow  the  Portfolio  to  repurchase  a specific OTC option  written by the Portfolio,  the  "liquidity  charge" will be the current market value of the assets serving as "cover" for such OTC option.

                  Options on Securities Indices.  The Portfolio,  as part of its options  transactions,  may also use options on  securities  indices in an attempt to hedge  against  market  conditions  affecting  the value of  securities  that the  Portfolio  owns or intends to purchase,  and not for  speculation.  When the
Portfolio  writes an option on a securities  index,  it will be required to deposit with its  custodian  and mark-to-market  eligible  securities to the extent  required by applicable  regulation.  Where the Portfolio writes a call option on a securities  index at a time when the contract  value  exceeds the exercise  price, the Portfolio  will also  segregate and  mark-to-market,  until the option expires or is closed out, cash or cash  equivalents  equal in value to such  excess.  The  Portfolio  may also  purchase  and sell  options on indices  other than  securities  indices,  as available,  such as foreign  currency  indices.  Because index options are settled in cash, a call writer cannot  determine  the amount of its  settlement  obligations  in advance and, unlike call writing on specific securities,  cannot cover its potential settlement  obligations by acquiring  and holding the  underlying  securities.  Index  options  involve risks similar to those risks relating to transactions in financial futures contracts described below.

         For an additional  discussion of investing in OTC options and options on  securities  indices,  and the risks involved  therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and
Investment Methods."

         Financial  Futures  Contracts and Related Options.  The Portfolio may enter into financial  futures contracts.  This investment  technique is designed  primarily to hedge (i.e.  protect)  against  anticipated future changes in market  conditions or foreign  exchange rates which otherwise  might affect  adversely the value of  securities  or other assets which the Portfolio  holds or intends to purchase.  For example,  when the near-term  market view is bearish but the portfolio  composition is judged  satisfactory  for the longer term,  exposure to temporary  declines in the market may be reduced by entering  into  futures  contracts to sell  securities or the cash value of an index.  Conversely,  where the near-term  view is bullish,  but the
Portfolio is believed to be well  positioned  for the longer term with a high cash  position,  the Portfolio can hedge against  market  increases by entering into futures  contracts to buy securities or the cash value of an index.  In either case, the use of futures  contracts  would tend to minimize  portfolio  turnover and facilitate the  Portfolio's  pursuit of its investment  objective.  Also, if the Portfolio  owned  long-term bonds and interest  rates were  expected to rise, it could sell  financial  futures  contracts.  If interest rates did increase,  the value of the bonds held by the Portfolio  would decline,  but this decline would be offset in whole or in part by an  increase in the value of the  Portfolio's  futures  contracts.  If, on the other hand,  long-term  interest rates were expected to decline,  the Portfolio  could hold  short-term debt securities  and  benefit  from the income  earned by  holding  such  securities,  while at the same time the
Portfolio  could  purchase  futures  contracts on long-term  bonds or the cash value of a securities  index.
Thus, the Portfolio  could take advantage of the  anticipated  rise in the value of long-term  bonds without actually  buying them. The futures  contracts and short-term  debt  securities  could then be liquidated and the  cash  proceeds  used to buy  long-term  bonds.  At the  time of  delivery,  in the  case of a  contract relating to fixed income  securities,  adjustments  are made to recognize  differences in value arising from the delivery of  securities  with a different  interest rate than that  specified in the  contract.  In some cases,  securities  to be  delivered  under a  futures  contract  may not have  been  issued at the time the contract was written.

         The market  prices of futures  contracts may be affected by certain  factors.  If  participants  in the futures  market elect to close out their  contracts  through  offsetting  transactions  rather than meet margin  requirements,  distortions  in the normal  relationship  between the assets and futures market could result.  Price  distortions  also could  result if  investors  in futures  contracts  decide to make or take delivery of  underlying  securities or other assets  rather than engage in closing  transactions  because of the resultant  reduction in the liquidity of the futures market.  In addition,  because margin  requirements
in  the  futures  market  are  less  onerous  than  margin  requirements  in  the  cash  market,   increased
participation  by speculators  in the futures market could cause  temporary  price  distortions.  Due to the possibility of these price  distortions and because of the imperfect  correlation  between  movements in the prices of securities or other assets and movements in the prices of futures  contracts,  a correct  forecast of market trends by the Sub-advisor still may not result in a successful hedging transaction.

         The  Portfolio  may  purchase  and write  call and put  options  on  financial  futures  contracts.
Options on futures  contracts  involve risks similar to those risks  relating to  transactions  in financial futures  contracts.  The  Portfolio  will not  enter  into any  futures  contracts  or  options  on  futures contracts if the aggregate of the contract value of the outstanding  futures  contracts of the Portfolio and futures  contracts  subject to outstanding  options  written by the Portfolio  would exceed 50% of the total assets of the  Portfolio.  For an  additional  discussion  of investing in financial  futures  contracts and options on financial futures  contracts and the risks involved  therein,  see this Statement and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Section 4(2) Paper.  The  Portfolio  may invest in  commercial  paper issued by major  corporations under the  Securities  Act of 1933 in  reliance  on the  exemption  from  registration  afforded  by Section
3(a)(3) thereof.  Such commercial  paper may be issued only to finance current  transactions and must mature in nine months or less.  Such  commercial  paper is traded  primarily  by  institutional  investors  through investment dealers,  and individual  investor  participation in the commercial paper market is very limited.
The Portfolio also may invest in commercial  paper issued in reliance on the so-called  "private  placement"
exemption  from  registration  afforded  by  Section  4(2)  of the  Securities  Act of 1933  ("Section  4(2)
paper").  Section  4(2) paper is  restricted  as to  disposition  under the  federal  securities  laws,  and generally is sold to  institutional  investors,  such as the  Portfolio,  who agree that they are purchasing the paper for  investment  and not with a view to public  distribution.  Any resale by the purchaser must be in an exempt  transaction.  Section 4(2) paper normally is resold to other  institutional  investors through or with the  assistance  of the issuer or  investment  dealers who make a market in the Section  4(2) paper, thus providing  liquidity.  Section 4(2) paper will be considered  illiquid,  and subject to the Portfolio's limitation on investing in illiquid  securities,  unless the Sub-advisor  determines such Section 4(2) paper to be liquid under guidelines established by the Board of Trustee of the Trust.

         Collateralized   Obligations.   The  Portfolio  may  invest  in  asset-backed  and  mortgage-backed
securities,   including   interest  only  ("IO")  and  principal  only  ("PO")   securities   (collectively,
"collateralized  obligations").  A  collateralized  obligation is a debt security  issued by a  corporation, trust  or  custodian,  or by a U.S.  Government  agency  or  instrumentality,  that is  collateralized  by a portfolio or pool of  mortgages,  mortgage  pass-through  securities,  U.S.  Government  securities or other assets.  Collateralized  obligations,  depending  on their  structure  and the rate of  prepayments,  can be volatile.

         The  Portfolio  will  currently  invest in only  those  collateralized  obligations  that are fully collateralized  and would not  materially  alter the risk  profile of the  Portfolio.  Fully  collateralized means  that the  collateral  will  generate  cash flows  sufficient  to meet  obligations  to holders of the collateralized  obligations  under even the most  conservative  prepayment  and interest  rate  projections.
Thus, the collateralized  obligations are structured to anticipate a worst case prepayment  condition and to
minimize  the  reinvestment  rate  risk  for  cash  flows  between  coupon  dates  for  the   collateralized
obligations.  A worst case prepayment  condition  generally assumes  immediate  prepayment of all securities purchased at a premium and zero  prepayment of all  securities  purchased at a discount.  Reinvestment  rate risk may be  minimized  by  assuming  very  conservative  reinvestment  rates and by other  means such as by maintaining the flexibility to increase  principal  distributions  in a low interest rate  environment.  The effective  credit quality of the  collateralized  obligations in such instances is the credit quality of the issuer  of the  collateral.  The  requirements  as to  collateralization  are  determined  by the  issuer or sponsor of the  collateralized  obligation  in order to satisfy  rating  agencies,  if rated.  The Portfolio does not currently intend to invest more than 5% of its total assets in collateralized obligations.

         Because  some  collateralized  obligations  are  issued in  classes  with  varying  maturities  and interest rates,  the investor may obtain greater  predictability  of maturity  through these  collateralized obligations  than through  direct  investments  in mortgage  pass-through  securities.  Classes with shorter maturities  may have lower  volatility  and lower yield while those with longer  maturities  may have higher volatility  and higher yield.  Payments of principal and interest on the  underlying  collateral  securities are not passed through directly to the holders of these  collateralized  obligations.  Rather,  the payments on the  underlying  portfolio  or pool of  obligations  are used to pay interest on each class and to retire successive  maturities in sequence.  These  relationships  may in effect "strip" the interest  payments from principal  payments  of the  underlying  obligations  and  allow for the  separate  purchase  of either  the interest  or the  principal  payments,  sometimes  called  interest  only ("IO") and  principal  only ("PO")
securities.  By  investing  in IOs and POs, an investor  has the option to select from a pool of  underlying collateral  the  portion of the cash flows that most  closely  corresponds  to the  investor's  forecast  of interest rate movements.

         Collateralized  obligations  are designed to be retired as the underlying  obligations  are repaid.
In the event of prepayment on or call of such securities,  the class of  collateralized  obligation first to mature generally will be paid down first.  Although in most cases the issuer of  collateralized  obligations will not supply  additional  collateral in the event of such prepayment,  there generally will be sufficient
collateral  to  secure  collateralized  obligations  that  remain  outstanding.   Governmentally-issued  and
privately-issued  IO's and PO's will be considered  illiquid for purposes of the  Portfolio's  limitation on illiquid  securities  unless they are determined to be liquid under  guidelines  established by the Board of
Trustee.

         In reliance on an  interpretation  by the SEC, the  Portfolio's  investments in certain  qualifying collateralized  obligations  are not subject to the  limitations in the 1940 Act regarding  investments by a registered investment company, such as the Portfolio, in another investment company.

         Inverse  Floaters.  The Portfolio  may also invest in "inverse  floaters."  These inverse  floaters are more volatile than conventional fixed or floating rate collateralized  obligations,  and their yield and value will fluctuate in inverse  proportion to changes in the index upon which rate  adjustments  are based.
As a result,  the yield on an inverse  floater will  generally  increase when market yields (as reflected by the index)  decrease and decrease  when market  yields  increase.  The extent of the  volatility  of inverse floaters  depends on the extent of  anticipated  changes in market  rates of  interest.  Generally,  inverse floaters  provide for interest  rate  adjustments  based upon a multiple of the  specified  interest  index,
which  further  increases  their  volatility.   The  degree  of  additional   volatility  will  be  directly
proportional  to the size of the multiple used in  determining  interest rate  adjustments.  Currently,  the
Portfolio does not intend to invest more than 5% of its net assets in inverse floaters.

         For an additional  discussion of investing in  collateralized  obligations  and the risks  involved therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

Investment  Policies  Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are
applicable  to  the  AST  DeAM  Large-Cap  Value  Portfolio.   These   limitations  are  not   "fundamental"
restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management of another issuer.

         2.       Purchase  securities of other  investment  companies,  except in compliance  with the 1940
Act.

         3.       Invest more than 15% of its net assets in illiquid securities.

AST Alliance/Bernstein Growth + Value Portfolio:

Investment Objective: The investment objective of the Portfolio is to seek capital growth by investing approximately 50% of its assets in growth stocks of large companies and 50% of its assets in value stocks of large companies.

Investment Policies:

         Convertible   Securities.   The  Portfolio  may  invest  in  convertible   securities,   which  are
convertible  at  a  stated  exchange  rate  into  common  stock.  Prior  to  their  conversion,  convertible securities have the same general  characteristics  as  non-convertible  debt  securities,  as they provide a stable  stream of income  with  generally  higher  yields  than  those of equity  securities  of the same or similar issuers.  As with all debt securities,  the market value of convertible  securities tends to decline as interest rates increase and, conversely,  to increase as interest rates decline.  Convertible  securities generally  offer  lower  interest  or  dividend  yields  than  non-convertible  debt  securities  of similar quality.  However,  when the market price of the common stock underlying a convertible  security  increases, the price of the convertible  security  increasingly  reflects the value of the underlying  common stock and may rise  accordingly.  As the  market  price of the  underlying  common  stock  declines,  the  convertible security  tends to trade  increasingly  on a yield basis,  and thus may not depreciate to the same extent as the underlying  common stock.  Convertible  securities  rank senior to common stocks on an issuer's  capital structure.  They are  consequently  of higher  quality and entail less risk than the issuer's  common stock, although  the  extent to which such risk is reduced  depends in large  measure  upon the degree to which the convertible  security sells above its value as a fixed income  security.  The Portfolio may invest up to 20%
of the growth portion of its net assets in the  convertible  securities of companies whose common stocks are eligible  for  purchase  by  the  Portfolio  under  the  investment  policies  described  above.  Additional information about convertible  securities is included in the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Rights and  Warrants.  The  Portfolio  may invest up to 5% of the growth  portion of its net assets in rights or warrants,  but will do so only if the equity  securities  themselves are deemed  appropriate by the Sub-advisor  for inclusion in the Portfolio.  Rights and warrants may be more  speculative  than certain other types of  investments  in that they do not entitle a holder to dividends or voting rights with respect to the  securities  which may be  purchased  nor do they  represent  any rights in the assets of the issuing company.  Also,  the  value of a right  or  warrant  does  not  necessarily  change  with  the  value of the underlying  securities.  Additional  information about warrants is included in the Trust's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio  may  invest  up to 15% of the  value of its  total  assets in foreign  securities.  A foreign  security is a security  issued by a non-U.S.  company which is defined as a company  that (i) is  organized  outside  the United  States;  (ii) has their  principal  place of  business outside the United States;  and (iii) issues securities traded  principally in a foreign country.  Companies that do not fall  within the  definition  of a non-U.S.  company  shall be  considered  a U.S.  company  for purposes of this  definition.  American  Depositary  Receipts (ADRs) are not considered  foreign  securities for the  purposes  of the 15%  limitation  on  foreign  securities.  Additional  information  about  foreign securities  and their risks is included in this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

Options and Futures:

While the Portfolio  does not anticipate  utilizing them on a regular basis,  the Portfolio may from time to time may engage in options and  futures  transactions  as  described  below.  Additional  information  about option,  futures and their risks is included in this  Statement and the Trust's  Prospectus  under  "Certain
Risk Factors and Investment Methods."

         Options on  Securities.  The Portfolio  may write  exchange-traded  call options on common  stocks, and may  purchase  and sell  exchange-traded  call and put  options  on common  stocks  written by others or combinations thereof.  The Portfolio will not write put options.

         Generally,  the opportunity for profit from the writing of options is higher,  and consequently the risks are greater,  when the stocks  involved are lower  priced or volatile,  or both.  While an option that has been  written is in force,  the  maximum  profit  that may be  derived  from the  optioned  stock is the premium less  brokerage  commissions  and fees.  The Portfolio will not write a call unless the Portfolio at all times  during the  option  period  owns  either  (a) the  optioned  securities  or has an  absolute  and immediate  right to acquire that security  without  additional  cash  consideration  (or for additional cash consideration  held in a  segregated  account  by its  custodian)  upon  conversion  or  exchange  of  other securities  held in its  portfolio  or (b) a call  option  on the same  security  and in the same  principal amount  as the call  written  where  the  exercise  price of the call  held (i) is equal to or less than the exercise  price of the call written or (ii) is greater  than the  exercise  price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its Custodian.

         Premiums  received by the  Portfolio  in  connection  with  writing  call options will vary widely.
Commissions,  stock  transfer  taxes and other  expenses of the Portfolio must be deducted from such premium receipts.  Calls written by the Portfolio will ordinarily be sold either on a national  securities  exchange or through put and call  dealers,  most, if not all, of whom are members of a national  securities  exchange on which  options  are  traded,  and will be endorsed  or  guaranteed  by a member of a national  securities exchange or qualified  broker-dealer.  The  endorsing or  guaranteeing  firm requires that the option writer
(in this case the  Portfolio)  maintain a margin  account  containing  either  corresponding  stock or other equity as required by the endorsing or guaranteeing firm.

         The  Portfolio  will  not  sell a call  option  written  by it if,  as a result  of the  sale,  the aggregate of the Portfolio's  portfolio  securities subject to outstanding call options (valued at the lower of the option  price or market  value of such  securities)  would  exceed  15% of the growth  portion of the
Portfolio's total assets.

         The  Portfolio  may purchase or write  options on  securities of the types in which it is permitted to invest in  privately  negotiated  (i.e.,  over-the-counter)  transactions.  The  Sub-advisor  has adopted procedures  for  monitoring  the  creditworthiness  of financial  institutions  with which  over-the-counter options transactions are effected.

         In buying a call,  the  Portfolio  would be in a position  to realize a gain if,  during the option period,  the price of the  shares  increased  by an amount in  excess of the  premium  paid and  commissions payable on  exercise.  It would  realize a loss if the price of the  security  declined or remained the same or did not  increase  during the period by more than the amount of the  premium and  commissions  payable on exercise.  In buying a put, the  Portfolio  would  realize a loss if the price of the security  increased or remained  the same or did not  decrease  during  that  period by more than the  amount  of the  premium  and commissions  payable on exercise.  In addition,  the Portfolio  could realize a gain or loss on such options by selling them.

         The  aggregate  cost of all  outstanding  options  purchased and held by the  Portfolio,  including options on market  indices  as  described  below,  will at no time  exceed 10% of the growth  portion of the
Portfolio's total assets.

         Options on Market  Indices.  The Portfolio  may purchase and sell  exchange-traded  index  options.
Through the purchase of listed index  options,  the portfolio  could achieve many of the same  objectives as through  the use of  options  on  individual  securities.  Price  movements  in the  Portfolio's  securities probably  will not  correlate  perfectly  with  movements  in the level of the  index  and,  therefore,  the
Portfolio  would bear a risk of loss on index options  purchased by it if favorable  price  movements of the hedged  portfolio  securities do not equal or exceed losses on the options or if adverse price  movements of the hedged portfolio securities are greater than gains realized from the options.

         Stock Index  Futures.  The Portfolio may purchase and sell stock index futures  contracts.  A stock index  futures  contract  is a  bilateral  agreement  pursuant  to which two  parties  agree to take or make delivery of an amount of liquid  assets equal to a specified  dollar  amount  multiplied  by the  difference between the stock index value at the close of the last  trading day of the  contract  and the price at which the futures contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than
30% of its total assets would be hedged by stock index  futures.  The  Portfolio  may not purchase or sell a stock index future if, immediately  thereafter,  the sum of the amount of margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index  futures  contracts can be purchased or sold with respect to the Standard &
Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange Composite Index on
the New York  Futures  Exchange  and the Value Line  Stock  Index on the  Kansas  City  Board of Trade.  The
Sub-advisor  does not  believe  that  differences  in  composition  of the three  indices  will  create  any differences  in the price  movements of the stock index  futures  contracts in relation to the  movements in such indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with movements in the value of the securities  being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures  transactions  is different from that of margin in security transactions  in that  futures  contract  margin  does  not  involve  the  borrowing  of  funds  to  finance transactions.  Rather,  the initial  margin is in the nature of a performance  bond or good faith deposit on the contract  which is returned to the Portfolio  upon  termination  of the futures  contract,  assuming all contractual obligations have been satisfied.

         There are several  risks in  connection  with the use of stock index  futures by the Portfolio as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index  futures and  movements in the price of the  securities  which are the subject of the hedge.
The price of the stock  index  futures  may move  more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge  will not be fully  effective  but,  if the price of the  securities  being hedged has moved in an unfavorable  direction,  the Portfolio  would be in a better  position than if it had not hedged at all. If the price of the  securities  being  hedged has moved in a favorable  direction,  this advantage  will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio will  experience  either a loss or gain on the future which will not be  completely  offset by movements in the price of the  securities  which are the subject of the hedge.
To  compensate  for the  imperfect  correlation  of  movements in the price of  securities  being hedged and movements  in the price of the stock  index  futures,  the  Portfolio  may buy or sell stock  index  futures contracts in a greater  dollar amount than the dollar amount of  securities  being hedged if the  volatility over a particular  time period of the prices of such  securities has been greater than the  volatility  over such time period for the index,  or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular time period of the prices of the  securities  being hedged is less than the  volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are  purchased to hedge against a possible  increase in the price of stock before the
Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options) in an orderly  fashion, it is possible  that the market may decline  instead.  If the  Sub-advisor  then  concludes not to invest in stock or  options  at that time  because  of concern  as to  possible  further  market  decline or for other reasons,  the  Portfolio  will realize a loss on the futures  contract  that is not offset by a reduction in the price of securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         Portfolio  Turnover.  The  Portfolio's  investment  policies  as  described  above are based on the
Sub-advisor's  assessment of  fundamentals  in the context of changing market  valuations.  Therefore,  they may under some conditions  involve frequent  purchases and sales of shares of a particular issuer as well as the  replacement  of  securities.  The  Sub-advisor  expects  that more of its  portfolio  turnover  will be attributable  to increases and decreases in the size of particular  portfolio  positions  rather than to the complete  elimination of a particular  issuer's  securities from the Portfolio.  It is anticipated  that the growth  portion of the Portfolio  may have  portfolio  turnover  exceeding  100%.  For more  information  on portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the  AST  Alliance/Bernstein  Growth  +  Value  Portfolio.  These  limitations  are  not
"fundamental" restrictions and may be changed without shareholder approval.  The Portfolio will not:

         1.       Invest in companies for the purpose of exercising control;

         2.       Purchase the securities of any other  investment  company or investment  trust,  except in compliance with the 1940 Act;

         3.       Invest in interests in oil, gas or other  mineral  exploration  or  development  programs, except  that it may  purchase  and sell  securities  of  companies  that deal in oil,  gas or other  mineral exploration or development programs;

         4.       Make  short  sales  of  securities  or  purchase  securities  on  margin  except  for such short-term credits as may be necessary for the clearance of transactions;

         5.       Purchase  illiquid  securities if immediately  after such  investment more than 15% of the
Portfolio's net assets (taken at market value) would be so invested;

         Whenever any investment  restriction  states a maximum  percentage of the Portfolio's  assets which may be  invested  in any  security  or other  asset,  it is  intended  that such  percentage  be  determined immediately  after  and as a result of the  Portfolio's  acquisition  of such  securities  or other  assets.
Accordingly,  any later increase or decrease in percentage  beyond the specified  limitation  resulting from changes in values or net assets will not be considered a violation of any such maximum.

AST Sanford Bernstein Core Value Portfolio:

Investment Objective:  The investment objective of the Portfolio is to seek long-term capital growth.

Investment Policies:

         As a  diversified  fund,  no more than 5% of the assets of the  Portfolio  may be  invested  in the securities of one issuer (other than U.S. Government  Securities),  except that up to 25% of the Portfolio's assets may be invested  without  regard to this  limitation.  The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry.

         Short-Term  Instruments.   When  the  Portfolio  experiences  large  cash  inflows  or  anticipates substantial  redemption requests,  the Portfolio may hold short-term  investments for a limited time pending the purchase of equity  securities.  The Portfolio's  short-term  instruments may consist of: (i) short-term obligations issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities  or by any of the states;  (ii) other  short-term debt  securities  rated AA or higher by Standard & Poor's ("S&P")
or Aa or higher by Moody's or, if unrated,  of comparable  quality in the opinion of the Sub-advisor;  (iii)
commercial paper; (iv) bank obligations,  including  negotiable  certificates of deposit,  time deposits and bankers'  acceptances;  and (v)  repurchase  agreements.  At the time the  Portfolio  invests in  commercial paper,  bank obligations or repurchase  agreements,  the issuer or the issuer's parent must have outstanding debt  rated  AA or  higher  by S&P or Aa or  higher  by  Moody's  or  outstanding  commercial  paper or bank obligations  rated A-1 by S&P or Prime-1 by Moody's;  or, if no such ratings are  available,  the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates  of Deposit and Bankers'  Acceptances.  Certificates of deposit are receipts issued by a  depositary  institution  in  exchange  for the  deposit  of funds.  The  issuer  agrees to pay the amount deposited  plus  interest  to the  bearer of the  receipt  on the date  specified  on the  certificate.  The certificate  usually  can be  traded  in the  secondary  market  prior  to  maturity.  Bankers'  acceptances typically  arise from  short-term  credit  arrangements  designed to enable  businesses  to obtain  funds to finance  commercial  transactions.  Generally,  an acceptance is a time draft drawn on a bank by an exporter or an  importer  to  obtain a stated  amount  of funds to pay for  specific  merchandise.  The draft is then
"accepted" by a bank that,  in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance may then be held by the accepting bank as an asset or it may be sold in the  secondary  market at the going rate of discount for a specific  maturity.  Although  maturities  for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial  Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured promissory  notes issued by  corporations  in order to finance their current  operations.  A variable amount master  demand  note  (which  is a type of  commercial  paper)  represents  a direct  borrowing  arrangement involving  periodically  fluctuating  rates of interest under a letter agreement  between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         U.S.  Government  Obligations.  The  Portfolio  may invest in  obligations  issued or guaranteed by
U.S.  Government  agencies or  instrumentalities.  These  obligations  may or may not be backed by the "full faith and credit" of the United  States.  In the case of securities  not backed by the full faith and credit of the United  States,  the Portfolio must look  principally  to the federal agency issuing or  guaranteeing the  obligation  for ultimate  repayment,  and may not be able to assert a claim  against the United  States itself in the event the agency or instrumentality  does not meet its commitments.  Government  securities in which the  Portfolio  may invest  that are not  backed by the full  faith and  credit of the  United  States include,  but are not limited to,  obligations  of the  Tennessee  Valley  Authority,  the Federal Home Loan
Mortgage  Corporation  and the U.S.  Postal  Service,  each of which has the  right to borrow  from the U.S.
Treasury to meet its  obligations,  and  obligations  of the Federal Farm Credit System and the Federal Home
Loan  Banks,  both of whose  obligations  may be  satisfied  only by the  individual  credit of the  issuing agency.  Securities  that are backed by the full faith and credit of the United States  include  obligations of the Government  National Mortgage  Association,  the Farmers Home  Administration,  and the Export-Import
Bank.

         Equity  Investments.  The  Portfolio  may  invest  in  equity  securities  listed  on any  domestic securities exchange or traded in the  over-the-counter  markets,  including ADRs and U.S. dollar denominated securities of foreign issuers that trade on domestic exchanges and in the  over-the-counter  markets..  They may or may not pay dividends or carry voting  rights.  Common stock  occupies the most junior  position in a company's capital structure.

Futures Contracts and Options on Futures Contracts.

         Futures  Contracts.  The  Portfolio  may  enter  into  securities  index  futures  contracts.  U.S.
futures  contracts have been designed by exchanges  which have been  designated  "contracts  markets" by the
CFTC, and must be executed through a futures  commission  merchant,  or brokerage firm, which is a member of the relevant contract market.  Futures  contracts trade on a number of exchange markets,  and, through their clearing  corporations,  the  exchanges  guarantee  performance  of the  contracts  as between the  clearing members of the exchange.  These investments will be made by the Portfolio solely for hedging purposes.

         At the same time a futures  contract is purchased or sold,  the  Portfolio  must  allocate  cash or securities  as a deposit  payment  ("initial  margin").  It is  expected  that the initial  margin  would be approximately  1 1/2% to 5% of a contract's face value.  Daily  thereafter,  the futures  contract is valued and the payment of  "variation  margin" may be  required,  because  each day the  Portfolio  will provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts  by their  terms  call  for the  actual  delivery  or  acquisition  of securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract without having  to  make  or take  delivery  of the  securities.  The  offsetting  of a  contractual  obligation  is accomplished  by buying (or selling,  as the case may be) on a  commodities  exchange an  identical  futures contract  calling for delivery in the same month.  Such a  transaction,  which is effected  through a member of an exchange,  cancels the  obligation to make or take delivery of the  securities.  Because  transactions in the futures market are made,  offset or fulfilled  through a  clearinghouse  associated with the exchange on which the  contracts  are traded,  the  Portfolio  will incur  brokerage  fees when it purchases or sells futures  contracts.  The liquidity of the futures market depends on  participants  entering into  offsetting transactions  rather  than  making or taking  delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other risks.  Nonetheless,  the Sub-advisor  believes that use of such  contracts in certain  circumstances  will benefit the Portfolio.  For an additional  discussion of futures  contracts and the risks involved  therein,  see this Statement and the Trust's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Options on Futures  Contracts.  The Portfolio  may use stock index futures on a continual  basis to
"equitize" cash so that the Portfolio may maintain 100% equity  exposure.  The Portfolio will not enter into any  futures  contracts  or options on futures  contracts  if  immediately  thereafter  the amount of margin deposits on all the futures  contracts of the Portfolio and premiums paid on outstanding  options on futures contracts  owned by the  Portfolio  (other than those  entered  into for bona fide hedging  purposes)  would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option gives the holder,  in return for the premium  paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time during the period of the option.  Upon exercise,  the writer of the option is obligated to pay the  difference  between the cash  value of the  futures  contract  and the  exercise  price.  Like the  buyer or seller of a futures contract,  the  holder,  or  writer,  of an option  has the right to  terminate  its  position  prior to the scheduled  expiration  of the option by selling or  purchasing  an option of the same series,  at which time the person  entering  into the  closing  transaction  will  realize a gain or loss.  The  Portfolio  will be required to deposit  initial  margin and  variation  margin with  respect to put and call options on futures contracts  written by it pursuant to brokers'  requirements  similar to those  described  above.  Net option premiums  received  will be  included  as  initial  margin  deposits.  In  anticipation  of an  increase  in securities  prices,  the Portfolio may purchase  call options on futures  contracts as a substitute  for the purchase of futures  contracts  to hedge  against a possible  increase in the price of  securities  that the
Portfolio  intends  to  purchase.  Similarly,  if the  value  of the  securities  held by the  Portfolio  is expected to decline,  the  Portfolio  might  purchase put options or sell call options on futures  contracts rather than sell futures contracts.

         Investments  in futures  options  involve  some of the same  considerations  that are  involved  in connection  with  investments  in futures  contracts  (for  example,  the  existence  of a liquid  secondary market).  In  addition,  the  purchase or sale of an option also  entails the risk that changes in the value of the  underlying  futures  contract will not  correspond to changes in the value of the option  purchased.
Depending on the pricing of the option  compared to either the futures  contract upon which it is based,  or upon the price of the  securities  being  hedged,  an option may or may not be less risky than  ownership of the futures  contract or such  securities.  In general,  the market  prices of options can be expected to be more volatile than the market prices on the underlying  futures  contract.  Compared to the purchase or sale of futures  contracts,  however,  the purchase of call or put options on futures  contracts  may  frequently involve less  potential  risk to the  Portfolio  because the maximum  amount at risk is the premium paid for the  options  (plus  transaction  costs).  The  writing  of an option on a futures  contact  involves  risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio may purchase and write (sell) call and put options on  securities  indices.  Such  options  give the holder the right to receive a cash  settlement  during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities  indices entail certain risks.  The absence of a liquid  secondary  market to close out options  positions on securities  indices may occur,  although the Portfolio  generally  will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices  also  entails the risk that  trading in such options may be interrupted if trading in certain  securities  included in the index is interrupted.  The Portfolio will not purchase such options unless the  Sub-advisor  believes the market is  sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an additional  discussion of options and the risks  involved  therein,  see this  Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are not  "fundamental"  restrictions  and may be changed by the  Trustees of the Trust  without  shareholder approval.  The Portfolio will not:

         1.       Purchase  any  security  or  evidence  of  interest  therein on margin,  except  that such short-term  credit as may be  necessary  for the  clearance  of  purchases  and sales of  securities  may be obtained and except that  deposits of initial  deposit and variation  margin may be made in connection  with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase  securities of other  investment  companies  except in  compliance  with the 1940
Act; or

         4.       Invest  more than 15% of the  Portfolio's  net  assets  (taken at the  greater  of cost or market  value)  in  securities  that are  illiquid  or not  readily  marketable,  not  including  Rule  144A securities  and commercial  paper that is sold under section 4(2) of the 1933 Act that have been  determined to be liquid under procedures established by the Board of Trustees.

AST Cohen & Steers Realty Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to maximize  total  return  through investment in real estate securities.

Investment Policies:

         Investment  Techniques.  The  following  sections  provide  expanded  discussion  of several of the types of investments and investment techniques which may be used by the Portfolio.

                  Real Estate  Investment  Trusts.  REITs are sometimes  informally  characterized as equity
REITs,  mortgage  REITs  and  hybrid  REITs.  An equity  REIT  invests  primarily  in the fee  ownership  or leasehold  ownership of land and buildings and derives its income  primarily from rental  income.  An equity
REIT may also realize  capital gains (or losses) by selling real estate  properties  in its  portfolio  that have  appreciated  (or  depreciated)  in value.  A mortgage  REIT  invests  primarily  in  mortgages on real estate,  which may secure  construction,  development or long-term loans. A mortgage REIT generally  derives its income  primarily  from  interest  payments on the credit it has  extended.  A hybrid REIT  combines the characteristics  of equity REITs and mortgage  REITs,  generally by holding  both  ownership  interests  and
mortgage  interests  in  real  estate.  It  is  anticipated,   although  not  required,  that  under  normal
circumstances a majority of the Portfolio's investments in REITs will consist of equity REITs.

         A  REIT  is  not  taxed  on  amounts  distributed  to  shareholders  if it  complies  with  several requirements  relating  to its  organization,  ownership,  assets,  and  income  and a  requirement  that it distribute to its  shareholders  at least 95% of its taxable  income (other than net capital gains) for each taxable year.  Equity and Mortgage  REITs are dependent  upon the skills of their managers and generally may not be diversified.  Equity and Mortgage REITs are also subject to heavy cash flow  dependency,  defaults by borrowers and  self-liquidation.  In addition,  Equity and Mortgage REITs could possibly fail to qualify for tax free  pass-through  of income under the Internal  Revenue Code of 1986, as amended (the  "Code"),  or to maintain their exemptions from registration under the Investment Company Act of 1940 (the "1940 Act").

                  Futures  Contracts.  The Portfolio may purchase and sell financial  futures  contracts.  A futures  contract  is an  agreement  to buy  or  sell a  specific  security  or  financial  instrument  at a particular  price on a stipulated  future date.  Although some financial  futures  contracts call for making or taking delivery of the underlying  securities,  in most cases these obligations are closed out before the settlement  date.  The closing of a  contractual  obligation  is  accomplished  by  purchasing or selling an identical  offsetting  futures  contract.  Other  financial  futures  contracts by their terms call for cash settlements.

         The  Portfolio  may also buy and sell index  futures  contracts  with  respect to any stock or bond index traded on a recognized  stock exchange or board of trade.  An index futures  contract is a contract to buy or sell  units of an index at a  specified  future  date at a price  agreed  upon when the  contract  is made.  The stock index  futures  contract  specifies  that no delivery  of the actual  stocks  making up the index will take place.  Instead,  settlement in cash must occur upon the  termination of the contract,  with the settlement  being the  difference  between the contract price and the actual level of the stock index at the expiration of the contract.

         At the time the Portfolio  purchases a futures  contract,  an amount of cash or other liquid assets equal to the market  value of the futures  contract  will be  deposited  in a  segregated  account  with the
Portfolio's  custodian.  When writing a futures  contract,  the  Portfolio  will maintain with its custodian similar  liquid  assets that,  when added to the amounts  deposited  with a futures  commission  merchant or
broker  as  margin,   are  equal  to  the  market  value  of  the   instruments   underlying  the  contract.
Alternatively,  the Portfolio  may "cover" its position by owning the  instruments  underlying  the contract
(or, in the case of an index futures contract, a portfolio with a volatility  substantially  similar to that of the index on which the futures contract is based),  or holding a call option  permitting the Portfolio to purchase  the same  futures  contract  at a price no higher  than the price of the  contract  written by the
Portfolio  (or at a higher price if the  difference  is  maintained  in liquid  assets with the  Portfolio's custodian).  For an additional  discussion  of futures  contracts and the risks  associated  with them,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

                  Options on  Securities  and Stock  Indices.  The  Portfolio may write covered call and put options and purchase  call and put options on  securities  or stock indices that are traded on United States exchanges.

         An option on a security is a contract  that gives the  purchaser  of the option,  in return for the premium  paid,  the right to buy a specified  security (in the case of a call option) or to sell a specified security  (in the case of a put option)  from or to the writer of the option at a  designated  price  during the term of the option.  An option on a securities  index gives the  purchaser of the option,  in return for the premium  paid,  the right to receive  from the seller cash equal to the  difference  between the closing price of the index and the exercise  price of the option.  The value of the  underlying  securities on which options  may be  written  at any one time will not  exceed  25% of the total  assets of the  Portfolio.  The
Portfolio  will not purchase  put or call  options if the  aggregate  premiums  paid for such options  would exceed 5% of its total assets at the time of purchase.

         The  Portfolio  may write a call or put option only if the option is  "covered." A call option on a security  written by the Portfolio is covered if the Portfolio owns the underlying  security  covered by the call or has an absolute and immediate right to acquire that security without  additional cash  consideration
(or for additional  cash  consideration  held in a segregated  account by its custodian)  upon conversion or exchange of other  securities  held in its  portfolio.  A call  option on a security is also  covered if the
Portfolio  holds a call on the same security and in the same principal  amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise  price of the call written or (b)
is greater than the exercise  price of the call written if the  difference is maintained by the Portfolio in cash or other  liquid  assets in a  segregated  account  with its  custodian.  A put  option  on a  security written by the Portfolio is "covered" if the Portfolio  maintains  similar  liquid assets with a value equal to the exercise price in a segregated  account with its custodian,  or else holds a put on the same security and in the same  principal  amount as the put written  where the exercise  price of the put held is equal to or greater than the exercise price of the put written.

         The Portfolio  will cover call options on stock indices by owning  securities  whose price changes, in the  opinion of the  Sub-advisor  are  expected  to be  similar  to those of the index,  or in such other manner as may be in accordance  with the rules of the exchange on which the option is traded and  applicable laws and  regulations.  Nevertheless,  where the  Portfolio  covers a call option on a stock  index  through ownership of securities,  such  securities may not match the  composition of the index.  In that event,  the
Portfolio  will not be fully  covered  and could be subject to risk of loss in the event of adverse  changes in the value of the index.  The  Portfolio  will cover put options on stock  indices by  segregating  assets equal to the option's  exercise  price,  or in such other manner as may be in  accordance  with the rules of the exchange on which the option is traded and applicable laws and regulations.

         The  Portfolio  will  receive a premium  from writing a put or call  option,  which  increases  the
Portfolio's  gross income in the event the option expires  unexercised or is closed out at a profit.  If the value of a security  or an index on which the  Portfolio  has  written a call  option  falls or remains  the same,  the Portfolio  will realize a profit in the form of the premium  received  (less  transaction  costs)
that could offset all or a portion of any decline in the value of the  portfolio  securities  being  hedged.
If the value of the underlying  security or index rises,  however,  the Portfolio will realize a loss in its call option  position,  which will  reduce the benefit of any  unrealized  appreciation  in the  Portfolio's stock  investments.  By writing a put option,  the Portfolio assumes the risk of a decline in the underlying security  or  index.  To the  extent  that the  price  changes  of the  portfolio  securities  being  hedged correlate  with changes in the value of the  underlying  security or index,  writing  covered put options on securities or indices will increase the Portfolio's  losses in the event of a market decline,  although such losses will be offset in part by the premium received for writing the option.

         The Portfolio may also  purchase put options to hedge its  investments  against a decline in value.
By  purchasing  a put  option,  the  Portfolio  will seek to offset a decline in the value of the  portfolio securities  being  hedged  through  appreciation  of the  put  option.  If  the  value  of  the  Portfolio's investments  does not  decline  as  anticipated,  or if the  value of the  option  does  not  increase,  the
Portfolio's  loss will be limited to the premium paid for the option plus  related  transaction  costs.  The success of this strategy will depend,  in part,  on the accuracy of the  correlation  between the changes in value of the  underlying  security or index and the changes in value of the  Portfolio's  security  holdings being hedged.

         The Portfolio  may purchase  call options on individual  securities to hedge against an increase in the price of securities that the Portfolio anticipates  purchasing in the future.  Similarly,  the Portfolio may purchase  call options to attempt to reduce the risk of missing a broad  market  advance,  or an advance in an industry or market  segment,  at a time when the Portfolio  holds  uninvested  cash or short-term debt securities  awaiting  investment.  When purchasing call options,  the Portfolio will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

         There can be no assurance  that a liquid  market will exist when the  Portfolio  seeks to close out an option  position.  Trading could be  interrupted,  for example,  because of supply and demand  imbalances arising from a lack of either buyers or sellers,  or the options  exchange  could suspend  trading after the price has risen or fallen more than the maximum  specified by the  exchange.  Although the  Portfolio may be able to offset to some extent any adverse  effects of being  unable to  liquidate  an option  position,  the
Portfolio may experience losses in some cases as a result of such inability.

         Foreign  Currency  Contracts and Currency  Hedging  Transaction.  In order to hedge against foreign currency exchange rate risks, the Portfolio may enter into forward foreign currency  exchange  contracts and foreign  currency  futures  contracts,  as well as purchase  put or call options on foreign  currencies,  as described  below.  The  Portfolio  may also conduct its foreign  currency  exchange  transactions  on a spot
(i.e.,  cash) basis at the spot rate  prevailing  in the foreign  currency  exchange  market.  The Portfolio will not enter into forward foreign  currency  contracts if, as a result,  the Portfolio will have more than
15% of the value of its net assets committed to the consummation of such contracts.

         The Portfolio may enter into forward foreign currency exchange contracts  ("forward  contracts") to attempt to minimize the risk to the  Portfolio  from adverse  changes in the  relationship  between the U.S.
dollar  and  foreign  currencies.  A forward  contract  is an  obligation  to  purchase  or sell a  specific currency for an agreed  price at a future date which is  individually  negotiated  and  privately  traded by currency traders and their customers.  The Portfolio may enter into a forward  contract,  for example,  when it enters  into a contract  for the  purchase  or sale of a security  denominated  in a foreign  currency in order to "lock in" the U.S.  dollar price of the  security.  In addition,  for example,  when the  Portfolio believes that a foreign  currency may suffer or enjoy a substantial  movement against another  currency,  it may enter into a forward  contract to sell an amount of the former  foreign  currency  (or another  currency which  acts  as a proxy  for  that  currency)  approximating  the  value  of some or all of the  Portfolio's portfolio  securities  denominated in such foreign currency.  This second  investment  practice is generally referred  to as  "cross-hedging."  Because in  connection  with the  Portfolio's  foreign  currency  forward transactions an amount of the  Portfolio's  assets equal to the amount of the purchase will be held aside or segregated  to be used to pay for the  commitment,  the  Portfolio  will  always  have cash or other  liquid assets  available  sufficient  to cover any  commitments  under these  contracts  or to limit any  potential risk. The segregated  account will be  marked-to-market  on a daily basis.  In addition,  the Portfolio will not enter into such forward  contracts if, as a result,  the Portfolio  will have more than 15% of the value of its total assets  committed to such contracts.  While these contracts are not presently  regulated by the
CFTC,  the CFTC may in the future  assert  authority  to regulate  forward  contracts.  In such  event,  the
Portfolio's  ability to utilize forward  contracts in the manner set forth above may be restricted.  Forward contracts may limit  potential gain from a positive change in the  relationship  between the U.S. dollar and foreign  currencies.  Unanticipated  changes in currency prices may result in poorer overall performance for the Portfolio than if it had not engaged in such contracts.

         The  Portfolio  may purchase and write put and call options on foreign  currencies  for the purpose of protecting  against declines in the dollar value of foreign  portfolio  securities and against  increases in the dollar  cost of foreign  securities  to be  acquired.  As is the case with  other  kinds of  options, however,  the writing of an option on foreign  currency  will  constitute  only a partial  hedge,  up to the amount of the premium received,  and the Portfolio could be required to purchase or sell foreign  currencies at  disadvantageous  exchange  rates,  thereby  incurring  losses.  The  purchase  of an option  on  foreign currency may constitute an effective hedge against  fluctuation in exchange rates although,  in the event of rate  movements  adverse to the  Portfolio's  position,  the  Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         The  Portfolio  may enter  into  exchange-traded  contracts  for the  purchase  or sale for  future delivery of foreign currencies  ("foreign currency  futures").  This investment  technique will be used only to hedge against  anticipated  future changes in exchange rates which otherwise  might adversely  affect the value of the  Portfolio's  portfolio  securities  or  adversely  affect  the prices of  securities  that the
Portfolio  intends to purchase at a later date. The  successful use of currency  futures will usually depend on the  Sub-advisor's  ability to forecast  currency  exchange rate  movements  correctly.  Should  exchange rates move in an  unexpected  manner,  the  Portfolio  may not achieve the  anticipated  benefits of foreign currency futures or may realize losses.

         Short Sales.  The Portfolio  may enter into short sales,  provided the dollar amount of short sales at any one time  would not exceed 25% of the net assets of the  Portfolio,  and the value of  securities  of any one  issuer in which  the  Portfolio  is short  would not  exceed  the  lesser of 2% of the value of the
Portfolio's  net assets or 2% of the  securities  of any class of any issuer.  The  Portfolio  must maintain collateral  in a segregated  account  consisting  of cash or other  liquid  assets with a value equal to the current  market value of the shorted  securities,  which are marked to market daily.  If the Portfolio  owns an equal amount of such securities or securities  convertible  into or exchangeable  for, without payment of any further  consideration,  securities of the same issuer as, and equal in amount to, the  securities  sold short (which sales are commonly  referred to as "short sales against the box"),  the above  requirements are not applicable.

         Non-Diversified  Status.  The  Portfolio is classified as a  "non-diversified"  investment  company under the 1940 Act,  which  means the  Portfolio  is not  limited by the 1940 Act in the  proportion  of its assets that may be invested in the securities of a single issuer.  However,  the Portfolio  intends  conduct its  operations  so as to  qualify  as a  regulated  investment  company  for  purposes  of the Code,  which generally  will relieve the  Portfolio of any  liability  for Federal  income tax to the extent its earnings are  distributed to  shareholders.  To so qualify,  among other  requirements,  the Portfolio will limit its investments  so that, at the close of each quarter of the taxable year,  (i) not more than 25% of the market value of the Portfolio's  total assets will be invested in the securities of a single issuer,  and (ii) with respect to 50% of the market  value of its total  assets,  not more than 5% of the market value of its total assets will be invested in the  securities of a single  issuer and the Portfolio  will not own more than 10%
of the outstanding  voting securities of a single issuer.  The Portfolio's  investments in securities issued by the U.S. Government, its agencies and instrumentalities are not subject to these limitations.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the AST  Cohen &  Steers  Realty  Portfolio.  These  limitations  are not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest in illiquid  securities,  as defined in the prospectus under "Investment  Objective and Policies,  AST Cohen & Steers Realty  Portfolio" if immediately  after such  investment more than 15% of the Portfolio's net assets (taken at market value) would be invested in such securities;

         2.       Pledge,  hypothecate,  mortgage  or  otherwise  encumber  its  assets,  except  to  secure permitted borrowings;

         3.       Participate on a joint or joint and several basis in any securities trading account;

         4.       Invest in companies for the purpose of exercising control;

         5.       Purchase securities of investment companies except in compliance with the 1940 Act; or

         6.       (a)  invest  in  interests  in oil,  gas,  or other  mineral  exploration  or  development programs;  or (b) purchase securities on margin,  except for such short-term credits as may be necessary for the clearance of transactions.

AST Sanford Bernstein Managed Index 500 Portfolio:

Investment  Objective:  The  investment  objective of the Portfolio is to  outperform  the Standard & Poor's
500  Composite  Stock Price Index (the "S&P 500(R)Index")  through  stock  selection  resulting in different weightings of common stocks relative to the index.

Investment Policies:

         As a  diversified  fund,  no more than 5% of the assets of the  Portfolio  may be  invested  in the securities of one issuer (other than U.S. Government  Securities),  except that up to 25% of the Portfolio's assets may be invested  without  regard to this  limitation.  The Portfolio will not invest more than 25% of its  assets in the  securities  of  issuers  in any one  industry.  In the  unlikely  event that the S&P 500 should concentrate to an extent greater than that amount,  the Portfolio's  ability to achieve its objective may be impaired.

         About the S&P 500.  The Portfolio is not sponsored, endorsed, sold or promoted by Standard &
Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").  S&P makes no representation or warranty, express or implied, to the shareholders of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the
S&P 500 to track general stock market performance.  S&P's only relationship to the Investment Manager or the Sub-advisor is a license provided to the Investment Manager of certain trademarks and trade names of
S&P and of the S&P 500 which is determined, composed and calculated by S&P without regard to Investment
Manager, Sub-advisor or the Portfolio.  S&P has no obligation to take the needs of the Investment Manager,
Sub-advisor or the shareholders of the Portfolio into consideration in determining, composing or calculating the S&P 500.  S&P is not responsible for and has not participated in the determination of the prices and amount of Portfolio's shares or the timing of the issuance or sale of the Portfolio's shares, or in the determination or calculation of the Portfolio's net asset value.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

         S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to the results to be obtained by the Portfolio, shareholders of the
Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein.  S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

         Short-Term Instruments.  When the Portfolio experiences large cash inflows or anticipates substantial redemption requests, the Portfolio may hold short-term investments for a limited time pending the purchase of equity securities.  The Portfolio's short-term instruments may consist of:  (i) short-term obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or by any of the states; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by
Moody's or, if unrated, of comparable quality in the opinion of the Sub-advisor; (iii) commercial paper;
(iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers'
acceptances; and (v) repurchase agreements.  At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated
AA or higher by S&P or Aa or higher by Moody's or outstanding commercial paper or bank obligations rated
A-1 by S&P or Prime-1 by Moody's; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Certificates  of Deposit and Bankers'  Acceptances.  Certificates of deposit are receipts issued by a  depositoy  institution  in  exchange  for the  deposit  of funds.  The  issuer  agrees to pay the  amount deposited  plus  interest  to the  bearer of the  receipt  on the date  specified  on the  certificate.  The certificate  usually  can be  traded  in the  secondary  market  prior  to  maturity.  Bankers'  acceptances typically  arise from  short-term  credit  arrangements  designed to enable  businesses  to obtain  funds to finance  commercial  transactions.  Generally,  an acceptance is a time draft drawn on a bank by an exporter or an  importer  to  obtain a stated  amount  of funds to pay for  specific  merchandise.  The draft is then
"accepted" by a bank that,  in effect,  unconditionally  guarantees to pay the face value of the  instrument on its maturity  date.  The  acceptance may then be held by the accepting bank as an asset or it may be sold in the  secondary  market at the going rate of discount for a specific  maturity.  Although  maturities  for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Commercial  Paper.  Commercial paper consists of short-term  (usually from 1 to 270 days) unsecured promissory  notes issued by  corporations  in order to finance their current  operations.  A variable amount master  demand  note  (which  is a type of  commercial  paper)  represents  a direct  borrowing  arrangement involving  periodically  fluctuating  rates of interest under a letter agreement  between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Short-Term  Instruments.  When the  Portfolio  experiences  large cash inflows  through the sale of securities and desirable  equity  securities that are consistent with the Portfolio's  investment  objective are  unavailable  in  sufficient  quantities  or at attractive  prices,  the  Portfolio may hold  short-term investments  for a limited time  pending  availability  of such equity  securities.  Short-term  instruments consist of: (i) short-term  obligations  issued or guaranteed by the U.S.  government or any of its agencies or  instrumentalities  or by any of the states;  (ii) other short-term debt securities rated AA or higher by
Standard & Poor's  ("S&P") or Aa or higher by Moody's or, if unrated,  of comparable  quality in the opinion of the Sub-advisor;  (iii) commercial  paper; (iv) bank obligations,  including  negotiable  certificates of deposit, time deposits and bankers' acceptances;  and (v) repurchase  agreements.  At the time the Portfolio invests in commercial  paper, bank obligations or repurchase  agreements,  the issuer of the issuer's parent must have  outstanding  debt rated AA or higher by S&P or Aa or higher by Moody's or outstanding  commercial paper or bank  obligations  rated A-1 by S&P or Prime-1 by Moody's;  or, if no such  ratings are  available, the instrument must be of comparable quality in the opinion of the Sub-advisor.

         Additional  U.S.  Government  Obligations.  The  Portfolio  may  invest  in  obligations  issued or guaranteed by U.S.  Government  agencies or  instrumentalities.  These  obligations may or may not be backed by the "full  faith and  credit"  of the United  States.  In the case of  securities  not backed by the full faith and credit of the United  States,  the Portfolio  must look  principally to the federal agency issuing or  guaranteeing  the obligation for ultimate  repayment,  and may not be able to assert a claim against the
United States itself in the event the agency or  instrumentality  does not meet its commitments.  Securities in which the  Portfolio  may invest  that are not  backed by the full faith and credit of the United  States include,  but are not limited to,  obligations  of the  Tennessee  Valley  Authority,  the Federal Home Loan
Mortgage  Corporation  and the U.S.  Postal  Service,  each of which has the  right to borrow  from the U.S.
Treasury to meet its  obligations,  and  obligations  of the Federal Farm Credit System and the Federal Home
Loan Banks,  both of whose  obligations  may be  satisfied  only by the  individual  credits of each issuing agency.  Securities  which are backed by the full faith and credit of the United States include  obligations of the Government  National Mortgage  Association,  the Farmers Home  Administration,  and the Export-Import
Bank.

         Equity  Investments.  The  Portfolio  may  invest  in  equity  securities  listed  on any  domestic securities  exchange  or traded in the  over-the-counter  market as well as certain  restricted  or unlisted securities.  They may or may not pay  dividends  or carry  voting  rights.  Common  stock  occupies the most junior position in a company's capital structure.

         Warrants.  Warrants  entitle  the  holder to buy common  stock from the issuer at a specific  price
(the strike  price) for a specific  period of time.  The strike  price of warrants  sometimes  is much lower than the current  market price of the  underlying  securities,  yet  warrants  are subject to similar  price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities.

         Warrants do not entitle the holder to  dividends or voting  rights with  respect to the  underlying securities  and do not represent  any rights in the assets of the issuing  company.  Also,  the value of the warrant does not  necessarily  change with the value of the  underlying  securities  and a warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible  Securities.  Convertible  securities may be debt  securities or preferred  stocks that may be  converted  into  common  stock  or that  carry  the  right to  purchase  common  stock.  Convertible securities  entitle the holder to exchange the securities for a specified  number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible  security determine its ranking in a company's capital  structure.  In the  case  of  subordinated  convertible  debentures,  the  holders'  claims  on  assets  and  earnings  are subordinated  to the  claims of other  creditors,  and are  senior to the  claims of  preferred  and  common shareholders.  In the case of convertible  preferred  stock,  the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Futures Contracts and Options on Futures Contracts.

                  Futures  Contracts.  The Portfolio  may enter into  securities  index  futures  contracts.
U.S.  futures  contracts have been designed by exchanges which have been designated  "contracts  markets" by the CFTC, and must be executed through a futures commission  merchant,  or brokerage firm, which is a member of the relevant  contract  market.  Futures  contracts trade on a number of exchange  markets,  and, through their clearing  corporations,  the exchanges guarantee  performance of the contracts as between the clearing members of the  exchange.  These  investments  will be made by the  Portfolio  solely for hedging  purposes.
Such investments  will be made only if they are economically  appropriate to the reduction of risks involved in the  management of the  Portfolio.  In this regard,  the  Portfolio  may enter into futures  contracts or options on futures related to the S&P 500.

         At the same time a futures  contract is purchased or sold,  the  Portfolio  must  allocate  cash or securities  as a deposit  payment  ("initial  deposit").  It is expected  that the initial  deposit would be approximately  1 1/2% to 5% of a contract's face value.  Daily  thereafter,  the futures  contract is valued and the payment of  "variation  margin"  may be  required,  since each day the  Portfolio  would  provide or receive cash that reflects any decline or increase in the contract's value.

         Although  futures  contracts  by their  terms  call  for the  actual  delivery  or  acquisition  of securities,  in most cases the contractual  obligation is fulfilled  before the date of the contract without having  to  make  or take  delivery  of the  securities.  The  offsetting  of a  contractual  obligation  is accomplished  by buying (or selling,  as the case may be) on a  commodities  exchange an  identical  futures contract  calling for delivery in the same month.  Such a  transaction,  which is effected  through a member of an exchange,  cancels the obligation to make or take delivery of the securities.  Since all  transactions in the futures market are made,  offset or fulfilled  through a  clearinghouse  associated with the exchange on which the  contracts  are traded,  the  Portfolio  will incur  brokerage  fees when it purchases or sells futures  contracts.  The liquidity of the futures market depends on  participants  entering into  offsetting transactions  rather  than  making or taking  delivery.  To the extent  participants  decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.

         In addition,  futures  contracts  entail other risks.  The  Sub-advisor  believes  that use of such contracts will benefit the  Portfolio.  The successful  use of futures  contracts,  however,  depends on the degree of correlation  between the futures and securities  markets.  In addition,  successful use of futures contracts  is dependent  on the  Sub-advisor's  ability to  correctly  predict  movements in the  securities markets and no assurance  can be given that its judgment will be correct.  For an  additional  discussion of futures  contracts and the risks involved  therein,  see the Trust's  Prospectus  and this  Statement  under
"Certain Risk Factors and Investment Methods."

                  Options on Futures  Contracts.  The  Portfolio  may use stock index futures on a continual basis to equitize  cash so that the  Portfolio may maintain  100% equity  exposure.  The Portfolio  will not enter into any futures  contracts or options on futures  contracts if  immediately  thereafter the amount of margin  deposits on all the futures  contracts of the Portfolio and premiums paid on outstanding  options on futures  contracts  owned by the Portfolio  (other than those  entered into for bona fide hedging  purposes)
would exceed 5% of the market value of the total assets of the Portfolio.

         A futures  option gives the holder,  in return for the premium  paid,  the right to buy (call) from or sell (put) to the writer of the option a futures  contract  at a  specified  price at any time during the period of the option.  Upon exercise,  the writer of the option is obligated to pay the  difference  between the cash  value of the  futures  contract  and the  exercise  price.  Like the  buyer or seller of a futures contract,  the  holder,  or  writer,  of an option  has the right to  terminate  its  position  prior to the scheduled  expiration  of the option by selling or  purchasing  an option of the same series,  at which time the person  entering  into the  closing  transaction  will  realize a gain or loss.  The  Portfolio  will be required to deposit  initial  margin and  variation  margin with  respect to put and call options on futures contracts  written by it pursuant to brokers'  requirements  similar to those  described  above.  Net option premiums  received will be included as initial margin  deposits.  In  anticipation  of a decline in interest rates,  the  Portfolio may purchase  call options on futures  contracts as a substitute  for the purchase of futures  contracts  to hedge  against a possible  increase  in the price of  securities  that the  Portfolio intends to  purchase.  Similarly,  if the value of the  securities  held by the  Portfolio  is  expected  to decline as a result of an increase in interest  rates,  the  Portfolio  might  purchase  put options or sell call options on futures contracts rather than sell futures contracts.

         Investments  in futures  options  involve  some of the same  considerations  that are  involved  in connection  with  investments  in futures  contracts  (for  example,  the  existence  of a liquid  secondary market).  In  addition,  the  purchase or sale of an option also  entails the risk that changes in the value of the  underlying  futures  contract will not  correspond to changes in the value of the option  purchased.
Depending on the pricing of the option  compared to either the futures  contract upon which it is based,  or upon the price of the securities  being hedged,  an option my or may not be less risky than ownership of the futures  contract or such  securities.  In general,  the market prices of options can be expected to be more volatile  than the market prices on the  underlying  futures  contract.  Compared to the purchase or sale of futures  contracts,  however,  the  purchase  of call or put  options on futures  contracts  may  frequently involve less  potential  risk to the  Portfolio  because the maximum  amount at risk is the premium paid for the  options  (plus  transaction  costs).  The  writing  of an option on a futures  contact  involves  risks similar to those risks relating to the sale of futures contracts.

         Options on  Securities  Indices.  The  Portfolio may purchase and write (sell) call and put options on  securities  indices.  Such  options  give the holder the right to receive a cash  settlement  during the term of the option based upon the difference between the exercise price and the value of the index.

         Options on securities  indices entail certain risks.  The absence of a liquid  secondary  market to close out options  positions on securities  indices may occur,  although the Portfolio  generally  will only purchase or write such an option if the Sub-advisor believes the option can be closed out.

         Use of options on  securities  indices  also  entails the risk that  trading in such options may be interrupted if trading in certain  securities  included in the index is interrupted.  The Portfolio will not purchase such options unless the  Sub-advisor  believes the market is  sufficiently  developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         For an  additional  discussion  of  options  and  the  risks  involved  therein,  see  the  Trust's
Prospectus and this Statement under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the AST  Sanford  Bernstein  Managed  Index 500  Portfolio.  These  limitations  are not
"fundamental'  restrictions and may be changed by the Trustees without shareholder  approval.  The Portfolio will not:

         1.       Purchase  any  security  or  evidence  of  interest  therein on margin,  except  that such short-term  credit as may be  necessary  for the  clearance  of  purchases  and sales of  securities  may be obtained and except that  deposits of initial  deposit and variation  margin may be made in connection  with the purchase, ownership, holding or sale of futures;

         2.       Invest for the purpose of exercising control or management;

         3.       Purchase  securities of other  investment  companies  except in  compliance  with the 1940
Act; or

         4.       Invest  more than 15% of the  Portfolio's  net  assets  (taken at the  greater  of cost or market  value)  in  securities  that are  illiquid  or not  readily  marketable,  not  including  Rule  144A securities  and commercial  paper that is sold under section 4(2) of the 1933 Act that have been  determined to be liquid under procedures established by the Board of Trustees.

AST American Century Income & Growth Portfolio:

Investment  Objective:  The  primary  investment  objective  of the  Portfolio  is to seek  capital  growth.
Current income is a secondary investment objective.

Investment Policies:

         In general,  within the restrictions  outlined here and in the Trust's Prospectus,  the Sub-advisor has broad powers to decide how to invest fund  assets.  Investments  are varied  according to what is judged advantageous  under  changing  economic  conditions.  It is the  Sub-advisor's  intention that the Portfolio will generally  consist of domestic and foreign  common stocks and equity  equivalent  securities.  However, subject to the specific  limitations  applicable to the Portfolio,  the Sub-advisor may invest the assets of the Portfolio in varying amounts in other  instruments,  such as those discussed  below,  when such a course is deemed appropriate in order to attempt to attain its investment objective.

         Senior  securities  that,  in the  opinion  of the  manager,  are  high-grade  issues  also  may be purchased  for  defensive  purposes.  However,  so long  as a  sufficient  number  of  such  securities  are available,  the manager  intends to keep the Portfolio  fully  invested in stocks that meet the  Portfolio's investment  criteria,  regardless  of the movement of stock prices  generally.  In most  circumstances,  the
Portfolio's  actual level of cash and cash  equivalents  will be less than 10%. As noted in the  Prospectus, the Sub-advisor  may use stock index futures as a way to expose the  Portfolio's  cash assets to the market, while  maintaining  liquidity.  The Sub-advisor may not leverage the Portfolio  through  investment in these futures, so there should be no greater market risk to the Portfolio than if they purchased stocks.

         As a diversified  fund as defined in the 1940 Act, the  Portfolio  will not, with respect to 75% of its total assets,  invest more than 5% of its total assets in the  securities of a single issuer or purchase more than 10% of the  outstanding  voting  securities of a single issuer.  To meet federal tax  requirements for  qualification as a regulated  investment  company,  the Portfolio must limit its investments so that at the close of each  quarter of its taxable  year (1) no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S  government or a regulated  investment  company),  and (2)
with  respect to at least 50% of its total  assets,  no more than 5% of its total assets are invested in the securities of a single issuer.

         Foreign  Securities.  The Portfolio may invest an unlimited  amount of its assets in the securities of foreign issuers,  including foreign  governments,  when these securities meet its standards of selection.
Securities of foreign issuers may trade in the U.S. or foreign securities markets.

         Investments  in foreign  securities  involve  risks that are different  from and generally  greater than  investments  in U.S.  securities.  These  risks  are  discussed  in  this  Statement  and the  Trust's
Prospectus  under  "Certain  Risk  Factors and  Investment  Methods."  In  addition,  because  most  foreign securities are  denominated in non-U.S.  currencies,  the investment  performance of the Portfolio  could be affected by changes in foreign  currency  exchange rates.  Currency  exchange rates can be volatile at times in response to supply and demand in the  currency  exchange  markets,  international  balances of  payments, governmental  intervention,  speculation,  and other political and economic conditions.  As discussed below, the  Portfolio  may purchase and sell  foreign  currency on a spot basis and may engage in forward  currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

         In certain  countries one securities  broker may represent all or a significant part of the trading volume,  resulting in higher  trading costs and decreased  liquidity  due to a lack of  alternative  trading partners.  In certain  markets  there have been times when  settlements  have been  unable to keep pace with the  volume of  securities  transactions,  making it  difficult  to  conduct  such  transactions.  Delays in clearance and settlement  could result in temporary  periods when assets of the Portfolio are uninvested and no return is earned  thereon.  The  inability of the Portfolio to make  intended  security  purchases due to clearance and settlement  problems could cause the Portfolio to miss  attractive  investment  opportunities.
Inability to dispose of portfolio  securities due to clearance and  settlement  problems could result either in losses to the  Portfolio  due to  subsequent  due to  subsequent  declines in the value of the  portfolio security or, if the Portfolio has entered into a contract to sell the security, liability to the purchaser.

         Evidence of  securities  ownership  may be uncertain in many  foreign  countries.  In many of these countries,  the most  notable of which is the  Russian  Federation,  the  ultimate  evidence  of  securities ownership is the share  register  held by the issuing  company or its  registrar.  While some  companies may issue share  certificates  or provide  extracts of the company's  share  register,  these are not negotiable instruments  and  are  not  effective  evidence  of  securities  ownership.  In an  ownership  dispute,  the company's share register is  controlling.  As a result,  there is a risk that the Portfolio's  trade details could  be  incorrectly  or  fraudulently  entered  on  the  issuer's  share  register  at  the  time  of the transaction,  or that the Portfolio's  ownership could thereafter be altered or deleted entirely,  resulting in a loss to the Portfolio.

         Depositary  Receipts.  The Portfolio may invest in foreign  companies  through American  Depositary
Receipts  (ADRs),  European  Depositary  Receipts  (EDRs),  ordinary shares and New York shares.  Additional information  about ADRs and EDRs is included in the  Trust's  prospectus  under  "Certain  Risk  Factors and
Investment  Methods."  Ordinary  shares are shares of foreign  issuers that are traded  abroad and on a U.S.
exchange.  New York  shares  are  shares  that a foreign  issuer  has  allocated  for  trading in the United
States.  ADRs,  ordinary  shares,  and New York shares all may be purchased with and sold for U.S.  dollars, which protects the fund from foreign settlement risks.

         Forward Currency  Exchange  Contracts.  The Portfolio may purchase and sell foreign currency either on a spot  (i.e.,  cash)  basis and may engage in forward  foreign  currency  exchange  contracts,  currency options and futures  transactions  for hedging or any lawful  purpose.  The Portfolio  will segregate on its records cash or other liquid assets in an amount sufficient to cover its obligations under the contract.

         The  Sub-advisor  does not  intend to enter  into such  contracts  on a  regular  basis.  Normally, consideration  of the prospect  for currency  parties will be  incorporated  into the  long-term  investment decisions made with respect to overall  diversification  strategies.  However, the Sub-advisor believes that it is important  to have  flexibility  to enter into such  forward  contracts  when it  determines  that the
Portfolio's best interests may be served.

         At the maturity of the forward contract,  the Portfolio may either sell the portfolio  security and make  delivery of the foreign  currency,  or it may retain the  security and  terminate  the  obligation  to deliver the foreign  currency by  purchasing an offsetting  forward  contract with the same currency  trader obligating the fund to purchase, on the same maturity date, the same amount of the foreign currency.

         Convertible  Securities.  A  convertible  security  is a fixed  income  security  that  offers  the potential  for capital  appreciation  through a  conversion  feature  that enables the holder to convert the fixed  income  security  into a stated  number  of  shares  of common  stock.  As fixed  income  securities, convertible  securities  provide a stable  stream of  income,  with  generally  higher  yields  than  common stocks.  Because  convertible  securities  offer the potential to benefit from increases in the market price of the underlying common stock, however,  they generally offer lower yields than non-convertible  securities of similar  quality.  Of course,  like all fixed  income  securities,  there can be no  assurance of current income  because the issuers of the  convertible  securities may default on their  obligations.  In addition, there can be no  assurance of capital  appreciation  because the value of the  underlying  common stock will fluctuate.

         Unlike a  convertible  security  that is a single  security,  a synthetic  convertible  security is comprised of two distinct  securities that together  resemble  convertible  securities in certain  respects.
Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred stocks with warrants or stock call  options.  The options that will form  elements of synthetic  convertible  securities will be listed on a securities  exchange or on the National  Association  of  Securities  Dealers  Automated
Quotation  Systems.  The two  components  of a  synthetic  convertible  security,  which will be issued with respect to the same  entity,  generally  are not  offered as a unit,  and may be  purchased  and sold by the
Portfolio at different  times.  Synthetic  convertible  securities  differ from  convertible  securities  in certain respects,  including that each component of a synthetic  convertible  security has a separate market value and  responds  differently  to market  fluctuations.  Investing in  synthetic  convertible  securities involves  the risk  normally  involved  in holding  the  securities  comprising  the  synthetic  convertible security.

         Additional  information  about convertible  securities is included in the Trust's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As discussed in the Trust's  Prospectus,  the  Portfolio may engage in short  sales  if,  at the  time of the  short  sale,  the  Portfolio  owns or has the  right  to  acquire securities  equivalent  in kind and  amount to the  securities  being  sold  short.  While the short sale is maintained,  the Portfolio will segregate assets to  collateralize  its obligation to deliver the securities sold  short  in an  amount  equal to the  proceeds  of the  short  sale  plus an  additional  margin  amount established  by  the  Board  of  Governors  of  the  Federal  Reserve.  There  will  be  certain  additional transaction  costs  associated with short sales,  but the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

         Derivative  Securities.  To  the  extent  permitted  by  its  investment  objectives  and  policies discussed  elsewhere  herein,  the  Portfolio  may invest in  securities  that are  commonly  referred to as
"derivative"    securities.    Certain   derivative    securities   are   more   accurately   described   as
"index/structured"  securities.  Index/structured  securities  are  derivative  securities  whose  value  or performance  is linked to other  equity  securities  (such as  depositary  receipts),  currencies,  interest rates, indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such  as  mortgage-backed  and  other  asset-backed  securities,  are in many respects  like  any  other  investment,  although  they  may be more  volatile  or  less  liquid  than  more traditional debt securities.

         The  Portfolio  may  not  invest  in a  derivative  security  unless  the  reference  index  or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.

         The return on a  derivative  security  may  increase or  decrease,  depending  upon  changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest rate,  market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the  possibility  that  there may be no liquid  secondary  market,  or the  possibility  that price fluctuation  limits  may be  imposed  by the  exchange,  either of which may make it  difficult  or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The  Sub-advisor  will  report to the  Investment  Manager on  activity in  derivative  securities,  and the
Investment  Manager will report to the Trust's Board of Trustees as necessary.  For  additional  information on  derivatives  and their risks,  see the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Futures  and  Options.  The  Portfolio  may enter  into  futures  contracts,  options or options on futures  contracts.  The  Portfolio  may not,  however,  enter into a futures  transaction  for  speculative purposes.  Generally, futures transactions will be used to:

o        protect  against a decline in market value of the  Portfolio's  securities  (taking a short futures position), or

o        protect  against the risk of an  increase in market  value for  securities  in which the  Portfolio generally  invests  at a time when the  Portfolio  is not  fully-invested  (taking  a long  futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling  futures,  buying puts and writing  calls,  hedge the
Portfolio's  investments  against price  fluctuations.  Other  strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Portfolio's  exposure to market  fluctuations, the use of futures  contracts may be a more effective  means of hedging this  exposure.  While the Portfolio will pay brokerage  commissions in connection  with opening and closing out futures  positions,  these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options  transactions  based on securities indices that are consistent  with the  Portfolio's  investment  objectives.  Examples of indices that may be used include the
Bond Buyer Index of  Municipal  Bonds for fixed income  funds,  or the S&P 500 Index for equity  funds.  The
Portfolio also may engage in futures and options  transactions  based on specific  securities,  such as U.S.
Treasury bonds or notes.  Futures  contracts are traded on national  futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike  when  the  Portfolio  purchases  or  sells a bond,  no  price  is paid or  received  by the
Portfolio  upon the purchase or sale of the future.  Initially,  the  Portfolio  will be required to deposit an amount of cash or  securities  equal to a varying  specified  percentage  of the  contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure  completion  of the  contract
(delivery  or  acceptance  of the  underlying  security)  if it is not  terminated  prior  to the  specified delivery date.  Minimum  initial margin  requirements  are  established by the futures  exchanges and may be revised.  In addition,  brokers may establish margin deposit  requirements that are higher than the exchange minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin,  to and  from  the  broker,  will be made on a daily  basis  as the  price  of the  underlying  debt securities  or index  fluctuates,  making the future more or less  valuable,  a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks, which are  described  in more  detail in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk
Factors  and  Investment  Methods."  The  Sub-advisor  will seek to minimize  these  risks by  limiting  the contracts  entered into on behalf of the  Portfolio to those traded on national  futures  exchanges  and for which there appears to be a liquid secondary market.

         Options on Futures.  By  purchasing  an option on a futures  contract,  the  Portfolio  obtains the right,  but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call option) at a fixed strike  price.  The  Portfolio  can terminate its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the  Portfolio  completes the sale of the  underlying  instrument  at the  strike  price.  Purchasing  an option on a  futures  contract  does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio  may write (or sell) call options that  obligate it to sell (or deliver)  the  option's  underlying  instrument  upon  exercise of the option.
While the receipt of option  premiums  would  mitigate the effects of price  declines,  the Portfolio  would give up some ability to  participate  in a price  increase on the  underlying  instrument.  If the Portfolio were to engage in options  transactions,  it would own the futures  contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         When-Issued  and Forward  Commitment  Agreements.  The Portfolio may sometimes  purchase new issues of securities on a when-issued  or forward  commitment  basis in which the  transaction  price and yield are each fixed at the time the commitment is made,  but payment and delivery  occur at a future date  (typically
15 to 45 days later).

         In  purchasing  securities  on a  when-issued  or forward  commitment  basis,  the  Portfolio  will segregate  until the  settlement  date cash or other  liquid  assets  in an  amount  sufficient  to meet the purchase  price.  When the time comes to pay for the  when-issued  securities,  the Portfolio  will meet its obligations with available cash,  through the sale of securities,  or, although it would not normally expect to do so, by selling the when-issued  securities  themselves  (which may have a market value greater or less than the Portfolio's payment  obligation).  Additional  information about when-issued and forward commitment transactions  is included in this  Statement and in the Trust's  Prospectus  under "Certain Risk Factors and
Investment Methods."

         Investments  in  Companies  with  Limited  Operating  History.  The  Portfolio  may  invest  in the securities  of issuers  with  limiting  operating  history.  The  Sub-advisor  considers an issuer to have a limited  operating  history if that  issuer has a record of less than three years of  continuous  operation.
The Sub-advisor  will consider periods of capital  formation,  incubation,  consolidation,  and research and development in determining whether a particular issuer has a record of three years of continuous operation.

         Investments  in  securities  of issuers with limited  operating  history may involve  greater risks than  investments  in  securities of more mature  issuers.  By their nature,  such issuers  present  limited operating  history and  financial  information  upon which the manager may base its  investment  decision on behalf of the  Portfolio.  In  addition,  financial  and other  information  regarding  such  issuers,  when available, may be incomplete or inaccurate.

         Other  Investment  Companies.  The  Portfolio  may invest in other mutual  funds,  including  those advised by the Sub-advisor,  provided that the investment is consistent with the fund's investment  policies and  restrictions  and with the limitations of the 1940 Act. Under the 1940 Act, the Portfolio's  investment in such  securities,  subject  to certain  exceptions,  currently  is limited to (a) 3% of the total  voting stock of any one  investment  company,  (b) 5% of the  Portfolio's  total  assets  with  respect  to any one investment  company and (c) 10% of the  Portfolio's  total assets in the  aggregate.  Such purchases will be made in the open market  where no  commission  or profit to a sponsor or dealer  results  from the  purchase other than the customary brokers'  commissions.  Additional  information about other investment companies is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short-Term  Securities.  In order to meet  anticipated  redemptions,  to hold  assets  pending  the purchase of additional  securities for the Portfolio,  or, in some cases, for temporary  defensive purposes, the Portfolio may invest a portion of its assets in money market and other short-term securities.

         Examples of those securities include:

o        Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
o        Commercial Paper;
o        Certificates of Deposit and Eurodollar Certificates of Deposit;
o        Bankers' Acceptances;
o        Short-term notes, bonds, debentures, or other debt instruments; and
o        Repurchase agreements.

         U.S.  Government  Securities.  The Portfolio may invest in U.S.  government  securities,  including bills,  notes,  and bonds issued by the U.S.  Treasury and  securities  issued or  guaranteed by agencies or instrumentalities  of the U.S.  government.  Some U.S.  government  securities  are  supported by the direct full faith and credit  pledge of the U.S.  government;  others are  supported  by the right of the issuer to borrow  from the  U.S.  Treasury;  others,  such as  securities  issued  by the  Federal  National  Mortgage
Association,  are supported by the discretionary  authority of the U.S. government to purchase the agencies'
obligations;  and others are supported only by assurance  that the U.S.  government  will provide  financial support to an instrumentality it sponsors when it is not obligated by law to do so.

         Lending  of  Securities.  The  Portfolio  may  lend  its  securities.   Additional  information  on
securities  lending and its risk is included in this  Statement and the Trust's  Prospectus  under  "Certain
Risk Factors and Investment Methods."

AST Alliance Growth and Income Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  is to seek  capital  growth and income through investments primarily in dividend-paying common stocks of good quality.

Investment Policies:

         It is the policy of the Portfolio to seek to balance the objectives of reasonable  opportunity  for capital  growth and  reasonable  current  income through  investments  primarily in  dividend-paying  common stocks of good quality.  However,  it may invest  whenever the economic  outlook is  unfavorable  for common stock investments in other types of securities,  such as bonds,  convertible  bonds,  preferred stocks,  and convertible preferred stocks.

         Purchases  and sales of portfolio  securities  are made at such times and in such amounts as deemed advisable  in light of market,  economic  and other  conditions,  irrespective  of the  degree of  portfolio turnover.  The  Portfolio  engages  primarily  in holding  securities  for  investment  and not for  trading purposes.

         Covered Call Options.  Subject to market  conditions,  the  Portfolio may try to realize  income by writing covered call option contracts provided that the option is listed on a domestic  securities  exchange and that no option will be written if, as a result,  more than 25% of the Portfolio's  assets are subject to call options.  The  Sub-advisor  believes that the premiums the Portfolio  will receive for writing  options can increase the Portfolio's income without subjecting it to substantial risks.

         A  security  on  which an  option  has  been  written  will be held in  escrow  by the  Portfolio's custodian  until  the  option  expires,  is  exercised,  or a  closing  purchase  transaction  is made.  The
Portfolio  will  purchase  call  options  only to close out a position  in an option  written by it.  When a security  is sold from the  Portfolio  against  which a call option has been  written,  the  Portfolio  will effect a closing purchase transaction so as to close out any existing call option on that security.

         The premium  received by the  Portfolio  upon writing a call option will  increase the  Portfolio's assets,  and a  corresponding  liability will be recorded and  subsequently  adjusted from day to day to the current value of the option  written.  For example,  if the current value of the option  exceeds the premium received,  the excess  would be an  unrealized  loss and,  conversely,  if the  premium  exceeds the current value,  such excess  would be an  unrealized  gain.  The current  value of the option will be the last sales price on the principal  exchange on which the option is traded or, in the absence of any  transactions,  the mean between the closing bid and asked price.

         Except as stated  above,  the  Portfolio  will not  purchase or sell puts or calls or  combinations thereof.

         Additional  information  on covered call options and their risks is included in this  Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Stock Index  Futures.  The Portfolio may purchase and sell stock index futures  contracts.  A stock index  futures  contract  is a  bilateral  agreement  pursuant  to which two  parties  agree to take or make delivery of an amount of liquid  assets equal to a specified  dollar  amount  multiplied  by the  difference between the stock index value at the close of the last  trading day of the  contract  and the price at which the futures contract is originally  struck.  No physical  delivery of the underlying  stocks in the index is made.  The Portfolio will not purchase or sell options on stock index futures contracts.

         The Portfolio may not purchase or sell a stock index future if, immediately  thereafter,  more than
30% of its total assets would be hedged by stock index  futures.  The  Portfolio  may not purchase or sell a stock index future if, immediately  thereafter,  the sum of the amount of margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of the Portfolio's total assets.

         Currently,  stock index  futures  contracts can be purchased or sold with respect to the Standard &
Poor's 500 Stock Index on the Chicago  Mercantile  Exchange,  the New York Stock Exchange Composite Index on
the New York  Futures  Exchange  and the Value Line  Stock  Index on the  Kansas  City  Board of Trade.  The
Sub-advisor  does not  believe  that  differences  in  composition  of the three  indices  will  create  any differences  in the price  movements of the stock index  futures  contracts in relation to the  movements in such indices.  However,  such  differences  in the indices may result in  differences  in correlation of the futures  contracts with movements in the value of the securities  being hedged.  The Portfolio  reserves the right to purchase or sell stock index futures contracts that may be created in the future.

         The nature of initial margin in futures  transactions  is different from that of margin in security transactions  in that  futures  contract  margin  does  not  involve  the  borrowing  of  funds  to  finance transactions.  Rather,  the initial  margin is in the nature of a performance  bond or good faith deposit on the contract  which is returned to the Portfolio  upon  termination  of the futures  contract,  assuming all contractual obligations have been satisfied.

         There are several  risks in  connection  with the use of stock index  futures by the Portfolio as a hedging  device.  One risk arises  because of the imperfect  correlation  between  movements in the price of the stock index  futures and  movements in the price of the  securities  which are the subject of the hedge.
The price of the stock  index  futures  may move  more than or less than the price of the  securities  being hedged.  If the price of the stock index futures moves less than the price of the  securities  which are the subject of the hedge,  the hedge  will not be fully  effective  but,  if the price of the  securities  being hedged has moved in an unfavorable  direction,  the Portfolio  would be in a better  position than if it had not hedged at all. If the price of the  securities  being  hedged has moved in a favorable  direction,  this advantage  will be partially  offset by the loss on the index future.  If the price of the future moves more than the price of the stock,  the Portfolio will  experience  either a loss or gain on the future which will not be  completely  offset by movements in the price of the  securities  which are the subject of the hedge.
To  compensate  for the  imperfect  correlation  of  movements in the price of  securities  being hedged and movements  in the price of the stock  index  futures,  the  Portfolio  may buy or sell stock  index  futures contracts in a greater  dollar amount than the dollar amount of  securities  being hedged if the  volatility over a particular  time period of the prices of such  securities has been greater than the  volatility  over such time period for the index,  or if otherwise  deemed to be appropriate by the  Sub-advisor.  Conversely, the Portfolio may buy or sell fewer stock index futures  contracts if the volatility  over a particular time period of the prices of the  securities  being hedged is less than the  volatility  over such time period of the stock index, or if otherwise deemed to be appropriate by the Sub-advisor.

         Where futures are  purchased to hedge against a possible  increase in the price of stock before the
Portfolio is able to invest its cash (or cash  equivalents)  in stocks (or  options) in an orderly  fashion, it is  possible  that the market may decline  instead.  If the  Portfolio  then  concludes  not to invest in stock or  options  at that time  because  of concern  as to  possible  further  market  decline or for other reasons,  the  Portfolio  will realize a loss on the futures  contract  that is not offset by a reduction in the price of securities purchased.

         The Portfolio's  Sub-advisor  intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with due consideration to liquidity.

         For additional  information  regarding  futures  contracts and their risks,  see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  The  Portfolio may invest in foreign  securities,  but will not make any such investments  unless such securities are listed on a national  securities  exchange.  The purchase of foreign securities  entails certain political and economic risks, and accordingly,  the Portfolio has restricted its investments  in securities  in this  category to issues of high  quality.  Evidences of ownership of foreign securities  may be held outside of the U.S., and the Portfolio may be subject to the risks  associated  with the holding of such property  overseas.  Additional  information  on foreign  securities  and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Securities  Ratings.  The ratings of debt securities by S&P,  Moody's,  Duff & Phelps and Fitch are a generally  accepted  barometer of credit risk. They are, however,  subject to certain  limitations from an investor's  standpoint.  The  rating of an issuer is  heavily  weighted  by past  developments  and does not necessarily  reflect  probable  future  conditions.  There is  frequently a lag between the time a rating is assigned  and the time it is updated.  In addition,  there may be varying  degrees of  difference  in credit risk of securities within each rating category.

         A detailed  description  of the debt  security  ratings  assigned by Moody's and S&P is included in
Appendix B to this Statement.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Alliance  Growth and Income  Portfolio.  These  limitations  are not  "fundamental restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio may not:

         1.       Purchase the  securities of any other  investment  company  except in compliance  with the
1940 Act; and

         2.       Sell securities short.

AST MFS Growth with Income Portfolio:

Investment  Objective:  The investment  objective of the Portfolio is to seek to provide  reasonable current income and long-term capital growth and income.

Investment Policies:

         Corporate Debt  Securities.  The Portfolio may invest in debt  securities,  such as convertible and non-convertible  bonds,  notes and debentures,  issued by  corporations,  limited  partnerships  and similar entities.

         Variable and Floating  Rate  Obligations.  The  Portfolio  may invest in floating or variable  rate
securities.   Investments  in  variable  or  floating  rate  securities  normally  will  involve  industrial development  or revenue bonds which  provide that the rate of interest is set as a specific  percentage of a designated  base rate,  such as rates on  Treasury  Bonds or Bills or the prime  rate at a major  commercial bank,  and that a  bondholder  can demand  payment of the  obligations  on behalf of the  Portfolio on short notice at par plus  accrued  interest,  which  amount may be more or less than the amount of the  bondholder paid for them.  The maturity of floating or variable rate  obligations  (including  participation  interests therein) is deemed to be the longer of (i) the notice  period  required  before the Portfolio is entitled to receive  payment of the obligation  upon demand or (ii) the period  remaining  until the  obligation's  next interest rate  adjustment.  If not redeemed by the Portfolio  through the demand  feature,  the  obligations mature on a specified date, which may range up to thirty years from the date of issuance.

         Zero  Coupon  Bonds,  Deferred  Interest  Bonds and PIK  Bonds.  The  Portfolio  may invest in zero coupon  bonds,  deferred  bonds and bonds on which the  interest  is  payable in kind  ("PIK  bonds").  Zero coupon and deferred  interest bonds are debt  obligations,  which are issued at a significant  discount from face value.  The  discount  approximates  the total  amount of interest  the bonds will accrue and  compound over the period  until  maturity or the first  interest  payment date at a rate of interest  reflecting  the market rate of the  security at the time of  issuance.  While zero coupon  bonds do not require the periodic payment of interest,  deferred  interest  bonds do provide for a period of delay before the regular  payment of interest begins.  PIK bonds are debt obligations,  which provide that the issuer may, at its option,  pay interest on such bonds in cash or in the form of  additional  debt  obligations.  Such  investments  benefit the issuer by mitigating  its need for cash to meet debt  service,  but also require a higher rate of return to attract  investors  who are  willing  to defer  receipt of such cash.  Such  investments  may  experience greater  volatility  in market value than debt  obligations,  which make regular  payments of interest.  The
Portfolio will accrue income on such investments for tax and accounting  purposes,  which are  distributable to shareholders and which,  because no cash is received at the time of accrual,  may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

         Equity  Securities.  The  Portfolio  may invest in all types of equity  securities,  including  the following:  common stocks,  preferred stocks and preference  stocks;  securities such as bonds,  warrants or rights that are convertible  into stocks;  and depositary  receipts for those  securities.  These securities may be listed on  securities  exchanges,  traded in various  over-the-counter  markets or have no  organized market.

         Foreign  Securities.  The Portfolio may invest in  dollar-denominated  and  non-dollar  denominated foreign  securities.  Investing in securities of foreign  issuers  generally  involves  risks not ordinarily associated  with  investing in securities  of domestic  issuers.  For a discussion of the risks  involved in foreign  securities,  see this  Statement  and the  Trust's  Prospectus  under  "Certain  Risk  Factors  and
Investment Methods."

         Depositary  Receipts.  The Portfolio may invest in American  Depositary  Receipts ("ADRs"),  Global
Depositary  Receipts  ("GDRs")  and other types of  depositary  receipts.  ADRs are  certificates  by a U.S.
depository  (usually a bank) and represent a specified  quantity of shares of an underlying  non-U.S.  stock on  deposit  with a  custodian  bank as  collateral.  GDRs  and  other  types  of  depositary  receipts  are typically  issued by foreign  banks or trust  companies  and  evidence  ownership of  underlying  securities issued by  either a foreign  or a U.S.  company.  For the  purposes  of the  Portfolio's  policy to invest a certain percentage of its assets in foreign  securities,  the investments of the Portfolio in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

         ADRs may be  sponsored  or  unsponsored.  A sponsored  ADR is issued by a  depositary  which has an exclusive  relationship  with the issuer of the underlying  security.  An  unsponsored  ADR may be issued by any number of U.S.  depositories.  Under the terms of most  sponsored  arrangements,  depositories  agree to
distribute  notices  of  shareholder   meetings  and  voting   instructions,   and  to  provide  shareholder
communications  and other  information  to the ADR  holders at the  request  of the issuer of the  deposited securities.  The depositary of an  unsponsored  ADR, on the other hand, is under no obligation to distribute shareholder  communications  received from the issuer of the deposited  securities or to pass through voting rights to ADR holders in respect of the  deposited  securities.  The  Portfolio may invest in either type of
ADR.  Although  the U.S.  investor  holds a  substitute  receipt  of  ownership  rather  than  direct  stock certificates,  the use of the  depositary  receipts in the United  Sates can reduce costs and delays as well as potential  currency  exchange and other  difficulties.  The  Portfolio  may purchase  securities in local markets and direct  delivery  of these  shares to the local  depositary  of an ADR agent bank in the foreign country.  Simultaneously,  the ADR agents create a certificate which settles at the Portfolio's custodian in five days.  The  Portfolio  may also  execute  trades on the U.S.  markets  using  existing  ADRs. A foreign issuer of the security  underlying an ADR is generally  not subject to the same  reporting  requirements  in the United  States as a domestic  issuer.  Accordingly,  information  available to a U.S.  investor  will be limited to the  information  the foreign  issuer is required to disclose in its country and the market value of an ADR may  not  reflect  undisclosed  material  information  concerning  the  issuer  of the  underlying security.  ADRs may also be  subject  to  exchange  rate  risks if the  underlying  foreign  securities  are denominated in a foreign currency.

         Emerging  Markets.  The  Portfolio  may invest in  securities  of  government,  government-related, supranational  and corporate  issuers  located in emerging  markets.  Such  investments  entail  significant risks as described below.

         Company  Debt.  Governments  of many  emerging  market  countries  have  exercised  and continue to exercise  substantial  influence over many aspects of the private sector through the ownership or control of many  companies,  including some of the largest in any given  country.  As a result,  government  actions in the future could have a significant  effect on economic  conditions in emerging markets,  which in turn, may adversely  affect  companies  in the private  sector,  general  market  conditions  and prices and yields of
certain  of  the  securities  in  the   Portfolio's   portfolio.   Expropriation,   confiscatory   taxation,
nationalization,  political,  economic or social  instability  or other similar  developments  have occurred frequently over the history of certain emerging  markets and could adversely  affect the Portfolio's  assets should these conditions recur.

         Foreign  currencies.  Some emerging  market  countries may have managed  currencies,  which are not free floating  against the U.S.  dollar.  In addition,  there is risk that certain emerging market countries may restrict the free  conversion of their  currencies  into other  currencies.  Further,  certain  emerging market currencies may not be  internationally  traded.  Certain of these currencies have experienced a steep devaluation  relative  to the U.S.  dollar.  Any  devaluations  in the  currencies  in  which a  Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         Inflation.  Many  emerging  markets have  experienced  substantial,  and in some periods  extremely high,  rates of inflation for many years.  Inflation and rapid  fluctuations in inflation rates have had and may continue to have adverse  effects on the economies and  securities  markets of certain  emerging  market countries.  In an  attempt  to  control  inflation,  wage and price  controls  have been  imposed in certain countries.  Of these  countries,  some, in recent years,  have begun to control  inflation  through  prudent economic policies.

         Liquidity;  Trading  Volume;  Regulatory  Oversight.  The  securities  markets of  emerging  market countries  are  substantially  smaller,  less  developed,  less  liquid  and more  volatile  than the  major securities  markets in the U.S.  Disclosure  and  regulatory  standards are in many respects less  stringent than U.S.  standards.  Furthermore , there is a lower level of monitoring  and regulation of the markets and the activities of investors in such markets.

         The limited size of many  emerging  market  securities  markets and limited  trading  volume in the securities  of emerging  market  issuers  compared to volume of trading in the  securities  of U.S.  issuers could  cause  prices  to  be  erratic  for  reasons  apart  from  factors  that  affect  the  soundness  and competitiveness of the securities  issuers.  For example,  limited market size may cause prices to be unduly influenced by traders who control large positions.  Adverse  publicity and investors'  perceptions,  whether or not  based on  in-depth  fundamental  analysis,  may  decrease  the  value  and  liquidity  of  portfolio securities.

         The risk also exists that an emergency  situation may arise in one or more emerging  markets,  as a result of which  trading  of  securities  may cease or may be  substantially  curtailed  and  prices for the
Portfolio's  securities in such markets may not be readily  available.  The Portfolio may suspend redemption of its shares for any period  during which an emergency  exists,  as determined by the SEC. If market prices are not readily available,  the Portfolio's  securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

         Withholding.  Income from  securities  held by the Portfolio  could be reduced by a withholding tax on the source or other taxes  imposed by the  emerging  market  countries in which the  Portfolio  makes its investments.  The  Portfolio's  net asset  value may also be  affected by changes in the rates or methods of taxation  applicable to the Portfolio or to entities in which the  Portfolio has invested.  The  Sub-advisor will consider the cost of any taxes in determining  whether to acquire any particular  investments,  but can provide no assurance that the taxes will not be subject to change.

         Forward  Contracts.  The Portfolio may enter into  contracts for the purchase or sale of a specific currency at a future date at a price at the time the  contract is entered into (a "Forward  Contract"),  for hedging  purposes  (e.g.,  to protect its  current or intended  investments  from  fluctuations  in currency exchange rates) as well as for non-hedging purposes.

         The Portfolio does not presently intend to hold Forward Contracts  entered into until maturity,  at which time it would be required to deliver or accept delivery of the underlying  currency,  but will seek in most  instances to close out positions in such  Contracts by entering into  offsetting  transactions,  which will  serve to fix the  Portfolio's  profit or loss based  upon the value of the  Contracts  at the time the offsetting transactions is executed.

         The  Portfolio  will also  enter into  transactions  in Forward  Contracts  for other than  hedging purposes,  which  presents  greater profit  potential but also involves  increased  risk.  For example,  the
Portfolio  may purchase a given  foreign  currency  through a Forward  Contract if, in the  judgement of the
Sub-advisor,  the value of such currency is expected to rise relative to the U.S.  dollar.  Conversely,  the
Portfolio may sell the currency through a Forward  Contract if the Sub-advisor  believes that its value will decline relative to the dollar.

         For an additional  discussion of Forward  Contracts see this  Statement and the Trust's  Prospectus under "certain Risk Factors and Investment Methods."

         Futures Contracts.  The Portfolio may purchase and sell futures contracts  ("Future  Contracts") on stock indices, foreign currencies,  interest rates or interest-rate related instruments,  indices of foreign currencies  or  commodities.  The  Portfolio  also may  purchase  and sell  Futures  Contracts on foreign or domestic  fixed income  securities or indices of such  securities  including  municipal bond indices and any other indices of foreign or domestic fixed income  securities  that may become  available for trading.  Such investment  strategies  will be  used  for  hedging  purposes  and  for  non-hedging  purposes,  subject  to applicable law.

         Futures  Contracts  differ  from  options  in that  they are  bilateral  agreements,  with both the purchaser  and the seller  equally  obligated  to  complete  the  transaction.  Futures  Contracts  call for settlement only on the expiration date and cannot be exercised at any other time during their term.

         Purchases  or  sales  of  stock  index  futures  contracts  are  used to  attempt  to  protect  the
Portfolio's  current or intended stock  investments  from broad  fluctuations in stock prices.  For example, the  Portfolio  may sell stock index  futures  contracts in  anticipations  of or during  market  decline to attempt  to  offset  the  decrease  in market  value of the  Portfolio's  securities  portfolio  that  might otherwise  result.  If such decline  occurs,  the loss in value of portfolio  securities  may be offset,  in whole or in part,  by gains on the  futures  position.  When the  Portfolio  is not  fully  invested  in the securities  market and  anticipates a significant  market  advance,  it may purchase  stock index futures in order to gain  rapid  market  exposure  that  may,  in part or  entirely,  offset  increases  in the cost of securities  that  the  Portfolio  intends  to  purchase.  As such  purchases  are  made,  the  corresponding positions  in stock  index  futures  contracts  will be  closed  out.  In a  substantial  majority  of these transactions,  the Portfolio will purchase such securities  upon  termination of the futures  position,  but under unusual market  conditions,  a long futures  position may be terminated  without a related purchase of securities.

         The Portfolio may purchase and sell foreign currency  futures  contracts for hedging  purposes,  to attempt to protect its current or intended  investments from  fluctuations in currency  exchange rates. Such fluctuations could reduce the dollar value of portfolio  securities  denominated in foreign  currencies,  or
increase   the  dollar  cost  of   foreign-denominated   securities,   or   increase   the  dollar  cost  of
foreign-denominated  securities to be acquired,  even if the value of such  securities in the  currencies in which  they are  denominated  remains  constant.  The  Portfolio  may sell  futures  contracts  on a foreign currency,  for example,  where it holds securities denominated in such currency and it anticipates a decline in the value of such  currency  relative to the dollar.  In the event such  decline  occurs,  the  resulting adverse effect on the value of  foreign-denominated  securities may be offset, in whole or in part, by gains on the futures contracts.

         Conversely,  the Portfolio could protect  against a rise in the dollar cost of  foreign-denominated securities to be acquired by purchasing futures contracts on the relevant  security,  which could offset, in whole or in part, the increased cost of such  securities  resulting from the rise in the dollar value of the underlying  currencies.  Where the Portfolio purchases futures contracts under such circumstances,  however, and the prices of securities  to be acquired  instead  decline,  the  Portfolio  will sustain  losses on its futures  position  which could reduce or eliminate the benefits of the reduced cost of portfolio  securities to be acquired.

         For further  information on Futures  Contracts,  see this Statement under "Certain Risk Factors and
Investment Methods."

         Investment  in  Other  Investment   Companies.   The  Portfolio  may  invest  in  other  investment
companies,  including  both  open-end  and  closed-end  companies.   Investments  in  closed-end  investment
companies may involve the payment of  substantial  premiums  above the value of such  investment  companies'
portfolio securities.

         Options.  The  Portfolio  may invest in the following  types of options,  which  involves the risks described below under the caption "Risk Factors."

         Options  on  Foreign  Currencies.   The  Portfolio  may  purchase  and  write  options  on  foreign currencies for hedging and  non-hedging  purposes in a manner similar to that in which Futures  Contracts on foreign currencies,  or Forward Contracts,  will be utilized.  For example, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected,  thereby  increasing the cost of such  securities,  the Portfolio may purchase  call options  thereon.  The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates.

         Similarly,  instead of  purchasing a call option to hedge  against an  anticipated  increase in the dollar cost of securities to be acquired,  the Portfolio  could write a put option on the relevant  currency which,  if rates move in the manner  projected,  will expire  unexercised  and allow the  Portfolio to hedge such  increased  cost up to the amount of the premium.  Foreign  currency  options  written by the Portfolio will generally be covered in a manner similar to the covering of other types of options.

         Options of Futures  Contracts.  The  Portfolio  may also  purchase and write options to buy or sell those  Futures  Contracts  in which it may  invest  as  described  above  under  "Futures  Contracts."  Such investment  strategies  will be  used  for  hedging  purposes  and  for  non-hedging  purposes,  subject  to applicable law.

         Options on Futures  Contracts that are written or purchased by the Portfolio on U.S.  Exchanges are traded on the same contract market as the underlying  Futures  Contract,  and, like Futures  Contracts,  are subject to the  regulation  by the CFTC and the  performance  guarantee  of the exchange  clearinghouse.  In addition,  Options on Futures  Contracts  may be traded on foreign  exchanges.  The  Portfolio may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying  Futures Contract,  (b)
through  ownership  of the  instrument,  or  instruments  included  in the  index,  underlying  the  Futures
Contract,  or (c) through  the  holding of a call on the same  Futures  Contract  and in the same  principal amount  as the call  written  where  the  exercise  price of the call  held (i) is equal to or less than the exercise  price of the call written or (ii) is greater  than the  exercise  price of the call written if the
Portfolio  owns  liquid  and  unencumbered  assets  equal to the  difference.  The  Portfolio  may cover the writing of put Options on Futures  Contracts  (a) through  sales of the  underlying  Futures  Contract,  (b)
through  the  ownership  of liquid  and  unencumbered  assets  equal to the value of the  security  or index underlying  the Futures  Contract,  or (c) through the holding of a put on the same Futures  Contract and in the same  principal  amount as the put written  where the exercise  price of the put held (i) is equal to or greater  than the  exercise  price of the put  written or where the  exercise  price of the put held (ii) is less than the exercise price of the put written if the Portfolio owns liquid and  unencumbered  assets equal to the  difference.  Put and call Options on Futures  Contracts  may also be covered in such other manner as may be in accordance  with the rules of the exchange on which the option is traded and  applicable  laws and regulations.  Upon the  exercise  of a call  Option on a Futures  Contract  written  by the  Portfolio,  the
Portfolio will be required to sell the underlying  Futures  Contract which, if the Portfolio has covered its obligation  through  the  purchase  of  such  Contract,  will  serve  to  liquidate  its  futures  position.
Similarly,  where a put Option on a Futures  Contract  written by the Portfolio is exercised,  the Portfolio will be required to purchase  the  underlying  Futures  Contract  which,  if the  Portfolio  has covered its obligation through the sale of such Contract, will close out its futures position.

         Depending on the degree of  correlation  between  changes in the value of its portfolio  securities and the changes in the value of its futures  positions,  the  Portfolio's  losses from  existing  Options on
Futures  Contracts  may to some  extent be  reduced  or  increased  by  changes  in the  value of  portfolio securities.

         Options on Securities.  The Portfolio may write (sell)  covered put and call options,  and purchase put and call options, on securities.

         A call option written by the Portfolio is "covered" if the Portfolio  owns the security  underlying the  call or has an  absolute  and  immediate  right  to  acquire  that  security  without  additional  cash consideration  (or for additional cash  consideration if the Portfolio owns liquid and  unencumbered  assets equal to the amount of cash  consideration)  upon  conversion  or exchange of other  securities  held in its portfolio.  A call option is also  covered if the  Portfolio  holds a call on the same  security  and in the same  principal  amount as the call  written  where the  exercise  price of the call held (a) is equal to or less than the  exercise  price of the call  written or (b) is greater  than the  exercise  price of the call written if the  Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  If the portfolio writes a put option it must  segregate  liquid and  unencumbered  assets with a value equal to the  exercise price,  or else holds a put on the same security and in the same  principal  amount as the put written where the  exercise  price of the put held is equal to or greater  than the  exercise  price of the put written or where  the  exercise  price  of the put held is less  than the  exercise  price  of the put  written  if the
Portfolio  owns liquid and  unencumbered  assets equal to the  difference.  Put and call options  written by the  Portfolio  may also be covered in such other manner as may be in accordance  with the  requirements  of the  exchange on which,  or the  counterparty  with which,  the option is traded,  and  applicable  laws and regulations.

         Effecting a closing  transaction  in the case of a written call option will permit the Portfolio to write another call option on the  underlying  security with either a different  exercise price or expiration date or both,  or in the case of a written put option will permit the  Portfolio to write another put option to the extent  that the  Portfolio  owns  liquid  and  unencumbered  assets.  Such  transactions  permit the
Portfolio to generate  additional  premium  income,  which will  partially  offset  declines in the value of portfolio  securities  or increases in the cost of  securities  to be  acquired.  Also,  effecting a closing transaction  will permit the cash or proceeds  from the  concurrent  sale of any  securities  subject to the option to be used for other  investments of the Portfolio,  provided that another option on such security is not written.  If the  Portfolio  desires to sell a particular  security  from its  portfolio on which it has written a call  option,  it will effect a closing  transaction  in  connection  with the option  prior to or concurrent with the sale of the security.

         The  Portfolio  may write  options in  connection  with  buy-and-write  transactions;  that is, the
Portfolio may purchase a security and then write a call option  against that  security.  The exercise  price of the call option the  Portfolio  determines to write will depend upon the expected  price  movement of the underlying  security.  The  exercise  price  of a  call  option  may be  below  ("in-the-money"),  equal  to
("at-the-money") or above  ("out-of-the-money") the current value of the underlying security at the time the option is  written.  Buy-and-write  transactions  using  in-the-money  call  options  may be used when it is expected  that the price of the  underlying  security  will  decline  moderately  during the option  period.
Buy-and-write  transactions  using  out-of-the-money  call options may be used when it is expected  that the premiums  received from writing the call option plus the  appreciation in the market price of the underlying security up to the  exercise  price will be greater  than the  appreciation  in the price of the  underlying security alone. If the call options are exercised in such  transactions,  the Portfolio's  maximum gain will be the  premium  received by it for writing the option,  adjusted  upwards or  downwards  by the  difference between the  Portfolio's  purchase price of the security and the exercise  price,  less related  transaction costs.  If the options are not exercised and the price of the underlying  security  declines,  the amount of such decline will be offset in part, or entirely, by the premium received.

         The  writing  of  covered  put  options  is  similar  in terms of  risk/return  characteristics  to buy-and-write  transactions.  If the market  price or the  underlying  security  rises or otherwise is above the exercise price,  the put option will expire  worthless and the  Portfolio's  gain will be limited to the premium received,  less related  transaction costs. If the market price of the underlying  security declines or  otherwise  is below the  exercise  price,  the  Portfolio  may elect to close the position or retain the option  until it is  exercised,  at which  time the  Portfolio  will be  required  to take  delivery  of the security at the exercise  price;  the  Portfolio's  return will be the premium  received from the put option minus the amount by which the market price of the security is below the exercise  price,  which could result in a loss.  Out-of-the-money,  at-the-money  and  in-the-money  put options may be used by the  Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Portfolio may also write  combinations  of put and call options on the same security,  known as
"straddles"  with the same  exercise  price and  expiration  date.  By  writing a  straddle,  the  Portfolio undertakes a  simultaneous  obligation  to sell and purchase the same  security in the event that one of the options is  exercised.  If the price of the  security  subsequently  rises  sufficiently  above the exercise price to cover the amount of the premium and  transaction  costs,  the call will likely be exercised and the
Portfolio  will be  required  to sell the  underlying  security at a below  market  price.  This loss may be offset,  however,  in whole  or in  part,  by the  premiums  received  on the  writing  of the two  options.
Conversely,  if the  price  of the  security  declines  by a  sufficient  amount,  the put  will  likely  be exercised.  The  writing of  straddles  will  likely be  effective,  therefore,  only where the price of the security  remains  stable and neither the call nor the put is  exercised.  In those  instances  where one of the  options is  exercised,  the loss on the  purchase  or sale of the  underlying  security  may exceed the amount of the premiums received.

         The writing of options on securities  will not be  undertaken  by the Portfolio  solely for hedging purposes,  and could  involve  certain  risks  which are not  present in the case of  hedging  transactions.
Moreover,  even where options are written for hedging purposes,  such transactions constitute only a partial hedge  against  declines  in the  value  of  portfolio  securities  or  against  increases  in the  value of securities to be acquired,  up to the amount of the premium.  The  Portfolio  may also purchase  options for hedging purposes or to increase its return.

         The  Portfolio  may also  purchase  call  options  to hedge  against  an  increase  in the price of securities  that the Portfolio  anticipates  purchasing in the future.  If such  increase  occurs,  the call option will permit the  Portfolio to purchase the  securities  at the  exercise  price,  or to close out the options at a profit.

         Options  on Stock  Indices.  The  Portfolio  may write  (sell)  covered  call and put  options  and purchase  call and put options on stock  indices.  The  Portfolio  may cover  written  call options on stock indices by owning  securities  whose price changes,  in the opinion of the  Sub-advisor,  are expected to be similar to those of the  underlying  index,  or by having an absolute  and  immediate  right to acquire such securities  without  additional cash  consideration  (or for additional cash  consideration if the Portfolio owns liquid and unencumbered  assets equal to the amount of cash  consideration) upon conversion or exchange of other  securities  in its  portfolio.  The  Portfolio  may also  cover call  options on stock  indices by holding a call on the same index and in the same  principal  amount as the call  written  where the exercise price of the  call  held (a) is equal to or less  than  the  exercise  price of the call  written  or (b) is greater than the exercise  price of the call written if the  Portfolio  own liquid and  unencumbered  assets equal to the  difference.  If the Portfolio  writes put options on stock indices,  it must segregate  liquid and  unencumbered  assets with a value equal to the  exercise  price,  or hold a put on the same stock index and in the same  principal  amount as the put written where the exercise  price of the put held (a) is equal to or greater than the exercise  price of the put written or (b) is less than the exercise  price of the put written  if the  Portfolio  owns  liquid  and  unencumbered  assets  equal to the  difference.  Put and call options on stock  indices may also be covered in such other  manner as may be in  accordance  with the rules of the exchange on which,  or the  counterparty  with which,  the option is traded and  applicable  laws and regulations.

         The  purchase of call  options on stock  indices may be used by the  Portfolio to attempt to reduce the risk of missing a broad market advance,  or an advance in an industry or market segment,  at a time when the Portfolio  holds  uninvested cash or short-term debt  securities  awaiting  investment.  When purchasing call  options  for this  purpose,  the  Portfolio  will also bear the risk of losing all or a portion of the premium paid it the value of the index does not rise.  The  purchase of call  options on stock  indices when the Portfolio is  substantially  fully  invested is a form of leverage,  up to the amount of the premium and related  transaction  costs,  and  involves  risks  of loss and of  increased  volatility  similar  to those involved in purchasing calls on securities the Portfolio owns.

         The index  underlying a stock index  option may be a  "broad-based"  index,  such as the Standard &
Poor's 500 Index or the New York Stock Exchange  Composite  Index,  the changes in value of which ordinarily will  reflect  movements  in the stock  market in  general.  In  contrast,  certain  options may be based on narrower  market  indices,  such as the  Standard  & Poor's  100  Index,  or on  indices  of  securities  of particular  industry  groups,  such as those of oil and gas or technology  companies.  A stock index assigns relative  values to the stocks  included in the index and the index  fluctuates  with  changes in the market values of the stocks so included.  The composition of the index is changed periodically.

         For an  additional  discussion  of options,  see this  Statement  under  "Certain  Risk Factors and
Investment Methods."

         Special Risk Factors.

Risk  of  Imperfect  Correlation  of  Hedging  Instruments  with  the  Portfolio's  Portfolio.  The  use  of derivatives  for "cross  hedging"  purposes (such as a transaction in a Forward  Contract on one currency to hedge  exposure  to  a  different  currency)  may  involve  greater  correlation  risks.  Consequently,  the
Portfolio bears the risk that the price of the portfolio  securities  being hedged will not move in the same amount or direction as the underlying index or obligation.

         It should be noted that stock index  futures  contracts or options  based upon a narrower  index of securities,  such as those of a particular  industry group, may present greater risk than options or futures based on a broad market index.  This is due to the fact that a narrower  index is more  susceptible to rapid and  extreme  fluctuations  as  a  result  of  changes  in  the  value  of a  small  number  of  securities.
Nevertheless,  where the Portfolio enters into transactions in options or futures on narrowly-based  indices for hedging  purposes,  movements in the value of the index should,  if the hedge is  successful,  correlate closely with the portion of the Portfolio's portfolio or the intended acquisitions being hedged.

         The  trading  of  derivatives  for  hedging  purposes  entails  the  additional  risk of  imperfect correlation  between  movements  in the price of the  derivative  and the price of the  underlying  index or obligation.  The  anticipated  spread  between  the prices may be  distorted  due to the  difference  in the nature of the markets such as  differences  in margin  requirements,  the  liquidity of such markets and the participation  of  speculators  in the  derivatives  markets.  In this  regard,  trading by  speculators  in derivatives  has in the past  occasionally  resulted  in  market  distortions,  which  may be  difficult  or impossible to predict, particularly near the expiration of such instruments.

         The trading of Options on Futures  Contracts  also  entails  the risk that  changes in the value of the  underlying  Futures  Contracts  will not be fully  reflected  in the value of the  option.  The risk of imperfect  correlation,  however,  generally tends to diminish as the maturity date of the Futures  Contract or expiration date of the option approaches.

         Further,  with respect to options on securities,  options on stock  indices,  options on currencies and Options on Futures  Contracts,  the  Portfolio  is subject to the risk of market  movements  between the time that the option is exercised and the time of  performance  thereunder.  This could  increase the extent of any loss suffered by the Portfolio in connection with such transactions.

         In writing a covered  call option on a security,  index or futures  contract,  the  Portfolio  also incurs the risk that changes in the value of the  instruments  used to cover the position will not correlate closely with changes in the value of the option or underlying  index or instrument.  For example,  where the
Portfolio covers a call option written on a stock index through  segregation of securities,  such securities may not match the  composition of the index,  and the Portfolio may not be fully covered.  As a result,  the
Portfolio could be subject to risk of loss in the event of adverse market movements.

         Risks of  Non-Hedging  Transactions.  The  Portfolio  may enter  transactions  in  derivatives  for non-hedging  purposes as well as hedging  purposes.  Non-hedging  transactions in such  instruments  involve greater  risks and may  result in losses  which  may not be offset by  increases  in the value of  portfolio securities  or declines in the cost of securities  to be acquired.  Nevertheless,  the method of covering an option  employed by the  Portfolio  may not fully  protect it against  risk of loss and,  in any event,  the
Portfolio  could suffer losses on the option position which might not be offset by  corresponding  portfolio gains.  The  Portfolio  may also enter  into  futures,  Forward  Contracts  for  non-hedging  purposes.  For example,  the  Portfolio may enter into such a transaction  as an  alternative  to purchasing or selling the underlying  instrument  or to  obtain  desired  exposure  to an  index or  market.  In such  instances,  the
Portfolio  will be exposed to the same  economic  risks  incurred in  purchasing  or selling the  underlying instrument or instruments.  However,  transactions  in futures,  Forward  Contracts may be leveraged,  which could  expose  the  Portfolio  to  greater  risk of  loss  than  such  purchases  or  sales.  Entering  into transactions  in  derivatives  for other than hedging  purposes,  therefore,  could expose the  Portfolio to significant  risk of loss if the prices,  rates or values of the  underlying  instruments  or indices do not move in the direction or to the extent anticipated.

         With respect to the writing of  straddles on  securities,  the  Portfolio  incurs the risk that the price of the underlying  security will not remain stable,  that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums  received.  Such  transactions, therefore,  create an  opportunity  for increased  return by providing the Portfolio  with two  simultaneous premiums  on the same  security,  but  involve  additional  risk,  since  the  Portfolio  may have an option exercised against it regardless of whether the price of the security increases or decreases.

         Risk of a  Potential  Lack of a  Liquid  Secondary  Market.  Prior to  exercise  or  expiration,  a futures  or  option  position  can  only  be  terminated  by  entering  into  a  closing  purchase  or  sale transaction.  In that event,  it may not be possible to close out a position held by the Portfolio,  and the
Portfolio  could be  required to purchase or sell the  instrument  underlying  an option,  make or receive a cash settlement or meet ongoing variation margin  requirements.  Under such circumstances,  if the Portfolio has insufficient  cash available to meet margin  requirements,  it will be necessary to liquidate  portfolio securities  or other  assets at a time  when it is  disadvantageous  to do so.  The  inability  to close out options  and  futures  positions,  therefore,  could  have an  adverse  impact  on the  Portfolio's  ability effectively to hedge its portfolio, and could result in trading losses.

         The  trading of  Futures  Contracts  and  options  is also  subject  to the risk of trading  halts, suspensions,  exchange  or  clearinghouse  equipment  failures,  government  intervention,  insolvency  of a brokerage firm or clearinghouse or other disruptions of normal trading  activity,  which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Potential  Bankruptcy of a Clearinghouse  or Broker.  When the Portfolio  enters into  transactions in  exchange-traded  futures  or  options,  it is  exposed to the risk of the  potential  bankruptcy  of the relevant  exchange  clearinghouse  or the broker  through which the Portfolio has effected the  transaction.
In that event,  the Portfolio might not be able to recover amounts  deposited as margin,  or amounts owed to the Portfolio in connection  with its  transactions,  for an  indefinite  period of time,  and could sustain losses  of a  portion  or  all  of  such  amounts.  Moreover,  the  performance  guarantee  of  an  exchange
clearinghouse   generally   extends  only  to  its  members  and  the  Portfolio   could   sustain   losses,
notwithstanding such guarantee, in the event of the bankruptcy of its broker.

         Trading and  Position  Limits.  The  exchanges  on which  futures and options are traded may impose limitations  governing  the maximum  number of  positions on the same side of the market and  involving  the same underlying  instrument which may be held by a single investor,  whether acting alone or in concert with others  (regardless  of  whether  such  contracts  are held on the same or  different  exchanges  or held or written  in one or more  accounts  or  through  one or more  brokers.)  Further,  the CFTC  and the  various contract  markets have  established  limits referred to as "speculative  position limits" on the maximum net long or net  short  position  which  any  person  may hold or  control  in a  particular  futures  or option contract.  An exchange may order the  liquidation of positions  found to be in violation of these limits and it may impose other  sanctions or  restrictions.  The  Sub-advisor  does not believe that these  trading and position limits will have any adverse impact on the strategies for hedging the portfolios of the Portfolio.

         Risks  of  Options  on  Futures  Contracts.  The  amount  of risk  the  Portfolio  assumes  when it purchases  an Option on a Futures  Contract is the premium  paid for the option,  plus  related  transaction costs.  In order to profit from an option  purchased,  however,  it may be  necessary to exercise the option and to liquidate the  underlying  Futures  Contract,  subject to the risks of the  availability  of a liquid offset market  described  herein.  The writer of an Option on a Futures  Contract is subject to the risks of commodity  futures trading,  including the requirement of initial and variation margin payments,  as well as the  additional  risk that  movements  in the price of the option may not  correlate  with  movements in the price of the underlying security, index, currency or Futures Contract.

         Risks  of  Transactions  in  Foreign   Currencies  and   Over-the-Counter   Derivatives  and  Other
Transactions Not Conducted on U.S. Exchanges.  Transactions in Forward Contracts on foreign  currencies,  as well as futures and options on foreign  currencies  and  transactions  executed  on foreign  exchanges,  are subject to all of the  correlation,  liquidity and other risks outlined  above. In addition,  however,  such transactions  are  subject  to the risk of  governmental  actions  affecting  trading  in or the  prices  of currencies  underlying  such  contracts,  which  could  restrict  or  eliminate  trading  and  could  have a substantial  adverse  effect on the value of positions  held by the  Portfolio.  Further,  the value of such positions  could be  adversely  affected  by a number  of  other  complex  political  and  economic  factors applicable to the countries issuing the underlying currencies.

         Further,  unlike trading in most other types of  instruments,  there is no systematic  reporting of last sale information with respect to the foreign  currencies  underlying  contracts  thereon.  As a result, the available  information  on which trading  systems will be based may not be as complete as the comparable data on which the Portfolio makes  investment and trading  decisions in connection with other  transactions.
Moreover,  because the foreign  currency  market is a global,  24-hour  market,  events  could occur in that market  which will not be  reflected in the forward,  futures or options  market  until the  following  day, thereby making it more difficult for the Portfolio to respond to such events in a timely manner.

         Settlements  of  exercises  of  over-the-counter  Forward  Contracts  or foreign  currency  options generally must occur within the country issuing the underlying  currency,  which in turn requires traders to accept or make  delivery  of such  currencies  in  conformity  with any U.S.  or  foreign  restrictions  and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

         Unlike  transactions  entered  into by the  Portfolio  in  Futures  Contracts  and  exchange-traded options, on foreign currencies,  Forward Contracts,  over-the-counter options on securities, swaps and other over-the-counter  derivatives  are not  traded  on  contract  markets  regulated  by the CFTC or  (with  the exception  of certain  foreign  currency  options) the SEC. To the  contrary,  such  instruments  are traded through financial  institutions  acting as market-makers,  although foreign currency options are also traded on certain national  securities  exchanges,  such as the  Philadelphia  Stock Exchange and the Chicago Board
Options  Exchange,  subject to SEC  regulation.  In an  over-the-counter  trading  environment,  many of the protections  afforded  to exchange  participants  will not be  available.  For  example,  there are no daily price  fluctuation  limits,  and adverse market  movements could therefore  continue to an unlimited  extent over a period of time.  Although  the  purchaser  of an  option  cannot  lose  more  than the  amount of the premium plus related  transaction costs, this entire amount could be lost.  Moreover,  the option writer and a trader of Forward Contracts could lose amounts  substantially in excess of their initial investments,  due to the margin and collateral requirements associated with such positions.

         In addition,  over-the-counter  transactions can only be entered into with a financial  institution willing to take the opposite side, as principal,  of the Portfolio's  position  unless the institution  acts as  broker  and is able to find  another  counterparty  willing  to  enter  into  the  transaction  with the
Portfolio.  Where no such  counterparty  is  available,  it will not be  possible  to enter  into a  desired transaction.

         Further,   over-the-counter   transactions  are  not  subject  to  the  guarantee  of  an  exchange clearinghouse,  and the  Portfolio  will  therefore be subject to the risk of default by, or the  bankruptcy of,  the  financial  institution  serving as its  counterparty.  One or more of such  institutions  also may decide  to  discontinue  their  role  as  market-makers  in  a  particular  currency  or  security,  thereby restricting the Portfolio's ability to enter into desired hedging transactions.

         Options on securities,  options on stock indices,  Futures Contracts,  Options on Futures Contracts and  options  on  foreign  currencies  may be  traded  on  exchanges  located  in  foreign  countries.  Such transactions  may not be conducted in the same manner as those  entered into on U.S.  exchanges,  and may be subject to different  margin,  exercise,  settlement  or  expiration  procedures.  As a result,  many of the risks of over-the-counter trading may be present in connection with such transactions.

         Options on foreign currencies traded on national  securities  exchanges are within the jurisdiction of the SEC,  as are  other  securities  traded  on such  exchanges.  As a  result,  many of the  protections provided  to traders on  organized  exchanges  will be  available  with  respect  to such  transactions.  In particular,  all foreign  currency  option  positions  entered  into on a national  securities  exchange are cleared and  guaranteed  by the Options  Clearing  Corporation  (the  "OCC"),  thereby  reducing the risk of counterparty default.

         The  purchase  and sale of  exchange-traded  foreign  currency  options,  is  subject  to the risks regarding  adverse  market  movements,  margining  of options  written,  the nature of the foreign  currency market,  possible  intervention by governmental  authorities and the effects of other political and economic events. In addition,  exchange-traded  options on foreign  currencies involve certain risks not presented by
the  over-the-counter  market.  For  example,   exercise  and  settlement  of  such  options  must  be  made exclusively  through the OCC, which has established  banking  relationships in applicable  foreign countries for this purpose.  As a result,  the OCC may, if it determines  that foreign  governmental  restrictions  or taxes would prevent the orderly  settlement of foreign currency option  exercises,  or would result in undue burdens on the OCC or its clearing  member,  impose special  procedures on exercise and settlement,  such as technical  changes in the  mechanics  of delivery of  currency,  the fixing of dollar  settlement  prices or prohibitions on exercise.

         Short  Sales  Against  The Box.  The  Portfolio  may make  short  sales  "against  the box." If the
Portfolio  enters into a short sales against the box, it is required to segregate  securities  equivalent in kind and  amount  to the  securities  sold  short  (or  securities  convertible  or  exchangeable  into such securities)  and is required to hold such  securities  while the short sale is  outstanding.  The  Portfolio will incur transaction  costs,  including  interest,  in connection with opening,  maintaining,  and closing short sales  against the box.  For further  information  about this  practice,  please  refer to the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Short  Term  Instruments.  The  Portfolio  may hold cash and  invest in cash  equivalents,  such as short-term U.S. Government Securities, commercial paper and bank instruments.

         Temporary  Defensive  Positions.  During periods of unusual market  conditions when the Sub-advisor believes that investing for temporary  defensive  purposes is appropriate,  or in order to meet  anticipated redemption  requests,  a large  portion  or all of the  assets  of the  Portfolio  may be  invested  in cash
(including  foreign  currency) or cash  equivalents,  including,  but not limited to,  obligations  of banks
(including  certificates  of  deposit,  bankers  acceptances,  time  deposits  and  repurchase  agreements), commercial paper, short-term notes, U.S. Government securities and related repurchase agreements.

         Warrants.  The  Portfolio  may invest in warrants.  The strike price of warrants  typically is much lower than the current  market price of the  underlying  securities,  yet they are subject to similar  price fluctuations,  in  absolute  terms.  As a  result,  warrants  may be  more  volatile  investments  than  the underlying  securities  and may offer greater  potential for capital  appreciation  as well as capital loss.
Additional  information  regarding  warrants is included in this Statement and the Trust's  Prospectus under
"Certain Risk factors and Investment Methods."

         "When-Issued"  Securities.  The Portfolio  may purchase  securities  on a  "when-issued,"  "forward commitment,"  or "delayed  delivery  basis." The commitment to purchase a security for which payment will be made on a future date may be deemed a separate  security.  While awaiting  delivery of securities  purchased on such basis,  the Portfolio will identify  liquid and  unencumbered  assets equal to its forward  delivery commitment.

         For more information  about when-issued  securities,  please see this Statement under "Certain Risk
Factors and Investment Methods."

AST INVESCO Equity Income Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  is to seek capital  growth and current income.

Investment Policies:

         The Portfolio  will pursue its  objective by investing  its assets in securities  that are expected to produce high levels of income and consistent, stable returns.

         In pursuing its  investment  objective,  the Portfolio  normally  invests at least 65% of its total assets  in  dividend  paying  common  and  preferred  stocks.  Up to 30% of the  Portfolio's  assets  may be invested in equity  securities  that do not pay regular  dividends.  The  remaining  assets are  invested in other  income-producing  securities,  such as corporate bonds.  Sometimes warrants are acquired when offered with  income-producing  securities,  but the warrants are  disposed of at the first  favorable  opportunity.
Acquiring  warrants  involves a risk that the Portfolio will lose the premium it pays to acquire warrants if the  Portfolio  does not  exercise  a  warrant  before  it  expires.  The major  portion  of the  investment portfolio  normally  consists of common stocks,  convertible  bonds and  debentures,  and preferred  stocks;
however,  there may also be substantial  holdings of debt  securities,  including  non-investment  grade and unrated debt securities.

         Debt Securities.  The debt securities in which the Portfolio  invests are generally  subject to two kinds of risk,  credit risk and market  risk.  The ratings  given a debt  security by Moody's and Standard &
Poor's  ("S&P")  provide a generally  useful guide as to such credit risk. The lower the rating given a debt security by such rating  service,  the greater the credit risk such rating  service  perceives to exist with respect to such  security.  Increasing  the amount of  Portfolio  assets  invested in unrated or lower grade
(Ba or less by Moody's,  BB or less by S&P) debt  securities,  while intended to increase the yield produced by the Portfolio's  debt  securities,  will also increase the credit risk to which those debt securities are subject.

         Lower-rated  debt securities and non-rated  securities of comparable  quality tend to be subject to wider  fluctuations in yields and market values than higher rated debt  securities and may have  speculative characteristics.  Although the Portfolio may invest in debt  securities  assigned lower grade ratings by S&P or Moody's,  the Portfolio's  investments  have generally been limited to debt securities  rated B or higher by either S&P or  Moody's.  Debt  securities  rated  lower  than B by either  S&P or  Moody's  may be highly speculative.  The Sub-advisor  intends to limit such portfolio  investments to debt securities which are not believed  by  the  Sub-advisor  to be  highly  speculative  and  which  are  rated  at  least  CCC  or  Caa, respectively,  by S&P or  Moody's.  In  addition,  a  significant  economic  downturn  or major  increase in interest rates may well result in issuers of lower-rated debt securities  experiencing  increased  financial stress which would adversely  affect their ability to service their principal and interest  obligations,  to meet projected  business  goals,  and to obtain  additional  financing.  While the  Sub-advisor  attempts to limit  purchases of  lower-rated  debt  securities  to securities  having an  established  retail  secondary market,  the  market  for  such  securities  may not be as  liquid  as the  market  for  higher  rated  debt securities.  For an additional  discussion of certain risks involved in  lower-rated or unrated  securities, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  The  Portfolio  may  lend its  securities  to  qualified  brokers, dealers,  banks, or other financial  institutions.  While voting rights may pass with the loaned securities, if a material  event (e.g.,  proposed  merger,  sale of assets,  or  liquidation)  is to occur  affecting an investment  on loan,  the loan must be called and the  securities  voted.  Loans of  securities  made by the
Portfolio  will comply with all other  applicable  regulatory  requirements,  including the rules of the New
York Stock Exchange and the requirements of the 1940 Act and the rules of the SEC thereunder.

AST DeAM Global Allocation Portfolio:

Investment  Objective:   The  investment  objective  of  the  Portfolio  (formerly,  the  AST  AIM  Balanced
Portfolio)  is to seek a high level of total return by investing  primarily  in a  diversified  portfolio of mutual funds.  However, it may invest in equity and fixed-income securities as well.

Investment Policies:

         The  Portfolio,  investing in equity and debt  securities  as well as mutual fund shares,  acquires securities in the over-the-counter  market and on national securities  exchanges,  and acquires bonds in new offerings  or in  principal  trades  with  broker-dealers.  Ordinarily,  the  Portfolio  does  not  purchase securities with the intention of engaging in short-term  trading.  However,  any particular security will be sold,  and the  proceeds  reinvested,  whenever  such action is deemed  prudent  from the  viewpoint  of the
Portfolio's investment objective, regardless of the holding period of that security.

         Short-Term  Investments.  A  portion  of each  Portfolio's  assets  may be held  in cash  and  high quality,  short-term money market  instruments such as certificates of deposit,  commercial paper,  bankers'
acceptances,  short-term U.S.  Government  obligations,  taxable  municipal  securities,  master notes,  and repurchase  agreements,  pending  investment in portfolio  securities,  to meet anticipated  short-term cash needs such as dividend  payments  or  redemptions  of shares,  or for  temporary  defensive  purposes.  Such investments  generally  will have  maturities  of 60 days or less and  normally  are held to  maturity.  The underlying  securities  that are subject to a repurchase  agreement  will be  "marked-to-market"  on a daily basis so that the value of the  securities  in relation  to the amount of the  repurchase  agreement  may be determined.

         U.S.  Government  securities may take the form of participation  interests in, and may be evidenced by,  deposit or safekeeping  receipts.  Participation  interests are pro rata  interests in U.S.  Government securities.  The  Portfolio  may  acquire  participation  interests  in  pools  of  mortgages  sold  by  the
Government National Mortgage  Association  ("GNMA"),  the Federal National Mortgage Association ("FNMA") and
the Federal Home Loan Banks.  Instruments  evidencing  deposit or safekeeping are  documentary  receipts for such original securities held in custody by others.

         U.S.  Government   securities,   including  those  that  are  guaranteed  by  federal  agencies  or instrumentalities,  may or may not be backed by the "full  faith and  credit"  of the  United  States.  Some securities  issued by federal agencies or  instrumentalities  are only supported by the credit of the agency or  instrumentality  (such as the Federal Home Loan Banks) while  others have an  additional  line of credit with the U.S.  Treasury  (such as FNMA).  In the case of securities  not backed by the full faith and credit of the United  States,  the  Portfolio  must look  principally  to the agency  issuing or  guaranteeing  the obligation  for ultimate  repayment  and may not be able to assert a claim  against the United States itself in the event the agency or instrumentality does not meet its commitments.

         Debt  Securities.  Most debt  securities  purchased by the Portfolio will be rated Baa or better by
Moody's Investors Service,  Inc.  ("Moody's") or BBB or better by Standard & Poor's Ratings Services ("S&P")
or, if unrated,  deemed to be of comparable  quality by the  Sub-advisor,  although the Portfolio may invest to a limited extent in lower-rated  securities.  The fixed income  securities in which the Portfolio invests
may  include  U.S.  Government  obligations,   mortgage-backed  securities,  asset-backed  securities,  bank obligations,  corporate debt obligations and unrated  obligations,  including those of foreign issuers.  The
Portfolio may, in pursuit of its objective,  invest up to 10% of its total assets in debt  securities  rated lower  than  Baa by  Moody's  or BBB by S&P (or a  comparable  rating  of any  other  nationally  recognized statistical  rating  organizations  "NRSROs") or unrated  securities  determined by the Sub-advisor to be of comparable  quality  ("junk  bonds").  Junk  bonds  have  speculative  characteristics  that are  likely  to increase in number and  significance  with each successive  lower rating  category.  Additional  information about  lower-rated debt securities and their risks is included in this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Real Estate  Investment Trusts  ("REITs").  To the extent consistent with its investment  objective and policies,  the  Portfolio may invest up to 25% of its total assets and in equity and/or debt  securities issued by REITs.

         REITs are trusts that sell equity or debt  securities  to investors  and use the proceeds to invest in real estate or interests  therein.  A REIT may focus on particular  types of projects,  such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

         To the extent that the Portfolio  invests in REITs,  it could  conceivably own real estate directly as a result of a default on the  securities it owns.  The  Portfolio,  therefore,  may be subject to certain risks  associated with the direct  ownership of real estate,  including  difficulties in valuing and trading real estate,  declines in the value of real estate,  environmental liability risks, risks related to general and local economic  conditions,  adverse change in the climate for real estate,  increases in property taxes and operating  expenses,  changes in zoning laws,  casualty or  condemnation  losses,  limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In  addition  to the risks  described  above,  equity  REITs may be  affected by any changes in the value of the underlying  property  owned by the trusts,  while mortgage REITs may be affected by the quality of any credit  extended.  Equity and mortgage REITs are dependent upon management  skill,  and are generally not  diversified  and  therefore  are  subject  to the risk of  financing  single  or a  limited  number  of
projects.   Such  trusts  are  also  subject  to  heavy  cash  flow   dependency,   defaults  by  borrowers,
self-liquidation,  and the  possibility  that the REIT will fail to  maintain  its  exemption  from the 1940
Act.  Changes  in  interest  rates  may also  affect  the  value  of debt  securities  of REITs  held by the
Portfolio.  By  investing  in REITs  indirectly  through the  Portfolio,  a  shareholder  will bear not only his/her  proportionate  share of the expenses of the Portfolio,  but also,  indirectly,  similar expenses of the REITs.

         Lending Portfolio  Securities.  Consistent with applicable regulatory  requirements,  the Portfolio may  lend its  portfolio  securities.  The  Portfolio  would  continue  to  receive  the  income  on  loaned securities  and would,  at the same time,  earn interest on the loan  collateral or on the investment of the loan collateral if it were cash.  Lending  securities  entails a risk of loss to the Portfolio if and to the extent that the market value of the  securities  loaned were to increase and the lender did not increase the collateral  accordingly.  Other risks and limitations of lending portfolio  securities are discussed in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Short Sales  "Against the Box." As  described in the Trust's  Prospectus,  the  Portfolio  may make short  sales  against the box.  In no event may the  Portfolio  deposit or pledge more than 10% of its total assets as  collateral  for short sales at any one time. To secure its  obligation to deliver the  securities sold short,  the Portfolio  will deposit in escrow in a separate  account with its custodian an equal amount of the securities sold short or securities  convertible  into or  exchangeable  for such  securities.  Since the Portfolio  ordinarily will want to continue to receive  interest and dividend  payments on securities in its portfolio that are convertible  into the securities sold short,  the Portfolio will normally close out a short  position  covered by  convertible  securities  by  purchasing  and  delivering an equal amount of the securities sold short, rather than by delivering securities that it already holds.

         The  Portfolio  will make a short sale,  as a hedge,  when it believes that the price of a security may decline,  causing a decline in the value of a security owned by the Portfolio or a security  convertible into or exchangeable  for such security.  In such case, any future losses in the  Portfolio's  long position should be reduced  by a gain in the short  position.  Conversely,  any gain in the long  position  should be reduced by a loss in the short  position.  The extent to which such gains or losses are reduced  will depend upon the amount of the security sold short  relative to the amount the Portfolio  owns,  either  directly or indirectly,  and, in the case where the Portfolio  owns  convertible  securities,  changes in the conversion premium.  In  determining  the  number of shares  to be sold  short  against  a  Portfolio's  position  in a convertible  security,  the anticipated  fluctuation in the conversion premium is considered.  The Portfolio may also make short sales to generate  additional  income from the  investment of the cash proceeds of short sales.

         Options,  Futures  and  Currency  Strategies.  The  Portfolio  may use forward  contracts,  futures contracts,  options  on  securities,  options on  indices,  options on  currencies,  and  options on futures contracts  to  attempt  to hedge  against  the  overall  level of  investment  and  currency  risk  normally associated  with the Portfolio's  investments.  These  instruments  are often referred to as  "derivatives,"
which may be defined as financial  instruments  whose  performance  is derived,  at least in part,  from the performance of another asset (such as a security, currency or an index of securities).

         General  Risks of Options,  Futures and Currency  Strategies.  The use by the Portfolio of options, futures contracts and forward currency  contracts  involves special  considerations  and risks. For example, there might be imperfect correlation,  or even no correlation,  between the price movements of an instrument
(such  as an  option  contract)  and  the  price  movements  of  the  investments  being  hedged.  In  these circumstances,  if a  "protective  put" is used to hedge a potential  decline in a security and the security does  decline  in  price,  the put  option's  increased  value  may not  completely  offset  the loss in the underlying  security.  Such a lack of correlation  might occur due to factors  unrelated to the value of the investments  being hedged,  such as changing  interest  rates,  market  liquidity,  and speculative or other pressures on the markets in which the hedging instrument is traded.

         The Portfolio will not enter into a hedging  transaction if the Sub-advisor  believes that the cost of hedging will exceed the potential benefit to the Portfolio.

         Additional  information  on  these  instruments  is  included  in this  Statement  and the  Trust's
Prospectus  under  "Certain Risk Factors and  Investment  Methods."  Certain risks  pertaining to particular strategies are described in the sections that follow.

         Cover.  Transactions  using forward  contracts,  futures  contracts and options (other than options purchased by a Portfolio)  expose the  Portfolio to an  obligation to another  party.  A Portfolio  will not enter  into  any  such  transactions  unless  it owns  either  (1) an  offsetting  ("covered")  position  in securities,  currencies,  or other  options,  forward  contracts  or futures  contracts  or (2) cash  and/or short-term  debt  securities  with a value  sufficient at all times to cover its potential  obligations  not covered as provided in (1) above.  The Portfolio will comply with SEC guidelines  regarding  cover for these instruments  and, if the guidelines so require,  set aside cash or liquid  securities.  To the extent that a futures  contract,  forward  contract  or option is deemed to be  illiquid,  the assets  used to "cover" the
Portfolio's  obligation will also be treated as illiquid in determining the  Portfolio's  maximum  allowable investment in illiquid securities.

         Assets used as cover  cannot be sold while the  position  in the  corresponding  forward  contract, futures  contract or option is open,  unless they are replaced  with other  appropriate  assets.  If a large portion  of a  Portfolio's  assets is used for cover or  otherwise  set  aside,  it could  affect  portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Writing Call Options.  The Portfolio may write (sell) covered call options on  securities,  futures contracts,  forward  contracts,  indices and  currencies.  Writing call options can serve as a limited hedge because  declines  in the  value of the  hedged  investment  would be offset  to the  extent of the  premium received for writing the option.

                  Writing Put Options.  The  Portfolio may write (sell) put options on  securities,  futures contracts,  forward  contracts,  indices  and  currencies.  The  Portfolio  would  write a put  option at an exercise price that,  reduced by the premium received on the option,  reflects the lower price it is willing to pay for the  underlying  security,  contract or currency.  The risk in such a  transaction  would be that the market price of the  underlying  security,  contract or currency  would decline below the exercise price less the premium received.

                  Purchasing Put Options.   The  Portfolio may purchase put options on  securities,  futures
contracts,   forward  contracts,  indices  and  currencies.  The  Portfolio  may  enter  into  closing  sale transactions with respect to such options, exercise such option or permit such option to expire.

         The  Portfolio  may also  purchase put options on  underlying  securities,  contracts or currencies against  which it has written other put options.  For example,  where the Portfolio has written a put option on an  underlying  security,  rather  than  entering a closing  transaction  of the written  option,  it may purchase a put option with a different  strike price and/or  expiration  date that would  eliminate  some or all of the risk  associated  with the written  put.  Used in  combinations,  these  strategies  are commonly referred to as "put  spreads."  Likewise,  the Portfolio  may write call options on  underlying  securities, contracts or currencies  against which it has purchased  protective  put options.  This strategy is commonly referred to as a "collar."

                  Purchasing  Call Options.  The Portfolio may purchase  covered call options on securities, futures  contracts,  forward  contracts,  indices and currencies.  The Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

         The Portfolio may also  purchase  call options on  underlying  securities,  contracts or currencies against  which it has written  other call  options.  For  example,  where the  Portfolio  has written a call option on an underlying  security,  rather than entering a closing transaction of the written option, it may purchase a call option with a different  strike price and/or  expiration  date that would  eliminate some or all of the risk  associated  with the written call.  Used in  combinations,  these  strategies  are commonly referred to as "call spreads."

         Options  may be  either  listed on an  exchange  or traded  in  over-the-counter  ("OTC")  markets.
Listed options are third-party  contracts (i.e.,  performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing  corporation) and have  standardized  strike prices and expiration dates.  OTC options are  two-party  contracts  with  negotiated  strike  prices and  expiration  dates.  The
Portfolio  will not purchase an OTC option  unless it believes  that daily  valuations  for such options are readily  obtainable.  OTC options  differ from  exchange-traded  options in that OTC options are  transacted with  dealers  directly  and not  through  a  clearing  corporation  (which  would  guarantee  performance).
Consequently,  there  is a risk of  non-performance  by the  dealer.  Since no  exchange  is  involved,  OTC options  are  valued on the basis of an  average  of the last bid prices  obtained  from  dealers,  unless a quotation from only one dealer is available, in which case only that dealer's price will be used.

         Index  Options.  The  risks  of  investment  in  index  options  may be  greater  than  options  on securities.  Because  index  options are settled in cash,  when the  Portfolio  writes a call on an index it cannot provide in advance for its potential  settlement  obligations by acquiring and holding the underlying securities.  The  Portfolio  can offset some of the risk of writing a call index option  position by holding a diversified  portfolio of securities  similar to those on which the  underlying  index is based.  However, the  Portfolio  cannot,  as a practical  matter,  acquire and hold a portfolio  containing  exactly the same securities as underlie the index and, as a result,  bears a risk that the value of the securities  held will not be perfectly correlated with the value of the index.

         Limitations  on Options.  The  Portfolio  will not write options it,  immediately  after such sale, the aggregate  value of securities or obligations  underlying  the  outstanding  options  exceeds 20% of the
Portfolio's  total assets.  The Portfolio will not purchase  options if, at the time of the investment,  the aggregate premiums paid for the options will exceed 5% of the Portfolio's total assets.

         Interest Rate,  Currency and Stock Index Futures  Contracts.  The Portfolio may enter into interest rate,  currency or stock index  futures  contracts  (collectively,  "Futures"  or "Futures  Contracts")  and options on Futures as a hedge against  changes in prevailing  levels of interest  rates,  currency  exchange rates or stock price levels,  respectively,  in order to establish more  definitely the effective  return on securities or currencies  held or intended to be acquired by it. The  Portfolio's  hedging may include sales of Futures as an offset  against the effect of  expected  increases  in interest  rates,  and  decreases  in currency  exchange  rates and stock  prices,  and  purchase  of Futures as an offset  against  the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         A Futures  Contract  is a two party  agreement  to buy or sell a  specified  amount of a  specified security or currency (or deliver a cash  settlement  price,  in the case of an index future) for a specified price  at a  designated  date,  time and  place.  A stock  index  future  provides  for the  delivery,  at a designated  date,  time and  place,  of an amount  of cash  equal to a  specified  dollar  amount  times the difference  between the stock index value at the close of trading on the  contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

         The Portfolio will only enter into Futures  Contracts that are traded on futures  exchanges and are standardized  as to  maturity  date and  underlying  financial  instrument.  Futures  exchanges  and trading thereon in the United States are regulated under the Commodity Exchange Act and by the CFTC.

         The  Portfolio's  Futures  transactions  will be entered into for hedging  purposes only;  that is,
Futures  will be sold to  protect  against  a decline  in the price of  securities  or  currencies  that the
Portfolio  owns, or Futures will be purchased to protect the  Portfolio  against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

         If the  Portfolio  were unable to  liquidate a Future or an option on Futures  position  due to the absence  of a liquid  secondary  market  or the  imposition  of price  limits,  it could  incur  substantial losses.  The  Portfolio  would  continue  to be subject to market  risk with  respect  to the  position.  In addition,  except in the case of  purchased  options,  the  Portfolio  might be  required  to  maintain  the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

         Additional  information  on  Futures,  options on  Futures,  and their  risks is  included  in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Forward  Contracts.  A forward  contract is an obligation,  usually arranged with a commercial bank or other  currency  dealer,  to purchase or sell a currency  against  another  currency at a future date and price as agreed upon by the parties.  The  Portfolio  either may accept or make  delivery of the currency at the  maturity  of the  forward  contract.  The  Portfolio  may also,  if its contra  party  agrees  prior to maturity,  enter into a closing  transaction  involving  the  purchase  or sale of an  offsetting  contract.
Forward contracts are traded  over-the-counter,  and not on organized  commodities or securities  exchanges.
As a result,  it may be more  difficult  to value  such  contracts,  and it may be  difficult  to enter into closing transactions.

         The cost to the  Portfolio  of  engaging  in forward  contracts  varies  with  factors  such as the currencies  involved,  the length of the contract period and the market conditions then prevailing.  Because forward  contracts are usually entered into on a principal  basis, no fees or commissions are involved.  The use of forward  contracts does not eliminate  fluctuations  in the prices of the  underlying  securities the
Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance.

         Additional  information on forward  contracts and their risks is included in this Statement and the
Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Delayed-Delivery  Agreements.  The Portfolio may purchase or sell securities on a  delayed-delivery basis.  Delayed-delivery  agreements  involve  commitments by the Portfolio to dealers or issuers to acquire securities or  instruments  at a specified  future date beyond the customary  same-day  settlement  for such securities  or  instruments.  These  commitments  may fix the payment price and interest rate to be received on the  investment.  Delayed-delivery  agreements  will not be used as a speculative or leverage  technique.
Rather,  from time to time, the  Sub-advisor  can anticipate  that cash for investment  purposes will result from,  among other things,  scheduled  maturities  of existing  portfolio  instruments  or from net sales of shares  of the  Portfolio.  To  assure  that  the  Portfolio  will  be as  fully  invested  as  possible  in instruments  meeting its investment  objective,  the Portfolio may enter into  delayed-delivery  agreements, but only to the extent of anticipated  funds available for investment  during a period of not more than five business  days.  Until the settlement  date,  the Portfolio  will segregate  liquid assets of a dollar value sufficient  at all  times to make  payment  for the  delayed-delivery  securities.  No more  than 25% of the
Portfolio's total assets will be committed to  delayed-delivery  agreements and when-issued  securities,  as described  below.  The  delayed-delivery  securities  will be  recorded  as an asset of the  Portfolio.  The purchase  price of the  delayed-delivery  securities is a liability of the Portfolio  until  settlement.  If cash is not available to the Portfolio at the time of  settlement,  the Portfolio may be required to dispose of portfolio  securities  that it would otherwise hold to maturity in order to meet its obligation to accept delivery under a delayed-delivery  agreement.  Absent  extraordinary  circumstances,  the Portfolio will not sell or otherwise transfer delayed-delivery securities prior to settlement.

         Additional  information  about  delayed-delivery  agreements  and their  risks is  included in this
Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued  Securities.  The Portfolio may purchase securities on a "when-issued"  basis; that is, the date for delivery of and payment for the  securities  is not fixed at the date of  purchase,  but is set after the securities are issued (normally  within  forty-five days after the date of the  transaction).  The payment  obligation and, if applicable,  the interest rate that will be received on the securities are fixed at the time the buyer enters into the  commitment.  No additional  when-issued  commitments  will be made if as a result more than 25% of a Portfolio's  total assets would become  committed to purchases of when-issued securities and delayed delivery agreements.

         If the  Portfolio  purchases  a  when-issued  security,  it will direct the its  custodian  bank to collateralize  the when-issued  commitment by segregating  liquid assets in the same fashion as required for a  delayed-delivery  agreement.  Such segregated  liquid assets will likewise be  marked-to-market,  and the amount  segregated  will be  increased  if  necessary  to  maintain  adequate  coverage  of the  when-issued commitments.  To the extent  assets are  segregated,  they will not be available for new  investments  or to meet redemptions.

         Securities  purchased on a when-issued  basis and the securities  held by the Portfolio are subject to changes in market value based upon the public's  perception  of the  creditworthiness  of the issuer and, if  applicable,  changes  in the  level  of  interest  rates.  Therefore,  if  the  Portfolio  is to  remain substantially  fully  invested at the same time that it has purchased  securities  on a  when-issued  basis, there will be a  possibility  that the market value of the  Portfolio's  assets will  fluctuate to a greater degree.  Furthermore,  when the time  comes for the  Portfolio  to meet its  obligations  under  when-issued commitments,  the Portfolio will do so by using  then-available  cash flow, by sale of the segregated liquid assets,  by sale of other  securities or,  although it would not normally  expect to do so, by directing the sale of the  when-issued  securities  themselves  (which  may have a market  value  greater or less than the
Portfolio's payment obligation).

         Additional  information  about  when-issued  transactions  and  their  risks  is  included  in this
Statement and in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Investments  in Foreign  Securities.  The  Portfolio  may  invest up to 25% of its total  assets in foreign  securities.  To the  extent it  invests  in  securities  denominated  in  foreign  currencies,  the
Portfolio bears the risks of changes in the exchange rates between U.S.  currency and the foreign  currency, as well as the  availability  and  status  of  foreign  securities  markets.  The  Portfolio  may  invest in securities  of foreign  issuers  that are in the form of American  Depositary  Receipts  ("ADRs"),  European
Depositary Receipts ("EDRs"),  or other securities  representing  underlying  securities of foreign issuers, and such  investments  are  treated  as  foreign  securities  for  purposes  of  percentage  limitations  on investments in foreign securities.

         Investments  by the Portfolio in foreign  securities,  whether  denominated  in U.S.  currencies or foreign  currencies,  may entail risks that are greater than those  associated  with  domestic  investments.
The risks of investing in foreign  securities  are  discussed  in detail in this  Statement  and the Trust's
Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Exchange  Transactions.  The Portfolio has authority to deal in foreign  exchange  between currencies of the different  countries in which it will invest either for the settlement of  transactions or as a hedge against  possible  variations in the foreign  exchange rates between those  currencies.  This may be  accomplished  through  direct  purchases or sales of foreign  currency,  purchases of options on futures contracts  with respect to foreign  currency,  and  contractual  agreements  to purchase or sell a specified currency  at a  specified  future  date (up to one  year) at a price set at the time of the  contract.  Such contractual  commitments  may be forward  contracts  entered into  directly  with another  party or exchange traded futures contracts.

         The  Portfolio  may purchase and sell options on futures  contracts,  forward  contracts or futures contracts that are  denominated in a particular  foreign  currency to hedge the risk of  fluctuations in the value of another currency.  The Portfolio's  dealings in foreign exchange will be limited to hedging foreign currency  exposure  and may  involve  either  specific  transactions  or  portfolio  positions.  Transaction hedging is the  purchase or sale of foreign  currency  with respect to specific  receivables  or payables of the Portfolio  accruing in connection  with the purchase or sale of its portfolio  securities,  the sale and redemption of shares of the  Portfolio,  or the payment of dividends  and  distributions  by the  Portfolio.
Position  hedging is the purchase or sale of foreign currency with respect to portfolio  security  positions
(or  underlying  portfolio  security  positions,  such as in an ADR)  denominated  or  quoted  in a  foreign currency.  The Portfolio  will not speculate in foreign  exchange,  and will not commit a larger  percentage of its total assets to foreign  exchange  hedges than the  percentage of its total assets that it can invest in foreign securities.

         Additional  information  about the various  foreign  currency  transactions  that the Portfolio may enter into and their risks is included in this Statement and in the Trust's  Prospectus  under "Certain Risk
Factors and Investment Methods."

         Borrowings.  The  Portfolio  may  borrow  money to a limited  extent  from banks for  temporary  or emergency  purposes  subject  to the  limitations  under  the 1940  Act.  The  Portfolio  will not  purchase additional  securities  while any borrowings are  outstanding.  Additional  information  about  borrowing is included in the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other Investment  Companies.  The Portfolio may invest in other investment  companies to the extent permitted by the 1940 Act and rules and regulations thereunder and exemptive orders granted by the SEC.

         Investment Policy Which May Be Changed Without Shareholder  Approval.  The following  limitation is
applicable  to  the  AST  DeAM  Global  Allocation  Portfolio.   This  limitation  is  not  a  "fundamental"
restriction, and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest for the purpose of exercising control or management.

AST American Century Strategic Balanced Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  is to seek capital  growth and current income.

Investment Policies:

         In  general,  within the  restrictions  outlined  herein,  the  Sub-advisor  has broad  powers with respect to investing funds or holding them  uninvested.  Investments are varied  according to what is judged advantageous  under  changing  economic  conditions.  It will be the  policy  of the  Sub-advisor  to retain maximum  flexibility  in management  without  restrictive  provisions as to the proportion of one or another class of securities that may be held subject to the investment  restrictions  described below.  However, the
Sub-advisor  may invest the assets of the Portfolio in varying  amounts in other  instruments  and in senior securities,  such as bonds,  debentures,  preferred  stocks and  convertible  issues,  when such a course is deemed  appropriate in order to attempt to attain its financial  objectives.  Senior securities that, in the opinion of the Sub-advisor, are high-grade issues may also be purchased for defensive purposes.

         The above statement of investment  policy gives the  Sub-advisor  authority to invest in securities other than  common  stocks and  traditional  debt and  convertible  issues.  The  Sub-advisor  may invest in master limited  partnerships  (other than real estate  partnerships)  and royalty trusts which are traded on domestic  stock  exchanges  when  such  investments  are  deemed  appropriate  for  the  attainment  of  the
Portfolio's investment objectives.

         The  Sub-advisor  will invest  approximately  60% of the  Portfolio  in equity  securities  and the balance in fixed  income  securities.  The fixed  income  assets will be invested  primarily  in  investment grade  securities.  The  Portfolio  may  invest  up to  15%  of  its  fixed  income  assets  in  high  yield securities.  There are no credit or maturity  restrictions on the fixed income  securities in which the high yield  portion of the  Portfolio  may be invested.  The  Portfolio  may invest in  securities  of the United
States  government  and its agencies and  instrumentalities,  corporate,  sovereign  government,  municipal, mortgage-backed,  and other  asset-backed  securities.  For purposes of  determining  the  weighted  average maturity of the fixed income portion of the Portfolio,  the  Sub-advisor  will use weighted  average life as the measure of maturity for all  mortgage-backed  and asset-backed  securities.  It can be expected that the
Sub-advisor will invest from time to time in bonds and preferred stock convertible into common stock.

         Forward  Currency  Exchange  Contracts.  The  Portfolio  conducts  its  foreign  currency  exchange transactions  either on a spot  (i.e.,  cash)  basis at the spot rate  prevailing  in the  foreign  currency exchange market,  or through entering into forward foreign currency  exchange  contracts to purchase or sell foreign currencies.

         The Portfolio  expects to use forward contracts under two  circumstances:  (1) when the Sub-advisor wishes to "lock in" the U.S.  dollar  price of a security  when the  Portfolio  is  purchasing  or selling a security  denominated in a foreign  currency,  the Portfolio would be able to enter into a forward  contract to do so  ("transaction  hedging");  (2) when the  Sub-advisor  believes  that the  currency of a particular foreign  country may suffer a substantial  decline against the U.S.  dollar,  the Portfolio would be able to enter into a forward  contract to sell foreign  currency for a fixed U.S.  dollar amount  approximating  the value of some or all of the Portfolio's  securities  either  denominated in, or whose value is tied to, such foreign  currency  ("portfolio  hedging").  It is  anticipated  that the Portfolio will enter into portfolio hedges much less frequently than transaction hedges.

         As to  transaction  hedging,  when the Portfolio  enters into a trade for the purchase or sale of a security  denominated  in a foreign  currency,  it may be desirable to establish  (lock in) the U.S.  dollar cost or  proceeds.  By  entering  into  forward  contracts  in U.S.  dollars  for the  purchase or sale of a foreign  currency  involved in an underlying  security  transaction,  the Portfolio  will be able to protect itself against a possible loss between trade and settlement  dates  resulting from the adverse change in the relationship between the U.S. dollar at the subject foreign currency.

         Under portfolio  hedging,  when the Sub-advisor  believes that the currency of a particular country may suffer a substantial  decline  relative to the U.S.  dollar,  the  Portfolio  could enter into a foreign contract  to sell for a fixed  dollar  amount the amount in foreign  currencies  approximating  the value of some or all of its  portfolio  securities  either  denominated  in, or whose value is tied to, such  foreign currency.  The Portfolio  will place cash or  high-grade  liquid  securities in a separate  account with its custodian  in an  amount  sufficient  to cover  its  obligation  under  the  contract.  If the  value of the securities  placed in the separate  account  declines,  additional  cash or securities will be placed in the account on a daily basis so that the value of the account equals the amount of the  Portfolio's  commitments with  respect to such  contracts.  At any given  time,  no more than 10% of the  Portfolio's  assets will be committed to a segregated account in connection with portfolio hedging transactions.

         The precise  matching of forward  contracts in the amounts and values of securities  involved would not generally be possible  since the future values of such foreign  currencies  will change as a consequence of market  movements  in the values of those  securities  between the date the  forward  contract is entered into and the date it matures.  Predicting  short-term currency market movements is extremely difficult,  and the successful  execution of short-term  hedging  strategy is highly  uncertain.  The  Sub-advisor  does not intend to enter  into such  contracts  on a regular  basis.  Normally,  consideration  of the  prospect  for currency  parities  will be  incorporated  into the  long-term  investment  decisions  made with  respect to overall  diversification  strategies.  However,  the  Sub-advisor  believes  that  it is  important  to have flexibility  to enter into such forward  contracts  when it determines  that the Portfolio 's best interests may be served.

         Generally,  the  Portfolio  will not enter into a forward  contract with a term of greater than one year. At the maturity of the forward  contract,  the  Portfolio  may either sell the portfolio  security and make  delivery of the foreign  currency,  or it may retain the  security and  terminate  the  obligation  to deliver the foreign  currency by purchasing an "offsetting"  forward  contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

         It is  impossible  to  forecast  with  absolute  precision  the  market  value  of the  Portfolio's securities at the  expiration of the forward  contract.  Accordingly,  it may be necessary for the Portfolio to purchase  additional  foreign  currency on the spot market (and bear the expense of such purchase) if the market  value of the  security is less than the amount of foreign  currency  the  Portfolio  is obligated to deliver and if a decision  is made to sell the  security  and make  delivery  of the  foreign  currency  the
Portfolio is obligated to deliver.  For an additional  discussion  of forward  currency  exchange  contracts and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Derivative  Securities.  To  the  extent  permitted  by  its  investment  objectives  and  policies discussed  elsewhere  herein,  the  Portfolio  may invest in  securities  that are  commonly  referred to as
"derivative"    securities.    Certain   derivative    securities   are   more   accurately   described   as
"index/structured"  securities.  Index/structured  securities  are  derivative  securities  whose  value  or performance  is linked to other  equity  securities  (such as  depositary  receipts),  currencies,  interest rates, indices or other financial indicators ("reference indices").

         Some  "derivatives,"  such  as  mortgage-backed  and  other  asset-backed  securities,  are in many respects  like  any  other  investment,  although  they  may be more  volatile  or  less  liquid  than  more traditional debt securities.

         The  Portfolio  may  not  invest  in a  derivative  security  unless  the  reference  index  or the instrument to which it relates is an eligible  investment for the Portfolio.  For example,  a security whose underlying value is linked to the price of oil would not be a permissible  investment  because the Portfolio may not invest in oil and gas leases or futures.

         The return on a  derivative  security  may  increase or  decrease,  depending  upon  changes in the reference index or instrument to which it relates.

         There is a range of risks associated with derivative investments, including:

o        the risk that the underlying  security,  interest rate,  market index or other financial asset will not move in the direction the portfolio manager anticipates;

o        the  possibility  that  there may be no liquid  secondary  market,  or the  possibility  that price fluctuation  limits  may be  imposed  by the  exchange,  either of which may make it  difficult  or impossible to close out a position when desired; and

o        the risk that the counterparty will fail to perform its obligations.

The  Sub-advisor  will  report to the  Investment  Manager on  activity in  derivative  securities,  and the
Investment  Manager will report to the Trust's Board of Trustees as necessary.  For  additional  information on  derivatives  and their risks,  see the Trust's  Prospectus  under  "Certain Risk Factors and  Investment
Methods."

         Futures  and  Options.  The  Portfolio  may enter  into  futures  contracts,  options or options on futures  contracts.  The  Portfolio  may not,  however,  enter into a futures  transaction  for  speculative purposes.  Generally, futures transactions will be used to:

o        protect  against a decline in market value of the  Portfolio's  securities  (taking a short futures position), or

o        protect  against the risk of an  increase in market  value for  securities  in which the  Portfolio generally  invests  at a time when the  Portfolio  is not  fully-invested  (taking  a long  futures position), or

o        provide a temporary  substitute  for the purchase of an  individual  security that may be purchased in an orderly fashion.

Some futures and options  strategies,  such as selling  futures,  buying puts and writing  calls,  hedge the
Portfolio's  investments  against price  fluctuations.  Other  strategies,  such as buying futures,  writing puts and buying calls, tend to increase market exposure.

         Although other techniques may be used to control the Portfolio's  exposure to market  fluctuations, the use of futures  contracts may be a more effective  means of hedging this  exposure.  While the Portfolio will pay brokerage  commissions in connection  with opening and closing out futures  positions,  these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

         The Portfolio may engage in futures and options  transactions  based on securities indices that are consistent  with the  Portfolio's  investment  objectives.  Examples of indices that may be used include the
Bond Buyer Index of  Municipal  Bonds for fixed income  funds,  or the S&P 500 Index for equity  funds.  The
Portfolio also may engage in futures and options  transactions  based on specific  securities,  such as U.S.
Treasury bonds or notes.  Futures  contracts are traded on national  futures  exchanges.  Futures  exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. government agency.

         Unlike  when  the  Portfolio  purchases  or  sells a bond,  no  price  is paid or  received  by the
Portfolio  upon the purchase or sale of the future.  Initially,  the  Portfolio  will be required to deposit an amount of cash or  securities  equal to a varying  specified  percentage  of the  contract  amount.  This amount is known as initial  margin.  The margin  deposit is intended to assure  completion  of the  contract
(delivery  or  acceptance  of the  underlying  security)  if it is not  terminated  prior  to the  specified delivery date.  Minimum  initial margin  requirements  are  established by the futures  exchanges and may be revised.  In addition,  brokers may establish margin deposit  requirements that are higher than the exchange minimums.  Cash held in the margin account is not income producing.  Subsequent  payments,  called variation margin,  to and  from  the  broker,  will be made on a daily  basis  as the  price  of the  underlying  debt securities  or index  fluctuates,  making the future more or less  valuable,  a process known as marking the contract to market.

         Futures and options prices can be volatile,  and trading in these markets  involves  certain risks, which are  described  in more  detail in this  Statement  and the Trust's  Prospectus  under  "Certain  Risk
Factors  and  Investment  Methods."  The  Sub-advisor  will seek to minimize  these  risks by  limiting  the contracts  entered into on behalf of the  Portfolio to those traded on national  futures  exchanges  and for which there appears to be a liquid secondary market.

         Options on Futures.  By  purchasing  an option on a futures  contract,  the  Portfolio  obtains the right,  but not the obligation,  to sell the futures  contract (a put option) or to buy the contract (a call option) at a fixed strike  price.  The  Portfolio  can terminate its position in a put option by allowing it to expire or by  exercising  the option.  If the option is exercised,  the  Portfolio  completes the sale of the  underlying  instrument  at the  strike  price.  Purchasing  an option on a  futures  contract  does not require the Portfolio to make margin payments unless the option is exercised.

         Although  they do not  currently  intend to do so, the  Portfolio  may write (or sell) call options that  obligate it to sell (or deliver)  the  option's  underlying  instrument  upon  exercise of the option.
While the receipt of option  premiums  would  mitigate the effects of price  declines,  the Portfolio  would give up some ability to  participate  in a price  increase on the  underlying  instrument.  If the Portfolio were to engage in options  transactions,  it would own the futures  contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

         Investments  in  Companies  with  Limited  Operating  History.  The  Portfolio  may  invest  in the securities  of issuers  with  limiting  operating  history.  The  Sub-advisor  considers an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation.

         Investments  in  securities  of issuers with limited  operating  history may involve  greater risks than  investments  in  securities of more mature  issuers.  By their nature,  such issuers  present  limited operating  history and  financial  information  upon which the manager may base its  investment  decision on behalf of the  Portfolio.  In  addition,  financial  and other  information  regarding  such  issuers,  when available, may be incomplete or inaccurate.

         The  Portfolio  will not invest more than 5% of its total assets in the  securities of issuers with less than a three-year  operating  history.  The  Sub-advisor  will consider  periods of capital  formation, incubation,  consolidation,  and research and development in determining  whether a particular  issuer has a record of three years of continuous operation.

         Convertible  Securities.  A  convertible  security  is a fixed  income  security  that  offers  the potential  for capital  appreciation  through a  conversion  feature  that enables the holder to convert the fixed  income  security  into a stated  number  of  shares  of common  stock.  As fixed  income  securities, convertible  securities  provide a stable  stream of  income,  with  generally  higher  yields  than  common stocks.  Because  convertible  securities  offer the potential to benefit from increases in the market price of the underlying common stock, however,  they generally offer lower yields than non-convertible  securities of similar  quality.  Of course,  like all fixed  income  securities,  there can be no  assurance of current income  because the issuers of the  convertible  securities may default on their  obligations.  In addition, there can be no  assurance of capital  appreciation  because the value of the  underlying  common stock will fluctuate.

         Unlike a  convertible  security  that is a single  security,  a synthetic  convertible  security is comprised of two distinct  securities that together  resemble  convertible  securities in certain  respects.
Synthetic  convertible  securities are created by combining  non-convertible  bonds or preferred stocks with warrants or stock call  options.  The options that will form  elements of synthetic  convertible  securities will be listed on a securities  exchange or on the National  Association  of  Securities  Dealers  Automated
Quotation  Systems.  The two  components  of a  synthetic  convertible  security,  which will be issued with respect to the same  entity,  generally  are not  offered as a unit,  and may be  purchased  and sold by the
Portfolio at different  times.  Synthetic  convertible  securities  differ from  convertible  securities  in certain respects,  including that each component of a synthetic  convertible  security has a separate market value and  responds  differently  to market  fluctuations.  Investing in  synthetic  convertible  securities involves  the risk  normally  involved  in holding  the  securities  comprising  the  synthetic  convertible security.

         Additional  information  about convertible  securities is included in the Trust's  Prospectus under
"Certain Risk Factors and Investment Methods."

         Short  Sales.  The  Portfolio  may  engage in short  sales if, at the time of the short  sale,  the
Portfolio  owns or has the  right  to  acquire  an equal  amount  of the  security  being  sold  short at no additional cost.

         In a short sale, the seller does not  immediately  deliver the securities  sold and is said to have a short  position  in those  securities  until  delivery  occurs.  To make  delivery to the  purchaser,  the executing  broker  borrows  the  securities  being  sold  short on  behalf  of the  seller.  While the short position is maintained,  the seller  collateralizes  its obligation to deliver the securities  sold short in an amount  equal to the  proceeds of the short sale plus an  additional  margin  amount  established  by the
Board of  Governors  of the  Federal  Reserve.  If the  Portfolio  engages in a short sale,  the  collateral account will be maintained by the  Portfolio's  custodian.  While the short sale is open, the Portfolio will maintain in a segregated  custodial  account an amount of securities  convertible into, or exchangeable for, such equivalent  securities at no additional  cost.  These  securities would constitute the Portfolio's long position.

         If the  Portfolio  sells  short  securities  that it  owns,  any  future  gains  or  losses  in the
Portfolio's  long position  should be reduced by a gain or loss in the short  position.  The extent to which such gains or losses are reduced  would  depend upon the amount of the security  sold short  relative to the amount the  Portfolio  owns.  There will be  certain  additional  transaction  costs  associated  with short sales,  but the Portfolio  will  endeavor to offset these costs with income from the  investment of the cash proceeds of short sales.

         Portfolio  Turnover.  The  Sub-advisor  will  purchase and sell  securities  without  regard to the length of time the security has been held and,  accordingly,  it can be expected  that the rate of portfolio turnover may be substantial.

         The  Sub-advisor  intends to purchase a given security  whenever the  Sub-advisor  believes it will contribute  to the stated  objective of the  Portfolio,  even if the same  security has only  recently  been sold.  The  Portfolio  will sell a given  security,  no matter for how long or for how short a period it has been held,  and no matter  whether the sale is at a gain or at a loss, if the  Sub-advisor  believes that it is not fulfilling its purpose,  either because,  among other things, it did not live up to the Sub-advisor's expectations,  or because it may be replaced with another security  holding greater  promise,  or because it has reached its optimum  potential,  or because of a change in the circumstances of a particular  company or industry or in general economic conditions, or because of some combination of such reasons.

         When a general decline in security  prices is anticipated,  the equity portion of the Portfolio may decrease or eliminate  entirely its equity  position  and  increase  its cash  position,  and when a rise in price levels is anticipated,  it may increase its equity  position and decrease its cash position.  However, it should be expected that the Portfolio will, under most  circumstances,  be essentially  fully invested in equity securities.

         Since  investment  decisions are based on the anticipated  contribution of the security in question to the Portfolio's  objectives,  the rate of portfolio turnover is irrelevant when the Sub-advisor  believes a change is in order to achieve  those  objectives,  and the  Portfolio's  annual  portfolio  turnover  rate cannot  be  anticipated  and may be  comparatively  high.  Since  the  Sub-advisor  does not take  portfolio turnover  rate into  account  in making  investment  decisions,  (1) the  Sub-advisor  has no  intention  of accomplishing  any  particular  rate of  portfolio  turnover,  whether  high or low,  and (2) the  portfolio turnover  rates in the past  should  not be  considered  as a  representation  of the  rates  which  will be attained in the future.

         Collateralized  Mortgage  Obligations.  The Portfolio may buy collateralized  mortgage  obligations
("CMOs").  The  Portfolio may buy CMOs that are: (i)  collateralized  by pools of mortgages in which payment of  principal  and  interest of each  mortgage is  guaranteed  by an agency or  instrumentality  of the U.S.
government;  (ii)  collateralized  by pools of  mortgages  in which  payment of  principal  and interest are guaranteed by the issuer,  and the  guarantee is  collateralized  by U.S.  government  securities;  or (iii)
securities  in which the  proceeds  of the  issue are  invested  in  mortgage  securities  and  payments  of principal  and  interest  are  supported  by  the  credit  of an  agency  or  instrumentality  of  the  U.S.
government.  For a discussion  of CMOs and the risks  involved  therein,  see the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the AST  American  Century  Strategic  Balanced  Portfolio.  These  limitations  are not
"fundamental"  restrictions and may be changed by the Trustees without shareholder  approval.  The Portfolio will not:

         1.       Invest more than 15% of its assets in illiquid investments;

2.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

         3.       Buy  securities  on margin or sell short  (unless it owns,  or by virtue of its  ownership of, other  securities  has the right to obtain  securities  equivalent in kind and amount to the  securities sold);  however,  the  Portfolio  may make  margin  deposits  in  connection  with the use of any  financial instrument or any transaction in securities permitted under its investment policies; or

         4.       Invest for control or for management.

AST T. Rowe Price Asset Allocation Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek a high level of total return by investing primarily in a diversified portfolio of equity and fixed-income securities.

Investment  Policies:  The  Portfolio's  share price will  fluctuate  with changing  market  conditions  and interest rate levels and your  investment may be worth more or less when redeemed than when  purchased.  The
Portfolio should not be relied upon for short-term  financial  needs, nor used to play short-term  swings in
the  stock  or  bond  markets.   The  Portfolio  cannot  guarantee  that  it  will  achieve  its  investment objectives.  Fixed income  securities  in which the Portfolio  may invest  include,  but are not limited to, those described below.

         U.S.  Government  Obligations.  Bills,  notes,  bonds and other debt securities  issued by the U.S.
Treasury.  These are direct  obligations  of the U.S.  Government  and differ  mainly in the length of their maturities.

         U.S. Government Agency Securities.  Issued or guaranteed by U.S. Government  sponsored  enterprises and federal  agencies.  These  include  securities  issued by the  Federal  National  Mortgage  Association,
Government  National  Mortgage  Association,  Federal  Home Loan Bank,  Federal  Land  Banks,  Farmers  Home
Administration,  Banks for Cooperatives,  Federal  Intermediate  Credit Banks,  Federal Financing Bank, Farm
Credit  Banks,  the  Small  Business  Association,  and  the  Tennessee  Valley  Authority.  Some  of  these securities  are  supported  by the full  faith  and  credit  of the U.S.  Treasury,  and the  remainder  are supported  only by the credit of the  instrumentality,  which may or may not include the right of the issuer to borrow from the Treasury.

         Bank  Obligations.  Certificates  of  deposit,  bankers'  acceptances,  and other  short-term  debt
obligations.   Certificates  of  deposit  are  short-term   obligations  of  commercial  banks.  A  bankers'
acceptance  is a  time  draft  drawn  on a  commercial  bank  by a  borrower,  usually  in  connection  with international  commercial  transactions.  Certificates  of deposit  may have fixed or  variable  rates.  The
Portfolio may invest in U.S.  banks,  foreign  branches of U.S.  banks,  U.S.  branches of foreign banks and foreign branches of foreign banks.

         Savings  and Loan  Obligations.  Negotiable  certificates  of  deposit  and other  short-term  debt obligations of savings and loan associations.

         Supranational  Entities.  The Portfolio may also invest in the securities of certain  supranational entities, such as the International Development Bank.

         Mortgage-Backed  Securities.  Mortgage-backed  securities are securities representing interest in a pool of mortgages.  After purchase by the  Portfolio,  a security may cease to be rated or its rating may be reduced  below the minimum  required for  purchase by the  Portfolio.  Neither  event will require a sale of such security by the Portfolio.  However,  the Sub-advisor will consider such event in its  determination of whether the  Portfolio  should  continue  to hold the  security.  To the extent  that the  ratings  given by
Moody's  or S&P may  change as a result of  changes  in such  organizations  or their  rating  systems,  the
Portfolio  will attempt to use  comparable  ratings as standards  for  investments  in  accordance  with the investment  policies continued in the Trust's  Prospectus.  For a discussion of  mortgage-backed  securities and certain risks  involved  therein,  see this  Statement and the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Collateralized  Mortgage  Obligations  (CMOs).  CMOs  are  obligations  fully  collateralized  by a portfolio of mortgages or mortgage-related  securities.  Payments of principal and interest on the mortgages are passed  through to the holders of the CMOs on the same schedule as they are received,  although  certain classes of CMOs have  priority  over others with  respect to the receipt of  prepayments  on the  mortgages.
Therefore,  depending on the type of CMOs in which a Portfolio  invests,  the investment may be subject to a greater or lesser risk of  prepayment  than other types of  mortgage-related  securities.  For an additional discussion  of CMOs and certain risks  involved  therein,  see the Trust's  Prospectus  under  "Certain Risk
Factors and Investment Methods."

         Asset-Backed  Securities.  The  Portfolio  may invest a portion  of its assets in debt  obligations known as asset-backed  securities.  The credit quality of most asset-backed  securities depends primarily on the credit quality of the assets  underlying  such  securities,  how well the entity issuing the security is insulated  from the  credit  risk of the  originator  or any other  affiliated  entities  and the amount and quality of any credit support  provided to the  securities.  The rate of principal  payment on  asset-backed securities  generally  depends on the rate of principal  payments received on the underlying assets which in turn  may be  affected  by a  variety  of  economic  and  other  factors.  As a  result,  the  yield  on any asset-backed  security is difficult to predict  with  precision  and actual yield to maturity may be more or less than the anticipated yield to maturity.

                  Automobile  Receivable  Securities.  The Portfolio may invest in  asset-backed  securities which are backed by  receivables  from motor  vehicle  installment  sales  contracts  or  installment  loans secured by motor vehicles ("Automobile Receivable Securities").

                  Credit Card Receivable  Securities.  The Portfolio may invest in  asset-backed  securities backed by receivables from revolving credit card agreements ("Credit Card Receivable Securities").

                  Other Assets.  The Sub-advisor  anticipates that asset-backed  securities backed by assets other  than  those  described  above  will be  issued  in the  future.  The  Portfolio  may  invest  in such securities  in the future if such  investment  is otherwise  consistent  with its  investment  objective and policies.  For a  discussion  of these  securities,  see this  Statement  and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         In addition to the  investments  described in the Trust's  Prospectus,  the Portfolio may invest in the following:

         Writing  Covered Call Options.  The Portfolio may write (sell)  "covered" call options and purchase options to close out options  previously  written by the  Portfolio.  In writing  covered call options,  the
Portfolio  expects to generate  additional  premium  income which  should  serve to enhance the  Portfolio's total  return and  reduce  the effect of any price  decline of the  security  or  currency  involved  in the option.  Covered  call  options  will  generally  be written  on  securities  or  currencies  which,  in the
Sub-advisor's  opinion,  are not expected to have any major price  increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

         The Portfolio  generally  will write only covered call options.  This means that the Portfolio will either own the  security or  currency  subject to the option or an option to  purchase  the same  underlying security or currency,  having an exercise  price equal to or less than the exercise  price of the  "covered"
option.  From time to time,  the  Portfolio  will  write a call  option  that is not  covered  but where the
Portfolio will establish and maintain with its custodian for the term of the option,  an account  consisting of cash or  other  liquid  assets  having a value  equal to the  fluctuating  market  value of the  optioned securities or  currencies.  While such an option would be "covered"  with  sufficient  collateral to satisfy
SEC  prohibitions  on issuing  senior  securities,  this type of strategy  would expose the Portfolio to the risks of writing uncovered options.

         Portfolio  securities or  currencies on which call options may be written will be purchased  solely on the basis of  investment  considerations  consistent  with the  Portfolio's  investment  objectives.  The writing of covered  call  options is a  conservative  investment  technique  believed to involve  relatively little risk (in contrast to the writing of naked or uncovered  options,  which the  Portfolio  will not do), but capable of enhancing the Portfolio's  total return.  When writing a covered call option,  the Portfolio, in return for the  premium,  gives up the  opportunity  for profit from a price  increase in the  underlying security or currency above the exercise  price,  but  conversely,  retains the risk of loss should the price of the  security  or  currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option,  the  Portfolio  has no control over when it may be required to sell the  underlying  securities  or currencies,  since it may be  assigned  an  exercise  notice  at any time  prior  to the  expiration  of its obligations  as a writer.  If a call option which the Portfolio  has written  expires,  the  Portfolio  will realize a gain in the  amount of the  premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.  If the call option is exercised, the  Portfolio  will  realize a gain or loss  from the sale of the  underlying  security  or  currency.  The
Portfolio  does not consider a security or currency  covered by a call "pledged" as that term is used in the
Portfolio's  policy  which  limits the  pledging  or  mortgaging  of its  assets.  If the  Portfolio  writes uncovered  options as described  above, it will bear the risks of having to purchase the security subject to the option at a price  higher  than the  exercise  price of the  option.  As the price of a  security  could appreciate substantially, the Portfolio's loss could be significant.

         Call  options  written by the  Portfolio  will  normally  have  expiration  dates of less than nine months  from the date  written.  The  exercise  price of the  options  may be below,  equal to, or above the current  market  values of the  underlying  securities  or  currencies  at the time the options are written.
From time to time,  the  Portfolio  may  purchase  an  underlying  security  or  currency  for  delivery  in accordance  with an exercise  notice of a call option  assigned to it, rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The premium  received is the market  value of an option.  The premium the  Portfolio  will receive from writing a call option will reflect,  among other  things,  the current  market price of the  underlying security or currency,  the  relationship  of the exercise price to such market price,  the historical  price volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made,  Sub-advisor,  in determining  whether a particular call option should be written on a  particular  security or  currency,  will  consider the  reasonableness  of the  anticipated premium  and the  likelihood  that a liquid  secondary  market  will exist for those  options.  The  premium received by the  Portfolio  for  writing  covered  call  options  will be  recorded  as a  liability  of the
Portfolio.  This liability will be adjusted  daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is computed  (close of the New York Stock  Exchange),  or, in the absence of such sale, the latest asked price.  The option will be terminated upon expiration of the option,  the purchase of an identical option in a closing  transaction, or delivery of the underlying security or currency upon the exercise of the option.

         The  Portfolio  will realize a profit or loss from a closing  purchase  transaction  if the cost of the  transaction  is less or more  than  the  premium  received  from the  writing  of the  option.  Because increases in the market price of a call option will generally  reflect  increases in the market price of the underlying  security or currency,  any loss  resulting  from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Portfolio.

         The Portfolio will not write a covered call option if, as a result,  the aggregate  market value of all portfolio  securities or currencies  covering call or put options exceeds 25% of the market value of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets  covering  written calls and puts, the value of purchased  calls and puts on identical  securities or currencies with identical maturity dates.

         Writing  Covered Put  Options.  The  Portfolio  may write  American or European  style  covered put options and purchase options to close out options previously written by the Portfolio.

         The  Portfolio  would write put options  only on a covered  basis,  which means that the  Portfolio would maintain in a segregated  account cash,  U.S.  government  securities or other liquid  high-grade debt obligations  in an amount not less than the exercise  price or the Portfolio  will own an option to sell the underlying  security or currency  subject to the option  having an exercise  price equal to or greater  than the exercise  price of the  "covered"  option at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure  payment of the  exercise  price.) The  Portfolio  would  generally  write  covered put options in  circumstances  where
Sub-advisor  wishes to purchase  the  underlying  security or currency  for the  Portfolio's  portfolio at a price lower than the current  market price of the security or currency.  In such event the  Portfolio  would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also receive  interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this  technique  could be used to enhance current  return  during  periods of market  uncertainty.  The risk in such a  transaction  would be that the market  price of the  underlying  security or  currency  would  decline  below the  exercise  price less the premiums  received.  Such  a  decline  could  be  substantial  and  result  in a  significant  loss  to  the
Portfolio.  In addition,  the  Portfolio,  because it does not own the  specific  securities  or  currencies which it may be required to purchase in the  exercise  of the put,  can not benefit  from  appreciation,  if any, with respect to such specific securities or currencies.

         The Portfolio  will not write a covered put option if, as a result,  the aggregate  market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies.  For a discussion of options,  see this  Statement  and the Trust's  Prospectus  under  "Certain
Risk Factors and Investment Methods."

         Purchasing  Put Options.  The Portfolio may purchase  American or European  style put options.  The
Portfolio may enter into closing sale  transactions  with respect to such  options,  exercise them or permit them to expire.  The Portfolio may purchase put options for defensive  purposes in order to protect  against an  anticipated  decline  in the  value of its  securities  or  currencies.  An  example  of such use of put options is provided in this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The Portfolio  may also  purchase  call options on underlying  securities or currencies it owns in order to  protect  unrealized  gains on call  options  previously  written  by it.  A call  option  would be purchased  for this purpose where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Purchasing  Call  Options.  The  Portfolio  may purchase  American or European  call  options.  The
Portfolio may enter into closing sale  transactions  with respect to such  options,  exercise them or permit them to expire.  The Portfolio may purchase  call options for the purpose of increasing  its current  return or avoiding tax  consequences  which could reduce its current  return.  The Portfolio may also purchase call options  in order to  acquire  the  underlying  securities  or  currencies.  Examples  of such  uses of call options are provided this Statement under "Certain Risk Factors and Investment Methods."

         The Portfolio will not commit more than 5% of its assets to premiums when  purchasing  call and put options.  The Portfolio  may also  purchase  call options on underlying  securities or currencies it owns in order to  protect  unrealized  gains on call  options  previously  written  by it.  A call  option  would be purchased  for this purpose where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

         Dealer  Options.  The  Portfolio  may engage in  transactions  involving  dealer  options.  Certain risks  are  specific  to dealer  options.  While the  Portfolio  would  look to a  clearing  corporation  to exercise  exchange-traded  options,  if the Portfolio were to purchase a dealer option, it would rely on the dealer  from whom it  purchased  the option to perform if the option  were  exercised.  While the  Portfolio will seek to enter into dealer  options  only with  dealers  who will agree to and which are  expected to be capable of entering  into  closing  transactions  with the  Portfolio,  there can be no  assurance  that the
Portfolio  will be able to liquidate a dealer option at a favorable  price at any time prior to  expiration.
Failure by the dealer to do so would  result in the loss of the  premium  paid by the  Portfolio  as well as loss of the expected  benefit of the  transaction.  For a discussion of dealer  options,  see this Statement under "Certain Risk Factors and Investment Methods."

         Futures Contracts.

                  Transactions  in  Futures.  The  Portfolio  may enter into  financial  futures  contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts").

         Stock  index  futures  contracts  may be used to  attempt  to  provide a hedge for a portion of the
Portfolio's  portfolio,  as a cash management  tool, or as an efficient way for the Sub-advisor to implement either an increase  or decrease in  portfolio  market  exposure in response to changing  market  conditions.
Stock index futures  contracts are currently  traded with respect to the S&P 500 Index and other broad stock market  indices,  such as the New York Stock  Exchange  Composite  Stock Index and the Value Line  Composite
Stock Index.  The  Portfolio  may,  however,  purchase or sell futures  contracts  with respect to any stock index.  Nevertheless,  to hedge the  Portfolio's  portfolio  successfully,  the Portfolio  must sell futures contacts with respect to indices or subindexes  whose  movements  will have a significant  correlation  with movements in the prices of the Portfolio's securities.

         Interest rate or currency  futures  contracts  may be used to attempt to hedge  against  changes in prevailing  levels of interest rates or currency  exchange  rates in order to establish more  definitely the effective  return on  securities  or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the  Portfolio  could sell  interest  rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and  purchase  such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

         The Portfolio  will enter into futures  contracts  which are traded on national or foreign  futures exchanges and are standardized as to maturity date and underlying  financial  instrument.  Futures exchanges and trading in the United  States are  regulated  under the  Commodity  Exchange  Act by the CFTC.  Although techniques  other than the sale and  purchase of futures  contracts  could be used for the  above-referenced purposes,  futures  contracts  offer an  effective  and  relatively  low  cost  means  of  implementing  the
Portfolio's  objectives  in these  areas.  For a  discussion  of  futures  transactions  and  certain  risks involved therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

                  Regulatory  Limitations.  The Portfolio will engage in transactions  in futures  contracts and options thereon only for bona fide hedging,  yield  enhancement and risk  management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

         The  Portfolio  may not enter  into  futures  contracts  or options  thereon  if,  with  respect to positions which do not qualify as bona fide hedging under  applicable CFTC rules,  the sum of the amounts of initial margin deposits on the Portfolio's  existing  futures and premiums paid for options on futures would exceed 5% of the net  asset  value of the  Portfolio  after  taking  into  account  unrealized  profits  and unrealized  losses on any such  contracts it has entered  into;  provided,  however,  that in the case of an option  that  is  in-the-money  at the  time  of  purchase,  the  in-the-money  amount  may be  excluded  in calculating the 5% limitation.

         In instances  involving  the purchase of futures  contracts or call options  thereon or the writing of put options  thereon by the Portfolio,  an amount of cash,  U.S.  government  securities or other liquid, high-grade debt  obligations,  equal to the market value of the futures  contracts and options thereon (less any related  margin  deposits),  will be identified by the Portfolio to cover the position,  or  alternative cover (such as owning an offsetting position) will be employed.

                  Risks  of  Transactions  in  Futures  Contracts.   See  this  Statement  and  the  Trust's
Prospectus  under  "Certain  Risks and  Investment  Methods" for an additional  description of certain risks involved in futures contracts.

         Options on Futures  Contracts.  As an alternative to writing or purchasing  call and put options on stock index  futures,  the Portfolio may write or purchase call and put options on financial  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single  order to purchase or sell  futures  contracts  (or options  thereon)  may be made on behalf of the
Portfolio and other mutual funds or portfolios of mutual funds managed by the  Sub-advisor  or T. Rowe Price
International,  Inc.  Such  aggregated  orders would be allocated  among the Portfolio and such other mutual funds or  portfolios of mutual funds in a fair and  non-discriminatory  manner.  See this  Statement and the
Trust's  Prospectus  under "Certain Risk Factors and Investment  Methods" for a description of certain risks involved in options on futures contracts.

         Additional  Futures and Options  Contracts.  Although  the  Portfolio  has no current  intention of engaging in futures or options  transactions  other than those described  above, it reserves the right to do
so. Such futures or options  trading  might  involve  risks which differ from those  involved in the futures and options described above.

         Foreign  Futures  and  Options.  The  Portfolio  is  permitted  to enter into  foreign  futures and options  transactions.  See this  Statement  and the Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment Methods" for a description of certain risks involved in foreign futures and options.

         Foreign   Securities.   The   Portfolio  may  invest  in  U.S.   dollar-denominated   and  non-U.S.
dollar-denominated  securities of foreign issuers in developed  countries.  Because the Portfolio may invest in foreign  securities,  investment in the Portfolio involves risks that are different in some respects from an  investment  in a  Portfolio  which  invests  only  in  securities  of  U.S.  domestic  issuers.  Foreign investments  may be affected  favorably or  unfavorably  by changes in currency  rates and exchange  control regulations.  There may be less publicly  available  information  about a foreign  company than about a U.S.
company,  and  foreign  companies  may not be subject  to  accounting,  auditing,  and  financial  reporting
standards  and  requirements  comparable  to  those  applicable  to  U.S.  companies.   There  may  be  less
governmental  supervision  of  securities  markets,  brokers and issuers of  securities.  Securities of some foreign  companies  are less  liquid  or more  volatile  than  securities  of U.S.  companies,  and  foreign brokerage  commissions  and  custodian  fees are  generally  higher  than in the United  States.  Settlement practices may include delays and may differ from those  customary in United States  markets.  Investments in foreign  securities  may also be subject to other risks  different from those  affecting  U.S.  investments,
including  local  political  or  economic   developments,   expropriation  or   nationalization  of  assets,
restrictions  on foreign  investment  and  repatriation  of  capital,  imposition  of  withholding  taxes on dividend or interest  payments,  currency  blockage (which would prevent cash from being brought back to the
United States),  and difficulty in enforcing  legal rights outside the U.S. For an additional  discussion of certain risks involved in investing in foreign  securities,  see this  Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Transactions.  The Portfolio will generally enter into forward foreign  currency exchange  contracts  under two  circumstances.  First,  when the  Portfolio  enters into a contract  for the purchase  or sale of a  security  denominated  in a foreign  currency,  it may  desire to "lock in" the U.S.
dollar  price of the  security.  Second,  when the  Sub-advisor  believes  that the currency of a particular foreign  country may suffer or enjoy a substantial  movement  against another  currency,  including the U.S.
dollar,  it may enter into a forward  contract  to sell or buy the amount of the  former  foreign  currency, approximating  the  value  of  some  or  all of the  Portfolio's  securities  denominated  in  such  foreign currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign  currency exposure  through the use of a basket of  currencies or a proxy  currency  where such currency or currencies act as an effective  proxy for other  currencies.  In such a case,  the  Portfolio  may enter into a forward contract  where  the  amount  of the  foreign  currency  to be sold  exceeds  the  value  of the  securities denominated  in  such  currency.  The  use of this  basket  hedging  technique  may be  more  efficient  and economical  than entering  into separate  forward  contracts  for each currency held in the  Portfolio.  The precise  matching  of the  forward  contract  amounts  and the  value of the  securities  involved  will not generally  be possible  since the future value of such  securities  in foreign  currencies  will change as a consequence of market  movements in the value of those  securities  between the date the forward contract is entered into and the date it matures.  The projection of short-term  currency  market  movement is extremely difficult,  and the successful  execution of a short-term  hedging strategy is highly uncertain.  Other than as set forth above,  and immediately  below,  the Portfolio will also not enter into such forward  contracts or maintain a net exposure to such  contracts  where the  consummation  of the contracts  would obligate the
Portfolio to deliver an amount of foreign  currency in excess of the value of the Portfolio's  securities or other assets denominated in that currency.  The Portfolio,  however,  in order to avoid excess  transactions and  transaction  costs,  may  maintain a net  exposure to forward  contracts  in excess of the value of the
Portfolio's  securities or other assets to which the forward  contracts relate  (including  accrued interest to the  maturity of the forward on such  securities)  provided  the excess  amount is  "covered"  by liquid, high-grade debt securities,  denominated in any currency,  at least equal at all times to the amount of such excess.  For these  purposes "the  securities or other assets to which the forward  contracts  relate may be securities  or assets  denominated  in a single  currency,  or where  proxy  forwards  are used,  securities denominated  in more than one  currency.  Under  normal  circumstances,  consideration  of the  prospect for currency  parities  will be  incorporated  into the longer  term  investment  decisions  made with regard to overall  diversification  strategies.  However,  the  Sub-advisor  believes that it is important to have the flexibility  to enter  into  such  forward  contracts  when it  determines  that the best  interests  of the
Portfolio will be served.

         At the maturity of a forward  contract,  the Portfolio  may either sell the portfolio  security and make  delivery  of the  foreign  currency,  or it may retain the  security  and  terminate  its  contractual obligation  to deliver  the  foreign  currency by  purchasing  an  "offsetting"  contract  obligating  it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated  above,  it is  impossible  to forecast  with  absolute  precision the market value of portfolio  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary for the
Portfolio  to  purchase  additional  foreign  currency  on the spot  market  (and bear the  expense  of such purchase) if the market value of the security is less than the amount of foreign  currency the  Portfolio is obligated  to deliver  and if a decision  is made to sell the  security  and make  delivery  of the  foreign currency.  Conversely,  it may be  necessary  to sell  on the  spot  market  some  of the  foreign  currency received  upon the sale of the  portfolio  security  if its  market  value  exceeds  the  amount of  foreign currency  the  Portfolio  is  obligated  to  deliver.  However,  as  noted,  in  order  to  avoid  excessive transactions  and transaction  costs, the Portfolio may use liquid,  high-grade debt securities  denominated in any  currency,  to cover the  amount by which the value of a forward  contract  exceeds  the value of the securities to which it relates.

         If the Portfolio  retains the  portfolio  security and engages in an  offsetting  transaction,  the
Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward contract prices. If the Portfolio engages in an offsetting  transaction,  it may subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign currency,  the Portfolio will realize a gain to the extent the price of the  currency it has agreed to sell  exceeds the price of the  currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the  currency  it has agreed to  purchase  exceeds  the price of the  currency it has agreed to sell.

         The Portfolio's  dealing in forward foreign currency  exchange  contracts will generally be limited to the  transactions  described  above.  However,  the  Portfolio  reserves  the right to enter into forward foreign  currency  contracts  for  different  purposes and under  different  circumstances.  Of course,  the
Portfolio is not required to enter into forward  contracts  with regard to its foreign  currency-denominated securities  and will not do so unless  deemed  appropriate  by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency  does not  eliminate  fluctuations in the  underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future date.
Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any  potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis. It will do so from time to time,  and  investors  should  be aware of the  costs of  currency  conversion.  Although  foreign  exchange dealers  do not  charge a fee for  conversion,  they do  realize  a  profit  based  on the  difference  (the
"spread")  between the prices at which they are buying and selling  various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the  Portfolio  at one rate,  while  offering a lesser rate of exchange should the  Portfolio  desire to resell that  currency  to the dealer.  For a  discussion  of certain  risks involved in foreign  currency  transactions,  see this Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         Federal Tax  Treatment  of Options,  Futures  Contracts  and Forward  Foreign  Exchange  Contracts.
Options,  futures and forward  foreign  exchange  contracts,  including  options and futures on  currencies, which offset a foreign  dollar  denominated  bond or currency  position may be considered  straddles for tax purposes  in which case a loss on any  position  in a straddle  will be subject to deferral to the extent of unrealized  gain in an offsetting  position.  The holding period of the securities or currencies  comprising the  straddle  will be deemed not to begin until the  straddle  is  terminated.  The  holding  period of the security  offsetting an "in-the-money  qualified covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased puts on  securities,  excluding  certain  "qualified covered  call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio to continue to qualify for federal  income tax treatment as a regulated investment  company,  at least 90% of its gross income for a taxable  year must be derived  from  qualifying income,  i.e.,  dividends,  interest,  income derived from loans of  securities,  and gains from the sale of securities or currencies.  Tax  regulations  could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a  result  of  the  "Taxpayer  Relief  Act of  1997,"  entering  into  certain  option,  futures contracts,  or  forward  contracts  may  result  in the  "constructive  sale" of  offsetting  stocks or debt securities of the Portfolio.

         Hybrid  Commodity  and Security  Instruments.  Instruments  have been  developed  which combine the elements of futures  contracts or options with those of debt,  preferred  equity or a depositary  instrument
(hereinafter  "Hybrid  Instruments").  Often  these  hybrid  instruments  are  indexed  to  the  price  of a commodity  or  particular  currency  or a  domestic  or  foreign  debt or equity  securities  index.  Hybrid instruments may take a variety of forms,  including,  but not limited to, debt  instruments with interest or principal  payments or redemption  terms  determined by reference to the value of a currency or commodity at a future  point in time,  preferred  stock with  dividend  rates  determined  by reference to the value of a currency,  or convertible  securities  with the conversion  terms related to a particular  commodity.  For a discussion of certain risks involved in investing in hybrid  instruments,  see this Statement under "Certain
Risk Factors and Investment Methods."

         Lending of Portfolio  Securities.  For the purpose of realizing  additional  income,  the Portfolio may make secured  loans of  Portfolio  securities  amounting  to not more than 33 1/3% of its total  assets.
This  policy  is  a  fundamental  policy.  Securities  loans  are  made  to  broker-dealers,   institutional
investors,  or other persons  pursuant to agreements  requiring  that the loans be  continuously  secured by collateral  at least  equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The collateral  received will consist of cash or U.S.  government  securities.  While the securities are being lent,  the Portfolio  will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the  investment  of the  collateral or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the  securities  on three  business  days'
notice or, in  connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for  purchases  and sales of such  securities  in such foreign  markets.  The Portfolio will not have the right to vote  securities  while they are being lent, but it will call a loan in  anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving  additional  collateral or in the recovery of the  securities  or possible  loss of rights in the  collateral  should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to  approval  by the SEC,  the  Portfolio  may make loans to, or borrow  Portfolios  from,  other mutual  funds or  portfolios  of mutual  funds  sponsored or advised by the
Sub-advisor  or T. Rowe Price  International,  Inc. The  Portfolio  has no current  intention of engaging in these practices at this time.

         When-Issued   Securities.   The  Portfolio  may  from  time  to  time  purchase   securities  on  a
"when-issued"  basis.  At the  time  the  Portfolio  makes  the  commitment  to  purchase  a  security  on a when-issued  basis,  it will record the transaction and reflect the value of the security in determining its net asset  value.  The  Portfolio  does not believe  that its net asset  value or income  will be  adversely affected by its purchase of  securities  on a  when-issued  basis.  The  Portfolio  will  maintain  cash and
marketable  securities  equal  in  value  to  commitments  for  when-issued   securities.   Such  segregated
securities  either  will  mature  or,  if  necessary,  be sold  on or  before  the  settlement  date.  For a discussion  of  when-issued  securities,  see this  Statement  under  "Certain  Risk Factors and  Investment
Methods."

         Investment   Policies  Which  May  Be  Changed   Without   Shareholder   Approval.   The  following
limitations  are applicable  only to the AST T. Rowe Price Asset  Allocation  Portfolio.  These  limitations are not fundamental  restrictions,  and can be changed by the Trustees  without  shareholder  approval.  The
Portfolio will not:

         1.       Purchase  additional  securities when money borrowed  exceeds 5% of the Portfolio's  total assets;

         2.       Invest in companies for the purpose of exercising management or control;

         3.       Purchase  illiquid  securities  if, as a result,  more than 15% of its net assets would be invested in such  securities.  Securities  eligible for resale under Rule 144A of the Securities Act of 1933 may be subject to this 15% limitation;

         4.       Purchase  securities of open-end or closed-end  investment  companies except in compliance with the 1940 Act;

         5.       Mortgage,  pledge,  hypothecate  or, in any manner,  transfer  any  security  owned by the
Portfolio  as  security  for  indebtedness  except  as may  be  necessary  in  connection  with  permissible borrowings or investments  and then such  mortgaging,  pledging or  hypothecating  may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

         6.       Invest in puts,  calls,  straddles,  spreads,  or any  combination  thereof  to the extent permitted by the Trust's Prospectus and this Statement;

         7.       Purchase  securities  on margin,  except (i) for use of  short-term  credit  necessary for clearance  of  purchases  of  portfolio  securities  and (ii) the  Portfolio  may make  margin  deposits  in connection with futures contracts or other permissible investments;

         8.       Invest  in  warrants  if,  as a result  thereof,  more  than 10% of the value of the total assets of the  Portfolio  would be invested in warrants,  provided that this  restriction  does not apply to warrants  acquired  as the result of the  purchase of another  security.  For  purposes of these  percentage limitations, the warrants will be valued at the lower of cost or market;

         9.       Effect short sales of securities; or

         10.      Purchase  a futures  contract  or an option  thereon  if,  with  respect to  positions  in futures or options on futures which do not represent  bona fide hedging,  the aggregate  initial  margin and premiums on such positions would exceed 5% of the Portfolio's net assets.

         Notwithstanding  anything in the above fundamental and operating  restrictions to the contrary, the
Portfolio  may, as a fundamental  policy,  invest all of its assets in the  securities of a single  open-end management investment company with substantially the same fundamental  investment  objectives,  policies and restrictions  as the Portfolio  subject to the prior  approval of the  Investment  Manager.  The  Investment
Manager will not approve such  investment  unless:  (a) the Investment  Manager  believes,  on the advice of counsel,  that such  investment  will not have an adverse effect on the tax status of the annuity  contracts and/or life insurance policies supported by the separate accounts of the Participating  Insurance  Companies which purchase shares of the Trust; (b) the Investment  Manager has given prior notice to the  Participating
Insurance   Companies  that  it  intends  to  permit  such  investment  and  has  determined   whether  such
Participating  Insurance  Companies  intend to redeem  any  shares  and/or  discontinue  purchase  of shares because of such  investment;  (c) the  Trustees  have  determined  that the fees to be paid by the Trust for administrative,  accounting,  custodial and transfer agency services for the Portfolio subsequent to such an investment  are  appropriate,  or the  Trustees  have  approved  changes to the  agreements  providing  such services to reflect a reduction in fees;  (d) the  Sub-advisor  for the  Portfolio  has agreed to reduce its fee by the  amount  of any  investment  advisory  fees  paid to the  investment  manager  of  such  open-end management  investment company;  and (e) shareholder  approval is obtained if required by law. The Portfolio will apply for such  exemptive  relief under the  provisions of the 1940 Act, or other such relief as may be necessary  under the then governing  rules and  regulations of the 1940 Act,  regarding  investments in such investment companies.

AST T. Rowe Price Global Bond Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio  is to provide high current  income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Investment  Policies:  The  Portfolio  also seeks to moderate  price  fluctuation  by actively  managing its currency  exposure.  The  Portfolio's  investments  will  include high  quality  debt  securities  issued or guaranteed by a foreign national  government,  its agencies,  instrumentalities  or political  subdivisions, debt securities  issued or guaranteed by supranational  organizations,  corporate debt  securities,  bank or bank holding  company debt  securities and other debt securities  including  those  convertible  into common stock.  The  Portfolio  may also  invest  up to 20% of assets in the  aggregate  in below  investment-grade, high-risk  bonds and emerging  market bonds.  In addition,  the Portfolio may invest up to 30% of its assets in  mortgage-backed  (including  derivatives,  such as  collateralized  mortgage  obligations  and  stripped mortgage securities) and asset-backed securities.

          Sub-advisor  regularly analyzes a broad range of international  equity and fixed-income markets in order to assess the degree of risk and level of return that can be  expected  from each  market.  Of course, there can be no assurance that  Sub-advisor's  forecasts of expected  return will be reflected in the actual returns achieved by the Portfolio.

         The Portfolio's share price will fluctuate with market,  economic and foreign exchange  conditions, and your  investment may be worth more or less when redeemed than when purchased.  The Portfolio  should not be relied upon as a complete  investment  program,  nor used to play short-term swings in the global bond or foreign exchange markets.  The Portfolio is subject to risks unique to international investing.

          It is contemplated that most foreign securities will be purchased in  over-the-counter  markets or on stock  exchanges  located in the countries in which the  respective  principal  offices of the issuers of the various securities are located, if that is the best available market.

          The Portfolio may invest in investment  portfolios  which have been  authorized by the governments of certain  countries  specifically  to permit  foreign  investment in  securities  of companies  listed and traded  on the  stock  exchanges  in  these  respective  countries.  The  Portfolio's  investment  in  these portfolios is subject to the provisions of the 1940 Act discussed  below.  If the Portfolio  invests in such investment  portfolios,  the Portfolio's  shareholders will bear not only their  proportionate  share of the expenses of the Portfolio (including  operating expenses and the fees of the Investment  Manager),  but also
will  bear  indirectly  similar  expenses  of  the  underlying  investment  portfolios.   In  addition,  the
securities of these investment portfolios may trade at a premium over their net asset value.

          Apart from the matters described herein,  the Portfolio is not aware at this time of the existence of any investment or exchange control  regulations  which might  substantially  impair the operations of the
Portfolio as described in the Trust's  Prospectus  and this  Statement.  It should be noted,  however,  that this situation could change at any time.

          The Portfolio may invest in companies located in Eastern Europe,  Russia or certain Latin American countries.  The Portfolio  will only invest in a company  located in, or a government  of,  Eastern  Europe,
Russia or Latin America, if the Sub-advisor believes the potential return justifies the risk.

          Risk  Factors of  Foreign  Investing.  There are  special  risks in  investing  in the  Portfolio.
Certain of these risks are inherent in any  international  mutual fund others  relate more to the  countries in which the Portfolio  will invest.  Many of the risks are more  pronounced  for  investments in developing or emerging  countries.  Although  there is no  universally  accepted  definition,  a developing  country is generally  considered to be a country which is in the initial stages of its  industrialization  cycle with a per capita gross national product of less than $8,000.

          Investors  should  understand that all investments  have a risk factor.  There can be no guarantee against  loss  resulting  from an  investment  in the  Portfolio,  and  there can be no  assurance  that the
Portfolio's  investment  policies will be  successful,  or that its  investment  objective will be attained.
The  Portfolio  is designed for  individual  and  institutional  investors  seeking to diversify  beyond the
United States in an actively  researched and managed portfolio,  and is intended for long-term investors who can accept the risks  entailed in  investment  in foreign  securities.  For a  discussion  of certain  risks involved in foreign  investing see this  Statement and the Trust's  Prospectus  under  "Certain Risk Factors and Investment Methods."

          The Portfolio may invest in the following:

          Brady Bonds.  The Portfolio may invest in Brady Bonds.  Brady Bonds,  which are named after former
U.S.  Secretary of the Treasury  Nicholas  Brady,  are used as a means of  restructuring  the external  debt burden  of a  government  in  certain  emerging  markets.  A Brady  bond  is  created  when  an  outstanding commercial  bank loan to a government or private  entity is exchanged  for a new bond in  connection  with a debt  restructuring  plan.  Brady  bonds may be  collateralized  or  uncollateralized  and issued in various currencies  (although  typically in the U.S.  dollar).  They are often fully  collateralized as to principal in U.S.  Treasury zero coupon bonds.  However,  even with this  collateralization  feature,  Brady Bonds are often considered  speculative,  below investment grade investments because the timely payment of interest is the  responsibility of the issuing party (for example,  a Latin American country) and the value of the bonds can  fluctuate  significantly  based on the issuer's  ability or perceived  ability to make these  payments.
Finally,  some Brady Bonds may be structured  with  floating  rate or low fixed rate coupons.  The Portfolio does not expect to have more than 10% of its total assets invested in Brady Bonds.

         Nondiversified   Investment  Company.  Despite  its  nondiversified  status  under  the  Investment
Company  Act,  the  Portfolio  generally  will not  invest  more  than 5% of its  assets  in any  individual corporate  issuer.  However,  the Portfolio (1) may place assets in bank deposits or other  short-term  bank instruments  with a maturity of up to 30 days provided  that (i) the bank has a short-term  credit rating of
A1+ (or, if unrated,  the  equivalent  as  determined  by the  Sub-advisor)  and (ii) the  Portfolio may not maintain  more than 10% of its total assets with any single bank;  and (2) may maintain  more than 5% of its total assets,  including cash and currencies,  in custodial accounts or deposits of the Trust's custodian or sub-custodians.

          Writing Covered Call Options.  The Portfolio may write (sell)  "covered" call options and purchase options to close out options  previously  written by the  Portfolio.  In writing  covered call options,  the
Portfolio  expects to generate  additional  premium  income which  should  serve to enhance the  Portfolio's total  return and  reduce  the effect of any price  decline of the  security  or  currency  involved  in the
option.   Covered  call  options  will  generally  be  written  on  securities  or  currencies   which,   in
Sub-advisor's  opinion,  are not expected to have any major price  increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Portfolio.

          The  Portfolio  will write only covered call options.  This means that the Portfolio  will own the security  or  currency  subject to the  option or an option to  purchase  the same  underlying  security  or currency,  having an exercise  price equal to or less than the exercise  price of the "covered"  option,  or will  establish and maintain with its  custodian for the term of the option,  an account  consisting of cash or other liquid assets having a value equal to the  fluctuating  market value of the optioned  securities or currencies.

         Portfolio  securities or  currencies on which call options may be written will be purchased  solely on the  basis of  investment  considerations  consistent  with the  Portfolio's  investment  objective.  The writing of covered  call  options is a  conservative  investment  technique  believed to involve  relatively little risk (in contrast to the writing of naked or uncovered  options,  which the  Portfolio  will not do), but capable of enhancing the Portfolio's  total return.  When writing a covered call option,  the Portfolio, in return for the  premium,  gives up the  opportunity  for profit from a price  increase in the  underlying security or currency above the exercise  price,  but  conversely,  retains the risk of loss should the price of the  security  or  currency  decline.  Unlike one who owns  securities  or  currencies  not subject to an option,  the  Portfolio  has no control over when it may be required to sell the  underlying  securities  or currencies,  since it may be  assigned  an  exercise  notice  at any time  prior  to the  expiration  of its obligations  as a writer.  If a call option which the Portfolio  has written  expires,  the  Portfolio  will realize a gain in the  amount of the  premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.  If the call option is exercised, the  Portfolio  will  realize a gain or loss  from the sale of the  underlying  security  or  currency,  The
Portfolio  does not consider a security or currency  covered by a call "pledged" as that term is used in the
Portfolio's policy which limits the pledging or mortgaging of its assets.

          The premium  received is the market  value of an option.  The premium the  Portfolio  will receive from writing a call option will reflect,  among other  things,  the current  market price of the  underlying security or currency,  the  relationship  of the exercise price to such market price,  the historical  price volatility of the underlying  security or currency,  and the length of the option period.  Once the decision to write a call option has been made,  Sub-advisor,  in determining  whether a particular call option should be written on a  particular  security or  currency,  will  consider the  reasonableness  of the  anticipated premium  and the  likelihood  that a liquid  secondary  market  will exist for those  options.  The  premium received by the  Portfolio  for  writing  covered  call  options  will be  recorded  as a  liability  of the
Portfolio.  This liability will be adjusted  daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is computed  (close of the New York Stock  Exchange),  or, in the absence of such sale,  the average of the latest bid and asked price.  The option will be terminated  upon  expiration of the option,  the purchase of an identical  option in a closing  transaction,  or delivery of the  underlying  security  or currency  upon the  exercise of the option.

          Call options  written by the  Portfolio  will  normally  have  expiration  dates of less than nine months  from the date  written.  The  exercise  price of the  options  may be below,  equal to, or above the current  market  values of the  underlying  securities  or  currencies  at the time the options are written.
From time to time,  the  Portfolio  may  purchase  an  underlying  security  or  currency  for  delivery  in accordance  with an exercise  notice of a call option  assigned to it, rather than  delivering such security or currency from its portfolio.  In such cases, additional costs may be incurred.

          The Portfolio  will effect  closing  transactions  in order to realize a profit on an  outstanding call option,  to prevent an underlying  security or currency  from being  called,  or, to permit the sale of the underlying  security or currency.  The Portfolio  will realize a profit or loss from a closing  purchase transaction  if the cost of the  transaction  is less or more than the premium  received from the writing of the option.  Because  increases in the market  price of a call option will  generally  reflect  increases in the market price of the  underlying  security or currency,  any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by  appreciation  of the  underlying  security or currency owned by the Portfolio.

          The Portfolio will not write a covered call option if, as a result,  the aggregate market value of all portfolio  securities or currencies  covering call or put options exceeds 25% of the market value of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets  covering  written calls and puts, the value of purchased  calls and puts on identical  securities or currencies with identical maturity dates.

          Writing  Covered Put Options.  Although the Portfolio has no current  intention in the foreseeable future of writing  American or European  style covered put options and  purchasing  put options to close out options previously written by the Portfolio, the Portfolio reserves the right to do so.

          The  Portfolio  would write put options only on a covered  basis,  which means that the  Portfolio would maintain in a segregated  account cash,  U.S.  government  securities or other liquid  high-grade debt obligations  in an amount not less than the exercise  price or the Portfolio  will own an option to sell the underlying  security or currency  subject to the option  having an exercise  price equal to or greater  than the exercise  price of the "covered"  options at all times while the put option is  outstanding.  (The rules of a clearing  corporation  currently  require that such assets be deposited in escrow to secure  payment of the  exercise  price.) The  Portfolio  would  generally  write  covered put options in  circumstances  where
Sub-advisor  wishes to purchase  the  underlying  security or currency  for the  Portfolio's  portfolio at a price lower than the current  market price of the security or currency.  In such event the  Portfolio  would write a put option at an exercise price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.  Since the  Portfolio  would also receive  interest on debt  securities or currencies  maintained to cover the exercise price of the option,  this  technique  could be used to enhance current  return  during  periods of market  uncertainty.  The risk in such a  transaction  would be that the market  price of the  underlying  security or  currency  would  decline  below the  exercise  price less the premiums  received.  Such  a  decline  could  be  substantial  and  result  in a  significant  loss  to  the
Portfolio.  In addition,  the  Portfolio,  because it does not own the  specific  securities  or  currencies which it may be required to purchase in exercise  of the put,  cannot  benefit  from  appreciation,  if any, with respect to such specific securities or currencies.

          The Portfolio will not write a covered put option if, as a result,  the aggregate  market value of all portfolio  securities or currencies  covering put or call options exceeds 25% of the market value of the
Portfolio's  net assets.  In  calculating  the 25% limit,  the Portfolio  will offset,  against the value of assets  covering  written puts and calls,  the value of purchased puts and calls on identical  securities or currencies with identical  maturity dates.  For a discussion of certain risks involved in options,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

          Purchasing  Put Options.  The Portfolio may purchase  American or European  style put options.  As the holder of a put option,  the Portfolio has the right to sell the underlying  security or currency at the exercise  price  at any  time  during  the  option  period.  The  Portfolio  may  enter  into  closing  sale transactions  with  respect to such  options,  exercise  them or permit them to expire.  The  Portfolio  may purchase  put  options for  defensive  purposes in order to protect  against an  anticipated  decline in the value  of its  securities  or  currencies.  An  example  of such  use of put  options  is  provided  in this
Statement under "Certain Risk Factors and Investment Methods."

          The premium  paid by the  Portfolio  when  purchasing a put option will be recorded as an asset of the  Portfolio.  This asset will be adjusted daily to the option's  current market value,  which will be the latest sale price at the time at which the net asset  value per share of the  Portfolio  is computed  (close of New York Stock  Exchange),  or, in the  absence of such  sale,  the latest bid price.  This asset will be terminated  upon  expiration  of the  option,  the selling  (writing)  of an  identical  option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

          Purchasing Call Options.  The Portfolio may purchase  American or European style call options.  As the holder of a call option,  the  Portfolio has the right to purchase the  underlying  security or currency at the exercise  price at any time during the option  period  (American  style) or at the  expiration of the option  (European  style).  The  Portfolio  may enter into  closing sale  transactions  with respect to such options,  exercise  them or permit them to expire.  The  Portfolio may purchase call options for the purpose of increasing its current return or avoiding tax  consequences  which could reduce its current  return.  The
Portfolio  may also  purchase  call options in order to acquire the  underlying  securities  or  currencies.
Examples of such uses of call options are provided below.

          The Portfolio  may also  purchase  call options on underlying  securities or currencies it owns in order to  protect  unrealized  gains on call  options  previously  written  by it.  A call  option  would be purchased  for this purpose where tax  considerations  make it  inadvisable  to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses.

          The Portfolio  will not commit more than 5% of its total assets to premiums when  purchasing  call or put options.

          Dealer  Options.  The Portfolio  may engage in  transactions  involving  dealer  options.  Certain risks  are  specific  to dealer  options.  While the  Portfolio  would  look to a  clearing  corporation  to exercise  exchange-traded  options,  if the Portfolio were to purchase a dealer option, it would rely on the dealer  from whom it  purchased  the option to perform if the option  were  exercised.  While the  Portfolio will seek to enter into dealer  options  only with  dealers  who will agree to and which are  expected to be capable of entering  into  closing  transactions  with the  Portfolio,  there can be no  assurance  that the
Portfolio  will be able to liquidate a dealer option at a favorable  price at any time prior to  expiration.
Failure by the dealer to do so would  result in the loss of the  premium  paid by the  Portfolio  as well as loss of the expected benefit of the transaction.

          Futures Contracts.

                   Transactions  in Futures.  The  Portfolio  may enter into  financial  futures  contracts, including stock index, interest rate and currency futures ("futures" or "futures  contracts");  however, the
Portfolio  has no current  intention  of entering  into  interest  rate  futures.  The  Portfolio,  however, reserves the right to trade in financial futures of any kind.

          Stock  index  futures  contracts  may be used to  attempt  to provide a hedge for a portion of the
Portfolio's  portfolio,  as a cash  management  tool,  or as an efficient way for  Sub-advisor  to implement either an increase  or decrease in  portfolio  market  exposure in response to changing  market  conditions.
Stock index futures  contracts are currently  traded with respect to the S&P 500 Index and other broad stock market  indices,  such as the New York Stock  Exchange  Composite  Stock Index and the Value Line  Composite
Stock Index.  The  Portfolio  may,  however,  purchase or sell futures  contracts  with respect to any stock index whose movements  will, in its judgment,  have a significant  correlation  with movements in the prices of all or portions of the Portfolio's portfolio securities.

          Interest rate or currency  futures  contracts  may be used to attempt to hedge against  changes in prevailing  levels of interest rates or currency  exchange  rates in order to establish more  definitely the effective  return on  securities  or currencies  held or intended to be acquired by the  Portfolio.  In this regard,  the  Portfolio  could sell  interest  rate or currency  futures as an offset  against the effect of expected  increases in interest  rates or currency  exchange  rates and  purchase  such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

          The Portfolio will enter into futures  contracts  which are traded on national or foreign  futures exchanges and are standardized as to maturity date and underlying  financial  instrument.  Futures exchanges and trading in the United  States are  regulated  under the  Commodity  Exchange  Act by the CFTC.  Although techniques  other than the sale and  purchase of futures  contracts  could be used for the  above-referenced purposes,  futures  contracts  offer an  effective  and  relatively  low  cost  means  of  implementing  the
Portfolio's  objectives  in these  areas.  For a  discussion  of  futures  transactions  and  certain  risks involved therein,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment
Methods."

                   Regulatory  Limitations.  The Portfolio will engage in transactions in futures  contracts and options thereon only for bona fide hedging,  yield  enhancement and risk  management  purposes,  in each case in accordance with the rules and regulations of the CFTC.

          The  Portfolio  may not enter into  futures  contracts  or options  thereon  if,  with  respect to positions which do not qualify as bona fide hedging under  applicable CFTC rules,  the sum of the amounts of initial margin deposits on the Portfolio's  existing  futures and premiums paid for options on futures would exceed 5% of the net  asset  value of the  Portfolio  after  taking  into  account  unrealized  profits  and unrealized  losses on any such  contracts  it has entered  into;  provided  however,  that in the case of an option  that  is  in-the-money  at the  time  of  purchase,  the  in-the-money  amount  may be  excluded  in calculating the 5% limitation.

          In instances  involving the purchase of futures  contracts or call options  thereon or the writing of put  options  thereon by the  Portfolio,  an amount of cash or other  liquid  assets  equal to the market value of the futures  contracts and options thereon (less any related margin  deposits),  will be identified by the Portfolio to cover the position,  or alternative  cover (such as owning an offsetting  position) will be employed.

          Options on Futures  Contracts.  As an alternative to writing or purchasing call and put options on stock index  futures,  the Portfolio may write or purchase call and put options on financial  indices.  Such options  would be used in a manner  similar to the use of options on futures  contracts.  From time to time, a single  order to purchase or sell  futures  contracts  (or options  thereon)  may be made on behalf of the
Portfolio and other mutual funds or portfolios of mutual funds managed by the  Sub-advisor  or T. Rowe Price
Associates,  Inc. Such aggregated  orders would be allocated  among the Portfolio and such other  portfolios in a fair and  non-discriminatory  manner.  See this  Statement and the Trust's  Prospectus  under  "Certain
Risk Factors and  Investment  Methods" for a description  of certain  risks  involved in options and futures contracts.

          Additional  Futures and Options  Contracts.  Although the  Portfolio  has no current  intention of engaging in futures or options  transactions  other than those described  above, it reserves the right to do
so. Such futures or options  trading  might  involve  risks which differ from those  involved in the futures and options described above.

          Foreign  Futures  and  Options.  The  Portfolio  is  permitted  to invest in foreign  futures  and options.  For a description  of foreign  futures and options and certain risks  involved  therein as well as certain risks involved in foreign  investing,  see this Statement and the Trust's  Prospectus under "Certain
Risk Factors and Investment Methods."

         Foreign  Currency  Transactions.  The Portfolio will generally enter into forward foreign  currency exchange  contracts  under two  circumstances.  First,  when the  Portfolio  enters into a contract  for the purchase  or sale of a  security  denominated  in a foreign  currency,  it may  desire to "lock in" the U.S.
dollar  price of the  security.  Second,  when the  Sub-advisor  believes  that the currency of a particular foreign  country may suffer or enjoy a substantial  movement  against another  currency,  including the U.S.
dollar,  it may enter into a forward  contract  to sell or buy the amount of the  former  foreign  currency, approximating  the  value  of  some  or  all of the  Portfolio's  securities  denominated  in  such  foreign currency.  Alternatively,  where  appropriate,  the Portfolio may hedge all or part of its foreign  currency exposure  through the use of a basket of  currencies or a proxy  currency  where such currency or currencies act as an effective  proxy for other  currencies.  In such a case,  the  Portfolio  may enter into a forward contract  where  the  amount  of the  foreign  currency  to be sold  exceeds  the  value  of the  securities denominated  in  such  currency.  The  use of this  basket  hedging  technique  may be  more  efficient  and economical  than entering  into separate  forward  contracts  for each currency held in the  Portfolio.  The precise  matching  of the  forward  contract  amounts  and the  value of the  securities  involved  will not generally  be possible  since the future value of such  securities  in foreign  currencies  will change as a consequence of market  movements in the value of those  securities  between the date the forward contract is entered into and the date it matures.  The projection of short-term  currency  market  movement is extremely difficult,  and the successful  execution of a short-term  hedging strategy is highly uncertain.  Other than as set forth above,  and immediately  below,  the Portfolio will also not enter into such forward  contracts or maintain a net exposure to such  contracts  where the  consummation  of the contracts  would obligate the
Portfolio to deliver an amount of foreign  currency in excess of the value of the Portfolio's  securities or other assets denominated in that currency.  The Portfolio,  however,  in order to avoid excess  transactions and  transaction  costs,  may  maintain a net  exposure to forward  contracts  in excess of the value of the
Portfolio's  securities or other assets to which the forward  contracts relate  (including  accrued interest to the  maturity of the forward on such  securities)  provided  the excess  amount is  "covered"  by liquid, high-grade debt securities,  denominated in any currency,  at least equal at all times to the amount of such excess.  For these  purposes "the  securities or other assets to which the forward  contracts  relate may be securities  or assets  denominated  in a single  currency,  or where  proxy  forwards  are used,  securities denominated  in more than one  currency.  Under  normal  circumstances,  consideration  of the  prospect for currency  parities  will be  incorporated  into the longer  term  investment  decisions  made with regard to overall  diversification  strategies.  However,  Sub-advisor  believes  that it is  important  to  have  the flexibility  to enter  into  such  forward  contracts  when it  determines  that the best  interests  of the
Portfolio will be served.  Forward foreign  currency  exchange  contracts  ("forwards")  will generally have terms of less than one year.

         At the maturity of a forward  contract,  the Portfolio  may either sell the portfolio  security and make  delivery  of the  foreign  currency,  or it may retain the  security  and  terminate  its  contractual obligation  to deliver  the  foreign  currency by  purchasing  an  "offsetting"  contract  obligating  it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated  above,  it is  impossible  to forecast  with  absolute  precision the market value of portfolio  securities at the expiration of the forward  contract.  Accordingly,  it may be necessary for the
Portfolio  to  purchase  additional  foreign  currency  on the spot  market  (and bear the  expense  of such purchase) if the market value of the security is less than the amount of foreign  currency the  Portfolio is obligated  to deliver  and if a decision  is made to sell the  security  and make  delivery  of the  foreign currency.  Conversely,  it may be  necessary  to sell  on the  spot  market  some  of the  foreign  currency received  upon the sale of the  portfolio  security  if its  market  value  exceeds  the  amount of  foreign currency  the  Portfolio  is  obligated  to  deliver.  However,  as  noted,  in  order  to  avoid  excessive transactions  and transaction  costs, the Portfolio may use liquid,  high-grade debt securities  denominated in any  currency,  to cover the  amount by which the value of a forward  contract  exceeds  the value of the securities to which it relates.

         If the Portfolio  retains the  portfolio  security and engages in an  offsetting  transaction,  the
Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward contract prices. If the Portfolio engages in an offsetting  transaction,  it may subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign currency,  the Portfolio will realize a gain to the extent the price of the  currency it has agreed to sell  exceeds the price of the  currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the  currency  it has agreed to  purchase  exceeds  the price of the  currency it has agreed to sell.

         The Portfolio's  dealing in forward foreign currency  exchange  contracts will generally be limited to the  transactions  described  above.  However,  the  Portfolio  reserves  the right to enter into forward foreign  currency  contracts  for  different  purposes and under  different  circumstances.  Of course,  the
Portfolio is not required to enter into forward  contracts  with regard to its foreign  currency-denominated securities  and will not do so unless  deemed  appropriate  by the  Sub-advisor.  It also should be realized that this method of hedging  against a decline in the value of a currency  does not  eliminate  fluctuations in the  underlying  prices of the  securities.  It simply  establishes  a rate of exchange at a future date.
Additionally,  although  such  contracts  tend to minimize the risk of loss due to a decline in the value of the hedged  currency,  at the same time,  they tend to limit any  potential  gain which might result from an increase in the value of that currency.

         Although  the  Portfolio  values its assets daily in terms of U.S.  dollars,  it does not intend to convert its holdings of foreign  currencies  into U.S.  dollars on a daily basis. It will do so from time to time,  and  investors  should  be aware of the  costs of  currency  conversion.  Although  foreign  exchange dealers  do not  charge a fee for  conversion,  they do  realize  a  profit  based  on the  difference  (the
"spread")  between the prices at which they are buying and selling  various  currencies.  Thus, a dealer may offer to sell a foreign  currency to the  Portfolio  at one rate,  while  offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         When the Portfolio  purchases a foreign bond with a higher  interest rate than is available on U.S.
bonds of a similar  maturity,  the additional yield on the foreign bond could be  substantially  lost if the
Portfolio  were to enter  into a direct  hedge by selling  the  foreign  currency  and  purchasing  the U.S.
dollar.  This is what is known as the  "cost"  of  hedging.  Proxy  hedging  attempts  to  reduce  this cost through an indirect  hedge back to the U.S.  dollar.  It is important to note that hedging costs are treated as capital  transactions and are not,  therefore,  deducted from the Portfolio's  dividend  distribution and are not  reflected in its yield.  Instead such costs will,  over time, be reflected in the  Portfolio's  net asset value per share.  For an additional  discussion of certain risks  involved in foreign  investing,  see this Statement and the Trust's Prospectus under "Certain  Risk Factors and Investment Methods."

         Federal Tax Treatment of Options,  Futures  Contracts and Forward Foreign Exchange  Contracts.  The
Portfolio  may enter into  certain  option,  futures,  and forward  foreign  exchange  contracts,  including options and futures on currencies, which will be treated as Section 1256 contracts or straddles.

         Transactions  which are  considered  Section 1256  contracts will be considered to have been closed at the end of the  Portfolio's  fiscal year and any gains or losses will be  recognized  for tax purposes at that  time.  Such  gains or losses  from the  normal  closing or  settlement  of such  transactions  will be characterized  as 60% long-term  capital gain (taxable at a maximum rate of 20%) or loss and 40%  short-term capital  gain or loss  regardless  of the  holding  period of the  instrument  (or,  in the case of  foreign exchange  contracts,  entirely as ordinary  income or loss).  The  Portfolio  will be required to distribute net gains on such  transactions  to  shareholders  even  though it may not have closed the  transaction  and received cash to pay such distributions.

         Options,  futures  and  forward  foreign  exchange  contracts,  including  options  and  futures on currencies,  which  offset  a  foreign  dollar  denominated  bond or  currency  position  may be  considered straddles  for tax purposes in which case a loss on any  position in a straddle  will be subject to deferral to the extent of  unrealized  gain in an  offsetting  position.  The  holding  period of the  securities  or currencies  comprising  the  straddle  will be deemed not to begin  until the  straddle is  terminated.  The holding  period of the security  offsetting  an  "in-the-money  qualified  covered call" option on an equity security will not include the period of time the option is outstanding.

         Losses on written  covered calls and purchased puts on  securities,  excluding  certain  "qualified covered  call" options on equity  securities,  may be long-term  capital loss, if the security  covering the option was held for more than twelve months prior to the writing of the option.

         In order for the  Portfolio to continue to qualify for federal  income tax treatment as a regulated investment  company,  at least 90% of its gross income for a taxable  year must be derived  from  qualifying income,  i.e.,  dividends,  interest,  income derived from loans of  securities,  and gains from the sale of securities or currencies.  Tax  regulations  could be issued limiting the extent that net gain realized from option,  futures or foreign forward  exchange  contracts on currencies is qualifying  income for purposes of the 90% requirement.

         As a  result  of  the  "Taxpayer  Relief  Act of  1997,"  entering  into  certain  option,  futures contracts,  or forward contracts may be deemed a "constructive sale" of offsetting  securities,  which could result in a taxable gain from the sale being  distributed to  shareholders.  The Portfolio would be required to  distribute  any such  gain  even  though it would  not  receive  proceeds  from the sale at the time the option, futures or forward position is entered into.

          Hybrid  Commodity and Security  Instruments.  Instruments  have been  developed  which combine the elements of futures  contracts or options with those of debt,  preferred  equity or a depositary  instrument
(hereinafter  "Hybrid  Instruments").  Often  these  hybrid  instruments  are  indexed  to  the  price  of a commodity  or  particular  currency  or a  domestic  or  foreign  debt or equity  securities  index.  Hybrid instruments may take a variety of forms,  including,  but not limited to, debt  instruments with interest or principal  payments or redemption  terms  determined by reference to the value of a currency or commodity at a future  point in time,  preferred  stock with  dividend  rates  determined  by reference to the value of a currency,  or convertible  securities  with the conversion  terms related to a particular  commodity.  For a discussion of certain risks involved in hybrid  instruments,  see this Statement under "Certain Risk Factors and Investment Methods."

         Debt  Securities.  The  Portfolio's  investment  program  permits it to purchase  below  investment grade  securities.  Since  investors  generally  perceive  that  there are  greater  risks  associated  with investment in lower quality  securities,  the yields from such securities  normally exceed those  obtainable from higher  quality  securities.  However,  the principal  value of lower-rated  securities  generally will fluctuate  more widely than higher quality  securities.  Lower quality  investments  entail a higher risk of default  --  that  is,  the  nonpayment  of  interest  and  principal  by the  issuer  than  higher  quality investments.  Such  securities are also subject to special risks,  discussed  below.  Although the Portfolio seeks to  reduce  risk by  portfolio  diversification,  credit  analysis,  and  attention  to  trends in the economy,  industries  and  financial  markets,  such  efforts  will not  eliminate  all risk.  There can, of course, be no assurance that the Portfolio will achieve its investment objective.

         After  purchase  by the  Portfolio,  a debt  security  may cease to be rated or its  rating  may be reduced  below the minimum  required for  purchase by the  Portfolio.  Neither  event will require a sale of such security by the  Portfolio.  However,  Sub-advisor  will consider  such event in its  determination  of whether the  Portfolio  should  continue  to hold the  security.  To the extent  that the  ratings  given by
Moody's Investors Service,  Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") may change as a result of changes in such  organizations  or their rating  systems,  the Portfolio  will attempt to use  comparable ratings  as  standards  for  investments  in  accordance  with  the  investment  policies  contained  in the prospectus.  The Portfolio  may invest up to 20% of its total assets in  securities  rated below BBB or Baa, including  bonds in default or those with the lowest  rating.  See the Appendix to this Statement for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

         High Yield,  High Risk Securities.  Below  investment grade securities  (rated below Baa by Moody's and below BBB by S&P) or unrated  securities of equivalent  quality in the Sub-advisor's  judgment,  carry a high  degree  of  risk  (including  the  possibility  of  default  or  bankruptcy  of the  issuers  of  such securities),  generally  involve  greater  volatility of price and risk of principal and income,  and may be less liquid,  than  securities in the higher rating  categories  and are considered  speculative.  The lower the ratings of such debt  securities,  the greater  their risks render them like equity  securities.  For an additional  discussion of certain  risks  involved in investing in  lower-rated  debt  securities,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Zero-Coupon  Securities.  The  Portfolio  may invest in  zero-coupon  securities  which pay no cash income  and  are  sold  at  substantial  discounts  from  their  value  at  maturity.  For a  discussion  of zero-coupon  securities and certain risks involved  therein,  see this Statement under "Certain Risk Factors and Investment Methods."

          Lending of Portfolio  Securities.  For the purpose of realizing  additional  income, the Portfolio may make secured  loans of  portfolio  securities  amounting  to not more than 33 1/3% of its total  assets.
This  policy  is a  "fundamental  policy."  Securities  loans  are  made  to  broker-dealers,  institutional investors,  or other persons  pursuant to agreements  requiring  that the loans be  continuously  secured by collateral  at least  equal at all times to the value of the  securities  lent,  marked to market on a daily basis.  The collateral  received will consist of cash or U.S.  government  securities.  While the securities are being lent,  the Portfolio  will continue to receive the equivalent of the interest or dividends paid by the issuer on the  securities,  as well as interest on the  investment  of the  collateral or a fee from the borrower.  The Portfolio has a right to call each loan and obtain the  securities  on three  business  days'
notice or, in  connection  with  securities  trading on foreign  markets,  within such longer period of time which  coincides  with the normal  settlement  period for  purchases  and sales of such  securities  in such foreign  markets.  The Portfolio will not have the right to vote  securities  while they are being lent, but it will call a loan in  anticipation of any important vote. The risks in lending  portfolio  securities,  as with other  extensions of secured credit,  consist of possible delay in receiving  additional  collateral or in the recovery of the  securities  or possible  loss of rights in the  collateral  should the borrower fail financially.

         Other  Lending/Borrowing.  Subject to  approval  by the SEC,  the  Portfolio  may make loans to, or borrow funds from,  other mutual funds sponsored or advised by the Sub-advisor or T. Rowe Price  Associates,
Inc.  The Portfolio has no current intention of engaging in these practices at this time.

         Investment   Policies  Which  May  Be  Changed   Without   Shareholder   Approval.   The  following
limitations  are  applicable  to the AST T. Rowe Price  Global Bond  Portfolio.  These  limitations  are not
"fundamental"  restrictions and may be changed by the Trustees without shareholder  approval.  The Portfolio will not:

         1.       Pledge,   mortgage  or  hypothecate   its  assets  in  excess,   together  with  permitted
borrowings, of 1/3 of its total assets;

         2.       Purchase  securities on margin,  unless,  by virtue of its ownership of other  securities, it has the right to obtain  securities  equivalent  in kind and amount to the  securities  sold and,  if the right is  conditional,  the sale is made upon the same  conditions,  except  in  connection  with  arbitrage transactions  and except that the Portfolio may obtain such  short-term  credits as may be necessary for the clearance of purchases and sales of securities;

         3.       Purchase  illiquid  securities  if, as a result,  more than 15% of its net assets would be invested in such securities;

         4.       Buy options on securities  or financial  instruments,  unless the aggregate  premiums paid on all such  options  held by the  Portfolio  at any time do not exceed 20% of its net  assets;  or sell put options on securities if, as a result,  the aggregate value of the  obligations  underlying such put options would exceed 50% of the Portfolio's net assets;

         5.       Enter into futures  contracts or purchase  options  thereon  which do not  represent  bona fide hedging unless  immediately after the purchase,  the value of the aggregate initial margin with respect to all such  futures  contracts  entered  into on behalf of the  Portfolio  and the  premiums  paid for such options on futures contracts does not exceed 5% of the Portfolio's  total assets,  provided that in the case of an option  that is  in-the-money  at the time of  purchase,  the  in-the-money  amount may be excluded in computing the 5% limit;

         6.       Purchase  warrants  if as a result  warrants  taken at the lower of cost or  market  value would  represent  more  than 10% of the  value  of the  Portfolio's  total  net  assets,  except  that  this restriction does not apply to warrants acquired as a result of the purchase of another security;

         7.       Make securities  loans if the value of such securities  loaned exceeds 30% of the value of the Portfolio's  total assets at the time any loan is made; all loans of portfolio  securities will be fully collateralized  and marked to market  daily.  The  Portfolio  has no current  intention  of making  loans of portfolio securities that would amount to greater than 5% of the Portfolio's total assets; or

         8.       Purchase or sell real estate limited partnership interests.

         9.       Borrow money in excess of 5% of its total assets  (taken at market  value) or borrow other than from banks;  however,  in the case of reverse repurchase  agreements,  the Portfolio may invest in such agreements  with other than  banks  subject to total  asset  coverage  of 300% for such  agreements  and all borrowings;

         10.      Invest  more than 20% of its total  assets in below  investment  grade,  high-risk  bonds, including bonds in default or those with the lowest rating;

         11.      Invest in companies for the purpose of exercising management or control;

         12.      Purchase  securities of open-end or closed-end  investment  companies except in compliance with the 1940 Act; or

         13.      Effect short sales of securities.

         In addition to the restrictions  described above,  some foreign  countries limit, or prohibit,  all direct  foreign  investment  in the  securities  of  their  companies.  However,  the  governments  of  some countries have authorized the  organization of investment  funds to permit  indirect  foreign  investment in such  securities.  For tax purposes these funds may be known as Passive Foreign  Investment  Companies.  The
Portfolio  is subject to certain  percentage  limitations  under the 1940 Act  relating  to the  purchase of securities  of  investment  companies,  and may be  subject to the  limitation  that no more than 10% of the value of the Portfolio's total assets may be invested in such securities.

         Restrictions  with  respect  to  repurchase  agreements  shall be  construed  to be for  repurchase agreements  entered into for the investment of available cash  consistent  with the  Portfolio's  repurchase agreement procedures, not repurchase commitments entered into for general investment purposes.

         If a percentage  restriction on investment or utilization of assets as set forth under  "Investment
Restrictions"  and  "Investment  Policies"  above is adhered to at the time an  investment  is made, a later change in percentage  resulting from changes in the value or the total cost of  Portfolio's  assets will not be considered a violation of the restriction.

AST Federated High Yield Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek  high  current  income  by investing  primarily in a diversified  portfolio of fixed income securities.  The fixed income securities in which the Portfolio intends to invest are lower-rated corporate debt obligations.

Investment Policies:

         Corporate  Debt  Securities.  The Portfolio  invests  primarily in corporate debt  securities.  The corporate debt  obligations in which the Portfolio  intends to invest are expected to be lower-rated.  For a discussion of the special risks  associated  with  lower-rated  securities,  see the Trust's  Prospectus and this  Statement  under "Certain Risk Factors and Investment  Methods."  Corporate debt  obligations in which the Portfolio invests may bear fixed,  floating,  floating and contingent,  or increasing rates of interest.
They may involve  equity  features such as conversion or exchange  rights,  warrants for the  acquisition of common stock of the same or a different issuer,  participations based on revenues,  sales or profits, or the purchase of common  stock in a unit  transaction  (where  corporate  debt  securities  and common  stock are offered as a unit).

         U.S. Government  Obligations.  The types of U.S. government  obligations in which the Portfolio may invest  include,  but are not limited to, direct  obligations of the U.S.  Treasury  (such as U.S.  Treasury
bills,   notes,  and  bonds)  and  obligations  issued  or  guaranteed  by  U.S.   government   agencies  or
instrumentalities  (such as the Federal Home Loan Banks, Federal National Mortgage  Association,  Government
National Mortgage  Association,  Federal Farm Credit Banks,  Tennessee Valley Authority,  Export-Import Bank
of the United  States,  Commodity  Credit  Corporation,  Federal  Financing  Bank,  Student  Loan  Marketing
Association,  Federal  Home Loan  Mortgage  Corporation,  or National  Credit Union  Administration).  These
securities  may be backed by: the full faith and credit of the U.S.  Treasury;  the issuer's right to borrow from the U.S. Treasury;  the discretionary  authority of the U.S. government to purchase certain obligations of agencies or  instrumentalities;  or the credit of the agency or instrumentality  issuing the obligations.
For an  additional  discussion  of the  types of U.S.  government  obligations  in which the  Portfolio  may invest, see the Trust's Prospectus under "Investment Objectives and Policies."

         Time and  Savings  Deposits  and  Bankers'  Acceptances.  The  Portfolio  may  enter  into time and savings deposits (including  certificates of deposit) and may purchase bankers'  acceptances.  The Portfolio may enter into time and savings  deposits  (including  certificates  of deposit)  in  commercial  or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF"),  or the Savings  Association  Insurance
Fund ("SAIF"),  including  certificates of deposit issued by and other time deposits in foreign  branches of
BIF-insured  banks. The Portfolio may also purchase  bankers'  acceptances  issued by a BIF-insured bank, or issued by the bank's Edge Act  subsidiary  and  guaranteed by the bank,  with  remaining  maturities of nine months or less.  The total  acceptances  of any bank held by the Portfolio  cannot exceed 0.25 of 1% of such bank's total deposits  according to the bank's last published  statement of condition  preceding the date of acceptance;  and general obligations of any state,  territory,  or possession of the United States, or their political  subdivisions,  so long as they  are  either  (1)  rated  in one of the  four  highest  grades  by nationally  recognized  statistical rating organizations or (2) issued by a public housing agency and backed by the full faith and credit of the United States.

         When-Issued  and  Delayed   Delivery   Transactions.   The  Portfolio  may  purchase   fixed-income
securities  on a  when-issued  or delayed  delivery  basis.  The  Portfolio  may engage in  when-issued  and delayed delivery  transactions only for the purpose of acquiring  portfolio  securities  consistent with the
Portfolio's  investment  objective  and  policies,  not for  investment  leverage.  These  transactions  are arrangements in which the Portfolio  purchases  securities with payment and delivery  scheduled for a future time.  Settlement  dates may be a month or more  after  entering  into  these  transactions,  and the market values of the  securities  purchased  may vary from the  purchase  prices.  These  transactions  are made to secure what is considered to be an advantageous price and yield for the Portfolio.

         No fees or other expenses,  other than normal  transaction  costs,  are incurred.  However,  liquid assets of the  Portfolio  sufficient to make payment for the  securities  to be purchased are  segregated at the trade date.  These  securities  are marked to market daily and will maintain  until the  transaction  is settled.  For an additional  discussion of when-issued  securities and certain risks involved  therein,  see this Statement under "Certain Risk Factors and Investment Methods."

         Lending Portfolio  Securities.  In order to generate  additional income, the Portfolio may lend its securities to  brokers/dealers,  banks,  or other  institutional  borrowers of  securities.  The  collateral received when the Portfolio  lends  portfolio  securities  must be valued daily and, should the market value of the loaned  securities  increase,  the borrower  must furnish  additional  collateral  to the  Portfolio.
During the time  portfolio  securities  are on loan,  the  borrower  pays the  Portfolio  any  dividends  or interest paid on such  securities.  Loans are subject to  termination  at the option of the Portfolio or the borrower.  The Portfolio may pay  reasonable  administrative  and custodial  fees in connection  with a loan and may pay a negotiated  portion of the interest  earned on the cash or cash  equivalent  collateral to the borrower or placing  broker.  The Portfolio  does not have the right to vote  securities on loan,  but would terminate  the loan and  regain  the right to vote if that were  considered  important  with  respect to the investment.

         Reverse Repurchase  Agreements.  The Portfolio may also enter into reverse  repurchase  agreements.
When  effecting  reverse  repurchase  agreements,  liquid  assets  of  the  Portfolio,  in a  dollar  amount sufficient to make payment for the  obligations  to be purchased,  are  segregated at the trade date.  These securities  are marked to market  daily and are  maintained  until the  transaction  is settled.  During the period any  reverse  repurchase  agreements  are  outstanding,  but only to the extent  necessary  to ensure completion  of the reverse  repurchase  agreements,  the  Portfolio  will restrict the purchase of portfolio instruments  to  money  market  instruments  maturing  on or  before  the  expiration  date  of the  reverse repurchase  agreements.  For a  discussion  of reverse  repurchase  agreements  and certain  risks  involved therein, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Derivative  Instruments  and  Swaps.  The  Portfolio  may  invest in  certain  types of  derivative contracts.  Depending upon how the Portfolio uses  derivative  contracts and the  relationships  between the market value of a  derivative  contract  and the  underlying  asset,  derivative  contracts  may increase or decrease the  Portfolio's  exposure to interest rate risks,  and may also expose the Portfolio to liquidity.
The type of  derivative  contract  that the  Portfolio  may in  invest  in are  known as  swaps.  Swaps  are contracts in which two parties  agree to pay each other (swap) the returns  derived from  underlying  assets with differing  characteristics.  Most swaps do not involve the delivery of the underlying  assets by either party,  and the parties  might not own the assets  underlying  the swap.  The payments are usually made on a net basis so that,  on any given day,  the  Portfolio  would  receive  (or pay) only the amount by which its payment  under the  contract  is less than (or  exceeds)  the  amount of the  other  party's  payment.  Swap agreements are  sophisticated  instruments that can take many different forms, and are known by a variety of names  including  caps,  floors,  and collars.  Common swap  agreements  that the  Portfolio may use include total  return  swaps.  Total return  swaps are  contracts in which one party agrees to make  payments of the total  return from the  underlying  asset during the  specified  period,  in return for payments  equal to a fixed or floating rate of interest or the total return from another underlying asset.

         Portfolio  Turnover.  The  Portfolio  may  experience  greater  portfolio  turnover  than  would be expected with a portfolio of higher-rated  securities.  For an additional  discussion of portfolio turnover, see this Statement and the Trust's Prospectus under "Portfolio Turnover."

         Adverse  Legislation.  In 1989,  legislation  was enacted that required  federally  insured savings and loan  associations  to divest  their  holdings  of  lower-rated  bonds by 1994.  This  legislation  also created  the  Resolution  Trust  Corporation  (the  "RTC"),  which  disposed  of a  substantial  portion  of lower-rated  bonds  held  by  failed  savings  and  loan  associations.  The  reduction  of  the  number  of institutions  empowered  to purchase  and hold  lower-rated  bonds,  and the  divestiture  of bonds by these institutions  and the RTC,  have had an  adverse  impact on the  overall  liquidity  of the  market for such bonds.  Federal  and state  legislatures  and  regulators  have and may  continue  to  propose  new laws and regulations  designed  to limit the number or type of  institutions  that may  purchase  lower-rated  bonds, reduce the tax  benefits to issuers of such bonds,  or  otherwise  adversely  impact the  liquidity  of such bonds.  The Portfolio  cannot predict the likelihood that any of these  proposals will be adopted,  or their potential impact on the liquidity of lower-rated bonds.

         Foreign  Securities.  The Portfolio  may invest up to 5% of its total assets in foreign  securities that are not  publicly  traded in the United  States.  For a  discussion  of  certain  risks  involved  with investing in foreign  securities,  including  currency risks, see this Statement and the Trust's  Prospectus under "Certain Risk Factors and Investment Methods."

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to  the  AST  Federated  High  Yield  Portfolio.  The  limitations  are  not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not invest more than 15% of the value of its net assets in securities that are not readily marketable;

         2.       The  Portfolio  will not  purchase  the  securities  of any  issuer  (other  than the U.S.
government,  its agencies,  or instrumentalities or instruments secured by securities of such issuers,  such as  repurchase  agreements)  if as a result more than 5% of the value of its total  assets would be invested in the  securities  of such  issuer.  For these  purposes,  the  Portfolio  takes all  common  stock and all preferred  stock of an issuer each as a single  class,  regardless of  priorities,  series  designations  or other differences.

AST Lord Abbett Bond-Debenture Portfolio:

Investment  Objective:  The  investment  objective of the  Portfolio is to seek high current  income and the opportunity for capital appreciation to produce a high total return.

Investment Policies:

         Convertible  Securities.  The Portfolio may invest in convertible  bonds and convertible  preferred stocks.  These  investments  tend to be more volatile than debt  securities but tend to be less volatile and produce more income than their underlying common stocks.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST Lord Abbett  Bond-Debenture  Portfolio.  These  limitations are not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

1.       Pledge its assets (other than to secure  borrowings,  or to the extent permitted by the Portfolio's investment policies);

2.       Make short sales of securities;

3.       Invest  knowingly  more  than  15% of its net  assets  (at  the  time of  investment)  in  illiquid securities;

4.       Invest in the securities of other investment companies except in compliance with the 1940 Act;

5.       Invest in real estate  limited  partnership  interests or  interests  in oil, gas or other  mineral leases,  or exploration or other  development  programs,  except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

6.       Write,  purchase or sell puts, calls,  straddles,  spreads or combinations  thereof,  except to the extent permitted in this Statement and the Trust's Prospectus, as they may be amended from time to time;

7.       Invest  more than 10% of the market  value of its gross  assets at the time of  investment  in debt securities that are in default as to interest or principal.

AST DeAM Bond Portfolio:

Investment Objective:      The  investment  objective  of the  Portfolio  is to seek a high level of income, consistent  with the  preservation  of  capital.  The  Portfolio  invests for  current  income,  not capital appreciation.

Investment Policies:

         Private  Activity and Industrial  Development  Bonds.  The Portfolio may invest in private activity and industrial  development  bonds,  which are obligations  issued by or on behalf of public  authorities to raise money to finance  various  privately  owned or operated  facilities  for business  and  manufacturing, housing,  sports and  pollution  control.  These bonds are also used to finance  public  facilities  such as airports,  mass transit systems,  ports,  parking or sewage or solid waste disposal  facilities,  as well as certain  other  facilities  or  projects.  The  payment  of the  principal  and  interest  on such  bonds is generally  dependent solely on the ability of the facility's user to meet its financial  obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Put Bonds..  The Portfolio may invest in "put" bonds,  which are tax exempt  securities  (including securities  with variable  interest rates) that may be sold back to the issuer of the security at face value at the option of the holder  prior to their  stated  maturity.  The  Sub-advisor  intends to  purchase  only those "put" bonds for which the put option is an integral  part of the security as  originally  issued.  The option to "put" the bond back to the  issuer  prior to the  stated  final  maturity  can  cushion  the price decline of the bond in a rising  interest  rate  environment.  However,  the premium  paid,  if any,  for an option to put will have the effect of  reducing  the yield  otherwise  payable on the  underlying  security.
For the purpose of determining the "maturity" of securities  purchased  subject to an option to put, and for the purpose of  determining  the dollar  weighted  average  maturity of the  Portfolio,  the Portfolio  will consider  "maturity"  to be the first  date on which it has the right to demand  payment  from the issuer of the put although the final maturity of the security is later than such date.

         U.S.  Government  Securities.  The Portfolio may invest in  obligations  issued or guaranteed as to both  principal  and  interest  by  the  U.S.  Government,  its  agencies,  instrumentalities  or  sponsored enterprises ("U.S. Government  securities").  Some U.S. Government securities,  such as U.S. Treasury bills, notes  and  bonds,  are  supported  by the full  faith and  credit of the  United  States.  Others,  such as obligations issued or guaranteed by U.S.  Government agencies or  instrumentalities  are supported either by
(i)  the  full  faith  and  credit  of the  U.S.  Government  (such  as  securities  of the  Small  Business
Administration),  (ii) the right of the issuer to borrow from the U.S.  Treasury  (such as securities of the
Federal  Home Loan  Banks),  (iii) the  discretionary  authority  of the U.S.  Government  to  purchase  the agency's  obligations  (such as securities of the Federal National Mortgage  Association),  or (iv) only the credit of the issuer.  No assurance can be given that the U.S.  Government will provide financial support to
U.S. Government agencies or instrumentalities in the future.

         The  Portfolio  may  also  invest  in  separately  traded  principal  and  interest  components  of securities  guaranteed  or issued by the U.S.  Government or its  agencies,  instrumentalities  or sponsored enterprises if such components are traded  independently  under the Separate Trading of Registered  Interest and Principal of Securities  program  ("STRIPS") or any similar  program  sponsored by the U.S.  Government.
STRIPS are sold as zero coupon  securities.  The  Portfolio  may also invest in Treasury  Receipts  ("TRs"),
Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury  Securities  ("CATS"),
all of which are sold as zero coupon  securities.  Additional  information  about Zero Coupon Securities and their risks is included in this Statement under "Certain Risk Factors and Investment Methods."

         Variable and Floating  Rate  Instruments.  The  Portfolio  may invest in variable or floating  rate instruments  and variable rate demand  instruments,  including  variable  amount master demand notes.  These instruments  will normally  involve  industrial  development  or revenue bonds that provide that the rate of interest  is set as a specific  percentage  of a  designated  base rate (such as the prime  rate) at a major commercial bank. In addition,  the interest rate on these  securities may be reset daily,  weekly or on some other reset period and may have a floor or ceiling on interest  rate  changes.  A portfolio  holding such an instrument  can demand  payment of the  obligation at all times or at stipulated  dates on short notice (not to exceed 30 days) at par plus accrued interest.

         Debt  instruments  purchased  by the  Portfolio  may be  structured  to have  variable  or floating interest  rates.  These  instruments  may  include  variable  amount  master  demand  notes that  permit the indebtedness  to vary in  addition  to  providing  for  periodic  adjustments  in the  interest  rates.  The
Sub-advisor  will  consider  the earning  power,  cash flows and other  liquidity  ratios of the issuers and guarantors of such  instruments  and, if the instrument is subject to a demand  feature,  will  continuously monitor  their  financial  ability to meet payment on demand.  Where  necessary to ensure that a variable or floating rate instrument is equivalent to the quality  standards  applicable to the Portfolio's fixed income investments,  the  issuer's  obligation  to pay  the  principal  of the  instrument  will  be  backed  by an unconditional  bank letter or line of credit,  guarantee or commitment to lend.  Any bank  providing  such a bank letter,  line of credit,  guarantee or loan  commitment will meet the  Portfolio's  investment  quality standards  relating to investments in bank obligations.  The Sub-advisor will also continuously  monitor the creditworthiness  of issuers of such instruments to determine  whether the Portfolio should continue to hold the investments.

         The absence of an active  secondary  market for certain variable and floating rate notes could make it difficult to dispose of the  instruments,  and the Portfolio  could suffer a loss if the issuer  defaults or during periods in which the Portfolio is not entitled to exercise its demand rights.

         Variable and floating rate  instruments  held by the Portfolio  will be subject to the  Portfolio's limitation on investments in illiquid  securities when a reliable  trading market for the  instruments  does not exist and the  Portfolio  may not demand  payment of the  principal  amount of such  instruments  within seven days.

         Yields and Ratings.  The yields on certain  obligations,  including the money market instruments in which the Portfolio may invest (such as commercial paper and bank  obligations),  are dependent on a variety of  factors,  including  general  money  market  conditions,  conditions  in the  particular  market for the obligation,  the  financial  condition  of the  issuer,  the  size  of the  offering,  the  maturity  of the obligation  and the ratings of the issue.  The ratings of Standard  and Poor's  Ratings  Group  ("Standard &
Poor's"),  Moody's Investor Service,  Inc. ("Moody's") and other recognized rating  organizations  represent their  respective  opinions as to the quality of the obligations they undertake to rate.  Ratings,  however, are general and are not absolute  standards  of quality or value.  Consequently,  obligations  with the same rating,  maturity and interest rate may have different  market  prices.  See Appendix B to this Statement of
Additional  Information  for a more complete  description of the ratings  assigned by ratings  organizations and their respective characteristics.

         Subsequent to its purchase by the  Portfolio,  a rated security may cease to be rated or its rating may be reduced  below the minimum  rating  required  for purchase by the  Portfolio.  Should the rating of a portfolio  security be downgraded,  the Sub-advisor will determine whether it is in the best interest of the
Portfolio to retain or dispose of such security.

         Convertible  and Preferred  Securities.  Subject to its  investment  objectives  and policies,  the
Portfolio may invest in  convertible  securities,  which are  ordinarily  preferred  stock or long-term debt obligations of an issuer  convertible at a stated exchange rate into common stock of the issuer.  The market value of convertible  securities  tends to decline as interest rates increase and,  conversely,  to increase as interest rates decline.  Convertible  securities  generally  offer lower interest or dividend yields than non-convertible  securities  of  similar  quality.  However,  when  the  market  price of the  common  stock underlying a convertible  security  exceeds the  conversion  price,  the price of the  convertible  security tends to reflect the value of the  underlying  common stock.  As the market price of the  underlying  common stock declines,  the  convertible  security tends to trade  increasingly on a yield basis,  and thus may not depreciate to the same extent as the underlying common stock.  Convertible  securities generally rank senior to common stocks in an issuer's  capital  structure and are  consequently  of higher quality and entail less risk than the issuer's  common  stock.  However,  the extent to which such risk is reduced  depends in large measure  upon the  degree  to which  the  convertible  security  sells  above  its  value as a fixed  income security.  The  convertible  debt  securities  in which each  Portfolio  may invest are  subject to the same rating criteria and downgrade policy as the Portfolio's investments in fixed income securities.

         The Portfolio,  subject to its  investment  objectives,  may purchase  preferred  stock.  Preferred stocks  are  equity  securities,  but  possess  certain  attributes  of debt  securities  and are  generally considered  fixed  income  securities.  Holders  of  preferred  stocks  normally  have the right to  receive dividends at a fixed rate when and as declared by the issuer's  board of directors,  but do not  participate in other amounts  available for  distribution by the issuing  corporation.  Dividends on the preferred stock may be  cumulative,  and in such cases all  cumulative  dividends  usually  must be paid  prior to  dividend payments to common  stockholders.  Because of this  preference,  preferred stocks generally entail less risk than common stocks. Upon liquidation,  preferred stocks are entitled to a specified liquidation  preference, which is  generally  the same as the par or  stated  value,  and are  senior in right of  payment  to common stocks.  However,  preferred  stocks are equity  securities in that they do not represent a liability of the issuer and  therefore  do not offer as great a degree of  protection  of capital or  assurance  of continued
income as  investments in corporate debt  securities.  In addition,  preferred  stocks are  subordinated  in right of payment to all debt obligations and creditors of the issuer,  and convertible  preferred stocks may be subordinated to other preferred stock of the same issuer.

         Municipal  Securities.  To a limited  extent,  the  Portfolio  may invest in municipal  securities.
Municipal  securities  consist  of  bonds,  notes and other  instruments  issued by or on behalf of  states, territories  and  possessions of the United States  (including the District of Columbia) and their political subdivisions,  agencies or  instrumentalities,  the interest on which is exempt from regular  federal income tax (i.e.,  excluded from gross income for federal income tax purposes but not  necessarily  exempt from the federal alternative minimum tax or from state and local taxes).  Municipal  securities may also be issued on a taxable basis (i.e., the interest on such securities is not exempt from regular federal income tax).

         Municipal  securities are often issued to obtain funds for various public  purposes,  including the construction  of a wide range of public  facilities  such as bridges,  highways,  housing,  hospitals,  mass transportation,  schools,  streets and water and sewer  works.  Other public  purposes  for which  municipal securities may be issued include refunding  outstanding  obligations,  obtaining funds for general operating expenses,  and obtaining funds to lend to other public  institutions  and facilities.  Municipal  securities also  include  "private  activity"  or  industrial  development  bonds,  which are issued by or on behalf of public  authorities  to provide  financing  aid to acquire sites or construct or equip  facilities  within a municipality for privately or publicly owned corporations.

         The two principal  classifications of municipal  securities are "general  obligations" and "revenue obligations."  General  obligations  are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest although the  characteristics  and enforcement of general  obligations may vary according to the law applicable to the particular issuer.  Revenue obligations,  which include, but are not limited to, private activity bonds,  resource recovery bonds,  certificates of participation and certain municipal  notes,  are not backed by the credit and taxing  authority  of the issuer and are payable  solely from the revenues  derived from a particular  facility or class of  facilities  or, in some cases,  from the proceeds of a special excise or other specific revenue source.  Nevertheless,  the obligations of the issuer may also be  backed  by a letter  of  credit,  guarantee  or  insurance.  General  obligations  and  revenue obligations may be issued in a variety of forms,  including  commercial paper, fixed,  variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds.

         In  addition  to general  obligations  and  revenue  obligations,  there is a variety of hybrid and special  types of  municipal  securities.  There are also  numerous  differences  in the  credit  backing of municipal securities both within and between these two principal classifications.

         For the purpose of applying the Portfolio's  investment  restrictions,  the  identification  of the issuer of a municipal  security which is not a general  obligation is made by the  Sub-advisor  based on the characteristics  of the  municipal  security,  the most  important  of which is the  source of funds for the payment of principal and interest on such securities.

         An  entire  issue  of  municipal  securities  may  be  purchased  by  one  or  a  small  number  of institutional  investors  such as the  Portfolio.  Thus,  the issue may not be said to be publicly  offered.
Unlike  some  securities  that are not  publicly  offered,  a  secondary  market  exists for many  municipal securities that were not publicly offered initially and such securities can be readily marketable.

         The  obligations  of an issuer to pay the  principal  of and  interest on a municipal  security are subject to the  provisions of  bankruptcy,  insolvency  and other laws  affecting the rights and remedies of creditors,  such as the Federal  Bankruptcy  Act, and laws, if any, that may be enacted by Congress or state legislatures  extending  the time for payment of principal or interest or imposing  other  constraints  upon the  enforcement  of such  obligations.  There is also the  possibility  that,  as a result of litigation or other  conditions,  the  power or  ability  of the  issuer to pay when due  principal  of or  interest  on a municipal security may be materially affected.

         Municipal Leases,  Certificates of Participation  and Other  Participation  Interests.  A municipal lease is an obligation in the form of a lease or  installment  purchase  contract which is issued by a state or local  government to acquire  equipment and facilities.  Income from such obligations is generally exempt from state and local taxes in the state of  issuance  (as well as regular  Federal  income  tax).  Municipal leases frequently  involve special risks not normally  associated with general  obligation or revenue bonds.
Leases and  installment  purchase or conditional  sale contracts  (which  normally  provide for title to the leased  asset to pass  eventually  to the  governmental  issuer)  have  evolved as a means for  governmental issuers to acquire  property and equipment  without meeting the  constitutional  and statutory  requirements for the  issuance  of debt.  The debt  issuance  limitations  are deemed to be  inapplicable  because of the inclusion in many leases or contracts of  "non-appropriation"  clauses that relieve the governmental  issuer of any  obligation to make future  payments  under the lease or contract  unless money is  appropriated  for such purpose by the appropriate  legislative  body on a yearly or other periodic basis.  Thus, a Portfolio's investment  in  municipal  leases will be subject to the special risk that the  governmental  issuer may not appropriate funds for lease payments.

         In addition,  such leases or  contracts  may be subject to the  temporary  abatement of payments in the event the issuer is  prevented  from  maintaining  occupancy  of the leased  premises or  utilizing  the leased  equipment.  Although  the  obligations  may be secured by the leased  equipment or  facilities,  the disposition of the property in the event of  nonappropriation  or foreclosure  might prove  difficult,  time consuming and costly,  and result in an  unsatisfactory  or delayed  recoupment of the Portfolio's  original investment.

         Certificates  of  participation  represent  undivided  interests in municipal  leases,  installment purchase  contracts or other  instruments.  The certificates are typically issued by a trust or other entity which has received an  assignment  of the payments to be made by the state or  political  subdivision  under such leases or installment purchase contracts.

         Certain  municipal lease  obligations and certificates of participation  may be deemed illiquid for the purpose of the  Portfolio's  limitations on investments in illiquid  securities.  Other  municipal lease obligations  and  certificates  of  participation  acquired  by  the  Portfolio  may  be  determined  by the
Sub-advisor  to be liquid  securities  for the purpose of such  Portfolio's  limitation  on  investments  in illiquid  securities.  In determining  the liquidity of municipal  lease  obligations  and  certificates  of participation,  the  Sub-advisor  will  consider a variety  of factors  including:  (1) the  willingness  of dealers to bid for the security;  (2) the number of dealers  willing to purchase or sell the  obligation and the number of other  potential  buyers;  (3) the frequency of trades or quotes for the  obligation;  and (4)
the nature of the  marketplace  trades.  In  addition,  the  Sub-advisor  will  consider  factors  unique to particular lease obligations and certificates of participation  affecting the marketability  thereof.  These include the general  creditworthiness  of the issuer,  the importance to the issuer of the property  covered by the lease and the likelihood that the  marketability of the obligation will be maintained  throughout the time the  obligation is held by the  Portfolio.  The Portfolio may not invest more than 5% of its net assets in municipal leases.

         The Portfolio may purchase  participations  in municipal  securities  held by a commercial  bank or other  financial  institution.  Such  participations  provide a fund with the right to a pro rata  undivided interest in the underlying municipal securities.  In addition, such participations  generally provide a fund with  the  right  to  demand  payment,  on not  more  than  seven  days  notice,  of all or any  part of the
Portfolio's participation interest in the underlying municipal security, plus accrued interest.

         Municipal  Notes.  Municipal  securities  in the form of notes  generally  are used to provide  for short-term  capital  needs,  in  anticipation  of an issuer's  receipt of other  revenues or financing,  and typically  have  maturities  of up to three years.  Such  instruments  may include Tax  Anticipation  Notes,
Revenue  Anticipation  Notes, Bond Anticipation  Notes, Tax and Revenue  Anticipation Notes and Construction
Loan  Notes.  Tax  Anticipation  Notes are issued to  finance  the  working  capital  needs of  governments.
Generally,  they are issued in anticipation of various tax revenues,  such as income, sales,  property,  use and business  taxes,  and are payable from these  specific  future  taxes.  Revenue  Anticipation  Notes are issued in  expectation  of receipt of other  kinds of  revenue,  such as federal  revenues  available  under federal revenue sharing  programs.  Bond  Anticipation  Notes are issued to provide interim  financing until long-term bond financing can be arranged.  In most cases,  the long-term bonds then provide the funds needed for  repayment of the notes.  Tax and Revenue  Anticipation  Notes  combine the funding  sources of both Tax
Anticipation  Notes  and  Revenue   Anticipation  Notes.   Construction  Loan  Notes  are  sold  to  provide
construction  financing.  These  notes  are  secured  by  mortgage  notes  insured  by the  Federal  Housing
Authority;  however,  the  proceeds  from the  insurance  may be less than the  economic  equivalent  of the payment of principal and interest on the mortgage note if there has been a default.  The  obligations  of an issuer of municipal  notes are generally  secured by the  anticipated  revenues  from taxes,  grants or bond financing.  An investment in such instruments,  however,  presents a risk that the anticipated revenues will not be received or that such  revenues  will be  insufficient  to satisfy the issuer's  payment  obligations under the notes or that refinancing will be otherwise unavailable.

         Tax-Exempt   Commercial  Paper.   Issues  of  tax-exempt   commercial  paper  typically   represent
short-term,  unsecured,  negotiable  promissory  notes.  These  obligations  are  issued  by state and local governments  and their agencies to finance  working  capital needs of  municipalities  or to provide interim construction  financing  and are paid  from  general  revenues  of  municipalities  or are  refinanced  with long-term  debt.  In most  cases,  tax-exempt  commercial  paper is backed by  letters  of  credit,  lending agreements,  note  repurchase  agreements  or other  credit  facility  agreements  offered by banks or other institutions.

         Pre-Refunded  Municipal  Securities.  The  principal of and interest on municipal  securities  that have been  pre-refunded  are no longer paid from the original  revenue source for the  securities.  Instead, after  pre-refunding  the source of such payments of the principal of and interest on these  securities  are typically paid from an escrow fund  consisting of obligations  issued or guaranteed by the U.S.  Government.
The assets in the escrow fund are derived  from the  proceeds of  refunding  bonds issued by the same issuer as the  pre-refunded  municipal  securities.  Issuers of municipal  securities  use this  advance  refunding technique  to obtain more  favorable  terms with respect to  securities  that are not yet subject to call or redemption  by the issuer.  For example,  advance  refunding  enables an issuer to  refinance  debt at lower market  interest  rates,  restructure  debt to improve cash flow or eliminate  restrictive  covenants in the indenture or other governing instrument for the pre-refunded  municipal  securities.  However,  except for a change in the  revenue  source  from which  principal  and  interest  payments  are made,  the  pre-refunded municipal  securities  remain  outstanding  on their original terms until they mature or are redeemed by the issuer.  Pre-refunded  municipal securities are usually purchased at a price which represents a premium over their face value.

         Tender Option Bonds.  A tender option bond is a municipal  security  (generally  held pursuant to a
custodial   arrangement)   having  a  relatively  long  maturity  and  bearing  interest  at  a  fixed  rate substantially  higher  than  prevailing  short-term  tax-exempt  rates.  The  bond is  typically  issued  in conjunction  with  the  agreement  of a third  party,  such  as a bank,  broker-dealer  or  other  financial institution,  pursuant  to which such  institution  grants the  security  holders  the  option,  at periodic intervals, to tender their securities to the institution and receive the face value thereof.

         As consideration for providing the option, the financial  institution  receives periodic fees equal to the  difference  between the bond's fixed coupon rate and the rate, as  determined  by a  remarketing  or similar agent at or near the  commencement  of such period,  that would cause the  securities,  coupled with the tender option, to trade at par on the date of such  determination.  Thus, after payment of this fee, the security  holder  effectively  holds a demand  obligation  that bears interest at the prevailing  short-term tax-exempt rate.

         However,  an  institution  will not be obligated to accept  tendered  bonds in the event of certain defaults or a significant  downgrade in the credit rating  assigned to the issuer of the bond. The liquidity of a tender  option  bond is a function  of the credit  quality  of both the bond  issuer and the  financial institution  providing liquidity.  Tender option bonds are deemed to be liquid unless, in the opinion of the
Sub-advisor,  the credit  quality of the bond issuer and the financial  institution  is deemed,  in light of the Portfolio's credit quality requirements, to be inadequate.

         Auction Rate  Securities.  Auction rate  securities  consist of auction rate  municipal  securities and auction rate preferred  securities  issued by closed-end  investment  companies that invest primarily in municipal  securities.  Provided that the auction mechanism is successful,  auction rate securities  usually permit the holder to sell the  securities  in an auction at par value at specified  intervals.  The dividend is reset by "Dutch" auction in which bids are made by  broker-dealers  and other  institutions for a certain amount of  securities  at a specified  minimum  yield.  The  dividend  rate set by the auction is the lowest interest or dividend  rate that covers all  securities  offered for sale.  While this process is designed to permit  auction rate  securities to be traded at par value,  there is the risk that an auction will fail due to insufficient demand for the securities.

         Dividends on auction rate  preferred  securities  issued by a closed-end  fund may be designated as exempt from federal income tax to the extent they are  attributable to tax-exempt  interest income earned by the fund on the  securities  in its  portfolio  and  distributed  to  holders of the  preferred  securities, provided that the preferred  securities  are treated as equity  securities  for federal  income tax purposes and the  closed-end  fund complies  with certain  requirements  under the Internal  Revenue Code of 1986, as amended (the "Code").

         The Portfolio's  investments in auction rate preferred  securities of closed-end  funds are subject to  limitations  on  investments  in other U.S.  registered  investment  companies,  which  limitations  are prescribed by the 1940 Act. These  limitations  include  prohibitions  against acquiring more than 3% of the voting  securities  of any other such  investment  company,  and investing  more than 5% of the  Portfolio's assets in  securities  of any one such  investment  company or more than 10% of its assets in  securities of all such investment  companies.  A Portfolio will indirectly bear its proportionate  share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Portfolio.

         Mortgage-Backed  and  Asset-Backed   Securities.   The  Portfolio  may  invest  in  mortgage-backed
securities,  which represent  direct or indirect  participations  in, or are  collateralized  by and payable from, mortgage loans secured by real property, and asset-backed  securities,  which represent participations in, or are secured by and payable from,  assets such as motor vehicle  installment  sales,  installment loan contracts,  leases of various types of real and personal  property and  receivables  from  revolving  credit
(credit card) agreements and other categories of receivables.

         The  Portfolio may invest in  mortgage-backed  securities  issued or guaranteed by U.S.  Government agencies or  instrumentalities  such as the Government National Mortgage Association  ("GNMA"),  the Federal
National  Mortgage  Association  ("FNMA")  and  the  Federal  Home  Loan  Mortgage  Corporation   ("FHLMC").
Obligations  of GNMA are  backed by the full faith and credit of the U.S.  Government.  Obligations  of FNMA and FHLMC are not backed by the full faith and credit of the U.S.  Government  but are  considered  to be of high quality since they are considered to be  instrumentalities  of the United States.  The market value and yield of these  mortgage-backed  securities  can vary due to market  interest  rate  fluctuations  and early prepayments of underlying  mortgages.  These securities  represent  ownership in a pool of Federally insured mortgage loans with a maximum  maturity of 30 years. The scheduled  monthly interest and principal  payments relating  to  mortgages  in the pool will be  "passed  through"  to  investors.  Government  mortgage-backed securities  differ from  conventional  bonds in that principal is paid back to the certificate  holders over the life of the loan rather  than at  maturity.  As a result,  there will be monthly  scheduled  payments of principal and interest.

         The  Portfolio  may  invest  in  mortgage-backed  securities  issued by  non-governmental  entities including  collateralized  mortgage  obligations  ("CMOs")  and real  estate  mortgage  investment  conduits
("REMICs").  CMOs are securities collateralized by mortgages,  mortgage pass-throughs,  mortgage pay-through bonds  (bonds  representing  an  interest  in a pool of  mortgages  where the cash flow  generated  from the mortgage  collateral pool is dedicated to bond repayment),  and mortgage-backed  bonds (general  obligations of the issuers  payable out of the  issuers'  general  funds and  additionally  secured by a first lien on a pool of single family  detached  properties).  Many CMOs are issued with a number of classes or series which have  different  maturities  and are retired in  sequence.  Investors  purchasing  such CMOs in the shortest maturities  receive or are credited with their pro rata portion of the unscheduled  prepayments of principal up to a  predetermined  portion of the total CMO  obligation.  Until that portion of such CMO  obligation is repaid,  investors in the longer  maturities  receive  interest  only.  Accordingly,  the CMOs in the longer maturity  series are less likely  than other  mortgage  pass-throughs  to be prepaid  prior to their  stated
maturity.  Although  some of the mortgages  underlying  CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA  certificates  or other mortgage  pass-throughs  issued or guaranteed by
U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         REMICs are private  entities  formed for the purpose of holding a fixed pool of  mortgages  secured by an  interest  in real  property.  REMICs  are  similar  to CMOs in that they  issue  multiple  classes of securities,  including  "regular"  interests  and  "residual"  interests.  The  Portfolios  do not intend to acquire  residual  interests in REMICs under  current tax law, due to certain  disadvantages  for  regulated investment  companies  that acquire such  interests.  Mortgage-backed  securities are subject to unscheduled principal  payments  representing  prepayments on the underlying  mortgages.  Although these  securities may offer yields higher than those available from other types of securities,  mortgage-backed  securities may be less  effective  than other  types of  securities  as a means of "locking  in"  attractive  long-term  rates because  of the  prepayment  feature.  For  instance,  when  interest  rates  decline,  the  value  of these securities  likely will not rise as much as comparable  debt  securities due to the prepayment  feature.  In addition,  these prepayments can cause the price of a  mortgage-backed  security  originally  purchased at a premium to decline in price to its par value, which may result in a loss.

         Due to prepayments of the underlying mortgage instruments,  mortgage-backed  securities do not have a known actual  maturity.  In the absence of a known  maturity,  market  participants  generally refer to an estimated  average  life.  The Adviser  believes  that the  estimated  average life is the most  appropriate measure of the maturity of a  mortgage-backed  security.  Accordingly,  in order to  determine  whether such security  is a  permissible  investment,  it will be deemed to have a  remaining  maturity of three years or less if the average  life, as estimated by the  Sub-advisor,  is three years or less at the time of purchase of the  security  by the  Portfolio.  An average  life  estimate is a function  of an  assumption  regarding anticipated  prepayment  patterns.  The assumption is based upon current interest rates,  current conditions in the relevant  housing  markets and other  factors.  The  assumption is  necessarily  objective,  and thus different market  participants  could produce somewhat  different  average life estimates with regard to the same security.  Although the  Sub-Advisor  will monitor the average life of the portfolio  securities of the
Portfolio  with a portfolio  maturity  policy and make  needed  adjustments  to comply with the  Portfolio's policy as to average dollar  weighted  portfolio  maturity,  there can be no assurance that the average life of portfolio securities as estimated by the Sub-adviser will be the actual average life of such securities.

         The Portfolio may at times, invest a significant percentage of its assets in CMOs.

         Additional  information  about  mortgage-backed  and  asset-backed  securities  and their  risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Securities.  Subject to its  investment  objective and policies,  the Portfolio may invest in securities of foreign  issuers and  supranational  entities.  The investments of the Portfolio in foreign
securities  may  be  denominated  only  in  the  U.S.  dollar.   Foreign  securities  may  offer  investment
opportunities  not available in the United States,  but such investments also involve  significant risks not typically associated with investing in domestic securities.

         The foreign  government  securities  in which the Portfolio  may invest  generally  consist of debt obligations  issued or  guaranteed  by  national,  state or  provincial  governments  or  similar  political subdivisions.  The  Portfolio  may  invest  in  foreign  government  securities  in  the  form  of  American
Depositary Receipts.  Foreign government securities also include debt securities of supranational  entities.
Quasi-governmental  and supranational entities include international  organizations  designated or supported by  governmental  entities to promote  economic  reconstruction  or development  and  international  banking institutions and related  government  agencies.  Examples include the International  Bank for Reconstruction and  Development  (the "World Bank"),  the Japanese  Development  Bank, the Asian  Development  Bank and the
InterAmerican  Development Bank.  Currently,  the Portfolio intends to invest only in obligations  issued or guaranteed by the Asian Development Bank, the  Inter-American  Development Bank, the International  Bank for
Reconstruction  and  Development  (the "World Bank"),  the African  Development  Bank, the European Coal and
Steel Community,  the European Economic  Community,  the European  Investment Bank and the Nordic Investment
Bank.  Foreign  government  securities  also include  mortgage-related  securities  issued or  guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

         Additional  information about Foreign  Securities and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Equity and Equity-Related  Securities.  The Portfolio may invest in common stock,  preferred stock, warrants,  purchased call options and other rights to acquire stock.  The market value of an equity security will  increase or  decrease  depending  on market  conditions.  This  affects the value of the shares of the
Portfolio.

         Repurchase  Agreements.  The  Portfolio  may enter  into  repurchase  agreements.  In a  repurchase agreement,  a Portfolio  buys a security  subject to the right and  obligation  to sell it back to the other party at the same  price  plus  accrued  interest.  The  Portfolio's  custodian  will hold the  security  as collateral for the  repurchase  agreement.  Collateral  must be maintained at a value at least equal to 102%
of the  repurchase  price,  but repurchase  agreements  involve some credit risk to a portfolio if the other party  defaults  on its  obligation  and the  Portfolio  is delayed in or  prevented  from  liquidating  the collateral.  Additional  information  about  repurchase  agreements  and  their  risks is  included  in this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         When-Issued  Purchases  and Forward  Commitments  (Delayed  Delivery).  The  Portfolio may purchase securities on a when-issued,  delayed  delivery or forward  commitment  basis.  When these  transactions are negotiated,  the price of the  securities is fixed at the time of the  commitment,  but delivery and payment may take place up to 90 days after the date of the commitment to purchase for equity  securities,  and up to
45 days after such date for fixed income securities.  When-issued  securities or forward commitments involve a risk of loss if the  value  of the  security  to be  purchased  declines  prior  to the  settlement  date.
Additional  information  about these types of investments  and their risks is included in this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Borrowing.  The Portfolio may borrow for temporary or emergency  purposes,  although  borrowings by the  Portfolio  may not exceed 10% of the value of its total assets.  This  borrowing may be unsecured.  The
1940  Act  requires  a fund  to  maintain  continuous  asset  coverage  (that  is,  total  assets  including borrowings,  less  liabilities  exclusive  of  borrowings)  of 300% of the  amount  borrowed.  If the  asset coverage should decline below 300% as a result of market  fluctuations  or for other reasons,  the Portfolio will be required to sell some of its portfolio  securities  within three days to reduce its  borrowings  and restore the 300% asset  coverage,  even though it may be  disadvantageous  from an investment  standpoint to sell  securities  at that  time.  The  Portfolio  may not make  additional  investments  while they have any borrowings  outstanding.  Borrowing  generally will exaggerate the effect on net asset value of any increase or decrease in the market value of the  portfolio.  Money  borrowed will be subject to interest  costs which may or may not be  recovered  by  appreciation  of the  securities  purchased.  The  Portfolio  also  may be required to maintain  minimum  average  balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit;  either of these  requirements  would increase the cost of borrowing over the stated interest rate.

         Mortgage  Dollar  Rolls.  The  Portfolio  may  enter  into  mortgage  "dollar  rolls"  in which the
Portfolio  sells  securities  for delivery in the current month and  simultaneously  contracts to repurchase substantially  similar (same type,  coupon and maturity)  securities on a specified future date.  During the roll  period,  the  Portfolio  forgoes  principal  and interest  paid on the  securities.  The  Portfolio is compensated  by the  difference  between the current  sales price and the lower forward price for the future purchase  (often  referred to as the "drop") or fee income and by the interest  earned on the cash  proceeds of the initial  sale. A "covered  roll" is a specific  type of dollar roll for which there is an  offsetting cash position or a cash  equivalent  security  position  which  matures on or before the forward  settlement date of the dollar roll transaction. The Portfolio may enter into both covered and uncovered rolls.

         Commercial  Paper.  Commercial  paper is a short-term,  unsecured  negotiable  promissory note of a
U.S or non-U.S  issuer.  The  Portfolio  may purchase  commercial  paper.  The  Portfolio may also invest in variable  rate master  demand  notes  which  typically  are issued by large  corporate  borrowers  and which provide for  variable  amounts of principal  indebtedness  and periodic  adjustments  in the interest  rate.
Demand notes are direct lending  arrangements  between a fund and an issuer,  and are not normally traded in a secondary  market.  The Portfolio,  however,  may demand payment of principal and accrued  interest at any time.  In  addition,  while  demand  notes  generally  are not rated,  their  issuers  must satisfy the same criteria as those that apply to issuers of  commercial  paper.  The  Sub-advisor  will  consider the earning power,  cash flow and other liquidity  ratios of issuers of demand notes and continually  will monitor their financial ability to meet payment on demand.

         Bank   Obligations.   The  Portfolio's   investments  in  money  market   instruments  may  include
certificates  of deposit,  time  deposits  and bankers'  acceptances.  Certificates  of Deposit  ("CDs") are short-term  negotiable  obligations of commercial banks. Time Deposits ("TDs") are  non-negotiable  deposits maintained  in banking  institutions  for  specified  periods  of time at stated  interest  rates.  Bankers'
acceptances  are  time  drafts  drawn  on  commercial   banks  by  borrowers   usually  in  connection  with
international transactions.
         U.S.  commercial  banks  organized under federal law are supervised and examined by the Comptroller of the  Currency  and are  required  to be members of the  Federal  Reserve  System and to be insured by the
Federal  Deposit  Insurance  Corporation  (the "FDIC").  U.S. banks organized under state law are supervised and examined by state banking  authorities  but are members of the Federal Reserve System only if they elect to join.  Most state banks are insured by the FDIC (although  such insurance may not be of material  benefit to the  Portfolio,  depending  upon the principal  amount of CDs of each bank held by the Portfolio) and are subject to federal  examination  and to a  substantial  body of federal law and  regulation.  As a result of governmental  regulations,  U.S.  branches of U.S.  banks,  among other  things,  generally  are required to maintain  specified  levels of reserves,  and are subject to other  supervision  and regulation  designed to promote financial  soundness.  U.S. savings and loan associations,  the CDs of which may be purchased by the
Portfolio,  are supervised and subject to examination by the Office of Thrift Supervision.  U.S. savings and loan  associations are insured by the Savings  Association  Insurance Fund which is administered by the FDIC and backed by the full faith and credit of the U.S. Government.

Investment  Policies  Which May Be Changed  Without  Shareholder  Approval.  The following  limitations  are applicable to the AST DeAM Bond Portfolio.  These  limitations are not  "fundamental"  restrictions  and may be changed by the Trustees without shareholder approval.

1.       The Portfolio may not invest in illiquid securities in an amount exceeding,  in the aggregate,  15%
of the  Portfolio's  net  assets.  An illiquid  security  is a security  that cannot be disposed of promptly
(within seven days) and in the usual course of business without a loss, and includes  repurchase  agreements maturing in excess of seven days, time deposits with a withdrawal  penalty,  non-negotiable  instruments and instruments for which no market exists.

2.       The Portfolio may not purchase securities of other  U.S.-registered  investment companies except as permitted by the Investment  Company Act of 1940 and the rules,  regulations  and any  applicable  exemptive order issued thereunder.

AST PIMCO Total Return Bond Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek to maximize  total  return,
consistent  with  preservation  of  capital.   The  Sub-advisor  will  seek  to  employ  prudent  investment management  techniques,  especially  in light of the  broad  range of  investment  instruments  in which the
Portfolio may invest.

Investment Policies:

         Borrowing.  The Portfolio  may borrow for temporary  administrative  purposes.  This  borrowing may be unsecured.  The 1940 Act requires the Portfolio to maintain  continuous  asset  coverage  (that is, total assets including  borrowings,  less liabilities  exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market  fluctuations  or other reasons,  the Portfolio may be  required  to sell some of its  holdings  within  three days to reduce the debt and  restore the 300%
asset coverage,  even though it may be disadvantageous  from an investment  standpoint to sell securities at that time.  Borrowing  will tend to exaggerate  the effect on net asset value of any increase or decrease in the market value of the  Portfolio.  Money  borrowed will be subject to interest  costs which may or may not be recovered by  appreciation  of the securities  purchased.  The Portfolio also may be required to maintain minimum  average  balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of  credit;  either of these  requirements  would  increase  the cost of  borrowing  over the  stated
interest rate.

         In  addition  to the  above,  the  Portfolio  may enter  into  reverse  repurchase  agreements  and
"mortgage  dollar  rolls."  A  reverse  repurchase  agreement  involves  the  sale  of a  portfolio-eligible security by the  Portfolio,  coupled with its agreement to repurchase the instrument at a specified time and price.  In a "dollar roll"  transaction  the Portfolio  sells a  mortgage-related  security  (such as a GNMA security)  to a dealer  and  simultaneously  agrees  to  repurchase  a  similar  security  (but not the same security)  in the  future  at a  pre-determined  price.  A  "dollar  roll"  can be  viewed,  like a  reverse repurchase  agreement,  as a  collateralized  borrowing in which the  Portfolio  pledges a  mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio  enters into a dollar roll  transaction  is not obligated to return the same  securities as those originally sold by the Portfolio,  but only securities which are  "substantially  identical." To be considered  "substantially  identical,"  the  securities  returned to the Portfolio  generally  must: (1) be collateralized  by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar  original stated  maturity;  (4) have identical net coupon rates;  (5)
have similar  maturity:  (4) have identical net coupon rates;  (5) have similar market yields (and therefore price); and (6) satisfy "good delivery"  requirements,  meaning that the aggregate  principal amounts of the securities  delivered  and  received  back  must  be  within  2.5%  of the  initial  amount  delivered.  The
Portfolio's  obligations  under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account.

         Both dollar roll and reverse  repurchase  agreements will be subject to the 1940 Act's  limitations on borrowing,  as discussed above.  Furthermore,  because dollar roll  transactions may be for terms ranging between  one  and six  months,  dollar  roll  transactions  may be  deemed  "illiquid"  and  subject  to the
Portfolio's overall limitations on investments in illiquid securities.

         Corporate   Debt   Securities.   The   Portfolio's   investments   in  U.S.   dollar-   or  foreign
currency-denominated  corporate  debt  securities  of domestic or foreign  issuers are limited to  corporate debt  securities  (corporate  bonds,  debentures,  notes  and  other  similar  corporate  debt  instruments, including convertible  securities) which meet the minimum ratings criteria set forth for the Portfolio,  or, if unrated,  are in the  Sub-advisor's  opinion  comparable in quality to corporate debt securities in which the  Portfolio  may  invest.  In the event  that  ratings  services  assign  different  ratings  to the same security,  the Sub-advisor will determine which rating it believes best reflects the security's  quality and risk at that time,  which may be the higher of the several  assigned  ratings.  The rate of return or return of principal on some debt  obligations  may be linked or indexed to the level of exchange  rates between the
U.S. dollar and a foreign currency or currencies.

         Among the  corporate  bonds in which  the  Portfolio  may  invest  are  convertible  securities.  A convertible  security is a bond,  debenture,  note,  or other  security  that entitles the holder to acquire common  stock or  other  equity  securities  of the  same or a  different  issuer.  A  convertible  security generally  entitles the holder to receive  interest paid or accrued until the convertible  security  matures or is redeemed,  converted or exchanged.  Before  conversion,  convertible  securities have  characteristics similar  to  nonconvertible  debt  securities.  Convertible  securities  rank  senior to  common  stock in a corporation's  capital structure and,  therefore,  generally entail less risk than the corporation's  common stock,  although the extent to which such risk is reduced  depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A  convertible  security  may  be  subject  to  redemption  at  the  option  of  the  issuer  at  a predetermined  price.  If a  convertible  security  held by the  Portfolio  is called  for  redemption,  the
Portfolio  will be required to permit the issuer to redeem the security and convert it to underlying  common stock,  or will sell the  convertible  security to a third party.  The Portfolio  generally  would invest in convertible  securities  for their  favorable  price  characteristics  and total return  potential and would normally not exercise an option to convert.

         Investments  in  securities  rated below  investment  grade that are  eligible  for purchase by the
Portfolio  (i.e.,  rated B or better by Moody's or S&P) are described as  "speculative"  by both Moody's and
S&P.  Investment in lower-rated  corporate debt  securities  ("high yield  securities")  generally  provides greater  income and increased  opportunity  for capital  appreciation  than  investments  in higher  quality securities,  but they also typically  entail greater price  volatility and principal and income risk.  These high yield securities are regarded as high risk and  predominantly  speculative with respect to the issuer's continuing  ability to meet principal and interest  payments.  The market for these securities is relatively new, and many of the  outstanding  high yield  securities  have not endured a major  business  recession.  A long-term track record on default rates,  such as that for investment grade corporate bonds,  does not exist for this market.  Analysis of the  creditworthiness  of issuers of debt  securities  that are high yield may be more complex than for issuers of higher quality debt securities.

         High yield,  high risk  securities may be more  susceptible to real or perceived  adverse  economic and competitive  industry  conditions than investment grade  securities.  The price of high yield securities have been found to be less sensitive to  interest-rate  adverse economic  downturns or individual  corporate developments.  A projection of an economic  downturn or of a period of rising interest  rates,  for example, could cause a decline in high yield  security  prices  because the advent of a  recession  could  lessen the ability of a highly leveraged  company to make principal and interest  payments on its debt  securities.  If an issuer of high  yield  securities  defaults,  in  addition  to  risking  payment  of all or a portion  of interest and principal,  the Portfolio may incur additional  expenses to seek recovery.  In the case of high yield securities  structured as zero-coupon or pay-in-kind  securities,  their market prices are affected to a greater  extent by interest rate changes,  and therefore  tend to be more volatile than  securities  which pay interest periodically and in cash.

         The secondary  market on which high yield,  high risk securities are traded may be less liquid than the market for higher grade  securities.  Less  liquidity in the secondary  trading  market could  adversely affect the price at which the Portfolio  could sell a high yield security,  and could  adversely  affect the daily net asset value of the shares.  Adverse  publicity and investor  perceptions,  whether or not based on fundamental  analysis,  may  decrease  the values and  liquidity of high yield  securities  especially  in a thinly-traded  market.  When  secondary  markets for high yield  securities  are less liquid than the market for higher grade  securities,  it may be more difficult to value the  securities  because such valuation may require more  research,  and elements of judgment may play a greater role in the valuation  because there is less reliable,  objective data available.  The  Sub-advisor  seeks to minimize the risks of investing in all securities  through  diversification,  in-depth  credit  analysis and attention to current  developments  in interest  rates  and  market  conditions.  For  an  additional  discussion  of  certain  risks  involved  in lower-rated debt securities,  see this Statement and the Trust's  Prospectus under "Certain Risk Factors and
Investment Objectives."

         Participation  on  Creditors  Committees.  The  Portfolio  may  from  time to time  participate  on committees  formed by  creditors  to  negotiate  with the  management  of  financially  troubled  issuers of securities  held by the Portfolio.  Such  participation  may subject the Portfolio to expenses such as legal fees and may make the  Portfolio an "insider"  of the issuer for  purposes of the federal  securities  laws, and  therefore  may  restrict  the  Portfolio's  ability to trade in or acquire  additional  positions  in a particular  security  when it might  otherwise  desire  to do so.  Participation  by the  Portfolio  on such committees  also may expose the  Portfolio to potential  liabilities  under the federal  bankruptcy  laws or other  laws  governing  the  rights of  creditors  and  debtors.  The  Portfolio  will  participate  on such committees only when the Sub-advisor  believes that such  participation is necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related   Securities.   The   Portfolio   may   invest  in   mortgage-backed   securities.
Mortgage-related  securities  are  interests  in pools of mortgage  loans made to  residential  home buyers, including  mortgage loans made by savings and loan  institutions,  mortgage  bankers,  commercial  banks and
others.   Pools  of  mortgage   loans  are  assembled  as  securities  for  sale  to  investors  by  various governmental,  government-related  and private organizations (see "Mortgage Pass-Through  Securities").  The
Portfolio  may  also  invest  in  debt  securities   which  are  secured  with   collateral   consisting  of
mortgage-related   securities  (see  "Collateralized   Mortgage   Obligations"),   and  in  other  types  of
mortgage-related securities.

         Interests  in pools of  mortgage-related  securities  differ from other  forms of debt  securities, which  normally  provide for  periodic  payment of  interest in fixed  amounts  with  principal  payments at maturity or specified call dates.  Instead,  these  securities  provide a monthly  payment which consists of both  interest  and  principal  payments.  In effect,  these  payments are a  "pass-through"  of the monthly payments made by the individual  borrowers on their  residential or commercial  mortgage  loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by  repayments of principal  resulting from the sale of the underlying  property,  refinancing or foreclosure,  net of fees or costs  which  may  be  incurred.  Some  mortgage-related  securities  (such  as  securities  issued  by  the
Government  National  Mortgage  Association)  are  described as "modified  pass-through."  These  securities entitle the holder to receive all  interest  and  principal  payments  owned on the  mortgage  pool,  net of certain fees, at the scheduled  payment dates regardless of whether or not the mortgagor  actually makes the payment.

         The principal  governmental  guarantor of  mortgage-related  securities is the Government  National
Mortgage  Association  ("GNMA").  GNMA is a wholly owned United  States  Government  corporation  within the
Department  of Housing and Urban  Development.  GNMA is  authorized  to  guarantee,  with the full faith and credit of the United States  Government,  the timely payment of principal and interest on securities  issued by  institutions  approved by GNMA (such as savings and loan  institutions,  commercial  banks and  mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors  (i.e., not backed by the full faith and credit of the United States
Government)  include the Federal National Mortgage  Association  ("FNMA") and the Federal Home Loan Mortgage
Corporation   ("FHLMC").   FNMA  is  a   government-sponsored   corporation   owned   entirely   by  private
stockholders.  It is  subject to general  regulation  by the  Secretary  of Housing  and Urban  Development.
FNMA  purchases  conventional  (i.e.,  not  insured or  guaranteed  by any  government  agency)  residential mortgages from a list of approved  seller/servicers  which include state and federally chartered savings and loan  associations,  mutual  savings  banks,  commercial  banks and  credit  unions  and  mortgage  bankers.
Pass-though  securities  issued by FNMA are  guaranteed  as to timely  payment of principal  and interest by
FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing  the  availability  of mortgage credit for  residential  housing.  It is a  government-sponsored  corporation  formerly  owned by the twelve
Federal  Home Loan  Banks  and now owned  entirely  by  private  stockholders.  FHLMC  issues  Participation
Certificates   ("PC's")  which  represent   interests  in  conventional   mortgages  from  FHLMC's  national
portfolio.  FHLMC  guarantees the timely payment of interest and ultimate  collection of principal,  but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks,  savings and loan institutions,  private mortgage insurance  companies,  mortgage bankers and other  secondary  market  issuers  also create  pass-though  pools of  conventional  residential mortgage  loans.  Such issuers may, in  addition,  be the  originators  and/or  servicers of the  underlying mortgage  loans  as well  as the  guarantors  of the  mortgage-related  securities.  Pools  created  by such nongovernmental  issuers  generally offer a higher rate of interest than  government and  government-related pools  because  there are no direct or indirect  government  or agency  guarantees of payments in the former pools.  However,  timely  payment of interest and principal of these pools may be supported by various forms of insurance or guarantees,  including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The  insurance  and  guarantees  are issued by  governmental  entities,  private  insurers  and the mortgage  poolers.  Such insurance and guarantees and the  creditworthiness  of the issuers  thereof will be considered  in  determining  whether a  mortgage-related  security  meets  the  Trust's  investment  quality standards.  There can be no assurance  that the private  insurers or guarantors  can meet their  obligations under the insurance policies or guarantee  arrangements.  The Portfolio may buy mortgage-related  securities without  insurance or guarantees  if,  through an  examination  of the loan  experience and practices of the originator/servicers  and poolers,  the Sub-advisor  determines that the securities meet the Trust's quality standards.  Although the market for such securities is becoming  increasingly  liquid,  securities issued by
certain  private   organizations   may  not  be  readily   marketable.   The  Portfolio  will  not  purchase
mortgage-related  securities  or any other assets which in the  Sub-advisor's  opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed  securities that are issued or guaranteed by the U.S.  Government,  its agencies or instrumentalities,  are not subject to the Portfolio's  industry  concentration  restrictions,  set forth in this Statement under  "Investment  Restrictions," by virtue of the exclusion from that test available to all
U.S.  Government  securities.  In the case of privately issued  mortgage-related  securities,  the Portfolio takes  the  position  that  mortgage-related  securities  do  not  represent  interests  in  any  particular
"industry"  or  group  of  industries.  The  assets  underlying  such  securities  may be  represented  by a
portfolio  of  first  lien  residential   mortgages  (including  both  whole  mortgage  loans  and  mortgage participation  interests) or portfolios of mortgage  pass-through  securities  issued or guaranteed by GNMA,
FNMA or FHLMC.  Mortgage loans underlying a  mortgage-related  security may in turn be insured or guaranteed by the Federal Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue mortgage-related  securities  whose  underlying  assets are  neither  U.S.  Government  securities  nor U.S.
Government-insured  mortgages,  to the extent that real  properties  securing  such assets may be located in the same  geographical  region,  the  security  may be  subject  to a greater  risk of  default  that  other comparable  securities in the event of adverse economic,  political or business developments that may affect such region and  ultimately,  the ability of  residential  homeowners  to make  payments  of  principal  and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage  pass-through  security.  Similar to a bond,  interest and prepaid principal is paid, in most cases,  semiannually.  CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically collateralized  by portfolios of mortgage  pass-through  securities  guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are  structured  into  multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a  modified  form of call  protection  through a de facto  breakdown  of the  underlying  pool of  mortgages
                                                 --------
according  to how quickly the loans are  repaid.  Monthly  payment of  principal  received  from the pool of underlying mortgages,  including  prepayments,  is first returned to investors holding the shortest maturity class.  Investors  holding the longer  maturity  classes  receive  principal  only after the first class has been retired.  An investor is partially  guarded  against a sooner than desired return or principal  because of the sequential payments.

         In a typical CMO transaction,  a corporation  ("issuer")  issues multiple series (e.g., A, B, C, Z)
of the CMO bonds  ("Bonds").  Proceeds  of the Bond  offering  are used to  purchase  mortgages  or mortgage pass-through  certificates  ("Collateral").  The  Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest  payments from the  Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The  Series A, B, and C Bonds all bear  current  interest.  Interest  on the Series
Z Bond is accrued and added to  principal  and a like amount is paid as  principal  on the Series A, B, or C
Bond  currently  being paid off. When the Series A, B, and C Bonds are paid in full,  interest and principal on the Series Z Bond begins to be paid  currently.  With some CMOs,  the issuer serves as a conduit to allow loan  originators  (primarily  builders  or savings  and loan  associations)  to borrow  against  their loan portfolios.

                  FHLMC  Collateralized  Mortgage  Obligations.  FHLMC  CMOs are debt  obligations  of FHLMC issued in multiple  classes  having  different  maturity  dates which are secured by the pledge of a pool of conventional  mortgage  loans  purchased by FHLMC.  Unlike FHLMC PCs,  payments of principal and interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's  mandatory  sinking fund schedule,  which, in turn, is equal to  approximately  100% of FHA  prepayment  experience  applied to the mortgage  collateral  pool. All sinking fund payments in the CMOs are  allocated to the  retirement  of the  individual  classes of bonds in the order of their stated  maturities.  Payment of principal on the mortgage  loans in the  collateral  pool in excess of the amount of FHLMC's  minimum  sinking  fund  obligation  for any payment date are paid to the holders  of the CMOs as  additional  sinking  fund  payments.  Because of the  "pass-through"  nature of all principal  payments  received on the collateral pool in excess of FHLMC's minimum sinking fund  requirement, the rate at which  principal  of the CMOs is  actually  repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments)  on the mortgage  loans during any  semiannual payment period is not sufficient to meet FHLMC's  minimum  sinking fund  obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria  for the  mortgage  loans in the pool  backing  the FHLMC CMOs are  identical  to those of
FHLMC PCs.  FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         For an additional  discussion of  mortgage-backed  securities and certain risks  involved  therein, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include securities other than those described above that directly or indirectly  represent a participation  in, or are secured by and payable  from,  mortgage  loans on real  property,  including  CMO  residuals  or  stripped  mortgage-backed securities.  Other  mortgage-related  securities  may be equity or debt  securities  issued by  agencies  or instrumentalities  of the U.S.  Government or by private  originators  of, or investors in,  mortgage loans, including savings and loan associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are  derivative  mortgage  securities  issued by agencies or instrumentalities  of the U.S.  Government or by private  originators  of, or investors in,  mortgage loans, including savings and loan associations,  homebuilders,  mortgage banks,  commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow  generated by the  mortgage  assets  underlying a series of CMOs is applied  first to make required  payments of principal  and interest on the CMOs and second to pay the related  administrative expenses of the issuer.  The residual in a CMO  structure  generally  represents  the interest in any excess cash flow  remaining  after  making the  foregoing  payments.  Each  payment of such  excess  cash flow to a holder of the related CMO  residual  represents  income  and/or a return of capital.  The amount of residual cash flow  resulting  from a CMO will depend on, among other  things,  the  characteristics  of the mortgage assets,  the coupon  rate of each class of CMO,  prevailing  interest  rates,  the amount of  administrative expenses and the  prepayment  experience on the mortgage  assets.  In  particular,  the yield to maturity on
CMO residuals is extremely  sensitive to prepayments on the related underlying  mortgage assets, in the same
manner  as  an   interest-only   ("IO")   class  of   stripped   mortgage-backed   securities.   See  "Other
Mortgage-Related  Securities  -- Stripped  Mortgage-Backed  Securities."  In addition,  if a series of a CMO includes a class that bears  interest  at an  adjustable  rate,  the yield to  maturity  on the  related CMO residual  will also be  extremely  sensitive to changes in the level of the index upon which  interest  rate adjustments are based. As described below with respect to stripped  mortgage-backed  securities,  in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO  residuals  are  generally  purchased  and  sold by  institutional  investors  through  several investment  banking  firms  acting as brokers or dealers.  The CMO  residual  market has only very  recently developed  and CMO  residuals  currently  may not have the  liquidity of other more  established  securities trading in other markets.  Transactions  in CMO residuals are generally  completed only after careful review of the  characteristics  of the securities in question.  In addition,  CMO residuals may or,  pursuant to an exemption  therefrom,  may not have been  registered  under the  Securities  Act of 1933,  as  amended.  CMO residuals,  whether  or  not  registered  under  such  Act,  may  be  subject  to  certain  restrictions  on transferability,  and may be deemed  "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities ("SMBS") are derivative  multi-class  mortgage  securities.  SMBS may be issued by agencies or  instrumentalities  of the
U.S. Government,  or by private originators of, or investors in, mortgage loans,  including savings and loan associations,  mortgage  banks,  commercial  banks,  investment  banks and special  purpose  entities of the foregoing.

         SMBS are usually  structured  with two classes that receive  different  proportions of the interest and  principal  distributions  on a pool of  mortgage  assets.  A common  type of SMBS  will  have one class receiving  some of the interest and most of the principal  from the mortgage  assets,  which the other class will receive most of the interest and the remainder of the  principal.  In the most extreme case,  one class will receive all of the  interest  (the IO class),  while the other class will receive all of the  principal
(the  principal-only  or "PO"  class).  The yield to maturity on an IO class is  extremely  sensitive to the rate of principal payments  (including  prepayments) on the related underlying  mortgage assets, and a rapid rate of principal  payments may have a material  adverse  effect on the  Portfolio's  yield to maturity from these  securities.  If the underlying  mortgage assets  experience  greater than anticipated  prepayments of principal,  the Portfolio may fail to fully recoup its initial  investment in these  securities  even if the security is in one of the highest rating categories.

         Although  SMBS are  purchased  and  sold by  institutional  investors  through  several  investment banking firms acting as brokers or dealers,  these  securities  were only recently  developed.  As a result, established  trading  markets  have not yet  developed  and,  accordingly,  these  securities  may be deemed
"illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other  Asset-Backed  Securities.   Similarly,  the  Sub-advisor  expects  that  other  asset-backed securities  (unrelated  to mortgage  loans) will be offered to  investors  in the future.  Several  types of asset-backed  securities may be offered to investors,  including  Certificates  for Automobile  Receivables.
For a discussion of automobile  receivables,  see this Statement  under "Certain Risk Factors and Investment
Methods."  Consistent  with the Portfolio's  investment  objectives and policies,  the Sub-advisor  also may invest in other types of asset-backed securities.

         Foreign  Securities.  The Portfolio  may invest in corporate  debt  securities  of foreign  issuers
(including  preferred or preference  stock),  certain foreign bank obligations (see "Bank  Obligations") and
U.S.  dollar- or foreign  currency-denominated  obligations of foreign  governments  or their  subdivisions, agencies and  instrumentalities,  international  agencies and  supranational  entities.  The  Portfolio  may invest up to 20% of its assets in securities  denominated in foreign currencies,  and may invest beyond this limit in U.S.  dollar-denominated  securities of foreign issuers.  The Portfolio may invest up to 10% of its assets in  securities  of issuers  based in  emerging  market  countries.  Investing  in the  securities  of foreign issuers involves special risks and  considerations  not typically  associated with investing in U.S.
companies.  For a discussion of certain risks involved in foreign  investments,  in general, and the special risks of investing in developing  countries,  see this Statement and the Trust's  Prospectus  under "Certain
Risk Factors and Investment Methods."

         The Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures contracts and related  options (see  ""Derivative  Instruments"),  and enter into forward  foreign  currency exchange  contracts in order to protect  against  uncertainty in the level of future foreign  exchange rates in the purchase and sale of securities.

         A forward  foreign  currency  contract  involves  an  obligation  to  purchase  or sell a  specific currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the  parties,  at a price  set at the tine of the  contract.  These  contracts  may be  bought or sold to protect the Portfolio  against a possible loss resulting from an adverse change in the relationship  between foreign  currencies  and the U.S.  dollar or to increase  exposure to a particular  foreign  currency.  Open positions in forward  contracts are covered by the segregation  with the Trust's  custodian of cash or other liquid  assets and are marked to market  daily.  Although  such  contracts are intended to minimize the risk of loss due to a decline on the value of the  hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady  Bonds.  The  Portfolio  may  invest  in Brady  Bonds.  Brady  Bonds are  securities  created through the  exchange  of existing  commercial  bank loans to  sovereign  entities  for new  obligations  in connection with debt  restructurings  under a debt restructuring plan introduced by former U.S. Secretary of the Treasury,  Nicholas F. Brady (the "Brady Plan").  Brady Plan debt  restructurings  have been implemented in a number of countries,  including in Argentina,  Bolivia,  Bulgaria,  Costa Rica, the Dominican Republic,
Ecuador,  Jordan,  Mexico, Niger,  Nigeria, the Philippines,  Poland,  Uruguay, and Venezuela.  In addition,
Brazil has  concluded a Brady-like  plan. It is expected that other  countries  will  undertake a Brady Plan in the future.

         Brady  Bonds  do  not  have  a  long  payment  history.   Brady  Bonds  may  be  collateralized  or
uncollateralized,  are issued in various  currencies  (primarily the U.S. dollar) and are actively traded in the  over-the-counter  secondary market.  Brady bonds are not considered to be U.S.  Government  securities.
U.S.  dollar-denominated,  collateralized  Brady Bonds,  which may be fixed rate par bonds or floating  rate discount bonds, are generally  collateralized  in full as to principal by U.S.  Treasury  zero-coupon  bonds having  the same  maturity  as the Brady  Bonds.  Interest  payments  on these  Brady  Bonds  generally  are collateralized  on a one-year or longer  rolling-forward  basis by cash or  securities in an amount that, in the case of  fixed  rate  bonds,  is equal to at least  one year of  interest  payments  or,  in the case of floating rate bonds,  initially is equal to at least one year's  interest  payments  based on the applicable interest  rate at that time and is  adjusted  at  regular  intervals  thereafter.  Certain  Brady  Bonds are entitled to "value recovery  payments" in certain  circumstances,  which in effect  constitute  supplemental interest  payments but  generally  are not  collateralized.  Brady Bonds are often viewed as having three or four  valuation  components:  (i) the  collateralized  repayment of principal  at final  maturity;  (ii) the
collateralized   interest  payments;   (iii)  the   uncollateralized   interest   payments;   and  (iv)  any
uncollateralized  repayment  of  principal  at  maturity  (these  uncollateralized  amounts  constitute  the
"residual risk").

         Most  Mexican  Brady  Bonds  issued to date  have  principal  repayments  at final  maturity  fully
collateralized  by  U.S.  Treasury  zero-coupon  bonds  (or  comparable  collateral   denominated  in  other
currencies) and interest coupon payments  collateralized on an 18-month  rolling-forward basis by funds held in escrow by an agent for the  bondholders.  A  significant  portion of the  Venezuelan  Brady Bonds and the
Argentine  Brady Bonds issued to date have  principal  repayments at final maturity  collateralized  by U.S.
Treasury  zero-coupon  bonds (or comparable  collateral  denominated in other  currencies)  and/or  interest coupon payments  collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)  rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors  including  residual risk and the history of defaults with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can  be no  assurance  that  Brady  Bonds  in  which  the  Portfolio  may  invest  will  not be  subject  to restructuring  arrangements  or to requests for new credit,  which may cause the  Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank  Obligations.  Bank  obligations  in which  the  Portfolios  invest  include  certificates  of
deposit,   bankers'  acceptances,   and  fixed  time  deposits.   Certificates  of  deposit  are  negotiable
certificates  issued against funds  deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers'  acceptances are negotiable drafts or bills of exchange,  normally drawn by an importer or exporter to pay for specific  merchandise,  which are "accepted" by a bank,  meaning, in effect, that the bank  unconditionally  agrees to pay the face  value of the  instrument  on  maturity.  Fixed  time deposits  are bank  obligations  payable at a stated  maturity  date and  bearing  interest at a fixed rate.
Fixed time  deposits  may be  withdrawn on demand by the  investor,  but may be subject to early  withdrawal penalties which vary depending upon market  conditions and the remaining  maturity of the obligation.  There are no contractual  restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although there is no market for such  deposits.  The Portfolio will not invest in fixed time deposits  which (1) are not subject to prepayment or (2) provide for withdrawal  penalties  upon  prepayment
(other than  overnight  deposits)  if, in the  aggregate,  more than 15% of its assets  would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio  will limit its  investments  in United States bank  obligations  to  obligations  of
United  States bank  (including  foreign  branches)  which have more than $1 billion in total  assets at the time of investment  and are member of the Federal  Reserve  System,  are examined by the  Comptroller of the
Currency or whose  deposits are insured by the Federal  Deposit  Insurance  Corporation.  The Portfolio also may invest in  certificates  of deposit of savings and loan  associations  (federally or state chartered and federally insured) having total assets in excess $1 billion.

         The Portfolio will limit its  investments  in foreign bank  obligations to United States dollar- or foreign  currency-denominated  obligations  of foreign banks  (including  United States  branches of foreign banks)  which  at the time of  investment  (i)  have  more  than $10  billion,  or the  equivalent  in other currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign banks in the world;
(iii) have branches or agencies  (limited  purpose  offices which do not offer all banking  services) in the
United  States;  and (iv) in the opinion of the  Sub-advisor,  are of an  investment  quality  comparable to obligations  of  United  States  banks in  which  the  Portfolio  may  invest.  Subject  to the  Portfolio's limitation  on  concentration  of no more than 25% of its assets in the  securities of issuers in particular industry,  there is no  limitation  on the  amount  of the  Portfolio's  assets  which  may be  invested  in obligations of foreign banks which meet the conditions set forth herein.

         Obligations  of foreign banks involve  somewhat  different  investment  risks than those  affecting obligations  of United States banks,  including the  possibilities  that their  liquidity  could be impaired because of future political and economic  developments,  that their  obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction  might impose withholding taxes on interest income payable on those obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions  such as exchange  controls may be adopted which might adversely  affect the payment of principal and interest on those  obligations and that the selection of those  obligations may be more difficult because there may be less publicly available  information  concerning foreign banks or the accounting,  auditing and financial reporting  standards,  practices and requirements  applicable to foreign banks may differ from those  applicable to United States banks.  Foreign banks are not generally  subject to examination by any United States Government agency or instrumentality.

         Short Sales.  The Portfolio  may make short sales of securities as part of their overall  portfolio management  strategies involving the use of derivative  instruments and to offset potential declines in long positions in similar  securities.  A short sale is a transaction in which the Portfolio  sells a security it does not own in anticipation that the market price of that security will decline.

         When the  Portfolio  makes a short sale,  it must borrow the security  sold short and deliver it to the  broker-dealer  through  which it made the short sale as  collateral  for its  obligation to deliver the security upon  conclusion of the sale. The Portfolio may have to pay a fee to borrow  particular  securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short  increases  between the time of the short sale and the time and the Portfolio  replaces the borrowed  security,  the  Portfolio  will incur a loss;  conversely,  if the price  declines,  the  Portfolio  will  realize a capital  gain.  Any gain will be  decreased,  and any loss increased,  by the transaction  costs described  above. The successful use of short selling may be adversely affected  by  imperfect  correlation  between  movements  in the price of the  security  sold  short and the securities being hedged.

         To the extent  that the  Portfolio  engages  in short  sales,  it will  provide  collateral  to the broker-dealer  and (except in the case of short sales  "against  the box") will  maintain  additional  asset coverage  in the form of cash or other  liquid  assets  in a  segregated  account.  The  Portfolio  does not intend to enter into short sales  (other than those  "against the box") if  immediately  after such sale the aggregate of the value of all collateral  plus the amount in such segregated  account  exceeds  one-third of the value of the  Portfolio's  net assets.  This  percentage may be varied by action of the Trust's Board of
Trustees.  A short sale is "against the box" to the extent that the  Portfolio  contemporaneously  owns,  or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative  Instruments.  In pursuing its individual objective,  the Portfolio may, as described in the  Prospectus,  purchase  and sell (write)  both put options and call  options on  securities,  securities indexes,  and  foreign  currencies,  and enter  into  interest  rate,  foreign  currency  and index  futures contracts  and  purchase  and  sell  options  on such  futures  contracts  ("future  options")  for  hedging purposes.  The Portfolio also may enter into swap  agreements with respect to foreign  currencies,  interest rates and  indexes  of  securities.  If other  types of  financial  instruments,  including  other  types of options,  futures  contracts,  or futures options are traded in the future, the Portfolio may also use those instruments,  provided that the Trust's Board of Trustees  determines  that their use is consistent with the
Portfolio's  investment  objective,  and provided that their use is consistent with restrictions  applicable to options and futures  contracts  currently  eligible for use by the Trust (i.e.,  that written call or put options will be "covered"  or "secured"  and that futures and futures  options will be used only for hedging purposes).

         Options on  Securities  and Indexes.  The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized  contracts  traded on foreign or national  securities exchanges,  boards  of  trade,  or  similar  entities,  or  quoted  on  NASDAQ  or  on a  regulated  foreign over-the-counter  market,  and agreements  sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call options and put options only if they are  "covered." In the case of a call option on a security,  the option is "covered" if the  Portfolio  owns the  security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration
(or, if additional cash  consideration is required,  cash or cash equivalents or other liquid assets in such amount  are  placed  in a  segregated  account  by its  custodian)  upon  conversion  or  exchange  of other securities  held by the  Portfolio.  For a call option on an index,  the option is covered if the  Portfolio maintains with its custodian  cash or cash  equivalents  equal to the contract  value. A call option is also covered if the  Portfolio  holds a call on the same security or index as the call written where the exercise price of the  call  held is (i)  equal  to or less  than the  exercise  price of the call  written,  or (ii)
greater  than the  exercise  price  of the call  written,  provided  the  difference  is  maintained  by the
Portfolio  in cash or cash  equivalents  in a  segregated  account  with its  custodian.  A put  option on a security  or an  index  is  "covered"  if the  Portfolio  maintains  cash or cash  equivalents  equal to the exercise  price in a segregated  account with its  custodian.  A put option is also covered if the Portfolio holds a put on the same  security or index as the put written  where the  exercise  price of the put held is
(i) equal to or greater than the exercise  price of the put  written,  or (ii) less than the exercise  price of the put written,  provided the  difference is maintained by the Portfolio in cash or cash  equivalents in a segregated account with its custodian.

         If an option written by the Portfolio  expires,  the Portfolio realizes a capital gain equal to the premium  received  at the time the option was  written.  If an option  purchased  by the  Portfolio  expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the  earlier of  exercise  or  expiration,  an option  may be closed out by an  offsetting purchase or sale of an option of the same series (type,  exchange,  underlying  security or index,  exercise price,  and  expiration).  There can be no assurance,  however,  that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction if the cost of the closing  option is less than the premium  received from writing the option,  or if it is more, the Portfolio will  realize a capital  loss.  If the premium  received  from a closing sale  transaction  is more than the premium  paid to purchase the option,  the  Portfolio  will  realize a capital  gain or, if it is less,  the
Portfolio  will realize a capital  loss.  The  principal  factors  affecting  the market value of a put or a call option include supply and demand,  interest rates, the current market price of the underlying  security or index in relation to the exercise  price of the option,  the  volatility  of the  underlying  security or index, and the time remaining until the expiration date.

         The  premium  paid  for a put  or  call  option  purchased  by the  Portfolio  is an  asset  of the
Portfolio.  The premium  received for a option  written by the  Portfolio is recorded as a deferred  credit.
The value of an option  purchased  or written is marked to market  daily and is valued at the closing  price on the  exchange on which it is traded or, if not traded on an exchange  or no closing  price is  available, at the mean between the last bid and asked prices.  For a discussion  of certain risks  involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Options.  The  Portfolio  may  buy or sell  put  and  call  options  on  foreign currencies  either on  exchanges  or in the  over-the-counter  market.  A put  option on a foreign  currency gives the  purchaser  of the option the right to sell a foreign  currency  at the  exercise  price until the option  expires.  Currency  options  traded on U.S. or other  exchanges  may be subject to  position  limits which  may limit the  ability  of the  Portfolio  to  reduce  foreign  currency  risk  using  such  options.
Over-the-counter  options  differ from traded  options in that they are two-party  contracts  with price and other terms  negotiated  between  buyer and seller,  and  generally do not have as much market  liquidity as exchange-traded options.

         Futures Contracts and Options on Futures  Contracts.  The Portfolio may use interest rate,  foreign currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest  rate,  foreign currency or index futures  contract  provides for the future sale by one party and purchase by another party of a  specified  quantity  of a financial  instrument,  foreign  currency or the cash value of an index at a specified  price and time.  A futures  contract  on an index is an  agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference  between the value of the index at the  close of the last  trading  day of the  contract  and the  price at which  the  index  contract  was originally  written.  Although  the value of an index might be a function of the value of certain  specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures  options.  Futures  options  possess many of the same  characteristics  as options on  securities  and indexes  (discussed  above).  A futures  option gives the holder the  right,  in return for the  premium  paid,  to assume a long  position  (call) or short position  (put) in a futures  contract  at a specified  exercise  price at any time during the period of the option.  Upon exercise of a call option,  the holder  acquires a long  position in the futures  contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

         To comply with  applicable  rules of the CFTC under which the Trust and the  Portfolio  avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio  intends  generally to limit its use of futures  contracts and futures  options to "bona fide hedging"  transactions,  as such term is defined in applicable  regulations,  interpretations  and  practice.  For  example,  the  Portfolio  might use  futures contracts to hedge against  anticipated  changes in interest  rates that might  adversely  affect either the value  of the  Portfolio's  securities  or the  price of the  securities  which  the  Portfolio  intends  to purchase.  The Portfolio's  hedging  activities may include sales of futures  contracts as an offset against the effect or  expected  increases  in interest  rates,  and  purchases  of futures  contracts  as an offset against  the effect of expected  declines in interest  rates.  Although  other  techniques  could be used to reduce that  Portfolio's  exposure to interest  rate  fluctuations,  the  Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio  will only enter into futures  contracts and futures  options which are  standardized and traded on a U.S. or foreign  exchange,  board of trade,  or similar  entity,  or quoted on an  automated quotation system.

         When a purchase or sale of a futures  contract is made by the Portfolio,  the Portfolio is required to  deposit  with its  custodian  (or  broker,  if legally  permitted)  a  specified  amount of cash or U.S.
Government  securities  ("initial  margin").  The  margin  required  for a  futures  contract  is set by the exchange on which the contract is traded and may be modified  during the term of the  contract.  The initial margin is in the  nature of a  performance  bond or good  faith  deposit on the  futures  contract  which is returned to the Portfolio upon termination of the contract,  assuming all contractual  obligations have been satisfied.  The  Portfolio  expects  to earn  interest  income on its  initial  margin  deposits.  A futures contract  held by the  Portfolio is valued daily at the official  settlement  price of the exchange on which it is traded.  Each day the Portfolio pays or receives cash, called  "variation  margin," equal to the daily change in value of the futures  contract.  This  process is known as "marking to market."  Variation  margin does not represent a borrowing or loan by the  Portfolio  but is instead a settlement  between the Portfolio and the broker of the amount one would owe the other if the futures  contract  expired.  In computing  daily net asset value, each Portfolio will mark to market its open futures positions.

         The  Portfolio  is also  required  to deposit  and  maintain  margin  with  respect to put and call options on futures  contracts  written by it. Such margin  deposits will vary depending on the nature of the underlying futures contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures  contracts call for making or taking  delivery of the underlying  securities, generally these  obligations  are closed out prior to delivery by offsetting  purchases or sales of matching futures  contracts (same  exchange,  underlying  security or index,  and delivery  month).  If an offsetting purchase  price is less than the original  sale price,  the  Portfolio  realizes a capital gain, or if it is more,  the Portfolio  realizes a capital  loss.  Conversely,  if an  offsetting  sale price is more than the original purchase price, the Portfolio  realizes a capital gain, or if it is less, the Portfolio  realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations  on Use of Futures and Futures  Options.  In general,  the  Portfolio  intends to enter into  positions  in futures  contracts  and related  options  only for "bona fide  hedging"  purposes.  With respect to positions  in futures and related  options that do not  constitute  bona fide hedging  positions, the  Portfolio  will  not  enter  into a  futures  contract  or  futures  option  contract  if,  immediately thereafter,  the aggregate  initial margin deposits  relating to such positions plus premiums paid by it for open futures option positions,  less the amount by which any such options are  "in-the-money,"  would exceed
5% of the Portfolio's  total assets.  A call option is  "in-the-money"  if the value of the futures contract that is the  subject of the option  exceeds  the  exercise  price.  A put  option is  "in-the-money"  if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When  purchasing  a  futures  contract,  the  Portfolio  will  maintain  with  its  custodian  (and mark-to-market  on a daily basis) cash or other  liquid  assets  that,  when added to the amounts  deposited with a futures  commission  merchant  as margin,  are equal to the  market  value of the  futures  contract.
Alternatively,  the  Portfolio  may "cover"  its  position by  purchasing  a put option on the same  futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When  selling  a  futures   contract,   the  Portfolio   will  maintain  with  its  custodian  (and
mark-to-market  on a daily basis)  liquid  assets that,  when added to the amount  deposited  with a futures commission  merchant as margin,  are equal to the market value of the  instruments  underlying the contract.
Alternatively,  the Portfolio  may "cover" its position by owning the  instruments  underlying  the contract
(or, in the case of an index futures contract, a portfolio with a volatility  substantially  similar to that of the index on which the futures contract is based),  or by holding a call option  permitting the Portfolio to purchase  the same futures  contract at a price no higher than the price of the  contract  written by the
Portfolio  (or at a  higher  price if the  difference  is  maintained  in  liquid  assets  with the  Trust's custodian).

         When selling a call option on a futures  contract,  the Portfolio  will maintain with its custodian
(and  mark-to-market  on a daily  basis)  cash or other  liquid  assets  that,  when  added  to the  amounts deposited  with a futures  commission  merchant  as  margin,  equal the total  market  value of the  futures contract  underlying the call option.  Alternatively,  the Portfolio may cover its position by entering into a long  position  in the same  futures  contract  at a price no  higher  than the  strike  price of the call option,  by owning the  instruments  underlying the futures  contract,  or by holding a separate call option permitting  the Portfolio to purchase the same futures  contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the  Portfolio  will maintain with its custodian
(and  mark-to  market on a daily basis) cash or other  liquid  assets that equal the  purchase  price of the futures  contract,  less any margin on deposit.  Alternatively,  the Portfolio may cover the position either by  entering  into a short  position  in the same  futures  contract,  or by owning a  separate  put  option permitting  it to sell the same futures  contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

         Swap Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency exchange rate swap  agreements  for purposes of attempting to obtain a particular  desired  return at a lower cost to the  Portfolio  than if the  Portfolio  had  invested  directly in an  instrument  that yielded that desired return.  The  Portfolio  may  also  enter  into  options  on  swap  agreements.  For a  discussion  of  swap agreements,  see the  Trust's  Prospectus  under  "Investment  Objectives  and  Policies."  The  Portfolio's
obligations  under a swap  agreement  will be  accrued  daily  (offset  against  any  amounts  owing  to the
Portfolio)  and any  accrued  but  unpaid net  amounts  owed to a swap  counterparty  will be covered by the maintenance  of a  segregated  account  consisting  of cash or other  liquid  assets to avoid any  potential leveraging  of the  Portfolio's  portfolio.  The  Portfolio  will not enter into a swap  agreement  with any single  party if the net amount  owned or to be  received  under  existing  contracts  with that party would exceed 5% of the Portfolio's assets.

         Whether the  Portfolio's  use of swap  agreements  will be successful in furthering  its investment objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether  certain types of investments  are likely to produce  greater  returns than other  investments.  Because they are two party  contracts  and  because  they may have  terms of longer  than  seven  days,  swap  agreements  may be considered  to be illiquid.  Moreover,  the  Portfolio  bears the risk of loss of the amount  expected to be received  under  a  swap  agreement  in  the  event  of  the  default  or  bankruptcy  of a  swap  agreement
counterparty.   The  Sub-advisor  will  cause  the  Portfolio  to  enter  into  swap  agreements  only  with counterparties  that would be eligible for consideration as repurchase  agreement  counterparties  under the
Portfolio's  repurchase  agreement  guidelines.  Certain  restrictions  imposed  on  the  Portfolio  by  the
Internal  Revenue  Code may limit the  Portfolio's  ability to use swap  agreements.  The swaps  market is a relatively  new market and is largely  unregulated.  It is possible that  developments  in the swaps market, including  potential  government  regulation,  could adversely  affect the Portfolio's  ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap  agreements  are exempt from most  provisions  of the  Commodity  Exchange Act ("CEA")
and,  therefore,  are not regulated as futures or commodity option  transactions  under the CEA, pursuant to regulations  approved by the CFTC. To qualify for this  exemption,  a swap agreement must be entered into by
"eligible  participants."  To be eligible,  natural  persons and most other  entities must have total assets exceeding $10 million;  commodity  pools and employee  benefit plans must have assets  exceeding $5 million.
In addition,  an eligible swap  transaction  must meet three  conditions.  First, the swap agreement may not be part of a fungible  class of  agreements  that are  standardized  as to their  material  economic  terms.
Second, the  creditworthiness of parties with actual or potential  obligations under the swap agreement must be a material  consideration  in entering into or  determining  the terms of the swap  agreement,  including pricing,  cost or credit  enhancement  terms.  Third,  swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

         This exemption is not exclusive,  and partnerships may continue to rely on existing  exclusions for swaps,  such as the  Policy  Statement  issued  in  July  1989  which  recognized  a safe  harbor  for  swap
transactions  from  regulation  as  futures  or  commodity  option   transactions   under  the  CEA  or  its
regulations.  The Policy  Statement  applies to swap  transactions  settled in cash that (1) have individual tailored  terms,  (2) lack  exchange-style  offset and the use of a clearing  organization or margin system,
(3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured  Notes.  Structured  notes  are  derivative  debt  securities,   the  interest  rate  or
principal of which is related to another economic  indicator or financial market index.  Indexed  securities include  structured notes as well as securities  other than debt securities,  the interest rate or principal of which is determined by such an unrelated  indicator.  Indexed  securities  may include a multiplier  that multiplies the indexed  element by a specified  factor and,  therefore,  the value of such securities may be very volatile.  To the extent the Portfolio invests in these securities,  however,  the Sub-advisor analyzes these  securities in its overall  assessment of the effective  duration of the  Portfolio's  portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign  Currency  Exchange-Related  Securities.  The  Portfolio  may  invest in  foreign  currency warrants,  principal  exchange rate linked  securities and performance  indexed paper.  For a description of these instruments, see this Statement under "Certain Risk Factor and Investment Methods."

         Warrants  to  Purchase  Securities.  The  Portfolio  may invest in or acquire  warrants to purchase equity or fixed-income  securities.  Bonds with warrants  attached to purchase  equity  securities have many characteristics  of convertible  bonds and their prices may, to some degree,  reflect the performance of the underlying  stock.  Bonds also may be issued with  warrants  attached to  purchase  additional  fixed-income securities  at the same  coupon  rate.  A decline  in  interest  rates  would  permit the  Portfolio  to buy additional  bonds at the favorable  rate or to sell the warrants at a profit.  If interest  rates rise,  the warrants would generally expire with no value.

         Hybrid  Instruments.  The  Portfolio  may  invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument can combine the  characteristics  of  securities,  futures,  and options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased  total return.  For an additional  discussion of hybrid  instruments  and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The  Portfolio  may also  invest in  inverse  floating  rate  debt  instruments
("inverse  floaters").  The interest rate on an inverse  floater  resets in the opposite  direction from the market rate of interest to which the inverse  floater is indexed.  An inverse  floating  rate  security  may exhibit  greater price  volatility  than a fixed rate  obligation of similar credit  quality.  The Portfolio will not invest more than 5% of its net assets in any  combination  of inverse  floater,  interest  only, or principal only securities.

         Loan  Participations.   The  Portfolio  may  purchase  participations  in  commercial  loans.  Such indebtedness may be secured or unsecured.  Loan participations  typically represent direct  participation in a loan to a corporate  borrower,  and  generally  are offered by banks or other  financial  institutions  or lending syndicates.  When purchasing loan  participations,  the Portfolio assumes the credit risk associated with the  corporate  borrower and may assume the credit risk  associated  with an  interposed  bank or other financial  intermediary.  The  participation  interests in which the Portfolio  intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent  bank  acting as agent for all  holders.  The agent bank administers  the terms of the loan,  as specified  in the loan  agreement.  In  addition,  the agent bank is normally  responsible for the collection of principal and interest payments from the corporate  borrower and the  apportionment  of these  payments  to the  credit of all  institutions  which are  parties  to the loan agreement.  Unless,  under the terms of the loan or other  indebtedness,  the Portfolio has direct  recourse against  the  corporate  borrower,  the  Portfolio  may have to rely on the  agent  bank or other  financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment as agent bank might be terminated in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally be appointed to replace the  terminated  agent bank, and assets held by the agent bank under the loan agreement should  remain  available  to holders of such  indebtedness.  However,  if assets held by the agent bank for the  benefit of the  Portfolio  were  determined  to be subject  to the claims of the agent  bank's  general creditors,  the  Portfolio  might  incur  certain  costs and delays in  realizing  payment on a loan or loan participation  and  could  suffer  a loss of  principal  and/or  interest.  In  situations  involving  other interposed  financial  institutions  (e.g., an insurance  company or governmental  agency) similar risks may arise.

         Purchasers  of  loans  and  other  forms  of  direct   indebtedness   depend   primarily  upon  the
creditworthiness  of the corporate  borrower for payment of principal and  interest.  If the Portfolio  does not receive scheduled interest or principal  payments on such indebtedness,  the Portfolio's share price and yield could be adversely  affected.  Loans that are fully secured offer the Portfolio more  protection  than an unsecured  loan in the event of  non-payment  of scheduled  interest or principal.  However,  there is no assurance  that the  liquidation  of collateral  from a secured loan would satisfy the corporate  borrower's obligation, or that the collateral can be liquidated.

         The Portfolio may invest in loan  participations  with credit quality comparable to that of issuers
of  its  securities  investments.   Indebtedness  of  companies  whose  creditworthiness  is  poor  involves substantially  greater  risks,  and may be  highly  speculative.  Some  companies  may  never  pay off their indebtedness,  or may pay  only a small  fraction  of the  amount  owed.  Consequently,  when  investing  in indebtedness  of companies  with poor credit,  the Portfolio  bears a substantial  risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets  that it will invest in any one issuer or in issuers  within the same  industry  (see  "Investment  Restrictions").  For  purposes of these  limits,  the
Portfolio  generally  will  treat  the  corporate  borrower  as the  "issuer"  of  indebtedness  held by the
Portfolio.  In the  case of loan  participations  where a bank or  other  lending  institution  serves  as a financial  intermediary  between the Portfolio and the corporate  borrower,  if the  participation  does not
shift  to  the  Portfolio  the  direct  debtor-creditor   relationship  with  the  corporate  borrower,  SEC
interpretations  require the Portfolio to treat both the lending bank or other lending  institution  and the corporate  borrower as "issuers"  for the purposes of  determining  whether the  Portfolio has invested more than 5% of its  total  assets  in a single  issuer.  Treating  a  financial  intermediary  as an  issuer  of indebtedness  may restrict the Portfolio's  ability to invest in indebtedness  related to a single financial intermediary,  or a group of intermediaries  engaged in the same industry,  even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable  and may be subject to restrictions  on resale.  In some cases,  negotiations  involved in  disposing of  indebtedness  may require weeks to complete.  Consequently,  some  indebtedness  may be difficult or  impossible to dispose of readily at what the  Sub-advisor  believes to be a fair  price.  In  addition,  valuation  of illiquid  indebtedness involves a greater  degree of judgment in  determining  the  Portfolio's  net asset value than if that value were based on available  market  quotations,  and could result in significant  variations in the Portfolio's daily share price.  At the same time,  some loan interests are traded among certain  financial  institutions and  accordingly  may be deemed liquid.  As the market for different  types of  indebtedness  develops,  the liquidity of these  instruments  is expected to improve.  In addition,  the Portfolio  currently  intends to treat  indebtedness  for  which  there is no  readily  available  market as  illiquid  for  purposes  of the
Portfolio's  limitation on illiquid  investments.  Investments in loan  participations  are considered to be debt obligations for purposes of the Company's  investment  restriction  relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the Portfolio.  For example,  if a loan is foreclosed, the  Portfolio  could  become  part  owner of any  collateral,  and would  bear the  costs  and  liabilities associated  with  owning  and  disposing  of the  collateral.  In  addition,  it is  conceivable  that under emerging  legal  theories  of lender  liability,  the  Portfolio  could be held liable as  co-lender.  It is unclear  whether loans and other forms of direct  indebtedness  offer  securities  law  protections  against fraud and  misrepresentation.  In the absence of definitive  regulatory  guidance,  the Portfolio  relies on the  Sub-advisor's  research  in an attempt  to avoid  situations  where  fraud or  misrepresentation  could adversely affect the Portfolio.

         Delayed  Funding Loans and Revolving  Credit  Facilities.  The Portfolio may enter into, or acquire participations  in,  delayed  funding  loans and  revolving  credit  facilities.  Delayed  funding loans and revolving  credit  facilities  are borrowing  arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified term.  These  commitments may have the effect of requiring  the  Portfolio to increase its  investment  in a company at a time when it might not otherwise decide to do so  (including  at a time when the company's  financial  condition  makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed  to advance  additional  funds,  it will at all times  segregate  liquid assets,  determined to be liquid by the  Sub-advisor in accordance with procedures  established  by the Board of Trustees,  in an amount  sufficient to meet such  commitments.  The
Portfolio  may  invest in  delayed  funding  loans and  revolving  credit  facilities  with  credit  quality comparable to that of issuers of its  securities  investments.  Delayed  funding loans and revolving  credit facilities may be subject to restrictions on transfer,  and only limited  opportunities  may exist to resell such  instruments.  As a result,  the Portfolio may be unable to sell such  investments at an opportune time or may have to  resell  them at less  than  fair  market  value.  The  Portfolio  currently  intend to treat delayed  funding loans and revolving  credit  facilities for which there is no readily  available  market as illiquid for purposes of the  Portfolio's  limitation on illiquid  investments.  Participation  interests in
revolving   credit   facilities   will  be  subject  to  the   limitations   discussed   above  under  "Loan
Participations."  Delayed  funding  loans  and  revolving  credit  facilities  are  considered  to  be  debt obligations for purposes of the Trust's  investment  restriction  relating to the lending of funds or assets by the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are  applicable  to the AST PIMCO Total  Return Bond  Portfolio.  These  limitations  are not  "fundamental"
restrictions, and may be changed by the Trustees without shareholder approval.

         1.       The  Portfolio  will not  invest  more than 15% of the assets of the  Portfolio  (taken at market value at the time of the investment) in "illiquid  securities,"  illiquid securities being defined to include  securities  subject to legal or  contractual  restrictions  on resale  (which may  include  private placements),  repurchase  agreements  maturing  in more than seven  days,  certain  options  traded over the counter that the Portfolio has  purchased,  securities  being used to cover options a Portfolio has written, securities for which market  quotations are not readily  available,  or other securities which legally or in the Sub-advisor's option may be deemed illiquid.

         2.       The  Portfolio  will not purchase  securities  for the Portfolio  from, or sell  portfolio securities  to, any of the officers and directors or Trustees of the Trust or of the  Investment  Manager or
of the Sub-advisor.

         3.       The  Portfolio  will not  invest  more than 5% of the  assets of the  Portfolio  (taken at market value at the time of investment) in any  combination  of interest  only,  principal  only, or inverse floating rate securities.

AST PIMCO Limited Maturity Bond Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio is to seek to maximize  total  return, consistent with preservation of capital and prudent investment management.

Investment Policies:

         Borrowing.  The Portfolio  may borrow for temporary  administrative  purposes.  This  borrowing may be unsecured.  The 1940 Act requires the Portfolio to maintain  continuous  asset  coverage  (that is, total assets including  borrowings,  less liabilities  exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market  fluctuations  or other reasons,  the Portfolio may be  required to sell some of its  portfolio  holdings  within  three days to reduce the debt and restore the 300% asset  coverage,  even  though it may be  disadvantageous  from an  investment  standpoint  to sell securities at that time.  Borrowing  will tend to  exaggerate  the effect on net asset value of any increase or decrease in the market value of the  Portfolio's  securities.  Money borrowed will be subject to interest costs which may or may not be recovered by  appreciation  of the  securities  purchased.  The Portfolio also may be  required  to  maintain  minimum  average  balances in  connection  with such  borrowing  or to pay a commitment or other fee to maintain a line of credit;  either of these  requirements would increase the cost of borrowing over the stated interest rate.

         Among  the forms of  borrowing  in which  the  Portfolio  may  engage  is the  entry  into  reverse repurchase  agreements.  A  reverse  repurchase  agreement  involves  the  sale  of  the  Portfolio-eligible security by the  Portfolio,  coupled with its agreement to repurchase the instrument at a specified time and price.  The  Portfolio  will maintain a segregated  account with its  Custodian  consisting of cash or other liquid  assets  equal  (on a  daily  mark-to-market  basis)  to its  obligations  under  reverse  repurchase agreements with  broker-dealers  (but not banks).  However,  reverse repurchase  agreements involve the risk that the market value of securities  retained by the Portfolio  may decline  below the  repurchase  price of the  securities  sold by the  Portfolio  which  it is  obligated  to  repurchase.  To the  extent  that  the
Portfolio  collateralizes  its  obligations  under  a  reverse  repurchase  agreement,  the  asset  coverage requirements of the 1940 Act will not apply.

         In  addition  to the  above,  the  Portfolio  may enter  into  reverse  repurchase  agreements  and
"mortgage  dollar  rolls."  A  reverse  repurchase  agreement  involves  the  sale  of a  portfolio-eligible security by the  Portfolio,  coupled with its agreement to repurchase the instrument at a specified time and price.  In a "dollar roll"  transaction  the Portfolio  sells a  mortgage-related  security  (such as a GNMA security)  to a dealer  and  simultaneously  agrees  to  repurchase  a  similar  security  (but not the same security)  in the  future  at a  pre-determined  price.  A  "dollar  roll"  can be  viewed,  like a  reverse repurchase  agreement,  as a  collateralized  borrowing in which the  Portfolio  pledges a  mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse  repurchase  agreements,  the dealer with which the Portfolio  enters into a dollar roll  transaction  is not obligated to return the same  securities as those originally sold by the Portfolio,  but only securities which are  "substantially  identical." To be considered  "substantially  identical,"  the  securities  returned to the Portfolio  generally  must: (1) be collateralized  by the same types of underlying  mortgages;  (2) be issued by the same agency and be part of the same program;  (3) have a similar  original stated  maturity;  (4) have identical net coupon rates;  (5)
have similar market yields (and therefore  price);  and (6) satisfy "good  delivery"  requirements,  meaning that the aggregate  principal  amounts of the securities  delivered and received back must be within 2.5% of the initial amount  delivered.  The  Portfolio's  obligations  under a dollar roll agreement must be covered by cash or other liquid assets equal in value to the  securities  subject to  repurchase  by the  Portfolio, maintained in a segregated account.

         Both dollar roll and reverse  repurchase  agreements will be subject to the 1940 Act's  limitations on borrowing,  as discussed above.  Furthermore,  because dollar roll  transactions may be for terms ranging between  one  and six  months,  dollar  roll  transactions  may be  deemed  "illiquid"  and  subject  to the
Portfolio's overall limitations on investments in illiquid securities.

         Corporate   Debt   Securities.   The   Portfolio's   investments   in  U.S.   dollar-   or  foreign
currency-denominated  corporate  debt  securities  of domestic or foreign  issuers are limited to  corporate debt  securities  (corporate  bonds,  debentures,  notes  and  other  similar  corporate  debt  instruments, including convertible  securities) which meet the minimum ratings criteria set forth for the Portfolio,  or, if unrated,  are in the  Sub-advisor's  opinion  comparable in quality to corporate debt securities in which the  Portfolio  may  invest.  The rate of  return or return of  principal  on some debt  obligations  may be linked or  indexed  to the level of  exchange  rates  between  the U.S.  dollar  and a foreign  currency  or currencies.

         Among the  corporate  bonds in which  the  Portfolio  may  invest  are  convertible  securities.  A convertible  security is a bond,  debenture,  note,  or other  security  that entitles the holder to acquire common  stock or  other  equity  securities  of the  same or a  different  issuer.  A  convertible  security generally  entitles the holder to receive  interest paid or accrued until the convertible  security  matures or is redeemed,  converted or exchanged.  Before  conversion,  convertible  securities have  characteristics similar  to  nonconvertible  debt  securities.  Convertible  securities  rank  senior to  common  stock in a corporation's  capital structure and,  therefore,  generally entail less risk than the corporation's  common stock,  although the extent to which such risk is reduced  depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

         A  convertible  security  may  be  subject  to  redemption  at  the  option  of  the  issuer  at  a predetermined  price.  If a  convertible  security  held by the  Portfolio  is called  for  redemption,  the
Portfolio  would be  required  to permit the  issuer to redeem the  security  and  convert it to  underlying common  stock,  or would sell the  convertible  security to a third party.  The  Portfolio  generally  would invest in convertible  securities for their favorable price  characteristics  and total return potential and would normally not exercise an option to convert.

         Investments  in  securities  rated below  investment  grade that are  eligible  for purchase by the
Portfolio  (i.e.,  rated B or better by Moody's or S&P), are described as  "speculative" by both Moody's and
S&P.  Investment in lower-rated  corporate debt  securities  ("high yield  securities")  generally  provides greater  income and increased  opportunity  for capital  appreciation  than  investments  in higher  quality securities,  but they also typically  entail greater price  volatility and principal and income risk.  These high yield  securities are regarded as  predominantly  speculative  with respect to the issuer's  continuing ability to meet  principal and interest  payments.  The market for these  securities is relatively  new, and many of the  outstanding  high yield  securities  have not endured a major business  recession.  A long-term track record on default rates,  such as that for investment grade corporate  bonds,  does not exist for this market.  Analysis  of the  creditworthiness  of issuers of debt  securities  that are high yield may be more complex than for issuers of higher quality debt securities.

         High  yield  securities  may be  more  susceptible  to  real  or  perceived  adverse  economic  and competitive  industry  conditions  than investment  grade  securities.  The prices of high yield  securities have been found to be less  sensitive to  interest-rate  changes  than  higher-rated  investments,  but more sensitive to adverse economic downturns or individual  corporate  developments.  A projection of an economic downturn  or of a period of rising  interest  rates,  for  example,  could  cause a  decline  in high  yield security  prices because the advent of a recession  could lessen the ability of a highly  leveraged  company to make  principal  and  interest  payments on its debt  securities.  If an issuer of high yield  securities defaults,  in addition to risking  payment of all or a portion of interest and principal,  the Portfolio may incur  additional  expenses  to  seek  recovery.  In  the  case  of  high  yield  securities  structured  as zero-coupon  or  pay-in-kind  securities,  their market prices are affected to a greater  extent by interest rate changes,  and therefore tend to be more volatile than securities  which pay interest  periodically  and in cash.

         The secondary  market on which high yield  securities are traded may be less liquid than the market for higher grade  securities.  Less  liquidity in the secondary  trading market could  adversely  affect the price at which the Portfolio  could sell a high yield  security,  and could  adversely  affect the daily net asset  value  of  the  shares.  Adverse  publicity  and  investor  perceptions,  whether  or  not  based  on fundamental  analysis,  may  decrease  the values and  liquidity of high yield  securities  especially  in a thinly-traded  market.  When  secondary  markets for high yield  securities  are less liquid than the market for higher grade  securities,  it may be more difficult to value the  securities  because such valuation may require more  research,  and elements of judgment may play a greater role in the valuation  because there is less reliable,  objective data available.  The  Sub-advisor  seeks to minimize the risks of investing in all securities  through  diversification,  in-depth  credit  analysis and attention to current  developments  in interest  rates  and  market  conditions.  For a  discussion  of the  risks  involved  in  lower-rated  debt securities,  see this  Statement  and the Trust's  Prospectus  under  "Certain  Risk Factors and  Investment
Methods."

         Participation  on  Creditors  Committees.  The  Portfolio  may  from  time to time  participate  on committees  formed by  creditors  to  negotiate  with the  management  of  financially  troubled  issuers of securities  held by the Portfolio.  Such  participation  may subject the Portfolio to expenses such as legal fees and may make the  Portfolio an "insider"  of the issuer for  purposes of the federal  securities  laws, and  therefore  may  restrict  the  Portfolio's  ability to trade in or acquire  additional  positions  in a particular  security  when it might  otherwise  desire  to do so.  Participation  by the  Portfolio  on such committees  also may expose the  Portfolio to potential  liabilities  under the federal  bankruptcy  laws or other  laws  governing  the rights of  creditors  and  debtors.  The  Portfolio  would  participate  on such committees  only when the Adviser  believed  that such  participation  was necessary or desirable to enforce the Portfolio's rights as a creditor or to protect the value of securities held by the Portfolio.

         Mortgage-Related   Securities.   The   Portfolio   may   invest  in   mortgage-backed   securities.
Mortgage-related  securities are interests in pools of residential or commercial  mortgage loans,  including mortgage  loans made by savings  and loan  institutions,  mortgage  bankers,  commercial  banks and  others.
Pools of  mortgage  loans are  assembled  as  securities  for sale to  investors  by  various  governmental, government-related  and private organizations (see "Mortgage  Pass-Through  Securities").  The Portfolio may
also invest in debt securities which are secured with collateral  consisting of mortgage-related  securities
(see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Interests  in pools of  mortgage-related  securities  differ from other  forms of debt  securities, which  normally  provide for  periodic  payment of  interest in fixed  amounts  with  principal  payments at maturity or specified call dates.  Instead,  these  securities  provide a monthly  payment which consists of both  interest  and  principal  payments.  In effect,  these  payments are a  "pass-through"  of the monthly payments made by the individual  borrowers on their  residential or commercial  mortgage  loans,  net of any fees paid to the issuer or guarantor of such  securities.  Additional  payments are caused by  repayments of principal  resulting from the sale of the underlying  property,  refinancing or foreclosure,  net of fees or costs  which  may  be  incurred.  Some  mortgage-related  securities  (such  as  securities  issued  by  the
Government  National  Mortgage  Association)  are  described as "modified  pass-through."  These  securities entitle  the holder to receive all  interest  and  principal  payments  owed on the  mortgage  pool,  net of certain fees, at the scheduled  payment dates regardless of whether or not the mortgagor  actually makes the payment.

         The principal  governmental  guarantor of  mortgage-related  securities is the Government  National
Mortgage  Association  ("GNMA").  GNMA is a wholly owned United  States  Government  corporation  within the
Department  of Housing and Urban  Development.  GNMA is  authorized  to  guarantee,  with the full faith and credit of the United States  Government,  the timely payment of principal and interest on securities  issued by  institutions  approved by GNMA (such as savings and loan  institutions,  commercial  banks and  mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related  guarantors  (i.e., not backed by the full faith and credit of the United States
Government)  include the Federal National Mortgage  Association  ("FNMA") and the Federal Home Loan Mortgage
Corporation   ("FHLMC").   FNMA  is  a   government-sponsored   corporation   owned   entirely   by  private
stockholders.  It is  subject to general  regulation  by the  Secretary  of Housing  and Urban  Development.
FNMA  purchases  conventional  (i.e.,  not  insured or  guaranteed  by any  government  agency)  residential mortgages from a list of approved  seller/servicers  which include state and federally chartered savings and loan  associations,  mutual  savings  banks,  commercial  banks and  credit  unions  and  mortgage  bankers.
Pass-through  securities  issued by FNMA are  guaranteed  as to timely  payment of principal and interest by
FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing  the  availability  of mortgage credit for  residential  housing.  It is a  government-sponsored  corporation  formerly  owned by the twelve
Federal  Home Loan  Banks  and now owned  entirely  by  private  stockholders.  FHLMC  issues  Participation
Certificates  ("PCs") which represent  interests in conventional  mortgages from FHLMC's national portfolio.
FHLMC  guarantees  the timely  payment of interest and ultimate  collection  of  principal,  but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks,  savings and loan institutions,  private mortgage insurance  companies,  mortgage bankers and other  secondary  market  issuers also create  pass-through  pools of  conventional  residential mortgage  loans.  Such issuers may, in  addition,  be the  originators  and/or  servicers of the  underlying mortgage  loans  as well  as the  guarantors  of the  mortgage-related  securities.  Pools  created  by such non-governmental  issuers  generally offer a higher rate of interest than government and  government-related pools  because  there are no direct or indirect  government  or agency  guarantees of payments in the former pools.  However,  timely  payment of interest and principal of these pools may be supported by various forms of insurance or guarantees,  including  individual  loan,  title,  pool and hazard  insurance and letters of credit.  The  insurance  and  guarantees  are issued by  governmental  entities,  private  insurers  and the mortgage  poolers.  Such insurance and guarantees and the  creditworthiness  of the issuers  thereof will be considered  in  determining  whether a  mortgage-related  security  meets  the  Trust's  investment  quality standards.  There can be no assurance  that the private  insurers or guarantors  can meet their  obligations
under  the   insurance   policies  or  guarantee   arrangements.   The   Fixed-Income   Portfolio   may  buy
mortgage-related  securities  without  insurance  or  guarantees  if,  through  an  examination  of the loan experience  and  practices  of the  originator/servicers  and  poolers,  the  Adviser  determines  that  the securities  meet the  Trust's  quality  standards.  Although  the market  for such  securities  is  becoming increasingly liquid,  securities issued by certain private  organizations may not be readily marketable.  No
Portfolio will purchase  mortgage-related  securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's total assets will be illiquid.

         Mortgage-backed  securities that are issued or guaranteed by the U.S.  Government,  its agencies or instrumentalities,  are not subject to the  Portfolio'  industry  concentration  restrictions,  set forth in this Statement under  "Investment  Restrictions," by virtue of the exclusion from that test available to all
U.S.  Government  securities.  In the case of privately issued  mortgage-related  securities,  the Portfolio takes  the  position  that  mortgage-related  securities  do  not  represent  interests  in  any  particular
"industry"  or group of  industries.  The  assets  underlying  such  securities  may be  represented  by the
Portfolio  of  first  lien  residential   mortgages  (including  both  whole  mortgage  loans  and  mortgage participation  interests) or portfolios of mortgage  pass-through  securities  issued or guaranteed by GNMA,
FNMA or FHLMC.  Mortgage loans underlying a  mortgage-related  security may in turn be insured or guaranteed by the Federal Housing  Administration or the Department of Veterans  Affairs.  In the case of private issue mortgage-related  securities  whose  underlying  assets are  neither  U.S.  Government  securities  nor U.S.
Government-insured  mortgages,  to the extent that real  properties  securing  such assets may be located in the same  geographical  region,  the  security  may be  subject  to a greater  risk of  default  than  other comparable  securities in the event of adverse economic,  political or business developments that may affect such region and,  ultimately,  the ability of  residential  homeowners  to make  payments of  principal  and interest on the underlying mortgages.

                  Collateralized  Mortgage  Obligations  (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage  pass-through  security.  Similar to a bond,  interest and prepaid principal is paid, in most cases,  semiannually.  CMOs may be  collateralized  by whole  mortgage  loans,  but are more  typically collateralized  by portfolios of mortgage  pass-through  securities  guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are  structured  into  multiple  classes,  each bearing a different  stated  maturity.  Actual maturity and average life will depend upon the  prepayment  experience of the  collateral.  CMOs provide for a  modified  form of call  protection  through a de facto  breakdown  of the  underlying  pool of  mortgages
                                                 --------
according  to how quickly the loans are  repaid.  Monthly  payment of  principal  received  from the pool of underlying mortgages,  including  prepayments,  is first returned to investors holding the shortest maturity class.  Investors  holding the longer  maturity  classes  receive  principal  only after the first class has been retired.  An investor is partially  guarded  against a sooner than desired return of principal  because of the sequential payments.

         In a typical CMO transaction,  a corporation  ("issuer")  issues multiple series (e.g., A, B, C, Z)
of CMO  bonds  ("Bonds").  Proceeds  of the  Bond  offering  are  used to  purchase  mortgages  or  mortgage pass-through  certificates  ("Collateral").  The  Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest  payments from the  Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The  Series A, B, and C Bonds all bear  current  interest.  Interest  on the Series
Z Bond is accrued and added to  principal  and a like amount is paid as  principal  on the Series A, B, or C
Bond  currently  being paid off. When the Series A, B, and C Bonds are paid in full,  interest and principal on the Series Z Bond begins to be paid  currently.  With some CMOs,  the issuer serves as a conduit to allow loan  originators  (primarily  builders  or savings  and loan  associations)  to borrow  against  their loan portfolios.

                  FHLMC  Collateralized  Mortgage  Obligations.  FHLMC  CMOs are debt  obligations  of FHLMC issued in multiple  classes  having  different  maturity  dates which are secured by the pledge of a pool of conventional  mortgage  loans  purchased by FHLMC.  Unlike FHLMC PCs,  payments of principal and interest on the CMOs are made  semiannually,  as opposed to monthly.  The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's  mandatory  sinking fund schedule,  which, in turn, is equal to  approximately  100% of FHA  prepayment  experience  applied to the mortgage  collateral  pool. All sinking fund payments in the CMOs are  allocated to the  retirement  of the  individual  classes of bonds in the order of their stated  maturities.  Payment of principal on the mortgage  loans in the  collateral  pool in excess of the amount of FHLMC's  minimum  sinking  fund  obligation  for any payment date are paid to the holders  of the CMOs as  additional  sinking  fund  payments.  Because of the  "pass-through"  nature of all principal  payments  received on the collateral pool in excess of FHLMC's minimum sinking fund  requirement, the rate at which  principal  of the CMOs is  actually  repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal  (including  prepayments)  on the mortgage  loans during any  semiannual payment period is not sufficient to meet FHLMC's  minimum  sinking fund  obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria  for the  mortgage  loans in the pool  backing  the FHLMC CMOs are  identical  to those of
FHLMC PCs.  FHLMC has the right to substitute  collateral  in the event of  delinquencies  and/or  defaults.
For an additional  discussion of  mortgage-backed  securities and certain risks involved  therein,  see this
Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Other  Mortgage-Related  Securities.  Other  mortgage-related  securities  include securities other than those described above that directly or indirectly  represent a participation  in, or are secured by and payable  from,  mortgage  loans on real  property,  including  CMO  residuals  or  stripped  mortgage-backed securities.  Other  mortgage-related  securities  may be equity or debt  securities  issued by  agencies  or instrumentalities  of the U.S.  Government or by private  originators  of, or investors in,  mortgage loans, including savings and loan associations,  homebuilders,  mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

                  CMO Residuals.  CMO residuals are  derivative  mortgage  securities  issued by agencies or instrumentalities  of the U.S.  Government or by private  originators  of, or investors in,  mortgage loans, including savings and loan associations,  homebuilders,  mortgage banks,  commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow  generated by the  mortgage  assets  underlying a series of CMOs is applied  first to make required  payments of principal  and interest on the CMOs and second to pay the related  administrative expenses of the issuer.  The residual in a CMO  structure  generally  represents  the interest in any excess cash flow  remaining  after  making the  foregoing  payments.  Each  payment of such  excess  cash flow to a holder of the related CMO  residual  represents  income  and/or a return of capital.  The amount of residual cash flow  resulting  from a CMO will depend on, among other  things,  the  characteristics  of the mortgage assets,  the coupon  rate of each class of CMO,  prevailing  interest  rates,  the amount of  administrative expenses and the  prepayment  experience on the mortgage  assets.  In  particular,  the yield to maturity on
CMO residuals is extremely  sensitive to prepayments on the related underlying  mortgage assets, in the same
manner  as  an   interest-only   ("IO")   class  of   stripped   mortgage-backed   securities.   See  "Other
Mortgage-Related  Securities  -- Stripped  Mortgage-Backed  Securities."  In addition,  if a series of a CMO includes a class that bears  interest  at an  adjustable  rate,  the yield to  maturity  on the  related CMO residual  will also be  extremely  sensitive to changes in the level of the index upon which  interest  rate adjustments are based. As described below with respect to stripped  mortgage-backed  securities,  in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO  residuals  are  generally  purchased  and  sold by  institutional  investors  through  several investment  banking  firms  acting as brokers or dealers.  The CMO  residual  market has only very  recently developed  and CMO  residuals  currently  may not have the  liquidity of other more  established  securities trading in other markets.  Transactions  in CMO residuals are generally  completed only after careful review of the  characteristics  of the securities in question.  In addition,  CMO residuals may or,  pursuant to an exemption  therefrom,  may not have been  registered  under the  Securities  Act of 1933,  as  amended.  CMO residuals,  whether  or  not  registered  under  such  Act,  may  be  subject  to  certain  restrictions  on transferability,  and may be deemed  "illiquid" and subject to the Portfolio's  limitations on investment in illiquid securities.

                  Stripped  Mortgage-Backed  Securities.  Stripped  mortgage-backed  securities ("SMBS") are derivative  multi-class  mortgage  securities.  SMBS may be issued by agencies or  instrumentalities  of the
U.S. Government,  or by private originators of, or investors in, mortgage loans,  including savings and loan associations,  mortgage  banks,  commercial  banks,  investment  banks and special  purpose  entities of the foregoing.

         SMBS are usually  structured  with two classes that receive  different  proportions of the interest and  principal  distributions  on a pool of  mortgage  assets.  A common  type of SMBS  will  have one class receiving  some of the interest and most of the principal  from the mortgage  assets,  while the other class will receive most of the interest and the remainder of the  principal.  In the most extreme case,  one class will receive all of the  interest  (the IO class),  while the other class will receive all of the  principal
(the  principal-only  or "PO"  class).  The yield to maturity on an IO class is  extremely  sensitive to the rate of principal payments  (including  prepayments) on the related underlying  mortgage assets, and a rapid rate of principal  payments may have a material  adverse  effect on the  Portfolio's  yield to maturity from these  securities.  If the underlying  mortgage assets  experience  greater than anticipated  prepayments of principal,  the Portfolio may fail to fully recoup its initial  investment in these  securities  even if the security is in one of the highest rating categories.

         Although  SMBS are  purchased  and  sold by  institutional  investors  through  several  investment banking firms acting as brokers or dealers,  these  securities  were only recently  developed.  As a result, established trading markets have not
yet developed and,  accordingly,  these  securities may be deemed  "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         Other  Asset-Backed  Securities.   Similarly,  the  Sub-advisor  expects  that  other  asset-backed securities  (unrelated  to mortgage  loans) will be offered to  investors  in the future.  Several  types of asset-backed  securities  maybe offered to investors,  including  Certificates  for Automobile  Receivables.
For a discussion of automobile  receivables,  see this Statement  under "Certain Risk Factors and Investment
Methods."

         Foreign  Securities.  The Portfolio  may invest in corporate  debt  securities  of foreign  issuers
(including  preferred or preference  stock),  certain foreign bank obligations (see "Bank  Obligations") and
U.S.  dollar- or foreign  currency-denominated  obligations of foreign  governments  or their  subdivisions, agencies and  instrumentalities,  international  agencies and  supranational  entities.  The  Portfolio  may invest up to 20% of its assets in securities  denominated in foreign currencies,  and may invest beyond this limit in U.S.  dollar-denominated  securities  of  foreign  issuers.  The  Portfolio  will  concentrate  its foreign  investments in securities of issuers based in developed  countries.  The Portfolio may invest up to
5% of its assets in securities of issuers based in emerging  market  countries.  Investing in the securities of foreign issuers  involves  special risks and  considerations  not typically  associated with investing in
U.S.  companies.  For a discussion of certain risks  involved in foreign  investments,  in general,  and the special risks of investing in developing  countries,  see this  Statement and the Trust's  Prospectus  under
"Certain Risk Factors and Investment Methods."

         The Portfolio  also may purchase and sell foreign  currency  options and foreign  currency  futures contracts  and related  options (see  "Derivative  Instruments"),  and enter into forward  foreign  currency exchange  contracts in order to protect  against  uncertainty in the level of future foreign  exchange rates in the purchase and sale of securities.

         A forward  foreign  currency  contract  involves  an  obligation  to  purchase  or sell a  specific currency at a future date,  which may be any fixed number of days from the date of the contract  agreed upon by the  parties,  at a price  set at the time of the  contract.  These  contracts  may be  bought or sold to protect the Portfolio  against a possible loss resulting from an adverse change in the relationship  between foreign  currencies  and the U.S.  dollar or to increase  exposure to a particular  foreign  currency.  Open positions in forward  contracts are covered by the segregation  with the Trust's  custodian of cash or other liquid  assets and are marked to market  daily.  Although  such  contracts are intended to minimize the risk of loss due to a decline in the value of the  hedged  currencies,  at the same time,  they tend to limit any potential gain which might result should the value of such currencies increase.

         Brady  Bonds.  The  Portfolio  may  invest  in Brady  Bonds.  Brady  Bonds are  securities  created through the  exchange  of existing  commercial  bank loans to  sovereign  entities  for new  obligations  in connection with debt  restructurings  under a debt restructuring plan introduced by former U.S. Secretary of the Treasury,  Nicholas F. Brady (the "Brady Plan").  Brady Plan debt  restructurings  have been implemented in a number of countries,  including in Argentina,  Bolivia,  Bulgaria,  Costa Rica, the Dominican Republic,
Ecuador,  Jordan,  Mexico, Niger,  Nigeria, the Philippines,  Poland,  Uruguay, and Venezuela.  In addition,
Brazil has  concluded a Brady-like  plan. It is expected that other  countries  will  undertake a Brady Plan in the future.

         Brady Bonds have been issued only recently,  and  accordingly  do not have a long payment  history.
Brady Bonds may be  collateralized  or  uncollateralized,  are issued in various  currencies  (primarily the
U.S. dollar) and are actively traded in the  over-the-counter  secondary  market.  U.S.  dollar-denominated, collateralized  Brady  Bonds,  which may be fixed  rate par  bonds or  floating  rate  discount  bonds,  are generally  collateralized  in full as to  principal  by U.S.  Treasury  zero-coupon  bonds  having  the same maturity as the Brady  Bonds.  Interest  payments on these Brady Bonds  generally  are  collateralized  on a one-year or longer  rolling-forward  basis by cash or  securities  in an amount  that,  in the case of fixed rate bonds,  is equal to at least one year of  interest  payments  or, in the case of  floating  rate bonds, initially is equal to at least one year's  interest  payments based on the applicable  interest rate at that time and is adjusted at regular  intervals  thereafter.  Certain Brady Bonds are entitled to "value recovery payments"  in  certain  circumstances,  which  in  effect  constitute  supplemental  interest  payments  but generally  are not  collateralized.  Brady  Bonds  are  often  viewed  as  having  three  or four  valuation components:  (i) the  collateralized  repayment  of  principal at final  maturity;  (ii) the  collateralized interest payments;  (iii) the uncollateralized  interest payments;  and (iv) any uncollateralized  repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

         Most  Mexican  Brady  Bonds  issued to date  have  principal  repayments  at final  maturity  fully
collateralized  by  U.S.  Treasury  zero-coupon  bonds  (or  comparable  collateral   denominated  in  other
currencies) and interest coupon payments  collateralized on an 18-month  rolling-forward basis by funds held in escrow by an agent for the  bondholders.  A  significant  portion of the  Venezuelan  Brady Bonds and the
Argentine  Brady Bonds issued to date have  principal  repayments at final maturity  collateralized  by U.S.
Treasury  zero-coupon  bonds (or comparable  collateral  denominated in other  currencies)  and/or  interest coupon payments  collateralized  on a 14-month (for  Venezuela) or 12-month (for Argentina)  rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

         Brady Bonds involve various risk factors  including  residual risk and the history of defaults with respect to commercial  bank loans by public and private  entities of countries  issuing  Brady Bonds.  There can  be no  assurance  that  Brady  Bonds  in  which  the  Portfolio  may  invest  will  not be  subject  to restructuring  arrangements  or to requests for new credit,  which may cause the  Portfolio to suffer a loss of interest or principal on any of its holdings.

         Bank  Obligations.  Bank  obligations  in which  the  Portfolio  invests  include  certificates  of
deposit,   bankers'  acceptances,   and  fixed  time  deposits.   Certificates  of  deposit  are  negotiable
certificates  issued against funds  deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers'  acceptances are negotiable drafts or bills of exchange,  normally drawn by an importer or exporter to pay for specific  merchandise,  which are "accepted" by a bank,  meaning, in effect, that the bank  unconditionally  agrees to pay the face  value of the  instrument  on  maturity.  Fixed  time deposits  are bank  obligations  payable at a stated  maturity  date and  bearing  interest at a fixed rate.
Fixed time  deposits  may be  withdrawn on demand by the  investor,  but may be subject to early  withdrawal penalties which vary depending upon market  conditions and the remaining  maturity of the obligation.  There are no contractual  restrictions  on the right to transfer a beneficial  interest in a fixed time deposit to a third party,  although there is no market for such  deposits.  The Portfolio will not invest in fixed time deposits  which (1) are not subject to prepayment or (2) provide for withdrawal  penalties  upon  prepayment
(other than  overnight  deposits)  if, in the  aggregate,  more than 15% of its assets  would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         The Portfolio  will limit its  investments  in United States bank  obligations  to  obligations  of
United  States banks  (including  foreign  branches)  which have more than $1 billion in total assets at the time of investment and are members of the Federal  Reserve  System,  are examined by the  Comptroller of the
Currency or whose  deposits are insured by the Federal  Deposit  Insurance  Corporation.  The Portfolio also may invest in  certificates  of deposit of savings and loan  associations  (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Portfolio will limit its  investments  in foreign bank  obligations to United States dollar- or foreign  currency-denominated  obligations  of foreign banks  (including  United States  branches of foreign banks)  which  at the time of  investment  (I)  have  more  than $10  billion,  or the  equivalent  in other currencies,  in total assets;  (ii) in terms of assets are among the 75 largest  foreign banks in the world;
(iii) have branches or agencies  (limited  purpose  offices which do not offer all banking  services) in the
United  States;  and (iv) in the opinion of the  Sub-advisor,  are of an  investment  quality  comparable to obligations  of United  States banks in which the Portfolio  may invest.  Subject to the Trust's  limitation on  concentration  of no more than 25% of its assets in the securities of issuers in a particular  industry, there is no  limitation  on the amount of the  Portfolio's  assets which may be invested in  obligations  of foreign banks which meet the conditions set forth herein.

         Obligations  of foreign banks involve  somewhat  different  investment  risks than those  affecting obligations  of United States banks,  including the  possibilities  that their  liquidity  could be impaired because of future political and economic  developments,  that their  obligations may be less marketable than comparable  obligations of United States banks, that a foreign  jurisdiction  might impose withholding taxes on interest income payable on those obligations,  that foreign deposits may be seized or nationalized,  that foreign  governmental  restrictions  such as exchange  controls may be adopted which might adversely  affect the payment of principal and interest on those  obligations and that the selection of those  obligations may be more  difficult  because there may be less publicly  available  information  concerning  foreign banks or because the accounting,  auditing and financial reporting standards,  practices and requirements  applicable to foreign banks may differ from those  applicable  to United States banks.  Foreign banks are not generally subject to examination by any United States Government agency or instrumentality.

         Short Sales.  The Portfolio  may make short sales of securities as part of their overall  portfolio management  strategies involving the use of derivative  instruments and to offset potential declines in long positions in similar  securities.  A short sale is a transaction in which the Portfolio  sells a security it does not own in anticipation that the market price of that security will decline.

         When the  Portfolio  makes a short sale,  it must borrow the security  sold short and deliver it to the  broker-dealer  through  which it made the short sale as  collateral  for its  obligation to deliver the security upon  conclusion of the sale. The Portfolio may have to pay a fee to borrow  particular  securities and is often obligated to pay over any accrued interest on such borrowed securities.

         If the price of the security sold short  increases  between the time of the short sale and the time and the Portfolio  replaces the borrowed  security,  the  Portfolio  will incur a loss;  conversely,  if the price  declines,  the  Portfolio  will  realize a capital  gain.  Any gain will be  decreased,  and any loss increased,  by the transaction  costs described  above. The successful use of short selling may be adversely affected  by  imperfect  correlation  between  movements  in the price of the  security  sold  short and the securities being hedged.

         To the extent  that the  Portfolio  engages  in short  sales,  it will  provide  collateral  to the broker-dealer  and (except in the case of short sales  "against  the box") will  maintain  additional  asset coverage  in the form of cash or other  liquid  assets  in a  segregated  account.  The  Portfolio  does not intend to enter into short sales  (other than those  "against the box") if  immediately  after such sale the aggregate of the value of all collateral  plus the amount in such segregated  account  exceeds  one-third of the value of the  Portfolio's  net assets.  This  percentage may be varied by action of the Trust's Board of
Trustees.  A short sale is "against the box" to the extent that the  Portfolio  contemporaneously  owns,  or has the right to obtain at no added cost, securities identical to those sold short.

         Derivative  Instruments.  In  pursuing  its  objective,  the  Portfolio  may, as  described  in the
Prospectus,  purchase and sell (write) both put options and call options on securities,  securities indexes, and foreign  currencies,  and enter into interest  rate,  foreign  currency and index futures  contracts and purchase  and sell  options  on such  futures  contracts  ("futures  options")  for  hedging  purposes.  The
Portfolio  also may purchase  and sell foreign  currency  options for purposes of  increasing  exposure to a foreign  currency or to shift exposure to foreign  currency  fluctuations  from one country to another.  The
Portfolio  also may enter  into swap  agreements  with  respect to foreign  currencies,  interest  rates and indexes of securities.  If other types of financial instruments,  including other types of options,  futures contracts,  or futures  options  are traded in the future,  the  Portfolio  may also use those  instruments, provided that the Trust's Board of Trustees  determines  that their use is consistent  with the  Portfolio's investment  objective,  and provided that their use is consistent  with  restrictions  applicable to options and futures contracts  currently  eligible for use by the Trust (i.e., that written call or put options will be "covered" or "secured" and that futures and futures options will be used only for hedging purposes).

         Options on  Securities  and Indexes.  The Portfolio may purchase and sell both put and call options on debt or other securities or indexes in standardized  contracts  traded on foreign or national  securities exchanges,  boards  of  trade,  or  similar  entities,  or  quoted  on  NASDAQ  or  on a  regulated  foreign over-the-counter  market, and agreements,  sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         The  Portfolio  will write call options and put options only if they are  "covered." In the case of a call option on a security,  the option is "covered" if the  Portfolio  owns the  security  underlying  the call or has an absolute and immediate right to acquire that security without  additional cash  consideration
(or, if additional cash  consideration is required,  cash or cash equivalents or other liquid assets in such amount  are  placed  in a  segregated  account  by its  custodian)  upon  conversion  or  exchange  of other securities  held by the  Portfolio.  For a call option on an index,  the option is covered if the  Portfolio maintains with its custodian  cash or cash  equivalents  equal to the contract  value. A call option is also covered if the  Portfolio  holds a call on the same security or index as the call written where the exercise price of the  call  held is (I)  equal  to or less  than the  exercise  price of the call  written,  or (ii)
greater  than the  exercise  price  of the call  written,  provided  the  difference  is  maintained  by the
Portfolio  in cash or cash  equivalents  in a  segregated  account  with its  custodian.  A put  option on a security  or an  index  is  "covered"  if the  Portfolio  maintains  cash or cash  equivalents  equal to the exercise  price in a segregated  account with its  custodian.  A put option is also covered if the Portfolio holds a put on the same  security or index as the put written  where the  exercise  price of the put held is
(i) equal to or greater than the exercise  price of the put  written,  or (ii) less than the exercise  price of the put written,  provided the  difference is maintained by the Portfolio in cash or cash  equivalents in a segregated account with its custodian.

         If an option written by the Portfolio  expires,  the Portfolio realizes a capital gain equal to the premium  received  at the time the option was  written.  If an option  purchased  by the  Portfolio  expires unexercised, the Portfolio realizes a capital loss equal to the premium paid.

         Prior to the  earlier of  exercise  or  expiration,  an option  may be closed out by an  offsetting purchase or sale of an option of the same series (type,  exchange,  underlying  security or index,  exercise price,  and  expiration).  There can be no assurance,  however,  that a closing purchase or sale transaction can be effected when the Portfolio desires.

         The Portfolio  will realize a capital gain from a closing  purchase  transaction if the cost of the closing option is less than the premium  received from writing the option,  or, if it is more, the Portfolio will  realize a capital  loss.  If the premium  received  from a closing sale  transaction  is more than the premium  paid to purchase the option,  the  Portfolio  will  realize a capital  gain or, if it is less,  the
Portfolio  will realize a capital  loss.  The  principal  factors  affecting  the market value of a put or a call option include supply and demand,  interest rates, the current market price of the underlying  security or index in relation to the exercise  price of the option,  the  volatility  of the  underlying  security or index, and the time remaining until the expiration date.

         The  premium  paid  for a put  or  call  option  purchased  by the  Portfolio  is an  asset  of the
Portfolio.  The premium  received for an option  written by the Portfolio is recorded as a deferred  credit.
The value of an option  purchased  or written is marked to market  daily and is valued at the closing  price on the  exchange on which it is traded or, if not traded on an exchange  or no closing  price is  available, at the mean between the last bid and asked prices.  For a discussion  of certain risks  involved in options, see this Statement and the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Foreign  Currency  Options.  The  Portfolio  may  buy or sell  put  and  call  options  on  foreign currencies  either on  exchanges  or in the  over-the-counter  market.  A put  option on a foreign  currency gives the  purchaser  of the option the right to sell a foreign  currency  at the  exercise  price until the option  expires.  Currency  options  traded on U.S. or other  exchanges  may be subject to  position  limits which  may limit the  ability  of the  Portfolio  to  reduce  foreign  currency  risk  using  such  options.
Over-the-counter  options  differ from traded  options in that they are two-party  contracts  with price and other terms  negotiated  between  buyer and seller,  and  generally do not have as much market  liquidity as exchange-traded options.

         Futures Contracts and Options on Futures  Contracts.  The Portfolio may use interest rate,  foreign currency or index futures  contracts,  as specified in the Trust's  Prospectus.  An interest  rate,  foreign currency or index futures  contract  provides for the future sale by one party and purchase by another party of a  specified  quantity  of a financial  instrument,  foreign  currency or the cash value of an index at a specified  price and time.  A futures  contract  on an index is an  agreement  pursuant to which two parties agree to take or make delivery of an amount of cash equal to the  difference  between the value of the index at the  close of the last  trading  day of the  contract  and the  price at which  the  index  contract  was originally  written.  Although  the value of an index might be a function of the value of certain  specified securities, no physical delivery of these securities is made.

         The Portfolio may purchase and write call and put futures  options.  Futures  options  possess many of the same  characteristics  as options on  securities  and indexes  (discussed  above).  A futures  option gives the holder the  right,  in return for the  premium  paid,  to assume a long  position  (call) or short position  (put) in a futures  contract  at a specified  exercise  price at any time during the period of the option.  Upon exercise of a call option,  the holder  acquires a long  position in the futures  contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

         To comply with  applicable  rules of the CFTC under which the Trust and the  Portfolio  avoid being deemed a "commodity pool" or a "commodity pool operator," the Portfolio  intends  generally to limit its use of futures  contracts and futures  options to "bona fide hedging"  transactions,  as such term is defined in applicable  regulations,  interpretations  and  practice.  For  example,  the  Portfolio  might use  futures contracts to hedge against  anticipated  changes in interest  rates that might  adversely  affect either the value  of the  Portfolio's  securities  or the  price of the  securities  which  the  Portfolio  intends  to purchase.  The Portfolio's  hedging  activities may include sales of futures  contracts as an offset against the effect of  expected  increases  in interest  rates,  and  purchases  of futures  contracts  as an offset against  the effect of expected  declines in interest  rates.  Although  other  techniques  could be used to reduce that  Portfolio's  exposure to interest  rate  fluctuations,  the  Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Portfolio  will only enter into futures  contracts and futures  options which are  standardized and traded on a U.S. or foreign  exchange,  board of trade,  or similar  entity,  or quoted on an  automated quotation system.

         When a purchase or sale of a futures  contract is made by the Portfolio,  the Portfolio is required to  deposit  with its  custodian  (or  broker,  if legally  permitted)  a  specified  amount of cash or U.S.
Government  securities  ("initial  margin").  The  margin  required  for a  futures  contract  is set by the exchange on which the contract is traded and may be modified  during the term of the  contract.  The initial margin is in the  nature of a  performance  bond or good  faith  deposit on the  futures  contract  which is returned to the Portfolio upon termination of the contract,  assuming all contractual  obligations have been satisfied.  The  Portfolio  expects  to earn  interest  income on its  initial  margin  deposits.  A futures contract  held by the  Portfolio is valued daily at the official  settlement  price of the exchange on which it is traded.  Each day the Portfolio pays or receives cash, called  "variation  margin," equal to the daily change in value of the futures  contract.  This  process is known as "marking to market."  Variation  margin does not represent a borrowing or loan by the  Portfolio  but is instead a settlement  between the Portfolio and the broker of the amount one would owe the other if the futures  contract  expired.  In computing  daily net asset value, the Portfolio will mark to market its open futures positions.

         The  Portfolio  is also  required  to deposit  and  maintain  margin  with  respect to put and call options on futures  contracts  written by it. Such margin  deposits will vary depending on the nature of the underlying futures contract (and the related initial margin  requirements),  the current market value of the option, and other futures positions held by the Portfolio.

         Although some futures  contracts call for making or taking  delivery of the underlying  securities, generally these  obligations  are closed out prior to delivery by offsetting  purchases or sales of matching futures  contracts (same  exchange,  underlying  security or index,  and delivery  month).  If an offsetting purchase  price is less than the original  sale price,  the  Portfolio  realizes a capital gain, or if it is more,  the Portfolio  realizes a capital  loss.  Conversely,  if an  offsetting  sale price is more than the original purchase price, the Portfolio  realizes a capital gain, or if it is less, the Portfolio  realizes a capital loss.  The transaction costs must also be included in these calculations.

         Limitations  on Use of Futures and Futures  Options.  In general,  the  Portfolio  intends to enter into  positions  in futures  contracts  and related  options  only for "bona fide  hedging"  purposes.  With respect to positions  in futures and related  options that do not  constitute  bona fide hedging  positions, the  Portfolio  will  not  enter  into a  futures  contract  or  futures  option  contract  if,  immediately thereafter,  the aggregate  initial margin deposits  relating to such positions plus premiums paid by it for open futures option positions,  less the amount by which any such options are  "in-the-money,"  would exceed
5% of the  Portfolio's  total net  assets.  A call  option  is  "in-the-money"  if the value of the  futures contract that is the subject of the option  exceeds the exercise  price. A put option is  "in-the-money"  if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When  purchasing  a  futures  contract,  the  Portfolio  will  maintain  with  its  custodian  (and mark-to-market  on a daily basis) cash or other  liquid  assets  that,  when added to the amounts  deposited with a futures  commission  merchant  as margin,  are equal to the  market  value of the  futures  contract.
Alternatively,  the  Portfolio  may "cover"  its  position by  purchasing  a put option on the same  futures contract with a strike price as high or higher than the price of the contract held by the Portfolio.

         When  selling  a  futures   contract,   the  Portfolio   will  maintain  with  its  custodian  (and
mark-to-market  on a daily basis)  liquid  assets that,  when added to the amount  deposited  with a futures commission  merchant as margin,  are equal to the market value of the  instruments  underlying the contract.
Alternatively,  the Portfolio  may "cover" its position by owning the  instruments  underlying  the contract
(or, in the case of an index futures contract, a portfolio with a volatility  substantially  similar to that of the index on which the futures contract is based),  or by holding a call option  permitting the Portfolio to purchase  the same futures  contract at a price no higher than the price of the  contract  written by the
Portfolio  (or at a  higher  price if the  difference  is  maintained  in  liquid  assets  with the  Trust's custodian).

         When selling a call option on a futures  contract,  the Portfolio  will maintain with its custodian
(and  mark-to-market  on a daily  basis)  cash or other  liquid  assets  that,  when  added  to the  amounts deposited  with a futures  commission  merchant  as  margin,  equal the total  market  value of the  futures contract  underlying the call option.  Alternatively,  the Portfolio may cover its position by entering into a long  position  in the same  futures  contract  at a price no  higher  than the  strike  price of the call option,  by owning the  instruments  underlying the futures  contract,  or by holding a separate call option permitting  the Portfolio to purchase the same futures  contract at a price not higher than the strike price of the call option sold by the Portfolio.

         When selling a put option on a futures  contract,  the  Portfolio  will maintain with its custodian
(and  mark-to-market  on a daily  basis) cash or other liquid  assets that equal the  purchase  price of the futures  contract,  less any margin on deposit.  Alternatively,  the Portfolio may cover the position either by  entering  into a short  position  in the same  futures  contract,  or by owning a  separate  put  option permitting  it to sell the same futures  contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the  Portfolio.  For a discussion  of the risks  involved in futures  contracts and related  options,  see the Trust's  Prospectus  and this Statement under "Certain Factors and Investment Methods."

         Swap Agreements.  The Portfolio may enter into interest rate,  index,  credit and currency exchange rate swap  agreements  for purposes of attempting to obtain a particular  desired  return at a lower cost to the  Portfolio  than if the  Portfolio  had  invested  directly in an  instrument  that yielded that desired return.  The  Portfolio  may  also  enter  into  options  on  swap  agreements.  For a  discussion  of  swap agreements,  see the  Trust's  Prospectus  under  "Investment  Objectives  and  Policies."  The  Portfolio's
obligations  (or rights) under a swap  agreement  will  generally be equal only to the net amount to be paid or received  under the agreement  based on the relative  values of the  positions  held by each party to the agreement  (the "net  amount").  The  Portfolio's  obligations  under a swap agreement will be accrued daily
(offset  against any amounts owing to the  Portfolio)  and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated  account  consisting of cash or other liquid assets to avoid any potential  leveraging of the  Portfolio's  portfolio.  The Portfolio will not enter into a swap agreement  with any single party if the net amount owed or to be received  under  existing  contracts with that party would exceed 5% of the Portfolio's assets.

         Whether the  Portfolio's  use of swap  agreements  will be successful in furthering  its investment objective of total return will depend on the  Sub-advisor's  ability  correctly to predict  whether  certain types of investments  are likely to produce  greater  returns than other  investments.  Because they are two party  contracts  and  because  they may have  terms of longer  than  seven  days,  swap  agreements  may be considered  to be illiquid.  Moreover,  the  Portfolio  bears the risk of loss of the amount  expected to be received  under  a  swap  agreement  in  the  event  of  the  default  or  bankruptcy  of a  swap  agreement
counterparty.   The  Sub-advisor  will  cause  the  Portfolio  to  enter  into  swap  agreements  only  with counterparties  that would be eligible for consideration as repurchase  agreement  counterparties  under the
Portfolio's  repurchase  agreement  guidelines.  Certain  restrictions  imposed  on  the  Portfolio  by  the
Internal  Revenue  Code may limit the  Portfolio's  ability to use swap  agreements.  The swaps  market is a relatively  new market and is largely  unregulated.  It is possible that  developments  in the swaps market, including  potential  government  regulation,  could adversely  affect the Portfolio's  ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

         Certain swap  agreements  are exempt from most  provisions  of the  Commodity  Exchange Act ("CEA")
and,  therefore,  are not regulated as futures or commodity option  transactions  under the CEA, pursuant to regulations  approved by the CFTC. To qualify for this  exemption,  a swap agreement must be entered into by
"eligible  participants,"  which  includes the  following,  provided the  participants'  total assets exceed established  levels:  a bank or trust  company,  savings  association  or credit union,  insurance  company, investment  company  subject to regulation  under the 1940 Act,  commodity pool,  corporation,  partnership,
proprietorship,   organization,   trust  or  other  entity,  employee  benefit  plan,  governmental  entity, broker-dealer,  futures  commission  merchant,  natural person, or regulated foreign person. To be eligible, natural  persons and most other entities must have total assets  exceeding $10 million;  commodity pools and employee  benefit plans must have assets  exceeding $5 million.  In addition,  an eligible swap  transaction must meet three  conditions.  First,  the swap  agreement may not be part of a fungible  class of agreements that are standardized as to their material  economic terms.  Second,  the  creditworthiness  of parties with actual or potential  obligations under the swap agreement must be a material  consideration in entering into or  determining  the terms of the swap  agreement,  including  pricing,  cost or credit  enhancement  terms.
Third,  swap  agreements  may not be  entered  into and  traded  on or  through a  multilateral  transaction execution facility.

         This exemption is not exclusive,  and participants may continue to rely on existing  exclusions for swaps,  such as the  Policy  Statement  issued  in  July  1989  which  recognized  a safe  harbor  for  swap
transactions  from  regulation  as  futures  or  commodity  option   transactions   under  the  CEA  or  its
regulations.  The Policy Statement applies to swap  transactions  settled in cash that (1) have individually tailored  terms,  (2) lack  exchange-style  offset and the use of a clearing  organization or margin system,
(3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

         Structured  Notes.  Structured  notes  are  derivative  debt  securities,   the  interest  rate  or
principal of which is related to another economic  indicator or financial market index.  Indexed  securities include  structured notes as well as securities  other than debt securities,  the interest rate or principal of which is determined by such an unrelated  indicator.  Indexed  securities  may include a multiplier  that multiplies the indexed  element by a specified  factor and,  therefore,  the value of such securities may be very volatile.  To the extent the Portfolio invests in these securities,  however,  the Sub-advisor analyzes these  securities in its overall  assessment of the effective  duration of the  Portfolio's  portfolio in an effort to monitor the Portfolio's interest rate risk.

         Foreign  Currency  Exchange Related  Securities.  The Portfolio may also invest in foreign currency warrants,  principal  exchange rate linked  securities and  performance  indexed paper.  For a discussion of these, see this Statement under "Certain Risk Factors and Investment Methods."

         Warrants  to  Purchase  Securities.  The  Portfolio  may invest in or acquire  warrants to purchase equity or fixed-income  securities.  Bonds with warrants  attached to purchase  equity  securities have many characteristics  of convertible  bonds and their prices may, to some degree,  reflect the performance of the underlying  stock.  Bonds also may be issued with  warrants  attached to  purchase  additional  fixed-income securities  at the same  coupon  rate.  A decline  in  interest  rates  would  permit the  Portfolio  to buy additional  bonds at the favorable  rate or to sell the warrants at a profit.  If interest  rates rise,  the warrants would generally expire with no value.

         Hybrid  Instruments.  The  Portfolio  may  invest up to 5% of its assets in hybrid  instruments.  A hybrid  instrument can combine the  characteristics  of  securities,  futures,  and options.  Hybrids can be used as an efficient means of pursuing a variety of investment goals,  including currency hedging,  duration management,  and increased  total return.  For an additional  discussion of hybrid  instruments  and certain risks involved therein, see this Statement under "Certain Risk Factors and Investment Methods."

         Inverse  Floaters.  The  Portfolio  may also  invest in  inverse  floating  rate  debt  instruments
("inverse  floaters").  The interest rate on an inverse  floater  resets in the opposite  direction from the market rate of interest to which the inverse  floater is indexed.  An inverse  floating  rate  security  may exhibit  greater price  volatility  than a fixed rate  obligation of similar credit  quality.  The Portfolio will not invest more than 5% of its net assets in any  combination  of inverse  floater,  interest  only, or principal only securities.

         Loan  Participations.   The  Portfolio  may  purchase  participations  in  commercial  loans.  Such indebtedness may be secured or unsecured.  Loan participations  typically represent direct  participation in a loan to a corporate  borrower,  and  generally  are offered by banks or other  financial  institutions  or lending syndicates.  When purchasing loan  participations,  the Portfolio assumes the credit risk associated with the  corporate  borrower and may assume the credit risk  associated  with an  interposed  bank or other financial  intermediary.  The  participation  interests in which the Portfolio  intends to invest may not be rated by any nationally recognized rating service.

         A loan is often  administered  by an agent  bank  acting as agent for all  holders.  The agent bank administers  the terms of the loan,  as specified  in the loan  agreement.  In  addition,  the agent bank is normally  responsible for the collection of principal and interest payments from the corporate  borrower and the  apportionment  of these  payments  to the  credit of all  institutions  which are  parties  to the loan agreement.  Unless,  under the terms of the loan or other  indebtedness,  the Portfolio has direct  recourse against  the  corporate  borrower,  the  Portfolio  may have to rely on the  agent  bank or other  financial intermediary to apply appropriate credit remedies against a corporate borrower.

         A financial  institution's  employment as agent bank might be terminated in the event that it fails to observe a requisite  standard of care or becomes  insolvent.  A successor  agent bank would  generally be appointed to replace the  terminated  agent bank, and assets held by the agent bank under the loan agreement should  remain  available  to holders of such  indebtedness.  However,  if assets held by the agent bank for the  benefit of the  Portfolio  were  determined  to be subject  to the claims of the agent  bank's  general creditors,  the  Portfolio  might  incur  certain  costs and delays in  realizing  payment on a loan or loan participation  and  could  suffer  a loss of  principal  and/or  interest.  In  situations  involving  other interposed  financial  institutions  (e.g., an insurance  company or governmental  agency) similar risks may arise.

         Purchasers  of  loans  and  other  forms  of  direct   indebtedness   depend   primarily  upon  the
creditworthiness  of the corporate  borrower for payment of principal and  interest.  If the Portfolio  does not receive scheduled interest or principal  payments on such indebtedness,  the Portfolio's share price and yield could be adversely  affected.  Loans that are fully secured offer the Portfolio more  protection  than an unsecured  loan in the event of  non-payment  of scheduled  interest or principal.  However,  there is no assurance  that the  liquidation  of collateral  from a secured loan would satisfy the corporate  borrower's obligation, or that the collateral can be liquidated.

         The Portfolio may invest in loan  participations  with credit quality comparable to that of issuers
of  its  securities  investments.   Indebtedness  of  companies  whose  creditworthiness  is  poor  involves substantially  greater  risks,  and may be  highly  speculative.  Some  companies  may  never  pay off their indebtedness,  or may pay  only a small  fraction  of the  amount  owed.  Consequently,  when  investing  in indebtedness  of companies  with poor credit,  the Portfolio  bears a substantial  risk of losing the entire amount invested.

         The  Portfolio  limits the amount of its total  assets  that it will invest in any one issuer or in issuers  within the same  industry  (see  "Investment  Restrictions").  For  purposes of these  limits,  the
Portfolio  generally  will  treat  the  corporate  borrower  as the  "issuer"  of  indebtedness  held by the
Portfolio.  In the  case of loan  participations  where a bank or  other  lending  institution  serves  as a financial  intermediary  between the Portfolio and the corporate  borrower,  if the  participation  does not
shift  to  the  Portfolio  the  direct  debtor-creditor   relationship  with  the  corporate  borrower,  SEC
interpretations  require the Portfolio to treat both the lending bank or other lending  institution  and the corporate  borrower as "issuers"  for the purposes of  determining  whether the  Portfolio has invested more than 5% of its  total  assets  in a single  issuer.  Treating  a  financial  intermediary  as an  issuer  of indebtedness  may restrict the Portfolio's  ability to invest in indebtedness  related to a single financial intermediary,  or a group of intermediaries  engaged in the same industry,  even if the underlying borrowers represent many different companies and industries.

         Loan and other types of direct  indebtedness  may not be readily  marketable  and may be subject to restrictions  on resale.  In some cases,  negotiations  involved in  disposing of  indebtedness  may require weeks to complete.  Consequently,  some  indebtedness  may be difficult or  impossible to dispose of readily at what the  Sub-advisor  believes to be a fair  price.  In  addition,  valuation  of illiquid  indebtedness involves a greater  degree of judgment in  determining  the  Portfolio's  net asset value than if that value were based on available  market  quotations,  and could result in significant  variations in the Portfolio's daily share price.  At the same time,  some loan interests are traded among certain  financial  institutions and  accordingly  may be deemed liquid.  As the market for different  types of  indebtedness  develops,  the liquidity of these  instruments  is expected to improve.  In addition,  the Portfolio  currently  intends to treat  indebtedness  for  which  there is no  readily  available  market as  illiquid  for  purposes  of the
Portfolio's  limitation on illiquid  investments.  Investments in loan  participations  are considered to be debt  obligations  for purposes of the Trust's  investment  restriction  relating to the lending of funds or assets by the Portfolio.

         Investments  in loans through a direct  assignment of the financial  institution's  interests  with respect to the loan may involve  additional  risks to the Portfolio.  For example,  if a loan is foreclosed, the  Portfolio  could  become  part  owner of any  collateral,  and would  bear the  costs  and  liabilities associated  with  owning  and  disposing  of the  collateral.  In  addition,  it is  conceivable  that under emerging  legal  theories  of lender  liability,  the  Portfolio  could be held liable as  co-lender.  It is unclear  whether loans and other forms of direct  indebtedness  offer  securities  law  protections  against fraud and  misrepresentation.  In the absence of definitive  regulatory  guidance,  the Portfolio  relies on the  Sub-advisor's  research  in an attempt  to avoid  situations  where  fraud or  misrepresentation  could adversely affect the Portfolio.

         Delayed  Funding Loans and Revolving  Credit  Facilities.  The Portfolio may enter into, or acquire participations  in,  delayed  funding  loans and  revolving  credit  facilities.  Delayed  funding loans and revolving  credit  facilities  are borrowing  arrangements  in which the lender agrees to make loans up to a maximum amount upon demand by the borrower  during a specified term.  These  commitments may have the effect of requiring  the  Portfolio to increase its  investment  in a company at a time when it might not otherwise decide to do so  (including  at a time when the company's  financial  condition  makes it unlikely that such amounts will be repaid).  To the extent that the  Portfolio is committed  to advance  additional  funds,  it will at all times  segregate  liquid assets,  determined to be liquid by the  Sub-advisor in accordance with procedures  established  by the Board of Trustee,  in an amount  sufficient  to meet such  commitments.  The
Portfolio  may  invest in  delayed  funding  loans and  revolving  credit  facilities  with  credit  quality comparable to that of issuers of its  securities  investments.  Delayed  funding loans and revolving  credit facilities may be subject to restrictions on transfer,  and only limited  opportunities  may exist to resell such  instruments.  As a result,  the Portfolio may be unable to sell such  investments at an opportune time or may have to  resell  them at less  than  fair  market  value.  The  Portfolio  currently  intend to treat delayed  funding loans and revolving  credit  facilities for which there is no readily  available  market as illiquid for purposes of the  Portfolio's  limitation on illiquid  investments.  Participation  interests in
revolving   credit   facilities   will  be  subject  to  the   limitations   discussed   above  under  "Loan
Participations."  Delayed  funding  loans  and  revolving  credit  facilities  are  considered  to  be  debt obligations for purposes of the Trust's  investment  restriction  relating to the lending of funds or assets by the Portfolio.

         Investment Policies Which May Be Changed Without Shareholder  Approval.  The following  limitations are applicable to the AST PIMCO Limited  Maturity Bond Portfolio.  These  limitations are not  "fundamental"
restrictions and may be changed by the Trustees without shareholder approval.  The Portfolio will not:

         1.       Invest  more than 15% of the assets of the  Portfolio  (taken at market  value at the time of the  investment)  in "illiquid  securities,"  illiquid  securities  being  defined to include  securities subject to legal or contractual  restrictions on resale (which may include private  placements),  repurchase agreements  maturing in more than seven days,  certain  options traded over the counter that a Portfolio has purchased,  securities  being used to cover such  options a  Portfolio  has  written,  securities  for which market  quotations are not readily  available,  or other  securities  which legally or in the  Sub-advisor's opinion may be deemed illiquid.

         2.       Invest more than 5% of the assets of the  Portfolio  (taken at market value at the time of investment) in any combination of interest only, principal only, or inverse floating rate securities.

         The Staff of the SEC has taken the  position  that  purchased  OTC  options  and the assets used as cover for written OTC options are illiquid  securities.  Therefore,  the Portfolio has adopted an investment policy  pursuant  to which the  Portfolio  will not  purchase  or sell OTC  options  if, as a result of such transactions,  the sum of the  market  value of OTC  options  currently  outstanding  which  are held by the
Portfolio,  the market value of the underlying  securities covered by OTC call options currently outstanding which were sold by the  Portfolio  and margin  deposits on the  Portfolio's  existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio,  taken at market value,  together with all other assets of the  Portfolio  which are illiquid or are  otherwise not readily  marketable.  However,  if an OTC option is sold by the Portfolio to a primary U.S.  Government  securities  dealer  recognized by the Federal
Reserve Bank of New York and if the Portfolio has the  unconditional  contractual  right to repurchase  such
OTC option from the dealer at a predetermined  price,  then the Portfolio will treat as illiquid such amount of the  underlying  securities  equal to the  repurchase  price  less the  amount  by which  the  option  is
"in-the-money"  (i.e.,  current market value of the underlying  securities minus the option's strike price).
The  repurchase  price with the primary  dealers is typically a formula price which is generally  based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money."

AST Money Market Portfolio:

Investment  Objective:  The  investment  objective  of the  Portfolio  is to seek high  current  income  and maintain high levels of liquidity.

Investment Policies:

         Bank  Obligations.  The Portfolio  will not invest in bank  obligations  for which any affiliate of the Sub-advisor is the ultimate obligor or accepting bank.

         Asset-Backed  Securities.  The Portfolio  may invest in  asset-backed  securities  backed by credit card  receivables,  automobile  loans,  manufactured  housing  loans and home equity  loans in an  aggregate amount of up to 10% of the  Portfolio's  net  assets,  subject  to the  limitations  of rule  2a-7  under in
Investment  Company  Act of 1940.  These  asset-backed  securities  in which the  Portfolio  may  invest are subject to the Portfolio's overall credit requirements.  However,  asset-backed securities,  in general, are subject to certain  risks.  Most of these risks are related to limited  interests in applicable  collateral.
For  example,  credit  card  receivables  are  generally  unsecured  and the  debtors  are  entitled  to the protection  of a number of state and  federal  consumer  credit  laws,  many of which give such  debtors the right to set off certain  amounts on credit card debt thereby  reducing the balance  due.  Additionally,  if the  letter of credit is  exhausted,  holders  of  asset-backed  securities  may also  experience  delays in payments  or  losses if the full  amounts  due on  underlying  sales  contracts  are not  realized.  Because asset-backed  securities are relatively  new, the market  experience in these  securities is limited and the market's  ability to sustain  liquidity  through all phases of the market cycle has not been  tested.  For a discussion of  asset-backed  securities and the risks involved  therein see the Trust's  Prospectus and this
Statement under "Certain Risk Factors and Investment Methods."

         Synthetic  Instruments.  As may be  permitted  by current  laws and  regulations  and if  expressly permitted  by  the  Board  of  Trustees  of the  Trust,  the  Portfolio  may  invest  in  certain  synthetic instruments.  Such  instruments  generally  involve  the  deposit  of  asset-backed  securities  in a  trust arrangement  and the issuance of  certificates  evidencing  interests  in the trust.  The  certificates  are generally  sold in private  placements  in  reliance  on Rule 144A of the  Securities  Act of 1933  (without registering the certificates under such Act).

         Reverse  Repurchase  Agreements.  The Portfolio  invests the proceeds of  borrowings  under reverse repurchase  agreements.  The  Portfolio  will  enter  into a  reverse  repurchase  agreement  only  when the interest  income to be earned from the  investment  of the proceeds is greater than the interest  expense of the  transaction.  The  Portfolio  will not invest the  proceeds  of a reverse  repurchase  agreement  for a period which  exceeds the duration of the reverse  repurchase  agreement.  The  Portfolio may not enter into reverse  repurchase  agreements  exceeding  in the  aggregate  one-third  of the  market  value of its total assets,  less  liabilities  other  than the  obligations  created  by  reverse  repurchase  agreements.  The
Portfolio will establish and maintain with its custodian a separate  account with a segregated  portfolio of securities  in an  amount  at  least  equal  to  its  purchase  obligations  under  its  reverse  repurchase agreements.  If  interest  rates  rise  during  the term of a reverse  repurchase  agreement,  such  reverse repurchase  agreement may have a negative  impact on the  Portfolio's  ability to maintain a net asset value of $1.00 per share.

         Foreign Securities.  The Portfolio may invest in U.S.  dollar-denominated  foreign securities.  Any foreign  commercial  paper must not be subject to foreign  withholding tax at the time of purchase.  Foreign investments  may be made  directly in securities  of foreign  issuers or in the form of American  Depositary
Receipts ("ADRs") and European  Depositary Receipts ("EDRs").  Generally,  ADRs and EDRs are receipts issued by a  bank  or  trust  company  that  evidence  ownership  of  underlying  securities  issued  by a  foreign corporation  and that are designed for use in the domestic,  in the case of ADRs,  or European,  in the case of EDRs,  securities  markets.  For a discussion of depositary  receipts and the risks involved in investing in foreign securities, see the Trust's Prospectus under "Certain Risk Factors and Investment Methods."

         Lending  Portfolio  Securities.  Loans will be  subject  to  termination  by the  Portfolio  in the normal  settlement time,  generally three business days after notice.  Borrowed  securities must be returned when the loan is  terminated.  The Portfolio may pay  reasonable  finders' and custodial  fees in connection with a  loan.  In  making  a loan,  the  Portfolio  will  consider  the  creditworthiness  of the  borrowing financial institution.

Investment Objective and Policy Applicable to All Portfolios:

         In  order  to  permit  the sale of  shares  of the  Trust to  separate  accounts  of  Participating
Insurance  Companies  in  certain  states,  the  Trust  may  make  commitments  more  restrictive  than  the restrictions  described in the section of this  Statement  entitled  "Investment  Restrictions."  Should the
Trust  determine  that any  such  commitment  is no  longer  in the  best  interests  of the  Trust  and its shareholders it will revoke the commitment and terminate sales of its shares in the state(s) involved.

         The Board of Trustees of the Trust may, from time to time,  promulgate  guidelines  with respect to the investment policies of the Portfolios.

INVESTMENT RESTRICTIONS:

         The  investment  restrictions  set forth below are  "fundamental"  policies.  See the subsection of this  Statement  entitled  "Investment  Objectives  and  Policies" for further  discussion of  "fundamental"
policies of the Trust and the requirements for changing such  "fundamental"  policies.  Investment  policies that are not  "fundamental"  may be found in the  general  description  of the  investment  policies of each
Portfolio,  as described in the section of this Statement and the Trust's  Prospectus  entitled  "Investment
Objectives and Policies."

         The investment  restrictions below apply only to the Portfolio or Portfolios  described in the text preceding the restrictions.

Investment  Restrictions  Applicable  Only to the AST Alliance Growth and Income  Portfolio,  the AST JanCap
Growth Portfolio,  the AST INVESCO Equity Income Portfolio,  the AST Federated High Yield Portfolio, the AST
PIMCO Total Return Bond  Portfolio,  the AST PIMCO Limited  Maturity Bond Portfolio and the AST Money Market
Portfolio.

1.       A Portfolio will not buy any  securities or other  property on margin  (except for such  short-term credits as are necessary for the clearance of transactions).

2.        Portfolio will not invest in companies for the purpose of exercising control or management.

3.       A  Portfolio  will not  underwrite  securities  issued by  others  except  to the  extent  that the
Portfolio may be deemed an underwriter when purchasing or selling securities.

4.       A Portfolio will not issue senior securities.

Investment Restrictions Applicable Only to the AST DeaM International Equity Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       Make loans of money or  securities  other than (a) through the purchase of securities in accordance with the Portfolio's investment objective,  (b) through repurchase agreements,  and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of the Portfolio's total assets;

2.       Underwrite  securities  issued by others  except to the extent that the  Portfolio may be deemed an underwriter when purchasing or selling securities;

3.       Issue senior securities;

4.       Invest directly in physical commodities (other than foreign  currencies),  real estate or interests in real estate;  provided,  that the  Portfolio may invest in securities of issuers which invest in physical commodities,  real estate or interests in real estate;  and, provided  further,  that this restriction shall not prevent the Portfolio from  purchasing or selling  options,  futures,  swaps and forward  contracts,  or from investing in securities or other instruments backed by physical  commodities,  real estate or interests in real estate;

5.       Make any investment  which would  concentrate  25% or more of the  Portfolio's  total assets in the securities of issuers having their principal  business  activities in the same industry,  provided that this limitation  does not apply to  obligations  issued or  guaranteed  by the U.S.  government,  its agencies or instrumentalities;

6.       Borrow money except from banks in amounts up to 33 1/3% of the Portfolio's total assets;

7.       As to 75% of the value of its total  assets,  invest  more than 5% of its total  assets,  at market value, in the securities of any one issuer (except  securities issued or guaranteed by the U.S.  Government, its agencies or instrumentalities); or

8.       As to 75% of the value of its total  assets,  purchase  more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

         In applying the above restriction  regarding  investments in a single industry,  the Portfolio uses industry  classifications  based, where applicable,  on Baseline,  Bridge Information Systems,  Reuters, the
                                                        --------   --------------------------   -------
S&P Stock Guide  published  by Standard & Poor's,  information  obtained  from  Bloomberg  L.P.  and Moody's
---------------
International,  and/or  the  prospectus  of  the  issuing  company.  Selection  of an  appropriate  industry classification  resource  will be made by the  Sub-advisor  in the  exercise of its  reasonable  discretion.
(This note is not a fundamental policy.)
              ---

Investment Restrictions Applicable Only to the AST Janus Overseas Growth Portfolio:

1.       The  Portfolio  may borrow  money for  temporary  or  emergency  purposes  (not for  leveraging  or investment)  in an amount  not  exceeding  33 1/3% of the value of its total  assets  (including  the amount borrowed)  less  liabilities  (other  than  borrowings).  If  borrowings  exceed 33 1/3% of the value of the
Portfolio's  total assets by reason of a decline in net assets,  the  Portfolio  will reduce its  borrowings within  three  business  days to the extent  necessary  to comply with the 33 1/3%  limitation.  This policy shall not prohibit reverse  repurchase  agreements,  deposits of assets to margin or guarantee  positions in futures,  options,  swaps or  forward  contracts,  or the  segregation  of  assets in  connection  with such contracts.

2.       The  Portfolio  will  not,  as to 75% of the value of its  total  assets,  own more than 10% of the outstanding  voting  securities of any one issuer, or purchase the securities of any one issuer (except cash items and "government  securities" as defined under the 1940 Act as amended),  if immediately after and as a result of such  purchase,  the value of the  holdings  of the  Portfolio  in the  securities  of such issuer exceeds 5% of the value of its total assets.

3.       The Portfolio will not invest more than 25% of the value of its assets in any  particular  industry
(other than U.S. government securities).

4.       The Portfolio  will not invest  directly in real estate or interests in real estate;  however,  the
Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5.       The Portfolio will not purchase or sell physical  commodities other than foreign  currencies unless acquired as a result of ownership of securities  (but this  limitation  shall not prevent the Portfolio from purchasing  or selling  options,  futures,  swaps and forward  contracts or from  investing in securities or other instruments backed by physical commodities).

6.       The Portfolio may not make loans,  except that the Portfolio may (i) lend  portfolio  securities in accordance  with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total  assets of the
Portfolio  taken at  market  value;  (ii)  purchase  money  market  securities  and  enter  into  repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

7.       The Portfolio will not act as an underwriter of securities  issued by others,  except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8.       The Portfolio will not issue senior securities except in compliance with the 1940 Act.

Investment Restrictions Applicable Only to the AST American Century International Growth Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The Portfolio may not make loans,  except that the Portfolio may (i) lend  portfolio  securities in accordance  with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total  assets of the
Portfolio  taken at  market  value;  (ii)  purchase  money  market  securities  and  enter  into  repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities;

2.       With  respect to 75% of the value of its total  assets,  purchase the security of any one issuer if such  purchase  would  cause  more  than 5% of the  Portfolio's  assets  at  market  to be  invested  in the securities of such issuer, except U.S. government  securities,  or if the purchase would cause more than 10%
of the outstanding voting securities of any one issuer to be held in the Portfolio;

3.       Invest  more  than 25% of the  assets  of the  Portfolio,  exclusive  of cash  and U.S.  government securities, in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite  any  securities  except to the extent that the Portfolio  may be deemed an  underwriter when purchasing or selling securities;

6.       Purchase  or sell real  estate.  (In the  opinion of the  Sub-advisor,  this  restriction  will not preclude the Portfolio from investing in securities of corporations that deal in real estate);

7.       The  Portfolio  may not purchase or sell physical  commodities  unless  acquired as a result of the ownership of securities or instruments;  provided that this restriction  shall not prohibit a Portfolio from
(i) engaging in permissable  options and futures  transactions  and forward  foreign  currency  contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind; or

8.       Borrow  any  money,  except  in an  amount  not in  excess  of 33 1/3% of the  total  assets of the
Portfolio,  and then only for emergency and  extraordinary  purposes;  this does not prohibit the escrow and collateral  arrangements  in  connection  with  investment  in interest  rate futures  contracts and related options by the Portfolio.

         In determining  industry groups for purposes of the above  restriction  regarding  investments in a single  industry,  the SEC  ordinarily  uses the Standard  Industry  Classification  codes  developed by the
United States Office of Management and Budget.  The  Sub-advisor  monitors  industry  concentration  using a more  restrictive  list of industry groups than that  recommended by the SEC. The Sub-advisor  believes that these  classifications are reasonable and are not so broad that the primary economic  characteristics of the companies  in a  single  class  are  materially  different.  The  use of  these  more  restrictive  industry classifications  may, however,  cause the Portfolio to forego investment  possibilities  which may otherwise be available to it under the 1940 Act.  (This note is not a fundamental policy.)
                                                      ---

Investment Restrictions Applicable Only to the AST Gabelli Small-Cap Value Portfolio:

          The following  fundamental  policies  should be read in connection with the notes set forth below.
The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the  Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse  repurchase  agreements  and make other  investments  or engage in other transactions,  which  may  involve a  borrowing,  in a manner  consistent  with the  Portfolio's  investment objective and program,  provided that the  combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's  total assets  (including the amount borrowed) less  liabilities  (other than borrowings)
or such other  percentage  permitted  by law.  Any  borrowings  which  come to exceed  this  amount  will be reduced in accordance  with  applicable  law. The Portfolio may borrow from banks,  and other funds or other persons to the extent permitted by applicable law;

2.       Purchase  or sell  physical  commodities;  except  that it may enter  into  futures  contracts  and options thereon;

3.       Purchase  the  securities  of any  issuer  if,  as a  result,  more  than  25% of the  value of the
Portfolio's  total assets would be invested in the  securities of issuers  having their  principal  business activities in the same industry;

4.       Make loans,  although  the  Portfolio  may (i) lend  portfolio  securities  and  participate  in an interfund  lending  program to the extent  permitted by  applicable  law,  provided that no such loan may be made if, as a result,  the  aggregate  of such loans  would  exceed 33 1/3% of the value of the  Portfolio's total  assets;  (ii) purchase  money  market  securities  and enter into  repurchase  agreements;  and (iii)
acquire publicly-distributed or privately-placed debt securities and purchase debt;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the  Portfolio's  total  assets  would be  invested  in the  securities  of a single issuer,  except  securities  issued  or  guaranteed  by the  U.S.  Government  or any  of  its  agencies  or instrumentalities;

6.       Purchase a security  if, as a result,  with  respect to 75% of the value of the  Portfolio's  total assets,  more than 10% of the  outstanding  voting  securities  of any issuer would be held by the Portfolio
(other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real  estate  unless  acquired as a result of  ownership  of  securities  or other instruments  (but this shall not prevent the Portfolio  from  investing in  securities or other  instruments backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other  persons,  except to  the extent that the  Portfolio may be deemed to be an  underwriter  within  the  meaning  of the  Securities  Act of 1933 in  connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The  following  notes should be read in  connection  with the  above-described  fundamental policies.  The notes are not fundamental policies.
                         ---

         With respect to investment  restrictions  (1) and (4), the  Portfolio  will not borrow from or lend to any other fund unless it applies for and  receives an exemptive  order from the SEC, if so  required,  or the SEC issues rules  permitting such  transactions.  The Portfolio has no current  intention of engaging in any such  activity and there is no  assurance  the SEC would grant any order  requested by the  Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider currency  contracts or hybrid investments to be commodities.

         For purposes of investment  restriction (3), U.S., state or local governments,  or related agencies or instrumentalities, are not considered an industry.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the  execution  of a note or other  evidence  of an  extension  of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Natural Resources Portfolio:

          The following  fundamental  policies  should be read in connection with the notes set forth below.
The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the  Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse  repurchase  agreements  and make other  investments  or engage in other transactions,  which  may  involve a  borrowing,  in a manner  consistent  with the  Portfolio's  investment objective and program,  provided that the  combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's  total assets  (including the amount borrowed) less  liabilities  (other than borrowings)
or such other  percentage  permitted  by law.  Any  borrowings  which  come to exceed  this  amount  will be reduced in accordance with applicable  law. The Portfolio may borrow from banks,  other Price  Portfolios or other persons to the extent permitted by applicable law;

2.       Purchase  or sell  physical  commodities;  except  that it may enter  into  futures  contracts  and options thereon;

3.       Purchase  the  securities  of any  issuer  if,  as a  result,  more  than  25% of the  value of the
Portfolio's  total assets would be invested in the  securities of issuers  having their  principal  business activities in the same industry;

4.       Make loans,  although  the  Portfolio  may (i) lend  portfolio  securities  and  participate  in an interfund  lending  program  with other  Price  Portfolios  provided  that no such loan may be made if, as a result,  the  aggregate of such loans would  exceed 33 1/3% of the value of the  Portfolio's  total  assets;
(ii) purchase   money  market   securities  and  enter  into  repurchase   agreements;   and  (iii)  acquire
publicly-distributed or privately-placed debt securities and purchase debt;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the  Portfolio's  total  assets  would be  invested  in the  securities  of a single issuer,  except  securities  issued  or  guaranteed  by the  U.S.  Government  or any  of  its  agencies  or instrumentalities;

6.       Purchase a security  if, as a result,  with  respect to 75% of the value of the  Portfolio's  total assets,  more than 10% of the  outstanding  voting  securities  of any issuer would be held by the Portfolio
(other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

7.       Purchase or sell real  estate  unless  acquired as a result of  ownership  of  securities  or other instruments  (but this shall not prevent the Portfolio  from  investing in  securities or other  instruments backed by real estate or in securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other  persons,  except to the extent that the  Portfolio  may be deemed to be an  underwriter  within  the  meaning  of the  Securities  Act of 1933 in  connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The  following  notes should be read in  connection  with the  above-described  fundamental policies.  The notes are not fundamental policies.
                         ---

         With respect to investment  restriction (2), the Portfolio does not consider currency  contracts or hybrid investments to be commodities.

         For purposes of investment  restriction (3), U.S., state or local governments,  or related agencies or  instrumentalities,  are not  considered  an  industry.  Industries  are  determined  by reference to the classifications of industries set forth in the Portfolio's semi-annual and annual reports.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the  execution  of a note or other  evidence  of an  extension  of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST JanCap Growth Portfolio:

1.       The Portfolio will not purchase a security if as a result,  that Portfolio  would own more than 10%
of the outstanding voting securities of any issuer.

2.       As to 75% of the value of its total  assets,  the  Portfolio  will not  invest  more than 5% of its total  assets,  at market  value,  in the  securities  of any one issuer  (except cash items and  securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total assets,  at market  value,  would be invested in the  securities  of issuers  principally  engaged in the same  industry
(except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

4.       The Portfolio will not purchase or sell real estate  (although it may purchase  securities  secured by real estate interests or interests  therein,  or issued by companies or investment trusts which invest in real estate or interests therein).

5.       The Portfolio will not purchase or sell physical  commodities other than foreign  currencies unless acquired as a result of ownership of securities  (but this shall not prevent the Portfolio  from  purchasing or selling  options,  futures,  swaps and  forward  contracts  or from  investing  in  securities  and other instruments backed by physical commodities).

6.       The Portfolio may not make loans,  except that the Portfolio may (i) lend  portfolio  securities in accordance  with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total  assets of the
Portfolio  taken at  market  value;  (ii)  purchase  money  market  securities  and  enter  into  repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

Investment Restrictions Applicable Only to the AST Alliance Growth and Income Portfolio:

1.       The Portfolio will not purchase a security if as a result,  that Portfolio  would own more than 10%
of the outstanding voting securities of any issuer.

2.       The Portfolio may not make loans,  except that the Portfolio may (i) lend  portfolio  securities in accordance  with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total  assets of the
Portfolio  taken at  market  value;  (ii)  purchase  money  market  securities  and  enter  into  repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

3.       The Portfolio  will not pledge,  mortgage,  or  hypothecate  its assets -- however,  this provision does not apply to the grant of escrow receipts or the entry into other similar escrow  arrangements  arising out of the writing of covered call options.

4.       The  Portfolio  will not  purchase  securities  of any issuer  unless it or its  predecessor  has a record of three years'  continuous  operation,  except that the  Portfolio  may purchase  securities of such issuers through  subscription  offers or other rights it receives as a security holder of companies offering such  subscriptions  or  rights,  and such  purchases  will then be limited  in the  aggregate  to 5% of the
Portfolio's net assets at the time of investment.

5.       The  Portfolio  will  not  concentrate  its  investments  in  any  one  industry  (the  Portfolio's investment  policy of  keeping  its assets in those  securities  which are  selling  at the most  reasonable prices in relation to value normally  results in  diversification  among many  industries -- consistent with this,  the  Portfolio  does  not  intend  to  invest  more  than  25% of its  assets  in  any  one  industry classification  used by the Sub-advisor for investment  purposes,  although such concentration  could, under unusual economic and market conditions, amount to 30% or conceivably somewhat more).

6.       The  Portfolio  will not borrow  money  except  from banks and then in amounts  not in excess of 33
1/3% of its total assets.  The Portfolio may borrow at prevailing  interest  rates and invest the Portfolios in additional  securities.  The Portfolio's  borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including  borrowings) less its liabilities (not including  borrowings)
is at least  three  times  the  amount  of the  borrowings.  Should  the  Portfolio,  for any  reason,  have borrowings  that do not meet the above test then,  within three  business  days,  the Portfolio  must reduce such  borrowings  so as to meet the  necessary  test.  Under  such a  circumstance,  the  Portfolio  have to liquidate securities at a time when it is disadvantageous to do so.

7.       The  Portfolio  will not make  short  sales  except  short  sales made  "against  the box" to defer recognition of taxable gains or losses.

8.       The Portfolio will not purchase or sell real estate  (although it may purchase  securities  secured by real estate interests or interests  therein,  or issued by companies or investment trusts which invest in real estate or interests therein).

9.       The Portfolio  will not invest  directly in oil, gas, or other mineral  exploration  or development programs;  however,  the Portfolio may purchase  securities of issuers whose principal  business  activities fall within such areas.

10.      The  Portfolio  will not  purchase  a  security  if as a result,  more than 5% of the value of that
Portfolio's  assets,  at market  value,  would be invested in the  securities of issuers  which,  with their predecessors, have been in business less than three years.

Investment Restrictions Applicable Only to the AST INVESCO Equity Income Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Issue preference shares or create any funded debt;

2.       Sell short;

3.       Borrow  money  except  from  banks in excess of 5% of the value of its total net  assets,  and when borrowing, it is a temporary measure for emergency purposes;

4.       Buy or sell real estate,  commodities,  commodity  contracts  (however,  the Portfolio may purchase securities of companies investing in real estate);

5.       Purchase any security or enter into a repurchase  agreement,  if as a result,  more than 15% of its net assets would be invested in repurchase  agreements  not entitling the holder to payment of principal and interest  within  seven  days and in  securities  that  are  illiquid  by  virtue  of  legal or  contractual restrictions  on resale or the  absence  of a readily  available  market.  The  Trustees  or the  Investment
Manager or the  Sub-advisor,  acting pursuant to authority  delegated by the Trustees,  may determine that a readily  available  market  exists  for  securities  eligible  for  resale  pursuant  to Rule 144A under the
Securities Act of 1933, or any successor to that rule,  and therefore  that such  securities are not subject to the foregoing limitation;

6.       Purchase  securities if the purchase would cause the  Portfolio,  at the time, to have more than 5%
of its total  assets  invested  in the  securities  of any one company or to own more than 10% of the voting securities of any one company (except obligations issued or guaranteed by the U.S. Government);

7.       The Portfolio may not make loans,  except that the Portfolio may (i) lend  portfolio  securities in accordance  with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total  assets of the
Portfolio  taken at  market  value;  (ii)  purchase  money  market  securities  and  enter  into  repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities; or

8.       Invest more than 25% of the value of the Portfolio's assets in one particular industry.

Investment Restrictions Applicable Only to the AST American Century Strategic Balanced Portfolio:

         As a matter of fundamental policy, the Portfolio will not:

1.       The Portfolio may not make loans,  except that the Portfolio may (i) lend  portfolio  securities in accordance  with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total  assets of the
Portfolio  taken at  market  value;  (ii)  purchase  money  market  securities  and  enter  into  repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

2.       With  respect to 75% of the value of its total  assets,  purchase the security of any one issuer if such  purchase  would  cause  more  than 5% of the  Portfolio's  assets  at  market  to be  invested  in the securities of such issuer, except United States government  securities,  or if the purchase would cause more than 10% of the outstanding voting securities of any one issuer to be held in the Portfolio;

3.       Invest  more  than 25% of the  assets  of the  Portfolio,  exclusive  of cash  and U.S.  government securities, in securities of any one industry;

4.       Issue any senior security except in compliance with the 1940 Act;

5.       Underwrite  any  securities  except to the extent that the Portfolio  may be deemed an  underwriter when purchasing or selling securities;

6.       Purchase  or sell real  estate.  (In the  opinion of the  Sub-advisor,  this  restriction  will not preclude the Portfolio from investing in securities of corporations that deal in real estate.);

7.       The  Portfolio  may not purchase or sell physical  commodities  unless  acquired as a result of the ownership of securities or instruments;  provided that this restriction  shall not prohibit a Portfolio from
(i) engaging in permissable  options and futures  transactions  and forward  foreign  currency  contracts in accordance with the Portfolio's investment policies or (ii) investing in securities of any kind; or

8.       Borrow  any  money,  except  in an  amount  not in  excess  of 33 1/3% of the  total  assets of the
Portfolio,  and then only for emergency and  extraordinary  purposes;  this does not prohibit the escrow and collateral  arrangements  in  connection  with  investment  in interest  rate futures  contracts and related options by the Portfolio.

Investment Restrictions Only Applicable to the AST T. Rowe Price Asset Allocation Portfolio:

         The following  fundamental  policies  should be read in connection  with the notes set forth below.
The notes are not fundamental policies.  As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money except that the  Portfolio may (i) borrow for  non-leveraging,  temporary or emergency purposes and (ii) engage in reverse  repurchase  agreements  and make other  investments  or engage in other transactions,  which  may or may be  deemed  to  involve  a  borrowing,  in a  manner  consistent  with  the
Portfolio's  investment  objective and policies,  provided  that the  combination  of (i) and (ii) shall not exceed  33  1/3% of the  value  of the  Portfolio's  total  assets  (including  the  amount  borrowed)  less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any borrowings which come to exceed this amount will be reduced in  accordance  with  applicable  law. The  Portfolio  may borrow from banks, other Price Portfolios or other persons to the extent permitted by applicable law;

2.       Purchase  or sell  physical  commodities;  except  that it may enter  into  futures  contracts  and options thereon;

3.       Purchase  the  securities  of any  issuer  if,  as a  result,  more  than  25% of the  value of the
Portfolio's  total assets would be invested in the  securities of issuers  having their  principal  business activities in the same industry;

4.       Make loans,  although  the  Portfolio  may (i)  purchase  money  market  securities  and enter into repurchase  agreements;  (ii) acquire publicly- distributed or privately placed debt securities and purchase debt;  (iii) lend portfolio  securities;  and (iv)  participate in an interfund  lending  program with other
Price Portfolios  provided that no such loan may be made if, as a result,  the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio's total assets;

5.       Purchase a security  if, as a result,  with respect to 75% of the value of its total  assets,  more than 5% of the value of the  Portfolio's  total  assets  would be  invested  in the  securities  of a single issuer,  except  securities  issued  or  guaranteed  by the  U.S.  government,  or any  of its  agencies  or instrumentalities;

6.       Purchase a security  if, as a result,  with  respect to 75% of the value of the  Portfolio's  total assets,  more than 10% of the  outstanding  voting  securities  of any issuer would be held by the Portfolio
(other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities);

7.       Purchase or sell real  estate  unless  acquired as a result of  ownership  of  securities  or other instruments  (but this shall not prevent the Portfolio  from  investing in  securities or other  instruments backed by real estate or securities of companies engaged in the real estate business);

8.       Issue senior securities except in compliance with the 1940 Act; or

9.       Underwrite  securities  issued by other  persons,  except to the extent that the  Portfolio  may be deemed to be an  underwriter  within  the  meaning  of the  Securities  Act of 1933 in  connection  with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

         Notes:  The  following  notes should be read in  connection  with the above  described  fundamental policies.  The notes are not fundamental policies.
                         ---

         With respect to investment  restrictions  (1) and (4), the Portfolio will not borrow or lend to any other fund unless it applies for and  receives an exemptive  order from the SEC, if so required,  or the SEC issues rules permitting such  transactions.  The Portfolio has no current  intention of engaging in any such activity and there is no assurance  the SEC would grant any order  requested by the  Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction (2), the Portfolio does not consider currency  contracts on hybrid investments to be commodities.

         For  the  purposes  of  investment   restriction  (3),  United  States  federal,   state  or  local
governments,   or  related  agencies  and  instrumentalities,   are  not  considered  an  industry.  Foreign
governments are considered an industry.

         For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the  execution  of a note or other  evidence  of an  extension  of credit with a term of more than nine months.

Investment Restrictions Applicable Only to the AST T. Rowe Price Global Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Borrow money,  except as a temporary measure for  extraordinary or emergency  purposes or except in connection with reverse repurchase  agreements  provided that the Portfolio maintains asset coverage of 300%
for all borrowings;

2.       Purchase or sell real estate  (except that the Portfolio may invest in (i)  securities of companies which deal in real estate or mortgages,  and (ii)  securities  secured by real estate or interests  therein, and that the Portfolio  reserves  freedom of action to hold and to sell real estate  acquired as a result of the Portfolio's  ownership of securities) or purchase or sell physical  commodities or contracts relating to physical commodities;

3.       Act as  underwriter of securities  issued by others,  except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Portfolio;

4.       Make loans to other persons,  except (a) loans of portfolio  securities,  and (b) to the extent the entry into  repurchase  agreements  and the purchase of debt  securities in accordance  with its  investment objectives and investment policies may be deemed to be loans;

5.       Issue senior securities except in compliance with the 1940 Act; or

6.       Purchase  any  securities  which would cause more than 25% of the market  value of its total assets at the  time  of such  purchase  to be  invested  in the  securities  of one or more  issuers  having  their principal  business  activities in the same industry,  provided that there is no limitation  with respect to investments in obligations issued or guaranteed by the U.S.  Government,  its agencies or  instrumentalities
(for the purposes of this  restriction,  telephone  companies are  considered  to be in a separate  industry from gas and electric  public  utilities,  and  wholly-owned  finance  companies are considered to be in the industry of their parents if their  activities  are primarily  related to financing the  activities of their parents).

Notes:  The following  notes should be read in connection  with the above  described  fundamental  policies.
The notes are not fundamental policies.
              ---

For purposes of investment  restriction  (4), the Portfolio will consider the acquisition of a debt security to include the  execution  of a note or other  evidence of an  extension  of credit with a term of more than nine months.

For purposes of  investment  restriction  (6),  U.S.,  state or local  governments,  or related  agencies or instrumentalities,  are not  considered  an  industry.  It is the  position  of the  Staff  of the SEC  that foreign  governments  are  industries for purposes of this  restriction.  For as long as this staff position is in effect,  the  Portfolio  will not invest more than 25% of its total  assets in the  securities  of any single  governmental  issuer.  For  purposes  of this  restriction,  governmental  entities  are  considered separate issuers.

Investment Restrictions Applicable Only to the AST Federated High Yield Portfolio:

1.       The Portfolio  will not purchase any  securities on margin but may obtain such  short-term  credits as may be necessary for the clearance of transactions.

2.       The Portfolio will not borrow money except as a temporary  measure for  extraordinary  or emergency purposes  and then only from banks and only in amounts  not in excess of 5% of the value of its net  assets, taken  at the  lower of cost or  market.  In  addition,  to meet  redemption  requests  without  immediately selling  portfolio  securities,  the  Portfolio  may borrow up to one-third of the value of its total assets
(including the amount  borrowed) less its liabilities (not including  borrowings,  but including the current fair market value of any securities  carried in open short  positions).  This practice is not for investment leverage but solely to facilitate  management of the portfolio by enabling the Portfolio to meet  redemption requests when the  liquidation  of portfolio  securities is deemed to be  inconvenient  or  disadvantageous.
If, due to market  fluctuations or other reasons,  the value of the  Portfolio's  assets falls below 300% of its  borrowings,  it will reduce its  borrowings  within three  business days. No more than 10% of the value of the Portfolio's total assets at the time of providing such security may be used to secure borrowings.

3.       The  Portfolio  will not  invest  more than 5% of its total  assets  in the  securities  of any one issuer  (except cash and cash  instruments,  securities  issued or  guaranteed by the U.S.  government,  its agencies,  or  instrumentalities,  or  instruments  secured  by  these  money  market  instruments,  such as repurchase agreements).

4.       The  Portfolio  will not  invest  more than 5% of the value of its total  assets in  securities  of companies, including their predecessors, that have been in operation for less than three years.

5.       The Portfolio  will not invest more than 5% of the value of its total assets in foreign  securities which are not publicly traded in the United States.

6.       The  Portfolio  will not  purchase  or sell real  estate,  although  it may  invest  in  marketable securities  secured  by real  estate or  interests  in real  estate,  and it may  invest  in the  marketable securities of companies investing or dealing in real estate.

7.       The Portfolio will not purchase or sell  commodities  or commodity  contracts or oil, gas, or other mineral  exploration  or  development  programs.  However,  it may invest in the  marketable  securities  of companies investing in or sponsoring such programs.

8.       The Portfolio may not make loans,  except that the Portfolio may (i) lend  portfolio  securities in accordance  with the  Portfolio's  investment  policies in amounts up to 33-1/3% of the total  assets of the
Portfolio  taken at  market  value;  (ii)  purchase  money  market  securities  and  enter  into  repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities.

9.       The Portfolio will not write, purchase, or sell puts, calls, or any combination thereof.

10.      The  Portfolio  will not make short  sales of  securities  or  maintain  short  positions,  unless:
during the time the short  position is open,  it owns an equal amount of the  securities  sold or securities readily and freely  convertible  into or  exchangeable,  without  payment of additional  consideration,  for securities of the same issue as, and equal in amount to, the  securities  sold short;  and not more than 10%
of the  Portfolio's  net assets  (taken at current  value) is held as  collateral  for such sales at any one time.

11.      The Portfolio  will not purchase  securities of a company for the purpose of exercising  control or management.  However,  the Portfolio may invest in up to 10% of the voting  securities of any one issuer and may exercise its voting powers  consistent with the best interests of the Portfolio.  From time to time, the
Portfolio,  together with other  investment  companies  advised by  subsidiaries  or affiliates of Federated
Investors,  may together buy and hold  substantial  amounts of a company's  voting stock. All such stock may
be  voted  together.   In  some  such  cases,  the  Portfolio  and  the  other  investment  companies  might collectively  be  considered  to be in control of the  company in which they have  invested.  In some cases,
Trustee,  agents,  employees,  officers,  or  others  affiliated  with  or  acting  for the  Portfolio,  its
Sub-advisor,  or affiliated  companies might possibly  become  directors of companies in which the Portfolio holds stock.

12.      The  Portfolio  will not  invest  more than 25% of the value of its total  assets in one  industry.
However,  for temporary defensive purposes,  the Portfolio may at times invest more than that percentage in:
cash  and  cash  items;  securities  issued  or  guaranteed  by  the  U.S.  government,   its  agencies,  or
instrumentalities; or instruments secured by these money market instruments, such as repurchase agreements.

Investment Restrictions Applicable Only to the AST PIMCO Total Return Bond Portfolio:

1.       The Portfolio  will not invest in a security if, as a result of such  investment,  more than 25% of its total  assets  (taken at market  value at the time of  investment)  would be invested in  securities  of issuers of a  particular  industry,  except that this  restriction  does not apply to  securities  issued or guaranteed by the U.S.  government  or its agencies or  instrumentalities  (or  repurchase  agreements  with respect thereto);

2.       The  Portfolio  will not,  with respect to 75% of its total  assets,  invest in a security if, as a result  of such  investment,  more  than 5% of its  total  assets  (taken  at  market  value  at the time of investment)  would be invested in the securities of any one issuer,  except that this  restriction  does not apply to securities  issued or guaranteed by the U.S.  government or its agencies or  instrumentalities  (or repurchase agreements with respect thereto);

3.       The  Portfolio  will not,  with respect to 75% of its assets,  invest in a security if, as a result of such  investment,  it would  hold more  than 10%  (taken at the time of  investment)  of the  outstanding voting securities of any one issuer;

4.       The Portfolio will not purchase or sell real estate  (although it may purchase  securities  secured by real estate or interests  therein,  or  securities  issued by companies  which invest in real estate,  or interests therein);

5.       The  Portfolio  will not purchase or sell  commodities  contracts or oil, gas or mineral  programs.
This  restriction  shall  not  prohibit  the  Portfolio,  subject  to  restrictions  stated  in the  Trust's
Prospectus and elsewhere in this Statement,  from  purchasing,  selling or entering into futures  contracts, options on  futures  contracts,  foreign  currency  forward  contracts,  foreign  currency  options,  or any
interest  rate,  securities  related  or  foreign  currency-related   hedging  instrument,   including  swap
agreements and other  derivative  instruments,  subject to compliance with any applicable  provisions of the federal securities laws or commodities laws;

6.       The Portfolio will not borrow money, issue senior  securities,  pledge,  mortgage,  hypothecate its assets,  except that the  Portfolio may (i) borrow from banks or enter into reverse  repurchase  agreements, or employ  similar  investment  techniques,  and  pledge  its assets in  connection  therewith,  but only if immediately  after each  borrowing  there is an asset coverage of 300% and (ii) enter into  transactions  in options,  futures  and options on futures  and other  derivative  instruments  as  described  in the Trust's
Prospectus  and this  Statement  (the deposit of assets in escrow in connection  with the writing of covered put and call options and the purchase of securities on a when-issued or delayed  delivery basis,  collateral arrangements  with respect to initial or variation  margin  deposits for future  contracts  and  commitments entered into under swap  agreements  or other  derivative  instruments,  will not be deemed to be pledges of the Portfolio's assets);

7.       The Portfolio will not lend funds or other assets,  except that the Portfolio may,  consistent with its  investment  objective and policies:  (a) invest in debt  obligations,  including  bonds,  debentures or other debt  securities,  bankers'  acceptances  and  commercial  paper,  even  though the  purchase  of such obligations  may be deemed to be the making of a loan, (b) enter into  repurchase  agreements,  and (c) lend its Portfolio  securities in an amount not to exceed one-third the value of its total assets,  provided such loans are and in  accordance  with  applicable  guidelines  established  by the SEC and the Trust's Board of
Trustees; or

8.       The  Portfolio  will not  maintain  a short  position,  or  purchase,  write or sell  puts,  calls, straddles,  spreads  or  combinations  thereof,  except  as set  forth in the  Trust's  Prospectus  and this
Statement for  transactions  in options,  futures,  and options on futures  transactions  arising under swap agreements or other derivative instruments.

Investment Restrictions Applicable Only to the AST PIMCO Limited Maturity Bond Portfolio:

         As a matter of fundamental policy, the Portfolio may not:

1.       Invest in a security if, as a result of such  investment,  more than 25% of its total assets (taken at market  value at the time of such  investment)  would be  invested  in the  securities  of issuers in any particular  industry,  except that this restriction does not apply to securities issued or guaranteed by the
U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

2.       With respect to 75% of its assets,  invest in a security if, as a result of such  investment,  more than 5% of its total  assets  (taken at market  value at the time of such  investment)  would be invested in securities  of any one  issuer,  except  that  this  restriction  does not  apply to  securities  issued  or guaranteed by the U.S. Government or its agencies or instrumentalities;

3.       With  respect to 75% of its assets,  invest in a security  if, as a result of such  investment,  it would hold more than 10% (taken at the time of such  investment)  of the  outstanding  voting  securities of any one issuer;

4.       Purchase  or sell real  estate  (although  it may  purchase  securities  secured by real  estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

5.       Purchase or sell  commodities  or  commodities  contracts  or oil,  gas or mineral  programs.  This restriction  shall not prohibit the  Portfolio,  subject to  restrictions  described in the  Prospectus  and elsewhere in this Statement,  from purchasing,  selling or entering into futures contracts,  options, or any
interest  rate,   securities-related  or  foreign  currency-related   hedging  instrument,   including  swap
agreements and other  derivative  instruments,  subject to compliance with any applicable  provisions of the federal securities or commodities laws;

6.       Borrow money, issue senior securities,  or pledge,  mortgage or hypothecate its assets, except that the  Portfolio  may (i) borrow from banks or enter into reverse  repurchase  agreements,  or employ  similar investment  techniques,  and pledge its assets in connection  therewith,  but only if immediately after each borrowing there is asset coverage of 300% and (ii) enter into  transactions in options,  futures and options on futures and other  derivative  instruments  as described in the  Prospectus  and in this  Statement  (the deposit  of  assets in escrow in  connection  with the  writing  of  covered  put and call  options  and the purchase of securities on a when-issued or delayed delivery basis,  collateral  arrangements with respect to initial or  variation  margin  deposits  for  futures  contracts  and  commitments  entered  into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Portfolio assets);

7.       Lend any funds or other  assets,  except  that a  Portfolio  may,  consistent  with its  investment objective  and  policies:  (a)  invest  in debt  obligations,  including  bonds,  debentures  or other  debt securities,  banker'  acceptance and commercial  paper,  even though the purchase of such obligations may be deemed  to be the  making of  loans,  (b)  enter  into  repurchase  agreements,  and (c) lend its  portfolio securities in an amount not to exceed  one-third of the value of its total  assets,  provided such loans are made in accordance with applicable guidelines established by the SEC and the Trust's Board of Trustees; or

8.       Maintain  a short  position,  or  purchase,  write  or sell  puts,  calls,  straddles,  spreads  or combinations  thereof,  except  on  such  conditions  as may be set  forth  in the  Prospectus  and in  this
Statement.

Investment Restrictions Applicable Only to the AST Money Market Portfolio:

1.       The Portfolio  will not purchase a security if as a result,  the Portfolio  would own more than 10%
of the outstanding voting securities of any issuer.

2.       As to 75% of the value of its total  assets,  the  Portfolio  will not  invest  more than 5% of its total assets,  at market value, in the securities of any one issuer (except  securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

3.       The Portfolio will not acquire any illiquid  securities,  such as repurchase  agreements  with more than seven days to maturity or fixed time  deposits  with a duration of over seven  calendar  days,  if as a result thereof,  more than 10% of the market value of the  Portfolio's  total assets would be in investments which are illiquid.

4.       The Portfolio  will not purchase a security if as a result,  more than 25% of its total assets,  at market  value,  would be invested in the  securities  of issuers  principally  engaged in the same  industry
(except  securities  issued  or  guaranteed  by the U.S.  Government,  its  agencies  or  instrumentalities, negotiable  certificates of deposit,  time deposits,  and bankers'  acceptances of United States branches of
United States banks).

5.       The  Portfolio  will not enter  into  reverse  repurchase  agreements  exceeding  in the  aggregate one-third of the market value of the  Portfolio's  total assets,  less  liabilities  other than  obligations created by reverse repurchase agreements.

6.       The Portfolio  will not borrow money,  except from banks for  extraordinary  or emergency  purposes and then only in amounts not to exceed 10% of the value of the Portfolio's  total assets,  taken at cost, at the time of such  borrowing.  The  Portfolio may not mortgage,  pledge or  hypothecate  any assets except in connection  with any such  borrowing  and in amounts not to exceed 10% of the value of the  Portfolio's  net assets at the time of such borrowing.  The Portfolio will not purchase  securities while  borrowings  exceed
5% of the  Portfolio's  total assets.  This  borrowing  provision is included to facilitate the orderly sale of  securities,  for  example,  in the  event  of  abnormally  heavy  redemption  requests,  and is not  for investment purposes and shall not apply to reverse repurchase agreements.

7.       The  Portfolio  will not make loans,  except  through  purchasing or holding debt  obligations,  or entering into  repurchase  agreements,  or loans of Portfolio  securities in accordance with the Portfolio's investment objectives and policies.

8.       The Portfolio will not purchase securities on margin,  make short sales of securities,  or maintain a short  position,  provided that this  restriction  shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date.

9.       The  Portfolio  will not  purchase or sell puts,  calls,  straddles,  spreads,  or any  combination thereof;  real estate;  commodities;  or commodity contracts or interests in oil, gas or mineral exploration or  development  programs.  However,  the  Portfolio  may  purchase  bonds or  commercial  paper  issued  by companies which invest in real estate or interests therein including real estate investment trusts.

Investment  Restrictions  Applicable  Only to the AST  Scudder  Japan  Portfolio,  AST Strong  International
Equity  Portfolio,  the AST MFS Global Equity Portfolio,  the AST PBHG Small-Cap Growth  Portfolio,  the AST
DeAM Small-Cap  Growth  Portfolio,  the AST Federated  Aggressive  Growth  Portfolio,  the AST Goldman Sachs
Small-Cap Value Portfolio,  the AST DeAM Small-Cap Value Portfolio,  the AST Janus Mid-Cap Growth Portfolio,
the AST Neuberger Berman Mid-Cap Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap Value Portfolio,  the
AST Alger All-Cap Growth  Portfolio,  the AST Gabelli  All-Cap Value  Portfolio,  the AST Kinetics  Internet
Portfolio,  the AST Alliance Growth Portfolio,  the AST MFS Growth Portfolio, the AST Marsico Capital Growth
Portfolio,  the AST DeAM  Large-Cap  Growth  Portfolio,  the AST DeAM  Large-Cap  Value  Portfolio,  the AST
Alliance/Bernstein  Growth + Value Portfolio,  the AST Sanford Bernstein Core Value Portfolio, the AST Cohen
& Steers Realty Portfolio,  the AST Sanford Bernstein Managed Index 500 Portfolio,  the AST American Century
Income & Growth  Portfolio,  the AST MFS  Growth  with  Income  Portfolio,  the AST DeAM  Global  Allocation
Portfolio, the AST Lord Abbett Bond-Debenture Portfolio and the AST DeAM Bond Portfolio.

         1.       No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         2.       No  Portfolio  may  borrow  money,  except  that a  Portfolio  may (i)  borrow  money  for non-leveraging,  temporary or emergency purposes,  and (ii) engage in reverse repurchase agreements and make other  investments or engage in other  transactions,  which may involve a borrowing,  in a manner consistent with the  Portfolio's  investment  objective and policies;  provided  that the  combination  of (i) and (ii)
shall not  exceed 33 1/3% of the value of the  Portfolio's  assets  (including  the  amount  borrowed)  less liabilities  (other than  borrowings) or such other  percentage  permitted by law. Any borrowings which come to  exceed  this  amount  will  be  reduced  in  accordance  with  applicable  law.  Subject  to  the  above limitations, a Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

         3.       No Portfolio  may  underwrite  securities  issued by other  persons,  except to the extent that the Portfolio may be deemed to be an  underwriter  (within the meaning of the  Securities  Act of 1933)
in connection with the purchase and sale of portfolio securities.

         4.       No  Portfolio  may  purchase  or sell  real  estate  unless  acquired  as a result  of the ownership  of  securities  or other  instruments;  provided  that  this  restriction  shall not  prohibit  a
Portfolio  from  investing in  securities  or other  instruments  backed by real estate or in  securities of companies engaged in the real estate business.

         5.       No Portfolio  may purchase or sell  physical  commodities  unless  acquired as a result of the ownership of securities or instruments;  provided that this  restriction  shall not prohibit a Portfolio from (i) engaging in permissible  options and futures  transactions and forward foreign  currency  contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.

         6.       No Portfolio  may make loans,  except that a Portfolio may (i) lend  portfolio  securities in accordance with the Portfolio's  investment  policies in amounts up to 33 1/3% of the total assets of the
Portfolio  taken at  market  value,  (ii)  purchase  money  market  securities  and  enter  into  repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities.

         7.       No Portfolio  other than the AST Kinetics  Internet  Portfolio  and the AST Cohen & Steers
Realty  Portfolio may purchase any security if, as a result,  more than 25% of the value of the  Portfolio's assets would be invested in the  securities of issuers  having their  principal  business  activities in the same  industry;  provided that this  restriction  does not apply to  investments  in  obligations  issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities  (or  repurchase  agreements with respect  thereto).  The AST Kinetics  Internet  Portfolio  will invest at least 25% of its total assets in  securities  of  companies  engaged in the  Internet  and  Internet-related  activities.  The AST Cohen &
Steers Realty  Portfolio will invest at least 25% of its total assets in securities of companies  engaged in the real estate business.

         8.       No  Portfolio  other  than  the AST  Janus  Mid-Cap  Growth  Portfolio,  the AST  Kinetics
Internet  Portfolio,  the AST Janus Strategic  Value  Portfolio and the AST Cohen & Steers Realty  Portfolio
may,  with respect to 75% of the value of its total  assets,  purchase the  securities  of any issuer (other than  securities  issued or guaranteed by the U.S.  Government or any of its agencies or  instrumentalities)
if, as a result,  (i) more than 5% of the value of the  Portfolio's  total  assets  would be invested in the securities of such issuer,  or (ii) more than 10% of the outstanding  voting securities of such issuer would be held by the  Portfolio.  The AST Janus Mid-Cap Growth  Portfolio,  the AST Kinetics  Internet  Portfolio,
the AST Janus Strategic  Value  Portfolio and the AST Cohen & Steers Realty  Portfolio may not, with respect to 50% of a  Portfolio's  total  assets,  invest in the  securities  of any one issuer  (other than the U.S.
Government  and  its  agencies  and  instrumentalities),  if  immediately  after  and as a  result  of  such investment more than 5% of the total assets of the Portfolio would be invested in such issuer.

         If a restriction  on a Portfolio's  investments  is adhered to at the time an investment is made, a subsequent  change  in  the  percentage  of  Portfolio  assets  invested  in  certain  securities  or  other instruments,  or change in average duration of the Portfolio's investment portfolio,  resulting from changes in the value of the  Portfolio's  total  assets,  will not be  considered  a violation  of the  restriction;
provided,  however, that the asset coverage requirement  applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to  investment  restrictions  (2) and (6), a Portfolio  will not borrow or lend to any other fund unless it applies for and  receives an exemptive  order from the SEC, if so required,  or the SEC issues rules  permitting  such  transactions.  There is no assurance the SEC would grant any order requested by a Portfolio or promulgate any rules allowing the transactions.

         With respect to investment  restriction  (6), the  restriction on making loans is not considered to limit a Portfolio's investments in loan participations and assignments.

         With respect to investment  restriction (7), the AST Strong  International Equity Portfolio and the
AST DeAM  Global  Allocation  Portfolio  will not  consider a  bank-issued  guaranty or  financial  guaranty insurance as a separate  security for purposes of  determining  the  percentage  of the  Portfolios'  assets invested in the securities of issuers in a particular industry.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

         Some of the  investment  instruments,  techniques  and methods  which may be used by one or more of the  Portfolios  and the risks  attendant  thereto are described  below.  Other risk factors and  investment methods may be  described  in the  "Investment  Objectives  and  Policies"  and  "Certain  Risk  Factors and
Investment  Methods"  section in the Trust's  Prospectus  and in the  "Investment  Objectives  and Policies"
section  of this  Statement.  The  risks  and  investment  methods  described  below  apply  only  to  those
Portfolios which may invest in such instruments or use such techniques.

Debt Obligations:

         Yields on short,  intermediate,  and  long-term  securities  are dependent on a variety of factors, including,  the general  conditions of the money and bond markets,  the size of a particular  offering,  the maturity of the obligation,  and the rating of the issue.  Debt  securities  with longer  maturities tend to
produce  higher  yields  and  are  generally  subject  to  potentially  greater  capital   appreciation  and
depreciation  than  obligations  with  shorter  maturities  and  lower  yields.  The  market  prices of debt securities  usually vary,  depending  upon  available  yields.  An increase in interest rates will generally reduce the value of  portfolio  investments,  and a decline in interest  rates will  generally  increase the value of portfolio  investments.  The ability of the Portfolio to achieve its investment  objectives is also dependent on the  continuing  ability of the issuers of the debt  securities in which the Portfolio  invests to meet their obligations for the payment of interest and principal when due.

Special Risks Associated with Low-Rated and Comparable Unrated Securities:

         Low-rated  and  comparable  unrated  securities,   while  generally  offering  higher  yields  than
investment-grade  securities with similar  maturities,  involve greater risks,  including the possibility of default or  bankruptcy.  They are  regarded  as  predominantly  speculative  with  respect  to the  issuer's capacity to pay interest  and repay  principal.  The special risk  considerations  in  connection  with such investments  are  discussed  below.  See the  Appendix of this  Statement  for a  discussion  of  securities ratings.

         Effect of Interest  Rates and Economic  Changes.  The low-rated and comparable  unrated  securities market is  relatively  new, and its growth  paralleled a long  economic  expansion.  As a result,  it is not clear how this market may withstand a prolonged  recession or economic  downturn.  Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing  securities typically experience  appreciation when interest rates decline and depreciation  when interest  rates rise. The market values of low-rated and  comparable  unrated  securities tend to reflect  individual  corporate  developments  to a greater extent than do  higher-rated  securities, which react  primarily to  fluctuations  in the general level of interest  rates.  Low-rated and  comparable
unrated  securities  also  tend  to  be  more  sensitive  to  economic   conditions  than  are  higher-rated
securities.  As a result,  they  generally  involve more credit risks than  securities  in the  higher-rated categories.  During an economic  downturn or a sustained  period of rising interest rates,  highly leveraged issuers of low-rated and comparable  unrated  securities may  experience  financial  stress and may not have sufficient  revenues  to  meet  their  payment  obligations.  The  issuer's  ability  to  service  its  debt obligations may also be adversely  affected by specific  corporate  developments,  the issuer's inability to meet specific  projected business  forecasts,  or the  unavailability of additional  financing.  The risk of loss due to default by an issuer of low-rated and comparable  unrated  securities is  significantly  greater than issuers of  higher-rated  securities  because such  securities  are  generally  unsecured and are often subordinated  to other  creditors.  Further,  if the issuer of a low-rated and comparable  unrated  security defaulted,  a Portfolio might incur additional  expenses to seek recovery.  Periods of economic  uncertainty and changes  would also  generally  result in increased  volatility  in the market  prices of low-rated  and comparable unrated securities and thus in a Portfolio's net asset value.

         As previously  stated,  the value of such a security will decrease in a rising interest rate market and  accordingly,  so will a  Portfolio's  net  asset  value.  If a  Portfolio  experiences  unexpected  net redemptions in such a market,  it may be forced to liquidate a portion of its portfolio  securities  without regard to their  investment  merits.  Due to the  limited  liquidity  of  high-yield  securities  (discussed below) a  Portfolio  may be forced  to  liquidate  these  securities  at a  substantial  discount.  Any such liquidation  would reduce a Portfolio's  asset base over which  expenses could be allocated and could result in a reduced rate of return for a Portfolio.

         Payment  Expectations.  Low-rated and comparable unrated securities  typically contain  redemption, call, or prepayment  provisions  which permit the issuer of such  securities  containing such provisions to, at their  discretion,  redeem  the  securities.  During  periods  of  falling  interest  rates,  issuers  of high-yield  securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower  interest  rate.  To the extent an issuer is able to  refinance  the  securities,  or otherwise redeem them, a Portfolio may have to replace the  securities  with a  lower-yielding  security,  which would result in a lower return for a Portfolio.

         Issuers of  lower-rated  securities  are often highly  leveraged,  so that their ability to service their debt  obligations  during an economic  downturn or during  sustained  periods of rising interest rates may be impaired.  Such  issuers may not have more  traditional  methods of  financing  available to them and may be  unable  to  repay  outstanding  obligations  at  maturity  by  refinancing.  The risk of loss due to default in payment of interest or repayment of principal by such issuers is  significantly  greater  because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         Credit Ratings.  Credit ratings issued by credit-rating  agencies  evaluate the safety of principal and  interest  payments  of rated  securities.  They do not,  however,  evaluate  the  market  value risk of low-rated and  comparable  unrated  securities  and,  therefore,  may not fully reflect the true risks of an investment.  In addition,  credit-rating  agencies may or may not make timely changes in a rating to reflect changes in the  economy or in the  condition  of the issuer that  affect the market  value of the  security.
Consequently,  credit ratings are used only as a preliminary  indicator of investment  quality.  Investments in low-rated and comparable unrated  securities will be more dependent on the Sub-advisor's  credit analysis than would be the case with  investments in  investment-grade  debt  securities.  The Sub-advisor may employ its own credit  research and analysis,  which could  include a study of existing  debt,  capital  structure, ability to  service  debt and to pay  dividends,  the  issuer's  sensitivity  to  economic  conditions,  its operating history, and the current trend of earnings.  The Sub-advisor  continually monitors the investments in a  Portfolio  and  evaluates  whether  to  dispose  of or to  retain  low-rated  and  comparable  unrated securities whose credit ratings or credit quality may have changed.

         Liquidity  and  Valuation.  A Portfolio  may have  difficulty  disposing of certain  low-rated  and comparable unrated  securities  because there may be a thin trading market for such securities.  Because not all dealers maintain  markets in all low-rated and comparable  unrated  securities,  there is no established retail secondary  market for many of these  securities.  A Portfolio  anticipates that such securities could be sold only to a limited number of dealers or institutional  investors.  To the extent a secondary  trading market does exist, it is generally not as liquid as the secondary  market for higher-rated  securities.  The lack of a liquid  secondary  market may have an adverse  impact on the market  price of the  security.  As a result,  a Portfolio's  asset value and a  Portfolio's  ability to dispose of  particular  securities,  when necessary  to meet a  Portfolio's  liquidity  needs or in  response  to a specific  economic  event,  may be impacted.  The lack of a liquid  secondary  market for certain  securities  may also make it more  difficult for the  Portfolio  to obtain  accurate  market  quotations  for  purposes  of valuing a  Portfolio.  Market quotations  are generally  available on many  low-rated and  comparable  unrated  issues only from a limited number of dealers and may not  necessarily  represent  firm bids of such dealers or prices for actual sales.
During  periods  of  thin  trading,  the  spread  between  bid  and  asked  prices  is  likely  to  increase
significantly.  In  addition,  adverse  publicity  and  investor  perceptions,   whether  or  not  based  on
fundamental  analysis,   may  decrease  the  values  and  liquidity  of  low-rated  and  comparable  unrated securities, especially in a thinly-traded market.

Put and Call Options:

         Writing  (Selling)  Call Options.  A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified  price (the  exercise  price),  at  expiration  of the option  (European style)  or at any  time  until a  certain  date  (the  expiration  date)  (American  style).  So long as the obligation  of the  writer  of a call  option  continues,  he may be  assigned  an  exercise  notice  by the broker-dealer  through  whom such  option was sold,  requiring  him to deliver  the  underlying  security or currency  against  payment of the exercise  price.  This  obligation  terminates  upon the expiration of the call  option,  or such  earlier  time at  which  the  writer  effects  a  closing  purchase  transaction  by repurchasing an option identical to that previously sold.

          When writing a call option, a Portfolio,  in return for the premium,  gives up the opportunity for profit  from a price  increase  in the  underlying  security  or  currency  above the  exercise  price,  but conversely  retains the risk of loss should the price of the  security or currency  decline.  Unlike one who owns  securities  or currencies  not subject to an option,  the Portfolio has no control over when it may be required to sell the  underlying  securities or currencies,  since it may be assigned an exercise  notice at any time prior to the  expiration of its  obligation  as a writer.  If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium;  however,  such gain may be offset by a decline in the market value of the  underlying  security or currency  during the option  period.
If the call option is  exercised,  a Portfolio  will realize a gain or loss from the sale of the  underlying security or currency.

          Writing  (Selling) Put Options.  A put option gives the purchaser of the option the right to sell, and the writer  (seller)  has the  obligation  to buy, the  underlying  security or currency at the exercise price during the option period  (American  style) or at the expiration of the option  (European  style).  So long as the obligation of the writer  continues,  he may be assigned an exercise notice by the broker-dealer through whom such option was sold,  requiring him to make payment of the exercise price against  delivery of the  underlying  security or currency.  The  operation  of put options in other  respects,  including  their related risks and rewards, is substantially identical to that of call options.

         Premium  Received  from  Writing  Call or Put  Options.  A Portfolio  will  receive a premium  from writing a put or call  option,  which  increases  such  Portfolio's  return in the event the option  expires unexercised or is closed out at a profit.  The amount of the premium will reflect,  among other things,  the relationship  of the market price of the underlying  security to the exercise price of the option,  the term of the  option  and the  volatility  of the  market  price of the  underlying  security.  By  writing a call option,  a  Portfolio  limits  its  opportunity  to profit  from any  increase  in the  market  value of the underlying  security above the exercise price of the option.  By writing a put option,  a Portfolio  assumes the risk that it may be required to purchase the  underlying  security for an exercise price higher than its then current  market value,  resulting in a potential  capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

         Closing  Transactions.  Closing  transactions  may be  effected  in order to realize a profit on an outstanding  call option,  to prevent an underlying  security or currency  from being called,  or, to permit the sale of the  underlying  security or currency.  A Portfolio  may terminate an option that it has written prior to its  expiration by entering  into a closing  purchase  transaction  in which it purchases an option having  the same  terms as the  option  written.  A  Portfolio  will  realize  a profit  or loss  from  such transaction if the cost of such  transaction  is less or more than the premium  received from the writing of the option.  In the case of a put option,  any loss so incurred may be  partially or entirely  offset by the premium  received from a simultaneous  or subsequent  sale of a different put option.  Because  increases in the market price of a call option will  generally  reflect  increases in the market price of the  underlying security,  any loss  resulting  from the  repurchase  of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Portfolio.

          Furthermore,  effecting a closing  transaction  will permit the  Portfolio  to write  another call option on the underlying  security or currency with either a different  exercise price or expiration date or both.  If the  Portfolio  desires to sell a particular  security or currency  from its portfolio on which it has written a call option,  or purchased a put option,  it will seek to effect a closing  transaction  prior to, or  concurrently  with,  the sale of the security or currency.  There is, of course,  no assurance  that the  Portfolio  will be able to effect such closing  transactions  at a favorable  price.  If the  Portfolio cannot  enter into such a  transaction,  it may be required  to hold a security  or  currency  that it might otherwise  have sold.  When the Portfolio  writes a covered call option,  it runs the risk of not being able to participate in the  appreciation of the underlying  securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies  that are  depreciating  in value.
This could result in higher  transaction  costs.  The  Portfolio  will pay  transaction  costs in connection with the writing of options to close out previously  written options.  Such  transaction  costs are normally higher than those applicable to purchases and sales of portfolio securities.

          Purchasing  Call  Options.  Call  options  may be  purchased  by a  Portfolio  for the  purpose of acquiring  the  underlying  securities  or  currencies  for its  portfolio.  Utilized in this  fashion,  the purchase of call options  enables the  Portfolio to acquire the  securities  or  currencies  at the exercise price  of the  call  option  plus the  premium  paid.  At times  the net  cost of  acquiring  securities  or currencies  in this manner may be less than the cost of acquiring the  securities  or  currencies  directly.
This  technique  may also be useful to a Portfolio in  purchasing a large block of  securities or currencies that  would be more  difficult  to  acquire  by direct  market  purchases.  So long as it holds  such a call option rather than the underlying  security or currency  itself,  the Portfolio is partially  protected from any unexpected  decline in the market price of the  underlying  security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

          Purchasing  Put  Options.  A  Portfolio  may  purchase a put option on an  underlying  security or currency (a "protective  put") owned by the Portfolio as a defensive  technique in order to protect  against an  anticipated  decline in the value of the security or currency.  Such hedge  protection  is provided only during the life of the put option when the Portfolio,  as the holder of the put option,  is able to sell the underlying  security or currency  at the put  exercise  price  regardless  of any decline in the  underlying security's  market price or currency's  exchange value. For example,  a put option may be purchased in order to protect  unrealized  appreciation  of a security or currency  where a  Sub-advisor  deems it desirable to continue to hold the  security  or  currency  because of tax  considerations.  The premium  paid for the put option and any transaction  costs would reduce any capital gain otherwise  available for  distribution  when the security or currency is eventually sold.

          By  purchasing  put  options on a security or currency  it does not own,  the  Portfolio  seeks to benefit from a decline in the market  price of the  underlying  security or  currency.  If the put option is not sold when it has  remaining  value,  and if the market  price of the  underlying  security  or  currency remains equal to or greater than the exercise  price during the life of the put option,  the Portfolio  will lose its entire  investment in the put option.  In order for the purchase of a put option to be  profitable, the market price of the underlying  security or currency must decline  sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

          Dealer Options.  Exchange-traded  options  generally have a continuous  liquid market while dealer options  have none.  Consequently,  the  Portfolio  will  generally be able to realize the value of a dealer option it has  purchased  only by  exercising  it or  reselling  it to the dealer who issued it.  Similarly, when the Portfolio  writes a dealer  option,  it generally will be able to close out the option prior to its expiration  only by entering  into a closing  purchase  transaction  with the dealer to which the  Portfolio originally  wrote the option.  While the Portfolio  will seek to enter into dealer options only with dealers who will agree to and which are  expected  to be capable of  entering  into  closing  transactions  with the
Portfolio,  there can be no assurance  that the  Portfolio  will be able to  liquidate a dealer  option at a favorable  price at any time prior to  expiration.  Until the  Portfolio,  as a covered  dealer  call option writer, is able to effect a closing purchase  transaction,  it will not be able to liquidate  securities (or other  assets) used as cover until the option  expires or is  exercised.  In the event of  insolvency of the contra  party,  the Portfolio may be unable to liquidate a dealer  option.  With respect to options  written by the Portfolio,  the inability to enter into a closing  transaction  may result in material  losses to the
Portfolio.  For example,  since the  Portfolio  must  maintain a secured  position  with respect to any call option on a security it writes,  the  Portfolio  may not sell the assets which it has  segregated  to secure the position while it is obligated under the option.  This  requirement  may impair the Portfolio's  ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the SEC has taken the position that  purchased  dealer options and the assets used to secure the written  dealer  options are  illiquid  securities.  The  Portfolio  may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may  repurchase  the OTC option it has written for a maximum price to be  calculated  by a  predetermined  formula.  In such cases,  the OTC option would be considered  illiquid only to the extent the maximum  repurchase price under the formula exceeds the intrinsic  value of the option.  To this extent,  the Portfolio  will treat dealer options as subject to the
Portfolio's  limitation  on  unmarketable  securities.  If the SEC changes its position on the  liquidity of dealer options, the Portfolio will change its treatment of such instruments accordingly.

         Certain Risk Factors in Writing Call  Options and in  Purchasing  Call and Put Options:  During the
option  period,  a  Portfolio,  as writer of a call option  has,  in return for the premium  received on the option,  given up the opportunity for capital  appreciation above the exercise price should the market price of the underlying  security  increase,  but has retained the risk of loss should the price of the underlying security  decline.  The  writer  has no  control  over the  time  when it may be  required  to  fulfill  its obligation  as a writer of the option.  The risk of  purchasing  a call or put option is that the  Portfolio may lose the premium it paid plus  transaction  costs.  If the Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

         An option  position  may be closed  out only on an  exchange  which  provides a  secondary  market.
There  can be no  assurance  that a  liquid  secondary  market  will  exist  for a  particular  option  at a particular  time and that the  Portfolio can close out its position by effecting a closing  transaction.  If the Portfolio is unable to effect a closing  purchase  transaction,  it cannot sell the underlying  security until the option  expires or the option is  exercised.  Accordingly,  the  Portfolio may not be able to sell the underlying  security at a time when it might otherwise be  advantageous  to do so. Possible  reasons for the absence of a liquid  secondary  market  include the  following:  (i)  insufficient  trading  interest in
certain  options;  (ii)  restrictions  on  transactions  imposed  by  an  exchange;   (iii)  trading  halts,
suspensions  or other  restrictions  imposed  with  respect  to  particular  classes or series of options or underlying  securities;  (iv)  inadequacy of the  facilities of an exchange or the clearing  corporation  to handle trading  volume;  and (v) a decision by one or more  exchanges to discontinue  the trading of options or impose  restrictions  on orders.  In  addition,  the hours of trading  for options may not conform to the hours  during which the  underlying  securities  are traded.  To the extent that the options  markets  close before the markets for the  underlying  securities,  significant  price and rate movements can take place in the  underlying  markets  that cannot be  reflected  in the options  markets.  The  purchase of options is a highly specialized  activity which involves investment  techniques and risks different from those associated with ordinary portfolio securities transactions.

         Each exchange has  established  limitations  governing the maximum number of call options,  whether or not  covered,  which  may be  written  by a single  investor  acting  alone  or in  concert  with  others
(regardless  of whether such  options are written on the same or different  exchanges or are held or written on one or more  accounts  or  through  one or more  brokers).  An  exchange  may  order the  liquidation  of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

Options on Stock Indices:

         Options on stock  indices are similar to options on specific  securities  except that,  rather than the right to take or make  delivery  of the  specific  security  at a specific  price,  an option on a stock index gives the holder the right to receive,  upon exercise of the option,  an amount of cash if the closing level of that stock index is greater  than,  in the case of a call,  or less than, in the case of a put, the exercise  price of the option.  This amount of cash is equal to such  difference  between the closing  price of the  index  and the  exercise  price  of the  option  expressed  in  dollars  multiplied  by a  specified multiple.  The writer of the option is obligated,  in return for the premium  received,  to make delivery of this amount.  Unlike  options on specific  securities,  all  settlements  of options on stock indices are in cash and gain or loss  depends on general  movements  in the stocks  included in the index rather than price movements in particular  stocks.  A stock index  futures  contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific  amount  multiplied by the difference  between the value of a specific  stock index at the close of the last  trading day of the  contract and the price at which the agreement is made.  No physical delivery of securities is made.

         Risk  Factors  in  Options  on  Indices.  Because  the value of an index  option  depends  upon the movements  in the level of the index  rather  than upon  movements  in the price of a  particular  security, whether  the  Portfolio  will  realize  a gain or a loss on the  purchase  or sale of an  option on an index depends  upon the  movements  in the level of prices in the market  generally  or in an  industry  or market segment  rather than upon  movements in the price of the individual  security.  Accordingly,  successful use of positions will depend upon a  Sub-advisor's  ability to predict  correctly  movements in the direction of the market  generally or in the  direction of a particular  industry.  This  requires  different  skills and techniques than predicting changes in the prices of individual securities.

         Index  prices may be  distorted  if trading of  securities  included  in the index is  interrupted.
Trading in index options also may be  interrupted in certain  circumstances,  such as if trading were halted in a substantial  number of  securities in the index.  If this  occurred,  a Portfolio  would not be able to close out options which it had written or purchased  and, if  restrictions  on exercise were imposed,  might be unable to exercise an option it purchased, which would result in substantial losses.

         Price movements in Portfolio  securities  will not correlate  perfectly with movements in the level of the index and  therefore,  a Portfolio  bears the risk that the price of the  securities may not increase as much as the level of the index.  In this event,  the Portfolio  would bear a loss on the call which would not be completely  offset by movements in the prices of the  securities.  It is also possible that the index may rise when the value of the  Portfolio's  securities  does  not.  If this  occurred,  a  Portfolio  would experience  a loss on the call which would not be offset by an increase in the value of its  securities  and might also experience a loss in the market value of its securities.

         Unless a Portfolio has other liquid  assets which are  sufficient to satisfy the exercise of a call on the index, the Portfolio will be required to liquidate securities in order to satisfy the exercise.

         When a  Portfolio  has  written a call on an  index,  there is also the risk  that the  market  may decline  between the time the Portfolio has the call  exercised  against it, at a price which is fixed as of the  closing  level of the  index  on the date of  exercise,  and the  time  the  Portfolio  is able to sell securities.  As with options on securities,  the  Sub-advisor  will not learn that a call has been exercised until the day following the exercise date,  but,  unlike a call on securities  where the Portfolio  would be able to  deliver  the  underlying  security  in  settlement,  the  Portfolio  may  have to sell  part of its securities in order to make settlement in cash, and the price of such  securities  might decline before they could be sold.

         If a  Portfolio  exercises  a  put  option  on  an  index  which  it  has  purchased  before  final determination  of the closing  index  value for the day,  it runs the risk that the level of the  underlying index may change  before  closing.  If this change causes the  exercised  option to fall  "out-of-the-money"
the  Portfolio  will be required to pay the  difference  between  the closing  index value and the  exercise price of the  option  (multiplied  by the  applicable  multiplier)  to the  assigned  writer.  Although  the
Portfolio  may be able to minimize  this risk by  withholding  exercise  instructions  until just before the daily  cutoff  time or by selling  rather  than  exercising  an option  when the index level is close to the exercise  price,  it may not be possible to eliminate  this risk entirely  because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before  definitive  closing index values are announced.

Trading in Futures:

          A futures  contract  provides for the future sale by one party and purchase by another  party of a specified amount of a specific  financial  instrument (e.g.,  units of a stock index) for a specified price, date,  time and place  designated  at the time the  contract is made.  Brokerage  fees are  incurred  when a futures  contract is bought or sold and margin  deposits  must be  maintained.  Entering  into a contract to buy is commonly  referred to as buying or  purchasing a contract or holding a long  position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

          Unlike when the  Portfolio  purchases  or sells a security,  no price would be paid or received by the Portfolio upon the purchase or sale of a futures contract.  Upon entering into a futures  contract,  and to maintain  the  Portfolio's  open  positions  in futures  contracts,  the  Portfolio  would be required to deposit  with its  custodian in a  segregated  account in the name of the futures  broker an amount of cash,
U.S.  government  securities,  suitable  money  market  instruments,  or other liquid  securities,  known as
"initial  margin." The margin  required for a  particular  futures  contract is set by the exchange on which the contract is traded,  and may be  significantly  modified  from time to time by the  exchange  during the term of the  contract.  Futures  contracts  are  customarily  purchased  and sold on margins  that may range upward from less than 5% of the value of the contract being traded.

          If the  price  of an open  futures  contract  changes  (by  increase  in the  case of a sale or by decrease in the case of a purchase)  so that the loss on the futures  contract  reaches a point at which the margin on deposit  does not  satisfy  margin  requirements,  the broker  will  require  an  increase  in the margin.  However,  if the value of a position  increases  because of favorable  price changes in the futures contract so that the margin  deposit  exceeds  the  required  margin,  the broker will pay the excess to the
Portfolio.

          These subsequent payments,  called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying  assets  fluctuate  making the long and short  positions in the futures  contract  more or less  valuable,  a process  known as "marking to the market." A Portfolio  may or may not earn interest income on its margin  deposits.  Although certain futures  contracts,  by their terms, require  actual  future  delivery of and payment for the  underlying  instruments,  in practice most futures contracts are usually closed out before the delivery  date.  Closing out an open futures  contract  purchase or sale is effected by entering into an offsetting  futures  contract  purchase or sale,  respectively,  for the same  aggregate  amount of the  identical  securities  and the same  delivery  date.  If the  offsetting purchase  price is less than the original  sale price,  the Portfolio  realizes a gain;  if it is more,  the
Portfolio  realizes a loss.  Conversely,  if the  offsetting  sale price is more than the original  purchase price, the Portfolio  realizes a gain; if it is less, the Portfolio  realizes a loss. The transaction  costs must also be included in these calculations.  There can be no assurance,  however,  that a Portfolio will be able to enter into an offsetting  transaction with respect to a particular  futures contract at a particular time.  If the  Portfolio is not able to enter into an offsetting  transaction,  the Portfolio  will continue to be required to maintain the margin deposits on the futures contract.

          For example,  one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds  sterling  multiplied by the level of the UK Financial Times 100 Share Index on a given future date.  Settlement of a stock index futures  contract may or may not be in the  underlying  security.  If not in the underlying  security,  then settlement  will be made in cash,  equivalent over time to the difference between  the  contract  price and the  actual  price of the  underlying  asset at the time the  stock  index futures contract expires.

         Options  on  futures  are  similar to options on  underlying  instruments  except  that  options on futures give the  purchaser  the right,  in return for the premium  paid,  to assume a position in a futures contract  (a long  position  if the option is a call and a short  position  if the option is a put),  rather than to purchase or sell the futures contract,  at a specified  exercise price at any time during the period of the  option.  Upon  exercise  of the option,  the  delivery of the futures  position by the writer of the option to the holder of the option will be  accompanied  by the delivery of the  accumulated  balance in the writer's  futures  margin  account  which  represents  the amount by which the market  price of the  futures contract,  at exercise,  exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the  option  on the  futures  contract.  Alternatively,  settlement  may be made  totally  in cash.
Purchasers  of options who fail to exercise  their  options  prior to the exercise date suffer a loss of the premium paid.

         The  writer  of an  option  on a futures  contract  is  required  to  deposit  margin  pursuant  to requirements  similar to those  applicable  to futures  contracts.  Upon  exercise of an option on a futures contract,  the  delivery  of the  futures  position  by the writer of the option to the holder of the option will be accompanied  by delivery of the  accumulated  balance in the writer's  margin  account.  This amount will be equal to the  amount by which the  market  price of the  futures  contract  at the time of  exercise exceeds,  in the case of a call, or is less than, in the case of a put, the exercise  price of the option on the futures contract.

         Although  financial  futures  contracts by their terms call for actual  delivery or  acceptance  of securities,  in most cases the  contracts  are closed out before the  settlement  date without the making or taking  of  delivery.  Closing  out is  accomplished  by  effecting  an  offsetting  transaction.  A futures contract  sale is closed out by  effecting a futures  contract  purchase  for the same  aggregate  amount of securities  and the same  delivery  date.  If the sale price  exceeds the  offsetting  purchase  price,  the seller  immediately  would be paid the  difference  and would  realize a gain.  If the  offsetting  purchase price exceeds the sale price,  the seller would  immediately  pay the  difference  and would realize a loss.
Similarly,  a futures  contract  purchase is closed out by  effecting a futures  contract  sale for the same securities  and the same  delivery  date.  If the  offsetting  sale price  exceeds the purchase  price,  the purchaser  would  realize a gain,  whereas if the purchase  price  exceeds the  offsetting  sale price,  the purchaser would realize a loss.

         Commissions on financial  futures  contracts and related  options  transactions  may be higher than those which would apply to purchases and sales of securities directly.

         A public  market  exists in interest  rate  futures  contracts  covering  primarily  the  following financial  instruments:  U.S. Treasury bonds; U.S. Treasury notes;  Government National Mortgage Association
("GNMA")  modified  pass-through  mortgage-backed  securities;   three-month  U.S.  Treasury  bills;  90-day
commercial  paper;  bank  certificates of deposit;  and Eurodollar  certificates of deposit.  It is expected that  Futures  contracts  trading in  additional  financial  instruments  will be  authorized.  The standard contract size is generally  $100,000 for Futures  contracts in U.S. Treasury bonds, U.S. Treasury notes, and
GNMA  pass-through  securities and $1,000,000 for the other designated  Futures  contracts.  A public market exists in Futures  contracts  covering a number of indexes,  including,  but not limited to, the  Standard &
Poor's 500 Index,  the Standard & Poor's 100 Index,  the NASDAQ 100 Index,  the Value Line  Composite  Index
and the New York Stock Exchange Composite Index.

         Regulatory  Matters.  The  Staff  of SEC has  taken  the  position  that the  purchase  and sale of futures  contracts and the writing of related options may give rise to "senior  securities" for the purposes of the  restrictions  contained  in  Section  18 of the 1940 Act on  investment  companies'  issuing  senior securities.  However,  the Staff has  taken the  position  that no  senior  security  will be  created  if a
Portfolio  maintains in a segregated  account an amount of cash or other liquid assets at least equal to the amount of the Portfolio's  obligation  under the futures contract or option.  Similarly,  no senior security will be  created  if a  Portfolio  "covers"  its  futures  and  options  positions  by owning  corresponding positions or  securities  underlying  the  positions  that enable the Portfolio to close out its futures and options positions without paying  additional cash  consideration.  Each Portfolio will conduct its purchases and sales of any futures  contracts and writing of related  options  transactions  in accordance  with these requirements.

         Certain  Risks  Relating  to  Futures  Contracts  and  Related  Options.  There are  special  risks involved in futures transactions.

                   Volatility  and  Leverage.   The  prices  of  futures  contracts  are  volatile  and  are influenced,  among other things, by actual and anticipated  changes in the market and interest rates,  which in turn are affected by fiscal and monetary  policies and national and  international  policies and economic events.

          Most  United  States  futures  exchanges  limit the  amount of  fluctuation  permitted  in futures contract  prices  during a single  trading  day.  The daily limit  establishes  the maximum  amount that the price of a futures  contract may vary either up or down from the previous day's  settlement price at the end of a trading  session.  Once the daily limit has been reached in a particular type of futures  contract,  no trades may be made on that day at a price beyond that limit.  The daily limit  governs  only price  movement during a  particular  trading  day and  therefore  does not limit  potential  losses,  because the limit may prevent the liquidation of unfavorable  positions.  Futures contract prices have  occasionally  moved to the daily limit for several  consecutive  trading  days with little or no  trading,  thereby  preventing  prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Because of the low margin deposits required,  futures trading involves an extremely high degree of leverage.  As a result,  a  relatively  small price  movement in a futures  contract may result in immediate and  substantial  loss, as well as gain, to the investor.  For example,  if at the time of purchase,  10% of the value of the futures  contract is  deposited as margin,  a  subsequent  10% decrease in the value of the futures  contract  would  result  in a total  loss of the  margin  deposit,  before  any  deduction  for the transaction  costs,  if the account  were then closed out. A 15%  decrease  would  result in a loss equal to
150% of the  original  margin  deposit,  if the  contract  were  closed out.  Thus,  a purchase or sale of a futures  contract may result in losses in excess of the amount  invested in the futures  contract.  However, the Portfolio would  presumably have sustained  comparable  losses if, instead of the futures  contract,  it had  invested in the  underlying  instrument  and sold it after the decline.  Furthermore,  in the case of a futures contract  purchase,  in order to be certain that the Portfolio has sufficient  assets to satisfy its obligations  under a  futures  contract,  the  Portfolio  earmarks  to the  futures  contract  money  market instruments equal in value to the current value of the underlying instrument less the margin deposit.

                   Liquidity.  The  Portfolio  may elect to close some or all of its  futures  positions  at any time  prior to their  expiration.  The  Portfolio  would do so to reduce  exposure  represented  by long futures  positions or increase  exposure  represented  by short futures  positions.  The Portfolio may close its positions by taking  opposite  positions  which would operate to terminate the  Portfolio's  position in the futures contracts.  Final  determinations of variation margin would then be made,  additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

          Futures  contracts  may be closed out only on the  exchange or board of trade where the  contracts were  initially  traded.  Although  the  Portfolio  intends to purchase or sell  futures  contracts  only on exchanges  or boards of trade where  there  appears to be an active  market,  there is no  assurance  that a liquid  market on an exchange  or board of trade will exist for any  particular  contract at any  particular time.  In such  event,  it might not be possible  to close a futures  contract,  and in the event of adverse price  movements,  the  Portfolio  would  continue to be required to make daily cash  payments of  variation margin.  However,  in the event futures  contracts have been used to hedge the underlying  instruments,  the
Portfolio  would  continue  to hold the  underlying  instruments  subject  to the hedge  until  the  futures contracts  could  be  terminated.  In  such  circumstances,  an  increase  in the  price  of the  underlying instruments,  if any,  might  partially or completely  offset losses on the futures  contract.  However,  as described  below,  there  is no  guarantee  that the  price of the  underlying  instruments  will,  in fact, correlate  with the price  movements  in the  futures  contract  and thus  provide  an offset to losses on a futures contract.

                   Hedging  Risk.  A  decision  of  whether,  when,  and how to  hedge  involves  skill  and judgment,  and even a well-conceived  hedge may be unsuccessful to some degree because of unexpected  market behavior,  market or  interest  rate  trends.  There are  several  risks in  connection  with the use by the
Portfolio of futures  contracts as a hedging  device.  One risk arises because of the imperfect  correlation between  movements in the prices of the futures  contracts  and  movements  in the prices of the  underlying instruments which are the subject of the hedge.  Sub-advisor will,  however,  attempt to reduce this risk by entering into futures contracts whose movements,  in its judgment,  will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

          Successful  use of futures  contracts by the Portfolio  for hedging  purposes is also subject to a
Sub-advisor's  ability to correctly  predict  movements in the direction of the market. It is possible that, when the  Portfolio  has sold  futures to hedge its  portfolio  against a decline in the market,  the index, indices,  or  underlying  instruments  on which the futures are written  might  advance and the value of the underlying  instruments  held in the  Portfolio's  portfolio  might  decline.  If this  were to  occur,  the
Portfolio  would lose money on the futures and also would  experience  a decline in value in its  underlying instruments.  However,  while this might occur to a certain  degree,  Sub-advisor may believe that over time the value of the  Portfolio's  portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying  instruments  sought to be hedged.  It is also  possible  that if the  Portfolio  were to hedge  against  the  possibility  of a decline in the market
(adversely  affecting the underlying  instruments held in its portfolio) and prices instead  increased,  the
Portfolio would lose part or all of the benefit of increased value of those  underlying  instruments that it has  hedged,  because it would  have  offsetting  losses in its  futures  positions.  In  addition,  in such situations,  if the Portfolio had  insufficient  cash, it might have to sell underlying  instruments to meet daily  variation  margin  requirements.  Such  sales of  underlying  instruments  might  be,  but  would not necessarily  be, at increased  prices (which would reflect the rising  market).  The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

          In addition to the possibility that there might be an imperfect correlation,  or no correlation at all,  between price movements in the futures  contracts and the portion of the portfolio  being hedged,  the price movements of futures  contracts  might not correlate  perfectly with price movements in the underlying instruments due to certain market  distortions.  First,  all  participants in the futures market are subject
to  margin  deposit  and  maintenance   requirements.   Rather  than  meeting   additional   margin  deposit
requirements,  investors might close futures contracts through  offsetting  transactions which could distort the normal  relationship  between  the  underlying  instruments  and  futures  markets.  Second,  the margin requirements  in the futures market are less onerous than margin  requirements  in the  securities  markets, and as a result  the  futures  market  might  attract  more  speculators  than the  securities  markets  do.
Increased   participation   by  speculators  in  the  futures  market  might  also  cause   temporary  price
distortions.  Due to the  possibility  of price  distortion  in the futures  market and also  because of the imperfect  correlation between price movements in the underlying  instruments and movements in the prices of futures  contracts,  even a correct  forecast of general market trends by Sub-advisor  might not result in a successful hedging transaction over a very short time period.

         Certain  Risks of Options  on  Futures  Contracts.  The  Portfolio  may seek to close out an option position by writing or buying an  offsetting  option  covering the same index,  underlying  instruments,  or contract and having the same  exercise  price and  expiration  date.  The ability to establish and close out positions on such options  will be subject to the  maintenance  of a liquid  secondary  market.  Reasons for the  absence  of a  liquid  secondary  market  on an  exchange  include  the  following:  (i)  there  may be insufficient  trading  interest  in certain  options;  (ii)  restrictions  may be imposed by an  exchange on
opening  transactions  or  closing  transactions  or  both;  (iii)  trading  halts,   suspensions  or  other
restrictions  may be  imposed  with  respect  to  particular  classes or series of  options,  or  underlying instruments;  (iv) unusual or unforeseen  circumstances may interrupt normal operations on an exchange;  (v)
the facilities of an exchange or a clearing  corporation  may not at all times be adequate to handle current trading volume;  or (vi) one or more exchanges could, for economic or other reasons,  decide or be compelled at some future date to discontinue the trading of options (or a particular  class or series of options),  in which event the  secondary  market on that  exchange  (or in the class or series of options)  would cease to exist,  although  outstanding  options on the exchange that had been issued by a clearing  corporation  as a result of trades on that exchange would continue to be  exercisable  in accordance  with their terms.  There is no assurance  that higher than  anticipated  trading  activity or other  unforeseen  events might not, at times, render certain of the facilities of any of the clearing corporations  inadequate,  and thereby result in the  institution by an exchange of special  procedures  which may interfere with the timely  execution of customers' orders.

Foreign Futures and Options:

         Participation  in foreign  futures and foreign  options  transactions  involves the  execution  and clearing  of trades on or subject to the rules of a foreign  board of trade.  Neither the  National  Futures
Association nor any domestic  exchange  regulates  activities of any foreign boards of trade,  including the execution,  delivery and clearing of transactions,  or has the power to compel enforcement of the rules of a foreign  board of trade or any  applicable  foreign  law.  This is true  even if the  exchange  is  formally linked to a domestic  market so that a position  taken on the market may be liquidated  by a transaction  on another  market.  Moreover,  such laws or regulations  will vary  depending on the foreign  country in which the foreign futures or foreign options  transaction  occurs. For these reasons,  customers who trade foreign futures or foreign  options  contracts may not be afforded  certain of the protective  measures  provided by the Commodity  Exchange Act, the CFTC's  regulations and the rules of the National  Futures  Association and any  domestic  exchange,  including  the right to use  reparations  proceedings  before the  Commission  and arbitration  proceedings  provided by the National Futures Association or any domestic futures exchange.  In particular,  funds received from customers for foreign  futures or foreign options  transactions  may not be provided  the same  protections  as funds  received  in respect of  transactions  on United  States  futures exchanges.  In addition,  the price of any foreign futures or foreign options contract and,  therefore,  the potential  profit and loss thereon may be affected by any variance in the foreign  exchange rate between the time your order is placed and the time it is liquidated, offset or exercised.

          Forward  Foreign  Currency  Exchange  Contracts.  A forward  foreign  currency  exchange  contract involves an  obligation  to purchase or sell a specific  currency at a future  date,  which may be any fixed number of days from the date of the contract  agreed upon by the parties,  at a price set at the time of the contract.  These  contracts  are  principally  traded in the interbank  market  conducted  directly  between currency traders (usually large,  commercial  banks) and their customers.  A forward contract  generally has no deposit requirement, and no commissions are charged at any stage for trades.

          Depending on the applicable  investment  policies and  restrictions  applicable to a Portfolio,  a
Portfolio may generally  enter into forward foreign  currency  exchange  contracts under two  circumstances.
First,  when a Portfolio  enters into a contract  for the purchase or sale of a security  denominated  in or exposed  to a foreign  currency,  it may  desire  to "lock in" the U.S.  dollar  price of the  security.  By entering into a forward  contract for the purchase or sale, for a fixed amount of dollars,  of the amount of foreign  currency  involved in the underlying  security  transactions,  the Portfolio may be able to protect itself  against a possible  loss  resulting  from an adverse  change in the  relationship  between  the U.S.
dollar and the subject  foreign  currency  during the period  between the date the  security is purchased or sold and the date on which payment is made or received.

          Second,  when a Sub-advisor  believes that the currency of a particular foreign country may suffer or enjoy a substantial  movement against another  currency,  including the U.S. dollar,  it may enter into a forward contract to sell or buy the amount of the former foreign  currency,  approximating the value of some or all of the  Portfolio's  securities  denominated in or exposed to such foreign  currency.  Alternatively, where  appropriate,  the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such  currencies or currency act as an effective  proxy for other  currencies.  In such a case, the Portfolio may enter into a forward  contract where the amount of the foreign  currency  to be sold  exceeds  the  value  of the  securities  denominated  in or  exposed  to such currency.  The use of this basket  hedging  technique  may be more  efficient and  economical  than entering into  separate  forward  contracts  for each currency  held in the  Portfolio.  The precise  matching of the forward contract  amounts and the value of the securities  involved will not generally be possible since the future value of such securities in foreign  currencies  will change as a consequence of market  movements in the  value of those  securities  between  the date the  forward  contract  is  entered  into and the date it matures.  The projection of short-term currency market movement is extremely  difficult,  and the successful execution of a short-term hedging strategy is highly uncertain.

          As indicated  above,  it is impossible  to forecast  with  absolute  precision the market value of portfolio  securities at the  expiration  of the forward  contract.  Accordingly,  it may be necessary for a
Portfolio  to  purchase  additional  foreign  currency  on the spot  market  (and bear the  expense  of such purchase) if the market value of the security is less than the amount of foreign  currency the  Portfolio is obligated  to deliver  and if a decision  is made to sell the  security  and make  delivery  of the  foreign currency.  Conversely,  it may be  necessary  to sell  on the  spot  market  some  of the  foreign  currency received  upon the sale of the  portfolio  security  if its  market  value  exceeds  the  amount of  foreign currency  the  Portfolio  is  obligated  to  deliver.  However,  as  noted,  in  order  to  avoid  excessive transactions and transaction  costs, the Portfolio may use liquid,  high-grade debt securities,  denominated in any  currency,  to cover the  amount by which the value of a forward  contract  exceeds  the value of the securities to which it relates.

          If the Portfolio  retains the portfolio  security and engages in an  offsetting  transaction,  the
Portfolio  will incur a gain or a loss (as  described  below) to the extent that there has been  movement in forward contract prices. If the Portfolio engages in an offsetting  transaction,  it may subsequently  enter into a new forward  contract to sell the foreign  currency.  Should forward prices decline during the period between the  Portfolio's  entering into a forward  contract for the sale of a foreign  currency and the date it enters into an offsetting  contract for the purchase of the foreign currency,  the Portfolio will realize a gain to the extent the price of the  currency it has agreed to sell  exceeds the price of the  currency it has agreed to purchase.  Should forward prices  increase,  the Portfolio will suffer a loss to the extent of the price of the  currency  it has agreed to  purchase  exceeds  the price of the  currency it has agreed to sell.

         Foreign  Currency  Contracts.  A  currency  futures  contract  sale  creates  an  obligation  by  a
Portfolio,  as seller,  to deliver the amount of currency  called for in the contract at a specified  future time for a special price. A currency  futures  contract  purchase  creates an obligation by a Portfolio,  as purchaser,  to take  delivery  of an amount of currency  at a  specified  future time at a specified  price.
Unlike forward foreign  currency  exchange  contracts,  currency  futures  contracts and options on currency futures  contracts are  standardized  as to amount and delivery period and are traded on boards of trade and commodities  exchanges.  Although  the terms of  currency  futures  contracts  specify  actual  delivery  or receipt,  in most  instances the contracts are closed out before the  settlement  date without the making or taking of  delivery of the  currency.  Closing  out of a currency  futures  contract is effected by entering into an offsetting  purchase or sale  transaction.  Unlike a currency futures  contract,  which requires the parties to buy and sell  currency  on a set date,  an option on a currency  futures  contract  entitles  its holder to decide on or before a future  date  whether to enter into such a contract.  If the holder  decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

Interest Rate Swaps and Interest Rate Caps and Floors:

         Interest rate swaps involve the exchange by the  Portfolio  with another party of their  respective commitments  to pay or receive  interest,  e.g.,  an  exchange  of  floating  rate  payments  for fixed rate payments.  The exchange  commitments  can involve  payments to be made in the same  currency or in different currencies.  The purchase of an interest  rate cap entitles  the  purchaser,  to the extent that a specified index exceeds a  predetermined  interest  rate,  to receive  payments of interest on a  contractually  based principal  amount from the party  selling the  interest  rate cap.  The  purchase of an interest  rate floor entitles the purchaser,  to the extent that a specified index falls below a predetermined  interest rate, to receive  payments of interest on a contractually  based principal amount from the party selling the interest rate floor.

Hybrid Instruments:

         Hybrid  instruments  combine  the  elements  of futures  contracts  or options  with those of debt, preferred  equity or a  depositary  instrument.  The risks of  investing  in  hybrid  instruments  reflect a combination of the risks from  investing in securities,  futures and  currencies,  including  volatility and lack of liquidity.  Reference is made to the  discussion of futures and forward  contracts in this Statement for a discussion of these risks.  Further,  the prices of the hybrid  instrument  and the related  commodity or currency may not move in the same  direction or at the same time.  Hybrid  instruments  may bear interest or pay preferred  dividends at below market (or even relatively  nominal)  rates.  In addition,  because the purchase  and sale of hybrid  instruments  could  take place in an  over-the-counter  market or in a private transaction  between the  Portfolio and the seller of the hybrid  instrument,  the  creditworthiness  of the contra party to the transaction  would be a risk factor which the Portfolio  would have to consider.  Hybrid instruments  also may not be subject to regulation  of the CFTC,  which  generally  regulates the trading of commodity  futures by U.S.  persons,  the SEC,  which  regulates  the offer and sale of securities by and to
U.S. persons, or any other governmental regulatory authority.

Zero-Coupon Securities:

         Zero-coupon  securities pay no cash income and are sold at  substantial  discounts from their value at maturity.  When held to maturity,  their entire income,  which  consists of accretion of discount,  comes from the  difference  between  the issue  price and their  value at  maturity.  Zero-coupon  securities  are subject to greater  market  value  fluctuations  from  changing  interest  rates  than debt  obligations  of comparable  maturities which make current  distributions of interest  (cash).  Zero-coupon  securities which are  convertible  into common  stock  offer the  opportunity  for  capital  appreciation  as  increases  (or decreases)  in market  value of such  securities  closely  follows the  movements in the market value of the underlying  common  stock.  Zero-coupon  convertible  securities  generally are expected to be less volatile than the underlying  common stocks,  as they usually are issued with  maturities of 15 years or less and are issued with options and/or  redemption  features  exercisable by the holder of the obligation  entitling the holder to redeem the obligation and receive a defined cash payment.

         Zero-coupon  securities include securities issued directly by the U.S. Treasury,  and U.S. Treasury bonds  or  notes  and  their  unmatured  interest  coupons  and  receipts  for  their  underlying  principal
("coupons")  which have been separated by their holder,  typically a custodian bank or investment  brokerage firm. A holder will  separate  the interest  coupons from the  underlying  principal  (the  "corpus") of the
U.S.  Treasury  security.  A number of  securities  firms and banks have  stripped the interest  coupons and receipts and then resold them in custodial  receipt  programs  with a number of different  names,  including
"Treasury  Income  Growth  Receipts"  (TIGRSTM)  and  Certificate  of Accrual on  Treasuries  (CATSTM).  The
underlying  U.S.  Treasury  bonds and notes  themselves are held in book-entry  form at the Federal  Reserve
Bank or, in the case of bearer securities (i.e.,  unregistered  securities which are owned ostensibly by the bearer or holder  thereof),  in trust on behalf of the owners thereof.  Counsel to the underwriters of these certificates or other evidences of ownership of the U.S.  Treasury  securities have stated that, for federal tax and securities purposes, in their opinion purchasers of such certificates,  such as the Portfolio,  most likely will be deemed the beneficial holder of the underlying U.S. Government securities.

         The U.S.  Treasury has facilitated  transfers of ownership of zero-coupon  securities by accounting separately  for the  beneficial  ownership of  particular  interest  coupon and corpus  payments on Treasury securities  through the Federal Reserve  book-entry  record keeping  system.  The Federal Reserve program as established  by the Treasury  Department is known as "STRIPS" or "Separate  Trading of  Registered  Interest
and Principal of Securities."  Under the STRIPS  program,  the Portfolio will be able to have its beneficial ownership of zero-coupon  securities  recorded directly in the book-entry  record-keeping  system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When U.S.  Treasury  obligations  have been  stripped of their  unmatured  interest  coupons by the holder,  the  principal or corpus is sold at a deep  discount  because the buyer  receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic  interest  (cash)
payments.  Once  stripped  or  separated,  the corpus and  coupons may be sold  separately.  Typically,  the coupons are sold  separately  or grouped  with other  coupons with like  maturity  dates and sold bundled in
such  form.  Purchasers  of  stripped  obligations  acquire,  in  effect,   discount  obligations  that  are
economically identical to the zero-coupon securities that the Treasury sells itself.

When-Issued Securities:

         The price of when-issued  securities,  which may be expressed in yield terms,  is fixed at the time the commitment to purchase is made, but delivery and payment for the  when-issued  securities  take place at a later date.  Normally,  the  settlement  date  occurs  within 90 days of the  purchase.  During the period between  purchase and  settlement,  no payment is made by a Portfolio to the issuer and no interest  accrues to the Portfolio.  Forward  commitments  involve a risk of loss if the value of the security to be purchased declines  prior to the  settlement  date,  which  risk is in  addition  to the risk of decline in value of a
Portfolio's  other assets.  While  when-issued  securities  may be sold prior to the  settlement  date,  the
Portfolios  generally  will purchase such  securities  with the purpose of actually  acquiring them unless a sale appears desirable for investment reasons.

Mortgage-Backed Securities:

         When a Portfolio  owns a  mortgage-backed  security,  principal  and interest  payments made on the mortgages in an underlying  mortgage pool are passed  through to the Portfolio.  Unscheduled  prepayments of principal  shorten  the  securities'  weighted  average  life and may  lower  their  total  return.  (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled  principal  prepayment is passed through to the Portfolio.  This principal is returned to the Portfolio at par. As a result,  if a mortgage  security were trading at a premium,  its total return would be lowered by prepayments,  and if a mortgage  securities were  trading at a  discount,  its total  return  would be  increased  by  prepayments.)  The value of these securities  also may change  because of changes in the market's  perception of the  creditworthiness  of the federal  agency that issued them. In addition,  the mortgage  securities  market in general may be adversely affected by changes in governmental regulation or tax policies.

Asset-Backed Securities:

         Asset-backed  securities  directly or  indirectly  represent a  participation  interest  in, or are secured by and payable from, a stream of payments  generated by  particular  assets such as motor vehicle or credit card  receivables.  Payments of principal and interest may be  guaranteed  up to certain  amounts and for a certain  time period by a letter of credit  issued by a financial  institution  unaffiliated  with the entities  issuing the securities.  Asset-backed  securities may be classified as  pass-through  certificates or collateralized obligations.

         Pass-through  certificates  are  asset-backed  securities  which represent an undivided  fractional ownership interest in an underlying pool of assets.  Pass-through  certificates usually provide for payments of principal  and interest  received to be passed  through to their  holders,  usually  after  deduction for certain costs and expenses incurred in administering the pool. Because pass-through  certificates  represent an ownership  interest in the underlying  assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.  See "Types of Credit Support."

         Asset-backed  securities  issued  in the form of debt  instruments,  also  known as  collateralized obligations,  are generally  issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing  such debt.  Such assets are most often trade,  credit card or  automobile receivables.  The  assets  collateralizing  such  asset-backed  securities  are  pledged  to  a  trustee  or custodian for the benefit of the holders  thereof.  Such issuers  generally  hold no assets other than those underlying the asset-backed  securities and any credit support provided.  As a result,  although payments on such  asset-backed  securities are  obligations  of the issuers,  in the event of defaults on the underlying assets not  covered by any  credit  support  (see  "Types of Credit  Support"),  the  issuing  entities  are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

         Methods of  Allocating  Cash Flows.  While many  asset-backed  securities  are issued with only one class of security,  many  asset-backed  securities  are issued in more than one class,  each with  different payment terms.  Multiple class  asset-backed  securities  are issued for two main reasons.  First,  multiple classes  may be used as a method  of  providing  credit  support.  This is  accomplished  typically  through creation of one or more classes  whose right to payments on the  asset-backed  security is made  subordinate to the right to such  payments of the remaining  class or classes.  See "Types of Credit  Support."  Second, multiple  classes  may permit the  issuance  of  securities  with  payment  terms,  interest  rates or other characteristics  differing both from those of each other and from those of the underlying  assets.  Examples include so-called  "strips"  (asset-backed  securities  entitling the holder to  disproportionate  interests with  respect to the  allocation  of  interest  and  principal  of the assets  backing  the  security),  and
securities  with  a  class  or  classes  having   characteristics   which  mimic  the   characteristics   of
non-asset-backed  securities,  such as floating  interest  rates  (i.e.,  interest  rates which  adjust as a specified benchmark changes) or scheduled amortization of principal.

         Asset-backed  securities in which the payment  streams on the underlying  assets are allocated in a manner  different than those described  above may be issued in the future.  The Portfolio may invest in such asset-backed  securities if such  investment is otherwise  consistent  with its  investment  objectives  and policies and with the investment restrictions of the Portfolio.

         Types  of  Credit  Support.   Asset-backed  securities  are  often  backed  by  a  pool  of  assets representing  the  obligations  of a number of  different  parties.  To lessen  the  effect of  failures  by obligors on underlying  assets to make payments,  such  securities may contain  elements of credit  support.
Such credit support falls into two classes:  liquidity  protection and protection  against  ultimate default by an  obligor  on the  underlying  assets.  Liquidity  protection  refers  to the  provision  of  advances, generally  by the  entity  administering  the pool of  assets,  to ensure  that  scheduled  payments  on the underlying  pool are  made in a  timely  fashion.  Protection  against  ultimate  default  ensures  ultimate payment  of the  obligations  on at least a  portion  of the  assets  in the pool.  Such  protection  may be provided through  guarantees,  insurance policies or letters of credit obtained from third parties,  through various means of  structuring  the  transaction  or through a combination  of such  approaches.  Examples of asset-backed  securities  with  credit  support  arising out of the  structure  of the  transaction  include
"senior-subordinated  securities"  (multiple class asset-backed  securities with certain classes subordinate to other classes as to the payment of principal  thereon,  with the result that  defaults on the  underlying assets are borne first by the  holders of the  subordinated  class) and  asset-backed  securities  that have
"reserve  portfolios"  (where cash or investments,  sometimes  funded from a portion of the initial payments
on  the  underlying   assets,  are  held  in  reserve  against  future  losses)  or  that  have  been  "over collateralized"  (where the  scheduled  payments  on, or the  principal  amount of,  the  underlying  assets substantially  exceeds that required to make payment of the  asset-backed  securities  and pay any servicing or other  fees).  The degree of credit  support  provided  on each issue is based  generally  on  historical information  respecting  the level of credit risk  associated  with such  payments.  Delinquency  or loss in excess  of  that  anticipated  could  adversely  affect  the  return  on an  investment  in an  asset-backed security.  Additionally,  if the letter of credit is exhausted,  holders of asset-backed securities may also experience  delays in  payments or losses if the full  amounts due on  underlying  sales  contracts  are not realized.

         Automobile  Receivable  Securities.  Asset-backed  securities  may be  backed by  receivables  from motor vehicle  installment  sales  contracts or  installment  loans secured by motor  vehicles  ("Automobile
Receivable  Securities").  Since  installment  sales  contracts  for motor  vehicles  or  installment  loans related  thereto  ("Automobile  Contracts")  typically  have  shorter  durations  and  lower  incidences  of prepayment,  Automobile  Receivable  Securities  generally will exhibit a shorter  average life and are less susceptible to prepayment risk.

         Most entities that issue Automobile  Receivable  Securities create an enforceable interest in their respective  Automobile  Contracts  only by filing a financing  statement  and by having the  servicer of the
Automobile  Contracts,  which is usually the originator of the Automobile  Contracts,  take custody thereof.
In such  circumstances,  if the  servicer  of the  Automobile  Contracts  were to sell the  same  Automobile
Contracts to another  party,  in violation of its  obligation  not to do so, there is a risk that such party could  acquire an  interest  in the  Automobile  Contracts  superior  to that of the  holders of  Automobile
Receivable  Securities.  Also  although most  Automobile  Contracts  grant a security  interest in the motor vehicle  being  financed,  in most  states the  security  interest in a motor  vehicle  must be noted on the certificate  of title  to  create  an  enforceable  security  interest  against  competing  claims  of other parties.  Due to the large number of vehicles  involved,  however,  the certificate of title to each vehicle financed,  pursuant to the Automobile  Contracts underlying the Automobile  Receivable Security,  usually is not amended to reflect the  assignment of the seller's  security  interest for the benefit of the holders of the Automobile  Receivable  Securities.  Therefore,  there is the possibility that recoveries on repossessed collateral  may not,  in some cases,  be  available  to support  payments on the  securities.  In  addition, various  state and federal  securities  laws give the motor  vehicle  owner the right to assert  against the holder of the owner's  Automobile  Contract certain defenses such owner would have against the seller of the motor  vehicle.  The  assertion  of  such  defenses  could  reduce  payments  on the  Automobile  Receivable
Securities.

         Credit Card  Receivable  Securities.  Asset-backed  securities  may be backed by  receivables  from revolving  credit card  agreements  ("Credit  Card  Receivable  Securities").  Credit  balances on revolving credit card  agreements  ("Accounts")  are generally paid down more rapidly than are  Automobile  Contracts.
Most  of  the  Credit  Card  Receivable   Securities   issued  publicly  to  date  have  been   Pass-Through
Certificates.  In  order  to  lengthen  the  maturity  of  Credit  Card  Receivable  Securities,  most  such securities  provide for a fixed period during which only interest  payments on the  underlying  Accounts are passed  through to the security  holder and  principal  payments  received on such Accounts are used to fund the transfer to the pool of assets  supporting the related Credit Card  Receivable  Securities of additional credit card  charges  made on an Account.  The  initial  fixed  period  usually  may be  shortened  upon the occurrence of specified  events which signal a potential  deterioration in the quality of the assets backing the security,  such as the  imposition of a cap on interest  rates.  The ability of the issuer to extend the life of an issue of Credit  Card  Receivable  Securities  thus  depends  upon the  continued  generation  of additional  principal  amounts in the underlying  accounts during the initial period and the  non-occurrence of specified  events.  An acceleration  in cardholders'  payment rates or any other event which shortens the period during which  additional  credit card charges on an Account may be  transferred to the pool of assets supporting the related  Credit Card  Receivable  Security could shorten the weighted  average life and yield of the Credit Card Receivable Security.

         Credit  card  holders  are  entitled to the  protection  of a number of state and federal  consumer credit laws, many of which give such holder the right to set off certain  amounts  against  balances owed on the credit card,  thereby reducing  amounts paid on Accounts.  In addition,  unlike most other  asset-backed securities, Accounts are unsecured obligations of the cardholder.

Warrants:

         Investments in warrants is  speculative  in that warrants have no voting rights,  pay no dividends, and have no rights with  respect to the assets of the  corporation  issuing  them.  Warrants  basically  are options to purchase  equity  securities at a specific price valid for a specific period of time. They do not represent  ownership of the  securities  but only the right to buy them.  Warrants  differ from call options in that  warrants  are  issued by the  issuer of the  security  which may be  purchased  on their  exercise, whereas  call  options may be written or issued by anyone.  The prices of warrants do not  necessarily  move parallel to the prices of the underlying securities.

Certain Risks of Foreign Investing:

          Currency  Fluctuations.  Investment  in  securities  denominated  in foreign  currencies  involves certain  risks.  A change  in the  value of any such  currency  against  the U.S.  dollar  will  result in a corresponding  change in the U.S. dollar value of a Portfolio's  assets  denominated in that currency.  Such changes will also affect a Portfolio's  income.  Generally,  when a given currency  appreciates  against the dollar (the dollar  weakens) the value of a Portfolio's  securities  denominated in that currency will rise.
When a given currency  depreciates against the dollar (the dollar  strengthens),  the value of a Portfolio's securities denominated in that currency would be expected to decline.

          Investment  and  Repatriation  Restrictions.  Foreign  investment  in the  securities  markets  of certain foreign  countries is restricted or controlled in varying degrees.  These  restrictions may at times limit or preclude  investment  in certain of such  countries  and may  increase  the cost and  expenses of a
Portfolio.  Investments by foreign  investors are subject to a variety of  restrictions  in many  developing countries.  These  restrictions may take the form of prior  governmental  approval,  limits on the amount or type of  securities  held by  foreigners,  and  limits on the types of  companies  in which  foreigners  may invest.  Additional  or  different  restrictions  may be imposed at any time by these or other  countries in which a Portfolio  invests.  In  addition,  the  repatriation  of both  investment  income and capital  from several foreign  countries is restricted and controlled under certain  regulations,  including in some cases the need for certain government consents.

          Market  Characteristics.  Foreign  securities may be purchased in  over-the-counter  markets or on stock  exchanges  located in the countries in which the respective  principal  offices of the issuers of the various  securities are located,  if that is the best available market.  Foreign stock markets are generally not as  developed  or  efficient  as,  and may be more  volatile  than,  those in the United  States.  While growing in volume,  they  usually  have  substantially  less  volume  than U.S.  markets  and a  Portfolio's securities  may be less liquid and more  volatile  than  securities of  comparable  U.S.  companies.  Equity securities may trade at  price/earnings  multiples  higher than comparable  U.S.  securities and such levels may not be sustainable.  Fixed  commissions on foreign stock exchanges are generally  higher than negotiated commissions  on U.S.  exchanges,  although a  Portfolio  will  endeavor to achieve  the most  favorable  net results on its portfolio  transactions.  There is generally less  government  supervision  and regulation of foreign stock  exchanges,  brokers and listed  companies  than in the United  States.  Moreover,  settlement practices  for  transactions  in foreign  markets  may differ  from those in U.S.  markets,  and may include delays beyond periods customary in the United States.

          Political  and Economic  Factors.  Individual  foreign  economies of certain  countries may differ favorably  or  unfavorably  from the United  States'  economy in such  respects as growth of gross  national product,  rate of  inflation,  capital  reinvestment,  resource  self-sufficiency  and  balance of  payments position.  The internal politics of certain foreign countries are not as stable as in the United States.

          Governments in certain foreign countries continue to participate to a significant degree,  through ownership interest or regulation,  in their respective  economies.  Action by these governments could have a significant  effect on market prices of securities  and payment of dividends.  The economies of many foreign countries are heavily dependent upon  international  trade and are accordingly  affected by protective trade barriers and economic  conditions of their  trading  partners.  The  enactment by these trading  partners of protectionist  trade  legislation  could have a significant  adverse effect upon the  securities  markets of such countries.

          Information  and  Supervision.  There is  generally  less  publicly  available  information  about foreign  companies  comparable  to reports and ratings  that are  published  about  companies  in the United
States.  Foreign  companies  are also  generally not subject to uniform  accounting,  auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

          Taxes.  The dividends and interest payable on certain of a Portfolio's  foreign  securities may be subject to foreign  withholding  taxes, thus reducing the net amount of income available for distribution to the Portfolio's  shareholders.  A shareholder  otherwise  subject to U.S.  federal income taxes may, subject to certain  limitations,  be entitled to claim a credit or deduction  for U.S.  federal  income tax purposes for his or her proportionate share of such foreign taxes paid by the Portfolio.

          Costs.  Investors should  understand that the expense ratio of the Portfolio can be expected to be higher  than  investment  companies  investing  in domestic  securities  since the cost of  maintaining  the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

          Other. With respect to certain foreign countries,  especially  developing and emerging ones, there is the  possibility  of adverse  changes in investment or exchange  control  regulations,  expropriation  or confiscatory  taxation,  limitations on the removal of funds or other assets of the Portfolio,  political or social  instability,  or diplomatic  developments  which could affect  investments by U.S.  persons in those countries.

          Eastern  Europe.  Changes  occurring  in  Eastern  Europe and Russia  today  could have  long-term potential  consequences.  As  restrictions  fall,  this could result in rising  standards  of living,  lower manufacturing costs,  growing consumer spending,  and substantial  economic growth.  However,  investment in the  countries  of Eastern  Europe and Russia is highly  speculative  at this time.  Political  and economic reforms are too recent to establish a definite trend away from  centrally-planned  economies and state owned industries.  In many of the  countries of Eastern  Europe and Russia,  there is no stock  exchange or formal market for  securities.  Such  countries may also have  government  exchange  controls,  currencies  with no recognizable market value relative to the established  currencies of western market economies,  little or no experience in trading in securities,  no financial reporting  standards,  a lack of a banking and securities infrastructure  to handle such trading,  and a legal  tradition  which does not recognize  rights in private property.  In addition,  these countries may have national policies which restrict  investments in companies deemed  sensitive to the  country's  national  interest.  Further,  the  governments  in such  countries may require  governmental  or  quasi-governmental  authorities  to act as  custodian of the  Portfolio's  assets invested in such countries and these  authorities may not qualify as a foreign  custodian under the 1940 Act and  exemptive  relief  from such Act may be  required.  All of these  considerations  are among the factors which could cause significant risks and uncertainties to investment in Eastern Europe and Russia.

          Latin America.  The political history of certain Latin American  countries has been  characterized by political  uncertainty,  intervention  by the military in civilian and economic  spheres,  and  political corruption.  Such  developments,  if they were to reoccur,  could reverse favorable trends toward market and economic  reform,  privatization  and removal of trade  barriers  and result in  significant  disruption  in securities  markets.  Persistent  levels of  inflation  or in some cases,  hyperinflation,  have led to high interest  rates,  extreme  measures by governments  to keep inflation in check and a generally  debilitating effect on economic  growth.  Although  inflation in many  countries has  lessened,  there is no guarantee it will remain at lower levels.  In addition,  a number of Latin American  countries are also among the largest debtors of  developing  countries.  There have been  moratoria  on, and  reschedulings  of,  repayment  with respect  to these  debts.  Such  events  can  restrict  the  flexibility  of  these  debtor  nations  in the international markets and result in the imposition of onerous conditions on their economics.

          Certain Latin American  countries may have managed  currencies  which are maintained at artificial levels to the U.S.  dollar rather than at levels  determined by the market.  This type of system can lead to sudden and large  adjustments in the currency  which,  in turn, can have a disruptive and negative effect on foreign  investors.  Certain  Latin  American  countries  also may  restrict  the free  conversion  of their currency into foreign  currencies,  including the U.S.  dollar.  There is no  significant  foreign  exchange market for certain  currencies  and it would,  as a result,  be  difficult  for the  Portfolio  to engage in foreign  currency  transactions  designed to protect the value of the  Portfolio's  interests in  securities denominated in such currencies.

Illiquid and Restricted Securities:

         Subject to  limitations  discussed  in the  Trust's  Prospectus  under  "Certain  Risk  Factors and
Investment  Methods,"  the  Portfolios  generally  may invest in illiquid  securities.  Illiquid  securities include  securities  subject to contractual  or legal  restrictions  on resale (e.g.,  because they have not been  registered  under the Securities Act of 1933, as amended (the  "Securities  Act")) and securities that are otherwise not readily  marketable (e.g.,  because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been  registered  under the  Securities  Act are  referred to as private  placements  or  restricted  securities  and are  purchased directly from the issuer or in the secondary  market.  Foreign  securities that are freely tradable in their principal markets are not considered to be illiquid.

         Restricted and other  illiquid  securities may be subject to the potential for delays on resale and uncertainty  in  valuation.  A Portfolio  might be unable to dispose of illiquid  securities  promptly or at
reasonable  prices  and  might  thereby  experience   difficulty  in  satisfying  redemption  requests  from
shareholders.  A  Portfolio  might  have to  register  restricted  securities  in order to  dispose of them, resulting in additional  expense and delay.  Adverse market  conditions  could impede such a public offering of securities.

         A large  institutional  market  exists for certain  securities  that are not  registered  under the
Securities Act,  including  foreign  securities.  The fact that there are contractual or legal  restrictions on resale to the general  public or to certain  institutions  may not be indicative of the liquidity of such investments.

         Rule 144A  under  the  Securities  Act  allows  such a broader  institutional  trading  market  for securities  otherwise  subject to  restrictions  on resale to the general  public.  Rule 144A  establishes a
"safe harbor" from the registration  requirements of the Securities Act for resales of certain securities to qualified  institutional  buyers. Rule 144A has produced enhanced liquidity for many restricted  securities, and market  liquidity  for such  securities  may continue to expand as a result of this  regulation  and the consequent  existence of the PORTAL  system,  which is an automated  system for the trading,  clearance  and
settlement  of  unregistered   securities  of  domestic  and  foreign  issuers  sponsored  by  the  National
Association of Securities Dealers, Inc.

         Under  guidelines  adopted  by the  Trust's  Board  of  Trustees,  a  Portfolio's  Sub-Advisor  may
determine that  particular  Rule 144A  securities,  and  commercial  paper issued in reliance on the private placement  exemption  from  registration  afforded by Section  4(2) of the  Securities  Act, are liquid even though they are not registered.  A  determination  of whether such a security is liquid or not is a question of fact. In making this  determination,  the Sub-Advisor will consider,  as it deems  appropriate  under the circumstances  and among other  factors:  (1) the frequency of trades and quotes for the  security;  (2) the number of dealers  willing to purchase or sell the security;  (3) the number of other  potential  purchasers of the security;  (4) dealer  undertakings to make a market in the security;  (5) the nature of the security
(e.g., debt or equity, date of maturity,  terms of dividend or interest payments,  and other material terms)
and the nature of the marketplace  trades (e.g.,  the time needed to dispose of the security,  the method of soliciting  offers,  and the  mechanics of  transfer);  and (6) the rating of the security and the financial condition  and  prospects  of the  issuer.  In the case of  commercial  paper,  the  Sub-advisor  will  also determine  that the paper (1) is not traded  flat or in default as to  principal  and  interest,  and (2) is rated in one of the two highest rating categories by at least two Nationally  Recognized  Statistical Rating
Organizations  ("NRSROs")  or, if only one NRSRO rates the security,  by that NRSRO,  or, if the security is unrated, the Sub-advisor determines that it is of equivalent quality.

         Rule 144A  securities and Section 4(2)  commercial  paper that have been deemed liquid as described above will continue to be monitored by the  Sub-advisor  to determine if the security is no longer liquid as the result of changed  conditions.  Investing  in Rule 144A  securities  or Section  4(2)  commercial  paper could have the effect of increasing the amount of a Portfolio's  assets  invested in illiquid  securities if institutional buyers are unwilling to purchase such securities.

Repurchase Agreements:

         As stated in the Prospectus  under "Certain Risk Factors and  Investment  Methods,"  certain of the
Portfolios  may enter into  repurchase  agreements.  In a  repurchase  agreement,  an investor  (such as the
Portfolio)  purchases a security  (known as the  "underlying  security")  from a securities  dealer or bank.
Any  such  dealer  or bank  must be  deemed  creditworthy  by the  Sub-advisor.  At that  time,  the bank or securities  dealer  agrees to  repurchase  the  underlying  security  at a mutually  agreed  upon price on a designated  future date. The repurchase  price may be higher than the purchase price,  the difference  being income to the Portfolio,  or the purchase and repurchase  prices may be the same, with interest at an agreed upon rate due to the Portfolio on  repurchase.  In either case,  the income to the Portfolio  generally will be  unrelated  to the interest  rate on the  underlying  securities.  Repurchase  agreements  must be "fully collateralized,"  in that the market value of the underlying  securities  (including  accrued interest) must at all times be equal to or greater than the  repurchase  price.  Therefore,  a repurchase  agreement can be considered a loan collateralized by the underlying securities.

         Repurchase  agreements  are generally for a short period of time,  often less than a week, and will generally  be used by a  Portfolio  to invest  excess  cash or as part of a  temporary  defensive  strategy.
Repurchase  agreements  that do not  provide  for  payment  within  seven days will be  treated as  illiquid securities.  In the event of a  bankruptcy  or other  default by the seller of a repurchase  agreement,  the
Portfolio  could  experience  both delays in liquidating  the underlying  security and losses.  These losses could result from:  (a) possible  decline in the value of the  underlying  security  while the  Portfolio is seeking to enforce its rights  under the  repurchase  agreement;  (b) possible  reduced  levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Investment Company Securities:

         Each  Portfolio may purchase  securities  of other  investment  companies to the extent  consistent with its  investment  objective  and  policies and subject to the  limitations  of the 1940 Act. A Portfolio will  indirectly bear its  proportionate  share of any management fees and other expenses paid by such other investment companies.

         For example,  a Portfolio may invest in a variety of investment  companies  which seek to track the composition  and  performance  of  specific  indices or a specific  portion of an index.  These  index-based investments  hold  substantially  all of their  assets in  securities  representing  their  specific  index.
Accordingly,  the main risk of investing in index-based  investments is the same as investing in a portfolio of equity  securities  comprising the index. The market prices of index-based  investments will fluctuate in accordance  with both  changes in the  market  value of their  underlying  portfolio  securities  and due to supply  and demand  for the  instruments  on the  exchanges  on which  they are traded  (which may result in their  trading  at a  discount  or  premium  to their net asset  values).  Index-based  investments  may not replicate  exactly the performance of their specified index because of transaction  costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R):  SPDRs,  an acronym for "Standard & Poor's  Depositary  Receipts," are based on the S&P 500
Composite Stock Price Index.  They are issued by the SPDR Trust, a unit  investment  trust that holds shares of substantially  all the companies in the S&P 500 in substantially  the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap  SPDRs(R):  MidCap  SPDRs  are  based on the S&P  MidCap  400  Index.  They are  issued by the
MidCap  SPDR  Trust,  a  unit  investment  trust  that  holds  a  portfolio  of  securities   consisting  of
substantially  all of the common stocks in the S&P MidCap 400 Index in substantially  the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select  Sector  SPDRs(R):  Select  Sector  SPDRs  are  based  on a  particular  sector  or  group  of industries  that are represented by a specified  Select Sector Index within the Standard & Poor's  Composite
Stock  Price  Index.  They are issued by The Select  Sector SPDR Trust,  an open-end  management  investment company with nine  portfolios  that each seeks to closely track the price  performance and dividend yield of a particular Select Sector Index.

         DIAMONDS(SM):  DIAMONDS  are  based on the Dow Jones  Industrial  Average(SM).  They are  issued by the DIAMONDS  Trust, a unit  investment  trust that holds a portfolio of all the component  common stocks of the Dow Jones  Industrial  Average and seeks to closely track the price  performance  and dividend  yield of the Dow.

         Nasdaq-100  Shares:  Nasdaq-100  Shares are based on the  Nasdaq 100 Index.  They are issued by the
Nasdaq-100  Trust, a unit investment  trust that holds a portfolio  consisting of  substantially  all of the securities,  in substantially the same weighting,  as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBs(SM):  WEBs, an acronym for "World Equity Benchmark  Shares," are based on 17  country-specific
Morgan Stanley  Capital  International  Indexes.  They are issued by the WEBs Index Fund,  Inc., an open-end management  investment  company that seeks to generally  correspond to the price and yield  performance of a specific Morgan Stanley Capital International Index.

Securities Lending:

         The Trust has made  arrangements for certain  Portfolios to lend securities.  While a Portfolio may earn additional income from lending securities,  such activity is incidental to the investment  objective of the Portfolio.  In addition to the  compensation  payable by borrowers under  securities  loans, a Portfolio would  also  earn  income  from the  investment  of cash  collateral  for such  loans.  Any cash  collateral received by a Portfolio  in  connection  with such loans  normally  will be invested in  high-quality  money market  securities.  However,  any losses resulting from the investment of cash collateral would be borne by the lending  Portfolio.  There is no assurance that  collateral for loaned  securities will be sufficient to provide for recovery of interest,  dividends,  or other  distributions  paid in respect of loaned securities and not  received by a Portfolio or to pay all  expenses  incurred by a Portfolio in arranging  the loans or in exercising rights in the collateral in the event that loaned securities are not returned.

PORTFOLIO TURNOVER:

         High turnover involves correspondingly greater brokerage commissions and other transaction costs.  Portfolio turnover information can be found in the Trust's Prospectus under "Financial Highlights"
and "Portfolio Turnover."

                                     TO BE PROVIDED BY FUTURE AMENDMENT

         The policy of the AST Money Market  Portfolio of investing only in securities  maturing 397 days or less  from the date of  acquisition  or  purchased  pursuant  to  repurchase  agreements  that  provide  for repurchase  by the  seller  within 397 days from the date of  acquisition  will  result in a high  portfolio turnover rate.

ORGANIZATION AND MANAGEMENT OF THE TRUST:

         The Trust is a managed,  open-end  investment company organized as a Massachusetts  business trust, whose separate  Portfolios are diversified,  unless otherwise  indicated.  As of the date of this Statement, forty-three  Portfolios  are  available.  The  Trust  may  offer  additional  Portfolios  with  a  range  of investment  objectives that Participating  Insurance  Companies may consider suitable for variable annuities and variable life insurance  policies or that may be considered  suitable for Qualified  Plans.  The Trust's current  approach to achieving this goal is to seek to have multiple  organizations  unaffiliated  with each other be  responsible  for conducting the investment  programs for the  Portfolios.  Each such  organization would be responsible for the Portfolio or Portfolios to which such organization's expertise is best suited.

         Formerly,  the Trust was known as the Henderson  International Growth Fund, which consisted of only one Portfolio.  The Investment Manager was Henderson  International,  Inc.  Shareholders of what was, at the time, the Henderson  International  Growth Fund,  approved certain changes in a meeting held April 17, 1992.
These changes included engagement of a new Investment  Manager,  engagement of a Sub-advisor and election of new Trustees.  Subsequent  to that meeting,  the new Trustees  adopted a number of  resolutions,  including, but not limited to,  resolutions  renaming the Trust.  Since that time the Trustees have adopted a number of resolutions,  including,  but not  limited  to,  making  new  Portfolios  available  and  adopting  forms of
Investment  Management  Agreements and Sub-advisory  Agreements between the Investment Manager and the Trust and the Investment Manager and each Sub-advisor, respectively.

         American  Skandia  Life  Assurance  Corporation,  a  Participating  Insurance  Company,  is  also a wholly-owned  subsidiary  of American  Skandia,  Incorporated.  Certain  officers of the Trust are  officers and/or  directors  of one or more  of the  following  companies:  ASISI,  American  Skandia  Life  Assurance
Corporation,  American Skandia  Marketing,  Incorporated  (the principal  underwriter for various  annuities
deemed  to  be  securities  for  American  Skandia  Life  Assurance   Corporation)  and  American   Skandia,
Incorporated.

         ASISI,  a Connecticut  corporation  organized in 1991, is registered as an investment  adviser with the SEC.  Prior to April 7, 1995, ASISI was known as American Skandia Life Investment Management, Inc.

         The Trustees and officers of the Trust and their  principal  occupations  are listed below.  Unless otherwise  indicated,  the address of each Trustee and executive  officer is One Corporate  Drive,  Shelton,
Connecticut 06484:

Independent Trustees:

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
                                                                                                               Number of
                                                                                                          Portfolios in Fund
                                          Length of Time                                                   Complex Overseen
                                             Served(1)                                                            by
Name, Age and Address          Position                    Principal Occupation During Past 5 Years        Trustee/Director*
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------ ---------- ---------------- ---------------------------------------------- --------------------

David E. A. Carson              Trustee    Trustee since   Director (January 2000 to present)                     69
(67)                                        April, 1992    Chairman (January 1999 to December 1999)
People's Bank                                              Chairman and Chief Executive Officer
1 Financial Plaza, Second                                  (January 1998 to December 1998)
Floor                                                      President, Chairman and Chief Executive
Hartford, Connecticut 06103                                Officer (1983 to December 1997)
                                                           People's Bank

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Carson has served as a Director of United Illuminating, a utility company, since May 1993.
He has also served as a Trustee of Mass Mutual Institutional Funds, a mutual fund company, since 1996.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Julian A. Lerner                Trustee    Trustee since   Retired since 1995                                     69
(77)                                      November, 1996   Senior Vice President and Portfolio Manager
12850 Spurling Road Suite 208                              (1986 to 1995)
Dallas, Texas 75230                                        AIM Charter Fund and AIM Summit Fund

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Lerner served a Director of the Idex Funds, a mutual fund company, from March 1996 until
December 1999.  He served as a Director of Atlas Assets Inc., a mutual fund company, from November 1997 until March 1999.
He also served as a Trustee of Atlas Insurance Company Trust, a mutual fund company, from November 1997 until March 1999.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
Thomas M. O'Brien               Trustee    Trustee since   President and Chief Executive Officer                  69
(51)                                        April, 1992    May 2000 to present
Atlantic Bank of New York                                  Atlantic Bank of New York
960 Avenue of the Americas
New York, NY 10001                                         Vice Chairman
                                                           January 1997 to April 2000
                                                           North Fork Bank

                                                           President and Chief Executive Officer:
                                                           December 1984 to December 1996
                                                           North Side Savings Bank

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. O'Brien served as a Director of North Fork Bank, a bank, from December 1996 until May 2000.
He has also served as a Director of Atlantic Bank of New York, a bank, since May 2000.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
John A. Pileski                 Trustee    Trustee since   Retired since June 2000                                69
(62)                                      February, 2001
43 Quaquanantuck Lane                                      Tax Partner
Quogue, NY 11959                                           (January 1995 to June 2000)
                                                           KPMG, LLP

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  Mr. Pileski has served as a Director of New York Community Bank since [insert].  He has also served as a Director of Queens Museum since [insert].  He has also served as a Director of Surf Club and Quogue, Inc. since
[insert].
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
F. Don Schwartz                 Trustee    Trustee since   Management Consultant                                  69
(66)                                        April, 1992    (April 1985 to present)
6 Sugan Close Drive
New Hope, PA 18938

------------------------------ ---------- ---------------- ---------------------------------------------- --------------------
------------------------------------------------------------------------------------------------------------------------------
Other Directorships Held:  None
------------------------------------------------------------------------------------------------------------------------------

Interested Trustees and Trust Officers:

------------------------------ ----------- --------------- -------------------------- ----------------------------------------

                                                           Number of Portfolios in
                                             Length of     Fund Complex Overseen by
                                           Time Served(1)  Trustee/Director*
Name, Age and Address           Position                                                     Other Directorships Held
------------------------------ ----------- --------------- -------------------------- ----------------------------------------
------------------------------ ----------- --------------- -------------------------- ----------------------------------------

John Birch                     Vice        Vice                       N/A                              None
(51)                           President   President
                                           since    April
                                           1998

------------------------------ ----------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Birch has served as Senior Vice President and Chief Operating Officer of
American Skandia Investment Services, Incorporated ("ASISI") since December 1997.  He served as Executive Vice President and
Chief Operating Officer of International Fund Administration from August 1996 until October 1997.  Prior to that, Mr. Birch served as Senior Vice President and Chief Administrative Officer Gabelli Funds, Inc. from March 1995 until August 1996.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ----------- --------------- -------------------------- ----------------------------------------
Richard G. Davy, Jr.           Treasurer   Treasurer
(52)                                       since    March             N/A                              None
                                           1995
------------------------------ ----------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:   Mr. Davy has served as Vice President of ASISI since June 1997.  Prior to that, he served as Controller of ASISI from September 1994 until June 1997.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ----------- --------------- -------------------------- ----------------------------------------
Wade A. Dokken                 President   President                                       Director of American Skandia,
(41)                                       since    June,             N/A                      Incorporated ("ASI")
                                           2001
------------------------------ ----------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Dokken has served as President and Chief Executive Officer of ASI since May
2000.  He served as Executive Vice President and Chief Operating Officer of ASI from December 1999 until May 2000.  Prior to that, he served as Deputy Chief Executive Officer of ASI from December 1997 to December 1999.  Prior to that, he served as
Executive Vice President and Chief Marketing Officer of ASI from March 1995 until December 1997.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ----------- --------------- -------------------------- ----------------------------------------
Edward P. Macdonald            Secretary   Secretary
(34)                                       since                      N/A                              None
                                           November 2000
------------------------------ ----------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Macdonald served as Senior Counsel, Securities, Counsel and Senior Associate
Counsel of ASI since April 1999.  Prior to that, he was Branch Chief, Senior Counsel and Attorney at the U.S. Securities and
Exchange Commission from October 1994 to April 1999.
------------------------------------------------------------------------------------------------------------------------------

------------------------------ ----------- --------------- -------------------------- ----------------------------------------
Thomas M. Mazzaferro**         Trustee     Trustee  since             69                 Director of American Skandia Life
(48)                                       April 2000                                    Assurance Corporation ("ASLAC"),
------------------------------ ----------- --------------- -------------------------- ----------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Principal Occupation During Past 5 Years:  Mr. Mazzaferro has served as Executive Vice President and
Chief Financial Officer of ASLAC since April 1988.
------------------------------------------------------------------------------------------------------------------------------
* The Trustees are  responsible  for overseeing all 43 Portfolios  included in the Trust,  as well as the 29
Funds included in American  Skandia Advisor Funds,  Inc. and the 5 Portfolios in the American Skandia Master
Trust, all of which are investment companies managed by the Investment Manager.

** Indicates a Trustee of the Trust who is an  "interested  person" within the meaning set forth in the 1940
Act.  Mr.  Mazzaferro  is deemed  "interested"  by virtue of his serving as an officer  and  Director of the
Investment Manager.

(1) All of the officers and  Trustees of the Trust  listed  above serve in similar  capacities  for American
Skandia Advisor Funds,  Inc.,  and/or  American  Skandia Master Trust,  which are also investment  companies managed by the Investment Manager.

(2)  Unless  otherwise  indicated,  each  officer  and  Trustee  listed  above  has held  his/her  principal occupation  for at least the last five years.  In addition to the  principal  occupations  noted above,  the following  officers  and Trustees of the Trust hold  various  positions  with  American  Skandia  Investment
Services,  Incorporated  ("ASISI"),  the Trust's Investment Manager, and its affiliates,  including American
Skandia Advisory Services, Inc. ("ASASI"),  American Skandia Life Assurance Corporation ("ASLAC"),  American
Skandia Fund Services,  Inc. ("ASFS") American Skandia  Marketing,  Incorporated  ("ASM"),  American Skandia
Information Services and Technology  Corporation  ("ASIST") or American Skandia,  Incorporated  ("ASI"): Mr.
Birch also  serves as Senior  Vice  President  and Chief  Operating  Officer  of ASISI and as a Senior  Vice
President  of ASI.  Mr.  Dokken  also  serves  as Chief  Executive  Officer  of ASISI,  President  and Chief
Executive  Officer of ASASI,  ASLAC,  ASFS,  ASI and ASIST and as a Director  of ASI.  Mr.  Mazzaferro  also serves as Executive Vice  President,  Chief Financial  Officer and a Director of ASI, ASLAC,  ASM, ASIST and
ASFS, as President, Chief Financial Officer and a Director of ASLAC.

         The  overall  management  of the  business  and  affairs  of the Trust is vested  with the Board of
Trustees.  The Board of  Trustees  approves  all  significant  agreements  between  the Trust and persons or companies  furnishing  services to the Trust,  including the Trust's agreements with the Investment Manager,
Administrator,  Custodian  and Transfer  and  Shareholder  Servicing  Agent and the  agreements  between the
Investment  Manager and each  Sub-advisor.  The  day-to-day  operations  of the Trust are  delegated  to the
Trust's  officers  subject always to the investment  objectives and policies of the Trust and to the general supervision  of the Board of  Trustees.  Each Trustee  will serve until that  person's  successor is elected and qualified.

         Nominating  and  Governance   Committee.   The  Nominating  and  Governance  Committee  shall  make
nominations  for  Independent  Trustee  membership on the Board of Trustees.  The members of the  Nominating and Governance Committee include David E. A. Carson,  Julian A. Lerner (Chairman),  Thomas M. O'Brien,  John
A. Pileski and F. Don  Schwartz.  In 2001,  the  Committee  met on February 13, 2001 and April 9, 2001.  The
Committee currently does not consider nominees recommended by security holders.

         Audit  Committee.  The  Audit  Committee  shall  recommend  to the full  Board  the  engagement  or discharge of the Trust's  independent  accountants;  directing  investigations into matters within the scope of the  independent  accountants'  duties,  reviewing with the  independent  accountants  the audit plan and results of the audit, approving  professional services provided by the independent  accountants prior to the performance of such services,  reviewing the  independence  of the  independent  accountants and considering the range of audit and  non-audit  fees.  The  members of the Audit  Committee  include  David E. A.  Carson
(Chairman),  Julian A. Lerner,  Thomas M. O'Brien,  John A. Pileski and F. Don Schwartz.  In 2001, the Audit
Committee met on April 9, 2001, June 26, 2001 and October 4, 2001.

The dollar range of equity securities beneficially owned by the Trustees of the Trust are listed below:

---------------------------------- ------------------------------------------ ------------------------------------------------

                                                                              Aggregate Dollar Range of Equity Securities in
                                   Dollar Range of Equity Securities in the      All Funds Overseen by the Trustee in the
Name of Trustee                        Fund and Each Series of the Trust                 American Skandia Complex
---------------------------------- ------------------------------------------ ------------------------------------------------
---------------------------------- ------------------- ---------------------- ------------------------------------------------
David E. A. Carson                       Insert               Insert
                                                                                                  Insert
---------------------------------- ------------------- ---------------------- ------------------------------------------------
---------------------------------- ------------------- ---------------------- ------------------------------------------------

Julian A. Lerner                         Insert               Insert
                                                                                                  Insert
---------------------------------- ------------------- ---------------------- ------------------------------------------------
---------------------------------- ------------------- ---------------------- ------------------------------------------------
                                         Insert               Insert                              Insert
Thomas M. O'Brien

---------------------------------- ------------------- ---------------------- ------------------------------------------------
---------------------------------- ------------------- ---------------------- ------------------------------------------------
Thomas M. Mazzaferro
                                         Insert               Insert                              Insert

---------------------------------- ------------------- ---------------------- ------------------------------------------------
---------------------------------- ------------------- ---------------------- ------------------------------------------------
John A. Pileski                          Insert               Insert                              Insert

---------------------------------- ------------------- ---------------------- ------------------------------------------------
---------------------------------- ------------------- ---------------------- ------------------------------------------------
F. Don Schwartz                          Insert               Insert                              Insert

---------------------------------- ------------------- ---------------------- ------------------------------------------------

         During the past fiscal year,  the Trustees  considered  and approved  each  Portfolio's  investment management and  sub-advisory  agreement with ASISI and its  Sub-advisors,  individually.  In connection with each of these reviews,  the Trustees,  with the advice and assistance of independent  counsel and counsel to the Portfolios,  received and considered  information and reports relating to the nature,  quality and scope of the services  provided to the Portfolios by ASISI and its affiliates,  as well as each  Sub-advisor.  The
Trustees,  in each  case,  considered  the level of and the  reasonableness  of the fees  charged  for these services,  together with comparative fee and expense information showing,  among other things, the fees paid for advisory,  administrative,  transfer  agency,  and  shareholder  services and the total expense ratio of each Portfolio of the Trust relative to its peer group of mutual funds.

In addition, the Trustees considered, among other factors:

o        the effect of the  investment  advisory  fee and  portfolio  administration  fee  structure  on the expense ratio of each Portfolio of the Trust;

o        the effect of the  investment  advisory  fee and  portfolio  administration  fee  structure  on the nature or level of services to be provided to each Portfolio of the Trust;

o        the investment performance of each Portfolio of the Trust;

o        information on the investment  performance,  advisory fees,  administration fees and expense ratios of other investment companies managed by ASISI;

o        information on the investment  performance,  advisory fees,  administration fees and expense ratios of other  investment  companies not advised by ASISI or the  Sub-advisors  but believed to be generally comparable in its investment objectives and size to each Portfolio of the Trust; and

o        the continuing need of ASISI and each  Sub-advisor to retain and attract  qualified  investment and service professionals to serve the Trust and each Portfolio in an increasingly competitive industry.

         The Trustees  also  considered  various  improvements  and upgrades in  shareholder  services  made during the year,  financial  information  about ASISI's costs,  an analysis of historical  profitability  of each Portfolio,  and the importance of supporting  quality,  long-term service by ASISI and the Sub-advisors to help achieve solid investment performance.

         Based on all the  factors  described  above and such other  considerations  and  information  as it deemed relevant to its decision,  the Trustees  determined  that the approval of each investment  management and  sub-advisory  agreement was in the best  interests of each Portfolio and its  shareholders  and on that basis approved these agreements.

         The  Trustees  and  officers  of the Trust who are  affiliates  of the  Investment  Manager  do not receive  compensation  directly from the Trust for serving in such capacities.  However,  those officers and
Trustees of the Trust who are affiliated with the Investment  Manager may receive  remuneration  indirectly, as the  Investment  Manager  will  receive  fees from the Trust for the  services it  provides.  Each of the other  Trustees  receives  annual and per meeting  fees paid by the Trust plus  expenses for each meeting of the Board and of  shareholders  which he attends.  Compensation  received during the year ended December 31,
2001 by the Trustees who are not affiliates of the Investment Manager was as follows:

                                                                                                     Total Compensation from
Name of Trustee           -----------------------   Pension or Retirement      Estimated Annual        Registrant and Fund
                          Aggregate Compensation     Benefits Accrued as         Benefits Upon               Complex
                                   from             Part of Fund Expenses         Retirement            Paid to Trustee(1)
                                Registrant
-------------------------                          ------------------------ ------------------------ -------------------------

David E. A. Carson               $[insert]                $[insert]                $[insert]                $[insert]
Julian A. Lerner                  [insert]                 [insert]                 [insert]                 [insert]
Thomas M. O'Brien                 [insert](2)              [insert](2)              [insert](2)              [insert] (2)
John A Pileski                    [insert]                 [insert]                 [insert]                 [insert]
F. Don Schwartz                   [insert]                 [insert]                 [insert]                 [insert]

(1)      As of the date of this  Statement,  the "Fund  Complex"  consisted of the Trust,  American  Skandia
     Advisor Funds, Inc. ("ASAF"), and American Skandia Master Trust ("ASMT").
(2)  Mr. O'Brien deferred payment of this  compensation.  The total value of all deferred  compensation,  as of December 31, 2001,  was $[insert]  from the  Registrant  and $[insert]  from the Registrant and Fund
     Complex.

         The Trust does not offer pension or retirement benefits to its Trustees.

         Under the terms of the  Massachusetts  General  Corporation Law, the Trust may indemnify any person who  was or is a  Trustee,  officer  or  employee  of the  Trust  to the  maximum  extent  permitted  by the
Massachusetts General Corporation Law; provided,  however, that any such indemnification  (unless ordered by a court)  shall be made by the Trust only as  authorized  in the  specific  case upon a  determination  that indemnification  of such persons is proper in the  circumstances.  Such  determination  shall be made (i) by the  Board  of  Trustees,  by a  majority  vote of a quorum  which  consists  of  Trustees  who are  neither
"interested  persons"  of the Trust as defined in Section  2(a)(19)  of the 1940 Act (the "1940  Act"),  nor
parties  to the  proceeding,  or (ii) if the  required  quorum  is not  obtainable  or if a  quorum  of such
Trustees  so  directs  by  independent  legal  counsel  in a written  opinion.  No  indemnification  will be provided  by the  Trust to any  Trustee  or  officer  of the  Trust  for any  liability  to the Trust or its shareholders  to which he or she would  otherwise  be subject by reason of willful  misfeasance,  bad faith, gross negligence or reckless disregard of duty.

         Codes of Ethics.  The Trust, its Investment  Manager,  its Distributor and the Sub-advisors for the
Portfolios  of the Trust have adopted  codes of ethics  under rule 17j-1 of the 1940 Act.  While these codes contain  provisions  reasonably  necessary  to  prevent  personnel  subject to the codes  from  engaging  in unlawful  conduct,  they do not  prohibit  investments  in  securities,  including  securities  that  may be purchased or held by the Trust's Portfolios, by such personnel.

INVESTMENT ADVISORY AND OTHER SERVICES:

         Investment  Advisory  Services:  The Trust has entered into investment  management  agreements with the  Investment  Manager (the  "Management  Agreements").  The Investment  Manager  furnishes each Portfolio with  investment  advice and certain  administrative  services  with respect to the  applicable  Portfolio's assets  subject to the  supervision of the Board of Trustees and in conformity  with the stated  policies of the applicable  Portfolio.  The Investment  Manager has engaged the Sub-advisors  noted on the cover of this
Statement to conduct the various  investment  programs of each Portfolio  pursuant to separate  sub-advisory agreements with the Investment Manager.

         Under the terms of the Management  Agreements,  the Investment Manager  furnishes,  at its expense, such  personnel  as is  required  by each  Portfolio  for the proper  conduct of its affairs and engages the
Sub-advisors to conduct the investment programs pursuant to the Investment  Manager's  obligations under the
Management  Agreements.  The  Investment  Manager,  not  the  Trust,  is  responsible  for the  expenses  of conducting  the investment  programs.  The  Sub-advisor  is  responsible  for the expenses of conducting the investment  programs in relation to the applicable  Portfolio  pursuant to agreements between the Investment
Manager and each  Sub-advisor.  Each  Portfolio  pays all of its other  expenses,  including but not limited to,  brokerage  commissions,  legal,  auditing,  taxes or  governmental  fees,  the cost of preparing  share certificates,  custodian,  depositary,  transfer and shareholder  servicing agent costs,  expenses of issue, sale,  redemption  and  repurchase  of shares,  expenses  of  registering  and  qualifying  shares for sale, insurance  premiums on property or personnel  (including  officers and Trustees if  available)  of the Trust which inure to its benefit,  expenses  relating to Trustee and shareholder  meetings,  the cost of preparing and distributing  reports and notices to shareholders,  the fees and other expenses incurred by the Trust in connection  with  membership  in  investment  company  organizations  and the  cost of  printing  copies  of prospectuses  and statements of additional  information  distributed to shareholders.  Expenses  incurred by the Trust not directly  attributable  to any specific  Portfolio or Portfolios are allocated on the basis of the net assets of the respective Portfolios.

         Under the terms of the  Management  Agreements,  the  Investment  Manager  is  permitted  to render services  to others.  The  Management  Agreements  provide  that  neither  the  Investment  Manager  nor its personnel  shall be liable for any error of  judgment  or mistake of law or for any act or  omission  in the administration  or management of the applicable  Portfolios,  except for willful  misfeasance,  bad faith or gross  negligence  in the  performance  of its or their duties or by reason of reckless  disregard of its or their obligations and duties under the Management Agreements.

The  Investment  Management  fees  payable by each  Portfolio  to the  Investment  Manager  are as  follows.
Investment  Management  fees are payable  monthly and are accrued daily for purposes of determining  the net asset values of the Portfolios.

         AST  Scudder  Japan  Portfolio:  An annual  rate of 1.0% of the  average  daily  net  assets of the
Portfolio.

         AST  Strong  International  Equity  Portfolio:  An  annual  rate of 1.0% of the  average  daily net assets of the  Portfolio  not in excess of $75  million;  plus  .85% of the  Portfolio's  average  daily net assets over $75 million.

         AST Janus  Overseas  Growth  Portfolio:  An annual rate of 1.0% of the average  daily net assets of the Portfolio.

         AST American Century  International  Growth Portfolio:  An annual rate of 1.0% of the average daily net assets of the Portfolio.

         AST DeAM  International  Equity  Portfolio:  An  annual  rate of insert  of the  average  daily net assets  of the  Portfolio.  Prior  to May 1,  2002,  the  Investment  Manager  had  engaged  Founders  Asset
Management  LLC as  Sub-advisor  for the  Portfolio,  for a total  Investment  Management fee of 1.0% of the average daily net assets of the Portfolio.

         AST MFS Global Equity Portfolio:   An annual  rate of 1.0% of the  average  daily net assets of the
Portfolio.

         AST PBHG  Small-Cap  Growth  Portfolio:  An annual rate of .90% of the average  daily net assets of the Portfolio.

         AST DeAM  Small-Cap  Growth  Portfolio:  An annual rate of .95% of the portion of the average daily net assets of the  Portfolio  not in excess of $1  billion;  plus .90% of the portion of the net assets over
$1 billion.

         AST  Federated  Aggressive  Growth  Portfolio:  An  annual  rate of .95% of the  average  daily net assets of the Portfolio.

         AST Goldman  Sachs  Small-Cap  Value  Portfolio:  An annual  rate of .95% of the average  daily net assets of the Portfolio.

         AST Gabelli  Small-Cap Value  Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST DeAM  Small-Cap  Value  Portfolio:  An annual rate of .95% of the  average  daily net assets of the Portfolio.

         AST Janus  Mid-Cap  Growth  Portfolio:  An annual rate of 1.0% of the  average  daily net assets of the Portfolio.

         AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio:  An annual  rate of .90% of the  portion of the average daily net assets of the  Portfolio not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to May 1, 1998, the Investment  Manager had engaged Berger  Associates,  Inc.
as Sub-advisor for the Portfolio  (formerly,  the Berger Capital Growth  Portfolio),  for a total Investment
Management fee of .75% of the average daily net assets of the Portfolio.

         AST  Neuberger  Berman  Mid-Cap  Value  Portfolio:  An annual  rate of .90% of the  portion  of the average daily net assets of the  Portfolio not in excess of $1 billion;  plus .85% of the portion of the net assets over $1 billion.  Prior to May 1, 1998,  the  Investment  Manager  had engaged  Federated  Investment
Counseling as  Sub-advisor  for the Portfolio  (formerly,  the Federated  Utility Income  Portfolio),  for a total  Investment  Management  fee equal to .75% of the first $50 million of the average daily net assets of the Portfolio; plus .60% of the Portfolio's average daily net assets in excess of $50 million.

         AST Alger  All-Cap  Growth  Portfolio:  An annual rate of .95% of the  average  daily net assets of the Portfolio.

         AST Gabelli  All-Cap  Value  Portfolio:  An annual rate of .95% of the average  daily net assets of the Portfolio.

         AST  Kinetics  Internet  Portfolio:  An annual rate of 1.0% of the average  daily net assets of the
Portfolio.

         AST T. Rowe Price  Natural  Resources  Portfolio:  An annual rate of .90% of the average  daily net assets of the Portfolio.

         AST  Alliance  Growth  Portfolio:  An annual rate of .90% of the  portion of the average  daily net assets of the  Portfolio  not in excess of $1  billion;  plus .85% of the  portion of the net assets over $1 billion.  Prior to January  1, 1999,  the  Investment  Manager  had  engaged  Robertson,  Stephens & Company
Investment  Management,  L.P. as Sub-advisor  for the Portfolio,  for a total  Investment  Management fee of
1.0% of the average daily net assets of the Portfolio.

         AST MFS Growth Portfolio: An annual rate of .90% of the average daily net assets of the Portfolio.

         AST Marsico  Capital  Growth  Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST  JanCap  Growth  Portfolio:  An annual  rate of .90% of the  average  daily  net  assets of the
Portfolio.

         AST DeAM  Large-Cap  Growth  Portfolio:  An annual rate of .85% of the average  daily net assets of the Portfolio.

         AST DeAM  Large-Cap  Value  Portfolio:  An annual rate of .85% of the  average  daily net assets of the  Portfolio.  Prior to May 1, 2002,  the  Investment  Manager had engaged  Janus Capital  Corporation  as
Sub-advisor  for the  Portfolio,  for a total  Investment  Management  fee of 1.0% of the average  daily net assets of the Portfolio.

         AST  Alliance/Bernstein  Growth + Value Portfolio:  An annual rate of .90% of the average daily net assets of the Portfolio.

         AST  Sanford  Bernstein  Core Value  Portfolio:  An annual  rate of .75% of the  average  daily net assets of the Portfolio.

         AST Cohen & Steers  Realty  Portfolio:  An annual rate of 1.0% of the  average  daily net assets of the Portfolio.

         AST Sanford  Bernstein  Managed  Index 500  Portfolio:  An annual rate of .60% of the average daily net assets of the Portfolio.

         AST American  Century  Income & Growth  Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST Alliance  Growth and Income  Portfolio:  An annual rate of .75% of the average daily net assets of the Portfolio.

         AST MFS Growth with  Income  Portfolio:  An annual rate of .90% of the average  daily net assets of the Portfolio.

         AST INVESCO  Equity  Income  Portfolio:  An annual rate of .75% of the average  daily net assets of the Portfolio.

         AST DeAM Global Asset  Portfolio:  An annual rate of insert of the average  daily net assets of the
Portfolio.  Prior to May 1, 2002,  the  Investment  Manager  had engaged A I M Capital  Management,  Inc. as
Sub-advisor for the Portfolio for a total  Investment  Management fee equal to an annual rate of .75% of the average  daily net  assets of the  Portfolio  not in excess of $300  million;  plus .70% of the  Portfolio's average daily net assets in excess of $300 million.

         AST American  Century  Strategic  Balanced  Portfolio:  An annual rate of .85% of the average daily net assets of the Portfolio.

         AST T. Rowe Price Asset  Allocation  Portfolio:  An annual  rate of .85% of the  average  daily net assets of the Portfolio.

         AST T. Rowe Price  Global Bond  Portfolio:  An annual rate of .80% of the average  daily net assets of the Portfolio.

         AST  Federated  High Yield  Portfolio:  An annual rate of .75% of the  average  daily net assets of the Portfolio.

         AST Lord Abbett  Bond-Debenture  Portfolio:  An annual rate of .80% of the average daily net assets of the Portfolio.

         AST DeAM  Bond  Portfolio:  An  annual  rate of  insert  of the  average  daily  net  assets of the
Portfolio.

         AST PIMCO Total Return Bond  Portfolio:  An annual rate of .65% of the average  daily net assets of the Portfolio.

         AST PIMCO  Limited  Maturity  Bond  Portfolio:  An  annual  rate of .65% of the  average  daily net assets of the Portfolio.

         AST  Money  Market  Portfolio:  An  annual  rate of .50% of the  average  daily  net  assets of the
Portfolio.  The  Investment  Manager has  voluntarily  agreed to waive a portion of its fee equal to .05% of the  average  daily net assets of the  Portfolio.  The  Investment  Manager  may  terminate  this  voluntary agreement at any time after April 30, 2003.

         The Investment  Manager has  voluntarily  agreed to waive a portion of its fee equal to .05% of the average  daily net assets in excess of $1 billion of the following  Portfolios:  AST Janus  Overseas  Growth
Portfolio,  AST PBHG Small-Cap Growth  Portfolio,  AST Marsico Capital Growth  Portfolio,  AST JanCap Growth
Portfolio,  AST Alliance Growth and Income  Portfolio,  AST INVESCO Equity Income  Portfolio,  and AST PIMCO
Total Return Bond Portfolio.  The Investment  Manager has  voluntarily  agreed to waive a portion of its fee equal to .10% of the average daily net assets for the AST DeAM  Large-Cap  Value  Portfolio and the AST DeAM
Large-Cap  Growth  Portfolio.  The Investment  Manager has voluntarily  agreed to waive a portion of its fee equal to .15% of the average daily net assets for the AST DeAM  Small-Cap  Value  Portfolio.  The Investment
Manager may terminate these voluntary agreements at any time after April 30, 2003.

The  investment  management  fee paid for each of the past three  fiscal  years by each  Portfolio  that was publicly offered prior to January 2002 was as follows:

                                                                            Investment Management Fees
                                                ------------------------- -------------------------- ---------------------------
                                                                    1999                       2000                        2001
                                                ------------------------- -------------------------- ---------------------------
AST Scudder Japan                                                      0                      7,223                    [insert]
AST Strong International Equity                                4,695,735                  6,275,789                    [insert]
AST Janus Overseas Growth                                      8,284,493                 15,376,284                    [insert]
AST American Century International Growth                        992,423                  2,629,272                    [insert]
AST DeAM International Equity                                  1,222,849                  3,269,601                    [insert]
AST MFS Global Equity                                              1,645                     94,939                    [insert]
AST PBHG Small-Cap Growth                                      4,980,643                  9,715,081                    [insert]
AST DeAM Small-Cap Growth                                      3,958,710                  8,982,531                    [insert]
AST Federated Aggressive Growth                                        0                      1,028                    [insert]
AST Goldman Sachs Small-Cap Value                                531,717                  1,172,260                    [insert]
AST Gabelli Small-Cap Value                                    2,529,270                  2,644,058                    [insert]
AST Janus Mid-Cap Growth                                               0                    314,191                    [insert]
AST Neuberger Berman Mid-Cap Growth                            2,440,843                  6,409,535                    [insert]
AST Neuberger Berman Mid-Cap Value                             4,969,319                  6,612,407                    [insert]
AST Alger All-Cap Growth                                               0                  1,830,869                    [insert]
AST Gabelli All-Cap Value                                              0                     11,564                    [insert]
AST Kinetics Internet                                                  0                      1,589                    [insert]
AST T. Rowe Price Natural Resources                              847,431                  1,035,364                    [insert]
AST Alliance Growth                                            2,537,033                  4,102,734                    [insert]
AST MFS Growth                                                     3,675                    371,052                    [insert]
AST Marsico Capital Growth                                     9,436,188                 16,163,520                    [insert]
AST JanCap Growth                                             36,922,583                 49,558,070                    [insert]
AST DeAM Large-Cap Value                                               0                      5,278                    [insert]
AST Cohen & Steers Realty                                        494,430                    933,272                    [insert]
AST Sanford Bernstein Managed Index 500                        2,856,541                  4,234,284                    [insert]
AST American Century Income & Growth                           1,854,825                  3,480,798                    [insert]
AST Alliance Growth and Income                                 9,931,237                 11,031,609                    [insert]
AST MFS Growth with Income                                         6,155                    334,180                    [insert]
AST INVESCO Equity Income                                      7,204,789                  8,434,414                    [insert]
AST DeAM Global Asset                                          3,145,086                  4,278,297                    [insert]
AST American Century Strategic Balanced                        1,399,707                  1,881,967                    [insert]
AST T. Rowe Price Asset Allocation                             3,419,374                  3,598,294                    [insert]
AST T. Rowe Price Global Bond                                  1,178,024                  1,044,696                    [insert]
AST Federated High Yield                                       4,761,157                  4,178,156                    [insert]
AST Lord Abbett Bond-Debenture                                         0                      2,471                    [insert]
AST PIMCO Total Return Bond                                    6,473,997                  7,223,767                    [insert]
AST PIMCO Limited Maturity Bond                                2,494,789                  2,530,829                    [insert]
AST Money Market                                               7,174,127                  9,088,801                    [insert]

The  sub-advisory  fee paid by the Investment  Manager to the  Sub-advisors for each such Portfolio for each of the past three fiscal years was as follows:

                                                                            Sub-advisory Fees
                                                -------------------------- -------------------------- --------------------------
                                                                     1999                       2000                       2001
                                                -------------------------- -------------------------- --------------------------
AST Scudder Japan                                                       0                      3,250                   [insert]
AST Strong International Equity(1)                              2,876,419                  3,335,134                   [insert]
AST Janus Overseas Growth                                       4,692,246                  8,317,803                   [insert]
AST American Century International Growth                         688,553                  1,303,908                   [insert]
AST DeAM International Equity(2)                                  711,424                  1,795,026                   [insert]
AST MFS Global Equity                                                 699                     58,018                   [insert]
AST PBHG Small-Cap Growth(3)                                    2,427,349                  4,456,437                   [insert]
AST DeAM Small-Cap Growth(4)                                    1,842,324                  4,002,862                   [insert]
AST Federated Aggressive Growth                                         0                        541                   [insert]
AST Goldman Sachs Small-Cap Value(5)                              279,851                    584,790                   [insert]
AST Gabelli Small-Cap Value(6)                                  1,405,150                  1,175,137                   [insert]
AST Janus Mid-Cap Growth                                                0                    259,208                   [insert]
AST Neuberger Berman Mid-Cap Growth(6)                          1,134,819                  2,898,682                   [insert]
AST Neuberger Berman Mid-Cap Value(7)                           2,754,647                  3,659,113                   [insert]
AST Alger All-Cap Growth                                                0                    772,603                   [insert]
AST Gabelli All-Cap Value                                               0                     30,198                   [insert]
AST Kinetics Internet                                                   0                        636                   [insert]
AST T. Rowe Price Natural Resources                               470,795                    575,202                   [insert]
AST Alliance Growth(7)                                            985,165                  1,756,312                   [insert]
AST MFS Growth                                                      1,633                    164,912                   [insert]
AST Marsico Capital Growth                                      4,718,094                  8,292,452                   [insert]
AST JanCap Growth                                              19,832,544                 23,083,815                   [insert]
AST DeAM Large-Cap Value(8)                                             0                      2,903                   [insert]
AST Cohen & Steers Realty                                         296,658                    545,142                   [insert]
AST Sanford Bernstein Managed Index 500(9)                        738,621                    823,159                   [insert]
AST American Century Income & Growth(10)                        1,062,132                  1,728,399                   [insert]
AST Alliance Growth and Income(11)                              4,991,959                  4,109,231                   [insert]
AST MFS Growth with Income                                          3,180                    148,945                   [insert]
AST INVESCO Equity Income                                       3,462,235                  3,807,575                   [insert]
AST DeAM Global Allocation(12)                                  1,722,543                  2,251,648                   [insert]
AST American Century Strategic Balanced                           766,021                    818,414                   [insert]
AST T. Rowe Price Asset Allocation                              1,093,198                  1,145,822                   [insert]
AST T. Rowe Price Global Bond                                     589,012                    522,348                   [insert]
AST Federated High Yield                                        1,704,552                  1,510,219                   [insert]
AST Lord Abbett Bond-Debenture                                          0                      1,081                   [insert]
AST PIMCO Total Return Bond                                     2,564,999                  2,876,139                   [insert]
AST PIMCO Limited Maturity Bond                                 1,034,534                    995,826                   [insert]
AST Money Market(13)                                            1,492,378                  1,209,010                   [insert]

(1) For  fiscal  year  1999,  $921,003  was  paid  to  Putnam  and  $1,955,416  was  paid  to A I M  Capital
Management,  Inc.  ("AIM"),  the prior  Sub-advisor for the Portfolio.  For fiscal year 2000, the entire fee noted above was paid to AIM.  For fiscal year 2001,  $[insert]  was paid to A I M Capital  Management,  Inc.
and $[insert] was paid to Strong Capital Management, Inc.
(2) For the  fiscal  years  1999,  2000 and 2001,  the  entire fee noted  above was paid to  Founders  Asset
Management LLC, the prior Sub-advisor for the Portfolio.
(3)  For fiscal years 1999 and 2000, the entire fee noted was paid to Janus Capital  Corporation,  the prior
Sub-advisor  for the Portfolio.  For the fiscal year 2001,  $[insert] was paid to Janus Capital  Corporation and $[insert] was paid to Pilgrim Baxter & Associates, Ltd.
(4) For the fiscal years 1999 and 2000, the entire fee noted above was paid to Zurich  Scudder  Investments,
Inc.,  the prior  Sub-advisor  for the  Portfolio.  For the fiscal year 2001,  $[insert]  was paid to Zurich
Scudder Investments, Inc. and $[insert] was paid to Deutsche Asset Management, Inc.
(5) For the fiscal  years 1999 and 2000,  the entire  fee noted  above was paid to Lord,  Abbett & Co.,  the prior  Sub-advisor  for the Portfolio.  For the fiscal year 2001,  $[insert] was paid to Lord,  Abbett & Co.
and $[insert] was paid to Goldman Sachs Asset Management.
(6) For fiscal year 1999,  the entire fee noted above was paid to T. Rowe Price  Associates,  Inc. ("T. Rowe
Price"),  the prior  Sub-advisor  for the  Portfolio.  For fiscal  year 2000,  $968,668  was paid to T. Rowe
Price and $206,469  was paid to GAMCO  Investors,  Inc. For fiscal year 2001,  the entire fee noted was paid to Gamco.
(7) For  fiscal  year  1999,  the  entire  fee was  paid  to  Oppenheimer,  the  prior  Sub-advisor  for the
Portfolio.  For fiscal year 2000,  $469,876  was paid to  Oppenheimer  and  $1,286,436  was paid to Alliance
Capital Management, Inc.  For fiscal year 2001, the entire fee noted was paid to Alliance.
(8) For the  fiscal  years  1999,  2000 and  2001,  the  entire  fee noted  above was paid to Janus  Capital
Corporation, the prior Sub-advisor for the Portfolio.
(9) For fiscal year 1999,  the entire fee noted above was paid to Bankers Trust Company  ("Bankers  Trust"), the prior  Sub-advisor  for the  Portfolio.  For fiscal  year 2000,  $289,101  was paid to Banker  Trust and
$534,058  was paid to Sanford C.  Bernstein & Co. LLC.  For fiscal year 2001,  the entire fee noted was paid to Sanford C. Bernstein.
(10) For  fiscal  year  1999,  $297,067  was  paid to  Putnam  and  $765,065  was paid to  American  Century
Investment  Management,  Inc.  ("American  Century"),  the current the  Sub-advisor  for the Portfolio.  For fiscal years 2000 and 2001, the entire fee noted was paid to American Century.
(11) For the fiscal year 1999,  the entire fee noted above was paid to Lord,  Abbett & Co. ("Lord  Abbett"), the prior  Sub-advisor  for the  Portfolio.  For fiscal  year 2000,  $1,525,780  was paid to Lord Abbett and
$2,583,451  was paid to Alliance  Capital  Management,  Inc. For fiscal year 2001,  the entire fee noted was paid to Alliance.
(12)For fiscal year 1999,  $559,542 was paid to Putnam and $1,163,001 was paid to A I M Capital  Management,
Inc.  ("AIM"),  the current the  Sub-advisor  for the Portfolio.  For fiscal years 2000 and 2001, the entire fee noted was paid to AIM.
(13) For  fiscal  years  1999 and 2000,  the  entire  fee noted  above  was paid to J.P.  Morgan  Investment
Management,  Inc.,  the prior  Sub-advisor  for the Portfolio.  For fiscal year 2001,  $[insert] was paid to
J.P. Morgan Investment, Inc. and $[insert] was paid to Wells Capital Management, Incorporated.

The  Investment  Manager has agreed by the terms of the Management  Agreements for the following  Portfolios of the  Trust to  reimburse  the  Portfolio  for any  fiscal  year in order to  prevent  Portfolio  expenses
(exclusive of taxes,  interest,  brokerage commissions and extraordinary  expenses,  determined by the Trust or the Investment  Manager,  but inclusive of the management  fee) from exceeding a specified  percentage of the Portfolio's average daily net assets, as follows:

         AST Strong International Equity Portfolio:  1.75%

         AST PBHG Small-Cap Growth Portfolio:  1.30%

         AST T. Rowe Price Natural Resources Portfolio:  1.35%

         AST Alliance Growth Portfolio:  1.45%

         AST JanCap Growth  Portfolio:  1.35%.  Commencing  September 4, 1996,  the  Investment  Manager has
voluntarily  agreed to reimburse  certain  operating  expenses in excess of 1.33% for the AST JanCap  Growth
Portfolio.  This voluntary agreement may be terminated by the Investment Manager at any time.

         AST Alliance Growth and Income Portfolio:  1.25%

         AST INVESCO Equity Income Portfolio:  1.20%

         AST T. Rowe Price Asset Allocation Portfolio:  1.25%

         AST T. Rowe Price Global Bond Portfolio:  1.75%

         AST Federated High Yield Portfolio:  1.15%

         AST PIMCO Total Return Bond Portfolio:  1.05%

         AST PIMCO Limited Maturity Bond Portfolio:  1.05%

         AST Money Market  Portfolio:  .65%.  The  Investment  Manager has  voluntarily  agreed to reimburse certain operating  expenses in excess of .60% for the AST Money Market Portfolio.  This voluntary  agreement may be terminated by the Investment Manager at any time after April 30, 2003.

         The Investment  Manager has also voluntarily  agreed to reimburse the other Portfolios of the Trust for any  fiscal  year in order to  prevent  Portfolio  expenses  (exclusive  of taxes,  interest,  brokerage commissions and extraordinary  expenses,  determined by the Trust or the Investment  Manager,  but inclusive of the management fee) from exceeding a specified  percentage of each Portfolio's  average daily net assets, as follows:

         AST Scudder Japan Portfolio:  1.75%

         AST Janus Overseas Growth Portfolio:  1.75%

         AST American Century International Growth Portfolio:  1.75%

         AST DeAM International Equity Portfolio:  insert

         AST MFS Global Equity Portfolio:  1.75%

         AST DeAM Small-Cap Growth Portfolio:  1.35%

         AST DeAM Small-Cap Value Portfolio:  1.15%

         AST Federated Aggressive Growth Portfolio:  1.35%

         AST Goldman Sachs Small-Cap Value Portfolio:  1.35%

         AST Gabelli Small-Cap Value Portfolio:  1.30%

         AST Janus Mid-Cap Growth Portfolio:  1.35%

         AST Neuberger Berman Mid-Cap Value Portfolio:  1.25%

         AST Neuberger Berman Mid-Cap Growth Portfolio:  1.25%

         AST Alger All-Cap Growth Portfolio:  1.45%

         AST Gabelli All-Cap Value Portfolio:  1.45%

         AST Kinetics Internet Portfolio:  1.40%

         AST Marsico Capital Growth Portfolio:  1.35%

         AST DeAM Large-Cap Growth Portfolio:  .99%

         AST MFS Growth Portfolio:  1.35%

         AST American Century Income & Growth Portfolio:  1.25%

         AST MFS Growth with Income Portfolio:  1.35%

         AST DeAM Global Allocation Portfolio:  insert

         AST DeAM Large-Cap Value Portfolio:  99%

         AST Alliance/Bernstein Growth + Value Portfolio:  1.35%

         AST Sanford Bernstein Core Value Portfolio:  1.25%

         AST Sanford Bernstein Managed Index 500 Portfolio:  .80%

         AST Cohen & Steers Realty Portfolio:  1.45%

         AST American Century Strategic Balanced Portfolio:  1.25%

         AST Lord Abbett Bond-Debenture Portfolio:  1.20%

         AST DeAM Bond Portfolio:  insert

         Except with respect to the AST MFS Global Equity  Portfolio,  for which the Investment  Manager has committed to keep the above  limitation in effect until at least April 30, 2003, the Investment  Manager may terminate  the above  voluntary  agreements  at any time.  Voluntary  payments of Portfolio  expenses by the
Investment  Manager are subject to  reimbursement  by the Portfolio at the Investment  Manager's  discretion within the two year  period  following  such  payment to the extent  permissible  under  applicable  law and provided that the Portfolio is able to effect such  reimbursement  and remain in compliance  with applicable expense limitations.

         Each Management  Agreement will continue in effect from year to year,  provided it is approved,  at least  annually,  in the manner  stipulated in the 1940 Act. This  requires that each  Management  Agreement and any renewal be  approved  by a vote of the  majority  of the  Trustees  who are not  parties  thereto or interested  persons of any such party,  cast in person at a meeting  specifically  called for the purpose of voting on such  approval.  Each  Management  Agreement  may be  terminated  without  penalty on sixty  days'
written  notice by vote of a majority of the Board of Trustees or by the Investment  Manager,  or by holders of a majority of the applicable  Portfolio's  outstanding  shares, and will  automatically  terminate in the event of its "assignment" as that term is defined in the 1940 Act.

         Sub-advisory  Agreements:  The  Investment  Manager pays each  Sub-advisor  for the  performance of sub-advisory  services out of its  Investment  Management  fee and at no additional  cost to any  Portfolio.
The fee paid to the Sub-advisors  differs from Portfolio to Portfolio,  reflecting the objectives,  policies and restrictions of each Portfolio and the nature of each  Sub-advisory  Agreement.  Each  Sub-advisor's fee is accrued daily for purposes of  determining  the amount  payable to the  Sub-advisor.  The fees payable to the present Sub-advisors are as follows:

         Zurich Scudder  Investments,  Inc. for the AST Scudder Japan  Portfolio:  An annual rate of .45% of the portion of the average daily net assets not in excess of $500  million;  plus .40% of the portion of the net assets over $500  million  but not in excess of $1  billion;  plus .35% of the portion of the net assets over $1 billion.

         Strong  Capital  Management,  Inc. for the AST Strong  International  Equity  Portfolio:  An annual rate equal to the following  percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the
Sub-advisor  and the  Investment  Manager as being  similar to the  Portfolio  : .45% of the  portion of the combined  average  daily net  assets  not in  excess of $500  million;  plus .40% of the  portion  over $500 million  but not in excess  of $1  billion;  plus .35% of the  portion  in  excess of $1  billion.  Prior to
December 10, 2001,  the Investment  Manager had engaged A I M Capital  Management,  Inc. as Sub-advisor  for the  Portfolio  (formerly  the AST AIM  International  Equity  Portfolio)  for an annual  rate  equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American
Skandia  Advisor Funds,  Inc. that was managed by the  Sub-advisor and identified by the Sub-advisor and the
Investment  Manager as being  similar to the  Portfolio : .55% of the portion of the combined  average daily net assets not in excess of $75 million; plus .45% of the portion in excess of $75 million.

         Janus Capital  Corporation for the AST Janus Overseas Growth  Portfolio:  An annual rate of .65% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .60% of the portion of the net assets over $100 million but not in excess of $500  million;  and .50% of the portion of the net assets over $500 million.  Commencing  July 1, 2001,  Janus Capital  Corporation  has voluntarily agreed  to waive a  portion  of its fee  equal to .50% of the  combined  average  daily  net  assets  of the
Portfolio  and the  corresponding  series of American  Skandia  Advisor  Funds,  Inc. that is managed by the
Sub-advisor  and  identified by the  Investment  Manager and  Sub-advisor as being similar to the Portfolio.
The Sub-advisor may terminate this voluntary agreement at any time.

         American Century  Investment  Management,  Inc. for the AST American Century  International  Growth
Portfolio:  Because of the large amount of assets being  sub-advised for the Investment  Manager by American
Century  Investment  Management,  Inc., the Investment Manager was able to negotiate a reduction to American
Century's  standard  fee  schedule.  Such  reduced fee  schedule  is an annual rate of .45% of the  combined average daily net assets of the Portfolio and the series of American  Skandia  Advisor  Funds,  Inc. that is managed by the Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the Portfolio.

         Massachusetts  Financial  Services  for the AST MFS  Global  Equity  Portfolio:  An annual  rate of
 .425% of average daily net assets of the Portfolio.

         Pilgrim  Baxter & Associates,  Ltd. for the AST PBHG  Small-Cap  Growth  Portfolio:  An annual rate equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the
Sub-advisor  and the  Investment  Manager as being  similar to the  Portfolio  : .50% of the  portion of the combined  average  daily net  assets  not in  excess of $100  million;  plus .45% of the  portion  over $100 million but not in excess of $400  million;  plus .40% of the portion over $400 million but not in excess of
$900  million;  plus .35% of the portion in excess of $900  million.  Between  January 1, 1999 and September
17, 2001, the  Investment  Manager had engaged Janus Capital  Corporation  as  Sub-advisor  for the AST PBHG
Small-Cap Growth Portfolio  (formerly,  the AST Janus Small-Cap Growth Portfolio),  for a total Sub-advisory fee of .50% of the portion of the average  daily net assets of the  Portfolio not in excess of $100 million;
plus .45% of the portion of the net assets over $100  million but not in excess of $500  million;  plus .40%
of the  portion  of the net  assets  over $500  million  but not in excess of $1  billion;  plus .35% of the portion of the net assets  over $1 billion.  Prior to January 1, 1999,  the  Investment  Manager had engaged
Founders Asset Management LLC as Sub-advisor for the Portfolio  (formerly the Founders Capital  Appreciation
Portfolio),  for a total  Sub-advisory  fee of .65% of the  portion of the  average  daily net assets of the
Portfolio  not in excess of $75  million;  plus .60% of the  portion of the net assets  over $75 million but not in excess of $150 million; plus .55% of the portion of the net assets over $150 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Small-Cap  Growth  Portfolio:  An annual rate equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the
Sub-advisor  and the  Investment  Manager as being  similar to the  Portfolio  : .35% of the  portion of the combined  average  daily net  assets  not in  excess of $100  million;  plus .30% of the  portion  over $100 million but not in excess of $300  million;  plus .25% of the portion over $300 million but not in excess of
$500  million;  plus  .20% of the  portion  in excess of $500  million.  Prior to  December  10,  2001,  the
Investment Manager had engaged Zurich Scudder  Investments,  Inc. as Sub-advisor for the Portfolio (formerly the AST Scudder  Small-Cap  Growth  Portfolio) for an annual rate of .50% of the average daily net assets of the Portfolio  not in excess of $100  million;  plus .45% of the portion of the net assets over $100 million but not in excess of $400  million;  plus .40% of the portion of the net assets over $400 million but not in excess of $900 million; plus .35% of the portion of the net assets over $900 million.

         Deutsche Asset Management,  Inc. for the AST DeAM  International  Equity Portfolio:  An annual rate equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the
Sub-advisor  and the  Investment  Manager as being  similar  to the  Portfolio:  .30% of the  portion of the combined  average  daily net  assets  not in  excess of $500  million;  plus .25% of the  portion  over $500 million but not in excess of $1 billion;  plus .20% of the  portion  over $1 billion.  Prior to May 1, 2002, the  Investment  Manager  had  engaged  Founders  Asset  Management  LLC as  Sub-advisor  for the  Portfolio
(formerly the AST Founders  Passport  Portfolio)  for an annual rate of .60% of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .50% of the  portion of the  average  net assets in excess of $100 million.

         Deutsche Asset  Management,  Inc. for the AST DeAM Small-Cap Value Portfolio:  An annual rate equal to the following  percentages of the average daily net assets of the  Portfolio:  .35% of the portion of the combined  average  daily net  assets  not in  excess of $100  million;  plus .30% of the  portion  over $100 million but not in excess of $300  million;  plus .25% of the portion over $300 million but not in excess of
$500 million; plus .20% of the portion in excess of $500 million.

         Deutsche  Asset  Management,  Inc.  for the AST DeAM  Large-Cap  Growth  Portfolio:  An annual rate equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the
Sub-advisor  and the  Investment  Manager as being  similar to the  Portfolio  : .20% of the  portion of the combined  average  daily net  assets  not in  excess of $500  million;  plus .15% of the  portion  over $500 million but not in excess of $1 billion; plus .10% of the portion in excess of $1 billion.

         Deutsche Asset  Management,  Inc. for the AST DeAM Large-Cap Value Portfolio:  An annual rate equal to the  following  percentages  of the combined  average daily net assets of the Portfolio and the series of
American  Skandia  Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment  Manager as being similar to the Portfolio : .20% of the portion of the combined  average daily net  assets not in excess of $500  million;  plus .15% of the  portion  over $500  million  but not in excess  of $1  billion;  plus  .10% of the  portion  in  excess of $1  billion.  Prior to May 1,  2002,  the
Investment  Manager had engaged Janus Capital  Corporation  as Sub-advisor  for the Portfolio  (formerly the
AST Janus  Strategic  Value  Portfolio)  for an annual rate of .55% of the  average  daily net assets of the
Portfolio  not in excess of $100  million;  plus .50% of the  portion of the average net assets in excess of
$100  million  but not in excess of $500  million;  plus .45% of the  portion  of the net  assets  over $500 million but not in excess of $2 billion; plus .40% of the portion of the net assets over.

         Federated  Investment  Counseling  for the AST Federated  Aggressive  Growth  Portfolio:  An annual rate of .50% of the  portion of the  average  daily net assets not in excess of $100  million;  plus .45% of the  portion  of the net  assets  over $100  million  but not in excess  of $400  million;  plus .40% of the portion of the net assets over $400 million but not in excess of $900  million;  plus .35% of the portion of the net assets over $900 million.

         Goldman Sachs Asset  Management  for the AST Goldman Sachs  Small-Cap  Value  Portfolio:  An annual rate of .50% of the average daily net assets of the Portfolio.

         GAMCO Investors,  Inc. for the AST Gabelli  Small-Cap Value Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American
Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the Sub-advisor and the
Investment  Manager as being  similar to the  Portfolio:  .40% of the portion of the combined  average daily net assets not in excess of $1 billion;  plus .30% of the  portion of the net assets over $1 billion.  Prior to October 13, 2000, the Investment  Manager had engaged T. Rowe Price  Associates,  Inc. as Sub-advisor for the Portfolio  (formerly the AST T. Rowe Price Small Company Value Portfolio),  for a total Sub-advisory fee of .60% of the portion of the average daily net assets of the  Portfolio not in excess of $20 million;  plus
 .50% of the  portion of the net  assets  over $20  million  but not in excess of $50  million.  When the net assets of the  Portfolio  exceeded $50 million,  the fee was an annual rate of .50% of the average daily net assets of the Portfolio.

         Janus Capital  Corporation for the AST Janus Mid-Cap Growth Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American
Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the Sub-advisor and the
Investment  Manager as being  similar to the  Portfolio:  .55% of the portion of the combined  average daily net assets not in excess of $100  million;  plus .50% of the portion of the net assets over $100 million but not in excess of $500  million;  plus .45% of the  portion of the net assets  over $500  million  but not in excess of $2  billion;  plus .40% of the  portion of the net assets  over $2 billion but not in excess of $5 billion;  plus  .375% of the  portion of the net assets  over $5 billion  but not in excess of $10  billion;
plus .35% of the portion of the net assets over $10 billion.

         Neuberger  Berman  Management  Inc. for the AST  Neuberger  Berman  Mid-Cap  Growth  Portfolio:  An
annual rate of .45% of the portion of the average  daily net assets of the  Portfolio  not in excess of $100 million;  plus  .40% of the  portion  of the net  assets  over  $100  million.  Prior  to May 1,  1998,  the
Investment  Manager had engaged Berger  Associates,  Inc. as Sub-advisor  for the Portfolio  (formerly,  the
Berger Capital Growth  Portfolio),  for a total  Sub-advisory fee of .55% of the average daily net assets of the  Portfolio  not in excess of $25 million;  plus .50% of the portion of average daily net assets over $25 million but not in excess of $50  million;  plus .40% of the  portion of the  average  daily net assets over
$50 million.

         Neuberger Berman  Management Inc. for the AST Neuberger  Berman Mid-Cap Value Portfolio:  An annual rate of .50% of the  portion  of the  average  daily  net  assets  of the  Portfolio  not in  excess of $750 million;  plus .45% of the  portion of the net assets  over $750  million  but not in excess of $1  billion;
plus .40% of the  portion  in  excess of $1  billion.  Prior to May 1,  1998,  the  Investment  Manager  had
engaged Federated Investment  Counseling as Sub-advisor for the Portfolio  (formerly,  the Federated Utility
Income  Portfolio),  for a total  Sub-advisory fee of .50% of the portion of the average daily net assets of the  Portfolio  not in excess $25  million;  plus .35% of the  portion in excess of $25  million  but not in excess of $50 million; plus .25% of the portion in excess of $50 million.

         Commencing April 1, 2001 to December 31, 2001,  Neuberger Berman  Management,  Inc. has voluntarily agreed to waive a portion  of its fee so that the  following  fee  schedule  based on the  combined  average daily net assets of the AST Neuberger  Berman Mid-Cap  Growth  Portfolio,  the AST Neuberger  Berman Mid-Cap
Value Portfolio  (together,  the "Portfolios"),  and the series of American Skandia Advisor Funds, Inc. that are managed by the Sub-advisor  and identified by the  Sub-advisor  and Investment  Manager as being similar to the  Portfolios  is in  effect:  .40% of the  portion  of the  combined  average  daily net assets not in excess of $2 billion;  plus .35% of the portion over $2 billion.  Commencing  January 1, 2002, the following fee schedule will be in effect:  .40% of the portion of the combined  average daily net assets not in excess of $1 billion; plus .35% of the portion over $1 billion.

         Fred Alger  Management,  Inc. for the AST Alger All-Cap Growth  Portfolio:  An annual rate equal to the  following  percentages  of the combined  average daily net assets of the Portfolio of the Trust and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the
Sub-advisor  as being  similar to the  Portfolio:  .40% of the  portion of the  combined  average  daily net assets not in excess of $500  million;  plus .35% of the portion of the net assets over $500 million but not in excess of $1  billion;  plus .30% of the  portion of the net assets  over $1 billion but not in excess of
$1.5 billion; plus .25% of the portion of the net assets over $1.5 billion.

         GAMCO  Investors,  Inc. for the AST Gabelli  All-Cap Value  Portfolio:  An annual rate equal to the following  percentages of the combined  average daily net assets of the Portfolio and the series of American
Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the Sub-advisor and the
Investment  Manager as being  similar to the  Portfolio:  .50% of the portion of the combined  average daily net assets not in excess of $500  million;  plus .40% of the  portion of the net assets  over $500  million.
Commencing  October 23, 2000,  GAMCO  Investors,  Inc. has voluntarily  agreed to waive a portion of its fee equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the corresponding  series of American Skandia Advisor Funds,  Inc.  referenced above: .10% of the portion of the combined  average  daily net assets not in excess of $500  million,  .05% of the  combined  assets over $500 million but not in excess of $1 billion,  and .10% of the combined  assets over $1 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         Kinetics Asset  Management,  Inc. for the AST Kinetics Internet  Portfolio:  An annual rate of .40%
of the portion of the average daily net assets of the  Portfolio  not in excess of $250  million;  plus .35%
of the portion  over $250  million  but not in excess of $500  million;  plus .30% of the portion  over $500 million but not in excess of $1.2 billion; plus .25% of the portion of the net assets over $1.2 billion.

         T. Rowe Price  Associates,  Inc. for the AST T. Rowe Price Natural Resources  Portfolio:  An annual rate of .60% of the portion of the average  daily net assets of the  Portfolio not in excess of $20 million;
plus .50% of the  portion of the net assets  over $20  million  but not in excess of $50  million.  When the net assets of the Portfolio  exceed $50 million,  the fee is an annual rate of .50% of the average daily net assets of the Portfolio.

         Alliance  Capital  Management L.P. for the AST Alliance Growth  Portfolio:  An annual rate equal to
 .40% of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor
Funds,  Inc.  that is managed by the  Sub-advisor  and  identified  by the  Sub-advisor  and the  Investment
Manager as being  similar to the  Portfolio.  Between  December  31, 1998 and April 30, 2000 the  Investment
Manager had engaged  OppenheimerFunds,  Inc. as Sub-advisor for the Portfolio at a total Sub-advisory fee of
 .35% of the portion of the average daily net assets of the  Portfolio  not in excess of $500  million;  plus
 .30% of the  portion of the net assets over $500  million but not in excess of $1 billion;  plus .25% of the portion of the net assets  over $1 billion.  Prior to January 1, 1999,  the  Investment  Manager had engaged
Robertson,  Stephens & Company  Investment  Management,  L.P. as Sub-advisor  for the Portfolio,  at a total
Sub-advisory  fee of .60% of the portion of the average  daily net assets of the  Portfolio not in excess of
$200 million; plus .50% of the portion of the net assets over $200 million.

         Massachusetts  Financial  Services Company for the AST MFS Growth  Portfolio:  An annual rate equal to the following  percentages of the combined average daily net assets of the Portfolio,  the AST MFS Growth with Income  Portfolio  and the domestic  equity  series of American  Skandia  Advisor  Funds,  Inc. that is managed by Massachusetts  Financial Services Company:  .40% of the portion of the combined average daily net assets not in excess of $300  million;  plus .375% of the  portion  over $300  million  but not in excess of
$600 million;  plus .35% of the portion over $600 million but not in excess of $900  million;  plus .325% of the  portion  over $900  million,  but not over $1.5  billion;  plus .25% of the  portion  in excess of $1.5 billion.

         Marsico Capital  Management,  LLC for the AST Marsico Capital Growth  Portfolio:  An annual rate of
0.45% of the  average  daily  net  assets  of the  Portfolio.  Commencing  March 1,  2001,  Marsico  Capital
Management,  LLC has  voluntarily  agreed  to waive  the  portion  of its fee  that  exceeds  the  following percentage of the combined  average  daily net assets of the  Portfolio  and the series of American  Skandia
Advisor  Funds,  Inc.  that is managed by the  Sub-advisor  and  identified  by the  Investment  Manager and
Sub-advisor  as being  similar  to the  Portfolio:  .40% of the  combined  average  daily net  assets of the
Portfolio.  The Sub-advisor may terminate this voluntary agreement at any time.

         Janus  Capital  Corporation  for the AST JanCap  Growth  Portfolio:  An annual  rate of .60% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .55% of the portion  over $100  million  but not in excess of $1  billion;  plus .50% of the  portion  over $1  billion.
Commencing  January  1,  2001,  Janus  Capital  Corporation,  the  Sub-advisor  for  the AST  JanCap  Growth
Portfolio,  has  voluntarily  agreed to the  following  revised fee schedule  based on the combined  average daily net assets of the Portfolio and the ASMT Janus Capital  Growth  Portfolio of American  Skandia  Master
Trust:  .50% of the portion of the combined  average  daily net assets not in excess of $500  million;  plus
 .45% of the portion  over $500  million but not in excess of $1  billion;  plus .40% of the portion  over $1 billion  but  not in  excess  of $5  billion;  plus  .35%  of the  portion  in  excess  of $5  billion.  The
Sub-advisor may terminate this voluntary agreement at any time.

         Deutsche Asset  Management,  Inc. for the AST DeAM Large-Cap Value Portfolio:  An annual rate equal to the  following  percentages  of the combined  average daily net assets of the Portfolio and the series of
American  Skandia  Advisor Funds,  Inc. that is managed by the Sub-advisor and identified by the Sub-advisor and the Investment  Manager as being similar to the Portfolio : .20% of the portion of the combined  average daily net  assets not in excess of $500  million;  plus .15% of the  portion  over $500  million  but not in excess  of $1  billion;  plus  .10% of the  portion  in  excess of $1  billion.  Prior to May 1,  2002,  the
Investment  Manager had engaged Janus Capital  Corporation  as Sub-advisor  for the Portfolio  (formerly the
AST Janus  Strategic  Value  Portfolio)  for an annual rate of .55% of the portion of the average  daily net assets of the  Portfolio  not in excess of $100  million;  plus .50% of the  portion of the net assets  over
$100  million  but not in excess of $500  million;  plus .45% of the  portion  of the net  assets  over $500 million  but not in excess of $2  billion;  plus .40% of the  portion of the net assets  over $2 billion but not in excess of $5  billion;  plus .375% of the portion of the net assets over $5 billion but not in excess of $10 billion; plus .35% of the portion of the net assets over $10 billion.

         Alliance Capital Management L.P. for the growth portion of the AST Alliance/Bernstein Growth +
Value Portfolio: An annual rate equal to .40% of the combined average daily net assets of the Growth
Portfolio of the Portfolio and the Growth Portfolio of the series of American Skandia Advisor Funds, Inc.
that is managed by the Sub-Adviser and identified by the Sub-Adviser and the Investment Manager as being similar to the Portfolio (specifically, the Growth portion of the ASAF Alliance/Bernstein Growth + Value
Portfolio).

         Sanford  C.  Bernstein  & Co.,  LLC for the value  portion of the AST  Alliance/Bernstein  Growth +
Value  Portfolio:  An annual  rate  equal to .40% of the  combined  average  daily  net  assets of the Value
Portfolio of the Portfolio and the Value  Portfolio of the series of American  Skandia  Advisor Funds,  Inc.
that is managed by the Sub-Adviser  and identified by the  Sub-Adviser  and the Investment  Manager as being similar to the  Portfolio  (specifically,  the Value portion of the ASAF  Alliance/Bernstein  Growth + Value
Fund)

         Sanford C.  Bernstein & Co.,  LLC for the AST Sanford  Bernstein  Core Value  Portfolio:  An annual rate equal to the following  percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-Advisor  and identified by the
Sub-advisor  and the  Investment  Manager as being  similar  to the  Portfolio:  .25% of the  portion of the combined  average  daily net  assets  not in  excess of $500  million;  plus .20% of the  portion  over $500 million.

         Cohen & Steers  Capital  Management,  Inc. for the AST Cohen & Steers Realty  Portfolio:  An annual rate of .60% of the  portion  of the  average  daily  net  assets  of the  Portfolio  not in  excess of $100 million;  plus .40% of the  portion of the net assets over $100  million but not in excess of $250  million;
plus .30% of the portion of the net assets over $250  million.  Commencing  January  1,2002,  Cohen & Steers
Capital  Management,  Inc. has voluntarily  agreed to waive a portion of its fee: .30% of the portion not in excess  of $350  million,  .25% of the  assets  over  $350  million.  The  Sub-advisor  may  terminate  this voluntary agreement at any time.

         Sanford C.  Bernstein & Co., LLC for the AST Sanford  Bernstein  Managed  Index 500  Portfolio:  An
annual rate equal to the  following  percentages  of the combined  average daily net assets of the Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor and identified by the  Sub-advisor and the Investment  Manager as being similar to the Portfolio:  .1533% of the portion of the combined  average  daily net assets not in excess of $300  million;  plus .10% of the portion of the net assets over $300 million.  Notwithstanding  the  foregoing,  the  following  annual rate will apply for each day that the  combined  average  daily net assets are not in excess of $300  million:  .40% of the first $10 million  of the  combined  average  daily net  assets;  plus .30% of the next $40  million  of the  combined average daily net assets;  plus .20% of the next $50 million of the combined average daily net assets;  plus
 .10% of the next  $200  million  of the  combined  average  daily  net  assets.  Prior to May 1,  2000,  the
Investment  Manager  had  engaged  Bankers  Trust  Company  as  Sub-advisor  for  the  Portfolio  at a total
Sub-advisory  fee equal to the  following  percentages  of the  combined  average  daily  net  assets of the
Portfolio and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the  Sub-advisor  and the Investment  Manager as being similar to the  Portfolio:  .17% of the portion of the combined  average  daily net assets not in excess of $300  million;  plus .13% of the portion of the net assets over $300  million  but not in excess of $1  billion;  plus .08% of the net assets over $1 billion.

         American  Century  Investment  Management,  Inc.  for the AST  American  Century  Income  &  Growth
Portfolio:  Because of the large amount of assets being  sub-advised for the Investment  Manager by American
Century  Investment  Management,  Inc., the Investment Manager was able to negotiate a reduction to American
Century's  standard  fee  schedule.  Such  reduced fee schedule is an annual rate of: .40% of the portion of the average daily net assets of the  Portfolio  not in excess of $100  million;  plus .35% of the portion of the net assets  over $100  million  but not in excess of $500  million;  plus .30% of the portion of the net assets over $500 million.

         Alliance Capital  Management L.P. for the AST Alliance Growth and Income Portfolio:  An annual rate equal to the  following  percentages  of the  combined  average  daily net assets of the  Portfolio  and the series of American  Skandia  Advisor Funds,  Inc. that is managed by the  Sub-advisor  and identified by the
Sub-advisor  and the  Investment  Manager as being  similar  to the  Portfolio:  .30% of the  portion of the combined  average  daily net assets not in excess of $1 billion;  plus .25% of the  portion  over $1 billion but not in excess of $1.5  billion;  plus .20% of the  portion  in excess of $1.5  billion.  Prior to May 1,
2000 the  Investment  Manager had engaged  Lord,  Abbett & Co. as  Sub-advisor  for the Portfolio at a total
Sub-advisory  fee of .50% of the portion of the average  daily net assets of the  Portfolio not in excess of
$200 million;  plus .40% of the portion over $200 million but not in excess of $500  million;  plus .375% of the  portion  over $500  million  but not in  excess of $700  million;  plus .35% of the  portion  over $700 million but not in excess of $900 million; plus .30% of the portion in excess of $900 million.

         Massachusetts  Financial  Services Company for the AST MFS Growth with Income Portfolio:  An annual rate equal to the following  percentages of the combined average daily net assets of the Portfolio,  the AST
MFS Growth  Portfolio  and the domestic  equity  series of American  Skandia  Advisor  Funds,  Inc.  that is managed by Massachusetts  Financial Services Company:  .40% of the portion of the combined average daily net assets not in excess of $300  million;  plus .375% of the  portion  over $300  million  but not in excess of
$600 million;  plus .35% of the portion over $600 million but not in excess of $900  million;  plus .325% of the  portion  over $900  million  but not over $1.5  billion;  plus  .25% of the  portion  in excess of $1.5 billion.

         INVESCO Funds Group,  Inc. for the AST INVESCO Equity Income  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio  not in excess of $25  million;  plus .45% of the portion of the net assets over $25  million but not in excess of $75  million;  plus .40% of the portion of the net assets in excess of $75  million  but not in excess of $100  million;  and .35% of the portion of the net assets over $100  million.  Commencing  May 1, 2000,  INVESCO  Funds  Group,  Inc.  has  voluntarily agreed to waive a portion  of its fee so that the  following  fee  schedule  based on the  combined  average daily net assets of the Portfolio and the ASMT INVESCO  Equity  Income  Portfolio is in effect:  .35% of the portion of the  combined  average  daily net assets not in excess of $1  billion;  plus .30% of the  portion over $1 billion.  The Sub-advisor may terminate this voluntary agreement at any time.

         Deutsche Asset  Management,  Inc. for the AST DeAM Global Asset Portfolio:  An annual rate equal to the  following  percentages  of the average  daily net assets of the  Portfolio:  .25% of the portion of the combined  average  daily net assets  not in excess of $200  million;  plus .20% of the  portion in excess of
$200 million.  Prior to May 1, 2002, the Investment  Manager had engaged A I M Capital  Management,  Inc. as
Sub-advisor  for the Portfolio  (formerly the AST AIM Balanced  Portfolio) for an annual rate of .45% of the portion of the average  daily net assets of the  Portfolio  not in excess of $75  million;  plus .40% of the portion  of the  average  daily  net  assets of the  Portfolio  over $75  million  but not in excess of $150 million;  plus .35% of the  portion  of the  average  daily net  assets of the  Portfolio  in excess of $150 million.  Commencing  March 31,  2001,  AIM  Capital  Management,  Inc.  has  voluntarily  agreed to waive a portion  of its fee so that the  following  fee  schedule  based on the  average  daily  net  assets  of the
Portfolio  is in effect:  .45% of the portion of the average  daily net assets not in excess of $75 million;
plus .40% of the portion over $75 million but not in excess of $150  million;  plus .35% of the portion over
$150 million but not in excess of $500 million; plus .30% of the portion over $500 million.

         Deutsche  Asset  Management,  Inc. for the AST DeAM Bond  Portfolio:  An annual rate of .05% of the average daily net assets of the Portfolio.

         American  Century  Investment  Management,  Inc. for the AST American  Century  Strategic  Balanced
Portfolio:  Because of the large amount of assets being  sub-advised for the Investment  Manager by American
Century  Investment  Management,  Inc., the Investment Manager was able to negotiate a reduction to American
Century's  standard  fee  schedule.  Such  reduced fee  schedule  is an annual  rate equal to the  following percentages  of the combined  average daily net assets of the  Portfolio and the series of American  Skandia
Advisor  Funds,  Inc.  that  is  managed  by the  Sub-advisor  and  identified  by the  Sub-advisor  and the
Investment  Manager as being  similar to the  Portfolio:  .45% of the portion of the combined  average daily net assets of the  Portfolio  not in excess of $50  million;  plus .40% of the portion  over $50 million but not in excess  of $100  million;  plus  .35% of the  portion  over  $100  million  but not in excess of $500 million; plus .30% of the portion over $500 million.

         T. Rowe Price  Associates,  Inc. for the AST T. Rowe Price Asset  Allocation  Portfolio:  An annual rate of .50% of the portion of the average  daily net assets of the  Portfolio not in excess of $25 million;
plus .35% of the  portion  in  excess of $25  million  but not in  excess  of $50  million;  and .25% of the portion in excess of $50 million.

         T. Rowe Price  International,  Inc.  for the AST T. Rowe Price  Global  Bond  Portfolio:  An annual rate of .40% of the average daily net assets of the Portfolio.

         Federated  Investment  Counseling  for the AST Federated  High Yield  Portfolio:  An annual rate of
 .50% of the portion of the average  daily net assets of the  Portfolio  under $30 million;  plus .40% of the portion of the net  assets  equal to or in excess of $30  million  but under $50  million;  plus .30% of the portion  equal to or in excess of $50 million but under $75 million;  and .25% of the portion equal to or in excess of $75 million.  Commencing January 1, 2001, Federated  Investment  Counseling has voluntarily agreed to waive a portion of its fee so that the  following  fee schedule  based on the combined  average daily net assets of the  Portfolio  and the series of American  Skandia  Advisor  Funds,  Inc.  that is managed by the
Sub-advisor and identified by the  Sub-advisor  and Investment  Manager as being similar to the Portfolio is in effect:  .25% of the portion of the  combined  average  daily net assets net assets not in excess of $200 million;  plus .20% of the portion  over $200  million but not in excess of $500  million;  plus .15% of the portion over $500 million.

         Lord,  Abbett & Co. for the AST Lord  Abbett  Bond-Debenture  Portfolio:  An annual rate of .35% of the portion of the average daily net assets of the  Portfolio not in excess of $1 billion;  plus .25% of the portion of the net assets over $1 billion but not in excess of $1.5  billion;  and .20% of the portion  over
$1.5 million.  Commencing  October 23, 2000,  Lord,  Abbett & Co. has voluntarily  agreed to waive a portion of its fee equal to: .10% of the portion of the  Portfolio's  average daily net assets not in excess of $200 million,  .15% of the portion  over $200  million  but not in excess of $1 billion,  and .05% of the portion over $1 billion but not in excess of $1.5 billion.  The Sub-advisor  may terminate this voluntary  agreement at any time.

         Pacific  Investment  Management  Company LLC for the AST PIMCO  Total  Return  Bond  Portfolio:  An
annual rate of .30% of the average  daily net assets of the  Portfolio  not in excess of $150  million;  and
 .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000,  the  Sub-advisor  has voluntarily  agreed to waive a portion of its fee equal to .05% of the  portion of the  Portfolio's  average daily net assets not in excess of $150 million.  The Sub-advisor  may terminate this voluntary  agreement at any time.

         Pacific  Investment  Management  Company LLC for the AST PIMCO Limited Maturity Bond Portfolio:  An
annual rate of .30% of the average  daily net assets of the  Portfolio  not in excess of $150  million;  and
 .25% on the portion of the net assets over $150 million.  Commencing  March 31, 2000,  the  Sub-advisor  has voluntarily  agreed to waive a portion of its fee equal to .05% of the  portion of the  Portfolio's  average daily net assets not in excess of $150 million.  The Sub-advisor  may terminate this voluntary  agreement at any time.

         Wells Capital  Management,  Incorporated for the AST Money Market  Portfolio:  An annual rate equal to the  following  percentages  of the combined  average daily net assets of the Portfolio and the series of
American  Skandia Master Trust that is managed by the Sub-Adviser  and is similar to the Portfolio:  .07% of the  portion  of the  combined  average  daily net assets  not in excess of $500  million;  plus .05% of the portion  over $500  million  but not in excess of $1.5  billion;  plus .04% of the portion in excess of $1.5 billion.  Prior to September 17, 2001,  2001,  the  Investment  Manager had engaged J.P.  Morgan  Investment
Management,  Inc. as Sub-advisor  for the Portfolio at a total  Sub-advisory  fee of an annual rate equal to the  following  percentages  of the combined  average  daily net assets of the  Portfolio  and the series of
American Skandia Master Trust that is managed by J.P. Morgan Investment  Management,  Inc. and identified by it and ASISI as being  similar to the  Portfolio:  .09% of the  portion of the  combined  average  daily net assets not in excess of $500  million;  plus .06% of the portion over $500 million but not in excess of $1.5 billion; plus .04% of the portion over $1.5 billion.

         Corporate Structure.  Several of the Sub-advisors are controlled by other parties as noted below:

         Founders is a 90%-owned  subsidiary  of Mellon Bank,  N.A.,  with the remaining 10% held by certain
Founders  executives  and  portfolio  managers.  Mellon  Bank is a wholly  owned  subsidiary  of Mellon Bank
Corporation,  a publicly owned multibank  holding company which provides a comprehensive  range of financial products and services in domestic and selected international markets.

         Zurich  Insurance  Company,  a  leading  provider  of  insurance  and  financial   services,   owns
approximately  70% of Zurich  Scudder,  with the balance owned by Zurich  Scudder's  officers and employees.
On September 24, 2001,  Deutsche Bank  ("Deutsche") and Zurich Financial  Services  announced that they have signed an agreement in  principle  under which  Deutsche  will acquire 100% of Zurich  Scudder  Investments,
Inc.  ("Scudder"),   with  the  exception  of  Scudder's  UK  operations,   Threadneedle  Investments.   The
transaction is expected to be completed,  pending  regulatory and shareholder  approval and  satisfaction of other conditions, in the first quarter of 2002.

         A I M Capital  Management,  Inc.  is a  wholly-owned  subsidiary  of A I M Advisors,  Inc.,  also a registered  investment  adviser.  A I M Advisors,  Inc. is wholly  owned by A I M  Management  Group Inc., a holding  company  engaged in the  financial  services  business and an indirect  wholly-owned  subsidiary of
AMVESCAP PLC.  AMVESCAP PLC and its subsidiaries are an independent  investment  management group engaged in institutional  investment  management and retail mutual fund businesses in the United States, Europe and the
Pacific Region.

         Pilgrim  Baxter &  Associates,  Ltd. is an indirect,  wholly-owned  subsidiary of Old Mutual plc, a
London based international financial services organization.

         Deutsche Asset  Management,  Inc.  (DAMI") is a wholly owned  indirect  subsidiary of Deutsche Bank
A.G.

         American Century Companies, Inc. is the parent of American Century Investment Management, Inc.

         On October 3, 2001,  Thomas H. Bailey,  Chairman,  President and Chief  Executive  Officer of Janus
Capital exercised certain rights under a stock purchase  agreement with Stilwell  Financial  ("Stilwell") to sell his remaining stake in Janus.  Stilwell,  a publicly  traded holding company with principal  operations in financial asset management  business,  currently owns in excess of 98% of the outstanding shares of Janus
Capital.  Mr. Bailey and other Janus  Capital  employees own the  remaining  shares.  Mr. Bailey  intends to retain his positions as a director and Chief Executive Officer of Janus Capital.

         GAMCO Investors,  Inc.  ("GAMCO") is a New York  corporation  organized in 1999 as successor to the investment  advisory  business of a New York  corporation of the same name that was organized in 1978. GAMCO is a wholly-owned  subsidiary of Gabelli Asset Management Inc.  ("GAMI"),  a publicly held company listed on the New York Stock  Exchange.  Mr.  Mario J.  Gabelli may be deemed a  "controlling  person" of GAMCO on the basis of his  controlling  interest  in GAMI.  GAMCO has several  affiliates  that also  provide  investment advisory services.

         T. Rowe Price Associates, Inc. is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded holding company engaged in the financial services and asset management business.

         Alliance Capital  Management  Corporation  ("ACMC") is an indirect  wholly-owned  subsidiary of AXA
Financial,  Inc. ("AXA  Financial"),  the general partner of Alliance  Capital  Management,  L.P.  (Alliance
Capital").  As of December 31, 2000,  Alliance Capital  Management Holding L.P.  ("Alliance  Holding") owned approximately  30.1%  of  the  outstanding  units  of  limited  partnership  interest  in  Alliance  Capital
("Alliance  Units").  ACMC is the general partner of Alliance Holding,  whose equity interests are traded on the New York  Stock  Exchange,  Inc.  ("NYSE")  in the  form of  units  ("Alliance  Holding  Units").  As of
December 31, 2001, AXA Financial,  together with certain of its wholly-owned  subsidiaries,  including ACMC, beneficially  owned  approximately  2.1%  of  the  outstanding  Alliance  Holding  Units  and  51.7%  of the outstanding Alliance Units. AXA Financial,  a Delaware corporation,  is a wholly-owned  subsidiary of AXA, a
French company.

         Massachusetts  Financial  Services  Company is a  subsidiary  of Sun Life of Canada (US)  Financial
Services Holdings, Inc. whose ultimate parent is Sun Life Assurance Co. of Canada.

         Lord,  Abbett & Co. ("Lord Abbett") is a general  partnership with the following  partners,  all of whom are actively  involved in the management of Lord Abbett:  Stephen I. Allen,  Joan A. Binstock,  Zane E.
Brown, Daniel E. Carper,  Robert S. Dow, John E. Erard, Robert P. Fetch, Daria L. Foster,  Robert I. Gerber,
Paul A. Hilstad, W. Thomas Hudson, Stephen J. McGruder,  Michael B. McLaughlin,  Robert G. Morris, Robert J.
Noelke, R. Mark Pennington, Eli M. Salzmann and  Christopher Towle.

         All of the voting stock of Neuberger  Berman  Management Inc. is owned by Neuberger  Berman Inc., a publicly-traded company listed on the NYSE.

         Marsico  Capital  Management  LLC  is  a  wholly-owned  indirect  subsidiary  of  Bank  of  America
Corporation.

         Martin  Cohen and Robert H. Steers may be deemed  "controlling  persons" of Cohen & Steers  Capital
Management, Inc. on the basis of their ownership of Cohen & Steers' stock.

         Sanford C. Bernstein & Co., LLC is an indirect wholly owned subsidiary of Alliance.

         INVESCO Funds Group, Inc. is a subsidiary of AMVESCAP PLC.

         T. Rowe Price International, Inc. an indirect wholly owned subsidiary of T. Rowe Price Group, Inc.

         Federated Investment  Counseling,  organized as a Delaware business trust in 1989 is a wholly owned subsidiary of Federated Investors.

         Pacific  Investment  Management Company LLC ("PIMCO"),  a Delaware limited liability company,  is a subsidiary of Allianz  Dresdner  Asset  Management  of America L.P.,  formerly  PIMCO  Advisors L.P.  ("ADAM
LP")..  Allianz AG  ("Allianz")  is the indirect  majority  owner of ADAM LP.  Allianz is a  European-based, multinational  insurance and financial  services  holding company.  Pacific Life Insurance  Company holds an indirect minority interest in ADAM LP.

         The  Administrator and Transfer and Shareholder  Servicing Agent: PFPC Inc. (the  "Administrator"),
103 Bellevue Parkway,  Wilmington,  Delaware 19809, a Delaware corporation that is an indirect  wholly-owned subsidiary  of PNC Financial  Corp.,  serves as the  Administrator  and Transfer and  Shareholder  Servicing
Agent for the Trust.  Pursuant to a Trust  Accounting  and  Administration  Agreement  between the Trust and the  Administrator,  dated May 1, 1992 (the  "Administration  Agreement"),  the  Administrator has agreed to provide certain fund accounting and administrative services to the Trust,  including,  among other services, accounting  relating to the Trust and investment  transactions of the Trust;  computation of daily net asset values;  maintaining  the  Trust's  books of account;  assisting  in  monitoring,  in  conjunction  with the
Investment  Manager,  compliance  with the Portfolios'  investment  objectives,  policies and  restrictions;
providing office space and equipment  necessary for the proper  administration  and accounting  functions of the Trust;  monitoring  investment activity and income of the Trust for compliance with applicable tax laws;
preparing and filing Trust tax returns;  preparing financial  information in connection with the preparation of the Trust's annual and semi-annual  reports and making requisite filings thereof;  preparing schedules of
Trust share activity for footnotes to financial  statements;  furnishing financial information necessary for the  completion  of certain  items to the Trust's  registration  statement and necessary to prepare and file
Rule 24f-2 notices;  providing an administrative  interface  between the Investment  Manager and the Trust's custodian;  creating and maintaining all necessary  records in accordance  with applicable  laws,  rules and regulations,  including,  but not limited to, those  records  required to be kept  pursuant to the 1940 Act;
and  performing  such other  duties  related to the  administration  of the Trust as may be requested by the
Board of Trustees of the Trust.  The  Administrator  does not have any  responsibility  or authority for the management of the assets of the Trust,  the  determination  of its  investment  policies,  or for any matter pertaining to the distribution of securities issued by the Trust.

         Under the terms of the  Administration  Agreement,  the  Administrator  shall not be liable for any error of judgment or mistake of law or for any loss or expense  suffered by the Trust,  in  connection  with the matters to which the  Administration  Agreement  relates,  except for a loss or expense  resulting  from willful  misfeasance,  bad faith,  or gross  negligence on its part in the performance of its duties or from reckless  disregard by it of its  obligations and duties under the Agreement.  Any person,  even though also an officer,  director,  partner,  employee or agent of the  Administrator,  who may be or become an officer,
Trustee,  employee or agent of the Trust,  shall be deemed when rendering services to the Trust or acting on any business of the Trust (other than services or business in  connection  with the  Administrator's  duties under the  Administration  Agreement)  to be rendering  such  services to or acting solely for the Trust and not as an  officer,  director,  partner,  employee  or agent or one under the  control or  direction  of the
Administrator even though paid by them.

         As  compensation  for  the  services  and  facilities  provided  by  the  Administrator  under  the
Administration  Agreement,  the  Trust  has  agreed  to pay to the  Administrator  the  greater  of  certain percentages  of the average daily net assets of each Portfolio or certain  specified  minimum annual amounts calculated  for each  Portfolio.  Except for the AST Sanford  Bernstein  Managed  Index 500  Portfolio,  the
percentages  of the average  daily net assets  are:  (a) 0.10% of the first $200  million;  (b) 0.06% of the next $200  million;  (c)  0.0275% of the next $200  million;  (d) 0.02% of average  daily net assets over $1 billion.  The  percentages for the AST Sanford  Bernstein  Managed Index 500 Portfolio are: (a) 0.05% of the
first $200 million;  (b) 0.03% of the next $200 million;  (c) 0.0275 of the next $200 million;  (d) 0.02% of the next $400 million; and (e) 0.01% of average daily net assets over $1 billion.

         The minimum amount is $75,000 for each of the AST PBHG  Small-Cap  Growth  Portfolio,  the AST DeAM
Small-Cap  Growth  Portfolio,  the AST Goldman Sachs Small-Cap Value  Portfolio,  the AST Gabelli  Small-Cap
Value Portfolio,  the AST Neuberger Berman Mid-Cap Growth Portfolio,  the AST Neuberger Berman Mid-Cap Value
Portfolio,  the AST T. Rowe Price Natural Resources  Portfolio,  the AST Alliance Growth Portfolio,  the AST
Marsico  Capital  Growth  Portfolio,  the AST  JanCap  Growth  Portfolio,  the AST  Cohen  &  Steers  Realty
Portfolio,  the AST Sanford Bernstein Managed Index 500 Portfolio,  the AST American Century Income & Growth
Portfolio,  the AST Lord Abbett Growth and Income Portfolio,  the AST INVESCO Equity Income  Portfolio,  the
AST AIM Balanced  Portfolio,  the AST American Century Strategic Balanced  Portfolio,  the AST T. Rowe Price
Asset  Allocation  Portfolio,  the AST  Federated  High Yield  Portfolio,  the AST PIMCO  Total  Return Bond
Portfolio,  the AST PIMCO Limited  Maturity Bond Portfolio and the AST Money Market  Portfolio.  The minimum amount is $100,000 for the AST Founders Passport Portfolio,  the AST Strong  International Equity Portfolio,
the AST Janus Overseas Growth  Portfolio,  the AST American Century  International  Growth Portfolio and the
AST T. Rowe Price  Global Bond  Portfolio.  For all of these  Portfolios,  monthly  fees have been frozen at the amounts  paid for the month of December  1999.  Monthly  fees for the AST MFS Global  Equity  Portfolio, the AST MFS  Growth  Portfolio  and the MFS  Growth  with  Income  Portfolio  have  been  frozen  at  levels determined  under the asset-based fee schedule set forth above based on December 1999 asset levels,  without regard to any minimum  amounts.  The fees payable to the  Administrator  for those Portfolios that commenced operations  during 2000 and  2001(the AST Scudder  Japan  Portfolio,  the AST  Federated  Aggressive  Growth
Portfolio,  the AST Janus Mid-Cap Growth Portfolio,  the AST Alger All-Cap Growth Portfolio, the AST Gabelli
All-Cap Value Portfolio,  the AST Kinetics Internet Portfolio,  the AST Janus Strategic Value Portfolio, and
the AST Lord Abbett Bond-Debenture  Portfolio,  the AST Alliance/Bernstein  Growth + Value Portfolio and the
AST Sanford  Bernstein Core Value  Portfolio) are not subject to any freeze and each such Portfolio will pay the  Administrator  the greater of the asset based fee or a phased-in  minimum  amount  equal to $34,375 for the first twelve  months of the  Portfolio's  operations.  The fees payable to the  Administrator  for those
Portfolios that have not commenced  operations  prior to the date of this  Statement(the  AST DeAM Small-Cap
Value  Portfolio,  the AST DeAM Large-Cap  Growth  Portfolio and the AST DeAM Large-Cap Value Portfolio) are
not  subject to any freeze  and each such  Portfolio  will pay the  Administrator  the  greater of the asset based fee or a phased-in  minimum  amount  equal to $34,375 for the first twelve  months of the  Portfolio's operations.  These fee  arrangements  will remain in effect until such time as the  aggregate  fee resulting from the  application  of revised  fee  schedules  based on the  combined  average  daily net assets of each
Portfolio and the  corresponding  series of American Skandia Advisor Funds,  Inc. or American Skandia Master
Trust would result in a lower fee, at which point the revised fee schedules will take effect.

         Reimbursable  "out-of-pocket"  expenses  of the  Administrator  include,  but are not  limited  to, postage and mailing,  forms,  envelopes,  checks,  toll-free  lines (if requested by the Trust),  telephone, hardware  and  telephone  lines for remote  terminals  (if  required by the Trust),  wire fees,  certificate issuance fees,  microfiche and microfilm,  telex,  federal  express,  outside  independent  pricing  service charges,  record  retention/storage and proxy solicitation,  mailing and tabulation expenses (if required by the  Trust).  For the years  ended  December  31,  1999,  2000 and 2001,  the Trust  paid the  Administrator
$8,445,050,  $9,929,219 and $[insert]  respectively.  These amounts do not included  out-of-pocket  expenses for which the Administrator was reimbursed.

         The  Administration  Agreement  provides  that it will  continue in effect  from year to year.  The
Administration  Agreement is terminable,  without penalty,  by the Board of Trustees,  by vote of a majority
(as defined in the 1940 Act) of the outstanding  voting  securities,  or by the  Administrator,  on not less than sixty days' notice.  The  Administration  Agreement shall  automatically  terminate upon its assignment by the  Administrator  without  the prior  written  consent of the Trust,  provided,  however,  that no such assignment shall release Administrator from its obligations under the Agreement.

BROKERAGE ALLOCATION:

         Subject  to the  supervision  of the Board of  Trustees  of the  Trust,  decisions  to buy and sell securities  for  the  Trust  are  made  for  each  Portfolio  by its  Sub-advisor.  Generally,  the  primary consideration in placing Portfolio  securities  transactions with  broker-dealers is to obtain, and maintain the  availability  of,  execution at the best net price available and in the most effective manner possible.
Each  Sub-advisor  is authorized to allocate the orders placed by it on behalf of the  applicable  Portfolio to brokers who also provide  research or  statistical  material,  or other  services to the Portfolio or the
Sub-advisor for the use of the applicable  Portfolio or the  Sub-advisor's  other accounts.  Such allocation shall be in such amounts and proportions as the Sub-advisor  shall  determine.  The Sub-advisor may consider sale of shares of the  Portfolios  or variable  insurance  products  that use the  Portfolios  as investment vehicles,  or may consider or follow  recommendations  of the  Investment  Manager that take such sales into account,  as factors in the selection of brokers to effect portfolio  transactions for a Portfolio,  subject to the  requirements  of best net  price  available  and  most  favorable  execution.  In this  regard,  the
Investment  Manager  has  directed  certain  of the  Sub-advisors  to try  to  effect  a  portion  of  their
Portfolios'  transactions  through  broker-dealers that give prominence to variable insurance products using the  Portfolios as investment  vehicles,  to the extent  consistent  with best net price  available and most favorable execution.

         As noted above, a Sub-advisor may purchase new securities on behalf of the applicable Portfolio in an underwritten fixed price offering.  In these situations, the underwriter or selling group member may provide the Sub-advisor with research in addition to selling the securities (at the fixed public offering price).  Because the offerings are conducted at a fixed price, the ability to obtain research from a broker/dealer in this situation provides knowledge that may benefit the Portfolio without incurring additional costs.  These arrangements may not fall within the safe harbor of Section 28(e) of the
Securities Exchange Act of 1934 because the broker/dealer is considered to be acting in a principal capacity in underwritten transactions.  However, the NASD has adopted rules expressly permitting broker/dealers to provide bona fide research to advisors in connection with fixed price offerings under certain circumstances.  As a general matter, in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         Subject  to the  rules  promulgated  by the  SEC,  as  well as  other  regulatory  requirements,  a
Sub-advisor  also may  allocate  orders  to  brokers  or  dealers  affiliated  with the  Sub-advisor  or the
Investment  Manager.  Such  allocation  shall be in such amounts and  proportions as the  Sub-advisor  shall determine and the Sub-advisor will report on said allocations either to the Investment  Manager,  which will report on such allocations to the Board of Trustees, or, if requested, directly to the Board of Trustees.

         In  selecting a broker to execute  each  particular  transaction,  each  Sub-advisor  will take the following  into  consideration:  the best net price  available;  the  reliability,  integrity  and financial condition  of the broker;  the size and  difficulty  in executing  the order;  and the value of the expected contribution  of  the  broker  to the  investment  performance  of  the  Portfolio  on a  continuing  basis.
Accordingly,  the cost of the brokerage  commissions in any  transaction  may be greater than that available from other  brokers if the  difference is  reasonably  justified by other aspects of the brokerage  services offered.  Subject to such  policies and  procedures  as the Board of Trustees may  determine,  a Sub-advisor shall not be deemed to have acted  unlawfully  or to have  breached  any duty solely by reason of its having caused a  Portfolio  to pay a broker  that  provides  research  services  to the  Sub-advisor  an  amount of commission  for effecting an investment  transaction  in excess of the amount of commission  another  broker would have charged for effecting that  transaction,  if the  Sub-advisor  determines in good faith that such amount of  commission  was  reasonable  in relation to the value of the  research  service  provided by such broker viewed in terms of either that particular  transaction or the Sub-advisor's ongoing  responsibilities with  respect to a Portfolio  or its managed  accounts  generally.  For the years ended  December  31, 1999,
2000 and 2001, aggregate brokerage commissions of $24,608,079,  $25,389,537and [insert],  respectively, were paid in relation to brokerage  transactions  for the Trust.  The increase in  commissions  paid  corresponds roughly to the increase in the Trust's net assets during those periods.

         For the year ended December 31, 1998,  brokerage  commissions  were paid to J.P. Morgan  Securities
Inc. and other  affiliates  of American  Century  Investment  Management,  Inc. by the AST American  Century
International  Growth  Portfolio  in the amount of $91. For the year ended  December 31, 2000,  1.82% of the total  brokerage  commissions  paid by this Portfolio were paid to the affiliated  brokers,  with respect to transactions  representing  2.61% of the  Portfolio's  total dollar  amount of  transactions  involving  the payment  of  commissions.  For the  year  ended  December  31,  2001,  brokerage  commissions  were  paid to
Prudential  Securities  Incorporated,  an affiliate of GAMCO  Investors,  Inc. by the AST Gabelli  Small-Cap
Value Portfolio in the amount of $[insert].  For that period,  [insert]% of the total brokerage  commissions paid by this  Portfolio  were paid to the  affiliated  broker,  with  respect to  transactions  representing
[insert]%  of the total  amount of the  Portfolio's  transactions  involving  the  payment  of  commissions.
Brokerage  commissions  in the  amounts of $35,545,  $37,579 and  $[insert]  were paid to  Neuberger  Berman
Management  Inc., by the AST Neuberger  Berman  Mid-Cap  Growth  Portfolio for the years ended  December 31,
1999,  December 31, 2000 and December  31,2001,  respectively.  For the year ended December 31, 2000,  4.88%
of the total brokerage  commissions paid by this Portfolio were paid to Neuberger Berman,  LLC, with respect to  transactions  representing  5.30% of the total  amount of the  Portfolio's  transactions  involving  the payment of  commissions.  Brokerage  commissions  in the amounts of $652,436,  $456,860 and  $[insert]  were paid to Neuberger  Berman  Management  Inc., by the AST Neuberger Berman Mid-Cap Value Portfolio for the for
the years ended  December 31, 1999,  December  31, 2000 and December 31, 2001,  respectively.  For the years ended  December  31, 2000 and  December 31, 2001,  10.11% of the total  brokerage  commissions  paid by this
Portfolio were paid to Neuberger Berman,  LLC, with respect to transactions  representing 9.16% of the total amount of the Portfolio's  transactions  involving the payment of commissions.  For the years ended December
31, 2000 and December 31, 2001,  brokerage  commissions were paid to an affiliate of Fred Alger  Management,
Inc. by the AST Alger All-Cap  Growth  Portfolio in the amount of $149,999 and  $[insert].  For that period,
55.08% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated  broker,  with respect to transactions  representing 59.75% of the total amount of the Portfolio's  transactions  involving the payment of  commissions.  For the years  ended  December  31,  2000 and  December  31,  2001,  brokerage commissions were paid to Prudential Securities  Incorporated,  an affiliate of GAMCO Investors,  Inc. by the
AST Gabelli  All-Cap  Value  Portfolio in the amount of $20,790 and  $[insert].  For that period,  98.58% of the total brokerage  commissions paid by this Portfolio were paid to the affiliated broker,  with respect to transactions  representing 97.66% of the total amount of the Portfolio's  transactions involving the payment of commissions.  Similarly,  brokerage  commissions  were paid to Robertson  Stephens & Co., an affiliate of
Robertson,  Stephens & Company Investment  Management L.P., by the AST Alliance Growth Portfolio  (formerly, the Robertson  Stephens  Value + Growth  Portfolio)  in the  aggregate  amount of $71,751 for the year ended
December  31,  1998.  For the years  ended  December  31,  1999,  December  31,  2000and  December  31,2001,
brokerage  commissions were paid to NationsBanc  Montgomery  Services,  LLC, an affiliate of Marsico Capital
Management,  LLC, by the AST Marsico  Capital  Growth  Portfolio  in the  amounts of $37,919,  $136,969  and
$[insert].  For the year ended  December 31, 2000,  6.16% of the total  brokerage  commissions  paid by this
Portfolio  were paid to the  affiliated  broker,  with  respect to  transactions  representing  6.14% of the
Portfolio's  total dollar amount of transactions  involving the payment of  commissions.  For the year ended
December 31, 2000,  brokerage  commissions  were paid to an affiliate of Sanford C.  Bernstein & Co., LLC by the AST Sanford  Bernstein  Managed Index 500 Portfolio in the amount of $506,617.  For that period,  52.49%
of the total brokerage  commissions paid by this Portfolio were paid to the affiliated broker,  with respect to  transactions  representing  49.53% of the total amount of the  Portfolio's  transactions  involving  the payment of  commissions.  During the years ended  December  31,  1999,  December  31, 2000 and  December 31,
2001,  brokerage  commissions  were paid to J.P.  Morgan  Securities  Inc. and other  affiliates of American
Century Investment  Management,  Inc. by the AST American Century Income and Growth Portfolio in the amounts of $5,455 and $8,653.  For the years ended  December  31, 2000 and  December  31,  2001,  2.02% of the total brokerage  commissions  paid by this  Portfolio  were  paid  to the  affiliated  brokers,  with  respect  to transactions  representing 0.92% of the total amount of the Portfolio's  transactions  involving the payment of  commissions.  For the years ended December 31, 2000 and December 31, 2001,  brokerage  commissions  were paid  to  Donaldson  Lufkin  Jenrette  Securities  Corporation,  Inc.,  an  affiliate  of  Alliance  Capital
Management,  L.P. by the AST Alliance  Growth and Income  Portfolio  in the amount of $4,758 and  $[insert].
For  that  period,  0.10%  of the  total  brokerage  commissions  paid by this  Portfolio  were  paid to the affiliated  broker,  with respect to transactions  representing 0.14% of the total amount of the Portfolio's transactions  involving the payment of commissions.  During the years ended December 31, 1999,  December 31,
2000 and  December  31, 2001,  brokerage  commissions  were paid to J.P.  Morgan  Securities  Inc. and other affiliates of American Century  Investment  Management,  Inc. by the AST American Century Strategic Balanced
Portfolio in the amount of $1,355,  $2,200 and  $[insert],  respectively.  For the years ended  December 31,
2000 and December  31,2001,  1.97% of the total  brokerage  commissions  paid by this Portfolio were paid to the  affiliated  brokers,  with  respect  to  transactions  representing  1.13% of the  total  amount of the
Portfolio's transactions involving the payment of commissions.

         In addition,  as described below under  "Distribution  Plan," certain Portfolios directed brokerage transactions  to a  broker-dealer  acting as the clearing firm for the Trust's  Distributor,  which acted as introducing  broker in connection  with the  transactions.  The table below reflects the commission  amounts directed  to  such  clearing  firm  for  each  such  Portfolio,  the  percentage  of the  Portfolio's  total commissions this represents,  and the percentage of the Portfolio's  total  transaction  value involving the payment of commissions that was directed in this manner.

------------------------------------------------------------- --------------- ------------------------ ------------------------
Portfolio Name                                                   Commissions     % of Total Portfolio   % of Dollar Amount of
                                                                                          Commissions  Portfolio Transactions
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Strong  International Equity Portfolio                         $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Janus Overseas Growth Portfolio                                $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST PBHG Small-Cap Growth Portfolio                                $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST DeAM Small-Cap Growth Portfolio                                $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Gabelli Small-Cap Value Portfolio                              $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Growth Portfolio                      $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Neuberger Berman Mid-Cap Value Portfolio                       $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alger All-Cap Growth Portfolio                                 $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Kinetics Internet Portfolio                                    $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST T. Rowe Price Natural Resources Portfolio                      $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth Portfolio                                      $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Marsico Capital Growth Portfolio                               $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST JanCap Growth Portfolio                                        $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Sanford Bernstein Managed Index 500 Portfolio                  $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Alliance Growth and Income Portfolio                           $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST Cohen & Steers Realty Portfolio                                $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST INVESCO Equity Income Portfolio                                $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------
------------------------------------------------------------- --------------- ------------------------ ------------------------
AST DeAM Global Allocation Portfolio                               $[insert]                [insert]%                [insert]%
------------------------------------------------------------- --------------- ------------------------ ------------------------

ALLOCATION OF INVESTMENTS:

         The Sub-advisors have other advisory clients,  some of which have similar investment  objectives to one or more  Portfolios for which advisory  services are being provided.  In addition,  a Sub-advisor may be engaged  to provide  advisory  services  for more than one of the  Trust's  Portfolios.  There will be times when a Sub-advisor  may recommend  purchases  and/or sales of the same  securities  for a Portfolio and such
Sub-advisor's other clients.  In such  circumstances,  it will be the policy of each Sub-advisor to allocate purchases and sales among a Portfolio and its other clients,  including other Trust  Portfolios for which it provides advisory  services,  in a manner which the Sub-advisor deems equitable,  taking into  consideration such  factors as size of account,  concentration  of  holdings,  investment  objectives,  tax  status,  cash availability, purchase costs, holding period and other pertinent factors relative to each account.

COMPUTATION OF NET ASSET VALUES:

         The Trust  determines  the net asset  values of a  Portfolio's  shares at the close of the New York
Stock Exchange (the  "Exchange"),  currently  4:00 p.m.  Eastern time, on each day that the Exchange is open for  business.  Currently,  the  Exchange is closed on Saturdays  and Sundays and on New Year's Day,  Martin
Luther  King,  Jr.  Day,  Presidents'  Day,  Good  Friday,   Memorial  Day,  Independence  Day,  Labor  Day,
Thanksgiving and Christmas.

         All  Portfolios  with the  exception  of the AST Money  Market  Portfolio:  The net asset value per share of all of the  Portfolios  with the  exception of the AST Money  Market  Portfolio  is  determined  by dividing  the  market  value of its  securities  as of the close of  trading  plus any cash or other  assets
(including  dividends and accrued interest  receivable) less all liabilities  (including  accrued expenses), by the number of shares  outstanding.  Portfolio  securities,  including  open short  positions  and options written,  are valued at the last sale price on the  securities  exchange or securities  market on which such securities  primarily are traded.  Securities not listed on an exchange or securities  market, or securities in which  there were not  transactions  on that day,  are valued at the  average of the most  recent bid and asked  prices,  except  in the  case of open  short  positions  where  the  asked  price is  available.  Any securities or other assets for which recent market  quotations are not readily  available are valued at fair market  value as  determined  in good faith by or under  procedures  established  by the Board of  Trustees.
Short-term  obligations  with sixty days or less  remaining  to  maturity  are valued on an  amortized  cost basis.  Expenses and fees,  including  the  investment  management  fees,  are accrued  daily and taken into account for the purpose of determining net asset value of shares.

         Generally,  trading in foreign  securities,  as well as U.S.  Government  securities,  money market instruments and repurchase  agreements,  is  substantially  completed each day at various times prior to the close of the  Exchange.  The values of such  securities  used in computing the net asset value of the shares of a Portfolio  generally are  determined as of such earlier  times.  Foreign  currency  exchange  rates are also generally  determined prior to the close of the Exchange.  Occasionally,  events affecting the value of such  securities  and such exchange  rates may occur between the times at which they usually are  determined and the close of the Exchange.  If such  extraordinary  events occur,  their effects may not be reflected in the net asset value of a Portfolio calculated as of the close of the Exchange on that day.

         Foreign  securities  are valued on the basis of  quotations  from the primary  market in which they are traded.  All assets and  liabilities  initially  expressed in foreign  currencies will be converted into
U.S.  dollars at an  exchange  rate  quoted by a major  bank that is a regular  participant  in the  foreign exchange  market or on the basis of a pricing  service  that takes into  account  the quotes  provided  by a number of such major banks.

         AST Money Market Portfolio:  For the AST Money Market  Portfolio,  all securities are valued by the amortized  cost method.  The  amortized  cost method of valuation  values a security at its cost at the time of  purchase  and  thereafter  assumes a constant  amortization  to  maturity  of any  discount  or premium, regardless of the impact of fluctuating  interest rates on the market value of the  instrument.  The purpose of this method of  calculation  is to attempt to maintain a constant net asset value per share of $1.00.  No assurance  can be given  that  this  goal can be  attained.  If a  difference  of more than 1/2 of 1% occurs between  valuation  based on the  amortized  cost method and valuation  based on market value,  the Trustees will take steps necessary to reduce such deviation or any unfair results to  shareholders,  such as changing dividend policy,  shortening the average maturity of the investments in the Portfolio or valuing  securities on the basis of current market prices if available or, if not, at fair market value.

SALE OF SHARES:

         The Trust has entered into separate  agreements  for the sale of shares with American  Skandia Life
Assurance  Corporation  ("ASLAC") and Kemper  Investors Life  Insurance  Company  ("Kemper"),  respectively.
Pursuant  to these  agreements,  the Trust will pay ASLAC and Kemper for  printing  and  delivery of certain documents to the  beneficial  owners of Trust shares who are holders of variable  annuity and variable  life insurance  policies  issued by ASLAC and  Kemper.  Such  documents  include  prospectuses,  semi-annual  and annual reports and any proxy  materials.  The Trust will pay ASLAC 0.1%, on an annualized  basis, of the net asset value of the shares  legally owned by any separate  account of ASLAC,  and will pay Kemper 0.1%, on an annualized  basis,  of the net asset value of the shares  legally  owned by the separate  accounts of Kemper named in the sales  agreement.  A  complete  description  of the manner by which the  Trust's  shares may be purchased and redeemed appears in the Prospectus under the heading "Purchase and Redemption of Shares."

         Distribution  Plan.  The Trust has adopted a  Distribution  Plan (the  "Distribution  Plan")  under
Rule 12b-1 under the 1940 Act to permit  American  Skandia  Marketing,  Inc.  ("ASM"),  an  affiliate of the
Investment  Manager,  to receive brokerage  commissions in connection with purchases and sales of securities held by the  Portfolios,  and to use these  commissions  to  promote  the sale of shares of the  Portfolios.
Under  the   Distribution   Plan,   ASM  may  use  the  brokerage   commissions   received  to  pay  various
distribution-related  expenses, such as advertising,  printing of sales materials, training sales personnel, and paying  marketing  fees requested by  broker-dealers  who sell variable  annuity  contracts and variable
life  insurance   policies  the  premiums  for  which  are  invested  in  Shares  of  the  Trust  ("variable contracts").  ASM may receive  compensation  under the  Distribution  Plan regardless of whether it actually uses such  compensation to pay distribution  expenses.  However,  it is anticipated that amounts received by
ASM under the  Distribution  Plan will be used  entirely to pay  distribution  expenses  and  administrative expenses  relating to  implementation  and operation of the Distribution  Plan, and that ASM likely will not earn a profit directly from the  compensation  received under the Distribution  Plan.  During the year ended
December 31, 2001,  ASM received  $[insert] from the Portfolios  under the  Distribution  Plan, all of which was used by ASM to provide compensation to broker-dealers.

         The  Distribution  Plan was adopted by a majority  vote of the Trustees of the Trust,  including at least a majority of Trustees  who are not  "interested  persons" of the  Portfolios  (as defined in the 1940
Act) and who do not have any direct or indirect  financial  interest in the  operation  of the  Distribution
Plan,  cast in person  at a meeting  called  for the  purpose  of  voting  on the  Plan.  In  approving  the
Distribution  Plan, the Trustees of the Trust  considered,  among other factors,  that the Distribution Plan could  improve  ASM's  ability to attract new  investments  in the  Portfolios  by enabling it to compensate broker-dealers  selling  variable  products  adequately  and in the  most  effective  manner,  and  that the resulting  increase in the Portfolios'  assets should enable the Portfolios to achieve greater  economies of scale and lower their  per-share  operating  expenses.  The  Trustees of the Trust  believe  that there is a reasonable  likelihood  that the  Distribution  Plan will benefit each  Portfolio and its current and future shareholders  in the manner  contemplated.  The  Distribution  Plan was also  approved  by a majority of the outstanding voting securities of each Portfolio.

         The  Distribution  Plan,  pursuant to its terms,  remains in effect from year to year provided such continuance is approved  annually by vote of the Trustees in the manner  described  above.  The Distribution
Plan may not be amended to  materially  change the source of monies  from which  distribution  expenses  are paid under the Plan without  approval of the  shareholders of each Portfolio  affected  thereby  entitled to vote thereon under the 1940 Act, and material  amendments to the Distribution  Plan must also be approved by the Trustees of the Trust in the manner  described  above.  The  Distribution  Plan may be terminated at any time,  without  payment of a  penalty,  by vote of the  majority  of the  Trustees  of the Trust who are not interested  persons of a Portfolio and have no direct or indirect  financial  interest in the  operations of the Plan, or by a vote of a "majority of the  outstanding  voting  securities"  (as defined in the 1940 Act)
of each  Portfolio  affected  thereby  entitled to vote thereon  under the 1940 Act. The  Distribution  Plan will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).

         Under the terms of the  Distribution  Plan,  ASM  provides  to each  Portfolio,  for  review by the
Trustees  of the Trust,  a quarterly  written  report of the  amounts  received  by ASM under the Plan,  the amounts  expended  under the Plan, and the purposes for which such  expenditures  were made. The Trustees of the Trust will review such  information  on  compensation  and  expenditures  in  considering  the continued
appropriateness of the Distribution Plan.

         The distribution  expenses paid under the Distribution  Plan will be intended to result in the sale of  variable  products,  the assets  attributable  to which may be  invested  in various  Portfolios  of the
Trust. As a result,  brokerage  commissions  incurred by a Portfolio under the Distribution Plan may be used in a manner that promotes the sale of shares of other  Portfolios.  Certain  Portfolios of the Trust may not be  available  for new or  additional  investments.  Distribution  expenses  will  be  allocated  among  the
Portfolios  on  different  bases  (e.g.,  relative  asset  size and  relative  new sales of the  Portfolios)
depending on the nature of the expense and the manner in which the amount of such expense is determined.

DESCRIPTION OF SHARES OF THE TRUST:

         The amendment and  restatement of the Trust's  Declaration  of Trust dated October 31, 1988,  which governs  certain Trust matters,  permits the Trust's Board of Trustees to issue multiple  classes of shares, and within each class,  an unlimited  number of shares of beneficial  interest with a par value of $.001 per share.  Each share  entitles the holder to one vote for the  election of Trustees  and on all other  matters that are not specific to one class of shares,  and to  participate  equally in dividends,  distributions  of capital  gains and net  assets of each  applicable  Portfolio.  Only  shareholders  of shares of a  specific
Portfolio  may vote on  matters  specific  to that  Portfolio.  Shares  of one  class  may not bear the same economic  relationship  to  the  Trust  as  shares  of  another  class.  In  the  event  of  dissolution  or liquidation,  holders of shares of a Portfolio  will receive pro rata,  subject to the rights of  creditors, the proceeds of the sale of the assets held in such  Portfolio  less the  liabilities  attributable  to such
Portfolio.  Shareholders  of a  Portfolio  will not be  liable  for the  expenses,  obligations  or debts of another Portfolio.

         There  are no  preemptive  or  conversion  rights  applicable  to any of the  Trust's  shares.  The
Trust's shares,  when issued, will be fully paid,  non-assessable and transferable.  The Trustees may at any time create additional series of shares without shareholder approval.

         Generally,  there will not be annual  meetings of  shareholders.  A Trustee may, in accordance with certain  rules of the SEC, be removed from office when the holders of record of not less than  two-thirds of the outstanding  shares either present a written  declaration to the Trust's  custodian or vote in person or by proxy at a meeting  called for this  purpose.  In addition,  the Trustees will promptly call a meeting of shareholders  to remove a Trustee(s)  when  requested to do so in writing by record holders of not less than
10%  of  the  outstanding  shares.  Finally,  the  Trustees  shall,  in  certain  circumstances,  give  such shareholders  access to a list of the names and  addresses of all other  shareholders  or inform them of the number of shareholders and the cost of mailing their request.

         Under Massachusetts law,  shareholders could, under certain  circumstances,  be held liable for the obligations of the Trust.  However,  the  Declaration of Trust disclaims  shareholder  liability for acts or obligations  of the  Trust  and  requires  that  notice  of such  disclaimer  be  given  in each  agreement, obligation  or  instrument  entered into or executed by the Trust or the  Trustees to all parties,  and each party thereto must expressly waive all rights of action directly  against  shareholders.  The Declaration of
Trust provides for  indemnification  out of the Trust's property for all loss and expense of any shareholder of the  Trust  held  liable  on  account  of  being  or  having  been a  shareholder.  Thus,  the  risk of a shareholder  incurring  financial loss on account of shareholder  liability is limited to  circumstances  in which the Trust would be unable to meet its  obligations  wherein the  complaining  party was held not to be bound by the disclaimer.

         The  Declaration  of Trust further  provides  that the Trustees will have no personal  liability to any person in  connection  with the Trust  property or affairs of the Trust except for that arising from his bad faith,  willful  misfeasance,  gross  negligence or reckless  disregard of his duty to that person.  All persons  must look  solely to the Trust  property  for  satisfaction  of  claims of any  nature  arising  in connection with the Trust's affairs.  In general,  the Declaration of Trust provides for  indemnification by the Trust of the  Trustees  and  officers  of the Trust  except  with  respect to any matter as to which the
Trustee or officer acted in bad faith, or with willful  misfeasance,  gross negligence or reckless disregard of his duties.

UNDERWRITER:

         The Trust is presently used for funding  variable  annuities and variable life insurance.  Pursuant to an exemptive  order of the SEC, the Trust may also sell its shares  directly to qualified  plans.  If the
Trust does sell its shares to  qualified  plans other than the profit  sharing  plan  covering  employees of
American  Skandia  Life  Assurance  Corporation  and its  affiliates,  it  intends to use  American  Skandia
Marketing,  Incorporated  ("ASM, Inc.") or another affiliated  broker-dealer as underwriter,  if so required by applicable  law. ASM, Inc. is  registered as a  broker-dealer  with the SEC and the National  Association of  Securities  Dealers.  It is an  affiliate  of  American  Skandia  Life  Assurance  Corporation  and  the
Investment Manager,  being a wholly-owned  subsidiary of American Skandia,  Incorporated.  As of the date of this  Statement,  ASM, Inc. has not received  payments  from the Trust in  connection  with any brokerage or underwriting services provided to the Trust.

TAX MATTERS:

         This  discussion  of  federal  income  tax  consequences  applies  to the  Participating  Insurance
Companies and qualified plans because these entities are the  shareholders  of the Trust.  The Trust intends to qualify as a regulated  investment  company by  satisfying  the  requirements  under  Subchapter M of the
Internal  Revenue  Code  of  1986,  as  amended  (the  "Code"),   including  requirements  with  respect  to
diversification  of assets,  distribution  of income and  sources of  income.  It is the  Trust's  policy to distribute  to  shareholders  all of its  investment  income (net of expenses) and any capital gains (net of capital  losses)  in  accordance  with the  timing  requirements  imposed by the Code so that the Trust will satisfy the  distribution  requirement  of Subchapter M and not be subject to federal income taxes or the 4%
excise tax.

         Distributions  by the  Trust  of its net  investment  income  and the  excess,  if any,  of its net short-term  capital  gain over its net  long-term  capital  loss are  taxable to  shareholders  as  ordinary income.  These  distributions  are treated as dividends for federal  income tax  purposes,  but will qualify for the 70%  dividends-received  deduction  for  corporate  shareholders  only to the extent  designated  as attributable to dividends  received by the Trust in a notice from the Trust.  Distributions  by the Trust of the excess,  if any, of its net long-term  capital gain over its net short-term  capital loss are designated as capital gain dividends and are taxable to  shareholders  as long-term  capital  gains,  regardless of the length of time the shareholder held his shares.

         Portions of certain  Portfolio's  investment income may be subject to foreign income taxes withheld at source.  The Trust may elect to  "pass-through"  to the  shareholders  of such  Portfolios  these foreign taxes,  in which event each  shareholder  will be required  to include his pro rata  portion  thereof in his gross  income,  but will be able to deduct or  (subject to various  limitations)  claim a foreign tax credit for such amount.

         Distributions  to  shareholders  are  treated in the same manner for  federal  income tax  purposes whether  received in cash or reinvested  in additional  shares of the Trust.  In general,  distributions  by the Trust are taken into account by the  shareholders in the year in which they are made.  However,  certain distributions  made  during  January  will be treated as having  been paid by the Trust and  received by the shareholders  on  December  31 of the  preceding  year.  A statement  setting  forth the federal  income tax status of all  distributions  made or deemed made  during the year,  including  any amount of foreign  taxes
"passed  through," will be sent to  shareholders  promptly after the end of each year.  Notwithstanding  the foregoing, distributions by the Trust to certain Qualified Plans may be exempt from federal income tax.

         Under Code Section 817(h),  a segregated  asset account upon which a variable  annuity  contract or variable life insurance  policy is based must be "adequately  diversified." A segregated  asset account will be adequately  diversified if it satisfies one of two alternative  tests set forth in Treasury  regulations.
For purposes of these alternative  diversification  tests, a segregated asset account investing in shares of a regulated  investment company will be entitled to "look-through"  the regulated  investment company to its pro rata portion of the regulated  investment  company's assets,  provided the regulated  investment company satisfies  certain  conditions  relating to the ownership of its shares.  The Trust intends to satisfy these ownership  conditions.  Further,  the  Trust  intends  that each  Portfolio  separately  will be  adequately diversified.  Accordingly,  a segregated  asset account  investing  solely in shares of a Portfolio  will be adequately  diversified,  and a segregated asset account investing in shares of one or more Trust Portfolios and shares of other adequately diversified funds generally will be adequately diversified.

         The foregoing  discussion of federal income tax  consequences  is based on tax laws and regulations in  effect  on the date of this  Statement,  and is  subject  to change  by  legislative  or  administrative action.  A description of other tax  considerations  generally  affecting the Trust and its  shareholders is found in the section of the  Prospectus  entitled  "Tax  Matters."  No attempt is made to present a detailed explanation  of  the  tax  treatment  of the  Trust  or  its  shareholders.  The  discussion  herein  in the
Prospectus is not intended as a substitute for careful tax planning.

PERFORMANCE:

         The  Portfolios  may measure  performance  in terms of total return,  which is  calculated  for any specified  period of time by assuming the purchase of shares of the  Portfolio at the net asset value at the beginning of the period.  Quotations  of average  annual  return for a Portfolio  will be expressed in terms of the  average  annual  compounded  rate of return of a  hypothetical  investment  in such  Portfolio  over periods  of 1, 5, and 10 years  (up to the life of the  Portfolio)  and for such  other  periods  as  deemed appropriate  by the  Investment  Manager.  These are the annual  total rates of return that would equate the initial amount invested to the ending  redeemable  value.  These rates of return are calculated  pursuant to the following  formula:  P(1+T)n = ERV (where P = a hypothetical  initial payment of $1,000, T = the average annual  total  return,  n = the  number of years and ERV = the  ending  redeemable  value of a  hypothetical
$1,000  payment made at the  beginning  of the period).  Each  dividend or other  distribution  paid by each
Portfolio  during such period is assumed to have been reinvested at the net asset value on the  reinvestment date.  The shares  then owned as a result of this  process  are valued at the net asset  value at the end of the period.  The percentage  increase is determined by subtracting  the initial value of the investment from the ending value and  dividing the  remainder by the initial  value.  All total return  figures  reflect the deduction of a proportional share of Portfolio expenses on an annual basis.

         Each Portfolio's  cumulative total return shows a Portfolio's  overall dollar or percentage  change in value,  including  changes in share price and  assuming  each  Portfolio's  dividends  and capital  gains
distributions  are  reinvested.   An  average  annual  total  return  reflects  the  hypothetical   annually
compounded  return that would have  produced the same  cumulative  return if a Portfolio's  performance  had been  constant  over the  entire  period.  Because  average  annual  returns  for more than one year tend to smooth out variations in each Portfolio's  return,  investors should recognize that such figures are not the same as actual year-by-year  results. To illustrate the components of overall  performance,  a Portfolio may separate its cumulative  and average  annual  returns into income  results and capital gains or losses.  The average annual total return of each Portfolio  that had commenced  operations as of June 30, 2001,  computed as of that  date,  is shown in the table  below.  Such  performance  information  is  historical  and is not intended to indicate  future  performance of the Portfolio.  The  performance  information  does not reflect any charges associated with the variable  insurance  contracts through which Portfolio shares are purchased, and would be lower if it did.

                                                                          Total Return
                                                                          ------------
                                                   Date
                                                Available                  Three Years  Five Years      Ten         Since
                                                 for Sale      One Year                                Years      Inception
---------------------------------------------- ------------- ------------- ------------ ----------- ------------ ------------

AST DeAM International Equity Portfolio(1)       05/02/95    [insert]      [insert]     [insert]    {insert]     [insert]
AST Scudder Japan Portfolio*                     10/23/00    [insert]      [insert]     [insert]    {insert]     [insert]
AST Strong Internat'l Equity Portfolio(2)        05/17/89    [insert]      [insert]     [insert]    {insert]     [insert]
AST Janus Overseas Growth Portfolio              01/02/97    [insert]      [insert]     [insert]    {insert]     [insert]
AST American Century Internat'l Growth           01/02/97    [insert]      [insert]     [insert]    {insert]     [insert]
Portfolio
AST MFS Global Equity Portfolio                  10/18/99    [insert]      [insert]     [insert]    {insert]     [insert]
AST PBHG Small-Cap Growth Portfolio(3)           01/04/94    [insert]      [insert]     [insert]    {insert]     [insert]
AST DeAM Small-Cap Growth Portfolio(4)           01/04/99    [insert]      [insert]     [insert]    {insert]     [insert]
AST Federated Aggressive Growth Portfolio*       10/23/00    [insert]      [insert]     [insert]    {insert]     [insert]
AST    Goldman    Sachs    Small-Cap    Value    01/02/98    [insert]      [insert]     [insert]    {insert]     [insert]
Portfolio(5)
AST Gabelli Small-Cap Value Portfolio(6)         01/02/97    [insert]      [insert]     [insert]    {insert]     [insert]
AST Janus Mid-Cap Growth Portfolio*              05/01/00    [insert]      [insert]     [insert]    {insert]     [insert]
AST Neuberger Berman Mid-Cap Growth              10/20/94    [insert]      [insert]     [insert]    {insert]     [insert]
Portfolio(7)
AST Neuberger Berman Mid-Cap Value               05/04/93    [insert]      [insert]     [insert]    {insert]     [insert]
Portfolio(8)
AST Alger All-Cap Growth Portfolio*              01/03/00    [insert]      [insert]     [insert]    {insert]     [insert]
AST Gabelli All-Cap Value Portfolio*             10/23/00    [insert]      [insert]     [insert]    {insert]     [insert]
AST Kinetics Internet Portfolio*                 10/23/00    [insert]      [insert]     [insert]    {insert]     [insert]
AST T. Rowe Price Natural Resources Portfolio    05/02/95    [insert]      [insert]     [insert]    {insert]     [insert]
AST Alliance Growth Portfolio(9)                 05/02/96    [insert]      [insert]     [insert]    {insert]     [insert]
AST MFS Growth Portfolio                         10/18/99    [insert]      [insert]     [insert]    {insert]     [insert]
AST Marsico Capital Growth Portfolio             12/22/97    [insert]      [insert]     [insert]    {insert]     [insert]
AST JanCap Growth Portfolio                      11/06/92    [insert]      [insert]     [insert]    {insert]     [insert]
AST DeAM Large-Cap Value Portfolio(10)           10/23/00    [insert]      [insert]     [insert]    {insert]     [insert]
AST   Alliance/Bernstein   Growth   +   Value    05/01/01    [insert]      [insert]     [insert]    {insert]     [insert]
Portfolio*
AST Sanford Bernstein Core Value Portfolio*      05/01/01    [insert]      [insert]     [insert]    {insert]     [insert]
AST Cohen & Steers Realty Portfolio              01/02/98    [insert]      [insert]     [insert]    {insert]     [insert]
AST Sanford Bernstein Managed Index 500          01/02/98    [insert]      [insert]     [insert]    {insert]     [insert]
Portfolio(11)
AST American Century Income & Growth             01/02/97    [insert]      [insert]     [insert]    {insert]     [insert]
Portfolio(12)
AST Alliance Growth and Income Portfolio(13)     05/01/92    [insert]      [insert]     [insert]    {insert]     [insert]
AST MFS Growth with Income Portfolio             10/18/99    [insert]      [insert]     [insert]    {insert]     [insert]
AST INVESCO Equity Income Portfolio              01/04/94    [insert]      [insert]     [insert]    {insert]     [insert]
AST DeAM Global Allocation Portfolio(14)         05/04/93    [insert]      [insert]     [insert]    {insert]     [insert]
AST American Century Strategic Balanced          01/02/97    [insert]      [insert]     [insert]    {insert]     [insert]
Portfolio
AST T. Rowe Price Asset Allocation Portfolio     01/04/94    [insert]      [insert]     [insert]    {insert]     [insert]
AST T. Rowe Price Global Bond Portfolio(15)      05/03/94    [insert]      [insert]     [insert]    {insert]     [insert]
AST Federated High Yield Portfolio               01/04/94    [insert]      [insert]     [insert]    {insert]     [insert]
AST Lord Abbett Bond-Debenture Portfolio*        10/23/00    [insert]      [insert]     [insert]    {insert]     [insert]
AST PIMCO Total Return Bond Portfolio            01/04/94    [insert]      [insert]     [insert]    {insert]     [insert]
AST PIMCO Limited Maturity Bond Portfolio        05/02/95    [insert]      [insert]     [insert]    {insert]     [insert]
* Returns for these Portfolios are not annualized.
(1) Prior to  October  15,  1996,  Seligman  Henderson  Co.  served as  Sub-advisor  to the  Portfolio.  The performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior  Sub-advisor.  The performance  information  provided in the above chart  reflects that of the Portfolio for periods  during which the Portfolio was  sub-advised  by the prior Sub-advisor.
(2) Prior to October  15,  1996,  Seligman  Henderson  Co.  served as  Sub-advisor  to the  Portfolio.  From
October  15,  1996  to May 3,  1999,  Putnam  Investment  Management,  Inc.  served  as  Sub-advisor  to the
Portfolio.  From May 3, 1999 to December 10, 2001,  AIM Capital  Management,  Inc.  served as Sub-advisor to the Portfolio.  The performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.
(3) Prior to January 1, 1999,  Founders Asset  Management  LLC served as Sub-advisor to the Portfolio.  From
January 1, 1999 to September 17, 2001,  Janus Capital  Corporation  served as Sub-advisor for the Portfolio.
The  performance  information  provided in the above chart  reflects that of the Portfolio for periods which the Portfolio was sub-advised by the prior Sub-advisors.
(4) Prior to December 10, 2001,  Zurich Scudder  Investments,  Inc.  served as Sub-advisor to the Portfolio.
The  performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(5)  Prior  to May  1,  2001,  Lord,  Abbett  & Co.,  Inc.  served  as  Sub-advisor  to the  Portfolio.  The performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(6) Prior to October 23, 2000, T. Rowe Price  Associates,  Inc. served as Sub-advisor to the Portfolio.  The performance  information  provided in the above chart  reflects  that of the  Portfolio  for periods  during which the Portfolio was sub-advised by the prior Sub-advisor.
(7) Prior to May 1, 1998, Berger  Associates,  Inc. served as Sub-advisor to the Portfolio.  The performance information  provided in the above chart  reflects that of the  Portfolio  for periods  during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(8) Prior to May 1, 1998,  Federated  Investment  Counseling  served as Sub-advisor  to the  Portfolio.  The performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(9) Prior to  December  31,  1998,  Robertson,  Stephens  & Company  Investment  Management  L.P.  served as
Sub-advisor to the Portfolio.  From December 31, 1999 to April 30, 2000,  OppenheimerFunds,  Inc.  served as
Sub-advisor  to the  Portfolio.  The  performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.
(10)  Prior  to May 1,  2002,  Janus  Capital  Corporation  served  as  Sub-advisor  to the  Portfolio.  The performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(11) Prior to May 1, 2000,  Bankers Trust Company served as Sub-advisor  to the Portfolio.  The  performance information  provided in the above chart  reflects that of the  Portfolio  for periods  during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(12) Prior to May 4, 1999, Putnam Investment  Management,  Inc. served as Sub-advisor to the Portfolio.  The performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(13)  Prior  to May 1,  2000,  Lord,  Abbett  & Co.,  Inc.  served  as  Sub-advisor  to the  Portfolio.  The performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.
(14) Prior to October 15, 1996,  Phoenix  Investment  Counsel,  Inc. served as Sub-advisor to the Portfolio.
From  October  15,  1996  to  May 3,  1999,  Putnam  Investment  Management  served  as  Sub-advisor  to the
Portfolio.  From May 3, 1999 to May 1, 2002, A I M Capital  management,  Inc.  served as  Sub-advisor to the portfolio.  The  performance  information  provided in the above chart  reflects  that of the  Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisors.
(15) Prior to May 1, 1996,  Scudder,  Stevens & Clark,  Inc.  served as Sub-advisor  to the  Portfolio.  The performance  information  provided in the above chart reflects that of the Portfolio for periods during part of which the Portfolio was sub-advised by the prior Sub-advisor.

         The Portfolios may also measure  performance in terms of yield.  Each  Portfolio's  yield shows the rate of income the  Portfolio  earns on its  investments  as a percentage  of the  Portfolio's  share price.
Quotations of a Portfolio's  yield (other than the AST Money Market  Portfolio)  are based on the investment income per share earned  during a particular  30-day period  (including  dividends,  if any, and  interest), less  expenses  accrued  during the period  ("net  investment  income"),  and are  computed by dividing  net investment  income  by the net  asset  value  per  share  on the last day of the  period,  according  to the following formula:

                                          YIELD = 2[(a-b + 1)6 -1]
                                                     ---
                                                       cd

where:   a = dividend and interest income
         b = expenses accrued for the period
         c = average  daily  number of shares  outstanding  during the period that were  entitled to receive dividends
         d = maximum net asset value per share on the last day of the period

         For the  Portfolio's  investments  denominated  in  foreign  currencies,  income and  expenses  are calculated  in their  respective  currencies  and then  converted  to U.S.  dollars.  Yields are  calculated according  to  methods  that are  standardized  for all  stock and bond  funds.  Because  yield  calculation methods differ from the method used for other accounting  purposes (for instance,  currency gains and losses are not  reflected  in the  yield  calculation),  a  Portfolio's  yield may not  equal  the  income  paid to shareholders' accounts or the income reported in the Portfolio's financial statements.

         The AST Money  Market  Portfolio  yield  refers to the income  generated  by an  investment  in the
Portfolio  over a  seven-day  period  expressed  as an  annual  percentage  rate.  Such  Portfolio  also may calculate an effective  yield by compounding  the base period return over a one-year  period.  The effective yield  will  be  slightly  higher  than  the  yield  because  of the  compounding  effect  on  this  assumed reinvestment.

         The current yield and effective  yield  calculations  for shares of the AST Money Market  Portfolio are illustrated for the seven-day period ended December 31, 2001:

                                            Current Yield              Effective Yield
                                            -------------              ---------------
                                           [insert]                       [insert]

         Such  Portfolio's  total return is based on the overall  dollar or percentage  change in value of a hypothetical  investment  in  the  Portfolio  assuming  dividend  distributions  are  reinvested.  Prior  to
September 17, 2001,  J.P. Morgan  Investment  Management,  Inc. served as Sub-advisor to the Portfolio.  The performance  information  provided  above reflects that of the Portfolio for the period during part of which in the Portfolio was sub-advised by the prior Sub-advisor.

         The  Portfolios  impose no sales or other  charges  that  would  impact  the total  return or yield computations.  Portfolio  performance  figures are based upon  historical  results  and are not  intended to indicate  future  performance.  The  investment  return and  principal  value of an investment in any of the
Portfolios  will  fluctuate so that an  investor's  shares,  when  redeemed,  may be worth more or less than their original cost.

         Yield  and  total  returns  quoted  from the  Portfolios  include  the  effect  of  deducting  each
Portfolio's  expenses,  but may not include charges and expenses  attributable  to any particular  insurance product.  Because  shares of the Portfolios  may be purchased  through  variable  insurance  contracts,  the prospectus of the  Participating  Insurance  Company  sponsoring such contract should be carefully  reviewed for  information  on relevant  charges  and  expenses.  Excluding  these  charges  from  quotations  of each
Portfolio's  performance  has the effect of increasing the performance  quoted.  The effect of these charges should  be  considered  when  comparing  a  Portfolio's  performance  to  that of  other  mutual  funds.  In advertising and sales  literature,  these figures will be accompanied by figures that reflect the applicable contract charges.

         From time to time in advertisements or sales material,  the Portfolios (or Participating  Insurance
Companies) may discuss their  performance  ratings or other  information  as published by recognized  mutual fund  statistical  or  rating  services,  such  as  Lipper  Analytical  Services,  Inc.,  Morningstar  or by
publications  of  general  interest,  such as  Forbes  or  Money.  The  Portfolios  may also  compare  their
                                               ------      -----
performance  to that of other  selected  mutual  funds,  mutual fund  averages or  recognized  stock  market indicators,  including  the Standard & Poor's 500 Stock Index,  the  Standard & Poor Midcap  Index,  the Dow
Jones  Industrial  Average,  the Russell 2000 and the NASDAQ  composite.  In addition,  the  Portfolios  may compare their total return or yield to the yield on U.S.  Treasury  obligations and to the percentage change in the Consumer  Price Index.  Each of the AST Janus  Overseas  Growth  Portfolio,  AST T. Rowe Price Global
Bond Portfolio,  AST Founders Passport Portfolio,  AST American Century International Growth Portfolio,  and
AST Strong  International  Equity  Portfolio  may compare  its  performance  to the record of global  market indicators such as Morgan Stanley Capital International Europe,  Australia,  Far East Index (EAFE Index), an
unmanaged index of foreign common stock prices  translated into U.S.  dollars.  Such performance  ratings or comparisons may be made with funds that may have different  investment  restrictions,  objectives,  policies or techniques  than the Portfolios and such other funds or market  indicators may be comprised of securities that differ significantly from the Portfolios' investments.

CUSTODIAN:

         The custodian for all cash and  securities  holdings of the AST Founders  Passport  Portfolio,  AST
Scudder Japan Portfolio,  AST Strong  International  Equity Portfolio,  AST Janus Overseas Growth Portfolio,
AST American Century  International Growth Portfolio,  AST MFS Global Equity Portfolio and AST T. Rowe Price
Global  Bond  Portfolio  is JP Morgan  Chase  Bank,  4  MetroTech  Center,  Brooklyn,  New York  11245.  The
custodian  for all cash and  securities  holdings of the other  Portfolios  is PFPC Trust  Company,  Airport
Business  Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania  19113. For these
Portfolios,  The Chase  Manhattan  Bank will  serve as  co-custodian  with  respect  to  foreign  securities holdings.

OTHER INFORMATION:

         Principal  Holders:  As of November 5, 2001,  more than 99% of each  Portfolio  was owned of record by American  Skandia Life  Assurance  Corporation  ("ASLAC")  on behalf of the owners of variable  insurance products  issued by ASLAC.  As of  November  30,  2001,  the amount of shares of the Trust  owned by the ten persons  who were the  officers  and  directors  of the  Trust at that time and who are shown as such in the section  of this  Statement  entitled  "Management,"  was  less  than  one  percent  of the  shares.  To the knowledge of the Trust, no person owned  beneficially  more than 5% of any class of the Trust's  outstanding shares as of November 12, 2001.

         The  Participating  Insurance  Companies  are not  obligated to continue to invest in shares of any
Portfolio  under all  circumstances.  Variable  annuity and variable life  insurance  policy  holders should refer to the  prospectuses  for such products for a description of the  circumstances in which such a change might occur.

         Reports to Holders:  Holders of variable  annuity  contracts or variable  life  insurance  policies issued by Participating  Insurance  Companies for which shares of the Trust are the investment  vehicle will receive from the Participating  Insurance Companies,  unaudited semi-annual financial statements and audited year-end  financial  statements.  Participants  in the Skandia  Qualified Plan may request such  information from the plan's  trustees.  Each report will show the  investments  owned by the Trust and the market values of the investments and will provide other information about the Trust and its operations.

FINANCIAL STATEMENTS:

         The Trust's audited  financial  statements for the year ended December 31, 2001 are incorporated in this Statement of Additional  Information  by reference to Annual and  Semi-Annual  Reports to  Shareholders
for each  Portfolio.  The  audited  financial  statements  have been  audited  by  Deliotte  & Touche,  LLP, independent  accountants.  You may obtain,  without charge, a copy of any or all the documents  incorporated by reference  in this  Statement,  including  any exhibits to such  documents  which have been  specifically incorporated  by reference.  We send such  documents  upon receipt of your written or oral  request.  Please address your request to American  Skandia Trust,  P.O. Box 883,  Shelton,  Connecticut,  06484 or call (203)
926-1888.

                                                 APPENDIX:

                               Description of Certain Debt Securities Ratings
                               ----------------------------------------------

Moody's Investors Service, Inc. ("Moody's")

         Aaa -- Bonds  which are rated Aaa are judged to be of the best  quality.  They  carry the  smallest degree of investment  risk and are  generally  referred to as "gilt edge."  Interest  payments are protected by a large,  or  exceptionally  stable,  margin,  and  principal  is secure.  While the  various  protective elements  are  likely to  change,  such  changes  as can be  visualized  are most  unlikely  to  impair  the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high  quality by all  standards.  Together  with the Aaa group they  comprise  what are  generally  known as high grade bonds.  They are rated lower than the best  bonds  because  margins of  protection  may not be as large as in Aaa  securities  or  fluctuation  of protective  elements  may be of greater  amplitude  or there may be other  elements  present  which make the long-term risk appear somewhat larger than the Aaa securities.

         A --  Bonds  which  are  rated  A  possess  many  favorable  investment  attributes  and  are to be considered  as  upper-medium-grade  obligations.  Factors  giving  security to  principal  and  interest are considered  adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa -- Bonds  which are rated  Baa are  considered  as medium  grade  obligations  (i.e.,  they are neither highly  protected nor poorly  secured).  Interest  payments and principal  security  appear adequate for the present but  certain  protective  elements  may be lacking or may be  characteristically  unreliable over any great  length of time.  Such bonds lack  outstanding  investment  characteristics  and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have  speculative  elements;  their  future  cannot be considered as well  assured.  Often the  protection of interest and principal  payments may be very moderate and thereby not well  safeguarded  during both good and bad times over the future.  Uncertainty  of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack  characteristics of a desirable  investment.  Assurance of interest and  principal  payments or of  maintenance  of other terms of the contract over any long period of time may be small.

         Caa -- Bonds  which are rated Caa are of poor  standing.  Such  issues  may be in  default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds  which are rated Ca  represent  obligations  which are  speculative  in a high  degree.
Such issues are often in default or have other marked shortcomings.

         C -- Bonds  which  are  rated C are the  lowest  rated  class of bonds  and  issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Corporation ("Standard & Poor's")

         AAA -- Debt  rated AAA has the  highest  rating  assigned  by  Standard & Poor's.  Capacity  to pay interest and repay principal is extremely strong.

         AA -- Debt rated AA has a strong  capacity to pay  interest and repay  principal,  and differs from the highest rated issues only in a small degree.

         A -- Debt  rated A has a strong  capacity  to pay  interest  and repay  principal,  although  it is somewhat more  susceptible to the adverse effects of changes in circumstances  and economic  conditions than debt in higher rated categories.

         BBB - Debt  rated  BBB is  regarded  as having  an  adequate  capacity  to pay  interest  and repay principal.  Whereas they normally exhibit adequate  protection  parameters,  adverse economic  conditions or changing  circumstances  are more likely to lead to a weakened  capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB,  B,  CCC,  CC, C -- Debt  rated  BB, B,  CCC,  CC and C is  regarded  as  having  predominantly speculative  characteristics  with  respect to capacity to pay interest  and repay  principal.  BB indicates the least  degree of  speculation  and C the  highest.  While such debt will  likely  have some  quality and protective  characteristics,  these are outweighed by large uncertainties of major risk exposures to adverse conditions.

         BB -- Debt rated BB has less  near-term  vulnerability  to default than other  speculative  issues.
However,  it faces major  ongoing  uncertainties  or exposure to adverse  business,  financial,  or economic conditions which could lead to inadequate  capacity to meet timely interest and principal  payments.  The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B -- Debt rated B has a greater  vulnerability  to default but  currently  has the capacity to meet interest  payments and principal  repayments.  Adverse  business,  financial,  or economic  conditions  will likely impair  capacity or willingness to pay interest and repay  principal.  The B rating  category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC -- Debt rated CCC has a  currently  identifiable  vulnerability  to default,  and is  dependent upon  favorable  business,  financial,  and  economic  conditions  to meet timely  payment of  interest  and repayment  of  principal.  In the event of adverse  business,  economic or financial  conditions,  it is not likely to have the capacity to pay interest and repay  principal.  The CCC rating  category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC -- The rating CC  typically is applied to debt  subordinated  to senior debt that is assigned an actual or implied CCC rating.

         C -- The C rating may be used to cover a  situation  where a  bankruptcy  petition  has been filed, but debt service payments are continued.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Debt rated D is in payment  default.  The D rating category is used when interest  payments or principal  payments  are not made on the date due,  even if the  applicable  grace  period has not  expired, unless  Standard & Poor's  believes that such  payments will be made during such grace period.  The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus  (-) --  Ratings  from AA to CCC may be  modified  by the  addition  of a plus of minus sign to show relative standing within the major rating categories.

                              Description of Certain Commercial Paper Ratings
                              -----------------------------------------------

Moody's

         Prime-1  -- Issuers  rated  Prime-1  (or  supporting  institutions)  have a  superior  ability  for repayment  of senior  short-term  debt  obligations.  Prime-1  repayment  ability will often be evidenced by many of the  following  characteristics:  leading  market  positions in  well-established  industries;  high rates of return on funds employed;  conservative  capitalization  structures with moderate  reliance on debt and ample  asset  protection;  broad  margins in  earnings  coverage  of fixed  financial  charges  and high internal cash generation;  and  well-established  access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 -- Issuers rated Prime-2 (or related  supporting  institutions)  have a strong  ability for repayment  of  senior  short-term  debt  obligations.  This  will  normally  be  evidenced  by  many  of the characteristics  cited above,  but to a lesser degree.  Earnings  trends and coverage  ratios,  while sound, may be more subject to  variation.  Capitalization  characteristics,  while still  appropriate,  may be more affected by external conditions.  Ample alternate liquidity is maintained.

         Prime-3 -- Issuers rated Prime-3 (or related  supporting  institutions)  have an acceptable ability for repayment of senior  short-term  debt  obligations.  The effect of industry  characteristics  and market compositions  may be more  pronounced.  Variability in earnings and  profitability  may result in changes in the level of debt  protection  measurements  and may require  relatively high financial  leverage.  Adequate alternate liquidity is maintained.

         Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's

         A-1 -- This  highest  category  indicates  that the  degree of safety  regarding  time  payment  is strong.  Those issues  determined  to possess  extremely  strong safety  characteristics  are denoted with a plus sign designation.

         A-2 -- Capacity for timely payment on issues with this  designation is satisfactory.  However,  the relative degree of safety is not as high as for issues designated "A-1".

         A-3 -- Issues  carrying this  designation  have  adequate  capacity for timely  payment.  They are, however,  more vulnerable to the adverse effects of the changes in circumstances  than obligations  carrying the higher designations.

         B -- Issues rated B are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D - Debt rated D is in payment  default.  The D rating  category is used when interest  payments or principal  payments  are not made on the date due,  even if the  applicable  grace  period has not  expired, unless Standard & Poor's believes that such payments will be made during such grace period.

PART C.      OTHER INFORMATION
------------------------------

ITEM 23.          Exhibits
                  --------

         xii      (a).     (1)      Amended and Restated Declaration of Trust of Registrant.

         xv       (b).     By-laws of Registrant.

         vi       (c).     Articles  III and VI of the  Registrant's  Declaration  of Trust and  Article  11 of the
                           Registrant's By-laws.

         vi       (d).     (1)      Investment  Management  Agreement between  Registrant and American Skandia Life
                                    Investment Management, Inc. for the AST JanCap Growth Portfolio.

         xxi               (2)      Investment  Management  Agreement between  Registrant and American Skandia Life
                                    Investment Management, Inc. for the AST Money Market Portfolio.

         vi                (3)      Investment  Management  Agreement between  Registrant and American Skandia Life
                                    Investment Management, Inc. for the AST Federated High Yield Portfolio.

         vi                (4)      Investment  Management  Agreement between  Registrant and American Skandia Life
                                    Investment Management, Inc. for the AST DeAM Global Allocation Portfolio.

         vi                (5)      Investment  Management  Agreement between  Registrant and American Skandia Life
                                    Investment Management, Inc. for the AST INVESCO Equity Income Portfolio.

         vi                (6)      Investment  Management  Agreement between  Registrant and American Skandia Life
                                    Investment Management, Inc. for the AST PIMCO Total Return Portfolio.

         vi                (7)      Investment  Management  Agreement between  Registrant and American Skandia Life
                                    Investment Management, Inc. for AST T. Rowe Price Natural Resources Portfolio.

         vi                (8)      Investment  Management  Agreement between  Registrant and American Skandia Life
                                    Investment Management, Inc. for AST PIMCO Limited Maturity Bond Portfolio.

         i                 (9)      Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services,  Incorporated for the AST T. Rowe Price International Bond
                                    Portfolio.

         ii                (10)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST Janus Overseas Growth Portfolio.

         *                 (11)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for  the  AST  DeAM  International  Equity
                                    Portfolio.

         ii                (12)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated for the AST American Century  International
                                    Growth Portfolio.

         ii                (13)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the  AST  American  Century  Strategic
                                    Balanced Portfolio.

         x                 (14)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services,  Incorporated for the AST American Century Income & Growth
                                    Portfolio.

         xxiii             (15)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the AST  Strong  International  Equity
                                    Portfolio.

         *                 (16)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST DeAM Global Allocation Portfolio.

         xix               (17)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the AST Goldman Sachs  Small-Cap Value
                                    Portfolio.

         v                 (18)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST Cohen & Steers Realty Portfolio.

         v                 (19)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST Marsico Capital Growth Portfolio.

         vii               (20)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the AST Neuberger Berman Mid-Cap Value
                                    Portfolio.

         vii               (21)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated for the AST Neuberger Berman Mid-Cap Growth
                                    Portfolio.

         xx                (22)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST PBHG Small-Cap Growth Portfolio.

         xxiii             (23)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST DeAM Small-Cap Growth Portfolio.

         xii               (24)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST MFS Global Equity Portfolio.

         xii               (25)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST MFS Growth Portfolio.

         xii               (26)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST MFS Growth with Income Portfolio.

         xiii              (27)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST Alger All-Cap Growth Portfolio.

         xv                (28)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST Janus Mid-Cap Growth Portfolio.

         xv                (29)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST Alliance Growth Portfolio.

         xv                (30)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated for the AST Sanford Bernstein Managed Index
                                    500 Portfolio.

         xv                (31)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the AST  Alliance  Growth  and  Income
                                    Portfolio.

         xvii              (32)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST Scudder Japan Portfolio.

         xvii              (33)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the AST  Federated  Aggressive  Growth
                                    Portfolio.

         xvii              (34)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment   Services,   Incorporated  for  the  AST  Gabelli  Small-Cap  Value
                                    Portfolio.

         xvii              (35)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST Gabelli All-Cap Value Portfolio.

         xvii              (36)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST Kinetics Internet Portfolio.

         *                 (37)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST DeAM Large-Cap Value Portfolio.

         xvii              (38)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the  AST  Lord  Abbett  Bond-Debenture
                                    Portfolio.

         xix               (39)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the AST  Alliance/Bernstein  Growth  +
                                    Value Portfolio.

         xix               (40)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment  Services,  Incorporated  for the AST Sanford  Bernstein  Core Value
                                    Portfolio.

                           (41)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST DeAM Small-Cap Value Portfolio.

                           (42)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST DeAM Large-Cap Growth Portfolio.

         *                 (43)     Investment   Management  Agreement  between  Registrant  and  American  Skandia
                                    Investment Services, Incorporated for the AST DeAM Bond Portfolio.

         vi                (44)     Sub-advisory  Agreement  between American  Skandia Life Investment  Management,
                                    Inc. and Janus Capital Corporation for the AST JanCap Growth Portfolio.

         xxi               (45)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    Wells  Fargo  Investment  Management,  Incorporated  for the AST  Money  Market
                                    Portfolio.

         vi                (46)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    Federated Investment Counseling for the AST Federated High Yield Portfolio.

         vii               (47)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    T. Rowe Price  Associates,  Inc.  for the AST T. Rowe Price  Asset  Allocation
                                    Portfolio.

         xvi               (48)     Sub-advisory  Agreement between American Skandia  Investment  Services Inc. and
                                    Pacific Investment Management Company for the AST PIMCO Total Return Portfolio.

         vi                (49)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    T. Rowe Price  Associates,  Inc.  for the AST T. Rowe Price  Natural  Resources
                                    Portfolio.

         xvi               (50)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    Pacific  Investment  Management Company for the AST PIMCO Limited Maturity Bond
                                    Portfolio.

         xvii              (51)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and T. Rowe Price  International,  Inc. for the AST T. Rowe Price
                                    Global Bond Portfolio.

         ii                (52)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and Janus Capital  Corporation  for the AST Janus Overseas Growth
                                    Portfolio.

         vii               (53)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated   and   Deutsche   Asset   Management,   Inc.  for  the  AST  DeAM
                                    International Equity Portfolio.

         xvi               (54)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  American  Century  Investment  Management,  Inc. for the AST
                                    American Century International Growth Portfolio.

         xvi               (55)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  American  Century  Investment  Management,  Inc. for the AST
                                    American Century Strategic Balanced Portfolio.

         xvi               (56)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  American  Century  Investment  Management,  Inc. for the AST
                                    American Century Income & Growth Portfolio.

         xxiii             (57)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated   and  Strong  Capital   Management,   Inc.  for  the  AST  Strong
                                    International Equity Portfolio.

         *                 (58)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  Deutsche  Asset  Management,  Inc.  for the AST DeAM  Global
                                    Allocation Portfolio.

         iv                (59)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  INVESCO  Trust  Company for the AST  INVESCO  Equity  Income
                                    Portfolio.

         viii              (60)     Amendment  to  Sub-advisory   Agreement  between  American  Skandia  Investment
                                    Services,  Incorporated,  INVESCO Trust  Company and INVESCO Funds Group,  Inc.
                                    for the AST INVESCO Equity Income Portfolio.

         xix               (61)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and Goldman  Sachs  Asset  Management  for the AST Goldman  Sachs
                                    Small-Cap Value Portfolio.

         v                 (62)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and Cohen & Steers Capital  Management,  Inc. for the AST Cohen &
                                    Steers Realty Portfolio.

         xviii             (63)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and Marsico Capital  Management,  LLC for the AST Marsico Capital
                                    Growth Portfolio.

         vii               (64)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  Neuberger&Berman   Management,   Incorporated  for  the  AST
                                    Neuberger Berman Mid-Cap Value Portfolio.

         vii               (65)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  Neuberger&Berman   Management,   Incorporated  for  the  AST
                                    Neuberger Berman Mid-Cap Growth Portfolio.

         xx                (66)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and Pilgrim Baxter & Associates,  Ltd. for the AST PBHG Small-Cap
                                    Growth Portfolio.

         xxiii             (67)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and Deutsche  Asset  Management,  Inc. for the AST DeAM Small-Cap
                                    Growth Portfolio.

         xii               (68)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  Massachusetts  Financial  Services  Company  for the AST MFS
                                    Global Equity Portfolio.

         xii               (69)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  Massachusetts  Financial  Services  Company  for the AST MFS
                                    Growth Portfolio.

         xii               (70)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and  Massachusetts  Financial  Services  Company  for the AST MFS
                                    Growth with Income Portfolio.

         xxiii             (71)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated and Fred Alger  Management,  Inc. for the AST Alger All-Cap Growth
                                    Portfolio.

         xv                (72)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and Janus Capital  Corporation.  for the AST Janus Mid-Cap Growth
                                    Portfolio.

         xv                (73)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated and Alliance  Capital  Management L.P. for the AST Alliance Growth
                                    Portfolio.

         xvii              (74)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated and Sanford C. Bernstein & Co., LLC for the AST Sanford  Bernstein
                                    Managed Index 500 Portfolio.

         xv                (75)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated and Alliance  Capital  Management L.P. for the AST Alliance Growth
                                    and Income Portfolio.

         xvii              (76)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated  and Scudder  Kemper  Investments,  Inc. for the AST Scudder Japan
                                    Portfolio.

         xvii              (77)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    Federated  Investment  Counseling  for  the  AST  Federated  Aggressive  Growth
                                    Portfolio.

         xvii              (78)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    GAMCO Investors, Inc. for the AST Gabelli Small-Cap Value Portfolio.

         xvii              (79)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    GAMCO Investors, Inc. for the AST Gabelli All-Cap Value Portfolio.

         xvii              (80)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    Kinetics Asset Management, Inc. for the AST Kinetics Internet Portfolio.

         *                 (81)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    Deutsche Asset Management, Inc. for the AST DeAM Large-Cap Value Portfolio.

         xvii              (82)     Sub-advisory  Agreement between American Skandia Investment Services,  Inc. and
                                    Lord Abbett & Co. for the AST Lord Abbett Bond-Debenture Portfolio.

         xix               (83)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated,  Alliance Capital Management L.P. and Sanford C. Bernstein & Co.,
                                    LLC for the AST Alliance/Bernstein Growth + Value Portfolio.

         xix               (84)     Sub-advisory   Agreement   between   American  Skandia   Investment   Services,
                                    Incorporated and Sanford C. Bernstein & Co., LLC for the AST Sanford  Bernstein
                                    Core Value Portfolio.

                           (85)     Sub-advisory  Agreement  between American  Skandia Investment  Services,
                                    Inc. and Deutsche  Asset  Management,  Inc.  for the AST DeAM  Small-Cap  Value
                                    Portfolio.

                           (86)     Sub-advisory  Agreement  between American  Skandia Investment  Services,
                                    Inc. and Deutsche  Asset  Management,  Inc. for the AST DeAM  Large-Cap  Growth
                                    Portfolio.

         *                 (87)     Sub-advisory  Agreement  between American  Skandia Investment  Services,
                                    Inc. and Deutsche Asset Management, Inc. for the AST DeAM Bond Portfolio.

         vi       (e).     (1)      Sales  Agreement  between   Registrant  and  American  Skandia  Life  Assurance
Corporation.

         ii                (2)      Sales Agreement between Registrant and Kemper Investors Life Insurance Company.

                  (f).     None.

         viii     (g).     (1)      Amended and Restated Custody  Agreement  between  Registrant and Morgan Stanley
                                    Trust Company.

         xx                (2)      Foreign Custody Manager  Delegation  Amendment between Registrant and The Chase
                                    Manhattan Bank.

         vi                (3)      Amended Custodian Agreement between Registrant and Provident National Bank.

         viii              (4)      Amendment to Custodian Services Agreement between Registrant and PNC Bank, N.A.

         xv                (5)      Amendment to Custodian  Services  Agreement  between  Registrant and PFPC Trust
                                    Company

         vi                (6)      Amended Transfer Agency Agreement  between  Registrant and Provident  Financial
                                    Processing Corporation.

         vi       (h).     (1)      Amended  Administration  Agreement between  Registrant and Provident  Financial
                                    Processing Corporation.

         iii               (2)      Service Agreement between American Skandia  Investment  Services,  Incorporated
                                    and Kemper Investors Life Insurance Company.

                  (i).     Consent of Counsel for the Registrant.

         *        (j).     Independent Auditors' Consent.

                  (k).     None.

         vi       (l).     Certificate re:  initial $100,000 capital.

         xv       (m)      Form of Rule 12b-1 plan

                  (n).     None.

         xvi      (p)      (1)      Form of Code of Ethics of Registrant pursuant to Rule 17j-1.

         xvi               (2)      Form of Code of Ethics of American Skandia Investment Services, Incorporated.

         xvi               (3)      Form of Code of Ethics of American Skandia Marketing, Incorporated.

         xviii             (4)      Form of Code of Ethics of Alliance Capital Management L.P.

         xviii             (5)      Form of Code of Ethics of American Century Investment Management, Inc.

         xviii             (6)      Form of Code of Ethics of Cohen & Steers Capital Management, Inc.

         xxiii             (7)      Form of Code of Ethics of Deutsche Asset Management, Inc.

         xviii             (8)      Form of Code of Ethics of Federated Investment Counseling

         xviii             (9)     Form of Code of Ethics of Fred Alger Management, Inc.

         xviii             (10)     Form of Code of Ethics of GAMCO Investors, Inc.

         xix               (11)     Form of Code of Ethics of Goldman Sachs Asset Management

         xix               (12)     Form of Code of Ethics of Kinetics Asset Management, Inc.

         xviii             (13)     Form of Code of Ethics of INVESCO Funds Group, Inc.

         xviii             (14)     Form of Code of Ethics of Janus Capital Corporation

         xviii             (15)     Form of Code of Ethics of Lord, Abbett & Co.

         xviii             (16)     Form of Code of Ethics of Marsico Capital Management, LLC

         xviii             (17)     Form of Code of Ethics of Massachusetts Financial Services Company

         xviii             (18)     Form of Code of Ethics of Neuberger Berman Management, Inc.

         xix               (19)     Form of Code of Ethics of Pacific Investment Management Company LLC

         xx                (20)     Form of Code of Ethics of Pilgrim Baxter & Associates, Ltd.

         xviii             (21)     Form of Code of Ethics of Sanford C. Bernstein & Co., LLC

         xxiii             (22)     Form of Code of Ethics of Strong Capital Management, Inc.

         xviii             (23)     Form of Code of Ethics of T. Rowe Price Associates, Inc.

         xviii             (24)     Form of Code of Ethics of T. Rowe Price International, Inc.

         xxi               (25)     Form of Code of Ethics of Wells Capital Management, Incorporated

         xix               (26)     Form of Code of Ethics of Zurich Scudder Investments, Inc.

--------------------------
*        To be provided by future amendment.

i        Filed as an Exhibit to  Post-Effective  Amendment No. 18 to  Registration  Statement,  which Amendment was filed via EDGAR on April 30, 1996, and is incorporated herein by reference.

ii       Filed as an Exhibit to  Post-Effective  Amendment No. 20 to  Registration  Statement,  which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

iii      Filed as an Exhibit to  Post-Effective  Amendment No. 21 to  Registration  Statement,  which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

iv       Filed as an Exhibit to  Post-Effective  Amendment No. 23 to  Registration  Statement,  which Amendment was filed via EDGAR on October 7, 1997, and is incorporated herein by reference.

v        Filed as an Exhibit to  Post-Effective  Amendment No. 24 to  Registration  Statement,  which Amendment was filed via EDGAR on December 19, 1997, and is incorporated herein by reference.

vi       Filed as an Exhibit to  Post-Effective  Amendment No. 25 to  Registration  Statement,  which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

vii      Filed as an Exhibit to  Post-Effective  Amendment No. 26 to  Registration  Statement,  which Amendment was filed via EDGAR on May 1, 1998, and is incorporated herein by reference.

viii     Filed as an Exhibit to  Post-Effective  Amendment No. 27 to  Registration  Statement,  which Amendment was filed via EDGAR on October 16, 1998, and is incorporated herein by reference.

ix       Filed as an Exhibit to  Post-Effective  Amendment No. 28 to  Registration  Statement,  which Amendment was filed via EDGAR on December 28, 1998, and is incorporated herein by reference.

x        Filed as an Exhibit to  Post-Effective  Amendment No. 30 to  Registration  Statement,  which Amendment was filed via EDGAR on April 28, 1999, and is incorporated herein by reference.

xi       Filed as an Exhibit to  Post-Effective  Amendment No. 31 to  Registration  Statement,  which Amendment was filed via EDGAR on August 4, 1999, and is incorporated herein by reference.

xii      Filed as an Exhibit to  Post-Effective  Amendment No. 32 to  Registration  Statement,  which Amendment was filed via EDGAR on October 15, 1999, and is incorporated herein by reference.

xiii     Filed as an Exhibit to  Post-Effective  Amendment No. 33 to  Registration  Statement,  which Amendment was filed via EDGAR on October 19, 1999, and is incorporated herein by reference.

xiv      Filed as an Exhibit to  Post-Effective  Amendment No. 34 to  Registration  Statement,  which Amendment was filed via EDGAR on February 16, 2000, and is incorporated herein by reference.

xv       Filed as an Exhibit to  Post-Effective  Amendment No. 35 to  Registration  Statement,  which Amendment was filed via EDGAR on April 27, 2000, and is incorporated herein by reference.

xvi      Filed as an Exhibit to  Post-Effective  Amendment No. 36 to  Registration  Statement,  which Amendment was filed via EDGAR on July 28, 2000, and is incorporated herein by reference.

xvii     Filed as an Exhibit to  Post-Effective  Amendment No. 37 to  Registration  Statement,  which Amendment was filed via EDGAR on October 10, 2000, and is incorporated herein by reference.

xviii    Filed as an Exhibit to  Post-Effective  Amendment No. 38 to  Registration  Statement,  which Amendment was filed via EDGAR on February 15, 2001, and is incorporated herein by reference.

xix      Filed as an Exhibit to  Post-Effective  Amendment No. 39 to  Registration  Statement,  which Amendment was filed via EDGAR on April 30, 2001, and is incorporated herein by reference.

xx       Filed as an Exhibit to  Post-Effective  Amendment No. 40 to  Registration  Statement,  which Amendment was filed via EDGAR on July 16, 2001, and is incorporated herein by reference.

xxi      Filed as an Exhibit to  Post-Effective  Amendment No. 41 to  Registration  Statement,  which Amendment was filed via EDGAR on September 14, 2001, and is incorporated herein by reference.

xxii     Filed as an Exhibit to  Post-Effective  Amendment No. 42 to  Registration  Statement,  which Amendment was filed via EDGAR on October 11, 2001, and is incorporated herein by reference.

xxiii    Filed as an Exhibit to  Post-Effective  Amendment No. 43 to  Registration  Statement,  which Amendment was filed via EDGAR on December 10, 2001, and is incorporated herein by reference.

ITEM 24. Persons Controlled By or Under Common Control with Registrant
         -------------------------------------------------------------

         Registrant  does not  control  any  person  within  the  meaning of the  Investment  Company  Act of 1940.
Registrant  may be deemed to be under  common  control with its  investment  manager and its  affiliates  because a controlling  interest  in  Registrant  is held of  record by  American  Skandia  Life  Assurance  Corporation.  See
Registrant's  Statement of  Additional  Information  under  "Organization  and  Management of the Trust" and "Other
Information."

ITEM 25. Indemnification
         ---------------

         Section 5.2 of the Registrant's Amended and Restated Declaration of Trust provides as follows:

         The Trust shall indemnify each of its Trustees,  officers,  employees,  and agents (including  persons who serve at its request as directors,  officers,  employees,  agents or trustees of another  organization  in which it has any interest as a shareholder,  creditor or otherwise)  against all  liabilities and expenses
         (including  amounts paid in  satisfaction  of judgments,  in compromise,  as fines and  penalties,  and as counsel fees)  reasonably  incurred by him in connection  with the defense or  disposition  of any action, suit or other proceeding,  whether civil or criminal,  in which he may be involved or with which he may be threatened,  while in  office or  thereafter,  by  reason  of his  being or  having  been such a  trustee, officer,  employee or agent,  except with respect to any matter as to which he shall have been adjudicated to be  liable  to the  Trust  or its  Shareholders  by  reason  of  having  acted  in bad  faith,  willful misfeasance,  gross  negligence or reckless  disregard of his duties;  provided,  however,  that as to any matter disposed of by a compromise payment by such person,  pursuant to a consent decree or otherwise,  no indemnification  either for said payment or for any other  expenses shall be provided  unless  approved as in the best  interests of the Trust,  after notice that it involves  such  indemnification,  by at least a majority  of  the  disinterested  Trustees  acting  on  the  matter  (provided  that  a  majority  of  the disinterested  Trustees  then in office act on the matter)  upon a  determination,  based upon a review of readily  available  facts,  that (i) such person acted in good faith in the reasonable  belief that his or her  action  was  in the  best  interests  of the  Trust  and  (ii)  is not  liable  to the  Trust  or the
         Shareholders  by reason of willful  misfeasance,  bad faith,  gross  negligence  or reckless  disregard of duties;  or the trust shall have received a written  opinion from  independent  legal counsel  approved by the  Trustees  to the effect  that (x) if the matter of good  faith and  reasonable  belief as to the best interests of the Trust,  had been  adjudicated,  it would have been  adjudicated  in favor of such person, and (y) based upon a review of readily  available facts such trustee,  officer,  employee or agent did not engage in willful  misfeasance,  gross  negligence or reckless  disregard of duty. The rights  accruing to any  Person  under  these  provisions  shall  not  exclude  any  other  right to which he may be  lawfully entitled;  provided that no Person may satisfy any right of indemnity or  reimbursement  granted herein or in Section 5.1 or to which he may be otherwise  entitled  except out of the property of the Trust,  and no
         Shareholder  shall be  personally  liable  to any  Person  with  respect  to any claim  for  indemnity  or reimbursement  or otherwise.  The Trustees may make advance  payments in connection  with  indemnification under this Section 5.2,  provided that the  indemnified  person shall have given a written  undertaking to reimburse  the  Trust  in the  event  it is  subsequently  determined  that  he is not  entitled  to  such indemnification  and, provided  further,  that the Trust shall have obtained  protection,  satisfactory in the sole judgement of the  disinterested  Trustees  acting on the matter  (provided that a majority of the disinterested  Trustees  then in office act on the  matter),  against  losses  arising out of such advance payments or such Trustees , or independent  legal counsel,  in a written  opinion,  shall have determined, based upon a review of readily  available  facts that there is reason to believe  that such person will be found to be entitled to such indemnification.

         With respect to liability of the  Investment  Manager to Registrant  or to  shareholders  of  Registrant's
Portfolios  under the  Investment  Management  Agreements,  reference  is made to  Section 13 or 14 of each form of
Investment Management Agreement filed herewith or incorporated by reference herein.

         With  respect to the  Sub-Advisors'  indemnification  of the  Investment  Manager and its  affiliated  and controlling  persons,  and the Investment  Manager's  indemnification  of each  Sub-advisor  and its affiliated and controlling persons,  reference is made to Section 14 (Section 9 in the case of the Sub-Advisory  Agreement for the
AST JanCap Growth  Portfolio) of each form of  Sub-Advisory  Agreement  filed herewith or incorporated by reference herein.

         Insofar as  indemnification  for liability  arising under the  Securities  Act of 1933 may be permitted to trustees,  officers and controlling persons of the Registrant pursuant to the foregoing  provisions,  or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange  Commission  (the  "Commission")
such  indemnification  is against public policy as expressed in the Act and is,  therefore,  unenforceable.  In the event that a claim for  indemnification  against  such  liabilities  (other than the payment by the  Registrant  or expenses incurred or paid by a trustee,  officer or controlling  person of the Registrant in the successful defense of any action,  suit or proceeding) is asserted by such director,  officer or controlling person in connection with the securities  being  registered,  the Registrant  will,  unless in the opinion of its counsel the matter has been settled  by  controlling  precedent,  submit to a court of  appropriate  jurisdiction  the  question  whether  such indemnification  by it is  against  public  policy  as  expressed  in the Act and  will be  governed  by the  final adjudication of such issue.

ITEM 26.          Business and Other Connections of Investment Adviser
                  ----------------------------------------------------

         American Skandia Investment Services,  Incorporated ("ASISI"),  One Corporate Drive, Shelton,  Connecticut
06484,  serves as the investment  manager to the Registrant.  Information as to the officers and directors of ASISI is included in ASISI's Form ADV (File No.  801-40532),  including  the  amendments  to such Form ADV filed with the
Commission on February 28, 2001 and June 29, 2001 and is incorporated herein by reference.

ITEM 27. Principal Underwriter
         ---------------------

         Registrant's  shares  are  presently  offered  exclusively  as an  investment  medium  for life  insurance companies  writing both variable  annuity and variable life insurance  policies.  Pursuant to an exemptive order of the  Commission,  Registrant may also sell its shares  directly to the Skandia  Qualified Plan and other  qualified plans. If Registrant  sells its shares to other  qualified  plans,  it intends to use American  Skandia  Marketing,
Incorporated  ("ASM, Inc.") or another affiliated  broker-dealer as underwriter,  if so required by applicable law.
ASM,  Inc. is  registered  as a  broker-dealer  with the  Commission  and the National  Association  of  Securities
Dealers.  It is an  affiliate  of ASISI and  American  Skandia Life  Assurance  Corporation,  being a  wholly-owned subsidiary of American Skandia, Incorporated.

         The following  individuals,  all of whom have as their principal  business  address,  One Corporate Drive,
Shelton, Connecticut 06484, are the current officers and/or directors of ASM, Inc.:

Wade A. Dokken                                         President & Chief Executive Officer
Thomas M. Mazzaferro                                   Executive Vice President,  Treasurer, Corporate Controller, Chief Financial
                                                       Officer & Director
Patricia J. Abram                                      Senior Vice President
Lori Allen                                             Vice President
Hollie Briggs                                          Vice President
Robert Brinkman                                        Senior Vice President
Carl Cavaliere                                         Vice President, Corporate Treasurer and Business Controller
Lucinda C. Ciccarello                                  Vice President
John W. Coleman                                        Vice President
Timothy S. Cronin                                      Vice President
Lincoln R. Collins                                     Senior Vice President, Chief  Operating Officer & Director
Lisa Foote                                             Vice President
Jacob Herschler                                        Vice President
Michael A. Murray                                      Senior Vice President
Carl E. Oberholtzer                                    Vice President
David A. Pugliese                                      Interim Chief Compliance Officer
Polly Rae                                              Vice President
Rebecca Ray                                            Senior Vice President
Timothy A. Rogers                                      Vice President
Hayward L. Sawyer                                      Senior Vice President
Guy Sullivan                                           Vice President
Leslie S. Sutherland                                   Vice President
Amanda C. Sutyak                                       Vice President
Bayard F. Tracy                                        Senior Vice President
Robert G. Whitcher                                     Director
Kirk Wickman                                           Senior Vice President and General Counsel
Kathleen A. Chapman                                    Corporate Secretary

         Of the above,  the following  individuals are also officers and/or trustees of Registrant:  Wade A. Dokken
(President), and Thomas M. Mazzaferro (Trustee).

ITEM 28. Location of Accounts and Records
         --------------------------------

         Records regarding the Registrant's  securities  holdings are maintained at Registrant's  Custodians,  PFPC
Trust Company,  Airport  Business  Center,  International  Court 2, 200 Stevens Drive,  Philadelphia,  Pennsylvania
19113,  and The Chase  Manhattan  Bank,  One  Pierrepont  Plaza,  Brooklyn,  New York 11201.  Certain  records with respect to the Registrant's  securities  transactions are maintained at the offices of the various  sub-advisors to the  Registrant.  The  Registrant's  corporate  records  are  maintained  at its  offices at One  Corporate  Drive,
Shelton,  Connecticut 06484. The Registrant's  financial and  interestholder  ledgers and similar financial records are maintained at the offices of its Administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, DE 19809.

ITEM 29. Management Services
         -------------------

         None.

ITEM 30. Undertakings
         ------------

         None.

                                                    SIGNATURES
                                                    ----------

         Pursuant to the  requirements  of the Securities Act of 1933, as amended,  and the Investment  Company Act of 1940, as amended,  the Registrant has duly caused this Amendment to its  Registration  Statement to be signed on its behalf by the undersigned,  thereunto duly authorized, in the City of Shelton and State of Connecticut,  on the
15th day of February, 2002.

                                                                       By: /s/ Edward P. Macdonald
                                                                           -----------------------
                                                                           Edward P. Macdonald
                                                                           Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to its  Registration  Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                            Title                              Date
---------                                            -----                              ----

/s/ Wade A. Dokken*                         President                                   2/15/02
-------------------                                                                     -------
Wade A. Dokken

/s/ Edward P. Macdonald                     Secretary                                   2/15/02
-----------------------                                                                 -------
Edward P. Macdonald

/s/ Richard G. Davy, Jr.                    Treasurer (Chief                            2/15/02
------------------------                                                                -------
Richard G. Davy, Jr.                        Financial and Accounting
                                            Officer)

/s/ David E. A. Carson*                     Trustee                                     2/15/02
----------------------                                                                  -------
David E. A. Carson

/s/ Julian A. Lerner*                       Trustee                                     2/15/02
---------------------                                                                   -------
Julian A. Lerner

/s/ Thomas M. O'Brien*                      Trustee                                     2/15/02
---------------------                                                                   -------
Thomas M. O'Brien

/s/ John A. Pileski*                        Trustee                                     2/15/02
-------------------                                                                     -------
John A. Pileski

/s/ F. Don Schwartz*                        Trustee                                     2/15/02
-------------------                                                                     -------
F. Don Schwartz

                                            *By:  /s/ Susann A. Palumbo
                                                  ---------------------
                                                  Susann A. Palumbo

                                  *Pursuant to Powers of Attorney filed herewith.

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of American Skandia Trust (the "Trust")
does hereby make, constitute and appoint Edward P. Macdonald, Secretary of the Trust, or Susann A. Palumbo,
Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering the Trust under the Investment Company Act of 1940 with the Securities and Exchange commission, or amending any such registration, or registering shares in one or more series, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS THEREOF, the undersigned has subscribed hereunder this 2nd day of January, 2002

                                                                     /s/Wade A Dokken
                                                                     -------------------------------------------------

                                                                     Wade A. Dokken

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of American Skandia Trust (the "Trust")
does hereby make, constitute and appoint Edward P. Macdonald, Secretary of the Trust, or Susann A. Palumbo,
Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering the Trust under the Investment Company Act of 1940 with the Securities and Exchange commission, or amending any such registration, or registering shares in one or more series, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS THEREOF, the undersigned has subscribed hereunder this 5th day of February, 2002

--------------------------------------------------------------------
                                                                     /s/David E. A. Carson
-------------------------------------------------------------------- -------------------------------------------------

                                                                     David E. A. Carson

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of American Skandia Trust (the "Trust")
does hereby make, constitute and appoint Edward P. Macdonald, Secretary of the Trust, or Susann A. Palumbo,
Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering the Trust under the Investment Company Act of 1940 with the Securities and Exchange commission, or amending any such registration, or registering shares in one or more series, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS THEREOF, the undersigned has subscribed hereunder this 31st day of January, 2002

--------------------------------------------------------------------
                                                                     /s/Thomas M. O'Brien
-------------------------------------------------------------------- -------------------------------------------------

                                                                     Thomas M. O'Brien

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of American Skandia Trust (the "Trust")
does hereby make, constitute and appoint Edward P. Macdonald, Secretary of the Trust, or Susann A. Palumbo,
Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering the Trust under the Investment Company Act of 1940 with the Securities and Exchange commission, or amending any such registration, or registering shares in one or more series, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS THEREOF, the undersigned has subscribed hereunder this 30th day of January, 2002

--------------------------------------------------------------------
                                                                     /s/Julian A. Lerner
-------------------------------------------------------------------- -------------------------------------------------

                                                                     Julian A. Lerner

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of American Skandia Trust (the "Trust")
does hereby make, constitute and appoint Edward P. Macdonald, Secretary of the Trust, or Susann A. Palumbo,
Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering the Trust under the Investment Company Act of 1940 with the Securities and Exchange commission, or amending any such registration, or registering shares in one or more series, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS THEREOF, the undersigned has subscribed hereunder this 2nd day of February, 2002

--------------------------------------------------------------------
                                                                     /s/John A. Pileski
-------------------------------------------------------------------- -------------------------------------------------

                                                                     John A. Pileski

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of American Skandia Trust (the "Trust")
does hereby make, constitute and appoint Edward P. Macdonald, Secretary of the Trust, or Susann A. Palumbo,
Assistant Secretary, as his true and lawful attorney-in-fact and agent with all power and authority on his behalf to sign his name on any and all registration statements, documents, instruments and/or exhibits related thereto and any and all amendments thereto (including any and all pre- and post-effective amendments to any registration statement) on any form or forms for the purpose of registering the Trust under the Investment Company Act of 1940 with the Securities and Exchange commission, or amending any such registration, or registering shares in one or more series, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act authorized by the Power of Attorney and the undersigned does hereby ratify all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

         IN WITNESS THEREOF, the undersigned has subscribed hereunder this 1st day of February, 2002

--------------------------------------------------------------------
                                                                     /s/F. Don Schwartz
-------------------------------------------------------------------- -------------------------------------------------

                                                                     F. Don Schwartz

                                                                                          Registration No. 33-24962

                                        SECURITIES AND EXCHANGE COMMISSION
                                              WASHINGTON, D.C. 20549

                                                     EXHIBITS
                                    FILED WITH POST-EFFECTIVE AMENDMENT NO. 44
                                                   TO FORM N-1A

                                         REGISTRATION STATEMENT UNDER THE
                                            SECURITIES ACT OF 1933 AND
                                          INVESTMENT COMPANY ACT OF 1940

                                              AMERICAN SKANDIA TRUST

                                                     Exhibits
                                                     --------

                                                 -----------------

                  Exhibit Number                         Description
                  --------------                         -----------

                           (d)(41)        Investment  Management  Agreement between Registrant and American Skandia
                                          Investment  Services,  Incorporated  for the  AST  DeAM  Small-Cap  Value
                                          Portfolio.

                           (d)(42)        Investment  Management  Agreement between Registrant and American Skandia
                                          Investment  Services,  Incorporated  for the AST  DeAM  Large-Cap  Growth
                                          Portfolio.

                           (d)(85)        Sub-advisory  Agreement  between  American Skandia  Investment  Services,
                                          Incorporated  and  Deutsche  Asset  Management,  Inc.  for the  AST  DeAM
                                          Small-Cap Value Portfolio.

                           (d)(86)        Sub-advisory  Agreement  between  American Skandia  Investment  Services,
                                          Incorporated  and  Deutsche  Asset  Management,  Inc.  for the  AST  DeAM
                                          Large-Cap Growth Portfolio.

                           (i)            Consent of Counsel for the Registrant.